UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-6067

DIMENSIONAL INVESTMENT GROUP INC.
(Exact name of registrant as specified in charter)

1299 Ocean Avenue, Santa Monica, CA			90401
(Address of principal executive offices)			(Zip code)

Catherine L. Newell, Esquire, Vice President and Secretary Dimensional Investment Group Inc., 1299 Ocean Avenue, Santa Monica, CA 90401
(Name and address of agent for service)

Registrant’s telephone number, including area code:		310-395-8005

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2008

ITEM 1.                  REPORTS TO STOCKHOLDERS.

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Company Institutional Index Portfolio

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FNMA  Federal National Mortgage Association

STRIP  Separate Trading of Registered Interest and Principal Securities

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(y)  The rate shown is the effective yield.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

REITs  Real Estate Investment Trusts

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

U.S. Large Company Institutional Index Portfolio vs. S&P 500 Index
September 23, 1999-October 31, 2008

Growth of $100,000,000
U.S. Large Company Institutional Index Portfolio
S&P 500 Index
$200,000,000
$100,000,000
$0
09/99
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$88,181,990
$87,912,232

Average Annual Total Return	One Year	Five Years	From 9/23/1999
	-35.91%	0.27%	-1.40%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P data are provided by Standard & Poor's Index Services Group.

2

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

U.S. Equity Market Review  11 Months Ended October 31, 2008

U.S. equity markets experienced high levels of volatility during the 11-month fiscal year ended October 31, 2008. The behavior of equity markets has been driven in large part by the contraction of lending in credit markets. In addition to heightened volatility, the cross-sectional dispersion of stock returns in equity markets has increased relative to previous levels, and returns even within each asset class have differed greatly. Dimensional Fund Advisors believes that a security's risk characteristics determine its expected return. Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization, and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 11 months ended October 31, 2008, small company stocks slightly outperformed large companies, and mid cap companies underperformed both small and large cap companies. The performance of the Russell Microcap Index® was -33.59%, the Russell 2000 Index® was –29.07%, CRSP 6-10 Index was –32.90%, and MSCI USA Small Cap 1750 Index was –32.21%. Large cap value stocks, as measured by the Russell 1000 Value Index®, slightly outperformed large cap growth stocks, as measured by the Russell 1000 Growth Index®. The value premium was larger among small cap stocks.

Total Return for 11 Months Ended October 31, 2008

Russell 2000 Index® (small cap companies)	–29.07%
Russell Midcap Index® (mid cap companies)	–37.70%
Russell 1000 Index® (large cap companies)	–33.99%
Russell 3000 Value Index®	–32.90%
Russell 3000 Growth Index®	–34.45%

When the large, mid, and small cap market segments are further divided by value and growth characteristics, the distinction in performance within sectors was equally significant.

Total Return for 11 Months Ended October 31, 2008

Russell 1000 Value Index® (large cap value companies)	–33.55%
Russell 1000 Growth Index® (large cap growth companies)	–34.54%
Russell Midcap Value Index® (mid cap value companies)	–35.42%
Russell Midcap Growth Index® (mid cap growth companies)	–40.01%
Russell 2500 Value Index® (small/mid cap value companies)	–29.10%
Russell 2500 Growth Index® (small/mid cap growth companies)	–37.30%
Russell 2000 Value Index® (small cap value companies)	–24.91%
Russell 2000 Growth Index® (small cap growth companies)	–33.26%

Source: Russell data copyright© Russell Investment Group 1995-2008, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 11 months ended October 31, 2008 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

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Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

U.S. Large Company Institutional Index Portfolio

The U.S. Large Company Institutional Index Portfolio seeks to produce returns similar to those of the S&P 500® Index by purchasing shares of a Master Fund that invests in S&P 500® Index stocks in approximately the same proportions as they are represented in the S&P 500® Index. The Master Fund essentially was fully invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of assets.

For the 11 months ended October 31, 2008, total returns were -33.10% for the Portfolio and 33.31% for the S&P 500® Index. The securities in the Master Fund closely tracked the investment results of the S&P 500 Index®. The better relative performance of the Portfolio was primarily due to the flexible trading approach employed by the Master Fund to gain exposure to the performance of the S&P 500 Index® during periods of index reconstitution.

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DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$708.90	0.10%	$0.43
Hypothetical 5% Annual Return	$1,000.00	$1,024.63	0.10%	$0.51

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

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DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

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DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Company Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$729,288
Receivables:
Affiliated Investment Company	69
Fund Shares Sold	475
Prepaid Expenses and Other Assets	20
Total Assets	729,852
LIABILITIES:
Payables:
Fund Shares Redeemed	544
Due to Advisor	21
Accrued Expenses and Other Liabilities	69
Total Liabilities	634
NET ASSETS	$729,218
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	95,705,362
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$7.62
Investment in Affiliated Investment Company at Cost	$781,916
NET ASSETS CONSIST OF:
Paid-In Capital	$904,455
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,125
Accumulated Net Realized Gain (Loss)	(125,734)
Net Unrealized Appreciation (Depreciation)	(52,628)
NET ASSETS	$729,218
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
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DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends	$18,074	$18,154
Interest	425	793
Income from Securities Lending	379	182
Expenses Allocated from Affiliated Investment Company	(363)	(406)
Total Investment Income	18,515	18,723
Expenses
Administrative Services Fees	429	478
Accounting & Transfer Agent Fees	24	25
Filing Fees	47	37
Shareholders' Reports	47	63
Directors'/Trustees' Fees & Expenses	—	5
Professional Fees	25	23
Other	8	2
Total Expenses	580	633
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	(84)	(84)
Net Expenses	496	549
Net Investment Income (Loss)	18,019	18,174
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(22,091)	2,354
Futures	(4,079)	441
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(342,835)	48,691
Futures	682	(119)
Net Realized and Unrealized Gain (Loss)	(368,323)	51,367
Net Increase (Decrease) in Net Assets Resulting from Operations	$(350,304)	$69,541

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.
8

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$18,019	$18,174	$14,644
Net Realized Gain (Loss) on:
Investment Securities Sold	(22,091)	2,354	(2,133)
Futures	(4,079)	441	927
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(342,835)	48,691	93,381
Futures	682	(119)	(395)
Net Increase (Decrease) in Net Assets Resulting from Operations	(350,304)	69,541	106,424
Distributions From:
Net Investment Income	(19,755)	(17,347)	(13,807)
Total Distributions	(19,755)	(17,347)	(13,807)
Capital Share Transactions (1):
Shares Issued	224,711	178,336	189,192
Shares Issued in Lieu of Cash Distributions	19,426	16,995	13,527
Shares Redeemed	(147,002)	(122,788)	(110,526)
Net Increase (Decrease) from Capital Share Transactions	97,135	72,543	92,193
Total Increase (Decrease) in Net Assets	(272,924)	124,737	184,810
Net Assets
Beginning of Period	1,002,142	877,405	692,595
End of Period	$729,218	$1,002,142	$877,405
(1) Shares Issued and Redeemed:
Shares Issued	22,832	15,525	18,690
Shares Issued in Lieu of Cash Distributions	1,861	1,500	1,360
Shares Redeemed	(15,126)	(10,622)	(10,867)
	9,567	6,403	9,183
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,125	$4,861	$4,034

See accompanying Notes to Financial Statements.
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DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$11.63	$11.00	$9.82	$9.23	$8.32	$7.36
Income from Investment Operations
Net Investment Income (Loss)	0.20	(A)	0.22	(A)	0.19	(A)	0.17	0.17	0.13
Net Gains (Losses) (Realized and Unrealized)	(3.99)	0.62	1.18	0.61	0.88	0.95
Total from Investment Operations	(3.79)	0.84	1.37	0.78	1.05	1.08
Less Distributions
Net Investment Income	(0.22)	(0.21)	(0.19)	(0.19)	(0.14)	(0.12)
Total Distributions	(0.22)	(0.21)	(0.19)	(0.19)	(0.14)	(0.12)
Net Asset Value, End of Period	$7.62	$11.63	$11.00	$9.82	$9.23	$8.32
Total Return	(33.10	)%(C)	7.71%	14.11%	8.50%	12.66%	14.94%
Net Assets, End of Period (thousands)	$729,218	$1,002,142	$877,405	$692,595	$534,285	$398,955
Ratio of Expenses to Average Net Assets (D)	0.10	%(B)	0.10%	0.10%	0.10%	0.10%	0.11%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.11	%(B)	0.11%	0.11%	0.14%	0.15%	0.16%
Ratio of Net Investment Income to Average Net Assets	2.10	%(B)	1.90%	1.90%	1.82%	1.96%	1.69%

See Page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
10

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE COMPANY INSTITUTIONAL INDEX PORTFOLIO

NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the U.S. Large Company Institutional lndex Portfolio (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Company Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 22% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The Portfolio's investment reflects its proportionate interest in the net assets of the Series.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Large Company Institutional Index Portfolio	$729,288	—	—	$729,288

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2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $14 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities and futures from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor at an effective annual rate of 0.05% of average daily net assets.

Pursuant to the Fee Waiver and Expense Assumption Agreement for the Portfolio, the Advisor has contractually agreed to waive its administration fee to the extent necessary to reduce the Portfolio's expenses to the extent that its total direct and indirect expenses (including the expenses the Portfolio bears as a shareholder of the Series) exceed 0.10% of its average daily net assets on an annualized basis. At any time that the total direct and indirect expenses of the Portfolio are less than 0.10% of its average daily net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio's total direct and indirect expenses to exceed 0.10% of its average daily net assets on an annualized basis. The Portfolio is not obligated to reimburse the Advisor for fees waived by the Advisor more than thirty-six months before the date of such recovery. The Fee Waiver and Expense Assumption Agreement will remain in effect for a period of one year from April 1, 2008 to April 1, 2009, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. At October 31, 2008, approximately $292 (in thousands) of previously waived fees are subject to future recovery by the Advisor over various periods not exceeding October 31, 2011.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

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D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. There were no permanent differences as of October 31, 2008.

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$13,807	—	$13,807
2007	17,347	—	17,347
2008	19,755	—	19,755

As of October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforwards	Total Net Distributable Earnings/ (Accumulated Losses)
$3,139	$(98,922)	$(95,783)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Portfolio had capital loss carryforward available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

Expires on October 31,
2009	2010	2011	2013	2014	2016	Total
$50,824	$14,821	$13,996	$1,702	$1,944	$15,635	$98,922

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$807,201	$65,751	$(143,664)	$(77,913)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

13

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, two shareholders held approximately 93% of the outstanding shares of the Portfolio. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Company Institutional Index Portfolio and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Company Institutional Index Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The U.S. Large Company Series vs. S&P 500 Index

October 31, 1998-October 31, 2008

Growth of $10,000
The U.S. Large Company Series
S&P 500 Index
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$10,419
$10,404

Average Annual Total Return	One Year	Five Years	Ten Years
	-35.86%	0.34%	0.41%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P data are provided by Standard & Poor's Index Services Group.

16

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$709.20	0.04%	$0.17
Hypothetical 5% Annual Return	$1,000.00	$1,024.94	0.04%	$0.20

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	REITs	Telecommunication Services	Utilities	Total
8.2%	12.9%	13.2%	13.9%	13.8%	11.0%	15.8%	3.1%	1.0%	3.3%	3.8%	100.0%

18

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (80.9%)
Consumer Discretionary — (6.8%)
Comcast Corp. Class A	1,109,388	$17,483,955	0.5%
Disney (Walt) Co.	713,351	18,475,791	0.6%
# Home Depot, Inc.	645,698	15,232,016	0.5%
# McDonald's Corp.	427,563	24,768,725	0.8%
Other Securities		194,135,666	5.9%
Total Consumer Discretionary		270,096,153	8.3%
Consumer Staples — (10.4%)
Altria Group, Inc.	783,038	15,026,499	0.5%
# Anheuser-Busch Companies, Inc.	273,354	16,956,149	0.5%
# Coca-Cola Co.	755,726	33,297,288	1.0%
# CVS Caremark Corp.	545,607	16,722,855	0.5%
Kraft Foods, Inc.	577,134	16,817,685	0.5%
PepsiCo, Inc.	595,156	33,929,844	1.0%
Philip Morris International, Inc.	783,600	34,063,092	1.0%
Procter & Gamble Co.	1,153,540	74,449,472	2.3%
# Wal-Mart Stores, Inc.	852,470	47,576,351	1.5%
Other Securities		125,064,458	3.8%
Total Consumer Staples		413,903,693	12.6%
Energy — (10.6%)
# Chevron Corp.	781,038	58,265,435	1.8%
ConocoPhillips	577,777	30,055,960	0.9%
Exxon Mobil Corp.	1,974,580	146,355,870	4.5%
Occidental Petroleum Corp.	310,624	17,252,057	0.5%
# Schlumberger, Ltd.	456,045	23,554,724	0.7%
Other Securities		148,426,806	4.5%
Total Energy		423,910,852	12.9%
Financials — (11.3%)
Bank of America Corp.	1,906,573	46,081,869	1.4%
# Citigroup, Inc.	2,070,150	28,257,547	0.9%
JPMorgan Chase & Co.	1,400,511	57,771,079	1.8%
The Goldman Sachs Group, Inc.	165,164	15,277,670	0.5%
# U.S. Bancorp	662,268	19,742,209	0.6%
# Wells Fargo & Co.	1,257,952	42,833,266	1.3%
Other Securities		241,149,085	7.3%
Total Financials		451,112,725	13.8%
Health Care — (11.2%)
Abbott Laboratories	586,042	32,320,216	1.0%
* Amgen, Inc.	402,228	24,089,435	0.7%
# Bristol-Myers Squibb Co.	752,581	15,465,540	0.5%
#* Gilead Sciences, Inc.	349,719	16,034,616	0.5%
# Johnson & Johnson	1,062,370	65,165,776	2.0%
# Medtronic, Inc.	428,938	17,299,070	0.5%
# Merck & Co., Inc.	814,494	25,208,589	0.8%
Pfizer, Inc.	2,562,692	45,385,275	1.4%
# Wyeth	506,924	16,312,814	0.5%
Other Securities		189,450,712	5.7%
Total Health Care		446,732,043	13.6%

19

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (8.9%)
# 3M Co.	265,731	$17,086,503	0.5%
# Boeing Co.	281,415	14,709,562	0.4%
# General Electric Co.	3,990,157	77,847,963	2.4%
# United Parcel Service, Inc.	383,268	20,228,885	0.6%
United Technologies Corp.	366,615	20,149,160	0.6%
Other Securities		203,312,668	6.3%
Total Industrials		353,334,741	10.8%
Information Technology — (12.5%)
#* Apple, Inc.	336,779	36,234,053	1.1%
#* Cisco Sytems, Inc.	2,245,688	39,905,876	1.2%
#* Google, Inc.	90,851	32,182,844	1.0%
# Hewlett-Packard Co.	931,064	35,641,130	1.1%
# Intel Corp.	2,137,289	34,196,624	1.0%
# International Business Machines Corp.	515,063	47,885,407	1.5%
# Microsoft Corp.	2,985,078	66,656,792	2.0%
* Oracle Corp.	1,489,655	27,245,790	0.8%
QUALCOMM, Inc.	623,836	23,867,965	0.7%
Other Securities		155,843,856	4.9%
Total Information Technology		499,660,337	15.3%
Materials — (2.5%)
# Monsanto Co.	209,091	18,604,917	0.6%
Other Securities		82,742,804	2.5%
Total Materials		101,347,721	3.1%
Real Estate Investment Trusts — (0.9%)
Total Real Estate Investment Trusts		34,307,409	1.0%
Telecommunication Services — (2.7%)
AT&T, Inc.	2,240,314	59,973,206	1.8%
Verizon Communications, Inc.	1,082,609	32,121,009	1.0%
Other Securities		14,620,434	0.5%
Total Telecommunication Services		106,714,649	3.3%
Utilities — (3.1%)
Total Utilities		121,394,214	3.7%
TOTAL COMMON STOCKS		3,222,514,537	98.4%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%,11/03/08 (Collateralized by $36,525,000 FNMA 5.00%, 06/01/23, valued at $34,569,468) to be repurchased at $34,058,668	$34,056	34,056,000	1.0%

20

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (18.2%)
§@ DFA Short Term Investment Fund LP	665,250,501	$665,250,501	20.3%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.3%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $66,764,882 FNMA, rates ranging from 5.000% to 7.000%, maturities ranging from 05/01/18 to 12/01/37 & U.S. Treasury STRIP, rates ranging from 0.569%(y) to 1.359%(y), maturities ranging from 11/30/08 to 11/30/09, valued at $51,835,339) to be repurchased at $50,489,596	$50,489	50,488,600	1.6%
TOTAL SECURITIES LENDING COLLATERAL		725,739,101	22.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,182,606,777)		$3,982,309,638	121.6%

See accompanying Notes to Financial Statements.

21

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands)

ASSETS:
Investments at Value (including $712,279 of securities on loan)	$3,222,515
Temporary Cash Investments at Value & Cost	34,056
Collateral Received from Securities on Loan at Value & Cost	725,739
Cash	4,084
Receivables:
Investment Securities Sold	2,153
Dividends and Interest	4,961
Fund Shares Sold	5,691
Securities Lending Income	367
Fund Margin Variation	200
Prepaid Expenses and Other Assets	20
Total Assets	3,999,786
LIABILITIES:
Payables:
Upon Return of Securities Loaned	725,739
Fund Shares Redeemed	70
Due to Advisor	69
Accrued Expenses and Other Liabilities	256
Total Liabilities	726,134
NET ASSETS	$3,273,652
Investments at Cost	$3,422,812

See accompanying Notes to Financial Statements.
22

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends	$82,686	$91,440
Interest	1,937	3,944
Income from Securities Lending	1,741	927
Total Investment Income	86,364	96,311
Expenses
Investment Advisory Services Fees	981	1,201
Accounting & Transfer Agent Fees	403	491
S&P 500® Fees	87	86
Custodian Fees	58	62
Shareholders' Reports	38	52
Directors'/Trustees' Fees & Expenses	—	7
Professional Fees	74	119
Other	18	31
Total Expenses	1,659	2,049
Net Investment Income (Loss)	84,705	94,262
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(126,174)	10,206
Futures	(22,232)	3,585
In-Kind Redemptions	24,362 *	529,199 *
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(1,591,847)	(217,829)
Futures	1,195	(216)
Net Realized and Unrealized Gain (Loss)	(1,714,696)	324,945
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,629,991)	$419,207

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
23

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$84,705	$94,262	$87,710
Net Realized Gain (Loss) on:
Investment Securities Sold	(126,174)	10,206	(8,634)
Futures	(22,232)	3,585	6,769
In-Kind Redemptions	24,362 *	529,199 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(1,591,847)	(217,829)	523,721
Futures	1,195	(216)	(1,050)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,629,991)	419,207	608,516
Transactions in Interest:
Contributions	696,520	616,294	753,004
Withdrawals	(299,226)*	(1,482,132)*	(647,252)
Net Increase from Transactions in Interest	397,294	(865,838)	105,752
Total Increase (Decrease) in Net Assets	(1,232,697)	(446,631)	714,268
Net Assets
Beginning of Period	4,506,349	4,952,980	4,238,712
End of Period	$3,273,652	$4,506,349	$4,952,980

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
24

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

FINANCIAL HIGHLIGHTS

	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(33.10	)%(C)	7.77%	14.25%	8.51%	12.77%	15.05%
Net Assets, End of Period (thousands)	$3,273,652		$4,506,349	$4,952,980	$4,238,712	$3,493,919	$3,000,997
Ratio of Expenses to Average Net Assets	0.04	%(B)	0.04%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.16	%(B)	1.96%	1.95%	1.87%	1.99%	1.75%
Portfolio Turnover Rate	6	%(C)	13%*	4%	6%	2%	8%

See Page 1 for the Definitions of Abbreviations and Footnotes.

* Excluding security sales due to the In-Kind Redemptions, the portfolio turnover rate would have been 5%. See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
25

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE COMPANY SERIES

NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen investment portfolios, of which The U.S. Large Company Series (the "Series") is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

26

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The U.S. Large Company Series	$3,222,515	$759,795	—	$3,982,310	$2,377	—	—	$2,377

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) are included in Other Expenses on October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses on November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $62 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.025% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

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D.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$712,184
Sales	245,176

There were no purchases or sales of long-term U.S. government securities.

E.  Federal Income Taxes:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains or losses have been deemed to have been "passed down" to its partners.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$4,340,356	$574,021	$(932,067)	$(358,046)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Futures Contracts:  During the period December 1, 2007 to October 31, 2008, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash with a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 2008, the Series had outstanding 155 long futures contracts of the S&P 500 Index®, all of which expire on December 19, 2008. The value of such contracts on October 31, 2008 was $37,483 (in thousands), which resulted in an unrealized gain of $2,377 (in thousands). Approximately $3,836 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

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Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.   Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Series under this line of credit during the period ended October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Series under this line of credit during the period ended October 31, 2008.

H.   Securities Lending:

As of October 31, 2008, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

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J.  In-Kind Redemptions:

In accordance with guidelines described in the Series' prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $24,362 (in thousands) of net gain.

During the year ended November 30, 2007, The U.S. Large Company Series distributed securities in lieu of cash for shareholder redemptions. The value of the redemption was $1,099,445 (in thousands) which resulted in a realized gain of $529,199 (in thousands) to the Series.

K.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Company Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Company Series (one of the series constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

34

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

36

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

38

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

39

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, each portfolio is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualifying Interest Income(3)
U.S. Large Company Institutional Index Portfolio	100%	100%	75%	75%	4%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

40

DFA103108-006A

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

i

Continued

ii

Continued

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

iii

[THIS PAGE INTENTIONALLY LEFT BLANK]

DFA INVESTMENT DIMENSIONS GROUP INC.

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

AMBAC  American Municipal Bond Assurance Corporation

ETM  Escrowed to Maturity

FGIC  Federal Guaranty Insurance Corporation

FSA  Financial Security Assurance

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

GNMA  Government National Mortgage Association

GO  General Obligation

MBIA  Municipal Bond Insurance Association

P.L.C.  Public Liability Company

RB  Revenue Bond

REIT  Real Estate Investment Trust

SA  Special Assessment

SPDR  Standard & Poor's Depository Receipts

STRB  Special Tax Revenue Bond

STRIP  Separate Trading of Registered Interest and Principal of Securities

TAN  Tax Anticipation Note

TECP  Tax Exempt Commercial Paper

TRAN  Tax and Revenue Anticipation Note

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have generally been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

^  Denominated in local currency or the Euro, unless otherwise noted.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of October 31, 2008.

(y)  The rate shown is the effective yield.

(t)  Face Amount denominated in Australian Dollars.

(g)  Face Amount denominated in British Pounds.

(c)  Face Amount denominated in Canadian Dollars.

(d)  Face Amount denominated in Denmark Krone.

(e)  Face Amount denominated in Euro.

(j)  Face Amount denominated in Japanese Yen.

(z)  Face Amount denominated in New Zealand Dollars.

(n)  Face Amount denominated in Norwegian Krone.

(s)  Face Amount denominated in Swedish Krona.

(f)  Face Amount denominated in Swiss Francs.

(u)  Face Amount denominated in United States Dollars.

§  Affiliated Fund.

❖  Security segregated as collateral for the Open Futures Contracts.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES
Continued

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

(E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

N/A  Does not apply to this fund.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

REITs  Real Estate Investment Trusts

(a)  Commencement of Operations.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

U.S. Large Company Portfolio Institutional Class vs. S&P 500 Index
October 31, 1998-October 31, 2008

Growth of $10,000
U.S. Large Company Portfolio Institutional Class
S&P 500 Index
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$10,404
$10,317

Average Annual Total Return	One Year	Five Years	Ten Years
	-35.92%	0.23%	0.31%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P data are provided by Standard & Poor's Index Services Group.

Enhanced U.S. Large Company Portfolio Institutional Class vs. S&P 500 Index
October 31, 1998-October 31, 2008

Growth of $10,000

Enhanced U.S. Large Company Portfolio Institutional Class
S&P 500 Index
$20,000
$10,000
$0
$10,404
$10,060
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	-36.73%	-0.51%	0.06%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P data are provided by Standard & Poor's Index Services Group.

U.S. Large Cap Value Portfolio Institutional Class vs. Russell 1000 Value Index
October 31, 1998-October 31, 2008

Growth of $10,000

U.S. Large Cap Value Portfolio Institutional Class
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$14,341
$13,162

Average Annual Total Return	One Year	Five Years	Ten Years
	-40.18%	1.13%	3.67%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

U.S. Targeted Value Portfolio Class R2 vs. Russell 2000 Value Index
June 30, 2008-October 31, 2008

Growth of $10,000
U.S. Targeted Value Portfolio Class R2
Russell 2000 Value Index
$20,000
$10,000
$0
$8,399
$7,860
06/08
10/08

Total Return	From 6/30/2008
	-21.40%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

U.S. Targeted Value Portfolio Class R1 vs. Russell 2000 Value Index
January 31, 2008-October 31, 2008

Growth of $10,000
U.S. Targeted Value Portfolio Class R1
Russell 2000 Value Index
$20,000
$10,000
$0
2008
10/08
$7,897
$7,504

Total Return	From 1/31/2008
	-24.96%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

U.S. Targeted Value Portfolio Institutional Class vs. Russell 2000 Value Index
February 23, 2000-October 31, 2008

Growth of $10,000

U.S. Targeted Value Portfolio Institutional Class
Russell 2000 Value Index
$40,000
$30,000
$20,000
$10,000
$0
02/00
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$21,746
$19,637

Average Annual Total Return	One Year	Five Years	From 2/23/2000
	-34.32%	3.26%	9.35%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

U.S. Small Cap Value Portfolio Institutional Class vs. Russell 2000 Value Index

October 31, 1998-October 31, 2008

Growth of $10,000
U.S. Small Cap Value Portfolio Institutional Class
Russell 2000 Value Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$23,838
$20,410

Average Annual Total Return	One Year	Five Years	Ten Years
	-37.75%	2.12%	9.08%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

U.S. Core Equity 1 Portfolio Institutional Class vs. Russell 3000 Index

September 15, 2005-October 31, 2008

Growth of $10,000
U.S. Core Equity 1 Portfolio Institutional Class
Russell 3000 Index
$20,000
$10,000
$0
09/05
2007
2008
10/08
$8,312
$8,214

Average Annual Total Return	One Year	From 9/15/2005
	-36.32%	-6.10%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

U.S. Core Equity 2 Portfolio Institutional Class vs. Russell 3000 Index

September 15, 2005-October 31, 2008

Growth of $10,000
U.S. Core Equity 2 Portfolio Institutional Class
Russell 3000 Index
$20,000
$10,000
$0
09/05
2007
2008
10/08
$8,312
$8,124

Average Annual Total Return	One Year	From 9/15/2005
	-36.98%	-6.43%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

U.S. Vector Equity Portfolio Institutional Class vs. Russell 2500 Index

December 30, 2005-October 31, 2008

Growth of $10,000
U.S. Vector Equity Portfolio Institutional Class
Russell 2500 Index
$20,000
$10,000
$0
12/05
2007
2008
10/08
$7,920
$7,847

Average Annual Total Return	One Year	From 12/30/2005
	-37.62%	-8.20%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

T.A. U.S. Core Equity 2 Portfolio Institutional Class vs. Russell 3000 Index

October 4, 2007-October 31, 2008

Growth of $10,000

T.A. U.S. Core Equity 2 Portfolio Institutional Class
Russell 3000 Index
$20,000
$10,000
$0
10/07
10/08
$6,387
$6,376

Average Annual Total Return	One Year	From 10/4/2007
	-35.81%	-34.13%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

U.S. Small Cap Portfolio Institutional Class vs. Russell 2000 Index
October 31, 1998-October 31, 2008

Growth of $10,000
U.S. Small Cap Portfolio Institutional Class
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$19,337
$16,132

Average Annual Total Return	One Year	Five Years	Ten Years
	-35.83%	0.82%	6.82%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

U.S. Micro Cap Portfolio Institutional Class vs. Russell 2000 Index

October 31, 1998-October 31, 2008

Growth of $10,000

U.S. Micro Cap Portfolio Institutional Class
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$22,349
$16,132

Average Annual Total Return	One Year	Five Years	Ten Years
	-37.11%	0.29%	8.37%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA Real Estate Securities Portfolio Institutional Class vs. Dow Jones Wilshire REIT Index, S&P 500 Index

October 31, 1998-October 31, 2008

Growth of $10,000
DFA Real Estate Securities Portfolio Institutional Class
Dow Jones Wilshire REIT Index
S&P 500 Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$23,492
$22,980
$10,404

Average Annual Total Return	One Year	Five Years	Ten Years
	-41.15%	4.24%	8.68%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Dow Jones Wilshire data provided by Dow Jones Indexes. The S&P data are provided by Standard & Poor's Index Services Group.

Large Cap International Portfolio Institutional Class vs. MSCI World ex USA Index (net dividends)
October 31, 1998-October 31, 2008

Growth of $10,000

Large Cap International Portfolio Institutional Class
MSCI World ex USA Index (net dividends)
MSCI EAFE Index (net dividends)
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$12,320
$12,239
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-45.17%	3.88%	2.04%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

International Core Equity Portfolio Institutional Class vs. MSCI World ex USA Index (net dividends)
September 15, 2005-October 31, 2008

Growth of $10,000
International Core Equity Portfolio Institutional Class
MSCI World ex USA Index (net dividends)
$20,000
$10,000
$0
09/05
2007
2008
10/08
$8,471
$8,158

Average Annual Total Return	One Year	From 9/15/2005
	-48.74%	-6.31%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

T.A. World ex U.S. Core Equity Portfolio vs. MSCI All Country World ex USA Index (net div.)

March 6, 2008-October 31, 2008

Growth of $10,000
T.A. World ex U.S. Core Equity Portfolio
MSCI All Country World ex USA Index (net div.)
$20,000
$10,000
$0
03/08
10/08
$5,985
$5,939

Total Return	From 3/6/2008
	-40.61%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

International Small Company Portfolio Institutional Class vs.
MSCI World ex USA Small Cap Index (net div.), MSCI World ex USA Small Cap Index (price-only)
October 31, 1998-October 31, 2008

Growth of $10,000
International Small Company Portfolio Institutional Class
MSCI World ex USA Small Cap Index (net div.)
MSCI World ex USA Small Cap Index (price-only)
MSCI EAFE Small Cap Index (net dividends)
MSCI EAFE Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$20,190
$16,041
$15,672
$13,373
$12,936

Average Annual Total Return	One Year	Five Years	Ten Years
	-50.99%	4.13%	7.28%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.675% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

Japanese Small Company Portfolio Institutional Class vs. MSCI Japan Small Cap Index (net dividends), MSCI Japan Small Cap Index (price-only)
October 31, 1998-October 31, 2008

Growth of $10,000
Japanese Small Company Portfolio Institutional Class
MSCI Japan Small Cap Index (net dividends)
MSCI Japan Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$16,075
$13,182
$12,262

Average Annual Total Return	One Year	Five Years	Ten Years
	-28.86%	2.28%	4.86%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

Asia Pacific Small Company Portfolio Institutional Class vs. MSCI Pacific ex Japan Small Cap Index (net dividends), MSCI Pacific ex Japan Small Cap Index (price-only)
October 31, 1998-October 31, 2008

Growth of $10,000
Asia Pacific Small Company Portfolio Institutional Class
MSCI Pacific ex Japan Small Cap Index (net dividends)
MSCI Pacific ex Japan Small Cap Index (price-only)
$80,000
$64,000
$48,000
$32,000
$16,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$30,044
$22,198
$15,957

Average Annual Total Return	One Year	Five Years	Ten Years
	-60.73%	3.32%	11.63%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

United Kingdom Small Company Portfolio Institutional Class vs. MSCI UK Small Cap Index (net dividends), MSCI UK Small Cap Index (price-only)
October 31, 1998-October 31, 2008

Growth of $10,000
United Kingdom Small Company Portfolio Institutional Class
MSCI UK Small Cap Index (net dividends)
MSCI UK Small Cap Index (price-only)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,039
$15,663
$11,779

Average Annual Total Return	One Year	Five Years	Ten Years
	-56.66%	0.97%	5.47%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

Continental Small Company Portfolio Institutional Class vs. MSCI Europe ex UK Small Cap Index (net dividends), MSCI Europe ex UK Small Cap Index (price-only)

October 31, 1998-October 31, 2008

Growth of $10,000

Continental Small Company Portfolio Institutional Class
MSCI Europe ex UK Small Cap Index (net dividends)
MSCI Europe ex UK Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$19,958
$15,982
$13,323

Average Annual Total Return	One Year	Five Years	Ten Years
	-53.60%	7.75%	7.16%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA International Real Estate Securities Portfolio Institutional Class vs. S&P/Citigroup Global ex US REIT Index (gross div.)

March 1, 2007-October 31, 2008

Growth of $10,000
DFA International Real Estate Securities Portfolio Institutional Class
S&P/Citigroup Global ex US REIT Index (gross div.)
$20,000
$10,000
$0
03/07
2008
10/08
$4,572
$4,461

Average Annual Total Return	One Year	From 3/1/2007
	-56.31%	-38.35%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P data are provided by Standard & Poor's Index Services Group.

DFA Global Real Estate Securities Portfolio vs. S&P Global REIT Index (gross div.)
June 4, 2008-October 31, 2008

Growth of $10,000
DFA Global Real Estate Securities Portfolio
S&P Global REIT Index (gross div.)
$10,000
$0
06/08
10/08
$6,040
$5,965

Total Return	From 6/4/2008
	-39.60%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P data are provided by Standard & Poor's Index Services Group.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

DFA International Small Cap Value Portfolio Institutional Class vs. MSCI World ex USA Small Cap Index (net div.), MSCI World ex USA Small Cap Index (price-only)

October 31, 1998-October 31, 2008

Growth of $10,000
DFA International Small Cap Value Portfolio Institutional Class
MSCI World ex USA Small Cap Index (net div.)
MSCI World ex USA Small Cap Index (price-only)
MSCI EAFE Small Cap Index (net dividends)
MSCI EAFE Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$24,839
$15,754
$15,391
$13,373
$12,936

Average Annual Total Return	One Year	Five Years	Ten Years
	-49.62%	5.81%	9.53%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.675% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

International Vector Equity Portfolio vs. MSCI World ex USA Index (net dividends)

August 14, 2008-October 31, 2008

Growth of $10,000
International Vector Equity Portfolio
MSCI World ex USA Index (net dividends)
$20,000
$10,000
$0
08/08
10/08
$6,812
$6,740

Total Return	From 8/14/2008
	-32.60%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

Emerging Markets Portfolio Institutional Class vs. MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
October 31, 1998-October 31, 2008

Growth of $10,000
Emerging Markets Portfolio Institutional Class
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$70,000
$56,000
$42,000
$28,000
$14,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$28,492
$26,820
$26,070

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.74%	10.95%	11.04%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

Emerging Markets Small Cap Portfolio Institutional Class vs. MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
October 31, 1998-October 31, 2008

Growth of $10,000
Emerging Markets Small Cap Portfolio Institutional Class
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$90,000
$72,000
$54,000
$36,000
$18,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$32,009
$27,484
$26,070

Average Annual Total Return	One Year	Five Years	Ten Years
	-60.45%	7.91%	12.34%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

Emerging Markets Core Equity Portfolio Institutional Class vs. MSCI Emerging Markets Index (net dividends)

April 5, 2005-October 31, 2008

Growth of $10,000
Emerging Markets Core Equity Portfolio Institutional Class
MSCI Emerging Markets Index (net dividends)
$30,000
$20,000
$10,000
$0
04/05
2006
2007
2008
10/08
$11,308
$10,661

Average Annual Total Return	One Year	From 4/5/2005
	-55.44%	1.81%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA One-Year Fixed Income Portfolio Institutional Class vs.
Merrill Lynch Six-Month US Treasury Bill Index, Merrill Lynch One-Year US Treasury Note Index
October 31, 1998-October 31, 2008

Growth of $10,000
DFA One-Year Fixed Income Portfolio Institutional Class
Merrill Lynch Six-Month US Treasury Bill Index
Merrill Lynch One-Year US Treasury Note Index
$20,000
$10,000
$0
$14,905
$14,640
$14,550
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	3.01%	3.15%	3.89%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

DFA Two-Year Global Fixed Income Portfolio Institutional Class vs. Citigroup World Government Bond Index 1-3 Years (hedged)
October 31, 1998-October 31, 2008

Growth of $10,000
DFA Two-Year Global Fixed Income Portfolio Institutional Class
Citigroup World Government Bond Index 1-3 Years (hedged)
$20,000
$10,000
$0
$15,394
$14,791
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	3.22%	3.04%	3.99%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Citigroup bond indexes copyright 2008 by Citigroup.

DFA Selectively Hedged Global Fixed Income Portfolio vs. Citigroup World Government Bond Index 1-3 Years (hedged), Citigroup World Government Bond Index 1-3 Years (unhedged) January 9, 2008-October 31, 2008

Growth of $10,000

DFA Selectively Hedged Global Fixed Income Portfolio
Citigroup World Government Bond Index 1-3 Years (hedged)
Citigroup World Government Bond Index 1-3 Years (unhedged)
$20,000
$10,000
$0
2008
10/08
$10,362
$10,035
$8,933

Total Return	From 1/9/2008
	-10.67%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Citigroup bond indexes copyright 2008 by Citigroup.

DFA Five-Year Government Portfolio Institutional Class vs. Merrill Lynch US Treasury/Agency Index 1-5 Years
October 31, 1998-October 31, 2008

Growth of $10,000
DFA Five-Year Government Portfolio Institutional Class
Merrill Lynch US Treasury/Agency Index 1-5 Years
$20,000
$10,000
$0
$16,101
$16,029
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	3.65%	3.30%	4.83%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

DFA Five-Year Global Fixed Income Portfolio Institutional Class vs. Citigroup World Government Bond Index 1-5 Years (hedged)
October 31, 1998-October 31, 2008

Growth of $10,000
DFA Five-Year Global Fixed Income Portfolio Institutional Class
Citigroup World Government Bond Index 1-5 Years (hedged)
$20,000
$10,000
$0
$15,753
$15,493
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	1.68%	3.09%	4.48%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Citigroup bond indexes copyright 2008 by Citigroup.

DFA Intermediate Government Fixed Income Portfolio Institutional Class vs. Barclays Capital US Government Bond Index
October 31, 1998-October 31, 2008

Growth of $10,000

DFA Intermediate Government Fixed Income Portfolio Institutional Class
Barclays Capital US Government Bond Index
$20,000
$10,000
$0
$17,208
$16,828
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	5.95%	4.45%	5.58%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA Inflation-Protected Securities Portfolio Institutional Class vs. Barclays Capital US TIPS Index

September 18, 2006-October 31, 2008

Growth of $10,000

DFA Inflation-Protected Securities Portfolio Institutional Class
Barclays Capital US TIPS Index
$20,000
$10,000
$0
09/06
2008
10/08
$10,296
$10,285

Average Annual Total Return	One Year	From 9/18/2006
	-3.99%	1.34%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHARTS

DFA Short-Term Municipal Bond Portfolio Institutional Class vs. Barclays Capital Municipal Bond Index 3 Years
August 20, 2002-October 31, 2008

Growth of $10,000
DFA Short-Term Municipal Bond Portfolio Institutional Class
Barclays Capital Municipal Bond Index 3 Years
$20,000
$10,000
$0
$11,961
$11,430
08/02
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	From 8/20/2002
	1.90%	2.08%	2.18%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA California Short-Term Municipal Bond Portfolio Institutional Class vs. Merrill Lynch 1-3 Year California Municipal Bond Index
April 2, 2007-October 31, 2008

Growth of $10,000
DFA California Short-Term Municipal Bond Portfolio Institutional Class
Merrill Lynch 1-3 Year California Municipal Bond Index
$20,000
$10,000
$0
04/07
2008
10/08
$10,692
$10,371

Average Annual Total Return	One Year	From 4/2/2007
	1.78%	2.33%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

DFA INVESTMENT DIMENSIONS GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

U.S. Equity Market Review  11 Months Ended October 31, 2008

U.S. equity markets experienced high levels of volatility during the 11-month fiscal year ended October 31, 2008. The behavior of equity markets has been driven in large part by the contraction of lending in credit markets. In addition to heightened volatility, the cross-sectional dispersion of stock returns in equity markets has increased relative to previous levels, and returns even within each asset class have differed greatly. Dimensional Fund Advisors believes that a security's risk characteristics determine its expected return. Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization, and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 11 months ended October 31, 2008, small company stocks slightly outperformed large companies, and mid cap companies underperformed both small and large cap companies. The performance of the Russell Microcap Index® was –33.59%, the Russell 2000 Index® was –29.07%, CRSP 6-10 Index was –32.90%, and MSCI USA Small Cap 1750 Index was –32.21%. Large cap value stocks, as measured by the Russell 1000 Value Index®, slightly outperformed large cap growth stocks, as measured by the Russell 1000 Growth Index®. The value premium was larger among small cap stocks.

Total Return for 11 Months Ended October 31, 2008

Russell 2000 Index® (small cap companies)	–29.07%
Russell Midcap Index® (mid cap companies)	–37.70%
Russell 1000 Index® (large cap companies)	–33.99%
Russell 3000 Value Index®	–32.90%
Russell 3000 Growth Index®	–34.45%

When the large, mid, and small cap market segments are further divided by value and growth characteristics, the distinction in performance within sectors was equally significant.

Total Return for 11 Months Ended October 31, 2008

Russell 1000 Value Index® (large cap value companies)	–33.55%
Russell 1000 Growth Index® (large cap growth companies)	–34.54%
Russell Midcap Value Index® (mid cap value companies)	–35.42%
Russell Midcap Growth Index® (mid cap growth companies)	–40.01%
Russell 2500 Value Index® (small/mid cap value companies)	–29.10%
Russell 2500 Growth Index® (small/mid cap growth companies)	–37.30%
Russell 2000 Value Index® (small cap value companies)	–24.91%
Russell 2000 Growth Index® (small cap growth companies)	–33.26%

Source: Russell data copyright © Russell Investment Group 1995-2008, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 11 months ended October 31, 2008 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Master-Feeder Structure

Certain portfolios described below, called "Feeder Funds," do not buy individual securities directly; instead, these portfolios invest in corresponding funds called "Master Funds." Master Funds, in turn, purchase stocks, bonds, and/or other securities.

Domestic Equity Portfolios' Performance Overview

U.S. Large Company Portfolio

The U.S. Large Company Portfolio seeks to approximate the returns of the S&P 500 Index® by purchasing shares of a Master Fund that invests in S&P 500 Index® stocks in approximately the same proportions as they are represented in the S&P 500 Index®. The Master Fund was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

For the 11 months ended October 31, 2008, total returns were –33.14% for the Portfolio and –33.31% for the S&P 500 Index®. The securities in the Master Fund closely tracked the investment results of the Index. The better relative performance of the Portfolio was primarily due to the flexible trading approach employed by the Portfolio to gain exposure to the performance of the Index during periods of index reconstitution.

Enhanced U.S. Large Company Portfolio

The Enhanced U.S. Large Company Portfolio seeks to outperform the total return performance of the S&P 500 Index® by purchasing shares of a Master Fund that uses an "enhanced cash" strategy. This strategy combines investment in high-grade, short-term fixed income instruments with an overlay of S&P 500 Index® futures contracts or swaps. For the 11 months ended October 31, 2008, approximately 98% of the overlay instruments consisted of S&P 500 Index futures contracts. Swaps and ETFs completed the equity exposure for the last month of the fiscal year. The behavior of S&P 500 Index futures contracts and ETFs linked to the S&P 500 Index is determined principally by the performance of the S&P 500 Index. For the 11 months ended October 31, 2008, total return was –33.89% for the Portfolio and –33.31% for the S&P 500 Index. Relative to the S&P 500 Index, underperformance was mostly due to returns of the fixed income securities in the Master Fund as well as differences in costs between the Portfolio and the Index.

U.S. Large Cap Value Portfolio

The U.S. Large Cap Value Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to closely track a specific equity index. The Master Fund held approximately 200 stocks as of October 31, 2008, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, large cap value stocks generally outperformed large cap growth stocks. Total returns were –33.31% for the S&P 500 Index®, –33.55% for the Russell 1000 Value Index®, and –36.63% for the Portfolio. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to the Master Fund's lower-exposure to stocks with neutral value/growth characteristics as measured by book-to-market ("BtM") ratio, and weighting and composition differences of consumer discretionary and consumer staples stocks due to structural differences in the eligible universe of the Master Fund as compared to the Index. Less value-oriented stocks in the middle BtM quartiles, which represented approximately 11% of the Master Fund compared to approximately 47% of the Index, outperformed value stocks in the highest BtM quartile by more than 17 percentage points. Stocks held by the Master Fund in the consumer discretionary sector, which represented approximately 16% of the Master Fund compared to approximately 8% of the Index, underperformed similar stocks in the Index by about 8 percentage points. Stocks held by the Master Fund in the consumer staples sector, which represented approximately 5% of the Master

Fund compared to 9% of the Index, underperformed similar stocks held by the Index by approximately 20 percentage points.

U.S. Targeted Value Portfolio

The U.S. Targeted Value Portfolio seeks to capture the returns of U.S. small and mid capitalization value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Portfolio held approximately 1,520 stocks, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –29.07% for the Russell 2000 Index®, –24.91% for the Russell 2000 Value Index®, –35.42% for the Russell Midcap Value Index®, and –29.27% for the Portfolio.

Relative to the Russell 2000 Value Index®, underperformance of the Portfolio for the fiscal year was primarily due to its underperformance in the first five to six weeks of the third quarter following the annual reconstitution of the Russell indexes. During this period, declining financial stocks added to the Index reversed course and rallied, while surging energy stocks removed from the Index slumped. The Portfolio held a different composition of financials and energy stocks than the Index and thus underperformed by over 3 percentage points during this period. A lower exposure to stocks with neutral value/growth characteristics as measured by book-to-market ratios also contributed to the Portfolio's underperformance. Mid cap stocks held by the Portfolio underperformed similar stocks held by the Index by approximately 14 percentage points, which also contributed to the underperformance.

U.S. Targeted Value Portfolio R1

The U.S. Targeted Value Portfolio R1 seeks to capture the returns of U.S. small and mid capitalization value stocks. The investment strategy employed by the U.S. Targeted Value Portfolio R1 is a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 1,520 stocks, and was mostly invested in equities throughout the period from the Portfolio's inception on January 31, 2008: average cash levels for the period ended October 31, 2008 were in general approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the period from the Portfolio's inception on January 31, 2008 through October 31, 2008, total returns were –23.83% for the Russell 2000 Index®, –21.03% for the Russell 2000 Value Index®, –31.58% for the Russell Midcap Value Index®, and –24.96% for the U.S. Targeted Value Portfolio R1.

Relative to the Russell 2000 Value Index®, underperformance of the Portfolio for the period since inception was primarily due to its underperformance in the first five to six weeks of the third quarter following the annual reconstitution of the Russell indexes. During this period, declining financial stocks added to the Index reversed course and rallied, while surging energy stocks removed from the Index slumped. The Portfolio held a different composition of financials and energy stocks than the Index and thus underperformed by over 3 percentage points during this period. A lower exposure to stocks with neutral value/growth characteristics as measured by book-to-market ratios also contributed to the Portfolio's underperformance. Mid cap stocks held by the Portfolio underperformed similar stocks held by the Index by approximately 16 percentage points, which also contributed to the underperformance.

U.S. Targeted Value Portfolio R2

The U.S. Targeted Value Portfolio R2 seeks to capture the returns of U.S. small and mid capitalization value stocks. The investment strategy employed by the U.S. Targeted Value Portfolio R2 is a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small and mid cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 1,520 stocks, and was mostly invested in equities throughout the period from the Portfolio's inception on June 30, 2008: average cash levels for the period ended October 31, 2008 were in general approximately 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the period from the Portfolio's inception on June 30, 2008 through October 31, 2008, total returns were –21.68% for the Russell 2000 Index®, –16.01% for the Russell 2000 Value Index®, –28.57% for the Russell Midcap Value Index®, and –21.40% for the U.S. Targeted Value Portfolio R2.

Relative to the Russell 2000 Value Index®, underperformance of the Portfolio for the fiscal year was primarily due to its underperformance in the first five to six weeks of the third quarter following the annual reconstitution of the Russell indexes. During this period, declining financial stocks added to the Index reversed course and rallied, while surging energy stocks removed from the Index slumped. The Portfolio held a different composition of financials and energy stocks than the Index and thus underperformed by over 3 percentage points during this period. Mid cap stocks held by the Portfolio underperformed similar stocks held by the Index by approximately 5 percentage points, which also contributed to the underperformance.

U.S. Small Cap Value Portfolio

The U.S. Small Cap Value Portfolio seeks to capture the returns of U.S. small company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held about 2,130 stocks and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –29.07% for the Russell 2000 Index®, –24.91% for the Russell 2000 Value Index®, and –31.80% for the Portfolio.

Relative to the Russell 2000 Value Index®, underperformance of the Portfolio for the fiscal year was primarily due to the Master Fund's underperformance in the first five to six weeks of the third quarter following the annual reconstitution of the Russell indexes. During this period, declining financial stocks added to the Index reversed course and rallied, while surging energy stocks removed from the Index slumped. The Master Fund did not hold the same composition of financials and energy stocks as the Index and thus underperformed by more than 3 percentage points during this period. Composition differences among the largest and smallest stocks held in the Master Fund as compared to the Index, and a greater exposure to stocks with the most pronounced value characteristics as measured by book-to-market ("BtM") ratio, also contributed to the Master Fund underperformance. Micro cap stocks held by the Master Fund, which accounted for approximately 34% of the Portfolio compared to 23% of the Index, underperformed similarly sized stocks held by the Index by approximately 6 percentage points. In addition, value stocks in the highest BtM quartile, which accounted for approximately 59% of the Master Fund compared to approximately 39% of the Index, underperformed the Index by approximately 10 percentage points.

U.S. Core Equity 1 Portfolio

The U.S. Core Equity 1 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ("BtM") ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Portfolio held about 3,520 stocks and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Portfolio's assets.

As a result of the Portfolio's total market orientation, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –33.31% for the S&P 500 Index®, –33.62% for the Russell 3000 Index®, and –32.85% for the Portfolio. Compared to the Russell 3000 Index®, the better relative performance of the Portfolio was primarily due to the Portfolio's higher allocation to value stocks. Value stocks owned by the Portfolio in the highest BtM quartile, which represented approximately 33% of the Portfolio compared to approximately 26% of the Index, outperformed those held in the Index by 3 percentage points.

U.S. Core Equity 2 Portfolio

The U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe with greater exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ("BtM") ratio than the U.S. Core Equity 1 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Portfolio held about 3,530 stocks and essentially was fully invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of assets.

As a result of the Portfolio's total market orientation, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –33.31% for the S&P 500 Index®, –33.62% for the Russell 3000 Index®, and –33.16% for the Portfolio. Compared to the Russell 3000 Index®, the better relative performance of the Portfolio was primarily due to the Portfolio's higher allocation to value stocks. Value stocks owned by the Portfolio in the two highest BtM quartiles, which represented approximately 72% of the Portfolio compared to approximately 51% of the Russell 3000 Index®, outperformed those held in the Index. Financial stocks representing approximately 20% of the Portfolio outperformed financials representing approximately 15% of the Index by approximately 7 percentage points.

U.S. Vector Equity Portfolio

The U.S. Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of U.S. stocks with stronger exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the U.S. Core Equity 2 Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Portfolio held about 3,380 stocks and essentially was fully invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –33.17% for the Russell 2500 Index®, –29.10% for the Russell 2500 Value Index®, and –33.29% for the Portfolio. Relative to the Russell 2500 Index®, underperformance of the Portfolio was primarily due to differences in expenses between the Portfolio and the Index. Results for the Index are not diminished by management and administrative expenses associated with running a live portfolio. Greater exposure to large cap stocks, which comprised approximately 23% of the Portfolio compared to less than 1% of the Index and lagged the performance of similar stocks in the Index by approximately 32 percentage points, also contributed to the Portfolio's underperformance.

T.A. U.S. Core Equity 2 Portfolio

The T.A. U.S. Core Equity 2 Portfolio seeks to capture the returns of the total U.S. market universe, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ("BtM") ratio, while minimizing federal income tax implications of investment decisions. The investment strategy employs a disciplined, quantitative approach, emphasizing wide diversification and comprehensive exposure to U.S. stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Portfolio held about 2,840 stocks and essentially was fully invested in equities throughout the year: the average cash level for the 11 months ended October 31, 2008 was in general approximately 1% of assets.

As a result of the Portfolio's total market orientation, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –33.31% for the S&P 500 Index®, –33.62% for the Russell 3000 Index® and –32.16% for the Portfolio. Compared to the Russell 3000 Index®, the better relative performance of the Portfolio was primarily due to the Portfolio's higher allocation to value stocks. Value stocks owned by the Portfolio in the highest BtM quartile, which represented approximately 40% of the Portfolio compared to approximately 26% of the Index, outperformed similar stocks held in the Index by approximately 6 percentage points. Financial stocks held by the Portfolio outperformed financials held by the Russell 3000 Index® by approximately 12 percentage points.

U.S. Small Cap Portfolio

The U.S. Small Cap Portfolio seeks to capture the returns of U.S. small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 2,480 stocks and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –29.07% for the Russell 2000 Index®, –33.59% for the Russell Microcap Index, and –30.67% for the Portfolio. Relative to the Russell 2000 Index®, the underperformance of the Portfolio for the fiscal year was primarily due to the Master Fund's higher allocation to micro cap stocks, which underperformed small cap stocks, and due to the better performance of mid cap stocks in the Index.

U.S. Micro Cap Portfolio

The U.S. Micro Cap Portfolio seeks to capture the returns of very small U.S. company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 2,440 stocks and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks.Within the broad universe of smaller capitalization stocks, mid caps outperformed micro caps. Total returns were –29.07% for the Russell 2000 Index®, –33.59% for the Russell Microcap Index, and –31.33% for the Portfolio. Relative to the Russell 2000 Index®, the underperformance of the Portfolio was primarily due to the Master Fund's weighting differences among micro cap stocks held in the Master Fund compared to the Index. The smallest micro cap stocks, which accounted for approximately 58% of the Master Fund compared to approximately 20% of the Index, underperformed the Russell 2000 Index® by approximately 4 percentage points.

DFA Real Estate Securities Portfolio

The DFA Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities (e.g., REITs), but does not attempt to track closely a specific index. As of October 31, 2008, the Portfolio held approximately 100 stocks, and was mostly invested in equities throughout the year: for the 11 months ended October 31, 2008 average cash levels were in general less than 1% of the Portfolio's assets.

As a result of the Portfolio's diversified approach, performance was determined principally by structural trends in the real estate securities market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the REIT sector slightly underperformed broad U.S. equity market indices. Total returns were –33.31% for the S&P 500 Index®, –35.18% for the Dow Jones Wilshire REIT Index, and –34.46% for the Portfolio. Relative to the Dow Jones Wilshire REIT Index, the better relative performance of the Portfolio was attributable to a larger exposure to self storage REITs. On average, these securities represented 6% of the Portfolio compared to 5% of the Index and outperformed the Index by approximately 38 percentage points. Composition differences between the smallest stocks held by the Portfolio compared to the Index also contributed to the Portfolio's better performance.

International Equity Market Review  11 Months Ended October 31, 2008

International equity markets, affected by credit and liquidity problems similar to those experienced in the U.S., experienced high levels of volatility and broadly negative returns for the period under review. Due to the strengthening of the U.S. dollar vs. most developed countries' currencies (with the exception of the Japanese Yen and the Hong Kong dollar), the performance numbers when expressed in U.S. dollars were lower than when expressed in local currencies for all of the largest country constituents of the MSCI World ex USA Index, with the exception of Japan and Hong Kong. Overall, currency exchange rate changes reduced the returns expressed in U.S. dollars: total return for the MSCI World ex USA Index (net dividends) was –37.82% in local currency and –44.37% in U.S. dollars.

Total Returns for 11 Months Ended October 31, 2008

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,111)	–43.55%	–36.33%
United Kingdom ($1,758)	–29.61%	–44.68%
France ($872)	–36.80%	–45.40%
Canada ($786)	–25.69%	–38.91%
Germany ($705)	–37.97%	–46.42%
Switzerland ($704)	–30.05%	–32.39%
Australia ($513)	–35.10%	–51.58%
Spain ($331)	–40.19%	–48.33%
Italy ($301)	–43.34%	–51.06%
Netherlands ($206)	–41.65%	–49.59%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2008, all rights reserved.

Small company stocks were the poorest-performing asset classes in international markets, while large company growth stocks had the best relative results.

Total Returns for 11 Months Ended October 31, 2008

U.S. Dollar Return
MSCI World ex USA Small Cap Index	–50.30%
MSCI World ex USA Value Index	–45.31%
MSCI World ex USA Index	–44.37%
MSCI World ex USA Growth Index	–43.47%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Losses in emerging markets were worse, on average, than in developed country markets, although results varied widely among individual countries. For the 11 months under review, total returns in U.S. dollars were –53.02% for the MSCI Emerging Markets Index (net dividends) and –44.37% for the MSCI World ex USA Index (net dividends).

Total Returns for 11 Months Ended October 31, 2008

Country	U.S. Dollar Return
Argentina	–55.00%
Brazil	–51.21%
Chile	–36.59%
China	–59.33%
Czech Republic	–40.25%
Hungary	–58.65%
India	–61.19%
Indonesia	–59.87%
Israel	–23.01%
Malaysia	–40.52%
Mexico	–44.05%
Philippines	–49.76%
Poland	–51.90%
South Africa	–47.38%
South Korea	–55.75%
Taiwan	–43.57%
Thailand	–51.81%
Turkey	–59.24%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Master-Feeder Structure

Certain portfolios described below, called "Feeder Funds," do not buy individual securities directly; instead, these portfolios invest in corresponding funds called a "Master Fund." The Master Funds, in turn, purchase stocks, bonds, and/or other securities.

International Equity Portfolios' Performance Overview

Large Cap International Portfolio

The Large Cap International Portfolio seeks to capture the returns of international large company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap stocks, but does not attempt to track closely a specific equity index. The Portfolio held approximately 1,330 stocks in 22 developed country markets as of October 31, 2008, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, international large cap stocks generally outperformed international small cap stocks. Total returns were –44.81% for the MSCI EAFE Index (net dividends), –44.37% for the MSCI World ex USA Index (net dividends), and –43.14% for the Portfolio. Relative to the MSCI EAFE Index (net dividends), the better performance of the Portfolio was primarily due to composition differences among financial stocks and stocks with lower market capitalizations held by the Portfolio compared to the Index. Financial stocks held by the Portfolio outperformed those held by the Index by approximately 2 percentage points. Stocks held by the Portfolio in the second largest quintile by market capitalizations also outperformed those held by the Index by approximately 2 percentage points.

International Core Equity Portfolio

The International Core Equity Portfolio seeks to capture the returns of the broad universe of international stocks, with increased exposure to smaller company stocks and stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and comprehensive exposure to developed country stocks, but does not attempt to track closely a specific equity index. The Portfolio held about 4,820 stocks in 22 developed country markets as of October 31, 2008, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –44.37% for the MSCI World ex USA Index (net dividends) and –45.76% for the Portfolio. The underperformance of the Portfolio as compared to the Index was primarily due to a larger allocation of the Portfolio to micro cap stocks. Micro cap stocks, which represented approximately 16% of the Portfolio compared to less than 1% of the Index, underperformed the Index by approximately 2 percentage points. To a lesser extent, underperformance to the Index was attributable to a smaller allocation by the Portfolio to health care stocks, which outperformed the Index by more than 16 percentage points. Health care stocks comprised approximately 4% of the Portfolio, compared to 6% of the Index.

T.A. World ex U.S. Core Equity Portfolio

The T.A. World ex U.S. Core Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks in developed and emerging markets, with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The Portfolio also seeks to lower tax exposure by minimizing the realization of short-term capital gains and non-qualified dividend income. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Portfolio held approximately 3,310 stocks in 39 developed and emerging markets and was mostly invested in equities throughout the period: average cash levels from the Portfolio's inception on March 6, 2008 through October 31, 2008 were in general approximately 3% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the period from the Portfolio's inception on March 6, 2008 through October 31, 2008, total returns were –40.15% for the MSCI All Country World ex USA Index, and –40.61% for the Portfolio. Relative to the Index, underperformance of the Portfolio was primarily due to differences in expenses between the Portfolio and the Index and due to the Portfolio's greater exposure to micro cap stocks. Results for the Index are not diminished by management and administrative expenses associated with running a live portfolio. Micro cap stocks comprised approximately 15% of the Portfolio compared to 1% of the Index and underperformed the Index. A smaller allocation by the Portfolio to health care stocks, which outperformed the Index by a wide margin, also contributed to the Portfolio's underperformance. Health care stocks comprised about 4% of the Portfolio, compared to 6% of the Index.

International Small Company Portfolio

The International Small Company Portfolio seeks to capture the returns of international small company stocks by purchasing shares of five Master Funds that invest individually in Canada, the United Kingdom, Europe (excluding the U.K.), Japan, and Asia Pacific. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Funds held approximately 4,070 stocks in 22 developed country markets and were mostly invested in equities throughout the year: the combined average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Portfolio's assets.

As a result of the Master Funds' diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, international small company stocks underperformed international large company stocks. Total returns were –49.91% for the MSCI EAFE Small Cap Index (net dividends), –51.10% for the MSCI EAFE Small Cap Index (price-only), –50.30 for the MSCI World ex USA Small Cap Index (net dividends), –51.45% for the MSCI World ex USA Small Cap Index (price-only), and –47.13% for the Portfolio. The Indexes net of foreign withholding taxes on dividends do not have ten years of performance. The Portfolio intends to include the price-only Indexes for performance comparison purposes until the net-dividends Indexes have at least ten years of data to report.

Relative to both the MSCI EAFE Small Cap Index (net dividends) and the MSCI World ex USA Small Cap Index (net dividends), the outperformance of the Portfolio was primarily due to composition differences in value stocks between the Master Funds and the Indexes. Value stocks held by the Master Funds outperformed similar stocks in both Indexes by approximately 5 percentage points. Small and micro cap stocks held by the Master Funds outperformed similar stocks held by both Indexes, which also contributed to its better relative performance.

Japanese Small Company Portfolio

The Japanese Small Company Portfolio seeks to capture the returns of Japanese small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 1,240 stocks and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, Japanese small company stocks outperformed Japanese large company stocks. Total returns were –36.36% for the MSCI Japan Large Cap Index (net dividends), –33.92% for the MSCI Japan Small Cap Index (net dividends), –35.17% for the MSCI Japan Small Cap Index (price-only) and –27.16% for the Portfolio. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Portfolio intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Japan Small Cap Index (net dividends), the better relative performance of the Portfolio was due to the Master Fund's larger allocation to value stocks, which outperformed the Index by approximately 10 percentage points. Value stocks held by the Master Fund, which accounted for approximately 21% of the Master Fund compared to 13% of the Index, outperformed similar stocks in the Index by approximately 5 percentage points. Small cap and micro cap stocks held by the Master Fund outperformed similar stocks in the MSCI Japan Small Cap Index (net dividends), which also contributed to its better performance.

Asia Pacific Small Company Portfolio

The Asia Pacific Small Company Portfolio seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan, by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 950 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore (approximately 62%, 17%, 8%, and 12%, respectively). Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks. The allocations do not represent a forecast of future performance and are subject to change. Average cash levels for the 11 months ended October 31, 2008 were in general approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, Asia Pacific small company stocks underperformed Asia Pacific large company stocks. Total returns were –50.78% for the MSCI Pacific ex Japan Large Cap Index (net dividends), –62.96% for the MSCI Pacific ex Japan Small Cap Index (net dividends), –64.17% for the MSCI Pacific ex Japan Small Cap Index (price-only), and –57.94% for the Portfolio. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Portfolio intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Pacific ex Japan Small Company Index (net dividends), the better relative performance of the Portfolio was primarily due to the Master Fund's composition differences among stocks with larger market capitalizations. Small cap stocks with higher market capitalizations held by the Master Fund outperformed similar size stocks held by the Index by approximately 6 percentage points. The Master Fund's larger allocation to energy stocks, which comprised about 10% of the Portfolio compared to 8% of the Index and outperformed the overall Index, also contributed to the Portfolio's better performance.

United Kingdom Small Company Portfolio

The United Kingdom Small Company Portfolio seeks to capture the returns of U.K. small company stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 380 stocks, and average cash levels for the 11 months ended October 31, 2008 were in general approximately 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, U.K. small company stocks underperformed U.K. large company stocks. Total returns were –43.64% for the MSCI U.K. Large Cap Index (net dividends), –53.13% for the MSCI U.K. Small Cap Index (net dividends), –54.52% for the MSCI U.K. Small Cap Index (price-only) and –50.97% for the Portfolio. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Portfolio intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI U.K. Small Cap Index (net dividends), the better relative performance of the Portfolio was primarily due to the lower allocation by the Master Fund to financials, 13% vs. 17%. Financial stocks held by the Master Fund outperformed similar stocks in the Index by approximately 5 percentage points.

Continental Small Company Portfolio

The Continental Small Company Portfolio seeks to capture the returns of small company stocks in developed markets of Europe, excluding the U.K., by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 1,150 stocks in 15 developed continental European countries, and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks. Country allocations do not represent a forecast of future performance and are subject to change.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, continental European small company stocks underperformed continental European large company stocks. Total returns were –46.25% for the MSCI Europe ex U.K. Large Cap Index (net dividends), –54.30% for the MSCI Europe ex U.K Small Cap Index (net dividends), –55.24% for the MSCI Europe ex U.K. Small Cap Index (price-only), and –49.89% for the Portfolio. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Portfolio intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Europe ex U.K. Small Cap Index (net dividends), the better performance of the Portfolio was primarily due to the Master Fund's composition differences for financial and industrial stocks. Financial stocks held by the Master Fund outperformed those held by the Index by approximately 13 percentage points, while industrial stocks held by the Master Fund outperformed similar stocks in the Index by approximately 4 percentage points.

DFA International Real Estate Securities Portfolio

DFA International Real Estate Securities Portfolio is designed to capture the returns of a broadly diversified portfolio of real estate securities in international markets, but does not attempt to track closely a specific index. As of October 31, 2008, the Portfolio held approximately 170 stocks in 16 developed and emerging countries, and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Portfolio's assets.

As a result of the Portfolio's diversified approach, performance was determined principally by structural trends in international real estate securities markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –51.66% for the S&P Global ex US REIT Index (gross dividends) and –52.85% for the Portfolio. Relative to the Index, the underperformance of the Portfolio was mainly attributable to a lower exposure to large cap REIT securities, which outperformed the overall Index. Large cap REITs represented approximately 46% of the Portfolio, compared to 55% of the Index.

DFA Global Real Estate Securities Portfolio

DFA Global Real Estate Securities Portfolio, a fund of funds, is designed to capture the returns of a broadly diversified portfolio of real estate securities in U.S. and international markets, but does not attempt to track closely a specific index. As of October 31, 2008, the Portfolio invested in the DFA International Real Estate Securities Portfolio and the DFA Real Estate Securiites Portfolio (the "Underlying Funds").

As a result of the Portfolio's diversified approach, performance was determined principally by structural trends in global real estate securities markets, rather than the behavior of a limited number of stocks. For the period from the Portfolio's inception on June 4, 2008 through October 31, 2008, total returns were –40.35% for the S&P Global REIT Index (gross dividends) and –39.60% for the Portfolio. Relative to the Index, the better performance of the Portfolio was primarily due to the Underlying Funds' greater allocation to U.S. REITs, which outperformed the Index, and a lower allocation to Australian REITs, which underperformed the Index. U.S. REITs comprised approximately 60% of the Underlying Funds compared to 52% of the Index, while Australian REITs comprised 11% of the Underlying Funds compared to 16% of the Index.

DFA International Small Cap Value Portfolio

The DFA International Small Cap Value Portfolio seeks to capture the returns of international small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Portfolio held approximately 2,260 stocks in 22 developed countries, and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in international equity markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –49.91% for the MSCI EAFE Small Cap Index (net dividends), –51.10% for the MSCI EAFE Small Cap Index (price-only), –50.30% for the MSCI World ex USA Small Cap Index (net dividends), –51.45% for the MSCI World ex USA Small Cap Index (price-only), and –45.17% for the Portfolio. The Indexes net of foreign withholding taxes on dividends do not have ten years of performance. The Portfolio intends to include the price-only Indexes for performance comparison purposes until the net-dividends Indexes have at least ten years of data to report.

Relative to the MSCI EAFE Small Cap Index and the MSCI World ex USA Small Cap Index (both net dividends), the outperformance of the Portfolio was primarily due to composition differences in Japanese stocks between the Portfolio and the Indexes. Japanese stocks in the Portfolio outperformed Japanese stocks in the benchmarks by about 15%.

International Vector Equity Portfolio

The International Vector Equity Portfolio seeks to capture the returns of a broadly diversified basket of international stocks, with stronger exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio than the International Core Equity Portfolio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification, but does not attempt to track closely a specific equity index. The Portfolio held approximately 2,280 stocks in 22 developed country markets as of October 31, 2008 and was mostly invested in equities throughout the year: average cash levels for the period from the Portfolio's inception on August 14, 2008 through October 31, 2008 were in general approximately 4.5% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets, rather than by the behavior of a limited number of stocks. For the period from the Portfolio's inception on August 14, 2008 through October 31, 2008, total returns were –31.88% for the MSCI World ex USA Index and –32.60% for the Portfolio. Relative to the Index, the underperformance of the Portfolio was primarily due to its greater exposure to micro cap stocks. Micro caps, which accounted for approximately 25% of the Portfolio and less than 1% of the Index, underperformed the Index. A smaller allocation by the Portfolio to health care stocks, which comprised approximately 4% of the Portfolio compared to 8% of the Index, also contributed to the Portfolio's underperformance.

Emerging Markets Portfolio

The Emerging Markets Portfolio seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such firms. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 520 stocks in 17 emerging countries, and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –52.88% for the MSCI Emerging Markets Index (gross dividends), –53.02% for the MSCI Emerging Markets Index (net dividends), and –48.37% for the Portfolio. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Portfolio intends to include the Index gross of foreign withholding taxes on dividends for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), the better performance of the Portfolio was primarily due to the Master Fund's lower allocation to China and Russia, which underperformed the overall Index; and

a greater allocation to Mexico and Israel, which outperformed the Index. On average, Chinese stocks represented approximately 7% of the Master Fund for the period under review compared to 15% in the Index. The Master Fund does not purchase Russian stocks, which represented approximately 10% of the Index. Israeli stocks represented approximately 4% of the Master Fund, compared to 2% of the Index; while Mexican stocks represented approximately 9% of the Master Fund, compared to 5% of the Index.

Emerging Markets Small Cap Portfolio

The Emerging Markets Small Cap Portfolio seeks to capture the returns of small company stocks in selected emerging markets by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 1,840 stocks in 16 emerging countries, and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, emerging markets small company stocks generally underperformed emerging markets large company stocks. Total returns were –52.88% for the MSCI Emerging Markets Index (gross dividends), –53.02% for the MSCI Emerging Markets Index (net dividends), and –57.00% for the Portfolio. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Portfolio intends to include the Index gross of foreign withholding taxes on dividends for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Portfolio was primarily due to the Master Fund's greater allocation to stocks with lower market capitalizations, which underperformed larger stocks. On average, small cap stocks represented approximately 99% of the Master Fund for the period under review, compared to 22% in the Index. A greater exposure to Indian stocks, which represented approximately 12% of the Master Fund compared to 7% of the Index and underperformed the Index by more than 8 percentage points, also contributed to the Master Fund's underperformance.

Emerging Markets Core Equity Portfolio

The Emerging Markets Core Equity Portfolio seeks to capture the returns of the broad universe of emerging market stocks with increased exposure to smaller company stocks and those stocks with value characteristics as measured by book-to-market ratio. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to stocks in emerging market countries, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Portfolio held approximately 2,520 stocks in 17 emerging countries, and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Portfolio's assets.

As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in the international equity markets rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –52.88% for the MSCI Emerging Markets Index (gross dividends), –53.02% for the MSCI Emerging Markets Index (net dividends), and –51.93% for the Portfolio. Relative to the MSCI Emerging Markets Index (net dividends), the better performance of the Portfolio was primarily due to a lower allocation by the Portfolio to Chinese stocks and no allocation to Russian stocks, both of which underperformed the Index. On average, Chinese stocks represented approximately 10% of the Portfolio for the period under review compared to 15% in the Index. The Portfolio does not purchase Russian stocks, which represented approximately 10% of the MSCI Emerging Markets Index.

Fixed Income Market Review  11 Months Ended October 31, 2008

U.S. and international credit markets experienced extreme levels of volatility in the fiscal year ended October 31, 2008, as defaults in the subprime and related mortgage markets and the subsequent bankruptcy of leading underwriter Lehman Brothers caused credit spreads to widen sharply. Risk aversion caused a severe tightening of credit across all maturities and quality ranges both in the U.S. and international fixed income markets and a spike in interbank lending rates. To encourage lending, the U.S. Federal Reserve lowered the target rate for federal funds from 4.50% on November 30, 2007 to 1.00% by October 31, 2008 and pumped billions of dollars of liquidity into the financial system through various loan programs and capital injections into banks. Central banks around the world took similar actions to loosen credit markets. The three-month London Interbank Offered Rate ("LIBOR"), a widely used benchmark of short-term interest rates, spiked sharply higher late in the period but fell 210 basis points during the 11 months ended October 31, 2008, while the yield on ten-year U.S. Treasury notes rose just 1 basis point. The yield curve, V-shaped to start the year, ended the year with an upward slope as yields on short-term instruments fell below those with longer maturities.

	11/30/07	10/31/08	Change
Three-Month LIBOR (yield)	5.13%	3.03%	–41.02%
Ten-Year U.S. Treasury Notes (yield)	3.94%	3.95%	0.30%

Source: Bloomberg. "Change" values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. As a result of an extreme flight to higher-quality debt in the aftermath of the bank and mortgage crisis, total return for fixed income strategies was primarily a function of credit quality. For the 11 months ended October 31, 2008, total returns were 2.24% for three-month U.S. Treasury bills, 7.25% for five-year U.S. Treasury notes, and 5.02% for thirty-year U.S. Treasury bonds.

Some of Dimensional's fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S.

Fixed Income Portfolio Performance Overview

DFA One-Year Fixed Income Portfolio

The DFA One-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities with an average maturity of one year or less by purchasing shares of a Master Fund that invests in these securities. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if premiums can be documented. The average maturity of the Master Fund increased during the 11 months under review, from approximately 30 days on November 30, 2007, to 265 days on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 2.68% for the Portfolio, 3.34% for the Merrill Lynch Six-Month US Treasury Bill Index, and 3.84% for the Merrill Lynch One-Year US Treasury Note Index. The Portfolio underperformed both Indexes primarily due to the Master Fund's structural differences with the Indexes. The Master Fund had high exposure to corporate and agency debt, which underperformed Treasury debt during the period of significantly widening credit spreads.

DFA Two-Year Global Fixed Income Portfolio

The DFA Two-Year Global Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and currency-hedged global fixed income instruments maturing in two years or less by purchasing shares of a Master Fund that invests in these securities. Eligible countries include but are not limited to Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if premiums can be documented. The average maturity of the Master Fund increased from 0.46 years on November 30, 2007 to 0.74 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 2.93% for the Portfolio and 4.38% for the Citigroup World Government Bond Index 1-3 Years (hedged). Relative to the Index, underperformance of the Portfolio was primarily due to the Master Fund's structural and maturity differences with the Index. A higher exposure to corporate debt, which underperformed government debt as credit spreads widened significantly, led to the underperformance relative to the government-only benchmark. The Master Fund had a duration of 0.73 on October 31, 2008 compared to 1.84 years for the Index, which limited returns in the falling interest rate environment.

DFA Selectively Hedged Global Fixed Income Portfolio

The DFA Selectively Hedged Global Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and global fixed income instruments maturing in two years or less. It hedges foreign currency exposure on a selective basis to capture the higher interest rate returns that may be offered in foreign yield curves. Eligible countries include but are not limited to Australia, Canada, Denmark, the EMU countries, Japan, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if premiums can be documented. The average maturity of the Portfolio increased from 0.15 years on January 31, 2007 (the first month end following its January 9, 2008 inception) to 0.47 years on October 31, 2008.

For the period from the Portfolio's inception on January 9, 2008 through October 31, 2008, total returns were –10.67% for the DFA Selectively Hedged Global Fixed Income Portfolio, 3.62% for the Citigroup World Government Bond Index 1-3 Years (hedged) and –0.95% for the Citigroup World Government Bond Index 1-3 Years (unhedged). Relative to the Citigroup World Government Bond Index 1-3 Years (hedged) , underperformance of the Portfolio was primarily due to currency movements. The Portfolio had a large allocation to unhedged securities during a period when the U.S. dollar rallied significantly, thus the Portfolio underperformed the fully hedged Index. Relative to the Citigroup World Government Bond Index 1-3 Years (unhedged), the Portfolio had no exposure to the Japanese Yen (a relatively strong currency) and overweight exposures to weaker currencies such as the Australian Dollar and New Zealand Dollar.

DFA Five-Year Government Portfolio

The DFA Five-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government and government agency securities maturing in five years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if premiums can be documented. The average maturity of the Portfolio increased from 0.05 years on November 30, 2007 to 3.46 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 3.25% for the Portfolio, 4.73% for the Barclays Capital US Government Bond Index Intermediate, and 5.22% for the Merrill Lynch US Treasury/Agency Index 1-5 Years. Relative to both Indexes, underperformance of the Portfolio was due to maturity differences in the first two quarters of the year. At the beginning of the period, the Portfolio had a much shorter duration than each Index, as the yield curve remained inverted and was negatively affected by sharply declining interest rates. The Portfolio duration was significantly extended in February to take advantage of the rising expected term premium and steepening of the yield curve. However, interest rates rose sharply in April and May when the duration of the Portfolio was already longer than that of each

Index. This underperformance more than offset the outperformance of the Portfolio due to higher allocation to Treasury versus agency instruments during the second part of the period, when credit spreads widened significantly.

DFA Five-Year Global Fixed Income Portfolio

The DFA Five-Year Global Fixed Income Portfolio seeks to maximize risk adjusted total returns from a universe of U.S. and foreign government securities, high-quality corporate securities, and currency-hedged global fixed income instruments maturing in five years or less. Eligible countries include but are not limited to Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if premiums can be documented. The average maturity of the Portfolio increased from 1.13 years on November 30, 2007 to 2.46 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 1.40% for the Portfolio and 4.73% for the Citigroup World Government Bond Index 1-5 Years (hedged). Relative to the Index, underperformance of the Portfolio was primarily due to structural differences with the Index. A higher exposure to corporate debt, which underperformed government debt as credit spreads widened significantly, led to the underperformance relative to the government-only benchmark.

DFA Intermediate Government Fixed Income Portfolio

The DFA Intermediate Government Fixed Income Portfolio seeks to provide a market rate of return and current income from investing generally in U.S. Treasury and government agency issues with maturities of between five and fifteen years. The investment strategy maintains a relatively constant average maturity. The average maturity of the Portfolio rose slightly, from 6.17 years on November 30, 2007 to 6.37 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 2.73% for the Portfolio and 3.96% for the Barclays Capital U.S. Government Bond Index. Relative to the Index, the Portfolio underperformance was primarily due to structural differences with the Index. The Portfolio had higher exposure to agency debt, which underperformed Treasury debt during the period of widening credit spreads.

DFA Inflation-Protected Securities Portfolio

The DFA Inflation-Protected Securities Portfolio seeks to provide inflation protection and current income from investing generally in inflation-protected securities issued by the US government and its agencies and instrumentalities with maturities of between five and twenty years. The average maturity of the Portfolio fell slightly, from 8.78 years on November 30, 2007 to 8.60 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were –7.90% for the Portfolio and –7.77% for the Barclays Capital U.S. TIPS Index. Relative to the Index, underperformance of the Portfolio was primarily due to differences in expenses between the Portfolio and the Index. Results for the Barclays U.S.TIPS Index are not diminished by management and administrative expenses associated with running a live portfolio.

DFA Short-Term Municipal Bond Portfolio

The DFA Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of higher-quality municipal securities providing current income exempt from federal personal income tax. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity of the Portfolio increased from 0.31 years on November 30, 2007 to 1.53 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 1.63% for the Portfolio, 3.46% for the Barclays Capital Municipal Bond Index 3 Years, and 3.73% for the Barclays Capital Municipal Bond Index 1 Year. Relative to both Indexes, underperformance of the Portfolio was primarily due to its shorter duration compared to both Indexes for most of the fiscal year. The Portfolio maintained a short duration during the period of falling interest rates on municipal bonds of one to five years in maturity.

DFA California Short-Term Municipal Bond Portfolio

The DFA California Short-Term Municipal Bond Portfolio seeks to provide a market rate of return from a universe of higher-quality municipal securities providing current income exempt from federal personal income taxes and California state personal income taxes. The weighted average maturity of the Portfolio generally will not exceed three years. The average maturity increased from 0.55 years on November 30, 2007 to 2.12 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 1.45% for the Portfolio and 3.73% for the Merrill Lynch California Municipal Bond Index 1-3 Years. Relative to the Index, the Portfolio underperformance was primarily due to shorter duration than the Index. The Portfolio maintained a short duration during the period of falling interest rates on municipal bonds of one to five years in maturity.

Sources: Citigroup bond indexes copyright 2008 by Citigroup. Barclays Capital data, formerly Lehman Brothers, provided by Barclays Bank PLC. The Merrill Lynch Indices are used with permission; copyright 2008 Merrill Lynch, Pierce, Fenner & Smith Incorporated; all rights reserved.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLES

U.S. Large Company Portfolio**	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$709.00	0.15%	$0.64
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.38	0.15%	$0.76

Enhanced U.S. Large Company Portfolio**	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$703.60	0.26%	$1.11
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.83	0.26%	$1.32
U.S. Large Cap Value Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$648.00	0.28%	$1.16
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.73	0.28%	$1.42
U.S. Targeted Value Portfolio
Actual Fund Return
Class R1 Shares	$1,000.00	$739.20	0.50%	$2.19
Class R2 Shares****	$1,000.00	$786.00	0.66%	$2.00
Institutional Class Shares	$1,000.00	$739.80	0.40%	$1.75
Hypothetical 5% Annual Return
Class R1 Shares	$1,000.00	$1,022.62	0.50%	$2.54
Class R2 Shares****	$1,000.00	$1,021.82	0.66%	$3.35
Institutional Class Shares	$1,000.00	$1,023.13	0.40%	$2.03
U.S. Small Cap Value Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$721.50	0.52%	$2.25
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.52	0.52%	$2.64
U.S. Core Equity 1 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$708.40	0.21%	$0.90
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.08	0.21%	$1.07
U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$706.10	0.23%	$0.99
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.98	0.23%	$1.17
U.S. Vector Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$704.20	0.34%	$1.46
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.43	0.34%	$1.73
T.A. U.S. Core Equity 2 Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$714.70	0.29%	$1.25
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.68	0.29%	$1.48

U.S. Small Cap Portfolio**	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$745.00	0.37%	$1.62
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.28	0.37%	$1.88
U.S. Micro Cap Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$750.20	0.52%	$2.29
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.52	0.52%	$2.64
DFA Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$642.60	0.33%	$1.36
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.48	0.33%	$1.68
Large Cap International Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$600.90	0.30%	$1.21
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.63	0.30%	$1.53
International Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$574.80	0.41%	$1.62
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.08	0.41%	$2.08
T.A. World ex U.S. Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$557.80	0.60%	$2.35
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.12	0.60%	$3.05
International Small Company Portfolio***
Actual Fund Return
Institutional Class Shares	$1,000.00	$564.60	0.55%	$2.16
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.37	0.55%	$2.80
Japanese Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$785.30	0.59%	$2.65
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.17	0.59%	$3.00

Asia Pacific Small Company Portfolio**	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$454.10	0.62%	$2.27
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.02	0.62%	$3.15
United Kingdom Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$540.90	0.59%	$2.29
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.17	0.59%	$3.00
Continental Small Company Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$519.60	0.59%	$2.25
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.17	0.59%	$3.00
DFA International Real Estate Securities Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$515.20	0.45%	$1.71
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.87	0.45%	$2.29
DFA Global Real Estate Securities Portfolio***;****
Actual Fund Return
Institutional Class Shares	$1,000.00	$604.00	0.54%	$1.77
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.42	0.54%	$2.75
DFA International Small Cap Value Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$577.70	0.69%	$2.74
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.67	0.69%	$3.51
International Vector Equity Portfolio****
Actual Fund Return
Institutional Class Shares	$1,000.00	$674.00	0.60%	$1.08
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.12	0.60%	$3.05
Emerging Markets Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$530.60	0.60%	$2.31
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,022.12	0.60%	$3.05

Emerging Markets Small Cap Portfolio**	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$464.60	0.78%	$2.87
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.22	0.78%	$3.96
Emerging Markets Core Equity Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$498.70	0.66%	$2.49
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,021.82	0.66%	$3.35
DFA One-Year Fixed Income Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,012.20	0.18%	$0.91
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.23	0.18%	$0.92
DFA Two-Year Global Fixed Income Portfolio**
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,014.00	0.18%	$0.91
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.23	0.18%	$0.92
DFA Selectively Hedged Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$874.40	0.24%	$1.13
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.93	0.24%	$1.22
DFA Five-Year Government Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,032.20	0.23%	$1.17
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.98	0.23%	$1.17
DFA Five-Year Global Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,006.40	0.28%	$1.41
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.73	0.28%	$1.42
DFA Intermediate Government Fixed Income Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$994.80	0.13%	$0.65
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.48	0.13%	$0.66

DFA Inflation-Protected Securites Portfolio	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Institutional Class Shares	$1,000.00	$891.00	0.15%	$0.71
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,024.38	0.15%	$0.76
DFA Short-Term Municipal Bond Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,005.70	0.23%	$1.16
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.98	0.23%	$1.17
DFA California Short-Term Municipal Bond Portfolio
Actual Fund Return
Institutional Class Shares	$1,000.00	$1,003.30	0.27%	$1.36
Hypothetical 5% Annual Return
Institutional Class Shares	$1,000.00	$1,023.78	0.27%	$1.37

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

**  The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

***  The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds.

****  U.S. Targeted Value Portfolio Class R2 Shares commenced operations on June 30, 2008, DFA Global Real Estate Securities Portfolio commenced operations on June 4, 2008 and International Vector Equity Portfolio commenced operations on August 14, 2008. Expenses are equal to the fund's annualized expense ratio for the period, multiplied by the average account value over the period, multiplied by the number of days since inception (U.S. Targeted Value Portfolio Class R2 Shares 124 days, DFA Global Real Estate Securities Portfolio 150 days and International Vector Equity Portfolio 79 days), then divided by the number of days in the year (366) to reflect the period. The "Ending Account Value" is derived from the fund's share class actual return since inception. The "Hypothetical 5% Annual Return" information reflects the 184 day period for the six-months ended October 31, 2008 to allow for comparability.

DFA INVESTMENT DIMENSIONS GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Companies are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Schedule of Investments/Summary Schedule of Portfolio Holdings for each of the underlying Master Funds' holdings which reflect the investments by category or country.

FEEDER FUNDS

Affiliated Investment Companies
U.S. Large Company Portfolio	100.0%
Enhanced U.S. Large Company Portfolio	100.0%
U.S. Large Cap Value Portfolio	100.0%
U.S. Small Cap Value Portfolio	100.0%
U.S. Small Cap Portfolio	100.0%
U.S. Micro Cap Portfolio	100.0%
International Small Company Portfolio	100.0%
Japanese Small Company Portfolio	100.0%
Asia Pacific Small Company Portfolio	100.0%
United Kingdom Small Company Portfolio	100.0%
Continental Small Company Portfolio	100.0%
DFA Global Real Estate Securities Portfolio	100.0%
Emerging Markets Portfolio	100.0%
Emerging Markets Small Cap Portfolio	100.0%
DFA One-Year Fixed Income Portfolio	100.0%
DFA Two-Year Global Fixed Income Portfolio	100.0%

DISCLOSURE OF PORTFOLIO HOLDINGS

CONTINUED

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology
U.S. Targeted Value Portfolio	14.4%	4.6%	6.5%	28.3%	7.1%	14.7%	16.7%
U.S. Core Equity 1 Portfolio	11.5%	9.4%	9.9%	16.9%	12.7%	12.8%	15.2%
U.S. Core Equity 2 Portfolio	12.5%	8.6%	10.4%	20.3%	10.6%	14.0%	12.2%
U.S. Vector Equity Portfolio	13.8%	6.4%	9.7%	25.6%	9.1%	14.3%	12.5%
T.A. U.S. Core Equity 2 Portfolio	13.2%	6.4%	11.7%	17.5%	10.8%	15.4%	13.0%
DFA Real Estate Securities Portfolio	—	—	—	—	—	—	—
Large Cap International Portfolio	9.5%	9.7%	10.2%	23.6%	9.3%	10.8%	5.1%
International Core Equity Portfolio	13.6%	8.0%	8.5%	27.2%	5.0%	15.5%	4.9%
T.A. World ex U.S. Core Equity Portfolio	12.1%	7.2%	8.8%	25.5%	4.8%	16.0%	5.7%
DFA International Real Estate Securities Portfolio	—	—	—	0.2%	—	—	—
DFA International Small Cap Value Portfolio	16.6%	8.8%	4.0%	23.2%	2.7%	23.4%	5.8%
International Vector Equity Portfolio	13.7%	6.6%	7.7%	26.6%	3.7%	18.3%	5.9%
Emerging Markets Core Equity Portfolio	8.9%	7.6%	10.4%	21.6%	3.3%	10.1%	9.6%

	Materials	REITs	Telecommunication Services	Utilities	Other	Total
U.S. Targeted Value Portfolio	5.7%	—	1.2%	0.1%	0.7%	100.0%
U.S. Core Equity 1 Portfolio	4.6%	—	2.9%	4.1%	—	100.0%
U.S. Core Equity 2 Portfolio	5.0%	—	3.6%	2.8%	—	100.0%
U.S. Vector Equity Portfolio	4.7%	—	2.5%	1.4%	—	100.0%
T.A. U.S. Core Equity 2 Portfolio	5.0%	—	4.2%	2.8%	—	100.0%
DFA Real Estate Securities Portfolio	—	100.0%	—	—	—	100.0%
Large Cap International Portfolio	8.8%	—	6.1%	6.9%	—	100.0%
International Core Equity Portfolio	10.1%	—	3.7%	3.5%	—	100.0%
T.A. World ex U.S. Core Equity Portfolio	11.8%	—	4.1%	4.0%	—	100.0%
DFA International Real Estate Securities Portfolio	—	99.8%	—	—	—	100.0%
DFA International Small Cap Value Portfolio	14.6%	0.2%	0.2%	0.4%	0.1%	100.0%
International Vector Equity Portfolio	12.7%	—	2.7%	2.1%	—	100.0%
Emerging Markets Core Equity Portfolio	14.7%	—	9.6%	4.1%	0.1%	100.0%

FIXED INCOME PORTFOLIOS

	Corporate	Government	Foreign Corporate	Foreign Government	Muni Insured
DFA Selectively Hedged Global Fixed Income Portfolio	13.9%	6.7%	50.7%	24.5%	—
DFA Five-Year Government Portfolio	—	100.0%	—	—	—
DFA Five-Year Global Fixed Income Portfolio	29.6%	40.9%	14.6%	11.5%	—
DFA Intermediate Government Fixed Income Portfolio	—	100.0%	—	—	—
DFA Inflation-Protected Securities Portfolio	—	100.0%	—	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	20.1%
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	42.1%

	Muni G.O. Local	Muni G.O. State	Muni Revenue	Supranational	Total
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	—	4.2%	100.0%
DFA Five-Year Government Portfolio	—	—	—	—	100.0%
DFA Five-Year Global Fixed Income Portfolio	—	—	—	3.4%	100.0%
DFA Intermediate Government Fixed Income Portfolio	—	—	—	—	100.0%
DFA Inflation-Protected Securities Portfolio	—	—	—	—	100.0%
DFA Short-Term Municipal Bond Portfolio	20.4%	24.3%	35.2%	—	100.0%
DFA California Short-Term Municipal Bond Portfolio	14.9%	17.0%	26.0%	—	100.0%

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
October 31, 2008

U.S. LARGE COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Company Series of The DFA Investment Trust Company	$2,544,364,144
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,882,359,550)	$2,544,364,144

ENHANCED U.S. LARGE COMPANY PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Enhanced U.S. Large Company Series of The DFA Investment Trust Company	33,170,337	$200,348,835
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $260,777,271)		$200,348,835

U.S. LARGE CAP VALUE PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company	393,166,650	$5,331,339,774
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $7,153,911,937)		$5,331,339,774

See accompanying Notes to Financial Statements.

U.S. TARGETED VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (78.8%)
Consumer Discretionary — (11.3%)
Foot Locker, Inc.	200,981	$2,938,342	0.3%
# Leggett & Platt, Inc.	149,747	2,599,608	0.3%
*# Mohawk Industries, Inc.	88,140	4,264,213	0.5%
* Toll Brothers, Inc.	244,919	5,662,527	0.7%
Other Securities		106,586,904	12.0%
Total Consumer Discretionary		122,051,594	13.8%
Consumer Staples — (3.8%)
Casey's General Stores, Inc.	86,244	2,604,569	0.3%
* Constellation Brands, Inc. Class A	249,583	3,129,771	0.4%
Corn Products International, Inc.	109,727	2,668,561	0.3%
PepsiAmericas, Inc.	160,714	3,042,316	0.3%
Other Securities		29,134,688	3.3%
Total Consumer Staples		40,579,905	4.6%
Energy — (5.0%)
# Cimarex Energy Co.	115,417	4,669,772	0.5%
Rowan Companies, Inc.	140,833	2,554,711	0.3%
Tidewater, Inc.	79,728	3,476,938	0.4%
* Unit Corp.	74,546	2,798,457	0.3%
Other Securities		40,530,415	4.6%
Total Energy		54,030,293	6.1%
Financials — (22.4%)
# American Capital, Ltd.	188,801	2,652,654	0.3%
American Financial Group, Inc.	165,364	3,758,724	0.4%
# Associated Banc-Corp.	118,535	2,614,882	0.3%
Comerica, Inc.	139,100	3,837,769	0.4%
Fidelity National Financial, Inc.	266,110	2,397,651	0.3%
First American Corp.	122,304	2,496,225	0.3%
# First Niagara Financial Group, Inc.	172,435	2,719,300	0.3%
FirstMerit Corp.	105,428	2,458,581	0.3%
Hanover Insurance Group, Inc.	78,550	3,083,087	0.4%
HCC Insurance Holdings, Inc.	150,975	3,330,508	0.4%
# National Penn Bancshares, Inc.	172,975	2,930,196	0.3%
# NewAlliance Bancshares, Inc.	215,412	2,972,686	0.3%
Odyssey Re Holdings Corp.	88,247	3,480,462	0.4%
Old Republic International Corp.	303,792	2,797,924	0.3%
Prosperity Bancshares, Inc.	95,483	3,170,990	0.4%
*# Reinsurance Group of America, Inc. Class A	73,713	2,752,443	0.3%
# Synovus Financial Corp.	439,500	4,540,035	0.5%
Transatlantic Holdings, Inc.	79,194	3,393,463	0.4%
Trustmark Corp.	124,506	2,554,863	0.3%
W. R. Berkley Corp.	174,315	4,579,255	0.5%
# Zions Bancorporation	99,983	3,810,352	0.4%
Other Securities		175,934,780	19.9%
Total Financials		242,266,830	27.4%
Health Care — (5.9%)
* King Pharmaceuticals, Inc.	386,181	3,394,531	0.4%
Omnicare, Inc.	177,137	4,883,667	0.6%
Other Securities		54,891,124	6.2%
Total Health Care		63,169,322	7.2%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (11.3%)
IKON Office Solutions, Inc.	165,200	$2,846,396	0.3%
Ryder System, Inc.	88,461	3,504,825	0.4%
Other Securities		115,854,005	13.1%
Total Industrials		122,205,226	13.8%
Information Technology — (13.3%)
* Arrow Electronics, Inc.	173,349	3,024,940	0.4%
* Avnet, Inc.	216,911	3,631,090	0.4%
Fidelity National Information Services, Inc.	269,900	4,072,791	0.5%
* Ingram Micro, Inc.	252,180	3,361,559	0.4%
* Integrated Device Technology, Inc.	385,805	2,453,720	0.3%
Intersil Corp.	193,627	2,650,754	0.3%
Jabil Circuit, Inc.	311,612	2,620,657	0.3%
* Micron Technology, Inc.	533,700	2,513,727	0.3%
Other Securities		119,483,192	13.4%
Total Information Technology		143,812,430	16.3%
Materials — (4.8%)
Lubrizol Corp.	67,185	2,524,812	0.3%
MeadWestavco Corp.	264,464	3,710,430	0.4%
The Valspar Corp.	123,568	2,526,966	0.3%
Other Securities		43,042,736	4.9%
Total Materials		51,804,944	5.9%
Telecommunication Services — (1.0%)
CenturyTel, Inc.	156,983	3,941,843	0.5%
Other Securities		6,502,405	0.7%
Total Telecommunication Services		10,444,248	1.2%
Utilities — (0.0%)
Total Utilities		390,432	0.1%
TOTAL COMMON STOCKS		850,755,224	96.4%
EXCHANGE-TRADED FUND — (0.5%)
iShares Russell 2000 Value Index Fund	100,000	5,272,000	0.6%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		1,566	0.0%
TEMPORARY CASH INVESTMENTS — (1.4%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	10,542,691	10,542,691	1.2%
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $5,680,000 FNMA 4.50%, 10/01/35, valued at $4,270,602) to be repurchased at $4,205,329	$4,205	4,205,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		14,747,691	1.7%

U.S. TARGETED VALUE PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (19.3%)
§@ DFA Short Term Investment Fund LP	191,509,364	$191,509,364	21.7%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $21,984,204 FNMA, rates ranging from 5.000% to 7.500%, maturities ranging from 04/01/21 to 04/01/38 & U.S. Treasury STRIP 4.620%(y), 02/15/17, valued at $17,684,779) to be repurchased at $17,215,719	$17,215	17,215,376	1.9%
TOTAL SECURITIES LENDING COLLATERAL		208,724,740	23.6%
TOTAL INVESTMENTS — (100.0%) (Cost $1,422,350,932)		$1,079,501,221	122.3%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS
October 31, 2008

U.S. SMALL CAP VALUE PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Small Cap Value Series of The DFA Investment Trust Company	443,285,380	$5,505,604,420
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $7,888,262,917)		$5,505,604,420

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 1 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (82.5%)
Consumer Discretionary — (9.7%)
Comcast Corp. Class A	225,473	$3,553,454	0.3%
Disney (Walt) Co.	231,700	6,001,030	0.5%
McDonald's Corp.	93,280	5,403,710	0.4%
Time Warner, Inc.	441,219	4,451,900	0.4%
Other Securities		133,727,081	10.0%
Total Consumer Discretionary		153,137,175	11.6%
Consumer Staples — (7.7%)
Coca-Cola Co.	178,024	7,843,737	0.6%
CVS Caremark Corp.	178,250	5,463,362	0.4%
Kraft Foods, Inc.	202,630	5,904,638	0.5%
PepsiCo, Inc.	131,460	7,494,535	0.6%
Philip Morris International, Inc.	101,420	4,408,727	0.3%
Procter & Gamble Co.	240,632	15,530,389	1.2%
Wal-Mart Stores, Inc.	252,348	14,083,542	1.1%
Other Securities		61,451,738	4.6%
Total Consumer Staples		122,180,668	9.3%
Energy — (8.1%)
Apache Corp.	46,356	3,816,489	0.3%
Chevron Corp.	250,560	18,691,776	1.4%
ConocoPhillips	184,185	9,581,304	0.7%
Devon Energy Corp.	61,200	4,948,632	0.4%
Exxon Mobil Corp.	351,494	26,052,735	2.0%
Occidental Petroleum Corp.	64,024	3,555,893	0.3%
Other Securities		61,071,209	4.6%
Total Energy		127,718,038	9.7%
Financials — (14.0%)
Bank of America Corp.	485,245	11,728,372	0.9%
Bank of New York Mellon Corp.	137,358	4,477,871	0.4%
JPMorgan Chase & Co.	557,133	22,981,736	1.8%
The Goldman Sachs Group, Inc.	50,853	4,703,903	0.4%
U.S. Bancorp	167,665	4,998,094	0.4%
Wells Fargo & Co.	359,335	12,235,357	0.9%
Other Securities		161,364,819	12.0%
Total Financials		222,490,152	16.8%
Health Care — (10.5%)
Abbott Laboratories	108,855	6,003,353	0.5%
* Amgen, Inc.	101,485	6,077,937	0.5%
Bristol-Myers Squibb Co.	192,708	3,960,149	0.3%
Eli Lilly & Co.	109,044	3,687,868	0.3%
* Genentech, Inc.	67,348	5,585,843	0.4%
Johnson & Johnson	218,766	13,419,106	1.0%
Medtronic, Inc.	87,072	3,511,614	0.3%
Merck & Co., Inc.	209,268	6,476,845	0.5%
Pfizer, Inc.	783,318	13,872,562	1.1%
Other Securities		103,572,946	7.7%
Total Health Care		166,168,223	12.6%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.6%)
3M Co.	59,135	$3,802,381	0.3%
Boeing Co.	71,388	3,731,451	0.3%
Burlington Northern Santa Fe Corp.	45,345	4,038,426	0.3%
General Electric Co.	629,008	12,271,946	0.9%
Union Pacific Corp.	70,320	4,695,266	0.4%
United Parcel Service, Inc.	66,937	3,532,935	0.3%
United Technologies Corp.	76,735	4,217,356	0.3%
Other Securities		131,051,532	9.9%
Total Industrials		167,341,293	12.7%
Information Technology — (12.3%)
* Apple, Inc.	87,024	9,362,912	0.7%
* Cisco Sytems, Inc.	567,434	10,083,302	0.8%
* Google, Inc.	23,084	8,295,466	0.6%
Hewlett-Packard Co.	190,999	7,311,442	0.6%
Intel Corp.	489,356	7,829,696	0.6%
International Business Machines Corp.	104,430	9,708,857	0.8%
Microsoft Corp.	702,700	15,691,291	1.2%
* Oracle Corp.	421,735	7,713,533	0.6%
QUALCOMM, Inc.	122,323	4,680,078	0.4%
Other Securities		115,169,634	8.5%
Total Information Technology		195,846,211	14.8%
Materials — (3.8%)
Total Materials		60,697,020	4.6%
Other — (0.0%)
Total Other		351	0.0%
Telecommunication Services — (2.4%)
AT&T, Inc.	614,512	16,450,486	1.3%
Verizon Communications, Inc.	374,011	11,096,906	0.9%
Other Securities		11,180,287	0.7%
Total Telecommunication Services		38,727,679	2.9%
Utilities — (3.4%)
Total Utilities		54,493,355	4.1%
TOTAL COMMON STOCKS		1,308,800,165	99.1%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		1,008	0.0%
TEMPORARY CASH INVESTMENTS — (1.9%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	24,034,464	24,034,464	1.8%
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $8,735,000 FNMA 6.50%, 08/01/36, valued at $6,514,899) to be repurchased at $6,415,503	$6,415	6,415,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		30,449,464	2.3%

U.S. CORE EQUITY 1 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (15.6%)
§@ DFA Short Term Investment Fund LP	226,901,386	$226,901,386	17.2%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $21,187,234 FNMA, 7.000%, maturities ranging from 02/01/38 to 09/01/38 & U.S. Treasury STRIP 0.539%(y), 05/15/09, valued at $21,027,361) to be repurchased at $20,469,370	$20,469	20,468,962	1.5%
TOTAL SECURITIES LENDING COLLATERAL		247,370,348	18.7%
TOTAL INVESTMENTS — (100.0%) (Cost $2,069,274,721)		$1,586,620,985	120.1%

See accompanying Notes to Financial Statements.

U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (82.7%)
Consumer Discretionary — (10.5%)
Comcast Corp. Class A	561,542	$8,849,902	0.4%
Disney (Walt) Co.	627,312	16,247,381	0.7%
Home Depot, Inc.	252,200	5,949,398	0.3%
# Lowe's Companies, Inc.	409,000	8,875,300	0.4%
Time Warner, Inc.	1,103,320	11,132,499	0.5%
Other Securities		261,456,076	10.2%
Total Consumer Discretionary		312,510,556	12.5%
Consumer Staples — (7.1%)
Altria Group, Inc.	409,900	7,865,981	0.3%
Coca-Cola Co.	145,713	6,420,115	0.3%
CVS Caremark Corp.	476,985	14,619,590	0.6%
Kraft Foods, Inc.	456,138	13,291,861	0.5%
Philip Morris International, Inc.	130,500	5,672,835	0.2%
Procter & Gamble Co.	571,788	36,903,198	1.5%
Wal-Mart Stores, Inc.	404,300	22,563,983	0.9%
Other Securities		105,265,480	4.2%
Total Consumer Staples		212,603,043	8.5%
Energy — (8.4%)
Apache Corp.	79,063	6,509,257	0.3%
Chevron Corp.	594,814	44,373,124	1.8%
ConocoPhillips	467,578	24,323,408	1.0%
Devon Energy Corp.	137,600	11,126,336	0.5%
Exxon Mobil Corp.	403,184	29,883,998	1.2%
Marathon Oil Corp.	200,388	5,831,291	0.2%
Occidental Petroleum Corp.	157,660	8,756,436	0.4%
Other Securities		120,660,868	4.6%
Total Energy		251,464,718	10.0%
Financials — (16.9%)
Bank of America Corp.	1,303,336	31,501,631	1.3%
Bank of New York Mellon Corp.	328,970	10,724,422	0.4%
# BB&T Corp.	183,469	6,577,364	0.3%
Chubb Corp.	111,344	5,769,846	0.2%
# Citigroup, Inc.	795,672	10,860,923	0.4%
JPMorgan Chase & Co.	1,242,660	51,259,725	2.1%
MetLife, Inc.	184,484	6,128,558	0.3%
PNC Financial Services Group, Inc.	104,703	6,980,549	0.3%
The Goldman Sachs Group, Inc.	119,024	11,009,720	0.5%
The Travelers Companies, Inc.	177,178	7,538,924	0.3%
Wells Fargo & Co.	852,801	29,037,874	1.2%
Other Securities		324,558,109	12.8%
Total Financials		501,947,645	20.1%
Health Care — (8.8%)
Johnson & Johnson	142,350	8,731,749	0.4%
Pfizer, Inc.	1,930,512	34,189,368	1.4%
* WellPoint, Inc.	164,028	6,375,768	0.3%
Other Securities		212,260,096	8.3%
Total Health Care		261,556,981	10.4%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (11.5%)
Burlington Northern Santa Fe Corp.	115,466	$10,283,402	0.4%
CSX Corp.	136,600	6,245,352	0.3%
FedEx Corp.	98,823	6,460,060	0.3%
General Electric Co.	2,250,267	43,902,709	1.8%
Norfolk Southern Corp.	125,758	7,537,935	0.3%
Raytheon Co.	116,144	5,936,120	0.3%
Union Pacific Corp.	170,600	11,390,962	0.5%
United Technologies Corp.	110,124	6,052,415	0.3%
Other Securities		244,065,721	9.5%
Total Industrials		341,874,676	13.7%
Information Technology — (10.0%)
* Cisco Sytems, Inc.	332,162	5,902,519	0.3%
* EMC Corp.	489,850	5,770,433	0.2%
Hewlett-Packard Co.	213,714	8,180,972	0.3%
Intel Corp.	458,292	7,332,672	0.3%
International Business Machines Corp.	77,144	7,172,078	0.3%
Microsoft Corp.	526,939	11,766,548	0.5%
Other Securities		253,046,723	10.1%
Total Information Technology		299,171,945	12.0%
Materials — (4.2%)
Dow Chemical Co.	309,988	8,267,380	0.3%
Other Securities		115,890,083	4.7%
Total Materials		124,157,463	5.0%
Other — (0.0%)
Total Other		531	0.0%
Telecommunication Services — (2.9%)
AT&T, Inc.	1,399,392	37,461,724	1.5%
Verizon Communications, Inc.	927,164	27,508,956	1.1%
Other Securities		22,747,101	0.9%
Total Telecommunication Services		87,717,781	3.5%
Utilities — (2.4%)
Total Utilities		70,985,858	2.8%
TOTAL COMMON STOCKS		2,463,991,197	98.5%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		2,881	0.0%
TEMPORARY CASH INVESTMENTS — (1.7%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	39,057,782	39,057,782	1.6%
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $18,325,000 FNMA 6.50%, 11/01/36, valued at $12,299,695) to be repurchased at $12,116,949	$12,116	12,116,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		51,173,782	2.1%

U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (15.6%)
§@ DFA Short Term Investment Fund LP	424,648,738	$424,648,738	17.0%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.24%, 11/03/08 (Collateralized by $89,440,377 FNMA, rates ranging from 4.000% to 7.000%, maturities ranging from 07/01/13 to 09/01/38 & U.S. Treasury STRIP 3.255%(y), 11/15/14, valued at $39,378,458) to be repurchased at $38,333,129	$38,332	38,332,365	1.5%
TOTAL SECURITIES LENDING COLLATERAL		462,981,103	18.5%
TOTAL INVESTMENTS — (100.0%) (Cost $4,015,165,938)		$2,978,148,963	119.1%

See accompanying Notes to Financial Statements.

U.S. VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (81.2%)
Consumer Discretionary — (11.3%)
Comcast Corp. Class A	191,618	$3,019,900	0.4%
Disney (Walt) Co.	86,800	2,248,120	0.3%
Fortune Brands, Inc.	65,022	2,479,939	0.3%
# Leggett & Platt, Inc.	124,300	2,157,848	0.3%
Macy's, Inc.	192,090	2,360,786	0.3%
# Pulte Homes, Inc.	215,650	2,402,341	0.3%
*# Sears Holdings Corp.	47,129	2,721,228	0.3%
Time Warner, Inc.	400,981	4,045,898	0.5%
* Toll Brothers, Inc.	100,300	2,318,936	0.3%
Other Securities		93,073,223	10.7%
Total Consumer Discretionary		116,828,219	13.7%
Consumer Staples — (5.2%)
CVS Caremark Corp.	87,809	2,691,346	0.3%
Kraft Foods, Inc.	111,928	3,261,582	0.4%
Molson Coors Brewing Co.	69,336	2,590,393	0.3%
Philip Morris International, Inc.	46,200	2,008,314	0.2%
Procter & Gamble Co.	74,000	4,775,960	0.6%
Wal-Mart Stores, Inc.	42,300	2,360,763	0.3%
Other Securities		36,529,357	4.3%
Total Consumer Staples		54,217,715	6.4%
Energy — (7.7%)
Chevron Corp.	95,200	7,101,920	0.8%
# Cimarex Energy Co.	51,000	2,063,460	0.3%
ConocoPhillips	153,600	7,990,272	1.0%
Devon Energy Corp.	37,100	2,999,906	0.4%
Exxon Mobil Corp.	66,600	4,936,392	0.6%
Other Securities		54,303,996	6.2%
Total Energy		79,395,946	9.3%
Financials — (20.8%)
American Financial Group, Inc.	93,949	2,135,461	0.3%
Bank of America Corp.	402,170	9,720,449	1.2%
Chubb Corp.	45,208	2,342,679	0.3%
Comerica, Inc.	70,829	1,954,172	0.2%
Discover Financial Services	218,650	2,678,462	0.3%
Hanover Insurance Group, Inc.	49,548	1,944,759	0.2%
HCC Insurance Holdings, Inc.	93,600	2,064,816	0.3%
JPMorgan Chase & Co.	335,981	13,859,216	1.6%
# M&T Bank Corp.	34,200	2,773,620	0.3%
# Marshall & Ilsley Corp.	120,880	2,179,466	0.3%
MetLife, Inc.	67,240	2,233,713	0.3%
*# Reinsurance Group of America, Inc. Class A	50,772	1,895,826	0.2%
The Travelers Companies, Inc.	73,100	3,110,405	0.4%
Unum Group	161,075	2,536,931	0.3%
W. R. Berkley Corp.	76,900	2,020,163	0.3%
Wells Fargo & Co.	144,829	4,931,427	0.6%
Other Securities		156,591,684	18.2%
Total Financials		214,973,249	25.3%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Health Care — (7.4%)
* King Pharmaceuticals, Inc.	239,100	$2,101,689	0.3%
Omnicare, Inc.	75,400	2,078,778	0.3%
Pfizer, Inc.	309,722	5,485,177	0.7%
Other Securities		67,087,683	7.7%
Total Health Care		76,753,327	9.0%
Industrials — (11.5%)
*# Delta Air Lines, Inc.	197,928	2,173,249	0.3%
General Electric Co.	267,064	5,210,419	0.6%
Norfolk Southern Corp.	32,700	1,960,038	0.2%
Southwest Airlines Co.	334,016	3,934,708	0.5%
Union Pacific Corp.	51,400	3,431,978	0.4%
Other Securities		102,637,494	12.0%
Total Industrials		119,347,886	14.0%
Information Technology — (10.2%)
* Computer Sciences Corp.	75,645	2,281,453	0.3%
* Ingram Micro, Inc.	146,989	1,959,363	0.2%
Xerox Corp.	341,520	2,738,990	0.3%
Other Securities		98,123,501	11.6%
Total Information Technology		105,103,307	12.4%
Materials — (3.9%)
International Paper Co.	135,900	2,340,198	0.3%
Other Securities		38,305,203	4.5%
Total Materials		40,645,401	4.8%
Other — (0.0%)
Total Other		4,587	0.0%
Telecommunication Services — (2.0%)
AT&T, Inc.	270,720	7,247,174	0.9%
Verizon Communications, Inc.	150,079	4,452,844	0.5%
Other Securities		8,714,314	1.0%
Total Telecommunication Services		20,414,332	2.4%
Utilities — (1.2%)
Total Utilities		12,102,730	1.4%
TOTAL COMMON STOCKS		839,786,699	98.7%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		741	0.0%
TEMPORARY CASH INVESTMENTS — (1.1%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	7,273,369	7,273,369	0.9%
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $6,075,000 FNMA 6.50%, 09/01/36, valued at $4,160,073) to be repurchased at $4,097,321	$4,097	4,097,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		11,370,369	1.4%

U.S. VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (17.7%)
§@ DFA Short Term Investment Fund LP	167,844,450	$167,844,450	19.7%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.24%, 11/03/08 (Collateralized by $15,821,273 FNMA 7.000%, maturities ranging from 10/01/37 to 08/01/38 & U.S. Treasury STRIP 1.573%(y), 05/15/11, valued at $15,553,185) to be repurchased at $15,140,683	$15,140	15,140,381	1.8%
TOTAL SECURITIES LENDING COLLATERAL		182,984,831	21.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,440,038,705)		$1,034,142,640	121.6%

See accompanying Notes to Financial Statements.

T.A. U.S. CORE EQUITY 2 PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (87.3%)
Consumer Discretionary — (11.6%)
# Carnival Corp.	62,000	$1,574,800	0.3%
Comcast Corp. Class A	136,640	2,153,446	0.4%
Disney (Walt) Co.	184,592	4,780,933	0.8%
*# Sears Holdings Corp.	25,050	1,446,387	0.3%
Time Warner, Inc.	272,900	2,753,561	0.5%
Other Securities		62,907,602	10.6%
Total Consumer Discretionary		75,616,729	12.9%
Consumer Staples — (5.6%)
CVS Caremark Corp.	51,200	1,569,280	0.3%
Kraft Foods, Inc.	145,760	4,247,446	0.7%
Philip Morris International, Inc.	33,900	1,473,633	0.3%
Procter & Gamble Co.	50,396	3,252,558	0.6%
Reynolds American, Inc.	28,800	1,410,048	0.3%
Other Securities		24,423,803	4.0%
Total Consumer Staples		36,376,768	6.2%
Energy — (10.0%)
Apache Corp.	22,600	1,860,658	0.3%
Chevron Corp.	148,511	11,078,921	1.9%
ConocoPhillips	146,430	7,617,289	1.3%
Devon Energy Corp.	35,400	2,862,444	0.5%
Exxon Mobil Corp.	141,724	10,504,583	1.8%
Hess Corp.	27,700	1,667,817	0.3%
Marathon Oil Corp.	68,000	1,978,800	0.3%
Other Securities		27,686,448	4.7%
Total Energy		65,256,960	11.1%
Financials — (15.4%)
Bank of America Corp.	238,944	5,775,276	1.0%
Bank of New York Mellon Corp.	70,350	2,293,410	0.4%
# BB&T Corp.	48,740	1,747,329	0.3%
Chubb Corp.	29,760	1,542,163	0.3%
Citigroup, Inc.	116,200	1,586,130	0.3%
JPMorgan Chase & Co.	137,236	5,660,985	1.0%
MetLife, Inc.	52,634	1,748,501	0.3%
PNC Financial Services Group, Inc.	33,700	2,246,779	0.4%
State Street Corp.	31,200	1,352,520	0.2%
The Goldman Sachs Group, Inc.	32,210	2,979,425	0.5%
The Travelers Companies, Inc.	41,600	1,770,080	0.3%
Wells Fargo & Co.	163,900	5,580,795	1.0%
Other Securities		65,547,195	11.1%
Total Financials		99,830,588	17.1%
Health Care — (9.3%)
* Amgen, Inc.	25,205	1,509,527	0.3%
Johnson & Johnson	43,375	2,660,623	0.5%
Pfizer, Inc.	361,965	6,410,400	1.1%
* WellPoint, Inc.	48,400	1,881,308	0.3%
Other Securities		48,245,641	8.2%
Total Health Care		60,707,499	10.4%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (13.4%)
Burlington Northern Santa Fe Corp.	34,200	$3,045,852	0.5%
CSX Corp.	40,100	1,833,372	0.3%
FedEx Corp.	24,600	1,608,102	0.3%
General Electric Co.	635,490	12,398,410	2.1%
Norfolk Southern Corp.	36,900	2,211,786	0.4%
Northrop Grumman Corp.	28,200	1,322,298	0.2%
Raytheon Co.	37,400	1,911,514	0.3%
Union Pacific Corp.	50,100	3,345,177	0.6%
Other Securities		59,400,897	10.2%
Total Industrials		87,077,408	14.9%
Information Technology — (11.3%)
* Google, Inc.	6,800	2,443,648	0.4%
Hewlett-Packard Co.	119,380	4,569,866	0.8%
International Business Machines Corp.	26,866	2,497,732	0.4%
Microsoft Corp.	85,150	1,901,400	0.3%
Xerox Corp.	171,643	1,376,577	0.3%
Other Securities		60,392,005	10.3%
Total Information Technology		73,181,228	12.5%
Materials — (4.5%)
Dow Chemical Co.	91,700	2,445,639	0.4%
International Paper Co.	87,800	1,511,916	0.3%
Other Securities		25,286,329	4.3%
Total Materials		29,243,884	5.0%
Telecommunication Services — (3.7%)
AT&T, Inc.	419,352	11,226,053	1.9%
Verizon Communications, Inc.	234,539	6,958,772	1.2%
Other Securities		5,647,926	1.0%
Total Telecommunication Services		23,832,751	4.1%
Utilities — (2.5%)
Total Utilities		16,034,284	2.7%
TOTAL COMMON STOCKS		567,158,099	96.9%
TEMPORARY CASH INVESTMENTS — (4.4%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	25,606,781	25,606,781	4.4%
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $2,955,000 FHLMC 4.50%, 05/01/23, valued at $2,810,944) to be repurchased at $2,769,217	$2,769	2,769,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		28,375,781	4.9%

T.A. U.S. CORE EQUITY 2 PORTFOLIO

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (8.3%)
§@ DFA Short Term Investment Fund LP	49,612,774	$49,612,774	8.5%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $16,519,401 FNMA, 4.056%(r), 09/01/44 & 5.062%(r), 04/01/35, valued at $4,438,280) to be repurchased at $4,309,096	$4,309	4,309,010	0.7%
TOTAL SECURITIES LENDING COLLATERAL		53,921,784	9.2%
TOTAL INVESTMENTS — (100.0%) (Cost $830,460,510)		$649,455,664	111.0%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
October 31, 2008

U.S. SMALL CAP PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Small Cap Series of The DFA Investment Trust Company	200,917,016	$2,067,436,095
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $2,660,195,176)		$2,067,436,095

U.S. MICRO CAP PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The U.S. Micro Cap Series of The DFA Investment Trust Company	440,564,264	$2,925,346,713
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $3,771,170,089)		$2,925,346,713

See accompanying Notes to Financial Statements.

DFA REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (77.2%)
Real Estate Investment Trusts — (77.2%)
# Alexander's, Inc.	53,600	$18,760,000	1.1%
# Alexandria Real Estate Equities, Inc.	285,850	19,872,292	1.1%
# AMB Property Corp.	890,665	21,402,680	1.2%
# American Campus Communites, Inc.	524,073	13,615,417	0.8%
Apartment Investment & Management Co. Class A	845,777	12,373,718	0.7%
# AvalonBay Communities, Inc.	694,491	49,322,751	2.8%
# BioMed Realty Trust, Inc.	640,052	8,992,731	0.5%
# Boston Properties, Inc.	1,081,264	76,639,992	4.4%
# BRE Properties, Inc. Class A	455,615	15,859,958	0.9%
# Camden Property Trust	474,409	15,992,327	0.9%
# Commercial Net Lease Realty	694,904	12,390,138	0.7%
# Corporate Office Properties Trust	468,215	14,556,804	0.8%
# Developers Diversified Realty Corp.	1,109,894	14,617,304	0.8%
# Digital Realty Trust, Inc.	651,017	21,796,049	1.3%
# Douglas Emmett, Inc.	1,094,588	16,528,279	1.0%
# Duke Realty Corp.	1,360,836	19,201,396	1.1%
# Entertainment Properties Trust	293,279	10,983,299	0.6%
# Equity Lifestyle Properties, Inc.	219,957	9,235,994	0.5%
# Equity One, Inc.	688,376	12,025,929	0.7%
# Equity Residential	2,448,939	85,541,439	4.9%
# Essex Property Trust, Inc.	232,700	22,641,710	1.3%
# Federal Realty Investment Trust	525,752	32,212,825	1.8%
# General Growth Properties, Inc.	2,436,909	10,088,803	0.6%
# HCP, Inc.	1,984,351	59,391,625	3.4%
# Health Care REIT, Inc.	1,205,343	53,649,817	3.1%
# Healthcare Realty Trust, Inc.	599,336	15,313,035	0.9%
# Highwood Properties, Inc.	713,956	17,720,388	1.0%
# Home Properties, Inc.	284,870	11,534,386	0.7%
# Host Marriott Corp.	4,841,068	50,056,643	2.9%
# Kilroy Realty Corp.	291,393	9,368,285	0.5%
# Kimco Realty Corp.	2,403,470	54,270,353	3.1%
# Liberty Property Trust	842,753	20,099,659	1.2%
# Mack-Cali Realty Corp.	590,631	13,419,136	0.8%
# Nationwide Health Properties, Inc.	878,024	26,200,236	1.5%
# Omega Healthcare Investors, Inc.	799,148	12,043,160	0.7%
# ProLogis	2,407,390	33,703,460	1.9%
# Public Storage	1,530,366	124,724,829	7.1%
# Realty Income Corp.	942,948	21,800,958	1.3%
# Regency Centers Corp.	635,182	25,064,282	1.4%
Senior Housing Properties Trust	1,037,630	19,891,367	1.1%
# Simon Property Group, Inc.	2,039,432	136,703,127	7.8%
# SL Green Realty Corp.	528,009	22,197,498	1.3%
# Tanger Factory Outlet Centers, Inc.	282,200	10,207,174	0.6%
# Taubman Centers, Inc.	472,061	15,681,866	0.9%
# The Macerich Co.	672,166	19,775,124	1.1%
# UDR, Inc.	1,171,872	23,156,191	1.3%
# Ventas, Inc.	1,269,328	45,771,968	2.6%
# Vornado Realty Trust	1,397,280	98,578,104	5.6%
# Washington REIT	465,224	13,947,416	0.8%
# Weingarten Realty Investors	760,057	15,543,166	0.9%
Other Securities		200,320,334	11.6%
TOTAL COMMON STOCKS		1,704,785,422	97.6%

DFA REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
TEMPORARY CASH INVESTMENTS — (2.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $59,350,000 FNMA 5.50%, 08/01/37, valued at $52,765,741) to be repurchased at $51,986,072	$51,982	$51,982,000	3.0%
	Shares
SECURITIES LENDING COLLATERAL — (20.5%)
§ @ DFA Short Term Investment Fund LP	415,012,034	415,012,034	23.7%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.6%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.2353%, 11/03/08 (Collateralized by $32,836,313 FNMA, rates ranging from 5.000% to 7.000%, maturities ranging from 06/01/20 to 07/01/38 & U.S. Treasury STRIP 1.140%(y), 07/15/09, valued at $28,074,497) to be repurchased at $27,360,683	$27,360	27,360,147	1.6%
TOTAL SECURITIES LENDING COLLATERAL		452,372,181	25.9%
TOTAL INVESTMENTS — (100.0%) (Cost $2,682,434,016)		$2,209,139,603	126.5%

See accompanying Notes to Financial Statements.

LARGE CAP INTERNATIONAL PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.9%)
COMMON STOCKS — (4.9%)
# BHP Billiton, Ltd.	343,037	$6,590,158	0.6%
Commonwealth Bank of Australia	182,537	4,989,790	0.4%
Other Securities		54,324,268	4.5%
TOTAL — AUSTRALIA		65,904,216	5.5%
AUSTRIA — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		3,329,607	0.3%
BELGIUM — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		5,970,724	0.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7	0.0%
TOTAL — BELGIUM		5,970,731	0.5%
CANADA — (7.3%)
COMMON STOCKS — (7.3%)
Bank of Nova Scotia	145,927	4,865,848	0.4%
EnCana Corp.	109,200	5,547,429	0.5%
# Manulife Financial Corp.	219,590	4,394,351	0.4%
Royal Bank of Canada	205,268	7,977,062	0.7%
# Toronto Dominion Bank	112,415	5,308,771	0.4%
Other Securities		70,028,025	5.7%
TOTAL — CANADA		98,121,486	8.1%
DENMARK — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		11,000,404	0.9%
FINLAND — (1.1%)
COMMON STOCKS — (1.1%)
Nokia Oyj	303,533	4,649,581	0.4%
Other Securities		9,710,169	0.8%
TOTAL — FINLAND		14,359,750	1.2%
FRANCE — (8.2%)
COMMON STOCKS — (8.2%)
BNP Paribas SA	117,049	8,451,097	0.7%
# France Telecom SA	214,253	5,402,517	0.5%
GDF Suez	139,979	6,230,981	0.5%
Sanofi - Aventis	106,578	6,752,479	0.6%
Total SA	222,818	12,257,994	1.0%
Total SA Sponsored ADR	77,100	4,274,424	0.4%
Vivendi SA	169,296	4,425,249	0.4%
Other Securities		62,501,324	5.0%
TOTAL — FRANCE		110,296,065	9.1%
GERMANY — (6.4%)
COMMON STOCKS — (6.4%)
Deutsche Telekom AG	343,650	5,102,668	0.4%
E.ON AG	218,479	8,361,378	0.7%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
# RWE AG Series A	62,262	$5,177,570	0.4%
Siemens AG	72,863	4,376,979	0.4%
# Volkswagen AG	11,739	7,105,324	0.6%
Other Securities		56,723,925	4.7%
TOTAL — GERMANY		86,847,844	7.2%
GREECE — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		5,453,742	0.4%
HONG KONG — (1.7%)
COMMON STOCKS — (1.7%)
Other Securities		22,673,002	1.9%
IRELAND — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		4,486,874	0.4%
ITALY — (2.8%)
COMMON STOCKS — (2.8%)
Eni SpA	254,648	6,077,981	0.5%
Other Securities		31,628,934	2.6%
TOTAL COMMON STOCKS		37,706,915	3.1%
PREFERRED STOCKS — (0.0%)
Other Securities		13,402	0.0%
TOTAL — ITALY		37,720,317	3.1%
JAPAN — (20.6%)
COMMON STOCKS — (20.6%)
# Mitsubishi UFJ Financial Group, Inc.	679,972	4,273,061	0.4%
Mitsubishi UFJ Financial Group, Inc. ADR	937,000	5,874,990	0.5%
Nintendo Co., Ltd.	14,900	4,787,494	0.4%
Takeda Pharmaceutical Co., Ltd.	119,600	5,942,351	0.5%
Tokyo Electric Power Co., Ltd	177,800	5,035,387	0.4%
Toyota Motor Corp.	308,600	12,051,114	1.0%
Other Securities		239,619,308	19.8%
TOTAL — JAPAN		277,583,705	23.0%
NETHERLANDS — (2.4%)
COMMON STOCKS — (2.4%)
# Royal Dutch Shell P.L.C. Series A	292,228	8,099,675	0.7%
Unilever NV	201,479	4,855,542	0.4%
Other Securities		19,333,488	1.6%
TOTAL — NETHERLANDS		32,288,705	2.7%
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		1,044,384	0.1%
NORWAY — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		9,431,422	0.8%
PORTUGAL — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		2,784,120	0.2%
SINGAPORE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		12,232,479	1.0%

LARGE CAP INTERNATIONAL PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SPAIN — (3.3%)
COMMON STOCKS — (3.3%)
# Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	497,300	$5,768,680	0.5%
Banco Santander Central Hispano SA	544,921	5,893,412	0.5%
Telefonica SA	373,461	6,914,612	0.6%
Other Securities		25,680,324	2.1%
TOTAL — SPAIN		44,257,028	3.7%
SWEDEN — (1.5%)
COMMON STOCKS — (1.5%)
Other Securities		19,943,389	1.6%
SWITZERLAND — (6.8%)
COMMON STOCKS — (6.8%)
# Credit Suisse Group AG	125,914	4,708,412	0.4%
Nestle SA	541,678	21,064,228	1.7%
Novartis AG	226,191	11,481,006	1.0%
Novartis AG ADR	115,300	5,879,147	0.5%
Roche Holding AG Genusschein	99,745	15,253,688	1.3%
Other Securities		33,111,215	2.7%
TOTAL — SWITZERLAND		91,497,696	7.6%
UNITED KINGDOM — (16.9%)
COMMON STOCKS — (16.9%)
Anglo American P.L.C.	181,454	4,552,906	0.4%
AstraZeneca P.L.C.	162,199	6,873,742	0.6%
BG Group P.L.C.	411,075	6,044,420	0.5%
BP P.L.C.	2,022,519	16,486,512	1.4%
BP P.L.C. Sponsored ADR	102,600	5,099,220	0.4%
British American Tobacco P.L.C.	263,805	7,235,980	0.6%
GlaxoSmithKline P.L.C.	598,100	11,497,837	1.0%
HSBC Holdings P.L.C.	1,160,007	13,739,360	1.1%
# HSBC Holdings P.L.C. Sponsored ADR	117,000	6,903,000	0.6%
Rio Tinto P.L.C.	109,101	5,096,337	0.4%
Royal Dutch Shell P.L.C. Series B	290,465	7,875,011	0.7%
Tesco P.L.C.	1,166,959	6,393,892	0.5%
Vodafone Group P.L.C.	5,464,272	10,511,697	0.9%
Other Securities		119,302,568	9.8%
TOTAL — UNITED KINGDOM		227,612,482	18.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $28,375,000 FNMA 6.50%, 09/01/36, valued at $19,430,795) to be repurchased at $19,143,499	$19,142	19,142,000	1.6%
	Shares
SECURITIES LENDING COLLATERAL — (10.7%)
§ @ DFA Short Term Investment Fund LP	140,369,383	140,369,383	11.6%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities, 0.25%, 11/03/08 (Collateralized by $6,457,299 FHLMC 5.000%, 06/01/36; FNMA, rates ranging from 4.056%(r) to 5.520%(r), maturities ranging from 05/01/17 to 09/01/44; & GNMA 7.000%, 09/15/37, valued at $3,669,481) to be repurchased at $3,597,605	$3,598	3,597,530	0.3%
TOTAL SECURITIES LENDING COLLATERAL		143,966,913	11.9%
TOTAL INVESTMENTS — (100.0%) (Cost $1,631,735,454)		$1,347,948,361	111.7%

See accompanying Notes to Financial Statements.

INTERNATIONAL CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.2%)
COMMON STOCKS — (4.2%)
Australia & New Zealand Banking Group, Ltd.	381,728	$4,474,804	0.2%
Commonwealth Bank of Australia	218,637	5,976,612	0.3%
# National Australia Bank, Ltd.	311,746	5,058,423	0.3%
Other Securities		81,982,376	4.1%
TOTAL COMMON STOCKS		97,492,215	4.9%
PREFERRED STOCKS — (0.0%)
Other Securities		13,012	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		426	0.0%
TOTAL — AUSTRALIA		97,505,653	4.9%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		11,663,866	0.6%
BELGIUM — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		17,547,577	0.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		808	0.0%
TOTAL — BELGIUM		17,548,385	0.9%
CANADA — (6.4%)
COMMON STOCKS — (6.4%)
# Bank of Montreal	138,673	4,949,566	0.3%
Canadian Imperial Bank of Commerce	114,980	5,214,309	0.3%
# Manulife Financial Corp.	259,273	5,188,472	0.3%
Royal Bank of Canada	162,793	6,326,412	0.3%
# Toronto Dominion Bank	144,760	6,836,256	0.4%
Other Securities		121,113,506	6.0%
TOTAL COMMON STOCKS		149,628,521	7.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,772	0.0%
TOTAL — CANADA		149,635,293	7.6%
DENMARK — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		16,762,156	0.8%
FINLAND — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		32,702,512	1.6%
FRANCE — (6.2%)
COMMON STOCKS — (6.2%)
# AXA SA Sponsored ADR	299,136	5,596,835	0.3%
# BNP Paribas SA	157,004	11,335,902	0.6%
France Telecom SA Sponsored ADR	212,700	5,385,564	0.3%
Sanofi - Aventis ADR	194,695	6,156,256	0.3%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
# Societe Generale Paris	92,394	$5,035,940	0.3%
Total SA Sponsored ADR	85,527	4,741,617	0.3%
Vivendi SA	198,776	5,195,831	0.3%
Other Securities		100,877,449	4.9%
TOTAL COMMON STOCKS		144,325,394	7.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		145	0.0%
TOTAL — FRANCE		144,325,539	7.3%
GERMANY — (5.8%)
COMMON STOCKS — (5.8%)
DaimlerChrysler AG	169,947	5,838,570	0.3%
Deutsche Telekom AG	292,612	4,344,833	0.2%
E. ON AG	125,088	4,787,225	0.3%
# E. ON AG Sponsered ADR	218,470	8,301,860	0.4%
Munchener Rueckversicherungs-Gesellschaft AG	43,657	5,667,540	0.3%
Siemens AG Sponsored ADR	108,800	6,544,320	0.3%
# Volkswagen AG	20,427	12,363,954	0.6%
Other Securities		86,271,520	4.4%
TOTAL — GERMANY		134,119,822	6.8%
GREECE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		21,194,024	1.1%
HONG KONG — (1.5%)
COMMON STOCKS — (1.5%)
Other Securities		36,041,691	1.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		1,160	0.0%
TOTAL — HONG KONG		36,042,851	1.8%
IRELAND — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		13,301,072	0.7%
ITALY — (2.9%)
COMMON STOCKS — (2.9%)
Eni SpA Sponsored ADR	109,650	5,268,683	0.3%
Intesa Sanpaolo SpA	1,218,119	4,458,186	0.2%
UniCredito Italiano SpA	2,105,907	5,155,308	0.3%
Other Securities		52,467,523	2.6%
TOTAL COMMON STOCKS		67,349,700	3.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		848	0.0%
TOTAL — ITALY		67,350,548	3.4%
JAPAN — (18.8%)
COMMON STOCKS — (18.8%)
Honda Motor Co., Ltd. Sponsored ADR	196,469	4,866,537	0.3%
Mitsubishi UFJ Financial Group, Inc.	983,100	6,177,970	0.3%
Toyota Motor Corp. Sponsored ADR	160,569	12,217,695	0.6%
Other Securities		412,798,247	20.8%
TOTAL — JAPAN		436,060,449	22.0%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
NETHERLANDS — (2.3%)
COMMON STOCKS — (2.3%)
Unilever NV	181,970	$4,385,385	0.2%
Other Securities		50,427,221	2.6%
TOTAL — NETHERLANDS		54,812,606	2.8%
NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		4,154,118	0.2%
NORWAY — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		17,463,667	0.9%
PORTUGAL — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		8,761,847	0.4%
SINGAPORE — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		23,238,665	1.2%
RIGHTS/WARRANTS — (0.0%)
Other Securities		214	0.0%
TOTAL — SINGAPORE		23,238,879	1.2%
SPAIN — (3.0%)
COMMON STOCKS — (3.0%)
# Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	675,217	7,832,517	0.4%
# Banco Santander SA Sponsored ADR	1,096,296	11,774,219	0.6%
Other Securities		49,825,762	2.5%
TOTAL — SPAIN		69,432,498	3.5%
SWEDEN — (1.8%)
COMMON STOCKS — (1.8%)
Other Securities		41,412,497	2.1%
SWITZERLAND — (6.3%)
COMMON STOCKS — (6.3%)
Credit Suisse Group Sponsered ADR	346,715	12,967,141	0.7%
Holcim, Ltd.	143,085	8,127,119	0.4%
Nestle SA	454,270	17,665,194	0.9%
Novartis AG ADR	277,502	14,149,827	0.7%
Roche Holding AG Genusschein	82,873	12,673,507	0.7%
Swiss Re	120,001	5,004,482	0.3%
Zurich Financial SVCS AG	49,623	10,067,397	0.5%
Other Securities		64,983,095	3.1%
TOTAL COMMON STOCKS		145,637,762	7.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13	0.0%
TOTAL — SWITZERLAND		145,637,775	7.3%
UNITED KINGDOM — (15.8%)
COMMON STOCKS — (15.8%)
Aviva P.L.C.	998,599	5,956,647	0.3%
BAE Systems P.L.C.	774,999	4,356,236	0.2%
BP P.L.C. Sponsored ADR	568,076	28,233,377	1.4%

INTERNATIONAL CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Cadbury P.L.C. Sponsored ADR	122,368	$4,525,169	0.2%
HSBC Holdings P.L.C. Sponsered ADR	470,156	27,739,204	1.4%
# Lloyds TSB Group P.L.C. Sponsored ADR	373,194	4,717,172	0.3%
# Pearson P.L.C. Sponsored ADR	607,283	6,145,704	0.3%
Royal Dutch Shell P.L.C. ADR	531,903	29,408,917	1.5%
RSA Insurance Group P.L.C.	2,543,937	5,657,292	0.3%
Standard Chartered P.L.C.	283,281	4,681,789	0.3%
Tesco P.L.C.	1,092,470	5,985,759	0.3%
Vodafone Group P.L.C. Sponsored ADR	1,012,331	19,507,618	1.0%
Other Securities		219,058,591	11.0%
TOTAL — UNITED KINGDOM		365,973,475	18.5%
		Value†
UNITED STATES — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		21,366	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (2.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $82,025,000 FHLMC 6.50%, 09/01/37 & FNMA 5.00%, 06/01/22, valued at $64,525,760) to be repurchased at $63,573,980	$63,569	63,569,000	3.2%
	Shares
SECURITIES LENDING COLLATERAL — (15.1%)
§ @ DFA Short Term Investment Fund LP	347,448,412	347,448,412	17.5%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $2,664,954 FHLMC 5.000%, 04/01/35, valued at $1,781,614) to be repurchased at $1,746,716	$1,747	1,746,680	0.1%
TOTAL SECURITIES LENDING COLLATERAL		349,195,092	17.6%
TOTAL INVESTMENTS — (100.0%) (Cost $3,602,027,045)		$2,321,884,990	117.2%

See accompanying Notes to Financial Statements.

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (3.8%)
COMMON STOCKS — (3.8%)
Commonwealth Bank of Australia	19,740	$539,608	0.3%
National Australia Bank, Ltd.	29,710	482,078	0.2%
Other Securities		8,708,638	3.8%
TOTAL — AUSTRALIA		9,730,324	4.3%
AUSTRIA — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		1,086,447	0.5%
BELGIUM — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		1,819,624	0.8%
BRAZIL — (2.4%)
COMMON STOCKS — (1.2%)
Other Securities		3,053,810	1.3%
PREFERRED STOCKS — (1.2%)
Other Securities		3,178,674	1.4%
TOTAL — BRAZIL		6,232,484	2.7%
CANADA — (5.6%)
COMMON STOCKS — (5.6%)
# Bank of Montreal	13,373	477,314	0.2%
# Barrick Gold Corp.	19,700	450,454	0.2%
EnCana Corp.	9,815	498,608	0.2%
Petro-Canada	17,700	442,610	0.2%
Sun Life Financial, Inc.	20,884	491,215	0.2%
Toronto Dominion Bank	12,200	576,142	0.3%
Other Securities		11,527,653	5.0%
TOTAL — CANADA		14,463,996	6.3%
CHILE — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		665,736	0.3%
CHINA — (2.1%)
COMMON STOCKS — (2.1%)
Other Securities		5,527,255	2.4%
CZECH REPUBLIC — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		231,480	0.1%
DENMARK — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		1,457,922	0.6%
FINLAND — (1.3%)
COMMON STOCKS — (1.3%)
UPM-Kymmene Oyj	37,082	524,352	0.2%
Other Securities		2,716,595	1.2%
TOTAL — FINLAND		3,240,947	1.4%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
FRANCE — (5.5%)
COMMON STOCKS — (5.5%)
AXA SA Sponsored ADR	31,600	$591,236	0.3%
# BNP Paribas SA	13,644	985,115	0.4%
Compagnie Generale des Establissements Michelin Series B	8,990	462,725	0.2%
France Telecom SA Sponsored ADR	23,020	582,866	0.3%
# Societe Generale Paris	10,539	574,429	0.3%
Total SA Sponsored ADR	11,800	654,192	0.3%
Vivendi SA	19,527	510,419	0.2%
Other Securities		9,742,299	4.2%
TOTAL — FRANCE		14,103,281	6.2%
GERMANY — (5.0%)
COMMON STOCKS — (5.0%)
E.ON AG	28,282	1,082,376	0.5%
# Munchener Rueckversicherungs-Gesellschaft AG	4,151	538,882	0.2%
Siemens AG Sponsored ADR	15,500	932,325	0.4%
# Volkswagen AG	927	561,090	0.3%
Other Securities		9,677,722	4.2%
TOTAL — GERMANY		12,792,395	5.6%
GREECE — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		2,534,171	1.1%
HONG KONG — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		3,722,936	1.6%
HUNGARY — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		322,637	0.1%
INDIA — (1.2%)
COMMON STOCKS — (1.2%)
Other Securities		3,219,409	1.4%
INDONESIA — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		607,351	0.3%
IRELAND — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		1,179,681	0.5%
ISRAEL — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		747,222	0.3%
ITALY — (2.4%)
COMMON STOCKS — (2.4%)
Banco Popolare Scarl	40,766	508,554	0.2%
Intesa Sanpaolo SpA	129,677	474,604	0.2%
UniCredito Italiano SpA	228,020	558,198	0.3%
Other Securities		4,692,490	2.0%
TOTAL — ITALY		6,233,846	2.7%
JAPAN — (15.7%)
COMMON STOCKS — (15.7%)
Honda Motor Co., Ltd. Sponsored ADR	23,500	582,095	0.3%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Mitsubishi UFJ Financial Group, Inc.	76,440	$480,362	0.2%
Sony Corp. Sponsored ADR	19,300	448,532	0.2%
Toyota Motor Corp. Sponsored ADR	14,000	1,065,260	0.5%
Other Securities		37,842,139	16.5%
TOTAL — JAPAN		40,418,388	17.7%
MALAYSIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		1,346,632	0.6%
MEXICO — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		2,016,825	0.9%
NETHERLANDS — (1.9%)
COMMON STOCKS — (1.9%)
Koninklijke Philips Electronics NV ADR	29,400	543,900	0.2%
Other Securities		4,233,713	1.9%
TOTAL — NETHERLANDS		4,777,613	2.1%
NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		466,791	0.2%
NORWAY — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		1,413,922	0.6%
PHILIPPINES — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		233,520	0.1%
POLAND — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		827,727	0.4%
PORTUGAL — (0.4%)
COMMON STOCKS — (0.4%)
Other Securities		1,040,815	0.5%
SINGAPORE — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		2,049,974	0.9%
SOUTH AFRICA — (1.3%)
COMMON STOCKS — (1.3%)
Other Securities		3,280,854	1.4%
SOUTH KOREA — (2.4%)
COMMON STOCKS — (2.4%)
Samsung Electronics Co., Ltd.	1,174	494,963	0.2%
Other Securities		5,678,359	2.5%
TOTAL — SOUTH KOREA		6,173,322	2.7%
SPAIN — (2.6%)
COMMON STOCKS — (2.6%)
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	57,320	664,912	0.3%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Banco Santander SA Sponsored ADR	136,720	$1,468,373	0.7%
Other Securities		4,598,926	2.0%
TOTAL — SPAIN		6,732,211	3.0%
SWEDEN — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		3,486,442	1.5%
SWITZERLAND — (5.4%)
COMMON STOCKS — (5.4%)
Credit Suisse Group AG Sponsored ADR	25,100	938,740	0.4%
Holcim, Ltd.	13,487	766,051	0.4%
Nestle SA	18,357	713,849	0.3%
Novartis AG ADR	31,390	1,600,576	0.7%
Roche Holding AG Genusschein	9,111	1,393,317	0.6%
Swiss Re	20,457	853,132	0.4%
Syngenta AG ADR	24,400	912,072	0.4%
Zurich Financial SVCS AG	4,733	960,220	0.4%
Other Securities		5,767,474	2.5%
TOTAL — SWITZERLAND		13,905,431	6.1%
TAIWAN — (1.7%)
COMMON STOCKS — (1.7%)
Other Securities		4,257,972	1.9%
THAILAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		437,983	0.2%
TURKEY — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		610,457	0.3%
UNITED KINGDOM — (14.2%)
COMMON STOCKS — (14.2%)
Anglo American P.L.C.	19,719	494,774	0.2%
Aviva P.L.C.	86,584	516,474	0.2%
BP P.L.C. Sponsored ADR	69,320	3,445,204	1.5%
# HSBC Holdings P.L.C. Sponsored ADR	41,700	2,460,300	1.1%
Legal and General Group P.L.C.	419,828	482,840	0.2%
Pearson P.L.C. Sponsored ADR	59,132	598,416	0.3%
Royal Dutch Shell P.L.C. ADR	66,499	3,676,730	1.6%
SABmiller P.L.C.	27,479	436,470	0.2%
Standard Chartered P.L.C.	46,344	765,928	0.3%
Vodafone Group P.L.C. Sponsored ADR	115,900	2,233,393	1.0%
Xstrata P.L.C.	25,820	441,633	0.2%
Other Securities		20,977,885	9.2%
TOTAL — UNITED KINGDOM		36,530,047	16.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (4.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $14,505,000 FNMA 4.50%, 10/01/35, valued at $10,905,825) to be repurchased at $10,741,841	$10,741	10,741,000	4.7%
	Shares
SECURITIES LENDING COLLATERAL — (10.5%)
§ @ DFA Short Term Investment Fund LP	17,302,533	17,302,533	7.6%

T.A. WORLD EX U.S. CORE EQUITY PORTFOLIO

CONTINUED

	Face Amount	Value†	Percentage of Net Assets**
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $10,204,997 FHLMC, rates ranging from 5.000% to 7.000%, maturities ranging from 05/01/37 to 08/01/37 & FNMA rates ranging from 5.580%(r) to 6.080%(r), maturities ranging from 07/01/16 to 06/01/18, valued at $9,876,876) to be repurchased at $9,683,414	$9,683	$9,683,212	4.2%
TOTAL SECURITIES LENDING COLLATERAL		26,985,745	11.8%
TOTAL INVESTMENTS — (100.0%) (Cost $345,360,419)		$257,652,815	112.8%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
October 31, 2008

INTERNATIONAL SMALL COMPANY PORTFOLIO

		Value†
AFFILIATED INVESTMENT COMPANIES — (99.7%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company		$1,013,296,693
Investment in The Japanese Small Company Series of The DFA Investment Trust Company		926,342,271
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company		527,886,882
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company		376,154,223
Investment in The Canadian Small Company Series of The DFA Investment Trust Company		232,873,073
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $4,383,237,585)		3,076,553,142
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $15,175,000 FNMA 6.50%, 11/01/36, valued at $10,185,423) to be repurchased at $10,033,786 (Cost $10,033,000)	$10,033	10,033,000
TOTAL INVESTMENTS — (100.0%) (Cost $4,393,270,585)		$3,086,586,142

JAPANESE SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Japanese Small Company Series of The DFA Investment Trust Company	$133,439,370
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $257,466,439)	$133,439,370

ASIA PACIFIC SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Asia Pacific Small Company Series of The DFA Investment Trust Company	$64,067,407
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $108,804,262)	$64,067,407

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
October 31, 2008

UNITED KINGDOM SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The United Kingdom Small Company Series of The DFA Investment Trust Company	$25,891,380
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $38,132,428)	$25,891,380

CONTINENTAL SMALL COMPANY PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Continental Small Company Series of The DFA Investment Trust Company	$94,026,779
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $133,728,859)	$94,026,779

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (16.7%)
COMMON STOCKS — (16.6%)
# CFS Retail Property Trust	7,364,831	$9,906,670	2.5%
# Commonwealth Property Office Fund	7,178,199	6,343,056	1.6%
Dexus Property Group	13,075,135	6,515,902	1.7%
# Goodman Group	7,261,426	4,581,400	1.2%
# GPT Group	11,153,642	5,581,733	1.4%
# ING Office Fund	5,625,492	4,124,894	1.1%
# Stockland Trust Group	5,647,688	15,187,074	3.9%
Westfield Group Stapled	1,920,573	21,212,203	5.4%
Other Securities		10,698,060	2.6%
TOTAL COMMON STOCKS		84,150,992	21.4%
RIGHTS/WARRANTS — (0.1%)
Other Securities		505,691	0.1%
Total — Australia		84,656,683	21.5%
BELGIUM — (1.5%)
COMMON STOCKS — (1.5%)
# Befimmo S.C.A.	32,146	2,413,524	0.6%
Cofinimmo SA	25,700	3,202,471	0.8%
Other Securities		1,976,198	0.5%
TOTAL — BELGIUM		7,592,193	1.9%
CANADA — (4.3%)
COMMON STOCKS — (4.3%)
Boardwalk REIT	87,766	1,885,953	0.5%
# Canadian REIT	103,500	2,228,346	0.6%
# RioCan REIT	381,018	5,313,957	1.3%
Other Securities		12,125,604	3.1%
TOTAL — CANADA		21,553,860	5.5%
FRANCE — (10.0%)
COMMON STOCKS — (10.0%)
# Fonciere des Regions	66,071	4,369,035	1.1%
* ICADE	87,009	5,200,857	1.3%
Klepierre SA	365,804	8,425,865	2.1%
# Mercialys	97,412	3,172,462	0.8%
Societe Immobiliere de Location pour l'Industrie et le Commerce	60,852	5,424,481	1.4%
# Unibail-Rodamco	129,358	19,401,738	4.9%
Other Securities		4,451,087	1.2%
TOTAL — FRANCE		50,445,525	12.8%
GERMANY — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		511,634	0.1%
GREECE — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		227,087	0.1%
HONG KONG — (2.7%)
COMMON STOCKS — (2.7%)
The Link REIT	6,400,165	11,443,596	2.9%
Other Securities		2,268,162	0.6%
TOTAL — HONG KONG		13,711,758	3.5%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
ITALY — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		$497,941	0.1%
JAPAN — (14.7%)
COMMON STOCKS — (14.7%)
Frontier Real Estate Investment Corp.	484	2,648,561	0.7%
# Global One Real Estate Investment Co.	319	2,580,221	0.7%
# Japan Logistics Fund, Inc.	462	2,920,583	0.7%
# Japan Prime Realty Investment Corp.	1,875	3,331,005	0.8%
Japan Real Estate Investment Corp.	1,358	12,025,225	3.1%
Japan Retail Fund Investment	1,355	4,893,715	1.2%
# MORI TRUST Sogo REIT, Inc.	354	2,769,751	0.7%
Nippon Building Fund, Inc.	1,672	16,066,232	4.1%
Nomura Real Estate Office Fund, Inc.	894	5,082,586	1.3%
ORIX JREIT, Inc.	733	3,360,201	0.9%
TOKYU REIT, Inc.	467	2,690,753	0.7%
Other Securities		16,186,296	4.0%
TOTAL — JAPAN		74,555,129	18.9%
NETHERLANDS — (4.2%)
COMMON STOCKS — (4.2%)
# Corio NV	144,323	7,712,591	2.0%
# Eurocommercial Properties NV	70,694	2,341,013	0.6%
# Nieuwe Steen Investments NV	109,669	1,914,617	0.5%
VastNed Retail NV	49,511	2,532,978	0.6%
# Wereldhave NV	71,538	5,945,914	1.5%
Other Securities		688,381	0.2%
TOTAL — NETHERLANDS		21,135,494	5.4%
NEW ZEALAND — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		4,005,784	1.0%
SINGAPORE — (3.4%)
COMMON STOCKS — (3.4%)
Ascendas REIT	3,069,000	3,415,111	0.9%
# Capitacommercial Trust	2,992,000	2,055,438	0.5%
# CapitaMall Trust	3,666,000	4,861,512	1.2%
# Suntec REIT	3,996,000	1,912,816	0.5%
Other Securities		4,839,238	1.2%
TOTAL — SINGAPORE		17,084,115	4.3%
SOUTH AFRICA — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		4,188,948	1.1%
TAIWAN — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		1,780,200	0.4%

DFA INTERNATIONAL REAL ESTATE SECURITIES PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (16.3%)
COMMON STOCKS — (16.3%)
# British Land Co. P.L.C.	1,625,177	$16,205,586	4.1%
# Brixton P.L.C.	1,259,022	3,386,515	0.9%
Derwent London P.L.C.	487,068	5,704,786	1.4%
# Great Portland Estates P.L.C.	607,438	2,704,977	0.7%
Hammerson P.L.C.	892,614	10,287,830	2.6%
Land Securities Group P.L.C.	952,578	16,908,947	4.3%
# Liberty International P.L.C.	931,695	10,366,618	2.6%
Segro P.L.C	1,435,663	6,481,362	1.6%
# Shaftesbury P.L.C.	798,081	4,292,786	1.1%
Workspace Group P.L.C.	1,167,408	1,879,159	0.5%
Other Securities		4,089,285	1.1%
TOTAL — UNITED KINGDOM		82,307,851	20.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (3.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $21,075,000 FHLMC 6.04%(r), 11/01/36, valued at $16,196,322) to be repurchased at $15,955,250	$15,954	15,954,000	4.0%
	Shares
SECURITIES LENDING COLLATERAL — (20.9%)
§@ DFA Short Term Investment Fund LP	105,065,461	105,065,461	26.6%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $836,357 GNMA 7.000%, 10/15/37, valued at $710,583) to be repurchased at $696,665	$697	696,650	0.2%
TOTAL SECURITIES LENDING COLLATERAL		105,762,111	26.8%
TOTAL INVESTMENTS — (100.0%) (Cost $895,393,423)		$505,970,313	128.3%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULE OF INVESTMENTS
October 31, 2008

DFA GLOBAL REAL ESTATE SECURITIES PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (98.1%)
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	3,310,442	$53,496,743
Investment in DFA International Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	8,527,697	35,645,773
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $123,810,257)		89,142,516
TEMPORARY CASH INVESTMENTS — (1.9%)
BlackRock Liquidity Funds Tempcash Portfolio Institutional Shares	1,304,825	1,304,825
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $515,000 FNMA 5.058%(r), 01/01/36, valued at $424,023) to be repurchased at $416,033	$416	416,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $1,720,825)		1,720,825
TOTAL INVESTMENTS — (100.0%) (Cost $125,531,082)		$90,863,341

See accompanying Notes to Financial Statements.

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (6.4%)
COMMON STOCKS — (6.4%)
# ABB Grain, Ltd.	3,459,149	$18,900,326	0.4%
Adelaide Brighton, Ltd.	10,413,560	15,840,859	0.3%
# Bendigo Bank, Ltd.	1,955,248	17,248,687	0.4%
# Centennial Coal Co., Ltd.	8,324,154	19,574,833	0.4%
# Futuris Corp., Ltd.	20,327,287	15,862,354	0.3%
#* Iluka Resources, Ltd.	7,300,377	17,652,841	0.4%
Other Securities		246,528,858	5.1%
TOTAL COMMON STOCKS		351,608,758	7.3%
PREFERRED STOCKS — (0.0%)
Other Securities		733,871	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		16,851	0.0%
TOTAL — AUSTRALIA		352,359,480	7.3%
AUSTRIA — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		32,159,265	0.7%
BELGIUM — (1.4%)
COMMON STOCKS — (1.4%)
Tessenderlo Chemie NV	466,977	18,473,203	0.4%
Other Securities		57,841,952	1.2%
TOTAL COMMON STOCKS		76,315,155	1.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		119	0.0%
TOTAL — BELGIUM		76,315,274	1.6%
CANADA — (6.6%)
COMMON STOCKS — (6.6%)
#* Celestica, Inc.	3,826,647	18,509,377	0.4%
# Dorel Industries, Inc. Class B	842,000	18,512,404	0.4%
IAMGOLD Corp.	5,817,473	19,306,307	0.4%
# Laurentian Bank of Canada	699,800	23,735,024	0.5%
#* MDS, Inc.	2,377,727	24,836,624	0.5%
* Saskatchewan Wheat Pool, Inc.	2,453,600	15,572,920	0.3%
* Sino-Forest Corp.	2,670,606	24,993,309	0.5%
Other Securities		217,567,111	4.6%
TOTAL COMMON STOCKS		363,033,076	7.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		94,042	0.0%
TOTAL — CANADA		363,127,118	7.6%
DENMARK — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		29,405,124	0.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
FINLAND — (1.7%)
COMMON STOCKS — (1.7%)
Pohjola Bank P.L.C.	1,697,460	$22,838,591	0.5%
Rautaruukki Oyj Series K	1,108,900	18,097,353	0.4%
Other Securities		55,566,570	1.1%
TOTAL — FINLAND		96,502,514	2.0%
FRANCE — (5.0%)
COMMON STOCKS — (5.0%)
Arkema	886,609	20,292,990	0.4%
Atos Origin SA	770,786	17,898,781	0.4%
Havas SA	8,111,619	16,185,139	0.3%
Nexans SA	593,945	33,878,598	0.7%
# Valeo SA	1,231,192	21,446,258	0.5%
Other Securities		166,817,762	3.5%
TOTAL COMMON STOCKS		276,519,528	5.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		10,323	0.0%
TOTAL — FRANCE		276,529,851	5.8%
GERMANY — (4.2%)
COMMON STOCKS — (4.2%)
Bilfinger Berger AG	765,357	34,624,746	0.7%
# Norddeutsche Affinerie AG	1,148,031	36,759,501	0.8%
Other Securities		163,967,124	3.4%
TOTAL — GERMANY		235,351,371	4.9%
GREECE — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		37,945,742	0.8%
HONG KONG — (1.7%)
COMMON STOCKS — (1.7%)
Other Securities		93,544,387	1.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		125,641	0.0%
TOTAL — HONG KONG		93,670,028	1.9%
IRELAND — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		35,843,627	0.7%
ITALY — (2.0%)
COMMON STOCKS — (2.0%)
Other Securities		111,372,860	2.3%
RIGHTS/WARRANTS — (0.0%)
Other Securities		53,628	0.0%
TOTAL — ITALY		111,426,488	2.3%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
JAPAN — (28.5%)
COMMON STOCKS — (28.5%)
# Fukuyama Transporting Co., Ltd.	3,858,000	$16,390,383	0.4%
# Nishimatsu Construction Co., Ltd.	8,152,073	16,773,450	0.4%
The Akita Bank, Ltd.	3,688,000	15,332,981	0.3%
# The Bank of Iwate, Ltd.	306,100	19,024,720	0.4%
The Oita Bank, Ltd.	2,581,000	16,020,518	0.3%
Tochigi Bank, Ltd.	2,756,000	16,977,990	0.4%
Yamagata Bank, Ltd.	2,542,000	15,279,704	0.3%
Yodogawa Steel Works, Ltd.	3,670,000	15,299,877	0.3%
Other Securities		1,451,081,495	30.2%
TOTAL — JAPAN		1,582,181,118	33.0%
MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,861	0.0%
NETHERLANDS — (1.5%)
COMMON STOCKS — (1.5%)
# Nutreco Holding NV	796,046	25,380,852	0.5%
Other Securities		59,743,258	1.3%
TOTAL — NETHERLANDS		85,124,110	1.8%
NEW ZEALAND — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		16,280,792	0.3%
NORWAY — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		51,234,535	1.1%
PORTUGAL — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		7,866,555	0.2%
SINGAPORE — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		56,959,045	1.2%
SPAIN — (1.3%)
COMMON STOCKS — (1.3%)
Ebro Puleva SA	1,492,857	19,410,492	0.4%
Other Securities		51,246,716	1.1%
TOTAL — SPAIN		70,657,208	1.5%
SWEDEN — (1.4%)
COMMON STOCKS — (1.4%)
Other Securities		79,331,557	1.6%
SWITZERLAND — (4.9%)
COMMON STOCKS — (4.9%)
Baloise-Holding AG	316,202	16,905,585	0.4%
# Clariant AG	3,311,053	20,541,277	0.4%
# PSP Swiss Property AG	588,827	25,475,734	0.5%
# Valiant Holding AG	91,408	15,749,650	0.3%
Other Securities		191,863,986	4.0%
TOTAL — SWITZERLAND		270,536,232	5.6%

DFA INTERNATIONAL SMALL CAP VALUE PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
UNITED KINGDOM — (12.1%)
COMMON STOCKS — (12.1%)
Amlin P.L.C.	9,708,370	$49,712,470	1.0%
# Bellway P.L.C.	3,481,205	30,327,447	0.6%
Bodycote P.L.C.	10,063,146	20,143,033	0.4%
# Bovis Homes Group P.L.C.	4,184,856	22,875,171	0.5%
Brit Insurance Holdings P.L.C.	11,179,422	32,878,013	0.7%
Catlin Group, Ltd.	5,850,701	32,694,578	0.7%
Close Brothers Group P.L.C.	1,903,664	16,564,440	0.4%
Greene King P.L.C.	3,287,988	16,979,635	0.4%
Hiscox, Ltd.	10,621,831	42,088,960	0.9%
Millennium and Copthorne Hotels P.L.C.	4,451,429	15,172,030	0.3%
# Redrow P.L.C.	5,051,879	16,896,263	0.4%
Signet Group, Ltd.	1,714,191	16,791,841	0.4%
Tomkins P.L.C.	13,525,823	24,826,600	0.5%
Other Securities		334,245,161	6.8%
TOTAL — UNITED KINGDOM		672,195,642	14.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $65,225,000 FHLMC 6.50%, 08/01/37, valued at $56,734,250) to be repurchased at $55,897,378	$55,893	55,893,000	1.2%
	Shares
SECURITIES LENDING COLLATERAL — (15.5%)
§ @ DFA Short Term Investment Fund LP	856,409,702	856,409,702	17.8%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities, 0.25%, 11/03/08, (Collateralized by $4,824,647 FNMA 5.000%, 03/01/38, valued at $4,464,254) to be repurchased at $4,376,811	$4,377	4,376,720	0.1%
TOTAL SECURITIES LENDING COLLATERAL		860,786,422	17.9%
TOTAL INVESTMENTS — (100.0%) (Cost $8,099,711,332)		$5,549,689,959	115.6%

See accompanying Notes to Financial Statements.

INTERNATIONAL VECTOR EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.5%)
COMMON STOCKS — (4.5%)
Other Securities		$3,290,385	4.9%
AUSTRIA — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		421,411	0.6%
BELGIUM — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		714,318	1.1%
CANADA — (7.3%)
COMMON STOCKS — (7.3%)
# Bank of Montreal	5,900	210,585	0.3%
Petro-Canada	6,000	150,037	0.2%
Sun Life Financial, Inc.	10,600	249,324	0.4%
Other Securities		4,673,880	7.0%
TOTAL — CANADA		5,283,826	7.9%
DENMARK — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		516,387	0.8%
FINLAND — (2.0%)
COMMON STOCKS — (2.0%)
Stora Enso Oyj Series R	22,412	208,419	0.3%
UPM-Kymmene Oyj	20,032	283,259	0.4%
Other Securities		985,280	1.5%
TOTAL — FINLAND		1,476,958	2.2%
FRANCE — (5.9%)
COMMON STOCKS — (5.9%)
# BNP Paribas SA	3,174	229,167	0.4%
Capgemini SA	5,104	164,450	0.3%
# Compagnie de Saint-Gobain	3,471	133,935	0.2%
Lafarge SA	2,289	151,320	0.2%
# Societe Generale Paris	2,527	137,734	0.2%
Total SA Sponsored ADR	3,100	171,864	0.3%
Vivendi SA	5,001	130,722	0.2%
Other Securities		3,183,827	4.7%
TOTAL — FRANCE		4,303,019	6.5%
GERMANY — (5.5%)
COMMON STOCKS — (5.5%)
Bayerische Motoren Werke AG	6,217	157,654	0.2%
E.ON AG	7,938	303,794	0.5%
* Infineon Technologies AG ADR	61,232	191,656	0.3%
Siemens AG Sponsored ADR	2,800	168,420	0.3%
Other Securities		3,153,833	4.7%
TOTAL — GERMANY		3,975,357	6.0%
GREECE — (1.5%)
COMMON STOCKS — (1.5%)
Alpha Bank A.E.	12,756	186,237	0.3%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Piraeus Bank S.A.	10,797	$136,967	0.2%
Other Securities		764,207	1.1%
TOTAL — GREECE		1,087,411	1.6%
HONG KONG — (1.3%)
COMMON STOCKS — (1.3%)
Other Securities		912,216	1.4%
IRELAND — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		421,582	0.6%
ITALY — (3.2%)
COMMON STOCKS — (3.2%)
Banco Popolare Scarl	21,525	268,523	0.4%
Telecom Italia SpA Sponsored ADR	17,560	200,184	0.3%
Unione di Banche Italiane ScpA	7,655	129,141	0.2%
Other Securities		1,690,907	2.5%
TOTAL — ITALY		2,288,755	3.4%
JAPAN — (21.3%)
COMMON STOCKS — (21.3%)
Honda Motor Co., Ltd. Sponsored ADR	5,400	133,758	0.2%
Toyota Motor Corp. Sponsored ADR	2,500	190,225	0.3%
Other Securities		15,080,093	22.6%
TOTAL — JAPAN		15,404,076	23.1%
NETHERLANDS — (2.1%)
COMMON STOCKS — (2.1%)
Koninklijke DSM NV	4,860	135,343	0.2%
Other Securities		1,398,865	2.1%
TOTAL — NETHERLANDS		1,534,208	2.3%
NEW ZEALAND — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		161,539	0.2%
NORWAY — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		527,836	0.8%
PORTUGAL — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		358,261	0.5%
SINGAPORE — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		656,478	1.0%
SPAIN — (2.9%)
COMMON STOCKS — (2.9%)
Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	10,892	126,347	0.2%
# Banco Santander SA Sponsored ADR	29,720	319,193	0.5%
Other Securities		1,624,979	2.4%
TOTAL — SPAIN		2,070,519	3.1%

INTERNATIONAL VECTOR EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SWEDEN — (1.5%)
COMMON STOCKS — (1.5%)
Other Securities		$1,109,505	1.7%
SWITZERLAND — (6.5%)
COMMON STOCKS — (6.5%)
# Adecco SA	3,737	129,999	0.2%
* Compagnie Financiere Richemont SA Series A	6,448	135,554	0.2%
Credit Suisse Group AG Sponsored ADR	9,496	355,150	0.5%
Holcim, Ltd.	6,399	363,458	0.6%
Nestle SA	3,632	141,238	0.2%
Novartis AG ADR	4,500	229,455	0.4%
Roche Holding AG Genusschein	1,233	188,559	0.3%
Swatch Group AG	848	132,325	0.2%
Swiss Re	3,169	132,159	0.2%
Zurich Financial SVCS AG	2,043	414,479	0.6%
Other Securities		2,437,265	3.6%
TOTAL — SWITZERLAND		4,659,641	7.0%
UNITED KINGDOM — (15.5%)
COMMON STOCKS — (15.5%)
Aviva P.L.C.	31,530	188,077	0.3%
Barclays P.L.C.	45,647	130,851	0.2%
BP P.L.C. Sponsored ADR	11,884	590,635	0.9%
HSBC Holdings P.L.C. Sponsored ADR	9,436	556,724	0.8%
International Power P.L.C.	51,369	183,773	0.3%
Kingfisher P.L.C.	80,758	149,059	0.2%
Legal and General Group P.L.C.	197,426	227,058	0.3%
Royal Dutch Shell P.L.C. ADR	14,348	793,301	1.2%
RSA Insurance Group P.L.C.	79,072	175,843	0.3%
SABmiller P.L.C.	11,345	180,201	0.3%
Sainsbury (J.) P.L.C.	35,804	163,559	0.3%
Standard Chartered P.L.C.	21,476	354,934	0.5%
Vodafone Group P.L.C. Sponsored ADR	31,000	597,370	0.9%
Xstrata P.L.C.	10,486	179,356	0.3%
Other Securities		6,772,673	10.0%
TOTAL — UNITED KINGDOM		11,243,414	16.8%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (7.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $7,325,000 FHLMC 5.50%, 09/15/32, valued at $5,204,672) to be repurchased at $5,127,402	$5,127	5,127,000	7.7%
	Shares
SECURITIES LENDING COLLATERAL — (6.7%)
§ @ DFA Short Term Investment Fund LP	2,860,330	2,860,330	4.3%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.18%, 11/03/08 (Collateralized by $2,073,846 FNMA 5.125%, 04/15/11, valued at $2,113,951) to be repurchased at $2,032,089	$2,032	2,032,059	3.0%
TOTAL SECURITIES LENDING COLLATERAL		4,892,389	7.3%
TOTAL INVESTMENTS — (100.0%) (Cost $89,320,612)		$72,436,491	108.5%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS
October 31, 2008

EMERGING MARKETS PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Series of The DFA Investment Trust Company	$1,508,865,682
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $1,146,106,855)	$1,508,865,682

EMERGING MARKETS SMALL CAP PORTFOLIO

Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The Emerging Markets Small Cap Series of The DFA Investment Trust Company	$547,573,803
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $790,237,740)	$547,573,803

See accompanying Notes to Financial Statements.

EMERGING MARKETS CORE EQUITY PORTFOLIO

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
BRAZIL — (11.2%)
COMMON STOCKS — (4.5%)
Companhia Siderurgica Nacional SA Sponsored ADR	445,284	$6,055,862	0.5%
Companhia Vale do Rio Doce ADR	560,690	7,356,253	0.6%
Petroleo Brasileiro SA ADR (71654V101)	419,036	9,248,124	0.8%
Petroleo Brasileiro SA ADR (71654V408)	304,110	8,177,518	0.7%
Other Securities		30,670,565	2.7%
TOTAL COMMON STOCKS		61,508,322	5.3%
PREFERRED STOCKS — (6.7%)
Banco Bradesco SA Sponsored ADR	809,450	9,470,565	0.8%
Banco Itau Holding Financeira SA ADR	557,000	6,160,420	0.5%
Companhia Vale do Rio Doce Sponsored ADR	486,200	5,693,402	0.5%
Gerdau SA Sponsored ADR	678,100	4,346,621	0.4%
Investimentos Itau SA	1,852,047	6,154,968	0.5%
Unibanco-Uniao de Bancos Brasileiros SA ADR	163,766	10,330,359	0.9%
Usinas Siderurgicas de Minas Gerais SA Series A	330,300	4,268,821	0.4%
Other Securities		46,172,990	4.0%
TOTAL PREFERRED STOCKS		92,598,146	8.0%
TOTAL — BRAZIL		154,106,468	13.3%
CHILE — (2.1%)
COMMON STOCKS — (2.1%)
Other Securities		29,381,915	2.5%
CHINA — (11.8%)
COMMON STOCKS — (11.8%)
# Bank of China, Ltd.	13,954,000	4,074,412	0.4%
# China Construction Bank Corp.	16,423,000	8,147,109	0.7%
# China Life Insurance Co., Ltd. ADR	159,456	6,317,647	0.6%
China Mobile, Ltd. Sponsored ADR	318,041	13,958,819	1.2%
# China Petroleum and Chemical Corp. (Sinopec) ADR	88,600	5,761,658	0.5%
# China Telecom Corp., Ltd. ADR	178,921	6,306,965	0.6%
# China Unicom Hong Kong, Ltd. ADR	497,782	7,173,039	0.6%
CNOOC, Ltd. ADR	195,076	15,935,758	1.4%
# Industrial and Commercial Bank of China (Asia), Ltd.	21,941,000	10,323,691	0.9%
PetroChina Co., Ltd. ADR	255,073	19,023,344	1.7%
Other Securities		64,692,777	5.4%
TOTAL COMMON STOCKS		161,715,219	14.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		18	0.0%
TOTAL — CHINA		161,715,237	14.0%
CZECH REPUBLIC — (1.0%)
COMMON STOCKS — (1.0%)
CEZ A.S.	119,417	5,222,839	0.4%
Other Securities		8,416,690	0.8%
TOTAL — CZECH REPUBLIC		13,639,529	1.2%
HUNGARY — (0.7%)
COMMON STOCKS — (0.7%)
# MOL Hungarian Oil & Gas NYRT	67,986	3,678,169	0.3%
Other Securities		5,347,108	0.5%
TOTAL — HUNGARY		9,025,277	0.8%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDIA — (8.3%)
COMMON STOCKS — (8.3%)
ICICI Bank, Ltd. Sponsored ADR	265,553	$4,538,301	0.4%
Infosys Technologies, Ltd.	216,263	6,253,677	0.6%
Reliance Communications, Ltd.	858,243	3,927,113	0.4%
Reliance Industries, Ltd.	492,942	13,925,905	1.2%
Other Securities		85,205,141	7.3%
TOTAL COMMON STOCKS		113,850,137	9.9%
PREFERRED STOCKS — (0.0%)
Other Securities		4,864	0.0%
TOTAL — INDIA		113,855,001	9.9%
INDONESIA — (1.8%)
COMMON STOCKS — (1.8%)
Other Securities		24,765,120	2.1%
ISRAEL — (2.9%)
COMMON STOCKS — (2.9%)
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	365,580	15,676,070	1.4%
Other Securities		24,110,482	2.0%
TOTAL — ISRAEL		39,786,552	3.4%
MALAYSIA — (3.7%)
COMMON STOCKS — (3.7%)
Other Securities		51,107,676	4.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		13,758	0.0%
TOTAL — MALAYSIA		51,121,434	4.4%
MEXICO — (5.6%)
COMMON STOCKS — (5.6%)
America Movil S.A.B. de C.V. Series L ADR	345,275	10,682,809	0.9%
Cemex S.A.B. de C.V. Sponsored ADR	691,959	5,231,210	0.5%
Fomento Economico Mexicano S.A.B. de C.V. Sponsored ADR	255,840	6,470,194	0.6%
# Grupo Elektra S.A. de C.V.	173,466	4,691,232	0.4%
Grupo Televisa S.A. de C.V. Sponsored ADR	281,120	4,964,579	0.4%
*# Organizacion Soriana S.A.B. de C.V. Series B	1,753,000	3,524,392	0.3%
# Telefonos de Mexico S.A.B. de C.V. Sponsored ADR	223,825	4,010,944	0.3%
# Wal-Mart de Mexico S.A.B. de C.V. Series V	1,491,439	3,998,807	0.3%
Other Securities		32,655,405	2.9%
TOTAL — MEXICO		76,229,572	6.6%
PHILIPPINES — (0.6%)
COMMON STOCKS — (0.6%)
Other Securities		8,306,988	0.7%
POLAND — (2.2%)
COMMON STOCKS — (2.2%)
Bank Pekao SA	97,129	4,417,546	0.4%
Polski Koncern Naftowy Orlen SA	443,752	4,524,939	0.4%
Telekomunikacja Polska SA	474,790	3,587,594	0.3%
Other Securities		18,294,860	1.6%
TOTAL — POLAND		30,824,939	2.7%
SINGAPORE — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		30,724	0.0%

EMERGING MARKETS CORE EQUITY PORTFOLIO

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SOUTH AFRICA — (8.3%)
COMMON STOCKS — (8.3%)
# ABSA Group, Ltd.	340,644	$3,563,965	0.3%
MTN Group, Ltd.	607,384	6,820,384	0.6%
Naspers, Ltd. Series N	304,267	5,065,523	0.4%
Sanlam, Ltd.	2,765,031	4,537,679	0.4%
Sasol, Ltd. Sponsored ADR	346,200	10,015,566	0.9%
Standard Bank Group, Ltd.	887,882	7,050,040	0.6%
Other Securities		77,418,553	6.7%
TOTAL — SOUTH AFRICA		114,471,710	9.9%
SOUTH KOREA — (9.3%)
COMMON STOCKS — (9.3%)
# POSCO ADR	81,540	5,478,673	0.5%
Samsung Electronics Co., Ltd.	38,414	16,195,483	1.4%
Other Securities		105,217,713	9.1%
TOTAL — SOUTH KOREA		126,891,869	11.0%
TAIWAN — (9.7%)
COMMON STOCKS — (9.7%)
AU Optronics Corp. Sponsored ADR	647,118	4,465,113	0.4%
Formosa Chemicals & Fiber Co., Ltd.	2,276,830	3,680,731	0.3%
Taiwan Semiconductor Manufacturing Co., Ltd.	5,033,477	7,323,992	0.7%
Other Securities		117,157,356	10.1%
TOTAL — TAIWAN		132,627,192	11.5%
THAILAND — (1.6%)
COMMON STOCKS — (1.6%)
Other Securities		21,709,671	1.9%
RIGHTS/WARRANTS — (0.0%)
Other Securities		16,299	0.0%
TOTAL — THAILAND		21,725,970	1.9%
TURKEY — (1.7%)
COMMON STOCKS — (1.7%)
Other Securities		22,693,417	2.0%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (3.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $49,865,000 FNMA 6.00%, 03/01/37, valued at $42,858,267) to be repurchased at $42,224,307	$42,221	42,221,000	3.7%
	Shares
SECURITIES LENDING COLLATERAL — (14.4%)
§@ DFA Short Term Investment Fund LP	195,457,469	195,457,469	16.9%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $2,665,959 FHLMC 5.500%, 09/01/38, valued at $2,607,977) to be repurchased at $2,556,893	$2,557	2,556,840	0.2%
TOTAL SECURITIES LENDING COLLATERAL		198,014,309	17.1%
TOTAL INVESTMENTS — (100.0%) (Cost $1,903,771,272)		$1,371,434,223	118.7%

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

SCHEDULES OF INVESTMENTS

October 31, 2008

DFA ONE-YEAR FIXED INCOME PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA One-Year Fixed Income Series of The DFA Investment Trust Company	320,437,336	$3,194,749,812
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $3,188,446,253)		$3,194,749,812

DFA TWO-YEAR GLOBAL FIXED INCOME PORTFOLIO

	Shares	Value†
AFFILIATED INVESTMENT COMPANY — (100.0%)
Investment in The DFA Two-Year Global Fixed Income Series of The DFA Investment Trust Company	302,256,100	$3,125,328,074
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANY (Cost $3,038,123,715)		$3,125,328,074

See accompanying Notes to Financial Statements.

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount^	Value†
	(000)
AUSTRALIA — (6.2%)
BONDS — (6.2%)
Australia & New Zealand Banking Group, Ltd. 5.750%, 11/10/08	5,146	$3,419,403
National Australia Bank, Ltd. (c) 4.750%, 11/28/08	450	373,463
(g) 4.250%, 12/30/08	215	344,875
National Australia Bank, Ltd. Floating Rate Note (r)(e) 4.917%, 07/27/09	2,500	3,132,614
Toyota Finance Australia 5.260%, 12/19/08	4,800	3,186,655
Westpac Banking Corp. Floating Rate Note (r)(e) 5.011%, 12/22/09	1,750	2,191,052
TOTAL — AUSTRALIA		12,648,062
AUSTRIA — (0.9%)
BONDS — (0.9%)
Oesterreichischen Kontrollbank AG (g) 6.000%, 06/15/09	1,060	1,732,382
CANADA — (2.3%)
BONDS — (2.3%)
Canadian Government (e) 4.500%, 04/28/09	3,218	4,100,874
Export Development Canada (z) 6.500%, 02/23/09	1,000	581,227
TOTAL — CANADA		4,682,101
DENMARK — (2.3%)
BONDS — (2.3%)
Denmark, Kingdom of 6.000%, 11/15/09	2,600	450,711
Kommunekredit 5.500%, 08/13/09	24,700	4,225,278
TOTAL — DENMARK		4,675,989
FRANCE — (4.0%)
BONDS — (4.0%)
BNP Paribas Finance, Inc. Floating Rate Note (r) 5.463%, 04/14/10	3,850	4,878,963
Caisse D'Amortissement de la Dette Sociale (z) 7.000%, 01/30/09	5,692	3,313,923
TOTAL — FRANCE		8,192,886

	Face Amount^	Value†
	(000)
GERMANY — (7.0%)
BONDS — (7.0%)
Deutsche Bank AG (n) 4.500%, 05/15/09	20,600	$3,022,422
Kreditanstalt fuer Wiederaufbau (s) 3.750%, 01/28/09	22,000	2,824,752
(t) 6.125%, 02/05/09	1,200	798,518
(z) 6.000%, 07/15/09	3,300	1,914,931
Landwirtschaftliche Rentenbank (z) 5.700%, 03/26/09	2,987	1,731,929
3.375%, 09/22/09	2,300	2,912,888
L-Bank Landeskreditbank Baden-Wuerttemberg Foerderbank (c) 4.500%, 01/26/09	800	665,562
Norddeutsche Landesbank Girozentrale AG (j) 0.450%, 01/19/09	32,000	324,482
TOTAL — GERMANY		14,195,484
IRELAND — (2.7%)
BONDS — (2.7%)
General Electric Capital Corp. Floating Rate Note (g)(r) 6.228%, 02/01/10	3,600	5,537,280
JAPAN — (1.0%)
BONDS — (1.0%)
Toyota Motor Credit Corp. (g) 4.000%, 12/11/08	1,220	1,959,484
NETHERLANDS — (5.7%)
BONDS — (5.7%)
Bank Nederlandse Gemeenten (g) 4.625%, 12/07/08	255	410,577
(z) 5.250%, 06/17/09	4,272	2,465,525
Nederlandse Waterschapsbank N.V. (g) 4.625%, 12/30/08	1,962	3,160,671
Rabobank Nederland (s) 2.250%, 05/08/09	11,100	1,410,410
3.750%, 09/15/09	3,310	4,179,293
TOTAL — NETHERLANDS		11,626,476
NORWAY — (3.1%)
BONDS — (3.1%)
Eksportfinans (z) 6.700%, 02/19/09	2,600	1,512,607
Kommunalbanken (z) 6.700%, 03/16/09	3,400	1,977,803
(t) 5.350%, 06/15/09	2,635	1,752,139
5.000%, 07/14/09	7,000	1,036,183
TOTAL — NORWAY		6,278,732

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount^	Value†
	(000)
SPAIN — (1.4%)
BONDS — (1.4%)
Santander International Debt SA Floating Rate Note (r) 5.008%, 10/21/09	2,200	$2,748,162
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (4.0%)
BONDS — (4.0%)
European Investment Bank (g) 6.250%, 12/07/08	800	1,290,005
(s) 4.000%, 04/15/09	6,000	769,760
Nordic Investment Bank (g) 5.750%, 11/06/08	710	1,142,689
World Bank (International Bank for Reconstruction & Development) (z) 5.500%, 11/03/08	425	247,520
(t) 4.850%, 01/29/09	2,633	1,746,064
(z) 6.375%, 07/15/09	5,200	3,024,827
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		8,220,865
SWEDEN — (7.2%)
BONDS — (7.2%)
City of Stockholm 3.375%, 03/08/10	10,000	1,268,167
Kommuninvest (t) 4.900%, 04/20/09	8,550	5,647,234
Svensk Exportkredit AB (z) 6.752%, 03/17/09	1,155	672,241
Sweden Government Bond 4.000%, 12/01/09	11,000	1,436,521
Swedish Export Credit Corp. (z) 6.000%, 12/19/08	880	511,624
(d) 5.375%, 10/15/09	30,000	5,124,455
TOTAL — SWEDEN		14,660,242
UNITED KINGDOM — (6.9%)
BONDS — (6.9%)
Bank of England (e) 3.000%, 01/27/09	1,320	1,675,173
Bank of Scotland 4.500%, 12/17/08	560	895,991
BP Capital Markets P.L.C. 5.125%, 12/07/08	1,625	2,616,651
5.375%, 01/09/09	2,080	3,352,838
Network Rail Finance P.L.C. 4.875%, 03/06/09	3,370	5,442,747
TOTAL — UNITED KINGDOM		13,983,400

	Face Amount	Value†
	(000)
UNITED STATES — (41.6%)
AGENCY OBLIGATIONS — (6.5%)
Federal Farm Credit Bank 2.750%, 05/04/10	$2,000	$1,984,586
Federal Home Loan Bank 4.250%, 06/11/10	1,300	1,319,618
2.750%, 06/18/10	6,300	6,248,182
3.500%, 07/16/10	2,300	2,308,547
3.375%, 08/13/10	1,300	1,302,307
TOTAL AGENCY OBLIGATIONS		13,163,240
BONDS — (13.7%)
Banco Santander SA Floating Rate Note (r) 4.731%, 03/16/09	500	632,029
Bank of America Corp. 4.500%, 08/01/10	1,472	1,432,160
Bank of New York Mellon Corp. Floating Rate Note (r) 3.495%, 02/05/10	600	588,239
Deutsche Bank AG Floating Rate Note (r) 4.579%, 09/08/09	2,000	2,520,552
General Electric Capital Corp. (g) 4.500%, 12/15/08	175	280,455
Georgia Power Co. Floating Rate Note (r) 3.400%, 03/17/10	500	498,223
IBM International Group Floating Rate Note (r) 3.584%, 07/29/09	200	199,177
John Deere Capital Corp. Floating Rate Note (r) 2.999%, 10/16/09	2,100	2,106,342
(r) 3.530%, 02/26/10	500	468,972
JPMorgan Chase & Co. Floating Rate Note (r) 5.255%, 11/19/09	600	598,996
(r) 2.748%, 05/07/10	1,500	1,443,875
(r) 2.810%, 05/07/10	3,600	3,457,890
Paccar Financial Corp. Floating Rate Note (r) 4.966%, 09/21/09	300	299,410
Paccar Financial Europe Floating Rate Note (r) 4.858%, 09/29/09	400	503,237
Toyota Motor Credit Corp. (n) 4.625%, 01/22/10	4,200	599,877
Wachovia Corp. Floating Rate Note (r) 5.465%, 11/24/09	500	485,755
Wal-Mart Stores, Inc. 6.875%, 08/10/09	2,050	2,113,517
4.000%, 01/15/10	2,500	2,512,945
Wells Fargo Bank & Co. 4.200%, 01/15/10	1,500	1,477,824
Wells Fargo Bank & Co. Floating Rate Note (r) 2.861%, 03/23/10	5,800	5,652,216
TOTAL BONDS		27,871,691

DFA SELECTIVELY HEDGED GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (6.4%)
ABN-AMRO Bank NV 3.035%, 02/13/09	$7,500	$7,487,250
Barclays Bank P.L.C. 3.430%, 07/10/09	2,000	1,995,772
3.430%, 08/07/09	1,000	997,732
BNP Paribas Finance, Inc. 3.190%, 08/14/09	1,500	1,493,779
UBS AG 3.390%, 07/13/09	900	897,832
TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		12,872,365
COMMERCIAL PAPER — (15.0%)
Abbey National North America 2.970%, 02/09/09	1,400	1,386,964
2.990%, 02/20/09	1,500	1,484,371
Bank of America Corp. 2.980%, 03/09/09	3,000	2,963,773
Bank of Scotland P.L.C. 3.003%, 01/08/09	1,900	1,888,682
3.045%, 01/12/09	4,000	3,974,507
Nordea North America, Inc. 3.030%, 05/05/09	6,000	5,901,730
3.000%, 05/11/09	1,500	1,474,640

	Face Amount	Value†
	(000)
Royal Bank of Scotland P.L.C. 3.000%, 02/04/09	$6,500	$6,442,696
Societe Generale North America 3.005%, 02/12/09	3,000	2,971,166
3.100%, 05/01/09	2,000	1,967,948
TOTAL COMMERCIAL PAPER		30,456,477
TOTAL — UNITED STATES		84,363,773
TEMPORARY CASH INVESTMENTS — (3.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $48,180,000 FNMA 3.50%, 03/25/33, valued at $7,545,649) to be repurchased at $7,434,582	$7,434	7,434,000
TOTAL INVESTMENTS — (100.0%) (Cost $231,706,349)		$202,939,318

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (50.3%)
Federal Home Loan Bank 2.625%, 05/20/11	$50,200	$49,280,989
3.375%, 06/24/11	6,300	6,268,809
5.375%, 08/19/11	50,000	52,356,100
3.750%, 09/09/11	40,000	40,321,960
3.625%, 09/16/11	50,000	50,232,650
4.875%, 11/18/11	50,000	51,893,650
5.750%, 05/15/12	150,000	157,443,600
4.625%, 10/10/12	100,000	101,599,200
Federal Home Loan Bank Discount Note (y) 2.516%, 04/16/09	35,000	34,638,065
Tennessee Valley Authority 5.625%, 01/18/11	10,930	11,416,942
TOTAL AGENCY OBLIGATIONS		555,451,965
U.S. TREASURY OBLIGATIONS — (49.7%)
U.S. Treasury Notes 4.375%, 08/15/12	51,200	55,516,006
4.125%, 08/31/12	246,400	264,995,562
4.250%, 09/30/12	211,000	228,193,124
TOTAL U.S. TREASURY OBLIGATIONS		548,704,692
TEMPORARY CASH INVESTMENTS — (0.0%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $500,000 FHLMC 6.275%(r), 09/01/36, valued at $374,310) to be repurchased at $366,029	366	366,000
TOTAL INVESTMENTS — (100.0%) (Cost $1,099,202,383)		$1,104,522,657

See accompanying Notes to Financial Statements.

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount^	Value†
	(000)
AUSTRIA — (3.8%)
BONDS — (3.8%)
Oesterreichischen Kontrollbank AG (j) 1.800%, 03/22/10	1,578,000	$16,251,269
PfandBriefstelle der Oesterreichischen Landes-Hypothekenbanken (j) 1.600%, 02/15/11	10,546,000	108,619,518
TOTAL — AUSTRIA		124,870,787
CANADA — (0.9%)
BONDS — (0.9%)
Ontario, Province of (j) 1.875%, 01/25/10	2,910,000	29,944,819
DENMARK — (0.9%)
BONDS — (0.9%)
Kommunekredit (f) 3.000%, 11/19/08	33,000	28,460,501
FRANCE — (1.0%)
BONDS — (1.0%)
Dexia Municipal Agency (f) 4.000%, 03/08/10	18,000	15,438,217
Total Capital SA (f) 1.625%, 07/12/11	9,650	8,114,903
(u) 5.000%, 05/22/12	9,900	10,181,388
TOTAL — FRANCE		33,734,508
GERMANY — (5.4%)
BONDS — (5.4%)
Bayerische Landesbank (f) 3.125%, 02/10/09	8,000	6,907,738
(j) 1.000%, 09/20/10	2,950,000	30,053,735
Kreditanstalt fuer Wiederaufbau (s) 3.750%, 01/28/09	15,560	1,997,870
(j) 1.750%, 03/23/10	3,090,000	31,832,646
(j) 1.850%, 09/20/10	3,580,000	37,093,503
Norddeutsche Landesbank Girozentrale AG (j) 0.900%, 02/08/10	6,700,000	68,097,600
TOTAL — GERMANY		175,983,092
JAPAN — (2.2%)
BONDS — (2.2%)
Japan Finance Corp. for Municipal Enterprises 1.550%, 02/21/12	7,050,000	73,083,259
NETHERLANDS — (3.4%)
BONDS — (3.4%)
Nederlandse Waterschapsbank NV (f) 3.500%, 10/29/09	3,000	2,602,490
Rabobank Nederland (s) 2.250%, 05/08/09	37,000	4,701,365
(j) 0.800%, 02/03/11	10,185,000	102,852,475
TOTAL — NETHERLANDS		110,156,330

	Face Amount^	Value†
	(000)
NORWAY — (2.7%)
BONDS — (2.7%)
Eksportfinans (f) 2.000%, 03/17/09	17,000	$14,619,209
(j) 1.800%, 06/21/10	7,298,000	75,296,009
TOTAL — NORWAY		89,915,218
SPAIN — (0.9%)
BONDS — (0.9%)
Instituto de Credito Oficial (j) 1.500%, 09/20/12	2,980,000	30,934,433
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (3.3%)
BONDS — (3.3%)
African Development Bank (j) 1.950%, 03/23/10	1,000,000	10,303,065
European Investment Bank (j) 1.250%, 09/20/12	9,475,000	97,595,578
Oresundsbro Konsortiet (s) 6.000%, 04/20/09	9,000	1,163,844
TOTAL — SUPRANATIONAL ORGANIZATION OBLIGATIONS		109,062,487
SWEDEN — (1.1%)
BONDS — (1.1%)
Kommuninvest (t) 5.050%, 02/24/09	11,650	7,729,407
4.100%, 05/11/09	156,000	20,004,165
(f) 2.250%, 12/14/09	9,260	7,931,517
TOTAL — SWEDEN		35,665,089
SWITZERLAND — (0.2%)
BONDS — (0.2%)
UBS AG 0.875%, 12/29/09	6,700	5,508,906
UNITED STATES — (73.3%)
AGENCY OBLIGATIONS — (31.9%)
Federal Farm Credit Bank 4.250%, 07/08/13	50,000	49,804,050
Federal Home Loan Bank 2.625%, 05/20/11	50,000	49,084,650
5.375%, 08/19/11	50,000	52,356,100
3.625%, 09/16/11	50,000	50,232,650
4.875%, 11/18/11	119,500	124,025,823
5.750%, 05/15/12	50,000	52,481,200
3.625%, 05/29/13	37,500	36,447,412
Federal Home Loan Bank Discount Note (y) 2.387%, 03/30/09	53,000	52,541,179
Federal Home Loan Mortgage Corporation 6.000%, 06/15/11	50,000	53,499,850
3.875%, 06/29/11	100,000	101,783,000
4.750%, 03/05/12	100,000	103,244,800

DFA FIVE-YEAR GLOBAL FIXED INCOME PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Federal National Mortgage Association 6.000%, 05/15/11	$50,000	$53,080,350
5.375%, 11/15/11	57,100	60,184,257
5.000%, 02/16/12	50,000	51,943,550
6.125%, 03/15/12	50,000	54,057,800
4.875%, 05/18/12	100,000	102,474,500
TOTAL AGENCY OBLIGATIONS		1,047,241,171
BONDS — (32.7%)
3M Co. 4.375%, 08/15/13	9,600	9,459,907
American Express Credit Floating Rate Note (r) 5.858%, 04/06/09	20,000	19,222,457
American International Group, Inc. (j) 1.400%, 04/03/12	5,000,000	29,284,083
Bank of America Corp. 4.900%, 05/01/13	54,265	50,195,396
Citigroup Funding, Inc. Floating Rate Note (r) 5.449%, 10/22/09	90,000	87,371,190
CME Group, Inc. Floating Rate Note (r) 3.300%, 08/06/10	15,400	15,386,833
General Electric Capital Corp. (j) 1.450%, 11/10/11	8,000,000	71,064,054
4.800%, 05/01/13	34,800	31,274,273
Georgia Power Co. Floating Rate Note (r) 3.400%, 03/17/10	9,400	9,366,592
Hewlett-Packard Co. Floating Rate Note (r) 5.051%, 06/15/10	80,000	77,884,720
John Deere Capital Corp. Floating Rate Note (r) 3.530%, 02/26/10	87,900	82,445,278
JPMorgan Chase & Co. 4.750%, 05/01/13	15,000	13,901,085
JPMorgan Chase & Co. Floating Rate Note (r) 5.255%, 11/19/09	90,000	89,849,340
Merck & Co., Inc. 4.375%, 02/15/13	30,506	29,476,911

	Face Amount	Value†
	(000)
Paccar Financial Corp. Floating Rate Note (r) 5.494%, 12/03/10	$47,900	$47,752,085
(r) 3.438%, 04/01/11	37,000	36,861,287
Toyota Motor Credit Corp. (j) 0.550%, 06/30/10	4,423,000	44,680,292
(j) 1.300%, 03/16/12	6,490,000	66,593,158
Wachovia Corp. Floating Rate Note (r) 5.465%, 11/24/09	95,000	92,293,355
Wal-Mart Stores, Inc. 4.250%, 04/15/13	18,500	17,978,726
7.250%, 06/01/13	47,800	51,299,581
Wells Fargo Bank & Co. 5.250%, 10/23/12	87,700	83,920,130
4.375%, 01/31/13	17,000	15,695,318
TOTAL BONDS		1,073,256,051
U.S. TREASURY OBLIGATIONS — (8.7%)
U.S. Treasury Notes 4.375%, 08/15/12	57,700	62,563,937
4.125%, 08/31/12	58,000	62,377,202
4.250%, 09/30/12	148,300	160,384,077
TOTAL U.S. TREASURY OBLIGATIONS		285,325,216
TOTAL — UNITED STATES		2,405,822,438
TEMPORARY CASH INVESTMENTS — (0.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $35,875,000 FNMA 5.058%(r) 01/01/36, valued at $29,537,510) to be repurchased at $29,100,279	$29,098	29,098,000
TOTAL INVESTMENTS — (100.0%) (Cost $3,187,150,477)		$3,282,239,867

See accompanying Notes to Financial Statements.

DFA INTERMEDIATE GOVERNMENT FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (65.0%)
Federal Farm Credit Bank 6.700%, 11/22/10	$2,000	$2,136,120
6.135%, 12/13/10	4,000	4,228,512
6.000%, 03/07/11	9,000	9,521,415
6.740%, 04/11/11	1,000	1,076,401
4.800%, 05/24/11	3,300	3,406,395
6.300%, 06/06/11	2,800	2,999,567
4.250%, 07/11/11	13,600	13,868,178
4.350%, 11/02/11	8,000	8,196,144
4.200%, 11/07/11	6,650	6,784,363
4.300%, 11/23/11	5,500	5,625,460
6.260%, 12/02/11	2,000	2,158,838
4.950%, 12/22/11	9,000	9,373,464
5.230%, 02/14/12	12,000	12,599,088
4.500%, 03/14/12	8,500	8,730,673
4.625%, 03/16/12	7,000	7,217,259
5.000%, 06/01/12	4,295	4,471,052
4.480%, 08/24/12	12,000	12,215,352
6.280%, 11/26/12	3,000	3,236,370
4.400%, 01/03/13	11,000	11,089,298
4.150%, 05/15/13	10,000	9,940,160
5.580%, 07/03/13	23,000	24,193,677
3.880%, 07/08/13	7,000	6,861,050
4.920%, 08/26/13	4,125	4,219,805
4.710%, 10/18/13	7,000	7,086,646
4.900%, 01/16/14	5,700	5,798,536
5.300%, 02/18/14	12,000	12,414,084
5.250%, 06/05/14	14,400	14,805,029
4.375%, 06/30/14	3,915	3,852,564
8.160%, 09/30/14	3,615	4,233,942
4.700%, 12/10/14	4,000	3,969,460
4.375%, 02/17/15	14,300	13,918,376
6.030%, 03/21/16	4,700	4,964,239
5.050%, 03/08/17	10,000	9,699,000
5.625%, 08/18/17	4,000	4,082,184
5.100%, 09/03/19	9,000	8,817,300
5.320%, 09/03/19	21,300	21,249,093
5.150%, 11/15/19	11,200	11,012,053
4.670%, 05/07/20	5,600	5,256,894
5.350%, 08/07/20	6,700	6,663,961
5.250%, 03/02/21	6,100	5,992,786
5.220%, 02/22/22	5,000	4,872,180
5.210%, 12/19/22	21,200	20,554,269
Federal Home Loan Bank 5.875%, 02/15/11	7,000	7,374,885
4.500%, 05/13/11	2,045	2,099,201
6.000%, 05/13/11	10,205	10,863,651
7.200%, 06/14/11	3,000	3,282,213
5.750%, 08/15/11	12,000	12,731,304
5.000%, 10/13/11	25,000	26,062,300
5.625%, 11/15/11	5,000	5,302,245
5.625%, 02/15/12	6,100	6,478,517
5.750%, 05/15/12	16,300	17,108,871
4.625%, 08/15/12	15,175	15,533,828
4.500%, 11/15/12	20,000	20,262,620
5.126%, 02/28/13	5,615	5,811,093

	Face Amount	Value†
	(000)
3.875%, 06/14/13	$12,600	$12,366,308
5.375%, 06/14/13	52,400	54,683,592
4.500%, 09/16/13	11,000	11,046,464
6.395%, 06/03/14	5,200	5,636,332
5.250%, 06/18/14	14,000	14,386,162
6.700%, 06/25/14	12,500	13,730,587
4.500%, 11/14/14	4,000	3,930,528
4.875%, 03/11/16	13,600	13,416,876
5.375%, 09/09/16	6,000	6,039,570
4.625%, 09/11/20	11,200	10,428,802
5.000%, 03/12/21	5,200	5,014,724
5.000%, 12/10/21	39,500	37,726,292
5.750%, 06/10/22	19,500	19,953,355
4.750%, 03/10/23	22,200	20,504,453
Tennessee Valley Authority 6.790%, 05/23/12	37,600	40,937,451
6.000%, 03/15/13	28,100	29,958,815
4.750%, 08/01/13	12,500	12,626,963
6.250%, 12/15/17	10,000	10,506,990
TOTAL AGENCY OBLIGATIONS		799,196,229
U.S. TREASURY OBLIGATIONS — (34.3%)
U.S. Treasury Bonds 11.250%, 02/15/15	15,500	22,019,687
10.625%, 08/15/15	11,000	15,434,375
9.875%, 11/15/15	11,600	15,928,250
9.250%, 02/15/16	9,000	12,017,808
7.250%, 05/15/16	6,000	7,172,814
7.500%, 11/15/16	10,800	13,095,000
9.000%, 11/15/18	12,200	16,612,972
8.125%, 08/15/19	3,800	4,901,704
8.750%, 08/15/20	3,200	4,337,251
8.125%, 05/15/21	29,100	38,030,062
7.250%, 08/15/22	16,200	20,007,000
7.625%, 11/15/22	12,500	15,962,888
U.S. Treasury Notes 5.750%, 08/15/10	600	646,125
4.875%, 02/15/12	62,800	68,741,445
4.375%, 08/15/12	54,700	59,311,046
4.000%, 11/15/12	9,700	10,381,270
3.875%, 02/15/13	27,600	29,161,111
3.625%, 05/15/13	7,700	8,030,861
4.250%, 08/15/13	30,100	32,223,465
4.000%, 02/15/14	18,500	19,581,103
4.875%, 08/15/16	8,200	8,738,765
TOTAL U.S. TREASURY OBLIGATIONS		422,335,002
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $8,365,000 FNMA 5.00%, 08/25/18, valued at $8,630,727) to be repurchased at $8,500,666	8,500	8,500,000
TOTAL INVESTMENTS — (100.0%) (Cost $1,198,954,801)		$1,230,031,231

See accompanying Notes to Financial Statements.

DFA INFLATION-PROTECTED SECURITIES PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount	Value†
	(000)
U.S. TREASURY OBLIGATIONS — (99.6%)
U.S. Treasury Inflation Notes 3.000%, 07/15/12	$2,100	$2,496,005
1.875%, 07/15/13	35,700	39,845,374
2.000%, 01/15/14	30,600	33,225,294
2.000%, 07/15/14	31,700	33,604,584
1.625%, 01/15/15	28,200	28,317,580
1.875%, 07/15/15	26,500	26,318,968
2.000%, 01/15/16	30,550	29,753,192
2.500%, 07/15/16	23,200	23,171,582
2.375%, 01/15/17	28,400	28,130,918
2.625%, 07/15/17	25,200	24,962,013
1.625%, 01/15/18	27,000	24,482,380
1.375%, 07/15/18	13,300	11,543,086
2.375%, 01/15/25	21,700	21,947,483
2.000%, 01/15/26	18,400	16,755,248
2.375%, 01/15/27	12,300	11,617,562
1.750%, 01/15/28	14,200	11,693,572
TOTAL U.S. TREASURY OBLIGATIONS		367,864,841
TEMPORARY CASH INVESTMENTS — (0.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $2,115,000 FHLMC 6.584%(r), 03/01/37, valued at $1,478,222) to be repurchased at $1,455,114	1,455	1,455,000
TOTAL INVESTMENTS — (100.0%) (Cost $416,950,888)		$369,319,841

See accompanying Notes to Financial Statements.

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount	Value†
	(000)
MUNICIPAL BONDS — (98.8%)
ALABAMA — (0.4%)
Alabama State Federal Highway Finance Authority (RB) Series A (MBIA) 5.000%, 03/01/09	$4,000	$4,037,920
ARIZONA — (0.4%)
Maricopa County Unified School District (GO) 7.400%, 07/01/10	3,485	3,749,442
ARKANSAS — (0.7%)
Arkansas State (GO) Series A 5.500%, 08/01/09	3,885	3,992,848
Fort Smith Water & Sewer (RB) Series A (FSA) 5.000%, 10/01/09	2,850	2,939,348
TOTAL ARKANSAS		6,932,196
CALIFORNIA — (3.1%)
California State (GO) 5.250%, 11/01/09	7,695	7,909,537
California State Department Water Resources Power Supply (RB) (ETM) Series A 5.125%, 05/01/12	1,900	2,061,785
California State Economic Recovery (GO) Series A 5.000%, 01/01/11	9,100	9,465,183
California State Economic Recovery (GO) Series A (MBIA) 5.000%, 07/01/12	8,400	8,846,124
Los Angeles Wastewater (TECP) 4.500%, 11/03/08	2,500	2,500,000
TOTAL CALIFORNIA		30,782,629
COLORADO — (1.0%)
Arapahoe County School District (GO) (FSA) 5.000%, 12/15/10	9,000	9,419,850
CONNECTICUT — (2.7%)
City of Stamford (GO) 5.000%, 07/15/09	2,000	2,048,140
Connecticut State (GO) 5.000%, 03/15/12	5,000	5,279,550
Connecticut State (GO) Series C 5.000%, 12/15/09	4,000	4,133,360
Connecticut State (GO) Series G (MBIA) 4.500%, 03/15/09	5,600	5,654,040
Connecticut State (RB) Series A 5.000%, 06/30/09	5,000	5,111,500
Connecticut State Health & Educational Facility Authority (GO) Series B (MBIA) 5.000%, 12/01/12	4,000	4,249,200
TOTAL CONNECTICUT		26,475,790

	Face Amount	Value†
	(000)
DELAWARE — (2.6%)
Delaware State (GO) 5.000%, 08/01/12	$11,370	$12,044,127
Delaware State (GO) Series B 5.000%, 02/01/11	7,470	7,818,924
5.000%, 02/01/12	5,000	5,274,550
TOTAL DELAWARE		25,137,601
FLORIDA — (6.8%)
Broward County Sales Tax Revenue (TECP) 1.800%, 12/05/08	2,624	2,624,656
Florida Municipal Power Agency (TECP) 1.450%, 11/04/08	25,818	25,818,000
Florida State Board of Education (GO) Series C 4.000%, 06/01/09	4,000	4,051,200
Florida State Board of Education (GO) Series D 5.000%, 06/01/13	13,085	13,771,701
Florida State Department of Environmental Protection Preservation (RB) Series A (MBIA) 5.000%, 07/01/11	5,330	5,570,809
5.000%, 07/01/11	5,130	5,318,015
Florida State Department of Environmental Protection Preservation (RB) Series B (MBIA) 5.000%, 07/01/11	5,800	6,012,570
Gainesville Utilities Systems (RB) Series C (FSA) 5.000%, 10/01/09	4,000	4,119,160
TOTAL FLORIDA		67,286,111
GEORGIA — (3.6%)
Georgia State (GO) Series B 6.250%, 04/01/09	2,000	2,037,820
Georgia State (GO) Series C 5.500%, 07/01/12	8,400	9,058,140
Georgia State (GO) Series D 5.800%, 11/01/09	2,010	2,091,485
5.000%, 08/01/12	7,100	7,538,922
Henry County School District (GO) Series A 5.000%, 04/01/13	14,000	14,879,480
TOTAL GEORGIA		35,605,847
HAWAII — (0.2%)
City & County of Honolulu (GO) (ETM) Series A (MBIA) 5.000%, 03/01/10	1,255	1,301,673
City & County of Honolulu (GO) Series A (MBIA) 5.000%, 03/01/10	745	768,751
TOTAL HAWAII		2,070,424

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
ILLINOIS — (2.2%)
Chicago Metropolitan Water Reclamation District - Greater Chicago (GO) 5.500%, 12/01/08	$2,000	$2,005,420
City of Chicago (GO) Series A (FSA) 5.000%, 01/01/13	8,150	8,602,488
Illinois Education Facilities Authority (TECP) 1.600%, 11/05/08	8,000	8,000,080
Illinois State (GO) First Series (FSA) 5.500%, 04/01/09	3,000	3,046,050
TOTAL ILLINOIS		21,654,038
IOWA — (0.4%)
City of Des Moines (GO) Series B 5.000%, 06/01/09	3,680	3,748,190
KANSAS — (0.6%)
Johnson County Unified School District (GO) Series A (MBIA) 5.000%, 10/01/11	5,770	6,077,137
KENTUCKY — (1.5%)
Kentucky Asset Liability Commission (RB) First Series (MBIA) 5.000%, 09/01/11	14,300	14,945,359
MARYLAND — (6.8%)
Howard County Maryland (GO) (TECP) Series D 1.550%, 12/11/08	4,000	4,000,400
Maryland Health & Higher Educational Facilities Authority (TECP) - Johns Hopkins Hospital 3.500%, 11/03/08	16,500	16,500,000
4.000%, 11/17/08	8,500	8,505,865
1.500%, 12/03/08	2,600	2,600,312
Maryland Health & Higher Educational Facilities Authority (TECP) - Johns Hopkins University 1.600%, 11/07/08	4,625	4,625,139
1.550%, 12/05/08	5,600	5,600,448
Maryland State (GO) 5.250%, 02/15/12	5,000	5,330,750
Maryland State (GO) Series B 5.250%, 02/01/09	5,000	5,043,400
5.000%, 02/15/13	14,000	14,907,060
TOTAL MARYLAND		67,113,374
MASSACHUSETTS — (5.8%)
Harvard University (TECP) Series EE 1.400%, 12/04/08	23,600	23,600,000
Massachusetts School Building Authority (TECP) 1.520%, 12/04/08	4,700	4,700,470
1.570%, 12/11/08	20,000	20,003,400
Massachusetts Water Resources (TECP) 1.500%, 11/06/08	4,000	4,000,080
1.520%, 12/08/08	5,000	5,000,550
TOTAL MASSACHUSETTS		57,304,500

	Face Amount	Value†
	(000)
MICHIGAN — (1.4%)
Kent County (GO) Series A 5.000%, 11/01/09	$7,235	$7,463,771
Utica Community Schools (GO) 4.000%, 05/01/09	6,000	6,065,100
TOTAL MICHIGAN		13,528,871
MINNESOTA — (3.4%)
City of Minneapolis (GO) 5.000%, 12/01/10	6,840	7,156,282
Minnesota State (GO) 5.000%, 08/01/09	2,600	2,668,900
University of Minnesota Board of Regents (TECP) 1.950%, 11/04/08	23,800	23,800,476
TOTAL MINNESOTA		33,625,658
MISSISSIPPI — (0.8%)
Mississippi State (GO) Series A 5.375%, 12/01/12	3,350	3,595,589
Mississippi State (GO) Series B 5.000%, 10/01/09	4,000	4,113,280
TOTAL MISSISSIPPI		7,708,869
NEBRASKA — (0.8%)
Omaha Public Power District (TECP) 1.550%, 12/09/08	8,000	8,000,320
NEVADA — (8.2%)
Clark County (GO) (AMBAC) 5.000%, 11/01/11	5,010	5,272,374
Clark County (GO) Series A (FSA) 4.000%, 06/01/09	3,540	3,587,153
Clark County School District (GO) Series A 5.000%, 06/15/09	7,000	7,137,550
Clark County School District (GO) Series A (AMBAC) 4.500%, 06/15/11	11,000	11,405,460
Clark County School District (GO) Series F (FSA) 5.000%, 06/15/09	5,245	5,344,812
Las Vegas Valley Water District (GO) Series B (MBIA) 5.250%, 06/01/09	2,830	2,886,600
Las Vegas Valley Water District (TECP) 1.400%, 11/03/08	21,000	21,000,000
Nevada State (GO) 5.000%, 06/01/13	12,990	13,705,229
Nevada State (GO) Series A 5.000%, 02/01/10	10,045	10,371,563
TOTAL NEVADA		80,710,741
NEW JERSEY — (3.0%)
Monmouth County (GO) 4.250%, 09/15/12	5,115	5,310,342
New Jersey State (GO) (ETM) 5.250%, 08/01/12	8,400	9,011,016

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
New Jersey Transportation Trust Fund Authority (RB) Series B (FGIC) 5.250%, 12/15/09	$6,130	$6,299,801
New Jersey Transportation Trust Fund Authority (RB) Series B (FSA) 5.500%, 12/15/11	6,035	6,373,020
Princeton University (TECP) 1.550%, 11/05/08	2,830	2,830,028
TOTAL NEW JERSEY		29,824,207
NEW MEXICO — (2.3%)
New Mexico State (GO) 5.000%, 03/01/12	10,260	10,820,606
New Mexico State Severance Tax (RB) (MBIA) 5.000%, 07/01/10	11,385	11,790,761
TOTAL NEW MEXICO		22,611,367
NEW YORK — (3.3%)
Nassau County Interim Finance Authority (RB) Series A (AMBAC) 5.000%, 11/15/09	3,415	3,521,514
New York City (GO) Series G 5.000%, 08/01/10	5,040	5,200,675
New York City (GO) Series H 5.000%, 08/01/12	3,000	3,110,430
New York Power Authority (TECP) 1.550%, 11/12/08	4,400	4,399,340
1.470%, 11/13/08	8,000	7,998,480
New York State Thruway Authority (RB) (ETM) Series A (MBIA) 5.000%, 04/01/09	3,500	3,550,715
New York State Tollway Authority (RB) (MBIA) 5.000%, 01/01/10	5,000	5,137,300
TOTAL NEW YORK		32,918,454
NORTH CAROLINA — (4.9%)
Durham County (GO) 5.500%, 04/01/09	3,000	3,047,910
Guilford County (GO) Series C 5.000%, 10/01/12	8,040	8,545,877
North Carolina State (GO) Series A 5.000%, 03/01/09	4,000	4,043,680
5.000%, 03/01/11	13,000	13,644,150
5.000%, 06/01/11	10,000	10,529,400
Wake County (GO) 4.500%, 03/01/13	7,800	8,167,458
TOTAL NORTH CAROLINA		47,978,475
OHIO — (2.2%)
Ohio State (GO) Series E 5.000%, 09/15/11	10,470	11,019,047
Ohio State (RB) Series II-A 5.000%, 12/01/08	5,000	5,011,150
Ohio State Building Authority (RB) (FSA) 5.000%, 10/01/09	2,755	2,837,071
Ohio State Common Schools (GO) Series A 5.000%, 09/15/09	2,565	2,638,564
TOTAL OHIO		21,505,832

	Face Amount	Value†
	(000)
OREGON — (0.6%)
Salem-Keizer School District No. 24J (GO) (FSA) 5.000%, 06/15/09	$6,055	$6,160,539
PENNSYLVANIA — (3.0%)
Commonwealth of Pennsylvania (GO) First Series 5.000%, 08/01/11	13,000	13,685,230
Commonwealth of Pennsylvania (GO) First Series (MBIA) 5.000%, 01/01/10	3,500	3,612,735
5.250%, 02/01/13	5,755	6,155,260
Commonwealth of Pennsylvania (GO) First Series A 5.000%, 11/01/10	3,000	3,135,120
Commonwealth of Pennsylvania (GO) Second Series (FGIC) 5.000%, 10/01/09	2,950	3,034,901
TOTAL PENNSYLVANIA		29,623,246
SOUTH CAROLINA — (1.5%)
Richland County School District No. 2 (GO) Series B (FGIC) 5.000%, 02/01/10	1,500	1,548,765
South Carolina Public Service Authority (TECP) 1.650%, 01/16/09	11,000	11,000,990
South Carolina State (GO) Series B 5.000%, 04/01/09	1,900	1,925,973
TOTAL SOUTH CAROLINA		14,475,728
TENNESSEE — (3.7%)
Hamilton County (GO) 5.000%, 03/01/11	5,700	5,969,325
5.000%, 03/01/12	5,095	5,376,703
Metropolitan Government Nashville & Davidson County (GO) 5.000%, 11/15/08	2,000	2,001,740
Shelby County (GO) Series A 5.000%, 04/01/09	4,195	4,249,241
Tennessee School Bond Authority (TECP) 1.650%, 11/06/08	3,400	3,400,068
3.350%, 11/10/08	15,000	15,003,150
TOTAL TENNESSEE		36,000,227
TEXAS — (14.6%)
Austin Texas Combined Utility Systems (TECP) 1.550%, 11/03/08	25,600	25,600,000
City of Dallas (GO) 4.750%, 02/15/10	11,675	12,025,250
El Paso Waterworks & Sewer System (TECP) Series A 3.500%, 11/03/08	5,000	5,000,000
Houston Texas (GO) (TECP) Series E-2 1.630%, 01/15/09	12,000	11,999,400

DFA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Houston Texas Water & Sewer (TECP) 1.550%, 11/06/08	$5,000	$5,000,050
Katy Independent School District (GO) Series A 5.000%, 02/15/12	7,465	7,922,679
San Antonio Electric & Gas (TECP) 1.700%, 11/03/08	3,800	3,799,208
San Antonio Water System (TECP) 1.550%, 11/06/08	14,000	14,000,140
Texas A&M University (RB) Series B 5.000%, 05/15/09	4,000	4,065,440
Texas Municipal Power Agency (TECP) 2.750%, 11/04/08	7,470	7,470,299
4.250%, 11/04/08	16,180	16,181,294
Texas State (GO) Series B 5.000%, 08/01/09	4,000	4,098,200
Texas State University Systems (RB) (FSA) 5.000%, 03/15/09	2,245	2,270,930
Texas Tech University Board of Regents (TECP) 1.700%, 11/03/08	8,300	8,300,000
University of Texas Board of Regents (TECP) 2.000%, 11/05/08	15,805	15,805,474
TOTAL TEXAS		143,538,364
UTAH — (1.8%)
Salt Lake County (GO) 5.000%, 06/15/12	10,060	10,672,553
Utah State (GO) Series A 5.000%, 07/01/12	6,440	6,822,922
TOTAL UTAH		17,495,475
VIRGINIA — (3.1%)
Fairfax Country (GO) Series A 5.000%, 06/01/09	3,465	3,533,815
Virginia Commonwealth Transportation Board (RB) 5.000%, 10/01/09	5,000	5,144,800
5.000%, 09/27/12	4,040	4,285,915

	Face Amount	Value†
	(000)
Virginia State Public Building Authority (RB) Series A 5.000%, 08/01/09	$4,000	$4,099,120
Virginia State Public School Authority (RB) (ETM) Series I 5.250%, 08/01/09	25	25,676
Virginia State Public School Authority (RB) Series B 5.000%, 08/01/11	9,595	10,098,162
Virginia State Public School Authority (RB) Series I 5.250%, 08/01/09	3,475	3,566,393
TOTAL VIRGINIA		30,753,881
WASHINGTON — (1.2%)
Grant County Public Utility District No. 2 Priest Rapids (RB) Series H (FSA) 5.000%, 01/01/10	2,000	2,063,960
Seattle Municipal Light & Power (RB) (FSA) 4.000%, 08/01/09	5,940	6,040,624
Snohomish County School District No. 15 Edmonds (GO) Series A (FSA) 4.500%, 06/01/09	3,500	3,556,945
TOTAL WASHINGTON		11,661,529
WISCONSIN — (0.2%)
Wisconsin State (GO) Series 1 (MBIA) 5.250%, 05/01/09	2,000	2,033,140
TOTAL MUNICIPAL BONDS		972,495,331
	Shares
TEMPORARY CASH INVESTMENTS — (1.2%)
BlackRock Liquidity Funds MuniFund Portfolio	11,540,177	11,540,177
TOTAL INVESTMENTS — (100.0%) (Cost $988,646,468)		$984,035,508

See accompanying Notes to Financial Statements.

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount	Value†
	(000)
MUNICIPAL BONDS — (96.6%)
CALIFORNIA — (96.6%)
Anaheim Union High School District (GO) Series A (FSA) 5.000%, 08/01/12	$1,275	$1,368,228
Berkeley California University School District (TRAN) 4.000%, 11/28/08	4,700	4,706,392
California Communities Note Program Series B 3.000%, 07/31/09	4,500	4,530,555
California Educational Facilities Authority (RB) Series A 5.000%, 04/01/13	2,250	2,425,680
California Infrastructure & Economic Development Bank (RB) (FSA) 5.250%, 07/01/13	2,000	2,181,380
California Infrastructure & Economic Development Bank (RB) Series A (AMBAC) 5.000%, 10/01/10	2,000	2,077,260
California State (GO) 4.000%, 06/01/09	565	570,322
5.000%, 09/01/09	1,865	1,911,439
5.000%, 02/01/10	1,500	1,537,440
5.000%, 03/01/10	3,000	3,077,880
5.250%, 09/01/10	550	569,976
5.000%, 10/01/10	2,000	2,066,360
4.000%, 02/01/11	1,000	1,011,930
5.250%, 03/01/11	800	831,832
5.000%, 04/01/11	3,000	3,105,660
5.000%, 06/01/11	500	518,530
5.000%, 10/01/11	2,215	2,305,350
5.000%, 04/01/12	1,500	1,558,395
California State Department of Transportation (RB) Series A (MBIA) 5.000%, 02/01/11	1,125	1,173,071
California State Department of Water Resources (RB) Series A 5.500%, 05/01/09	1,100	1,119,778
5.500%, 05/01/10	700	730,086
California State Department of Water Resources (RB) Series A (FSA) 5.250%, 05/01/11	1,450	1,524,820
California State Department of Water Resources (RB) Series A (MBIA) 5.250%, 05/01/09	420	426,833
California State Department Water Resources Power Supply (RB) (ETM) Series A 5.125%, 05/01/12	1,850	2,007,528
California State Department Water Resources Power Supply (RB) Series A (MBIA) 5.000%, 05/01/11	1,000	1,038,600

	Face Amount	Value†
	(000)
California State Economic Recovery (GO) Series A 3.000%, 07/01/09	$330	$332,673
4.000%, 07/01/09	940	953,705
5.000%, 07/01/09	2,535	2,588,412
5.000%, 01/01/10	1,585	1,635,324
5.000%, 01/01/11	2,500	2,600,325
3.500%, 07/01/11	1,075	1,084,213
5.000%, 07/01/11	1,000	1,046,470
California State Economic Recovery (GO) Series A (MBIA) 5.000%, 07/01/12	2,475	2,606,447
5.250%, 07/01/13	3,810	4,065,270
Chabot-Las Positas Comminity College District (GO) (AMBAC) 5.000%, 08/01/11	1,010	1,063,772
Charter Oak Unified School District (GO) Series B (FSA) 5.000%, 07/01/13	2,805	3,029,232
City & County of San Francisco (GO) (FSA) 4.000%, 06/15/09	1,200	1,218,312
City & County of San Francisco (GO) Series A (AMBAC) 5.000%, 06/15/12	1,600	1,697,984
City & County of San Francisco (GO) Series R-1 (FGIC) 5.000%, 06/15/12	3,855	4,081,635
City of Los Angeles (GO) (MBIA) 4.000%, 09/01/10	1,000	1,023,110
Coast Community College District (GO) Series A (MBIA) 4.500%, 08/01/09	1,000	1,020,600
Compton Community Redevelopment Agency (TAN) Series A (AMBAC) 5.000%, 08/01/09	1,700	1,733,626
Dublin San Ramon Service District & East Bay Municipal Utility District (TECP) Series A 1.450%, 11/13/08	5,000	4,999,250
East Bay Municipal Utility District, Water System (TECP) 1.450%, 11/13/08	400	399,940
1.480%, 12/01/08	500	500,065
El Camino Community College District (GO) Series A (MBIA) 5.000%, 08/01/13	2,915	3,151,873
5.000%, 08/01/13	3,060	3,308,656
El Monte Union High School District (GO) Series A (FSA) 5.000%, 06/01/13	2,185	2,366,486
Foothill Eastern Transportation Corridor Agency (RB) (MBIA) 4.600%, 01/15/09	280	280,974

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
Foothill-De Anza Community College District (GO) Series B 5.250%, 08/01/13	$2,000	$2,184,380
5.250%, 08/01/13	3,675	4,013,798
Fremont Union High School District (GO) Series B 5.500%, 09/01/09	500	516,900
Fresno (RB) Series A-1 (AMBAC) 6.250%, 09/01/10	300	317,478
Industry Public Facilities Authority (TAN) (MBIA) 4.500%, 05/01/10	700	713,636
Long Beach Bond Finance Authority (TAN) (AMBAC) 5.375%, 08/01/12	1,585	1,721,801
Long Beach Gas Utility (TECP) 1.370%, 11/05/08	1,900	1,900,057
4.550%, 11/12/08	1,600	1,601,008
Los Angeles County Capital Asset Leasing Corp. (RB) Series A (AMBAC) 4.000%, 12/01/09	520	528,746
Los Angeles County Metropolitan Transportation Authority (RB) (ETM) Series A (FSA) 5.000%, 07/01/11	2,500	2,676,250
Los Angeles County Metropolitan Transportation Authority (RB) Series C (AMBAC) 6.000%, 07/01/11	580	622,995
Los Angeles County Public Works Financing Authority (RB) Series A (MBIA) 5.000%, 12/01/09	1,300	1,335,958
Los Angeles Department of Water & Power (RB) Series A-1 5.000%, 07/01/09	3,600	3,675,600
Los Angeles Department of Water & Power (RB) Series A-1 (MBIA) 5.000%, 07/01/11	460	483,299
Los Angeles Department of Water & Power (TECP) 3.500%, 12/10/08	400	400,848
Los Angeles Unified School District (GO) (AMBAC) 5.000%, 07/01/11	175	183,635
Los Angeles Unified School District (GO) (MBIA) 5.500%, 07/01/12	800	858,112
Los Angeles Unified School District (GO) Series A (FGIC) 6.000%, 07/01/11	1,000	1,074,660
Los Angeles Unified School District (GO) Series A (MBIA) 5.250%, 07/01/12	3,600	3,830,796
Los Angeles Unified School District (GO) Series H 5.000%, 07/01/09	1,000	1,021,200
Los Angeles Wastewater (TECP) 4.500%, 11/03/08	5,500	5,500,000

	Face Amount	Value†
	(000)
Metropolitan Water District of Southern California (RB) 5.750%, 07/01/09	$300	$308,040
Milpitas Unified School District (TRAN) 4.000%, 12/12/08	2,150	2,155,526
Mountain View-Whisman School District (GO) Series D (MBIA) 5.000%, 06/01/12	1,480	1,602,263
Municipal Improvement Corp. of Los Angeles (TECP) 4.250%, 11/17/08	5,800	5,804,988
North City West School Facilities Financing Authority (STRB) Series C (AMBAC) 5.000%, 09/01/09	300	306,057
Norwalk Redevelopment Agency (TAN) Series A (MBIA) 4.000%, 10/01/10	670	685,430
Peralta Community College District (GO) Series A (FGIC) 8.000%, 08/01/09	300	313,122
Riverside County Transportation Commission (TECP) 1.420%, 11/14/08	1,000	999,820
Sacramento Municipal Utility District (RB) Series S (FSA) 5.000%, 11/15/08	1,550	1,551,457
Sacramento Transportation Authority (RB) Series A 4.000%, 10/01/09	1,400	1,431,990
San Diego County Water Authority (TECP) 1.450%, 02/05/09	2,650	2,649,285
San Francisco City & County Public Utilities Commission (RB) Series A (FSA) 5.000%, 11/01/12	4,810	5,111,395
San Joaquin County Transportation Authority (TECP) 1.400%, 11/06/08	800	800,032
San Jose Financing Authority (TECP) 1.480%, 11/05/08	3,700	3,700,111
San Jose Unified School District (GO) (FGIC) 5.000%, 08/01/11	1,300	1,367,470
5.000%, 08/01/12	5,000	5,291,000
San Leandro Unified School District (GO) Series A (FSA) 6.000%, 08/01/10	615	649,003
San Mateo County Community College District (GO) Series A 4.500%, 09/01/13	2,000	2,086,140
Sonoma County (RB) Series A (FGIC) 4.000%, 09/01/12	1,950	2,002,806
University of California (RB) Series A (AMBAC) 5.000%, 05/15/11	1,140	1,198,505
University of California (RB) Series E (MBIA) 5.000%, 05/15/13	1,560	1,655,176

DFA CALIFORNIA SHORT-TERM MUNICIPAL BOND PORTFOLIO

CONTINUED

	Face Amount	Value†
	(000)
University of California (RB) Series J (MBIA) 5.000%, 05/15/12	$450	$476,046
University of California (TECP) Series A 1.450%, 11/12/08	900	899,874
1.420%, 12/10/08	2,900	2,900,058
TOTAL MUNICIPAL BONDS		172,270,430
TEMPORARY CASH INVESTMENTS — (3.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $8,290,000 FHLMC 6.275%(r), 09/01/36, valued at $6,206,064) to be repurchased at $6,114,479	6,114	6,114,000
TOTAL INVESTMENTS — (100.0%) (Cost $179,433,299)		$178,384,430

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	U.S. Large Company Portfolio		Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S Targeted Value Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$2,544,364		$200,349		$5,331,340		—
Investments at Value (including $0, $0, $0 and $202,129 of securities on loan, respectively)	—		—		—		$856,029
Temporary Cash Investments at Value & Cost	—		—		—		14,748
Collateral Received from Securities on Loan at Value & Cost	—		—		—		208,725
Cash	—		—		—		2,600
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—		—		—		1,662
Dividends and Interest	—		—		—		474
Securities Lending Income	—		—		—		472
Fund Shares Sold	10,551		133		11,454		8,710
Fund Margin Variation	—		—		—		3
Prepaid Expenses and Other Assets	26		21		83		49
Total Assets	2,554,941		200,503		5,342,877		1,093,472
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—		—		—		208,725
Investment Securities/Affiliated Investment Companies Purchased	5,691		65		2,282		—
Fund Shares Redeemed	4,860		68		9,172		1,648
Due to Advisor	210		26		667		252
Accrued Expenses and Other Liabilities	142		13		308		85
Total Liabilities	10,903		172		12,429		210,710
NET ASSETS	$2,544,038		$200,331		$5,330,448		$882,762
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R1 Shares — based on net assets of $0; $0; $0; and $25,599 and shares outstanding of 0; 0; 0; and 3,446,723, respectively	N/A		N/A		N/A		$7.43
NUMBER OF SHARES AUTHORIZED	25,000,000	*	25,000,000	*	25,000,000	*	25,000,000
Class R2 Shares — based on net assets of $0; $0; $0; and $1,715 and shares outstanding of 0; 0; 0; and 219,184, respectively	N/A		N/A		N/A		$7.83
NUMBER OF SHARES AUTHORIZED	25,000,000	*	25,000,000	*	25,000,000	*	25,000,000
Institutional Class Shares — based on net assets of $2,544,038; $200,331; $5,330,448; and $855,448 and shares outstanding of 89,053,472; 30,950,038; 365,508,917; and 78,947,361, respectively	$28.57		$6.47		$14.58		$10.84
NUMBER OF SHARES AUTHORIZED	200,000,000		150,000,000		500,000,000		100,000,000
Investments in Affiliated Investment Companies at Cost	$2,882,360		$260,777		$7,153,912		$—
Investments at Cost	$—		$—		$—		$1,198,879
NET ASSETS CONSIST OF:
Paid-In Capital	$3,086,272		$351,325		$7,319,838		$1,225,817
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	10,863		15,378		25,004		2,098
Accumulated Net Realized Gain (Loss)	(215,101)		(165,525)		(191,822)		(2,306)
Net Unrealized Appreciation (Depreciation)	(337,996)		(847)		(1,822,572)		(342,847)
NET ASSETS	$2,544,038		$200,331		$5,330,448		$882,762

*  Share class has not yet commenced operations. See Organization note in Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	U.S. Small Cap Value Portfolio	U.S. Core Equity 1 Portfolio	U.S. Core Equity 2 Portfolio	U.S. Vector Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$5,505,604	—	—	—
Investments at Value (including $0, $242,859, $452,044, and $178,676 of securities on loan, respectively)	—	$1,308,801	$2,463,994	$839,788
Temporary Cash Investments at Value & Cost	—	30,450	51,174	11,370
Collateral Received from Securities on Loan at Value & Cost	—	247,370	462,981	182,985
Receivables:
Investment Securities/Affiliated Investment Companies Sold	26	270	993	728
Dividends and Interest	—	1,483	2,944	750
Securities Lending Income	—	345	749	395
Fund Shares Sold	17,835	8,364	14,002	3,811
Fund Margin Variation	—	2	1	—
Prepaid Expenses and Other Assets	38	89	114	41
Total Assets	5,523,503	1,597,174	2,996,952	1,039,868
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	247,370	462,981	182,985
Investment Securities/Affiliated Investment Companies Purchased	13,987	14,944	27,057	3,160
Fund Shares Redeemed	3,874	14,019	5,306	2,816
Due to Advisor	1,397	179	396	211
Accrued Expenses and Other Liabilities	300	100	184	73
Total Liabilities	19,558	276,612	495,924	189,245
NET ASSETS	$5,503,945	$1,320,562	$2,501,028	$850,623
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $5,503,945; $1,320,562; $2,501,028; and $850,623 and shares outstanding of 337,185,867; 169,004,276; 323,552,903; and 113,754,843, respectively	$16.32	$7.81	$7.73	$7.48
NUMBER OF SHARES AUTHORIZED	650,000,000	200,000,000	400,000,000	200,000,000
Investments in Affiliated Investment Companies at Cost	$7,888,263	$—	$—	$—
Investments at Cost	$—	$1,791,454	$3,501,011	$1,245,684
NET ASSETS CONSIST OF:
Paid-In Capital	$7,245,757	$1,825,549	$3,599,193	$1,268,589
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	31,701	257	399	3,637
Accumulated Net Realized Gain (Loss)	(391,234)	(22,593)	(61,548)	(15,707)
Net Unrealized Appreciation (Depreciation)	(1,382,279)	(482,651)	(1,037,016)	(405,896)
NET ASSETS	$5,503,945	$1,320,562	$2,501,028	$850,623

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	T.A. U.S. Core Equity 2 Portfolio	U.S. Small Cap Portfolio	U.S. Micro Cap Portfolio	DFA Real Estate Securities Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$2,067,436	$2,925,347	—
Investments at Value (including $52,439, $0, $0 and $461,107* of securities on loan, respectively)	$567,158	—	—	$1,704,785
Temporary Cash Investments at Value & Cost	28,376	—	—	51,982
Collateral Received from Securities on Loan at Value & Cost	53,922	—	—	452,372	*
Receivables:
Investment Securities/Affiliated Investment Companies Sold	188	5,766	1,558	—
Dividends and Interest	655	—	—	3,974
Securities Lending Income	102	—	—	426
Fund Shares Sold	13,833	7,554	3,188	5,588
Fund Margin Variation	1	—	—	10
Prepaid Expenses and Other Assets	53	70	40	34
Total Assets	664,288	2,080,826	2,930,133	2,219,171
LIABILITIES:
Payables:
Upon Return of Securities Loaned	53,922	—	—	452,372	*
Investment Securities/Affiliated Investment Companies Purchased	20,889	33	17	17,236
Fund Shares Redeemed	4,170	13,288	4,729	1,974
Due to Advisor	94	550	1,000	467
Accrued Expenses and Other Liabilities	48	106	162	161
Total Liabilities	79,123	13,977	5,908	472,210
NET ASSETS	$585,165	$2,066,849	$2,924,225	$1,746,961
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $585,165; $2,066,849; $2,924,225; and $1,746,961 and shares outstanding of 92,807,845; 154,770,228; 318,183,127; and 108,092,811, respectively	$6.31	$13.35	$9.19	$16.16
NUMBER OF SHARES AUTHORIZED	100,000,000	400,000,000	650,000,000	250,000,000
Investments in Affiliated Investment Companies at Cost	$—	$2,660,195	$3,771,170	$—
Investments at Cost	$748,162	$—	$—	$2,178,080
NET ASSETS CONSIST OF:
Paid-In Capital	$771,729	$2,768,732	$3,723,054	$2,286,125
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	1,827	7,754	36,069	34,213
Accumulated Net Realized Gain (Loss)	(7,388)	(387,660)	(462,795)	(100,092)
Net Unrealized Appreciation (Depreciation)	(181,003)	(321,977)	(372,103)	(473,285)
NET ASSETS	$585,165	$2,066,849	$2,924,225	$1,746,961

*  Securities Lending Collateral is less than the market value of securities loaned due to market increases on October 31, 2008. Collateral was subsequently adjusted on November 3, 2008 and the Portfolio remained in compliance.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	Large Cap International Portfolio	International Core Equity Portfolio	T.A. World ex U.S. Core Equity Portfolio	International Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	—	—	$3,076,553
Investments at Value (including $141,210, $311,374, $23,881, and $0 of securities on loan, respectively)	$1,184,839	$1,909,121	$219,926	—
Temporary Cash Investments at Value & Cost	19,142	63,569	10,741	10,033
Collateral Received from Securities on Loan at Value & Cost	143,967	349,195	26,986	—
Foreign Currencies at Value	5,773	12,789	9,873	—
Cash	15	16	102	15
Receivables:
Investment Securities/Affiliated Investment Company Sold	—	1,111	14	—
Dividends, Interest, and Tax Reclaims	4,579	7,061	426	—
Securities Lending Income	217	601	31	—
Fund Shares Sold	4,752	16,571	5,479	6,271
Fund Margin Variation	—	15	1	—
Prepaid Expenses and Other Assets	52	126	17	76
Deferred Offering Costs	—	—	15	—
Total Assets	1,363,336	2,360,175	273,611	3,092,948
LIABILITIES:
Payables:
Upon Return of Securities Loaned	143,967	349,195	26,986	—
Investment Securities/Affiliated Investment Companies Purchased	9,909	25,674	17,554	—
Fund Shares Redeemed	2,182	3,304	662	7,234
Due to Advisor	270	569	33	1,099
Accrued Expenses and Other Liabilities	148	384	58	242
Total Liabilities	156,476	379,126	45,293	8,575
NET ASSETS	$1,206,860	$1,981,049	$228,318	$3,084,373
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,206,860; $1,981,049; $228,318; and $3,084,373 and shares outstanding of 81,473,186; 265,577,510; 39,055,733; and 306,355,912; respectively	$14.81	$7.46	$5.85	$10.07
NUMBER OF SHARES AUTHORIZED	200,000,000	250,000,000	100,000,000	500,000,000
Investments in Affiliated Investment Companies at Cost	$—	$—	$—	$4,383,238
Investments at Cost	$1,468,627	$3,189,263	$307,633	$—
Foreign Currencies at Cost	$5,762	$12,667	$9,909	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$1,510,715	$3,272,773	$317,280	$4,508,252
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	449	(485)	1,014	8,898
Accumulated Net Realized Gain (Loss)	(20,632)	(11,384)	(2,290)	(126,628)
Net Unrealized Foreign Exchange Gain (Loss)	105	150	56	536
Net Unrealized Appreciation (Depreciation)	(283,777)	(1,280,005)	(87,742)	(1,306,685)
NET ASSETS	$1,206,860	$1,981,049	$228,318	$3,084,373

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	Japanese Small Company Portfolio	Asia Pacific Small Company Portfolio	United Kingdom Small Company Portfolio	Continental Small Company Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$133,439	$64,067	$25,891	$94,027
Receivables:
Affiliated Investment Companies Sold	138	—	24	—
Fund Shares Sold	84	290	65	203
Prepaid Expenses and Other Assets	6	12	7	11
Total Assets	133,667	64,369	25,987	94,241
LIABILITIES:
Payables:
Affiliated Companies Purchased	—	142	—	55
Fund Shares Redeemed	222	148	89	148
Due to Advisor	43	11	4	22
Accrued Expenses and Other Liabilities	29	24	11	28
Total Liabilities	294	325	104	253
NET ASSETS	$133,373	$64,044	$25,883	$93,988
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $133,373; $64,044; $25,883; and $93,988 and shares outstanding of 11,140,291; 5,487,486; 1,813,838; and 8,760,711, respectively	$11.97	$11.67	$14.27	$10.73
NUMBER OF SHARES AUTHORIZED	50,000,000	50,000,000	70,000,000	50,000,000
Investments in Affiliated Investment Companies at Cost	$257,466	$108,804	$38,132	$133,729
NET ASSETS CONSIST OF:
Paid-In Capital	$327,247	$138,918	$39,094	$150,264
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	964	412	(41)	(43)
Accumulated Net Realized Gain (Loss)	(70,888)	(30,530)	(940)	(16,553)
Net Unrealized Foreign Exchange Gain (Loss)	77	(19)	11	22
Net Unrealized Appreciation (Depreciation)	(124,027)	(44,737)	(12,241)	(39,702)
NET ASSETS	$133,373	$64,044	$25,883	$93,988

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	DFA International Real Estate Securities Portfolio	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio	International Vector Equity Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	—	$89,142	—	—
Investments at Value (including $101,389, $0, $785,384, and $4,472 of securities on loan, respectively)	$384,254	—	$4,633,011	$62,417
Temporary Cash Investments at Value & Cost	15,954	1,721	55,893	5,127
Collateral Received from Securities on Loan at Value & Cost	105,762	—	860,786	4,892
Foreign Currencies at Value	12,166	—	60,130	4,553
Cash	15	—	15	16
Receivables:
Investment Securities/Affiliated Investment Companies Sold	6	—	56,314	—
Dividends, Interest, and Tax Reclaims	2,771	3	22,846	112
Securities Lending Income	156	—	1,441	5
Fund Shares Sold	4,116	1,433	5,964	3,890
Fund Margin Variation	—	—	28	1
Prepaid Expenses and Other Assets	19	4	78	—
Deferred Offering Costs	—	23	—	17
Total Assets	525,219	92,326	5,696,506	81,030
LIABILITIES:
Payables:
Upon Return of Securities Loaned	105,762	—	860,786	4,892
Investment Securities/Affiliated Investment Companies Purchased	23,794	1,536	24,814	9,131
Fund Shares Redeemed	998	105	7,882	210
Due to Advisor	123	3	2,743	3
Accrued Expenses and Other Liabilities	62	10	533	20
Total Liabilities	130,739	1,654	896,758	14,256
NET ASSETS	$394,480	$90,672	$4,799,748	$66,774
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $394,480; $90,672; $4,799,748; and $66,774 and shares outstanding of 94,352,429; 15,007,588; 443,580,863; and 9,906,755, respectively	$4.18	$6.04	$10.82	$6.74
NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	650,000,000	100,000,000
Investments in Affiliated Investment Companies at Cost	$—	$123,810	$—	$—
Investments at Cost	$773,677	$—	$7,183,033	$79,302
Foreign Currencies at Cost	$12,120	$—	$62,477	$4,570
NET ASSETS CONSIST OF:
Paid-In Capital	$793,503	$125,614	$7,326,261	$83,455

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	4,089	6	681	232
Accumulated Net Realized Gain (Loss)	(13,625)	(280)	24,680	(27)

Net Unrealized Foreign Exchange Gain (Loss)	(110)	—	467	15
Net Unrealized Appreciation (Depreciation)	(389,377)	(34,668)	(2,552,341)	(16,901)
NET ASSETS	$394,480	$90,672	$4,799,748	$66,774

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	Emerging Markets Portfolio	Emerging Markets Small Cap Portfolio	Emerging Markets Core Equity Portfolio	DFA One-Year Fixed Income Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$1,508,866	$547,574	—	$3,194,750
Investments at Value (including $0, $0, $169,619 and $0 of securities on loan, respectively)	—	—	$1,131,199	—
Temporary Cash Investments at Value & Cost	—	—	42,221	—
Collateral Received from Securities on Loan at Value & Cost	—	—	198,014	—
Foreign Currencies at Value	—	—	4,474	—
Cash	—	—	2,210	—
Receivables:
Investment Securities/Affiliated Investment Companies Sold	—	61	23,549	12,121
Dividends, Interest, and Tax Reclaims	—	—	1,531	—
Securities Lending Income	—	—	399	—
Fund Shares Sold	2,849	902	6,524	2,621
Fund Margin Variation	—	—	4	—
Prepaid Expenses and Other Assets	49	38	51	80
Total Assets	1,511,764	548,575	1,410,176	3,209,572
LIABILITIES:
Payables:
Upon Return of Securities Loaned	—	—	198,014	—
Investment Securities/Affiliated Investment Companies Purchased	1,112	—	53,372	—
Fund Shares Redeemed	1,737	963	2,435	14,742
Due to Advisor	534	230	549	278
Deferred Thailand Capital Gains Tax	—	—	32	—
Accrued Expenses and Other Liabilities	121	53	248	132
Total Liabilities	3,504	1,246	254,650	15,152
NET ASSETS	$1,508,260	$547,329	$1,155,526	$3,194,420
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,508,260; $547,329; $1,155,526; and $3,194,420 and shares outstanding of 88,471,250; 58,668,179; 116,956,956; and 314,095,040, respectively	$17.05	$9.33	$9.88	$10.17
NUMBER OF SHARES AUTHORIZED	250,000,000	150,000,000	200,000,000	550,000,000
Investments in Affiliated Investment Companies at Cost	$1,146,107	$790,238	$—	$3,188,446
Investments at Cost	$—	$—	$1,663,536	$—
Foreign Currencies at Cost	$—	$—	$4,440	$—
NET ASSETS CONSIST OF:
Paid-In Capital	$1,118,962	$808,770	$1,752,134	$3,226,008
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	5,826	3,451	(45)	9,703
Accumulated Net Realized Gain (Loss)	21,653	(22,350)	(64,275)	(29,929)
Deferred Thailand Capital Gains Tax	(808)	215	(32)	—
Net Unrealized Foreign Exchange Gain (Loss)	(132)	(93)	43	—
Net Unrealized Appreciation (Depreciation)	362,759	(242,664)	(532,299)	(11,362)
NET ASSETS	$1,508,260	$547,329	$1,155,526	$3,194,420

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	DFA Two-Year Global Fixed Income Portfolio	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio	DFA Five-Year Global Fixed Income Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$3,125,328	—	—	—
Investments at Value	—	$195,505	$1,104,157	$3,253,142
Temporary Cash Investments at Value & Cost	—	7,434	366	29,098
Foreign Currencies at Value	—	3,470	—	24
Cash	—	15	4,943	15
Receivables:
Investment Securities/Affiliated Investment Companies Sold	1,654	—	—	58,000
Interest	—	2,819	10,413	32,074
Forward Currency Contracts	—	—	—	1,203
Fund Shares Sold	7,452	4,526	844	7,298
Unrealized Gain on Forward Currency Contracts	—	—	—	9,689
Prepaid Expenses and Other Assets	49	35	39	102
Deferred Offering Costs	—	8	—	—
Total Assets	3,134,483	213,812	1,120,762	3,390,645
LIABILITIES:
Payables:
Investment Securities/Affiliated Investment Companies Purchased	—	6,721	—	40,728
Fund Shares Redeemed	9,106	8,873	5,461	18,584
Due to Advisor	265	27	193	722
Unrealized Loss on Forward Currency Contracts	—	6	—	11,118
Accrued Expenses and Other Liabilities	127	20	71	236
Total Liabilities	9,498	15,647	5,725	71,388
NET ASSETS	$3,124,985	$198,165	$1,115,037	$3,319,257
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $3,124,985; $198,165; $1,115,037; and $3,319,257 and shares outstanding of 301,660,122; 22,252,618; 106,754,230; and 310,647,953, respectively	$10.36	$8.91	$10.44	$10.68
NUMBER OF SHARES AUTHORIZED	550,000,000	100,000,000	250,000,000	500,000,000
Investments in Affiliated Investment Companies at Cost	$3,038,124	$—	$—	$—
Investments at Cost	$—	$224,272	$1,098,837	$3,158,053
Foreign Currencies at Cost	$—	$3,543	$—	$24
NET ASSETS CONSIST OF:
Paid-In Capital	$3,025,272	$227,473	$1,124,194	$3,262,247
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	78,106	4	5,139	1,377
Accumulated Net Realized Gain (Loss)	(22,911)	—	(19,616)	(37,996)
Net Unrealized Foreign Exchange Gain (Loss)	—	(472)	—	(1,460)
Net Unrealized Appreciation (Depreciation)	44,518	(28,840)	5,320	95,089
NET ASSETS	$3,124,985	$198,165	$1,115,037	$3,319,257

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008
  (Amounts in thousands, except share and per share amounts)

	DFA Intermediate Government Fixed Income Portfolio	DFA Inflation- Protected Securities Portfolio	DFA Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
ASSETS:
Investments at Value	$1,221,531	$367,865	$972,495	$172,270
Temporary Cash Investments at Value & Cost	8,500	1,455	11,540	6,114
Cash	—	—	—	1
Receivables:
Interest	18,704	2,485	9,330	2,195
Fund Shares Sold	764	796	2,035	546
Prepaid Expenses and Other Assets	81	44	36	4
Total Assets	1,249,580	372,645	995,436	181,130
LIABILITIES:
Payables:
Fund Shares Redeemed	863	834	3,291	172
Due to Advisor	112	33	170	30
Accrued Expenses and Other Liabilities	91	31	57	13
Total Liabilities	1,066	898	3,518	215
NET ASSETS	$1,248,514	$371,747	$991,918	$180,915
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Institutional Class Shares — based on net assets of $1,248,514; $371,747; $991,918; and $180,915 and shares outstanding of 107,096,886; 39,507,737; 99,027,721; and 18,091,754, respectively	$11.66	$9.41	$10.02	$10.00
NUMBER OF SHARES AUTHORIZED	250,000,000	100,000,000	200,000,000	100,000,000
Investments at Cost	$1,190,455	$415,496	$977,106	$173,319
NET ASSETS CONSIST OF:
Paid-In Capital	$1,200,760	$415,010	$994,376	$181,548
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	10,384	3,952	2,170	439
Accumulated Net Realized Gain (Loss)	6,294	416	(17)	(23)
Net Unrealized Appreciation (Depreciation)	31,076	(47,631)	(4,611)	(1,049)
NET ASSETS	$1,248,514	$371,747	$991,918	$180,915

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	U.S. Large Company Portfolio*		Enhanced U.S. Large Company Portfolio		U.S. Large Cap Value Portfolio		U.S. Targeted Value Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	—	$12,465	$10,384	$129,590	$107,865	—	$1,151
Dividends	$63,263	$61,012	—	—	—	—	$10,639	3,501
Interest	1,479	2,667	—	—	—	—	394	307
Income from Securities Lending	1,337	611	—	—	—	—	2,353	252
Expenses Allocated from Affiliated Investment Company	(1,269)	(1,362)	—	—	—	—	—	—
Total Investment Income	64,810	62,928	12,465	10,384	129,590	107,865	13,386	5,211
Expenses
Investment Advisory Services Fees	—	—	—	—	—	—	750	269
Administrative Services Fees	2,852	3,049	380	548	9,628	11,232	1,875	865
Accounting & Transfer Agent Fees	55	56	16	18	105	113	104	49
Shareholder Servicing Fees —
Class R1 Shares	—	—	—	—	—	—	26	—
Class R2 Shares	—	—	—	—	—	—	2	—
Custodian Fees	—	—	—	—	—	—	34	14
Filing Fees	142	106	35	30	285	214	103	32
Shareholders' Reports	115	74	10	10	242	127	67	51
Directors'/Trustees' Fees & Expenses	—	23	—	1	—	68	—	3
Professional Fees	24	43	4	6	49	97	16	23
Other	22	12	2	4	40	24	20	19
Total Expenses	3,210	3,363	447	617	10,349	11,875	2,997	1,325
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	31	89	—	—	—	—	—	—
Net Expenses	3,241	3,452	447	617	10,349	11,875	2,997	1,325
Net Investment Income (Loss)	61,569	59,476	12,018	9,767	119,241	95,990	10,389	3,886
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	—	—	8,681	26,075	—	346,023	—	26,668
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Companies Shares Sold	(104,970)	3,775	(11,592)	3,051	(63,378)	(16,877)	(2,137)	(2,825)
Futures	(17,555)	714	—	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies Shares	(1,194,131)	164,399	(116,750)	(13,649)	(2,981,497)	(537,538)	(319,766)	(75,837)
Futures	521	(288)	—	—	—	—	3	—
Net Realized and Unrealized Gain (Loss)	(1,316,135)	168,600	(119,661)	15,477	(3,044,875)	(208,392)	(321,900)	(51,994)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,254,566)	$228,076	$(107,643)	$25,244	$(2,925,634)	$(112,402)	$(311,511)	$(48,108)

*  Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	U.S. Small Cap Value Portfolio		U.S. Core Equity 1 Portfolio		U.S. Core Equity 2 Portfolio		U.S. Vector Equity Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$82,415	$120,998	—	—	—	—	—	—
Dividends	—	—	$22,861	$15,988	$48,563	$36,771	$15,666	$10,726
Interest	—	—	377	399	567	1,317	273	570
Income from Securities Lending	—	—	2,192	499	5,011	1,608	2,677	736
Total Investment Income	82,415	120,998	25,430	16,886	54,141	39,696	18,616	12,032
Expenses
Investment Advisory Services Fees	—	—	2,182	1,662	5,405	4,471	2,790	2,203
Administrative Services Fees	21,131	28,167	—	—	—	—	—	—
Accounting & Transfer Agent Fees	117	141	162	127	321	261	123	100
Custodian Fees	—	—	38	43	51	73	31	51
Filing Fees	156	151	113	62	221	222	90	68
Shareholders' Reports	296	233	33	8	88	25	44	14
Directors'/Trustees' Fees & Expenses	—	44	—	3	—	8	—	2
Professional Fees	51	126	30	21	63	44	23	14
Organizational & Offering Costs	—	—	—	—	—	—	—	3
Other	14	39	32	4	62	12	33	5
Total Expenses	21,765	28,901	2,590	1,930	6,211	5,116	3,134	2,460
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	28	—	48	—	69
Net Expenses	21,765	28,901	2,590	1,958	6,211	5,164	3,134	2,529
Net Investment Income (Loss)	60,650	92,097	22,840	14,928	47,930	34,532	15,482	9,503
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	1,046,424	875,446	—	—	—	—	—	—
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(209,110)	(37,370)	(19,218)	(3,304)	(45,734)	(15,734)	(13,893)	(1,810)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	(3,538,529)	(1,754,043)	(553,125)	15,592	(1,104,305)	(32,306)	(400,041)	(41,111)
Futures	—	—	2	—	1	—	—	—
Net Realized and Unrealized Gain (Loss)	(2,701,215)	(915,967)	(572,341)	12,288	(1,150,038)	(48,040)	(413,934)	(42,921)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(2,640,565)	$(823,870)	$(549,501)	$27,216	$(1,102,108)	$(13,508)	$(398,452)	$(33,418)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio		U.S. Small Cap Portfolio		U.S. Micro Cap Portfolio		DFA Real Estate Securities Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Period Oct. 4, 2007(a) to Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	—	$29,572	$44,797	$48,586	$66,185	—	—
Dividends	$6,442	$127	—	—	—	—	$73,675	$65,263
Interest	271	62	—	—	—	—	288	842
Income from Securities Lending	612	2	—	—	—	—	2,306	771
Total Investment Income	7,325	191	29,572	44,797	48,586	66,185	76,269	66,876
Expenses
Investment Advisory Services Fees	789	18	—	—	—	—	6,845	8,671
Administrative Services Fees	—	—	7,938	11,208	14,755	20,325	—	—
Accounting & Transfer Agent Fees	58	4	48	60	67	83	276	339
Custodian Fees	29	11	—	—	—	—	28	36
Filing Fees	92	3	106	61	128	127	123	121
Shareholders' Reports	9	—	96	78	159	141	139	106
Directors'/Trustees' Fees & Expenses	—	3	—	15	—	17	—	22
Professional Fees	8	—	16	63	28	71	49	68
Organizational & Offering Costs	31	9	—	—	—	—	—	—
Other	14	—	8	21	15	21	63	28
Total Expenses	1,030	48	8,212	11,506	15,152	20,785	7,523	9,391
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	24	(24)	—	—	—	—	—	—
Net Expenses	1,054	24	8,212	11,506	15,152	20,785	7,523	9,391
Net Investment Income (Loss)	6,271	167	21,360	33,291	33,434	45,400	68,746	57,485
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from:
Affiliated Investment Companies	—	—	243,531	216,208	379,091	436,439	—	—
Investment Securities	—	—	—	—	—	—	42,861	41,558
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Companies Shares Sold	(7,078)	(310)	(116,947)	2,061	(130,372)	(3,367)	(142,397)	181,105
Futures	—	—	—	—	—	—	(1,472)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies Shares	(179,572)	(1,432)	(1,073,797)	(321,609)	(1,674,701)	(655,320)	(893,193)	(762,357)
Futures	1	—	—	—	—	—	10	—
Net Realized and Unrealized Gain (Loss)	(186,649)	(1,742)	(947,213)	(103,340)	(1,425,982)	(222,248)	(994,191)	(539,694)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(180,378)	$(1,575)	$(925,853)	$(70,049)	$(1,392,548)	$(176,848)	$(925,445)	$(482,209)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Large Cap International Portfolio		International Core Equity Portfolio		T.A. World ex U.S. Core Equity Portfolio	International Small Company Portfolio**
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period March 6, 2008(a) to Oct. 31, 2008	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Income Distributions	—	—	—	—	$740	—	—
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, $0, $0, $10,118, and $6,923, respectively)	—	—	—	—	—	$134,751	$116,289
Interest	—	—	—	—	—	724	886
Income from Securities Lending	—	—	—	—	—	21,115	20,303
Expenses Allocated from Affiliated Investment Company	—	—	—	—	—	(6,281)	(7,403)
Total Net Investment Income Received from Affiliated Investment Companies	—	—	—	—	740	150,309	130,075
Fund Investment Income
Dividends (Net of Foreign Taxes Withheld of $5,538, $4,510, $7,639, $3,297, $118, $0, and $0, respectively)	$58,020	$54,192	$78,613	$41,557	1,658	—	—
Interest	260	350	460	797	55	295	391
Income from Securities Lending	3,484	2,853	6,958	3,111	78	—	—
Total Fund Investment Income	61,764	57,395	86,031	45,465	1,791	295	391
Fund Expenses
Investment Advisory Services Fees	4,438	4,910	7,918	5,482	264	—	—
Administrative Services Fees	—	—	—	—	—	18,152	21,375
Accounting & Transfer Agent Fees	224	241	276	194	24	78	85
Custodian Fees	267	281	590	515	181	—	—
Filing Fees	66	63	194	146	16	137	96
Shareholders' Reports	105	71	94	32	2	192	113
Directors'/Trustees' Fees & Expenses	—	16	—	12	—	—	49
Professional Fees	44	44	56	31	2	50	72
Organizational & Offering Costs	—	—	—	—	34	—	—
Other	43	37	65	18	4	35	19
Total Expenses	5,187	5,663	9,193	6,430	527	18,644	21,809
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	—	—	(167)	—	—
Net Expenses	5,187	5,663	9,193	6,430	360	18,644	21,809
Net Investment Income (Loss)	56,577	51,732	76,838	39,035	2,171	131,960	108,657
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(19,013)	37,442	(11,335)	24,982	(2,290)	(120,455)	331,045
Futures	—	—	—	—	—	(569)	—
Foreign Currency Transactions	(1,346)	174	(911)	105	6	(3,640)	1,035
In-Kind Redemptions	14,987 *	—	7,590 *	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,012,012)	231,080	(1,484,029)	105,889	(87,743)	(2,759,513)	162,772
Futures	—	—	15	—	1	(1)	—
Translation of Foreign Currency Denominated Amounts	65	(44)	73	59	56	188	160
Net Realized and Unrealized Gain (Loss)	(1,017,319)	268,652	(1,488,597)	131,035	(89,970)	(2,883,990)	495,012
Net Increase (Decrease) in Net Assets Resulting from Operations	$(960,742)	$320,384	$(1,411,759)	$170,070	$(87,799)	$(2,752,030)	$603,669

*  See Note N in the Notes to Financial Statements.

**  Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Funds (Affiliated Investment Companies).

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Japanese Small Company Portfolio*		Asia Pacific Small Company Portfolio*		United Kingdom Small Company Portfolio*		Continental Small Company Portfolio*
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Dividends (Net of Foreign Taxes Withheld of $247, $207, $92, $53, $3, $0, $636, and $378, respectively)	$3,300	$2,749	$4,282	$3,613	$1,366	$1,127	$4,361	$2,959
Interest	8	34	22	34	4	3	26	16
Income from Securities Lending	1,179	1,431	685	614	18	3	673	491
Expenses Allocated from Affiliated Investment Companies	(214)	(272)	(164)	(174)	(43)	(49)	(193)	(209)
Total Net Investment Income Received from Affiliated Investment Companies	4,273	3,942	4,825	4,087	1,345	1,084	4,867	3,257
Expenses
Administrative Services Fees	650	814	446	454	139	158	556	599
Accounting & Transfer Agent Fees	15	16	14	14	12	14	14	15
Filing Fees	17	20	20	21	15	15	22	21
Shareholders' Reports	6	5	6	4	2	1	6	4
Directors'/Trustees' Fees & Expenses	—	1	—	2	—	—	—	2
Professional Fees	34	5	26	3	10	2	30	3
Other	3	4	9	2	4	4	5	3
Total Expenses	725	865	521	500	182	194	633	647
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	5	4	34	(19)	(9)	—	56
Net Expenses	725	870	525	534	163	185	633	703
Net Investment Income (Loss)	3,548	3,072	4,300	3,553	1,182	899	4,234	2,554
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(22,824)	(7,840)	(21,574)	4,912	(771)	1,545	(16,519)	7,620
Futures	(10)	—	(34)	—	—	—	(16)	—
Foreign Currency Transactions	(46)	(35)	(193)	93	(77)	13	(16)	39
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(35,124)	365	(69,553)	32,175	(24,744)	(2,123)	(81,292)	4,064
Futures	—	—	—	—	—	—	1	—
Translation of Foreign Currency Denominated Amounts	60	19	(15)	(2)	11	—	(30)	10
Net Realized and Unrealized Gain (Loss)	(57,944)	(7,491)	(91,369)	37,178	(25,581)	(565)	(97,872)	11,733
Net Increase (Decrease) in Net Assets Resulting from Operations	$(54,396)	$(4,419)	$(87,069)	$40,731	$(24,399)	$334	$(93,638)	$14,287

*  Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	DFA International Real Estate Securities Portfolio		DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio		International Vector Equity Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Period March 1, 2007(a) to Nov. 30, 2007	Period June 4, 2008(a) to Oct. 31, 2008	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period August 14, 2008(a) to Oct. 31, 2008
Investment Income
Income Distributions Received from Affiliated Investment Companies	—	—	$24	—	—	—
Dividends (Net of Foreign Taxes Withheld of $3,569, $521, $0, $18,096, $12,474 and $9, respectively)	$23,281	$4,873	—	$247,081	$197,369	$271
Interest	144	210	8	1,361	1,792	16
Income from Securities Lending	1,002	119	—	22,024	18,729	8
Total Investment Income	24,427	5,202	32	270,466	217,890	295
Expenses
Investment Advisory Services Fees	1,513	456	—	44,953	52,077	37
Administrative Services Fees	—	—	98	—	—	—
Accounting & Transfer Agent Fees	71	33	5	803	903	6
Custodian Fees	123	64	—	1,206	1,557	41
Filing Fees	113	29	5	190	142	3
Shareholders' Reports	47	4	—	277	173	—
Directors'/Trustees' Fees & Expenses	—	3	—	—	73	—
Professional Fees	12	2	3	164	182	1
Organizational & Offering Costs	16	30	17	—	—	5
Other	21	3	3	172	144	1
Total Expenses	1,916	624	131	47,765	55,251	94
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	(89)	—	—	(45)
Net Expenses	1,916	624	42	47,765	55,251	49
Net Investment Income (Loss)	22,511	4,578	(10)	222,701	162,639	246
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(13,579)	(3)	(280)	28,945	682,920	(27)
Futures	—	—	—	(1,804)	—	—
Foreign Currency Transactions	(521)	9	—	(3,478)	3,452	(19)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(363,676)	(25,701)	(34,668)	(4,209,886)	(197,398)	(16,902)
Futures	—	—	—	28	—	1
Translation of Foreign Currency Denominated Amounts	(124)	14	—	112	46	15
Net Realized and Unrealized Gain (Loss)	(377,900)	(25,681)	(34,948)	(4,186,083)	489,020	(16,932)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(355,389)	$(21,103)	$(34,958)	$(3,963,382)	$651,659	$(16,686)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Emerging Markets Portfolio**		Emerging Markets Small Cap Portfolio**		Emerging Markets Core Equity Portfolio		DFA One-Year Fixed Income Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	—	—	—	—	—	—	$106,184	$152,964
Dividends (Net of Foreign Taxes Withheld of $8,215, $7,381, $5,238, $2,250, $2,921, $3,240 and $0, $0, respectively)	$76,217	$74,859	$31,689	$23,439	$48,922	$31,103	—	—
Interest	200	492	107	222	152	384	—	—
Income from Securities Lending	3,743	3,023	3,587	2,665	3,582	1,784	—	—
Expenses Allocated from Affiliated Investment Companies	(4,600)	(5,391)	(3,191)	(3,633)	—	—	—	—
Total Investment Income	75,560	72,983	32,192	22,693	52,656	33,271	106,184	152,964
Expenses
Investment Advisory Services Fees	—	—	—	—	8,838	7,247	—	—
Administrative Services Fees	10,054	11,536	4,706	5,248	—	—	3,110	3,019
Accounting & Transfer Agent Fees	50	52	27	29	204	168	57	54
Custodian Fees	—	—	—	—	1,127	1,061	—	—
Filing Fees	91	48	62	65	85	47	155	136
Shareholders' Reports	125	101	51	43	100	16	119	70
Directors'/Trustees' Fees & Expenses	—	23	—	16	—	10	—	15
Professional Fees	33	40	17	15	65	34	26	38
Other	21	19	12	9	51	33	22	9
Total Expenses	10,374	11,819	4,875	5,425	10,470	8,616	3,489	3,341
Net Investment Income (Loss)	65,186	61,164	27,317	17,268	42,186	24,655	102,695	149,623
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	25,666	138,572	(21,877)	98,170	(64,050)	7,602	(1,880)	(1,012)
Futures	(348)	—	(404)	—	—	—	—	—
Foreign Currency Transactions	(820)	(116)	(1,270)	(319)	(1,282)	(348)	—	—
In-Kind Redemptions	—	—	—	—	1,902 *	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,562,393)	809,069	(754,950)	268,054	(1,113,650)	426,503	(12,482)	3,935
Futures	30	—	9	—	4	—	—	—
Translation of Foreign Currency Denominated Amounts	(130)	(26)	(175)	74	30	(1)	—	—
Change in Deferred Thailand Capital Gains Tax	2,600	(825)	1,394	(451)	1,150	(772)	—	—
Net Realized and Unrealized Gain (Loss)	(1,535,395)	946,674	(777,273)	365,528	(1,175,896)	432,984	(14,362)	2,923
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,470,209)	$1,007,838	$(749,956)	$382,796	$(1,133,710)	$457,639	$88,333	$152,546

*  See Note N in the Notes to Financial Statements.

**  Investment Income and Realized and Unrealized Gain (Loss) were allocated from each Portfolio's respective Master Fund (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	DFA Two-Year Global Fixed Income Portfolio		DFA Selectively Hedged Global Fixed Income Portfolio		DFA Five-Year Government Portfolio		DFA Five-Year Global Fixed Income Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Jan. 9, 2008(a) to Oct. 31, 2008	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$123,831	$74,674	—	—	—	—	—
Interest	—	—	$5,608	$33,093	$54,069	$92,242	$95,585
Total Investment Income	123,831	74,674	5,608	33,093	54,069	92,242	95,585
Expenses
Investment Advisory Services Fees	—	—	184	2,205	2,146	8,193	7,265
Administrative Services Fees	2,920	2,761	—	—	—	—	—
Accounting & Transfer Agent Fees	54	49	34	143	138	391	344
Custodian Fees	—	—	12	12	13	211	285
Filing Fees	112	100	28	59	61	127	131
Shareholders' Reports	123	78	3	52	35	138	67
Directors'/Trustees' Fees & Expenses	—	13	—	—	6	—	24
Professional Fees	25	35	2	25	24	71	58
Organizational & Offering Costs	—	—	32	—	—	—	—
Other	27	10	3	17	9	50	21
Total Expenses	3,261	3,046	298	2,513	2,432	9,181	8,195
Net Investment Income (Loss)	120,570	71,628	5,310	30,580	51,637	83,061	87,390
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Company Shares Sold	(784)	(792)	84	2,704	—	(7,737)	(13,531)
Foreign Currency Transactions	—	—	(7,531)	—	—	(17,965)	(29,264)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares and Foreign Currency	(28,565)	65,338	(28,840)	4,964	645	8,004	31,164
Translation of Foreign Currency Denominated Amounts	—	—	(472)	—	—	(14,921)	67,297
Net Realized and Unrealized Gain (Loss)	(29,349)	64,546	(36,759)	7,668	645	(32,619)	55,666
Net Increase (Decrease) in Net Assets Resulting from Operations	$91,221	$136,174	$(31,449)	$38,248	$52,282	$50,442	$143,056

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	DFA Intermediate Government Fixed Income Portfolio		DFA Inflation-Protected Securities Portfolio		DFA Short-Term Municipal Bond Portfolio		DFA California Short-Term Municipal Bond Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007
Investment Income
Interest	$57,408	$52,592	$22,691	$4,412	$20,534	$27,485	$4,041	$1,633
Total Investment Income	57,408	52,592	22,691	4,412	20,534	27,485	4,041	1,633
Expenses
Investment Advisory Services Fees	1,254	1,086	316	92	1,813	1,666	318	93
Accounting & Transfer Agent Fees	160	139	54	30	120	112	36	18
Custodian Fees	14	12	4	2	12	12	3	2
Filing Fees	70	74	41	16	50	47	38	11
Shareholders' Reports	49	23	20	6	28	15	4	1
Directors'/Trustees' Fees & Expenses	—	12	—	2	—	3	—	1
Professional Fees	27	23	7	3	19	16	3	6
Organizational & Offering Costs	—	—	—	43	—	—	11	23
Other	20	6	9	1	15	5	6	1
Total Expenses	1,594	1,375	451	195	2,057	1,876	419	156
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	—	31	(11)	—	—	16	(16)
Net Expenses	1,594	1,375	482	184	2,057	1,876	435	140
Net Investment Income (Loss)	55,814	51,217	22,209	4,228	18,477	25,609	3,606	1,493
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	6,370	99	416	—	—	—	(19)	(4)
Change in Unrealized Appreciation (Depreciation) of Investment Securities and Foreign Currency	(24,474)	43,651	(60,021)	11,920	(3,435)	2,926	(1,259)	210
Net Realized and Unrealized Gain (Loss)	(18,104)	43,750	(59,605)	11,920	(3,435)	2,926	(1,278)	206
Net Increase (Decrease) in Net Assets Resulting from Operations	$37,710	$94,967	$(37,396)	$16,148	$15,042	$28,535	$2,328	$1,699

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Large Company Portfolio			Enhanced U.S. Large Company Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$61,569	$59,476	$45,195	$12,018	$9,767	$3,907
Capital Gain Distributions Received from Affiliated Investment Companies	—	—	—	8,681	26,075	4,136
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Companies Shares Sold	(104,970)	3,775	(8,405)	(11,592)	3,051	277
Futures	(17,555)	714	2,338	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies Shares	(1,194,131)	164,399	297,153	(116,750)	(13,649)	32,933
Futures	521	(288)	(1,669)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,254,566)	228,076	334,612	(107,643)	25,244	41,253
Distributions From:
Net Investment Income:
Institutional Class Shares	(67,060)	(55,847)	(41,748)	(10,906)	(11,397)	(5,651)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(4,842)	(11,623)	—
Net Long-Term Gains:
Institutional Class Shares	—	—	—	(17,601)	(1,991)	—
Total Distributions	(67,060)	(55,847)	(41,748)	(33,349)	(25,011)	(5,651)
Capital Share Transactions (1):
Shares Issued	1,128,680	906,212	832,648	75,527	93,808	105,090
Shares Issued in Lieu of Cash Distributions	59,339	51,856	39,758	32,429	24,050	5,584
Shares Redeemed	(738,188)	(583,275)	(384,587)	(103,683)	(128,257)	(112,603)
Net Increase (Decrease) from Capital Share Transactions	449,831	374,793	487,819	4,273	(10,399)	(1,929)
Total Increase (Decrease) in Net Assets	(871,795)	547,022	780,683	(136,719)	(10,166)	33,673
Net Assets
Beginning of Period	3,415,833	2,868,811	2,088,128	337,050	347,216	313,543
End of Period	$2,544,038	$3,415,833	$2,868,811	$200,331	$337,050	$347,216
(1) Shares Issued and Redeemed:
Shares Issued	29,917	21,005	21,866	9,136	8,538	10,401
Shares Issued in Lieu of Cash Distributions	1,514	1,222	1,066	3,364	2,263	570
Shares Redeemed	(20,702)	(13,462)	(10,136)	(12,436)	(11,632)	(11,186)
	10,729	8,765	12,796	64	(831)	(215)
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$10,863	$16,354	$12,725	$15,378	$4	$1,634

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Large Cap Value Portfolio			U.S. Targeted Value Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$119,241	$95,990	$82,268	$10,389	$3,886	$2,256
Capital Gain Distributions Received from Affiliated Investment Companies	—	346,023	138,196	—	26,668	16,223
Net Realized Gain (Loss) on
Investment Securities Sold/Affiliated Investment Companies Shares Sold	(63,378)	(16,877)	1,724	(2,137)	(2,825)	250
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies Shares	(2,981,497)	(537,538)	642,594	(319,766)	(75,837)	14,804
Futures	—	—	—	3	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,925,634)	(112,402)	864,782	(311,511)	(48,108)	33,533
Distributions From:
Net Investment Income:
Class R1 Shares	—	—	—	(351)	—	—
Class R2 Shares	—	—	—	(10)	—	—
Institutional Class Shares	(113,742)	(88,197)	(71,162)	(7,766)	(3,642)	(2,666)
Net Short-Term Gains:
Institutional Class Shares	(304)	(10,685)	(9,775)	—	(5,313)	(4,163)
Net Long-Term Gains:
Institutional Class Shares	(315,650)	(127,166)	(1,645)	(14,019)	(11,902)	(10,180)
Total Distributions	(429,696)	(226,048)	(82,582)	(22,146)	(20,857)	(17,009)
Capital Share Transactions (1):
Shares Issued	2,629,415	2,547,717	2,237,439	975,465	500,717 *	49,909
Shares Issued in Lieu of Cash Distributions	398,086	203,411	72,993	21,294	18,152	13,833
Shares Redeemed	(1,877,275)	(1,287,212)	(728,629)	(335,145)	(110,437)	(37,523)
Net Increase (Decrease) from Capital Share Transactions	1,150,226	1,463,916	1,581,803	661,614	408,432	26,219
Total Increase (Decrease) in Net Assets	(2,205,104)	1,125,466	2,364,003	327,957	339,467	42,743
Net Assets
Beginning of Period	7,535,552	6,410,086	4,046,083	554,805	215,338	172,595
End of Period	$5,330,448	$7,535,552	$6,410,086	$882,762	$554,805	$215,338
(1) Shares Issued and Redeemed:
Shares Issued	131,947	97,946	96,122	71,448	28,579	2,870
Shares Issued in Lieu of Cash Distributions	17,729	8,025	3,257	1,447	1,060	876
Shares Redeemed	(92,441)	(50,063)	(31,524)	(25,199)	(6,247)	(2,182)
	57,235	55,908	67,855	47,696	23,392	1,564
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$25,004	$23,690	$21,790	$2,098	$794	$225

*  Includes $6,246 in capital contributions related to the liquidation of The U.S. Targeted Value Series. See Organization note within the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Small Cap Value Portfolio			U.S. Core Equity 1 Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$60,650	$92,097	$72,762	$22,840	$14,928	$5,932
Capital Gain Distributions Received from Affiliated Investment Company	1,046,424	875,446	658,949	—	—	—
Net Realized Gain (Loss) on Investment Securities Sold/Affiliated Investment Company Shares Sold	(209,110)	(37,370)	(4,180)	(19,218)	(3,304)	1,503
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Company Shares	(3,538,529)	(1,754,043)	697,484	(553,125)	15,592	52,372
Futures	—	—	—	2	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(2,640,565)	(823,870)	1,425,015	(549,501)	27,216	59,807
Distributions From:
Net Investment Income:
Institutional Class Shares	(74,354)	(85,546)	(58,998)	(22,927)	(14,899)	(5,955)
Net Short-Term Gains:
Institutional Class Shares	—	(72,477)	(34,788)	—	(578)	(13)
Net Long-Term Gains:
Institutional Class Shares	(746,639)	(592,599)	(507,342)	—	(1,040)	—
Total Distributions	(820,993)	(750,622)	(601,128)	(22,927)	(16,517)	(5,968)
Capital Share Transactions (1):
Shares Issued	1,857,448	2,756,160	1,772,199	1,087,323	609,131	487,106
Shares Issued in Lieu of Cash Distributions	798,952	722,554	575,437	21,544	16,079	5,909
Shares Redeemed	(2,493,743)	(1,839,654)	(1,357,479)	(425,908)	(78,148)	(18,175)
Net Increase (Decrease) from Capital Share Transactions	162,657	1,639,060	990,157	682,959	547,062	474,840
Total Increase (Decrease) in Net Assets	(3,298,901)	64,568	1,814,044	110,531	557,761	528,679
Net Assets
Beginning of Period	8,802,846	8,738,278	6,924,234	1,210,031	652,270	123,591
End of Period	$5,503,945	$8,802,846	$8,738,278	$1,320,562	$1,210,031	$652,270
(1) Shares Issued and Redeemed:
Shares Issued	84,519	93,005	60,848	107,874	50,720	45,767
Shares Issued in Lieu of Cash Distributions	34,137	24,691	21,722	2,264	1,371	550
Shares Redeemed	(113,726)	(62,068)	(46,827)	(43,396)	(6,544)	(1,697)
	4,930	55,628	35,743	66,742	45,547	44,620
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$31,701	$8,847	$8,394	$257	$344	$366

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Core Equity 2 Portfolio			U.S. Vector Equity Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$47,930	$34,532	$9,455	$15,482	$9,503	2,530
Net Realized Gain (Loss) on Investment Securities Sold	(45,734)	(15,734)	2,921	(13,893)	(1,810)	6,315
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(1,104,305)	(32,306)	95,057	(400,041)	(41,111)	35,256
Futures	1	—	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,102,108)	(13,508)	107,433	(398,452)	(33,418)	44,101
Distributions From:
Net Investment Income:
Institutional Class Shares	(48,004)	(34,490)	(9,388)	(14,964)	(7,650)	(1,296)
Net Short-Term Gains:
Institutional Class Shares	—	(1,625)	(20)	—	(6,329)	—
Net Long-Term Gains:
Institutional Class Shares	—	(1,516)	—	—	—	—
Total Distributions	(48,004)	(37,631)	(9,408)	(14,964)	(13,979)	(1,296)
Capital Share Transactions (1):
Shares Issued	1,647,226	2,019,061	957,339	599,481	689,895	388,675
Shares Issued in Lieu of Cash Distributions	47,199	37,027	9,288	14,671	13,800	1,293
Shares Redeemed	(982,705)	(281,839)	(30,420)	(309,855)	(99,868)	(29,461)
Net Increase (Decrease) from Capital Share Transactions	711,720	1,774,249	936,207	304,297	603,827	360,507
Total Increase (Decrease) in Net Assets	(438,392)	1,723,110	1,034,232	(109,119)	556,430	403,312
Net Assets
Beginning of Period	2,939,420	1,216,310	182,078	959,742	403,312	—
End of Period	$2,501,028	$2,939,420	$1,216,310	$850,623	$959,742	$403,312
(1) Shares Issued and Redeemed:
Shares Issued	166,628	165,360	88,583	59,904	57,308	36,777
Shares Issued in Lieu of Cash Distributions	5,013	3,137	852	1,411	1,170	121
Shares Redeemed	(97,859)	(23,138)	(2,811)	(31,898)	(8,342)	(2,696)
	73,782	145,359	86,624	29,417	50,136	34,202
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$399	$473	$581	$3,637	$3,119	$1,276

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	T.A. U.S. Core Equity 2 Portfolio		U.S. Small Cap Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Period Oct. 4, 2007(a) to Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$6,271	$167	$21,360	$33,291	$24,118
Capital Gain Distributions Received from Affiliated Investment Companies	—	—	243,531	216,208	170,953
Net Realized Gain (Loss) on
Investment Securities Sold/Affiliated Investment Companies Shares Sold	(7,078)	(310)	(116,947)	2,061	(5,181)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies Shares	(179,572)	(1,432)	(1,073,797)	(321,609)	233,973
Futures	1	—	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(180,378)	(1,575)	(925,853)	(70,049)	423,863
Distributions From:
Net Investment Income:
Institutional Class Shares	(4,648)	—	(26,222)	(32,047)	(18,099)
Net Short-Term Gains:
Institutional Class Shares	—	—	(8,922)	(34,803)	(31,411)
Net Long-Term Gains:
Institutional Class Shares	—	—	(173,725)	(134,723)	(117,599)
Total Distributions	(4,648)	—	(208,869)	(201,573)	(167,109)
Capital Share Transactions (1):
Shares Issued	995,838	120,639	937,947	727,472	724,661
Shares Issued in Lieu of Cash Distributions	4,587	—	204,052	197,467	164,466
Shares Redeemed	(336,741)	(12,557)	(1,225,521)	(665,423)	(490,352)
Net Increase (Decrease) from Capital Share Transactions	663,684	108,082	(83,522)	259,516	398,775
Total Increase (Decrease) in Net Assets	478,658	106,507	(1,218,244)	(12,106)	655,529
Net Assets
Beginning of Period	106,507	—	3,285,093	3,297,199	2,641,670
End of Period	$585,165	$106,507	$2,066,849	$3,285,093	$3,297,199
(1) Shares Issued and Redeemed:
Shares Issued	125,252	12,664	54,875	33,265	34,475
Shares Issued in Lieu of Cash Distributions	543	—	10,771	9,289	8,437
Shares Redeemed	(44,316)	(1,335)	(70,022)	(30,180)	(23,449)
	81,479	11,329	(4,376)	12,374	19,463
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$1,827	$173	$7,754	$3,498	$4,811

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	U.S. Micro Cap Portfolio			DFA Real Estate Securities Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$33,434	$45,400	$28,402	$68,746	$57,485	$50,355
Capital Gain Distributions Received from:
Affiliated Investment Companies	379,091	436,439	409,412	—	—	—
Investment Securities	—	—	—	42,861	41,558	17,858
Net Realized Gain (Loss) on:
Investment Securities Sold/Affiliated Investment Companies Shares Sold	(130,372)	(3,367)	(7,358)	(142,397)	181,105	75,136
Futures	—	—	—	(1,472)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities/Affiliated Investment Companies Shares	(1,674,701)	(655,320)	160,973	(893,193)	(762,357)	610,102
Futures	—	—	—	10	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,392,548)	(176,848)	591,429	(925,445)	(482,209)	753,451
Distributions From:
Net Investment Income:
Institutional Class Shares	(42,596)	(40,532)	(20,854)	(31,389)	(62,692)	(79,145)
Net Short-Term Gains:
Institutional Class Shares	(40,254)	(62,657)	(72,770)	(3,305)	(2,939)	—
Net Long-Term Gains:
Institutional Class Shares	(350,779)	(324,224)	(208,506)	(200,903)	(70,533)	(28,912)
Total Distributions	(433,629)	(427,413)	(302,130)	(235,597)	(136,164)	(108,057)
Capital Share Transactions (1):
Shares Issued	799,061	1,088,866	1,028,184	946,371	1,093,839	711,130
Shares Issued in Lieu of Cash Distributions	425,522	415,408	289,242	232,037	133,705	105,884
Shares Redeemed	(1,174,552)	(1,023,645)	(732,233)	(941,862)	(774,740)	(462,032)
Net Increase (Decrease) from Capital Share Transactions	50,031	480,629	585,193	236,546	452,804	354,982
Total Increase (Decrease) in Net Assets	(1,776,146)	(123,632)	874,492	(924,496)	(165,569)	1,000,376
Net Assets
Beginning of Period	4,700,371	4,824,003	3,949,511	2,671,457	2,837,026	1,836,650
End of Period	$2,924,225	$4,700,371	$4,824,003	$1,746,961	$2,671,457	$2,837,026
(1) Shares Issued and Redeemed:
Shares Issued	65,963	68,282	65,144	41,914	34,996	24,946
Shares Issued in Lieu of Cash Distributions	32,229	26,806	19,632	9,889	4,257	3,849
Shares Redeemed	(97,545)	(64,141)	(46,421)	(41,934)	(24,958)	(16,184)
	647	30,947	38,355	9,869	14,295	12,611
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$36,069	$6,812	$4,469	$34,213	$161	$(209)

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Large Cap International Portfolio			International Core Equity Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$56,577	$51,732	$35,857	$76,838	$39,035	$10,384
Net Realized Gain (Loss) on:
Investment Securities Sold	(19,013)	37,442	16,379	(11,335)	24,982	2,392
Foreign Currency Transactions	(1,346)	174	17	(911)	105	(150)
In-Kind Redemptions	14,987 *	—	—	7,590 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,012,012)	231,080	286,181	(1,484,029)	105,889	96,717
Futures	—	—	—	15	—	—
Translation of Foreign Currency Denominated Amounts	65	(44)	147	73	59	21
Net Increase (Decrease) in Net Assets Resulting from Operations	(960,742)	320,384	338,581	(1,411,759)	170,070	109,364
Distributions From:
Net Investment Income:
Institutional Class Shares	(53,392)	(51,063)	(40,654)	(76,637)	(38,518)	(9,763)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(7,592)	(2,252)	—
Net Long-Term Gains:
Institutional Class Shares	(28,968)	—	—	(17,164)	(205)	—
Total Distributions	(82,360)	(51,063)	(40,654)	(101,393)	(40,975)	(9,763)
Capital Share Transactions (1):
Shares Issued	534,434	529,554	389,496	1,729,052	1,460,555	641,548
Shares Issued in Lieu of Cash Distributions	78,686	47,880	37,524	97,113	39,306	9,439
Shares Redeemed	(587,338)*	(295,814)	(177,163)	(674,151)*	(137,846)	(20,760)
Net Increase (Decrease) from Capital Share Transactions	25,782	281,620	249,857	1,152,014	1,362,015	630,227
Total Increase (Decrease) in Net Assets	(1,017,320)	550,941	547,784	(361,138)	1,491,110	729,828
Net Assets
Beginning of Period	2,224,180	1,673,239	1,125,455	2,342,187	851,077	121,249
End of Period	$1,206,860	$2,224,180	$1,673,239	$1,981,049	$2,342,187	$851,077
(1) Shares Issued and Redeemed:
Shares Issued	24,768	20,502	18,097	156,232	103,681	55,322
Shares Issued in Lieu of Cash Distributions	3,394	1,862	1,796	8,456	2,819	820
Shares Redeemed	(28,525)	(11,428)	(8,223)	(62,282)	(9,741)	(1,765)
	(363)	10,936	11,670	102,406	96,759	54,377
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$449	$(1,254)	$(1,125)	$(485)	$1,609	$860

*  See Note N in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	T.A. World ex U.S. Core Equity Portfolio	International Small Company Portfolio			Japanese Small Company Portfolio
	Period Mar. 6, 2008(a) to Oct. 31, 2008	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,171	$131,960	$108,657	$76,419	$3,548	$3,072	$2,264
Net Realized Gain (Loss) on:
Investment Securities Sold	(2,290)	(120,455)	331,045	164,696	(22,824)	(7,840)	(2,237)
Futures	—	(569)	—	—	(10)	—	—
Foreign Currency Transactions	6	(3,640)	1,035	(124)	(46)	(35)	(10)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(87,743)	(2,759,513)	162,772	653,248	(35,124)	365	(6,622)
Futures	1	(1)	—	—	—	—	—
Translation of Foreign Currency Denominated Amounts	56	188	160	329	60	19	30
Net Increase (Decrease) in Net Assets Resulting from Operations	(87,799)	(2,752,030)	603,669	894,568	(54,396)	(4,419)	(6,575)
Distributions From:
Net Investment Income:
Institutional Class Shares	(1,192)	(132,809)	(114,210)	(72,041)	(3,574)	(2,759)	(2,258)
Net Short-Term Gains:
Institutional Class Shares	—	(36,135)	(28,033)	(13,690)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	—	(278,291)	(129,328)	(118,813)	—	—	—
Total Distributions	(1,192)	(447,235)	(271,571)	(204,544)	(3,574)	(2,759)	(2,258)
Capital Share Transactions (1):
Shares Issued	408,243	1,327,412	1,085,538	1,415,453	32,726	102,980	58,289
Shares Issued in Lieu of Cash Distributions	1,155	430,141	258,985	194,947	3,367	2,746	2,247
Shares Redeemed	(92,089)	(1,071,124)	(625,483)	(479,584)	(43,830)	(68,425)	(52,741)
Net Increase (Decrease) from Capital Share Transactions	317,309	686,429	719,040	1,130,816	(7,737)	37,301	7,795
Total Increase (Decrease) in Net Assets	228,318	(2,512,836)	1,051,138	1,820,840	(65,707)	30,123	(1,038)
Net Assets
Beginning of Period	—	5,597,209	4,546,071	2,725,231	199,080	168,957	169,995
End of Period	$228,318	$3,084,373	$5,597,209	$4,546,071	$133,373	$199,080	$168,957
(1) Shares Issued and Redeemed:
Shares Issued	51,464	83,183	52,082	80,962	2,312	5,861	3,085
Shares Issued in Lieu of Cash Distributions	124	24,110	13,230	11,924	220	157	122
Shares Redeemed	(12,532)	(70,097)	(30,074)	(27,283)	(3,276)	(3,939)	(2,859)
	39,056	37,196	35,238	65,603	(744)	2,079	348
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$1,014	$8,898	$6,151	$11,888	$964	$894	$489

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Asia Pacific Small Company Portfolio			United Kingdom Small Company Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$4,300	$3,553	$2,007	$1,182	$899	$552
Net Realized Gain (Loss) on:
Investment Securities Sold	(21,574)	4,912	(863)	(771)	1,545	1,355
Futures	(34)	—	—	—	—	—
Foreign Currency Transactions	(193)	93	(40)	(77)	13	10
Change in Unrealized Appreciation (Depreciation) of: Investment Securities and Foreign Currency	(69,553)	32,175	16,555	(24,744)	(2,123)	7,425
Translation of Foreign Currency Denominated Amounts	(15)	(2)	1	11	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(87,069)	40,731	17,660	(24,399)	334	9,342
Distributions From:
Net Investment Income:
Institutional Class Shares	(4,433)	(3,089)	(1,662)	(1,104)	(1,097)	(594)
Return of Capital	—	—	—	(19)	—	—
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(123)	(217)	(167)
Net Long-Term Gains:
Institutional Class Shares	—	—	—	(1,311)	(1,092)	(851)
Total Distributions	(4,433)	(3,089)	(1,662)	(2,557)	(2,406)	(1,612)
Capital Share Transactions (1):
Shares Issued	51,749	58,296	23,659	25,474	11,009	4,976
Shares Issued in Lieu of Cash Distributions	4,090	3,008	1,630	2,517	2,404	1,611
Shares Redeemed	(46,600)	(24,176)	(8,677)	(12,291)	(6,010)	(3,087)
Net Increase (Decrease) from Capital Share Transactions	9,239	37,128	16,612	15,700	7,403	3,500
Total Increase (Decrease) in Net Assets	(82,263)	74,770	32,610	(11,256)	5,331	11,230
Net Assets
Beginning of Period	146,307	71,537	38,927	37,139	31,808	20,578
End of Period	$64,044	$146,307	$71,537	$25,883	$37,139	$31,808
(1) Shares Issued and Redeemed:
Shares Issued	2,384	2,409	1,385	1,087	327	178
Shares Issued in Lieu of Cash Distributions	168	131	103	96	74	65
Shares Redeemed	(2,157)	(979)	(505)	(556)	(179)	(113)
	395	1,561	983	627	222	130
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$412	$621	$163	$(41)	$(171)	—

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Continental Small Company Portfolio			DFA International Real Estate Securities Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Period March 1, 2007(a) to Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$4,234	$2,554	$1,251	$22,511	$4,578
Net Realized Gain (Loss) on:
Investment Securities Sold	(16,519)	7,620	2,501	(13,579)	(3)
Futures	(16)	—	—	—	—
Foreign Currency Transactions	(16)	39	—	(521)	9
Change in Unrealized Appreciation (Depreciation) of: Investment Securities and Foreign Currency	(81,292)	4,064	22,126	(363,676)	(25,701)
Futures	1	—	—	—	—
Translation of Foreign Currency Denominated Amounts	(30)	10	6	(124)	14
Net Increase (Decrease) in Net Assets Resulting from Operations	(93,638)	14,287	25,884	(355,389)	(21,103)
Distributions From:
Net Investment Income:
Institutional Class Shares	(3,979)	(2,638)	(1,315)	(19,783)	(2,361)
Return of Capital	(97)	—	—	—	—
Net Short-Term Gains:
Institutional Class Shares	(347)	(549)	(152)	—	—
Net Long-Term Gains:
Institutional Class Shares	(6,764)	(1,842)	(5,105)	—	—
Total Distributions	(11,187)	(5,029)	(6,572)	(19,783)	(2,361)
Capital Share Transactions (1):
Shares Issued	72,836	94,168	23,819	580,235	375,453
Shares Issued in Lieu of Cash Distributions	10,871	4,921	6,468	19,359	2,263
Shares Redeemed	(55,803)	(27,699)	(11,399)	(166,782)	(17,412)
Net Increase (Decrease) from Capital Share Transactions	27,904	71,390	18,888	432,812	360,304
Total Increase (Decrease) in Net Assets	(76,921)	80,648	38,200	57,640	336,840
Net Assets
Beginning of Period	170,909	90,261	52,061	336,840	—
End of Period	$93,988	$170,909	$90,261	$394,480	$336,840
(1) Shares Issued and Redeemed:
Shares Issued	3,830	4,007	1,338	81,466	37,594
Shares Issued in Lieu of Cash Distributions	539	227	429	2,444	239
Shares Redeemed	(3,056)	(1,195)	(657)	(25,570)	(1,821)
	1,313	3,039	1,110	58,340	36,012
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$(43)	$(198)	$(32)	$4,089	$1,877

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	DFA Global Real Estate Securities Portfolio	DFA International Small Cap Value Portfolio			International Vector Equity Portfolio	Emerging Markets Portfolio
	Period June 4, 2008(a) to Oct. 31, 2008	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period August 14, 2008(a) to Oct. 31, 2008	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$(10)	$222,701	$162,639	$100,905	$246	$65,186	$61,164	$44,476
Net Realized Gain (Loss) on:
Investment Securities Sold	(280)	28,945	682,920	407,891	(27)	25,666	138,572	27,573
Futures	—	(1,804)	—	—	—	(348)	—	—
Foreign Currency Transactions	—	(3,478)	3,452	944	(19)	(820)	(116)	(570)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(34,668)	(4,209,886)	(197,398)	940,331	(16,902)	(1,562,393)	809,069	471,238
Futures	—	28	—	—	1	30	—	—
Translation of Foreign Currency Denominated Amounts	—	112	46	622	15	(130)	(26)	(23)
Change in Deferred Thailand Capital Gains Tax	—	—	—	—	—	2,600	(825)	883
Net Increase (Decrease) in Net Assets Resulting from Operations	(34,958)	(3,963,382)	651,659	1,450,693	(16,686)	(1,470,209)	1,007,838	543,577
Distributions From:
Net Investment Income:
Institutional Class Shares	—	(245,481)	(179,161)	(99,195)	—	(63,916)	(50,360)	(53,784)
Net Short-Term Gains:
Institutional Class Shares	—	(65,513)	(22,039)	(25,926)	—	(855)	—	—
Net Long-Term Gains:
Institutional Class Shares	—	(533,622)	(365,355)	(160,786)	—	(126,608)	(14,375)	—
Total Distributions	—	(844,616)	(566,555)	(285,907)	—	(191,379)	(64,735)	(53,784)
Capital Share Transactions (1):
Shares Issued	144,246	2,492,365	2,243,987	1,837,883	88,814	564,637	654,824	660,484
Shares Issued in Lieu of Cash Distributions	—	812,456	539,597	270,084	—	160,500	52,208	43,208
Shares Redeemed	(18,616)	(1,877,934)	(1,420,896)	(668,114)	(5,354)	(943,731)	(606,683)	(653,681)
Net Increase (Decrease) from Capital Share Transactions	125,630	1,426,887	1,362,688	1,439,853	83,460	(218,594)	100,349	50,011
Total Increase (Decrease) in Net Assets	90,672	(3,381,111)	1,447,792	2,604,639	66,774	(1,880,182)	1,043,452	539,804
Net Assets
Beginning of Period	—	8,180,859	6,733,067	4,128,428	—	3,388,442	2,344,990	1,805,186
End of Period	$90,672	$4,799,748	$8,180,859	$6,733,067	$66,774	$1,508,260	$3,388,442	$2,344,990
(1) Shares Issued and Redeemed:
Shares Issued	17,468	143,771	98,177	94,173	10,648	20,801	21,863	29,503
Shares Issued in Lieu of Cash Distributions	—	43,511	25,571	15,209	—	5,181	1,846	2,071
Shares Redeemed	(2,460)	(114,727)	(62,812)	(34,273)	(741)	(33,697)	(19,853)	(30,000)
	15,008	72,555	60,936	75,109	9,907	(7,715)	3,856	1,574
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$6	$681	$33,083	$14,322	$232	$5,826	$10,896	$3,623

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Emerging Markets Small Cap Portfolio			Emerging Markets Core Equity Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$27,317	$17,268	$12,622	$42,186	$24,655	$9,949
Net Realized Gain (Loss) on:
Investment Securities Sold	(21,877)	98,170	56,591	(64,050)	7,602	3,174
Futures	(404)	—	—	—	—	—
Foreign Currency Transactions	(1,270)	(319)	(457)	(1,282)	(348)	(915)
In-Kind Redemptions	—	—	—	1,902 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(754,950)	268,054	149,128	(1,113,650)	426,503	134,318
Futures	9	—	—	4	—	—
Translation of Foreign Currency Denominated Amounts	(175)	74	5	30	(1)	18
Change in Deferred Thailand Capital Gains Tax	1,394	(451)	(387)	1,150	(772)	(380)
Net Increase (Decrease) in Net Assets Resulting from Operations	(749,956)	382,796	217,502	(1,133,710)	457,639	146,164
Distributions From:
Net Investment Income:
Institutional Class Shares	(24,950)	(13,632)	(11,250)	(40,942)	(23,343)	(8,470)
Return of Capital	—	—	—	(204)	—	—
Net Short-Term Gains:
Institutional Class Shares	(7,087)	(5,938)	(3,016)	(1,827)	(1,657)	(80)
Net Long-Term Gains:
Institutional Class Shares	(83,694)	(46,706)	(8,357)	(5,265)	(1,602)	—
Total Distributions	(115,731)	(66,276)	(22,623)	(48,238)	(26,602)	(8,550)
Capital Share Transactions (1):
Shares Issued	293,300	507,036	275,906	940,532	857,837	545,478
Shares Issued in Lieu of Cash Distributions	95,251	60,107	20,057	47,045	25,903	8,399
Shares Redeemed	(433,687)	(264,459)	(134,272)	(479,569)*	(307,447)	(87,918)
Net Increase (Decrease) from Capital Share Transactions	(45,136)	302,684	161,691	508,008	576,293	465,959
Total Increase (Decrease) in Net Assets	(910,823)	619,204	356,570	(673,940)	1,007,330	603,573
Net Assets
Beginning of Period	1,458,152	838,948	482,378	1,829,466	822,136	218,563
End of Period	$547,329	$1,458,152	$838,948	$1,155,526	$1,829,466	$822,136
(1) Shares Issued and Redeemed:
Shares Issued	17,412	23,711	18,155	59,236	46,855	41,437
Shares Issued in Lieu of Cash Distributions	4,649	3,382	1,441	3,094	1,454	655
Shares Redeemed	(24,805)	(12,406)	(8,956)	(31,680)	(16,331)	(6,704)
	(2,744)	14,687	10,640	30,650	31,978	35,388
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,451	$2,393	$935	$(45)	$(11)	$1,260

*  See Note N in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	DFA One-Year Fixed Income Portfolio			DFA Two-Year Global Fixed Income Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$102,695	$149,623	$88,286	$120,570	$71,628	$15,882
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(1,880)	(1,012)	(5,010)	(784)	(792)	(1,259)
Change in Unrealized Appreciation (Depreciation) of
Affiliated Investment Company Shares	(12,482)	3,935	19,409	(28,565)	65,338	81,636
Net Increase (Decrease) in Net Assets Resulting from Operations	88,333	152,546	102,685	91,221	136,174	96,259
Distributions From:
Net Investment Income:
Institutional Class Shares	(102,391)	(149,471)	(88,029)	(99,225)	(78,938)	(28,485)
Net Short-Term Gains:
Institutional Class Shares	—	—	—	(300)	—	—
Net Long-Term Gains:
Institutional Class Shares	—	—	—	(299)	—	—
Total Distributions	(102,391)	(149,471)	(88,029)	(99,824)	(78,938)	(28,485)
Capital Share Transactions (1):
Shares Issued	1,593,555	2,045,675	1,537,273	860,433	1,087,521	873,041
Shares Issued in Lieu of Cash Distributions	100,257	146,025	86,450	98,963	78,258	28,271
Shares Redeemed	(1,714,911)	(1,383,749)	(1,173,712)	(923,706)	(548,739)	(538,333)
Net Increase (Decrease) from Capital Share Transactions	(21,099)	807,951	450,011	35,690	617,040	362,979
Total Increase (Decrease) in Net Assets	(35,157)	811,026	464,667	27,087	674,276	430,753
Net Assets
Beginning of Period	3,229,577	2,418,551	1,953,884	3,097,898	2,423,622	1,992,869
End of Period	$3,194,420	$3,229,577	$2,418,551	$3,124,985	$3,097,898	$2,423,622
(1) Shares Issued and Redeemed:
Shares Issued	156,545	200,504	151,526	83,111	105,633	87,913
Shares Issued in Lieu of Cash Distributions	9,865	14,346	8,532	9,614	7,641	2,892
Shares Redeemed	(168,625)	(135,669)	(115,658)	(89,218)	(53,359)	(54,202)
	(2,215)	79,181	44,400	3,507	59,915	36,603
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$9,703	$545	$393	$78,106	$206	$7,516

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	DFA Selectively Hedged Global Fixed Income Portfolio	DFA Five-Year Government Portfolio			DFA Five-Year Global Fixed Income Portfolio
	Period Jan. 9, 2008(a) to Oct. 31, 2008	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,310	$30,580	$51,637	$38,415	$83,061	$87,390	$55,362
Net Realized Gain (Loss) on: Investment Securities Sold	84	2,704	—	(14,641)	(7,737)	(13,531)	(28,108)
Foreign Currency Transactions	(7,531)	—	—	—	(17,965)	(29,264)	8,867
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(28,840)	4,964	645	13,579	8,004	31,164	88,329
Translation of Foreign Currency Denominated Amounts	(472)	—	—	—	(14,921)	67,297	(42,594)
Net Increase (Decrease) in Net Assets Resulting from Operations	(31,449)	38,248	52,282	37,353	50,442	143,056	81,856
Distributions From:
Net Investment Income:
Institutional Class Shares	—	(38,626)	(49,378)	(34,242)	(96,473)	(60,967)	(54,715)
Return of Capital	(68)	—	—	—	(5,349)	—	(4,812)
Total Distributions	(68)	(38,626)	(49,378)	(34,242)	(101,822)	(60,967)	(59,527)
Capital Share Transactions (1):
Shares Issued	300,770	358,924	467,057	404,371	1,006,419	1,355,752	1,042,354
Shares Issued in Lieu of Cash Distributions	68	37,437	48,237	33,604	96,878	58,427	57,853
Shares Redeemed	(71,156)	(497,555)	(233,710)	(257,812)	(1,217,579)	(399,133)	(434,545)
Net Increase (Decrease) from Capital Share Transactions	229,682	(101,194)	281,584	180,163	(114,282)	1,015,046	665,662
Total Increase (Decrease) in Net Assets	198,165	(101,572)	284,488	183,274	(165,662)	1,097,135	687,991
Net Assets
Beginning of Period	—	1,216,609	932,121	748,847	3,484,919	2,387,784	1,699,793
End of Period	$198,165	$1,115,037	$1,216,609	$932,121	$3,319,257	$3,484,919	$2,387,784
(1) Shares Issued and Redeemed:
Shares Issued	29,751	34,739	44,986	39,056	93,497	126,584	100,867
Shares Issued in Lieu of Cash Distributions	7	3,640	4,674	3,260	9,019	5,452	5,639
Shares Redeemed	(7,505)	(48,135)	(22,517)	(24,883)	(113,277)	(37,300)	(42,022)
	22,253	(9,756)	27,143	17,433	(10,761)	94,736	64,484
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$4	$5,139	$13,185	$10,926	$1,377	$35,427	$43,308

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	DFA Intermediate Government Fixed Income Portfolio			DFA Inflation-Protected Securities Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Sept. 18, 2006(a) to Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$55,814	$51,217	$30,134	$22,209	$4,228	$48
Net Realized Gain (Loss) on Investment Securities Sold	6,370	99	272	416	—	—
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(24,474)	43,651	9,248	(60,021)	11,920	470
Net Increase (Decrease) in Net Assets Resulting from Operations	37,710	94,967	39,654	(37,396)	16,148	518
Distributions From:
Net Investment Income:
Institutional Class Shares	(59,933)	(46,222)	(25,780)	(19,588)	(2,996)	—
Net Short-Term Gains:
Institutional Class Shares	—	—	(43)	—	—	—
Net Long-Term Gains:
Institutional Class Shares	(112)	(310)	(2,647)	—	—	—
Total Distributions	(60,045)	(46,532)	(28,470)	(19,588)	(2,996)	—
Capital Share Transactions (1):
Shares Issued	443,281	484,902	462,820	273,593	197,991	35,082
Shares Issued in Lieu of Cash Distributions	56,181	42,284	25,656	19,520	2,996	—
Shares Redeemed	(543,466)	(132,160)	(91,806)	(104,785)	(8,035)	(1,301)
Net Increase (Decrease) from Capital Share Transactions	(44,004)	395,026	396,670	188,328	192,952	33,781
Total Increase (Decrease) in Net Assets	(66,339)	443,461	407,854	131,344	206,104	34,299
Net Assets
Beginning of Period	1,314,853	871,392	463,538	240,403	34,299	—
End of Period	$1,248,514	$1,314,853	$871,392	$371,747	$240,403	$34,299
(1) Shares Issued and Redeemed:
Shares Issued	37,222	42,833	41,320	25,237	19,382	3,495
Shares Issued in Lieu of Cash Distributions	4,761	3,751	2,296	1,803	298	—
Shares Redeemed	(45,743)	(11,629)	(8,199)	(9,793)	(786)	(128)
	(3,760)	34,955	35,417	17,247	18,894	3,367
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$10,384	$14,503	$9,508	$3,952	$1,299	$56

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	DFA Short-Term Municipal Bond Portfolio			DFA California Short-Term Municipal Bond Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$18,477	$25,609	$16,753	$3,606	$1,493
Net Realized Gain (Loss) on Investment Securities Sold	—	—	—	(19)	(4)
Change in Unrealized Appreciation (Depreciation) of Investment Securities	(3,435)	2,926	1,352	(1,259)	210
Net Increase (Decrease) in Net Assets Resulting from Operations	15,042	28,535	18,105	2,328	1,699
Distributions From:
Net Investment Income:
Institutional Class Shares	(18,834)	(24,969)	(16,050)	(3,577)	(1,116)
Total Distributions	(18,834)	(24,969)	(16,050)	(3,577)	(1,116)
Capital Share Transactions (1):
Shares Issued	411,057	452,239	315,794	152,527	143,647
Shares Issued in Lieu of Cash Distributions	18,360	24,353	15,654	3,453	1,060
Shares Redeemed	(382,133)	(229,674)	(147,104)	(102,799)	(16,307)
Net Increase (Decrease) from Capital Share Transactions	47,284	246,918	184,344	53,181	128,400
Total Increase (Decrease) in Net Assets	43,492	250,484	186,399	51,932	128,983
Net Assets
Beginning of Period	948,426	697,942	511,543	128,983	—
End of Period	$991,918	$948,426	$697,942	$180,915	$128,983
(1) Shares Issued and Redeemed:
Shares Issued	40,917	45,158	31,649	15,158	14,330
Shares Issued in Lieu of Cash Distributions	1,829	2,434	1,571	344	106
Shares Redeemed	(38,066)	(22,928)	(14,747)	(10,222)	(1,624)
	4,680	24,664	18,473	5,280	12,812
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,170	$2,527	$1,887	$439	$399

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Large Company Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$43.61	$41.24	$36.79	$34.59	$31.16	$27.56
Income From Investment Operations
Net Investment Income (Loss)	0.72	(A)	0.80	(A)	0.71	(A)	0.60	0.61	0.47
Net Gains (Losses) on Securities (Realized and Unrealized)	(14.96)	2.33	4.41	2.28	3.31	3.57
Total From Investment Operations	(14.24)	3.13	5.12	2.88	3.92	4.04
Less Distributions
Net Investment Income	(0.80)	(0.76)	(0.67)	(0.68)	(0.49)	(0.44)
Net Realized Gains	—	—	—	—	—	—
Total Distributions	(0.80)	(0.76)	(0.67)	(0.68)	(0.49)	(0.44)
Net Asset Value, End of Period	$28.57	$43.61	$41.24	$36.79	$34.59	$31.16
Total Return	(33.14	)%(C)	7.66%	14.12%	8.41%	12.68%	14.90%
Net Assets, End of Period (thousands)	$2,544,038	$3,415,833	$2,868,811	$2,088,128	$1,440,869	$1,017,265
Ratio of Expenses to Average Net Assets (D)	0.15	%(B)	0.15%	0.15%	0.15%	0.15%	0.15%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.15	%(B)	0.15%	0.19%	0.30%	0.30%	0.30%
Ratio of Net Investment Income to Average Net Assets	2.05	%(B)	1.85%	1.85%	1.78%	1.92%	1.66%

Enhanced U.S. Large Company Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$10.91	$10.95	$9.82	$9.35	$8.42	$7.41
Income From Investment Operations
Net Investment Income (Loss)	0.39	(A)	0.30	(A)	0.12	(A)	0.29	0.09	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.74)	0.45	1.19	0.37	0.94	1.02
Total From Investment Operations	(3.35)	0.75	1.31	0.66	1.03	1.12
Less Distributions
Net Investment Income	(0.36)	(0.36)	(0.18)	(0.19)	(0.10)	(0.11)
Net Realized Gains	(0.73)	(0.43)	—	—	—	—
Total Distributions	(1.09)	(0.79)	(0.18)	(0.19)	(0.10)	(0.11)
Net Asset Value, End of Period	$6.47	$10.91	$10.95	$9.82	$9.35	$8.42
Total Return	(33.89	)%(C)	7.13%	13.52%	7.08%	12.28%	15.39%
Net Assets, End of Period (thousands)	$200,331	$337,050	$347,216	$313,543	$221,744	$141,489
Ratio of Expenses to Average Net Assets (D)	0.25	%(B)	0.25%	0.26%	0.34%	0.37%	0.36%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.25	%(B)	0.25%	0.26%	0.34%	0.37%	0.36%
Ratio of Net Investment Income to Average Net Assets	4.74	%(B)	2.67%	1.19%	3.11%	0.95%	1.32%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	U.S. Large Cap Value Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004		Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$24.44		$25.40		$21.93		$19.37		$16.14		$13.63
Income From Investment Operations
Net Investment Income (Loss)	0.36	(A)	0.33	(A)	0.38	(A)	0.30		0.16		0.20
Net Gains (Losses) on Securities (Realized and Unrealized)	(8.83)		(0.43)		3.50		2.49		3.28		2.50
Total From Investment Operations	(8.47)		(0.10)		3.88		2.79		3.44		2.70
Less Distributions
Net Investment Income	(0.35)		(0.32)		(0.35)		(0.23)		(0.21)		(0.19)
Net Realized Gains	(1.04)		(0.54)		(0.06)		—		—		—
Total Distributions	(1.39)		(0.86)		(0.41)		(0.23)		(0.21)		(0.19)
Net Asset Value, End of Period	$14.58		$24.44		$25.40		$21.93		$19.37		$16.14
Total Return	(36.63	)%(C)	(0.49)%		17.97%		14.49%		21.48%		20.10%
Net Assets, End of Period (thousands)	$5,330,448		$7,535,552		$6,410,086		$4,046,083		$2,630,361		$1,709,428
Ratio of Expenses to Average Net Assets	0.28	%(B)(D)	0.27	%(D)	0.28	%(D)	0.30	%(D)	0.32	%(D)	0.31	%(D)
Ratio of Net Investment Income to Average Net Assets	1.86	%(B)	1.28%		1.64%		1.48%		0.89%		1.46%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

	U.S. Targeted Value Portfolio- Class R1 Shares
	Period Jan. 31, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.09	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.56)
Total From Investment Operations	(2.47)
Less Distributions
Net Investment Income	(0.10)
Net Realized Gains	—
Total Distributions	(0.10)
Net Asset Value, End of Period	$7.43
Total Return	(24.96	)%(C)
Net Assets, End of Period (thousands)	$25,599
Ratio of Expenses to Average Net Assets	0.50	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.24	%(B)(E)
Portfolio Turnover Rate	20	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	U.S. Targeted Value Portfolio- Class R2 Shares
	Period June 30, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.04	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(2.17)
Total From Investment Operations	(2.13)
Less Distributions
Net Investment Income	(0.04)
Net Realized Gains	—
Total Distributions	(0.04)
Net Asset Value, End of Period	$7.83
Total Return	(21.40	)%(C)
Net Assets, End of Period (thousands)	$1,715
Ratio of Expenses to Average Net Assets	0.66	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.66	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.35	%(B)(E)
Portfolio Turnover Rate	20	%(C)

	U.S. Targeted Value Portfolio- Institutional Class Shares
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004		Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$15.89		$18.69		$17.33		$17.09		$15.14		$12.41
Income From Investment Operations
Net Investment Income (Loss)	0.18	(A)	0.20	(A)	0.21	(A)	0.32		0.86		0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.68)		(1.32)		2.84		1.59		2.88		4.12
Total From Investment Operations	(4.50)		(1.12)		3.05		1.91		3.74		4.17
Less Distributions
Net Investment Income	(0.15)		(0.20)		(0.25)		(0.23)		(0.90)		(0.09)
Net Realized Gains	(0.40)		(1.48)		(1.44)		(1.44)		(0.89)		(1.35)
Total Distributions	(0.55)		(1.68)		(1.69)		(1.67)		(1.79)		(1.44)
Net Asset Value, End of Period	$10.84		$15.89		$18.69		$17.33		$17.09		$15.14
Total Return	(29.27	)%(C)	(6.59)%		19.48%		12.17%		27.36%		38.43%
Net Assets, End of Period (thousands)	$855,448		$554,805		$215,338		$172,595		$159,325		$96,924
Ratio of Expenses to Average Net Assets	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)	0.50	%(D)	0.47	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.40	%(B)	0.41	%(D)**	0.46	%(D)	0.47	%(D)	0.48	%(D)	0.48	%(D)
Ratio of Net Investment Income to Average Net Assets	1.39	%(B)	1.12%		1.19%		1.91%		0.27%		0.41%
Portfolio Turnover Rate	20	%(C)	9	%(C)*	N/A		N/A		N/A		N/A

*  For the period March 30, 2007 through November 30, 2007. Effective March 30, 2007, the U.S. Targeted Value Portfolio invests directly in securities rather than through the Series.

**  Represents the combined ratios for the respective portfolio and for the period December 1, 2006 through March 29, 2007, its respective pro-rata share of its Master Fund Series.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	U.S. Small Cap Value Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004		Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$26.49		$31.59		$28.74		$27.71		$23.26		$17.70
Income From Investment Operations
Net Investment Income (Loss)	0.18	(A)	0.30	(A)	0.28	(A)	0.29		0.30		0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	(7.86)		(2.72)		5.06		2.66		5.73		7.21
Total From Investment Operations	(7.68)		(2.42)		5.34		2.95		6.03		7.29
Less Distributions
Net Investment Income	(0.22)		(0.28)		(0.23)		(0.26)		(0.38)		(0.07)
Net Realized Gains	(2.27)		(2.40)		(2.26)		(1.66)		(1.20)		(1.66)
Total Distributions	(2.49)		(2.68)		(2.49)		(1.92)		(1.58)		(1.73)
Net Asset Value, End of Period	$16.32		$26.49		$31.59		$28.74		$27.71		$23.26
Total Return	(31.80	)%(C)	(8.41)%		20.29%		11.32%		27.46%		45.92%
Net Assets, End of Period (thousands)	$5,503,945		$8,802,846		$8,738,278		$6,924,234		$5,795,166		$4,209,747
Ratio of Expenses to Average Net Assets	0.52	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.52	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)
Ratio of Net Investment Income to Average Net Assets	0.86	%(B)	0.98%		0.94%		1.04%		0.04%		0.46%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

U.S. Core Equity 1 Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$11.83	$11.50	$10.22	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.19	(A)	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.03)	0.35	1.28	0.19
Total From Investment Operations	(3.86)	0.54	1.45	0.22
Less Distributions
Net Investment Income	(0.16)	(0.18)	(0.17)	—
Net Realized Gains	—	(0.03)	—	—
Total Distributions	(0.16)	(0.21)	(0.17)	—
Net Asset Value, End of Period	$7.81	$11.83	$11.50	$10.22
Total Return	(32.85	)%(C)	4.68%	14.35%	2.20	%(C)
Net Assets, End of Period (thousands)	$1,320,562	$1,210,031	$652,270	$123,591
Ratio of Expenses to Average Net Assets	0.20	%(B)	0.20%	0.23%	0.23	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.20	%(B)	0.20%	0.23%	0.37	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.78	%(B)	1.53%	1.52%	1.85	%(B)(E)
Portfolio Turnover Rate	5	%(C)	10%	6%	0	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

U.S. Core Equity 2 Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$11.77	$11.65	$10.24	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.17	(A)	0.19	(A)	0.17	(A)	0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.04)	0.13	1.40	0.21
Total From Investment Operations	(3.87)	0.32	1.57	0.24
Less Distributions
Net Investment Income	(0.17)	(0.17)	(0.16)	—
Net Realized Gains	—	(0.03)	—	—
Total Distributions	(0.17)	(0.20)	(0.16)	—
Net Asset Value, End of Period	$7.73	$11.77	$11.65	$10.24
Total Return	(33.16	)%(C)	2.78%	15.50%	2.40	%(C)
Net Assets, End of Period (thousands)	$2,501,028	$2,939,420	$1,216,310	$182,078
Ratio of Expenses to Average Net Assets	0.23	%(B)	0.23%	0.26%	0.26	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.23	%(B)	0.23%	0.26%	0.38	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.77	%(B)	1.55%	1.55%	1.92	%(B)(E)
Portfolio Turnover Rate	8	%(C)	7%	5%	0	%(C)

U.S. Vector Equity Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 30, 2005(a) to Nov. 30, 2006
Net Asset Value, Beginning of Period	$11.38	$11.79	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.15	(A)	0.16	(A)	0.13	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.89)	(0.25)	1.73
Total From Investment Operations	(3.74)	(0.09)	1.86
Less Distributions
Net Investment Income	(0.16)	(0.14)	(0.07)
Net Realized Gains	—	(0.18)	—
Total Distributions	(0.16)	(0.32)	(0.07)
Net Asset Value, End of Period	$7.48	$11.38	$11.79
Total Return	(33.29	)%(C)	(0.87)%	18.65	%(C)
Net Assets, End of Period (thousands)	$850,623	$959,742	$403,312
Ratio of Expenses to Average Net Assets	0.34	%(B)	0.34%	0.36	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.34	%(B)	0.33%	0.39	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.66	%(B)	1.29%	1.24	%(B)(E)
Portfolio Turnover Rate	11	%(C)	14%	24	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	T.A. U.S. Core Equity 2 Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Period Oct. 4, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$9.40		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.13	(A)	0.02	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.12)		(0.62)
Total From Investment Operations	(2.99)		(0.60)
Less Distributions
Net Investment Income	(0.10)		—
Net Realized Gains	—		—
Tax Return of Capital	—		—
Total Distributions	(0.10)		—
Net Asset Value, End of Period	$6.31		$9.40
Total Return	(32.16	)%(C)	(6.00	)%(C)
Net Assets, End of Period (thousands)	$585,165		$106,507
Ratio of Expenses to Average Net Assets	0.29	%(B)	0.30	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.29	%(B)	0.60	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.75	%(B)	2.09	%(B)(E)
Portfolio Turnover Rate	9	%(C)	0	%(C)

	U.S. Small Cap Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004		Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$20.64		$22.46		$20.75		$19.13		$16.52		$11.97
Income From Investment Operations
Net Investment Income (Loss)	0.14	(A)	0.21	(A)	0.17	(A)	0.15		0.05		0.06
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.08)		(0.66)		2.84		1.75		2.67		4.65
Total From Investment Operations	(5.94)		(0.45)		3.01		1.90		2.72		4.71
Less Distributions
Net Investment Income	(0.17)		(0.21)		(0.13)		(0.13)		(0.10)		(0.07)
Net Realized Gains	(1.18)		(1.16)		(1.17)		(0.15)		—		(0.09)
Tax Return of Capital	—		—		—		—		(0.01)		—
Total Distributions	(1.35)		(1.37)		(1.30)		(0.28)		(0.11)		(0.16)
Net Asset Value, End of Period	$13.35		$20.64		$22.46		$20.75		$19.13		$16.52
Total Return	(30.67	)%(C)	(2.17)%		15.49%		10.04%		16.59%		39.89%
Net Assets, End of Period (thousands)	$2,066,849		$3,285,093		$3,297,199		$2,641,670		$2,137,970		$1,134,027
Ratio of Expenses to Average Net Assets	0.38	%(B)(D)	0.38	%(D)	0.38	%(D)	0.40	%(D)	0.41	%(D)	0.42	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.38	%(B)(D)	0.38	%(D)	0.38	%(D)	0.40	%(D)	0.41	%(D)	0.42	%(D)
Ratio of Net Investment Income to Average Net Assets	0.86	%(B)	0.95%		0.82%		0.78%		0.22%		0.52%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	U.S. Micro Cap Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004		Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$14.80		$16.83		$15.91		$15.06		$13.34		$9.07
Income From Investment Operations
Net Investment Income (Loss)	0.10	(A)	0.14	(A)	0.10	(A)	0.07		0.19		0.03
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.32)		(0.69)		2.04		1.43		1.93		4.40
Total From Investment Operations	(4.22)		(0.55)		2.14		1.50		2.12		4.43
Less Distributions
Net Investment Income	(0.13)		(0.13)		(0.08)		(0.06)		(0.22)		(0.02)
Net Realized Gains	(1.26)		(1.35)		(1.14)		(0.59)		(0.18)		(0.14)
Total Distributions	(1.39)		(1.48)		(1.22)		(0.65)		(0.40)		(0.16)
Net Asset Value, End of Period	$9.19		$14.80		$16.83		$15.91		$15.06		$13.34
Total Return	(31.33	)%(C)	(3.63)%		14.52%		10.33%		16.34%		49.69%
Net Assets, End of Period (thousands)	$2,924,225		$4,700,371		$4,824,003		$3,949,511		$3,214,520		$2,622,847
Ratio of Expenses to Average Net Assets	0.53	%(B)(D)	0.52	%(D)	0.53	%(D)	0.55	%(D)	0.56	%(D)	0.56	%(D)
Ratio of Net Investment Income to Average Net Assets	0.91	%(B)	0.89%		0.64%		0.48%		0.06%		0.25%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

DFA Real Estate Securities Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$27.20	$33.80	$25.75	$23.02	$18.80	$14.91
Income From Investment Operations
Net Investment Income (Loss)	0.64	(A)	0.62	(A)	0.64	(A)	0.82	0.62	0.64
Net Gains (Losses) on Securities (Realized and Unrealized)	(9.28)	(5.64)	8.84	3.33	4.47	4.08
Total From Investment Operations	(8.64)	(5.02)	9.48	4.15	5.09	4.72
Less Distributions
Net Investment Income	(0.30)	(0.70)	(1.02)	(0.86)	(0.71)	(0.75)
Net Realized Gains	(2.10)	(0.88)	(0.41)	(0.56)	(0.16)	(0.08)
Total Distributions	(2.40)	(1.58)	(1.43)	(1.42)	(0.87)	(0.83)
Net Asset Value, End of Period	$16.16	$27.20	$33.80	$25.75	$23.02	$18.80
Total Return	(34.46	)%(C)	(15.45)%	38.23%	18.81%	29.44%	33.48%
Net Assets, End of Period (thousands)	$1,746,961	$2,671,457	$2,837,026	$1,836,650	$1,308,898	$783,405
Ratio of Expenses to Average Net Assets	0.33	%(B)	0.33%	0.33%	0.37%	0.39%	0.41%
Ratio of Net Investment Income to Average Net Assets	3.01	%(B)	1.99%	2.25%	3.11%	3.61%	4.19%
Portfolio Turnover Rate	13	%(C)	17%	10%	3%	6%	2%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Large Cap International Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$27.18	$23.60	$19.00	$17.31	$14.65	$12.10
Income From Investment Operations
Net Investment Income (Loss)	0.68	(A)	0.68	(A)	0.55	(A)	0.44	0.31	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	(12.06)	3.57	4.68	1.72	2.86	2.51
Total From Investment Operations	(11.38)	4.25	5.23	2.16	3.17	2.76
Less Distributions
Net Investment Income	(0.64)	(0.67)	(0.63)	(0.47)	(0.51)	(0.21)
Net Realized Gains	(0.35)	—	—	—	—	—
Total Distributions	(0.99)	(0.67)	(0.63)	(0.47)	(0.51)	(0.21)
Net Asset Value, End of Period	$14.81	$27.18	$23.60	$19.00	$17.31	$14.65
Total Return	(43.14	)%(C)	18.18%	28.00%	12.73%	22.09%	23.32%
Net Assets, End of Period (thousands)	$1,206,860	$2,224,180	$1,673,239	$1,125,455	$844,883	$504,123
Ratio of Expenses to Average Net Assets	0.29	%(B)	0.29%	0.29%	0.37%	0.41%	0.43%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.29	%(B)	0.29%	0.29%	0.37%	0.41%	0.43%
Ratio of Net Investment Income to Average Net Assets	3.18	%(B)	2.62%	2.56%	2.41%	2.07%	2.10%
Portfolio Turnover Rate	12	%(C)	5%	4%	4%	1%	1%

International Core Equity Portfolio	T.A World ex U.S. Core Equity Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Sept. 15, 2005(a) to Nov. 30, 2005	Period March 6, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$14.35	$12.82	$10.07	$10.00	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.37	(A)	0.35	(A)	0.28	(A)	0.04	(A)	0.15	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.76)	1.54	2.71	0.03	(4.15)
Total From Investment Operations	(6.39)	1.89	2.99	0.07	(4.00)
Less Distributions
Net Investment Income	(0.35)	(0.32)	(0.24)	—	(0.15)
Net Realized Gains	(0.15)	(0.04)	—	—	—
Total Distributions	(0.50)	(0.36)	(0.24)	—	(0.15)
Net Asset Value, End of Period	$7.46	$14.35	$12.82	$10.07	$5.85
Total Return	(45.76	)%(C)	14.83%	30.06%	0.70	%(C)	(40.61	)%(C)
Net Assets, End of Period (thousands)	$1,981,049	$2,342,187	$851,077	$121,249	$228,318
Ratio of Expenses to Average Net Assets	0.41	%(B)	0.41%	0.48%	0.49	%(B)(E)	0.60	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.41	%(B)	0.41%	0.46%	0.90	%(B)(E)	0.85	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	3.39	%(B)	2.49%	2.35%	1.89	%(B)(E)	3.27	%(B)(E)
Portfolio Turnover Rate	4	%(C)	4%	2%	0	%(C)	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

International Small Company Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$20.80	$19.43	$16.19	$14.12	$11.00	$7.41
Income From Investment Operations
Net Investment Income (Loss)	0.44	(A)	0.43	(A)	0.36	(A)	0.31	(A)	0.22	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(9.55)	2.07	4.02	2.38	3.24	3.57
Total From Investment Operations	(9.11)	2.50	4.38	2.69	3.46	3.73
Less Distributions
Net Investment Income	(0.45)	(0.46)	(0.36)	(0.29)	(0.34)	(0.14)
Net Realized Gains	(1.17)	(0.67)	(0.78)	(0.33)	—	—
Total Distributions	(1.62)	(1.13)	(1.14)	(0.62)	(0.34)	(0.14)
Net Asset Value, End of Period	$10.07	$20.80	$19.43	$16.19	$14.12	$11.00
Total Return	(47.13	)%(C)	13.29%	28.51%	19.74%	32.10%	51.28%
Net Assets, End of Period (thousands)	$3,084,373	$5,597,209	$4,546,071	$2,725,231	$1,658,184	$909,887
Ratio of Expenses to Average Net Assets (D)	0.55	%(B)	0.55%	0.56%	0.64%	0.69%	0.71%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.55	%(B)	0.55%	0.56%	0.64%	0.69%	0.71%
Ratio of Net Investment Income to Average Net Assets	2.90	%(B)	2.03%	2.04%	2.05%	1.82%	1.97%

Japanese Small Company Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$16.75	$17.23	$17.97	$13.99	$10.80	$7.49
Income From Investment Operations
Net Investment Income (Loss)	0.29	(A)	0.27	(A)	0.22	(A)	0.16	(A)	0.22	0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.78)	(0.52)	(0.73)	4.00	3.16	3.35
Total From Investment Operations	(4.49)	(0.25)	(0.51)	4.16	3.38	3.40
Less Distributions
Net Investment Income	(0.29)	(0.23)	(0.23)	(0.18)	(0.19)	(0.09)
Net Realized Gains	—	—	—	—	—	—
Total Distributions	(0.29)	(0.23)	(0.23)	(0.18)	(0.19)	(0.09)
Net Asset Value, End of Period	$11.97	$16.75	$17.23	$17.97	$13.99	$10.80
Total Return	(27.16	)%(C)	(1.51)%	(2.94)%	30.13%	31.79%	46.01%
Net Assets, End of Period (thousands)	$133,373	$199,080	$168,957	$169,995	$65,879	$22,713
Ratio of Expenses to Average Net Assets (D)	0.58	%(B)	0.56%	0.61%	0.68%	0.73%	0.75%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.58	%(B)	0.56%	0.58%	0.68%	0.79%	0.85%
Ratio of Net Investment Income to Average Net Assets	2.18	%(B)	1.51%	1.19%	1.03%	1.01%	1.18%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Asia Pacific Small Company Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$28.73	$20.26	$15.28	$14.54	$12.10	$7.92
Income From Investment Operations
Net Investment Income (Loss)	0.83	(A)	0.79	(A)	0.64	(A)	0.70	0.50	(0.13)
Net Gains (Losses) on Securities (Realized and Unrealized)	(17.04)	8.43	4.92	0.54	2.58	4.69
Total From Investment Operations	(16.21)	9.22	5.56	1.24	3.08	4.56
Less Distributions
Net Investment Income	(0.85)	(0.75)	(0.58)	(0.50)	(0.64)	(0.38)
Net Realized Gains	—	—	—	—	—	—
Return of Capital	—	—	—	—	—	—
Total Distributions	(0.85)	(0.75)	(0.58)	(0.50)	(0.64)	(0.38)
Net Asset Value, End of Period	$11.67	$28.73	$20.26	$15.28	$14.54	$12.10
Total Return	(57.94	)%(C)	46.55%	37.52%	8.81%	26.73%	60.57%
Net Assets, End of Period (thousands)	$64,044	$146,307	$71,537	$38,927	$26,735	$20,378
Ratio of Expenses to Average Net Assets(D)	0.62	%(B)	0.62%	0.64%	0.74%	0.80%	0.78%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.61	%(B)	0.59%	0.64%	0.86%	0.96%	0.88%
Ratio of Net Investment Income to Average Net Assets	3.85	%(B)	3.13%	3.68%	3.89%	3.29%	2.87%

United Kingdom Small Company Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$31.29	$32.97	$24.65	$23.47	$19.26	$14.24
Income From Investment Operations
Net Investment Income (Loss)	0.77	(A)	0.78	(A)	0.61	(A)	0.64	(A)	0.48	0.62
Net Gains (Losses) on Securities (Realized and Unrealized)	(15.84)	(0.08)	9.61	2.15	4.87	5.26
Total From Investment Operations	(15.07)	0.70	10.22	2.79	5.35	5.88
Less Distributions
Net Investment Income	(0.72)	(1.03)	(0.68)	(0.59)	(1.14)	(0.54)
Net Realized Gains	(1.22)	(1.35)	(1.22)	(1.02)	—	(0.32)
Return of Capital	(0.01)	—	—	—	—	—
Total Distributions	(1.95)	(2.38)	(1.90)	(1.61)	(1.14)	(0.86)
Net Asset Value, End of Period	$14.27	$31.29	$32.97	$24.65	$23.47	$19.26
Total Return	(50.97	)%(C)	1.94%	44.15%	12.35%	29.05%	44.01%
Net Assets, End of Period (thousands)	$25,883	$37,139	$31,808	$20,578	$15,816	$12,209
Ratio of Expenses to Average Net Assets(D)	0.59	%(B)	0.59%	0.60%	0.70%	0.74%	0.73%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Expenses)(D)	0.65	%(B)	0.62%	0.67%	0.89%	1.04%	0.96%
Ratio of Net Investment Income to Average Net Assets	3.41	%(B)	2.28%	2.20%	2.70%	2.21%	2.83%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

   DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	Continental Small Company Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004		Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$22.95		$20.47		$15.78		$14.12		$12.60		$8.93
Income From Investment Operations
Net Investment Income (Loss)	0.52	(A)	0.40	(A)	0.31	(A)	0.21		0.17		0.49
Net Gains (Losses) on Securities (Realized and Unrealized)	(11.32)		3.00		6.28		2.28		3.64		3.83
Total From Investment Operations	(10.80)		3.40		6.59		2.49		3.81		4.32
Less Distributions
Net Investment Income	(0.45)		(0.38)		(0.34)		(0.30)		(0.50)		(0.22)
Net Realized Gains	(0.96)		(0.54)		(1.56)		(0.53)		(1.79)		(0.43)
Return of Capital	(0.01)		—		—		—		—		—
Total Distributions	(1.42)		(0.92)		(1.90)		(0.83)		(2.29)		(0.65)
Net Asset Value, End of Period	$10.73		$22.95		$20.47		$15.78		$14.12		$12.60
Total Return	(49.89	)%(C)	16.99%		46.33%		18.42%		35.91%		52.10%
Net Assets, End of Period (thousands)	$93,988		$170,909		$90,261		$52,061		$33,839		$24,376
Ratio of Expenses to Average Net Assets	0.59	%(B)(D)	0.61	%(D)	0.62	%(D)	0.71	%(D)	0.73	%(D)	0.77	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.59	%(B)(D)	0.57	%(D)	0.61	%(D)	0.78	%(D)	0.87	%(D)	0.88	%(D)
Ratio of Net Investment Income (Loss) to Average Net Assets	3.04	%(B)	1.70%		1.78%		1.77%		1.56%		2.07%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

	DFA International Real Estate Securities Portfolio				DFA Global Real Estate Securities Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Period March 1, 2007(a) to Nov. 30, 2007		Period June 4, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$9.35		$10.00		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.34	(A)	0.23	(A)	—	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(5.08)		(0.76)		(3.96)
Total From Investment Operations	(4.74)		(0.53)		(3.96)
Less Distributions
Net Investment Income	(0.43)		(0.12)		—
Net Realized Gains	—		—		—
Return of Capital	—		—		—
Total Distributions	(0.43)		(0.12)		—
Net Asset Value, End of Period	$4.18		$9.35		$6.04
Total Return	(52.85	)%(C)	(5.38	)%(C)	(39.60	)%(C)
Net Assets, End of Period (thousands)	$394,480		$336,840		$90,672
Ratio of Expenses to Average Net Assets	0.44	%(B)	0.48	%(B)(E)	0.54	%(B)(D)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.44	%(B)	0.48	%(B)(E)	0.86	%(B)(D)(E)
Ratio of Net Investment Income (Loss) to Average Net Assets	5.20	%(B)	3.50	%(B)(E)	(0.04	)%(B)(E)
Portfolio Turnover Rate	1	%(C)	2	%(C)	N/A

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA International Small Cap Value Portfolio	International Vector Equity Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Period August 14, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$22.05	$21.71	$17.57	$15.16	$11.52	$7.42	$10.00
Income From Investment
Operations
Net Investment Income (Loss)	0.52	(A)	0.46	(A)	0.36	(A)	0.40	(A)	0.23	0.16	0.06	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(9.60)	1.66	4.95	2.77	3.85	4.09	(3.32)
Total From Investment Operations	(9.08)	2.12	5.31	3.17	4.08	4.25	(3.26)
Less Distributions
Net Investment Income	(0.58)	(0.53)	(0.38)	(0.36)	(0.35)	(0.15)	—
Net Realized Gains	(1.57)	(1.25)	(0.79)	(0.40)	(0.09)	—	—
Total Distributions	(2.15)	(1.78)	(1.17)	(0.76)	(0.44)	(0.15)	—
Net Asset Value, End of Period	$10.82	$22.05	$21.71	$17.57	$15.16	$11.52	$6.74
Total Return	(45.17	)%(C)	10.25%	31.73%	21.75%	36.34%	58.44%	(32.60	)%(C)
Net Assets, End of Period (thousands)	$4,799,748	$8,180,859	$6,733,067	$4,128,428	$2,215,523	$1,095,697	$66,774
Ratio of Expenses to Average Net Assets	0.69	%(B)	0.69%	0.70%	0.75%	0.78%	0.81%	0.60	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.69	%(B)	0.69%	0.70%	0.75%	0.78%	0.81%	1.15	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	3.22	%(B)	2.03%	1.85%	2.44%	1.63%	1.75%	3.01	%(B)(E)
Portfolio Turnover Rate	16	%(C)	18%	14%	13%	10%	10%	0	%(C)

	Emerging Markets Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004		Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$35.23		$25.40		$19.89		$15.61		$11.87		$8.65
Income From Investment
Operations
Net Investment Income (Loss)	0.70	(A)	0.64	(A)	0.48	(A)	0.58	(A)	0.27		0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(16.85)		9.88		5.61		4.13		3.80		3.18
Total From Investment Operations	(16.15)		10.52		6.09		4.71		4.07		3.34
Less Distributions
Net Investment Income	(0.69)		(0.53)		(0.58)		(0.43)		(0.33)		(0.12)
Net Realized Gains	(1.34)		(0.16)		—		—		—		—
Total Distributions	(2.03)		(0.69)		(0.58)		(0.43)		(0.33)		(0.12)
Net Asset Value, End of Period	$17.05		$35.23		$25.40		$19.89		$15.61		$11.87
Total Return	(48.37	)%(C)	42.08%		31.31%		30.65%		34.95%		39.13%
Net Assets, End of Period (thousands)	$1,508,260		$3,388,442		$2,344,990		$1,805,186		$1,131,778		$594,076
Ratio of Expenses to Average Net Assets	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)	0.74	%(D)	0.78	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.60	%(B)(D)	0.60	%(D)	0.61	%(D)	0.69	%(D)	0.74	%(D)	0.78	%(D)
Ratio of Net Investment Income to Average Net Assets	2.59	%(B)	2.12%		2.13%		3.28%		2.20%		1.79%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	Emerging Markets Small Cap Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005		Year Ended Nov. 30, 2004		Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$23.74		$17.96		$13.37		$11.44		$8.74		$5.89
Income From Investment Operations
Net Investment Income (Loss)	0.44	(A)	0.31	(A)	0.30	(A)	0.27	(A)	0.11		0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	(12.95)		6.86		4.86		2.37		2.85		2.88
Total From Investment Operations	(12.51)		7.17		5.16		2.64		2.96		2.98
Less Distributions
Net Investment Income	(0.41)		(0.26)		(0.26)		(0.22)		(0.19)		(0.07)
Net Realized Gains	(1.49)		(1.13)		(0.31)		(0.49)		(0.07)		(0.06)
Total Distributions	(1.90)		(1.39)		(0.57)		(0.71)		(0.26)		(0.13)
Net Asset Value, End of Period	$9.33		$23.74		$17.96		$13.37		$11.44		$8.74
Total Return	(57.00	)%(C)	42.58%		39.95%		24.27%		34.55%		51.84%
Net Assets, End of Period (thousands)	$547,329		$1,458,152		$838,948		$482,378		$190,028		$84,353
Ratio of Expenses to Average Net Assets	0.77	%(B)(D)	0.78	%(D)	0.81	%(D)	0.97	%(D)	1.04	%(D)	1.12	%(D)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.77	%(B)(D)	0.78	%(D)	0.81	%(D)	0.97	%(D)	1.04	%(D)	1.12	%(D)
Ratio of Net Investment Income to Average Net Assets	2.61	%(B)	1.48%		1.92%		2.21%		1.41%		1.81%
Portfolio Turnover Rate	N/A		N/A		N/A		N/A		N/A		N/A

Emerging Markets Core Equity Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period April 5, 2005(a) to Nov. 30, 2005
Net Asset Value, Beginning of Period	$21.20	$15.13	$11.54	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.43	(A)	0.35	(A)	0.27	(A)	0.10
Net Gains (Losses) on Securities (Realized and Unrealized)	(11.27)	6.10	3.54	1.51
Total From Investment Operations	(10.84)	6.45	3.81	1.61
Less Distributions
Net Investment Income	(0.40)	(0.32)	(0.22)	(0.07)
Net Realized Gains	(0.08)	(0.06)	—	—
Total Distributions	(0.48)	(0.38)	(0.22)	(0.07)
Net Asset Value, End of Period	$9.88	$21.20	$15.13	$11.54
Total Return	(51.93	)%(C)	43.20%	33.39%	16.12	%(C)
Net Assets, End of Period (thousands)	$1,155,526	$1,829,466	$822,136	$218,563
Ratio of Expenses to Average Net Assets	0.65	%(B)	0.65%	0.74%	1.00	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.65	%(B)	0.65%	0.72%	1.09	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.62	%(B)	1.87%	2.02%	1.79	%(B)(E)
Portfolio Turnover Rate	3	%(C)	2%	6%	2	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	DFA One-Year Fixed Income Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$10.21		$10.20		$10.14		$10.20	$10.30	$10.39
Income From Investment
Operations
Net Investment Income (Loss)	0.31	(A)	0.51	(A)	0.40	(A)	0.28	0.25	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.04)		0.01		0.06		(0.05)	(0.10)	0.03
Total From Investment Operations	0.27		0.52		0.46		0.23	0.15	0.19
Less Distributions
Net Investment Income	(0.31)		(0.51)		(0.40)		(0.29)	(0.25)	(0.16)
Net Realized Gains	—		—		—		—	—	(0.12)
Total Distributions	(0.31)		(0.51)		(0.40)		(0.29)	(0.25)	(0.28)
Net Asset Value, End of Period	$10.17		$10.21		$10.20		$10.14	$10.20	$10.30
Total Return	2.68	%(C)	5.20%		4.58%		2.24%	1.08%	1.85%
Net Assets, End of Period (thousands)	$3,194,420		$3,229,577		$2,418,551		$1,953,884	$1,738,574	$1,454,736
Ratio of Expenses to Average Net Assets (D)	0.18	%(B)	0.18%		0.18%		0.19%	0.20%	0.20%
Ratio of Net Investment Income to Average Net Assets	3.30	%(B)	4.96%		3.89%		2.78%	1.40%	1.45%

	DFA Two-Year Global Fixed Income Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Year Ended Nov. 30, 2006		Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$10.39		$10.17		$9.88		$9.92	$10.08	$10.19
Income From Investment
Operations
Net Investment Income (Loss)	0.39	(A)	0.27	(A)	0.07	(A)	0.31	0.25	0.22
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.09)		0.24		0.36		(0.14)	(0.14)	0.01
Total From Investment Operations	0.30		0.51		0.43		0.17	0.11	0.23
Less Distributions
Net Investment Income	(0.33)		(0.29)		(0.14)		(0.21)	(0.27)	(0.34)
Net Realized Gains	—		—		—		—	—	—
Total Distributions	(0.33)		(0.29)		(0.14)		(0.21)	(0.27)	(0.34)
Net Asset Value, End of Period	$10.36		$10.39		$10.17		$9.88	$9.92	$10.08
Total Return	2.93	%(C)	5.06%		4.41%		1.77%	1.08%	2.26%
Net Assets, End of Period (thousands)	$3,124,985		$3,097,898		$2,423,622		$1,992,869	$1,674,972	$1,195,072
Ratio of Expenses to Average Net Assets (D)	0.18	%(B)	0.18%		0.19%		0.21%	0.23%	0.25%
Ratio of Net Investment Income to Average Net Assets	4.12	%(B)	2.59%		0.72%		3.25%	1.35%	1.68%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	DFA Selectively Hedged Global Fixed Income Portfolio
	Period Jan. 9, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.33	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.39)
Total From Investment Operations	(1.06)
Less Distributions
Net Investment Income	—
Net Realized Gains	—
Return of Capital	(0.03)
Total Distributions	(0.03)
Net Asset Value, End of Period	$8.91
Total Return	(10.67	)%(C)
Net Assets, End of Period (thousands)	$198,165
Ratio of Expenses to Average Net Assets	0.24	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	4.32	%(B)(E)
Portfolio Turnover Rate	21	%(C)

DFA Five-Year Government Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$10.44	$10.43	$10.41	$10.64	$11.11	$11.05
Income From Investment Operations
Net Investment Income (Loss)	0.26	(A)	0.50	(A)	0.46	(A)	0.35	0.33	0.34
Net Gains (Losses) on Securities (Realized and Unrealized)	0.07	0.01	(0.02)	(0.24)	(0.01)	0.10
Total From Investment Operations	0.33	0.51	0.44	0.11	0.32	0.44
Less Distributions
Net Investment Income	(0.33)	(0.50)	(0.42)	(0.34)	(0.41)	(0.38)
Net Realized Gains	—	—	—	—	(0.38)	—
Return of Capital	—	—	—	—	—	—
Total Distributions	(0.33)	(0.50)	(0.42)	(0.34)	(0.79)	(0.38)
Net Asset Value, End of Period	$10.44	$10.44	$10.43	$10.41	$10.64	$11.11
Total Return	3.25	%(C)	4.98%	4.36%	1.02%	3.02%	4.02%
Net Assets, End of Period (thousands)	$1,115,037	$1,216,609	$932,121	$748,847	$542,634	$402,992
Ratio of Expenses to Average Net Assets	0.23	%(B)	0.23%	0.23%	0.25%	0.27%	0.27%
Ratio of Net Investment Income to Average Net Assets	2.77	%(B)	4.81%	4.45%	3.47%	3.21%	3.20%
Portfolio Turnover Rate	79	%(C)	0%	86%	36%	45%	149%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

DFA Five-Year Global Fixed Income Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$10.84	$10.53	$10.48	$10.50	$10.92	$10.93
Income From Investment Operations
Net Investment Income (Loss)	0.25	(A)	0.32	(A)	0.28	(A)	0.34	(A)	0.26	0.33
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.10)	0.20	0.12	(0.11)	0.06	0.15
Total From Investment Operations	0.15	0.52	0.40	0.23	0.32	0.48
Less Distributions
Net Investment Income	(0.30)	(0.21)	(0.33)	(0.25)	(0.32)	(0.39)
Net Realized Gains	—	—	—	—	(0.42)	(0.10)
Return of Capital	(0.01)	—	(0.02)	—	—	—
Total Distributions	(0.31)	(0.21)	(0.35)	(0.25)	(0.74)	(0.49)
Net Asset Value, End of Period	$10.68	$10.84	$10.53	$10.48	$10.50	$10.92
Total Return	1.40	%(C)	5.00%	3.89%	2.15%	3.04%	4.45%
Net Assets, End of Period (thousands)	$3,319,257	$3,484,919	$2,387,784	$1,699,793	$1,205,578	$969,439
Ratio of Expenses to Average Net Assets	0.28	%(B)	0.28%	0.29%	0.33%	0.34%	0.34%
Ratio of Net Investment Income to Average Net Assets	2.53	%(B)	3.01%	2.72%	3.22%	3.12%	3.23%
Portfolio Turnover Rate	55	%(C)	108%	92%	69%	90%	103%

DFA Intermediate Government Fixed Income Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$11.86	$11.48	$11.45	$11.79	$12.14	$12.39
Income From Investment Operations
Net Investment Income (Loss)	0.49	(A)	0.54	(A)	0.53	(A)	0.52	0.55	0.62
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.17)	0.35	0.05	(0.29)	(0.05)	(0.02)
Total From Investment Operations	0.32	0.89	0.58	0.23	0.50	0.60
Less Distributions
Net Investment Income	(0.52)	(0.51)	(0.49)	(0.53)	(0.56)	(0.65)
Net Realized Gains	—	—	(0.06)	(0.04)	(0.29)	(0.20)
Return of Capital	—	—	—	—	—	—
Total Distributions	(0.52)	(0.51)	(0.55)	(0.57)	(0.85)	(0.85)
Net Asset Value, End of Period	$11.66	$11.86	$11.48	$11.45	$11.79	$12.14
Total Return	2.73	%(C)	8.06%	5.31%	1.87%	4.21%	4.86%
Net Assets, End of Period (thousands)	$1,248,514	$1,314,853	$871,392	$463,538	$373,108	$316,234
Ratio of Expenses to Average Net Assets	0.13	%(B)	0.13%	0.14%	0.15%	0.17%	0.17%
Ratio of Net Investment Income to Average Net Assets	4.44	%(B)	4.72%	4.72%	4.61%	4.72%	4.91%
Portfolio Turnover Rate	14	%(C)	0%	3%	16%	6%	23%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	DFA Inflation-Protected Securities Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007		Period Sept. 18, 2006(a) to Nov. 30, 2006
Net Asset Value, Beginning of Period	$10.80		$10.19		$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.70	(A)	0.45	(A)	0.02	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.48)		0.50		0.17
Total From Investment Operations	(0.78)		0.95		0.19
Less Distributions
Net Investment Income	(0.61)		(0.34)		—
Total Distributions	(0.61)		(0.34)		—
Net Asset Value, End of Period	$9.41		$10.80		$10.19
Total Return	(7.90	)%(C)	9.59%		1.90	%(C)
Net Assets, End of Period (thousands)	$371,747		$240,403		$34,299
Ratio of Expenses to Average Net Assets	0.15	%(B)	0.20%		0.20	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.14	%(B)	0.21%		0.60	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	7.01	%(B)	4.58%		0.94	%(B)(E)
Portfolio Turnover Rate	3	%(C)	0%		0	%(C)

DFA Short-Term Municipal Bond Portfolio	DFA California Short-Term Municipal Bond Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007
Net Asset Value, Beginning of Period	$10.05	$10.02	$9.99	$10.09	$10.13	$9.97	$10.07	$10.00
Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.31	(A)	0.28	(A)	0.22	0.17	0.16	0.21	(A)	0.20	(A)
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.03)	0.02	0.02	(0.11)	(0.04)	0.15	(0.06)	0.02
Total From Investment Operations	0.16	0.33	0.30	0.11	0.13	0.31	0.15	0.22
Less Distributions
Net Investment Income	(0.19)	(0.30)	(0.27)	(0.21)	(0.17)	(0.15)	(0.22)	(0.15)
Total Distributions	(0.19)	(0.30)	(0.27)	(0.21)	(0.17)	(0.15)	(0.22)	(0.15)
Net Asset Value, End of Period	$10.02	$10.05	$10.02	$9.99	$10.09	$10.13	$10.00	$10.07
Total Return	1.63	%(C)	3.38%	3.01%	1.11%	1.27%	3.17%	1.45	%(C)	2.23	%(C)
Net Assets, End of Period (thousands)	$991,918	$948,426	$697,942	$511,543	$381,709	$213,389	$180,915	$128,983
Ratio of Expenses to Average Net Assets	0.23	%(B)	0.23%	0.26%	0.30%	0.30%	0.30%	0.27	%(B)	0.30	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees)	0.23	%(B)	0.23%	0.24%	0.29%	0.33%	0.34%	0.26	%(B)	0.33	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.04	%(B)	3.07%	2.77%	2.22%	1.73%	1.60%	2.27	%(B)	3.22	%(B)(E)
Portfolio Turnover Rate	1	%(C)	0%	0%	2%	6%	0%	17	%(C)	7	%(C)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DFA INVESTMENT DIMENSIONS GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-six operational portfolios, of which thirty-six (the "Portfolios") are included in this report and the remaining twenty are presented in separate reports.

Of the Portfolios, sixteen (the "Feeder Funds") invest in a series of The DFA Investment Trust Company, with the exception of the DFA Global Real Estate Securities Portfolio which invests in portfolios of the DFA Investment Dimensions Group Inc., (the "Master Funds"):

Feeder Funds	Master Funds	Percentage Ownership at 10/31/08
U.S. Large Company Portfolio	The U.S. Large Company Series	78%

Enhanced U.S. Large Company Portfolio	The Enhanced U.S. Large Company Series	100%

U.S. Large Cap Value Portfolio	The U.S. Large Cap Value Series	79%

U.S. Small Cap Value Portfolio	The U.S. Small Cap Value Series	100%

U.S. Small Cap Portfolio	The U.S. Small Cap Series	100%

U.S. Micro Cap Portfolio	The U.S. Micro Cap Series	100%

International Small Company Portfolio	The Japanese Small Company Series	87%

	The Asia Pacific Small Company Series	85%

	The United Kingdom Small Company Series	95%

	The Continental Small Company Series	91%

	The Canadian Small Company Series	100%

Japanese Small Company Portfolio	The Japanese Small Company Series	13%

Asia Pacific Small Company Portfolio	The Asia Pacific Small Company Series	15%

United Kingdom Small Company Portfolio	The United Kingdom Small Company Series	5%

Continental Small Company Portfolio	The Continental Small Company Series	8%

DFA Global Real Estate Securities Portfolio	DFA Real Estate Securities Portfolio	3%

	DFA International Real Estate Securities Portfolio	9%

Emerging Markets Portfolio	The Emerging Markets Series	93%

Emerging Markets Small Cap Portfolio	The Emerging Markets Small Cap Series	97%

DFA One-Year Fixed Income Portfolio	The DFA One-Year Fixed Income Series	99%

DFA Two-Year Global Fixed Income Portfolio	The DFA Two-Year Global Fixed Income Series.	96%

Each Feeder Fund invests primarily in a corresponding Master Fund, with the exception of the International Small Company Portfolio and the DFA Global Real Estate Securities Portfolio, which invest in the Master Funds indicated. The International Small Company Portfolio and the DFA Global Real Estate Securities Portfolio also invest in short-term temporary cash investments.

The financial statements of the Master Funds are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Funds.

Prior to March 30, 2007, the U.S. Targeted Value Portfolio invested substantially all of its assets in shares of The U.S. Targeted Value Series. At the close of business on March 29, 2007, the U.S. Targeted Value Portfolio received its prorata share of cash and securities from The U.S. Targeted Value Series in a complete liquidation of its interest in the Series. Effective March 30, 2007, the U.S. Targeted Value Portfolio invests directly in securities rather than through the Series and maintains the same investment objective.

On January 31, 2008, Class R1 Shares and on June 30, 2008, Class R2 Shares of U.S. Targeted Value Portfolio commenced operations. The Class R1 Shares and Class R2 Shares of each Portfolio of the Fund (except the U.S. Small Cap Value Portfolio, T.A. U.S. Core Equity 2 Portfolio, U.S. Micro Cap Portfolio, T.A. World ex U.S. Core Equity

Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Small Cap Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio) contained in this report, had not commenced operations as of October 31, 2008. Class R1 and Class R2 Shares of each Portfolio have 25,000,000 authorized shares.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by U.S. Targeted Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio and DFA Real Estate Securities Portfolio (the "Domestic Equity Portfolios") and Large Cap International Portfolio, International Core Equity Portfolio, T.A. World ex U.S. Core Equity Portfolio, DFA International Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, and Emerging Markets Core Equity Portfolio (the "International Equity Portfolios"), including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Fund have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Securities held by DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio (the "Fixed Income Portfolios"), are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the-counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Master Fund shares held by the Feeder Funds are valued at their respective daily net asset values, or for U.S. Large Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA Global Real Estate Securities Portfolio, Emerging Markets Portfolio, and Emerging Markets Small Cap Portfolio, their investments reflect each of their proportionate interest in the net assets of their corresponding Master Funds.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007 and/or inception date if funds commenced operations prior to adoption date. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolios' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
U.S. Large Company Portfolio	$2,544,364	—	—	$2,544,364	—	—	—	—
Enhanced U.S. Large Company Portfolio	200,349	—	—	200,349	—	—	—	—
U.S. Large Cap Value Portfolio	5,331,340	—	—	5,331,340	—	—	—	—
U.S. Targeted Value Portfolio	866,568	$212,933	—	1,079,501	$3	—	—	$3
U.S. Small Cap Value Portfolio	5,505,604	—	—	5,505,604	—	—	—	—
U.S. Core Equity 1 Portfolio	1,332,827	253,794	—	1,586,621	2	—	—	2
U.S. Core Equity 2 Portfolio	2,503,023	475,126	—	2,978,149	1	—	—	1
U.S. Vector Equity Portfolio	847,039	187,104	—	1,034,143	—	—	—	—

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
T.A. U.S. Core Equity 2 Portfolio	$592,765	$56,691	—	$649,456	$1	—	—	$1
U.S. Small Cap Portfolio	2,067,436	—	—	2,067,436	—	—	—	—
U.S. Micro Cap Portfolio	2,925,347	—	—	2,925,347	—	—	—	—
DFA Real Estate Securities Portfolio	1,704,710	504,430	—	2,209,140	10	—	—	10
Large Cap International Portfolio	222,000	1,125,948	—	1,347,948	—	—	—	—
International Core Equity Portfolio	525,783	1,796,102	—	2,321,885	15	—	—	15
T.A. World ex U.S. Core Equity Portfolio	63,189	194,464	—	257,653	1	—	—	1
International Small Company Portfolio	3,076,553	10,033	—	3,086,586	—	—	—	—
Japanese Small Company Portfolio	133,439	—	—	133,439	—	—	—	—
Asia Pacific Small Company Portfolio	64,067	—	—	64,067	—	—	—	—
United Kingdom Small Company Portfolio	25,891	—	—	25,891	—	—	—	—
Continental Small Company Portfolio	94,027	—	—	94,027	—	—	—	—
DFA International Real Estate Securities Portfolio	22,709	483,261	—	505,970	—	—	—	—
DFA Global Real Estate Securities Portfolio	90,447	416	—	90,863	—	—	—	—
DFA International Small Cap Value Portfolio	377,307	5,172,383	—	5,549,690	28	—	—	28
International Vector Equity Portfolio	12,665	59,771	—	72,436	1	—	—	1
Emerging Markets Portfolio	1,508,866	—	—	1,508,866	—	—	—	—
Emerging Markets Small Cap Portfolio	547,574	—	—	547,574	—	—	—	—
Emerging Markets Core Equity Portfolio	432,520	938,914	—	1,371,434	4	—	—	4
DFA One-Year Fixed Income Portfolio	3,194,750	—	—	3,194,750	—	—	—	—
DFA Two-Year Global Fixed Income Portfolio	3,125,328	—	—	3,125,328	—	—	—	—
DFA Selectively Hedged Global Fixed Income Portfolio	—	202,939	—	202,939	—	$(6)	—	(6)
DFA Five-Year Government Portfolio	—	1,104,523	—	1,104,523	—	—	—	—
DFA Five-Year Global Fixed Income Portfolio	—	3,282,240	—	3,282,240	—	(1,429)	—	(1,429)
DFA Intermediate Government Fixed Income Portfolio	—	1,230,031	—	1,230,031	—	—	—	—
DFA Inflation-Protected Securities Portfolio	—	369,320	—	369,320	—	—	—	—
DFA Short-Term Municipal Bond Portfolio	11,540	972,496	—	984,036	—	—	—	—
DFA California Short-Term Municipal Bond Portfolio	—	178,384	—	178,384	—	—	—	—

*  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, and forwards which are valued at the unrealized appreciation/depreciation on the investment.

2.  Foreign Currency Translation: Securities and other assets and liabilities of the International Equity Portfolios, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. DFA Selectively Hedged Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are marked to market daily based on daily forward exchange rates. The DFA Selectively Hedged Global Fixed Income Portfolio may hedge the currency exposure of its foreign securities or leave some or all of the currency exposure unhedged.

The International Equity Portfolios do not isolate the effect of fluctuation in foreign exchange rates from the effect of fluctuations in the market prices of securities whether realized or unrealized. However, the DFA Selectively

Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio do isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. Federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the International Equity Portfolios, the DFA Selectively Hedged Global Fixed Income Portfolio, and the DFA Five-Year Global Fixed Income Portfolio and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities and from investment in affiliated investment companies that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolios estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Portfolio are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R1 Shares, Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The U.S. Large Company Portfolio, International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, Emerging Markets Portfolio, and Emerging Markets Small Cap Portfolio each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Master Funds, which are treated as partnerships for federal income tax purposes.

The Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Portfolios accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Core Equity Portfolio's investments in Thailand and the investments in Thailand held by the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Core Equity Portfolio and the Master Funds of Emerging Markets Portfolio and Emerging Markets Small Cap Portfolio accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These funds are also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C.  Investment Advisor and Administrator:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to all Portfolios except the Feeder Funds. The Advisor provides administrative services to the Feeder Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services.

For the period December 1, 2007 to October 31, 2008, the Portfolios' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Targeted Value Portfolio	0.10%

U.S. Core Equity 1 Portfolio	0.17%

U.S. Core Equity 2 Portfolio	0.20%

U.S. Vector Equity Portfolio	0.30%

T.A. U.S. Core Equity 2 Portfolio	0.22%

DFA Real Estate Securities Portfolio	0.30%

Large Cap International Portfolio	0.25%

International Core Equity Portfolio	0.35%

T.A. World ex U.S. Core Equity Portfolio	0.40%

DFA International Real Estate Securities Portfolio	0.35%

DFA International Small Cap Value Portfolio	0.65%

International Vector Equity Portfolio	0.45%

Emerging Markets Core Equity Portfolio	0.55%

DFA Selectively Hedged Global Fixed Income Portfolio	0.15%

DFA Five-Year Government Portfolio	0.20%

DFA Five-Year Global Fixed Income Portfolio	0.25%

DFA Intermediate Government Fixed Income Portfolio	0.10%

DFA Inflation-Protected Securities Portfolio	0.10%

DFA Short-Term Municipal Bond Portfolio	0.20%

DFA California Short-Term Municipal Bond Portfolio	0.20%

For the period December 1, 2007 to October 31, 2008, the Feeder Funds' and the U.S. Targeted Value Portfolio administrative services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

U.S. Large Company Portfolio	0.095%

Enhanced U.S. Large Company Portfolio	0.15%

U.S. Large Cap Value Portfolio	0.15%

U.S. Targeted Value Portfolio	0.25%

U.S. Small Cap Value Portfolio	0.30%

U.S. Small Cap Portfolio	0.32%

U.S. Micro Cap Portfolio	0.40%

International Small Company Portfolio	0.40%

Japanese Small Company Portfolio	0.40%

Asia Pacific Small Company Portfolio	0.40%

United Kingdom Small Company Portfolio	0.40%

Continental Small Company Portfolio	0.40%

DFA Global Real Estate Securities Portfolio	0.35%

Emerging Markets Portfolio	0.40%

Emerging Markets Small Cap Portfolio	0.45%

DFA One-Year Fixed Income Portfolio	0.10%

DFA Two-Year Global Fixed Income Portfolio	0.10%

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive certain fees, including administration/advisory fees, and in certain instances, assume certain expenses of the Portfolios, as described in the notes below. The Fee Waiver and Expense Assumption Agreement for the Portfolios below will remain in effect through April 1, 2009, and shall continue in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the period December 1, 2007 to October 31, 2008, the Portfolios had expense limits based on a percentage of average net assets on an annualized basis, and the Advisor recovered previously waived fees and/or expenses assumed as listed below (amounts in thousands). Previously waived fees subject to future recovery by the Advisor are also reflected below (amounts in thousands). The Portfolios are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Institutional Class Shares	Expense Limits	Recovery of Previously Waived Fees/ Expenses Assumed	Previously Waived Fees/ Expenses Assumed Subject to Future Recovery
U.S. Large Company Portfolio (1)	0.15%	$31	$1,308
U.S. Targeted Value Portfolio (1)	0.50%	—	—
U.S. Core Equity 1 Portfolio (2)	0.23%	—	—
U.S. Core Equity 2 Portfolio (2)	0.26%	—	—
U.S. Vector Equity Portfolio (2)	0.36%	—	—
T.A. U.S. Core Equity 2 Portfolio (2)	0.30%	24	—
International Core Equity Portfolio (2)	0.49%	—	—
T.A. World ex U.S. Core Equity Portfolio (3)	0.60%	—	167
International Small Company Portfolio (4)	0.45%	—	—
Japanese Small Company Portfolio (4)	0.47%	—	—
Asia Pacific Small Company Portfolio (4)	0.47%	4	46
United Kingdom Small Company Portfolio (4)	0.47%	—	49
Continental Small Company Portfolio (4)	0.47%	—	11
DFA International Real Estate Securities Portfolio (5)	0.65%	—	—
DFA Global Real Estate Securities Portfolio (6)	0.55%	—	89
International Vector Equity Portfolio (5)	0.60%	—	45
Emerging Markets Core Equity Portfolio (5)	0.85%	—	—
DFA Selectively Hedged Global Fixed Income Portfolio (5)	0.25%	—	—
DFA Inflation-Protected Securities Portfolio (5)	0.20%	31	—
DFA Short-Term Municipal Bond Portfolio (7)	0.30%	—	—
DFA California Short-Term Municipal Bond Portfolio (5)	0.30%	16	—
Class R1 Shares
U.S. Targeted Value Portfolio (8)	0.62%	—	—
Class R2 Shares
U.S. Targeted Value Portfolio (9)	0.77%	—	—

(1) The Advisor has contractually agreed to waive its administration fee and to assume each Portfolio's direct and indirect expenses (including, for U.S. Large Company Portfolio, the expenses the Portfolio bears as a shareholder of its Master Fund) to the extent necessary to limit the expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of a Portfolio are less than the rate listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(2) The Advisor has contractually agreed to waive all or a portion of its advisory fee and assume the Portfolio's expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of each Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of a Portfolio are less than the rates listed above for such Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(3) The Advisor has contractually agreed to waive all or a portion of the Portfolio's advisory fee to the extent necessary to limit the total advisory fees paid by the Portfolio to the Advisor directly or indirectly (the proportionate share of the advisory fees paid by the Portfolio through its investment in other funds managed by the Advisor) to 0.40% of the Portfolio's average net assets on an annualized basis. The Advisor has also contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other funds managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than the rate listed above for the Portfolio, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(4) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio's other direct expenses (for International Small Company, not including expenses incurred through its investment in other investment companies) to the extent necessary to limit the direct expenses of the Portfolio to the rates listed above as a percentage of average net assets on an annualized basis. The Fee Waiver and Expense Assumption Agreement does not include the indirect expenses each Portfolio bears as a shareholder of its Master Funds. At any time that the direct expenses of the Portfolio are less than the rates listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's direct expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(5) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the Portfolio's expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(6) The Advisor has contractually agreed to waive all or a portion of its advisory fee and to assume the expenses of the Portfolio (including the expenses that the Portfolio bears as a shareholder of other investment companies managed by the Advisor but excluding the expenses that the Portfolio incurs indirectly through its investment in unaffiliated investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Portfolio to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(7) The Advisor has contractually agreed to waive all or a portion of its advisory fee to the extent necessary to reduce the Portfolio's expenses (not including expenses incurred through its investment in other investment companies) ("Portfolio Expenses") up to the amount of its total advisory fee when its Portfolio Expenses exceed the rate listed above as a percentage of average net assets on an annualized basis. At any time that the annualized Portfolio Expenses of the Portfolio are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived to the extent that such recovery will not cause the Portfolio's annualized Portfolio Expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(8) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Class R1 shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R1 Shares' annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

(9) The Advisor has contractually agreed to waive its administration fee and to assume the Portfolio's direct and indirect expenses (excluding the expenses the Portfolio incurs indirectly through investment in other investment companies) ("Portfolio Expenses") to the extent necessary to limit the Portfolio Expenses of the Class R2 shares to the rate listed above as a percentage of average net assets on an annualized basis. At any time that the Class R2 Shares' annualized expenses are less than the rate listed above as a percentage of average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Portfolio's annualized expenses to exceed the applicable percentage of average net assets on an annualized basis, as listed above.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $159 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At October 31, 2008, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

U.S. Large Company Portfolio	$48

Enhanced U.S. Large Company Portfolio	4

U.S. Large Cap Value Portfolio	102

U.S. Targeted Value Portfolio	12

U.S. Small Cap Value Portfolio	112

U.S. Core Equity 1 Portfolio	20

U.S. Core Equity 2 Portfolio	43

U.S. Vector Equity Portfolio	15

T.A. U.S. Core Equity 2 Portfolio	6

U.S. Small Cap Portfolio	39

U.S. Micro Cap Portfolio	59

DFA Real Estate Securities Portfolio	36

Large Cap International Portfolio	28

International Core Equity Portfolio	36

T.A. World ex U.S. Core Equity Portfolio	1

International Small Company Portfolio	72

Japanese Small Company Portfolio	3

Asia Pacific Small Company Portfolio	2

United Kingdom Small Company Portfolio	1

Continental Small Company Portfolio	2

DFA International Real Estate Securities Portfolio	7

DFA Global Real Estate Securities Portfolio	1

DFA International Small Cap Value Portfolio	110

International Vector Equity Portfolio	1

Emerging Markets Portfolio	40

Emerging Markets Small Cap Portfolio	17

Emerging Markets Core Equity Portfolio	$26

DFA One-Year Fixed Income Portfolio	50

DFA Two-Year Global Fixed Income Portfolio	46

DFA Selectively Hedged Global Fixed Income Portfolio	2

DFA Five-Year Government Portfolio	18

DFA Five-Year Global Fixed Income Portfolio	52

DFA Intermediate Government Fixed Income Portfolio	20

DFA Inflation-Protected Securities Portfolio	5

DFA Short-Term Municipal Bond Portfolio	14

DFA California Short-Term Municipal Bond Portfolio	3

E.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
U.S. Targeted Value Portfolio	—	—	$784,517	$158,943
U.S. Core Equity 1 Portfolio	—	—	772,070	72,872
U.S. Core Equity 2 Portfolio	—	—	919,025	227,552
U.S. Vector Equity Portfolio	—	—	435,193	108,303
T.A. U.S. Core Equity 2 Portfolio	—	—	677,938	33,387
DFA Real Estate Securities Portfolio	—	—	400,916	320,606
Large Cap International Portfolio	—	—	241,566	239,872
International Core Equity Portfolio	—	—	1,184,486	104,660
T.A. World ex U.S. Core Equity Portfolio	—	—	309,525	1,929
DFA International Real Estate Securities Portfolio	—	—	431,110	4,259
DFA International Small Cap Value Portfolio	—	—	1,875,427	1,208,690
International Vector Equity Portfolio	—	—	79,180	26
Emerging Markets Core Equity Portfolio	—	—	540,578	57,542
DFA Selectively Hedged Global Fixed Income Portfolio	$37,094	$24,036	244,577	300
DFA Five-Year Government Portfolio	1,739,252	665,887	—	—
DFA Five-Year Global Fixed Income Portfolio	2,485,545	1,190,998	691,937	497,073
DFA Intermediate Government Fixed Income Portfolio	186,175	233,806	—	—
DFA Inflation-Protected Securities Portfolio	186,535	11,081	—	—
DFA Short-Term Municipal Bond Portfolio	—	—	479,417	4,018
DFA California Short-Term Municipal Bond Portfolio	—	—	143,843	17,733

F.  Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies", non-deductible offering costs, foreign bond bifurcation, the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes and distribution redesignations, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Enhanced U.S. Large Company Portfolio	$(14,673)	$14,691	$(18)
U.S. Large Cap Value Portfolio	4,199	(4,185)	(14)
U.S. Targeted Value Portfolio	940	(958)	18
U.S. Small Cap Value Portfolio	1,317,651	36,758	(1,354,409)
T.A. U.S. Core Equity 2 Portfolio	(31)	31	—
U.S. Small Cap Portfolio	553,289	9,195	(562,484)
U.S. Micro Cap Portfolio	700,277	38,521	(738,798)
DFA Real Estate Securities Portfolio	—	(3,305)	3,305
Large Cap International Portfolio	15,899	(1,482)	(14,417)
International Core Equity Portfolio	8,889	(2,295)	(6,594)
T.A. World ex U.S. Core Equity Portfolio	(29)	35	(6)
International Small Company Portfolio	—	3,596	(3,596)
Japanese Small Company Portfolio	(623)	96	527
Asia Pacific Small Company Portfolio	—	(76)	76
United Kingdom Small Company Portfolio	14	71	(85)
Continental Small Company Portfolio	4	(3)	(1)
DFA International Real Estate Securities Portfolio	(5)	(516)	521
DFA Global Real Estate Securities Portfolio	(16)	16	—
DFA International Small Cap Value Portfolio	7,876	(9,622)	1,746
International Vector Equity Portfolio	(5)	(14)	19
Emerging Markets Portfolio	7,132	(6,340)	(792)
Emerging Markets Small Cap Portfolio	45	(1,309)	1,264
Emerging Markets Core Equity Portfolio	1,698	(1,074)	(624)
DFA One-Year Fixed Income Portfolio	(8,854)	8,854	—
DFA Two-Year Global Fixed Income Portfolio	(63,279)	62,999	280
DFA Selectively Hedged Global Fixed Income Portfolio	(2,209)	(5,238)	7,447
DFA Five-Year Global Fixed Income Portfolio	(5,349)	(15,289)	20,638
DFA Inflation-Protected Securities Portfolio	(32)	32	—
DFA California Short-Term Municipal Bond Portfolio	(11)	11	—

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Company Portfolio
2006	$41,748	—	$41,748
2007	55,847	—	55,847
2008	67,060	—	67,060
Enhanced U.S. Large Company Portfolio
2006	5,651	—	5,651
2007	23,020	$1,991	25,011
2008	15,756	17,593	33,349
U.S. Large Cap Value Portfolio
2006	83,776	5,642	89,418
2007	105,066	146,660	251,726
2008	118,438	315,456	433,894

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Targeted Value Portfolio
2006	$7,089	$10,659	$17,748
2007	9,597	12,911	22,508
2008	9,084	14,001	23,085
U.S. Small Cap Value Portfolio
2006	99,305	537,712	637,017
2007	168,338	643,084	811,422
2008	73,038	747,955	820,993
U.S. Core Equity 1 Portfolio
2006	5,968	—	5,968
2007	15,517	1,000	16,517
2008	22,927	—	22,927
U.S. Core Equity 2 Portfolio
2006	9,408	—	9,408
2007	36,180	1,451	37,631
2008	48,004	—	48,004
U.S. Vector Equity Portfolio
2006	1,296	—	1,296
2007	13,979	—	13,979
2008	14,964	—	14,964
T.A. U.S. Core Equity 2 Portfolio
2007	—	—	—
2008	4,648	—	4,648
U.S. Small Cap Portfolio
2006	49,510	117,599	167,109
2007	70,394	144,164	214,558
2008	35,218	173,651	208,869
U.S. Micro Cap Portfolio
2006	97,962	222,188	320,150
2007	109,408	344,357	453,765
2008	82,937	350,692	433,629
DFA Real Estate Securities Portfolio
2006	59,687	48,370	108,057
2007	65,631	77,963	143,594
2008	34,694	200,903	235,597
Large Cap International Portfolio
2006	40,702	—	40,702
2007	52,781	909	53,690
2008	54,328	28,913	83,241
International Core Equity Portfolio
2006	9,763	—	9,763
2007	40,770	205	40,975
2008	85,639	17,053	102,692

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
T.A. World ex U.S. Core Equity Portfolio
2008	$1,192	—	$1,192
International Small Company Portfolio
2006	90,178	$123,568	213,746
2007	147,606	139,397	287,003
2008	167,345	279,890	447,235
Japanese Small Company Portfolio
2006	2,258	—	2,258
2007	2,759	—	2,759
2008	3,574	—	3,574
Asia Pacific Small Company Portfolio
2006	1,662	—	1,662
2007	3,089	—	3,089
2008	4,433	—	4,433

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
United Kingdom Small Company Portfolio
2006	$799	$888	—	$1,687
2007	1,360	1,153	—	2,513
2008	1,227	1,311	$19	2,557
Continental Small Company Portfolio
2006	1,559	5,185	—	6,744
2007	3,386	2,271	—	5,657
2008	4,326	6,764	97	11,187
DFA International Real Estate Securities Portfolio
2006	—	—	—	—
2007	2,768	—	—	2,768
2008	19,791	—	—	19,791
DFA Global Real Estate Securities Portfolio
2008	—	—	—	—
DFA International Small Cap Value Portfolio
2006	132,360	176,381	—	308,741
2007	218,066	401,394	—	619,460
2008	318,023	534,468	—	852,491
International Vector Equity Portfolio
2008	—	—	—	—
Emerging Markets Portfolio
2006	55,765	587	—	56,352
2007	54,872	23,352	—	78,224
2008	70,205	128,306	—	198,511

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Return of Capital	Total
Emerging Markets Small Cap Portfolio
2006	$15,659	$11,803	—	$27,462
2007	21,595	53,499	—	75,094
2008	32,090	83,686	—	115,776
Emerging Markets Core Equity Portfolio
2006	9,153	83	—	9,236
2007	26,413	1,966	—	28,379
2008	42,769	5,265	$204	48,238
DFA One-Year Fixed Income Portfolio
2006	88,029	—	—	88,029
2007	149,471	—	—	149,471
2008	102,391	—	—	102,391
DFA Two-Year Global Fixed Income Portfolio
2006	28,485	—	—	28,485
2007	78,938	—	—	78,938
2008	99,528	296	—	99,824
DFA Selectively Hedged Global Fixed Income Portfolio
2008	—	—	68	68
DFA Five-Year Government Portfolio
2006	34,242	—	—	34,242
2007	49,378	—	—	49,378
2008	38,626	—	—	38,626
DFA Five-Year Global Fixed Income Portfolio
2006	54,715	—	4,812	59,527
2007	60,967	—	—	60,967
2008	96,473	—	5,349	101,822
DFA Intermediate Government Fixed Income Portfolio
2006	25,823	2,647	—	28,470
2007	46,222	310	—	46,532
2008	59,933	112	—	60,045
DFA Inflation-Protected Securities Portfolio
2006	—	—	—	—
2007	2,996	—	—	2,996
2008	19,588	—	—	19,588
DFA Short-Term Municipal Bond Portfolio
2006	16,050	—	—	16,050
2007	24,969	—	—	24,969
2008	18,834	—	—	18,834
DFA California Short-Term Municipal Bond Portfolio
2007	1,116	—	—	1,116
2008	3,577	—	—	3,577

At October 31, 2008, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
U.S. Large Cap Value Portfolio	$4,198	—	$4,198
U.S. Targeted Value Portfolio	939	—	939
Large Cap International Portfolio	881	—	881
International Core Equity Portfolio	1,299	—	1,299
DFA International Real Estate Securities Portfolio	8	—	8
DFA International Small Cap Value Portfolio	7,029	$846	7,875
Emerging Markets Portfolio	5,434	1,698	7,132
Emerging Markets Small Cap Portfolio	45	—	45

At October 31, 2008, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
U.S. Large Company Portfolio	$10,911	—	$(129,796)	$(118,885)
Enhanced U.S. Large Company Portfolio	17,552	—	(116,138)*	(98,586)
U.S. Large Cap Value Portfolio	30,999	—	—	30,999
U.S. Targeted Value Portfolio	2,111	—	(998)	1,113
U.S. Small Cap Value Portfolio	32,013	—	(371,019)	(339,006)
U.S. Core Equity 1 Portfolio	280	—	(21,910)	(21,630)
U.S. Core Equity 2 Portfolio	443	—	(57,743)	(57,300)
U.S. Vector Equity Portfolio	3,652	—	(14,463)	(10,811)
T.A. U.S. Core Equity 2 Portfolio	1,833	—	(7,282)	(5,449)
U.S. Small Cap Portfolio	7,870	—	(380,119)	(372,249)
U.S. Micro Cap Portfolio	36,230	—	(453,532)	(417,302)
DFA Real Estate Securities Portfolio	34,249	—	(70,758)	(36,509)
Large Cap International Portfolio	2,829	—	(19,004)	(16,175)
International Core Equity Portfolio	563	—	(10,739)	(10,176)
T.A. World ex U.S. Core Equity Portfolio	1,016	—	(2,250)	(1,234)
International Small Company Portfolio	13,366	—	(125,946)	(112,580)
Japanese Small Company Portfolio	1,084	—	(68,241)	(67,157)
Asia Pacific Small Company Portfolio	1,077	—	(30,387)	(29,310)
United Kingdom Small Company Portfolio	—	—	(931)	(931)
Continental Small Company Portfolio	—	—	(16,513)	(16,513)
DFA International Real Estate Securities Portfolio	5,091	—	(13,492)	(8,401)
DFA Global Real Estate Securities Portfolio	13	—	—	13
DFA International Small Cap Value Portfolio	13,995	$25,188	—	39,183
International Vector Equity Portfolio	232	—	(27)	205
Emerging Markets Portfolio	5,867	20,944	—	26,811
Emerging Markets Small Cap Portfolio	3,552	—	(21,881)	(18,329)
Emerging Markets Core Equity Portfolio	—	—	(62,950)	(62,950)
DFA One-Year Fixed Income Portfolio	9,752	—	(13,882)	(4,130)
DFA Two-Year Global Fixed Income Portfolio	84,596	—	(22,911)	61,685
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	—	—
DFA Five-Year Government Portfolio	5,156	—	(19,566)	(14,410)
DFA Five-Year Global Fixed Income Portfolio	—	—	(37,996)	(37,996)

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
DFA Intermediate Government Fixed Income Portfolio	$10,404	$6,294	—	$16,698
DFA Inflation-Protected Securities Portfolio	4,009	364	—	4,373
DFA Short-Term Municipal Bond Portfolio	2,185	—	$(17)	2,168
DFA California Short-Term Municipal Bond Portfolio	442	—	(23)	419

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	2009	2010	2011	2012	2013	2014	2015	2016		Total
U.S. Large Company Portfolio	—	—	$27,798	—	$5,485	$8,867	—	$87,646		$129,796
Enhanced U.S. Large Company Portfolio	—	—	—	—	—	—	—	116,138	*	116,138	*
U.S. Targeted Value Portfolio	—	—	—	—	—	—	—	998		998
U.S. Small Cap Value Portfolio	—	—	—	—	—	—	—	371,019		371,019
U.S. Core Equity 1 Portfolio	—	—	—	—	—	—	$3,266	18,644		21,910
U.S. Core Equity 2 Portfolio	—	—	—	—	—	—	15,562	42,181		57,743
U.S. Vector Equity Portfolio	—	—	—	—	—	—	1,759	12,704		14,463
T.A. U.S. Core Equity 2 Portfolio	—	—	—	—	—	—	310	6,972		7,282
U.S. Small Cap Portfolio	—	—	—	—	—	—	—	380,119		380,119
U.S. Micro Cap Portfolio	—	—	—	—	—	—	—	453,532		453,532
DFA Real Estate Securities Portfolio	—	—	—	—	—	—	—	70,758		70,758
Large Cap International Portfolio	—	—	—	—	—	—	—	19,004		19,004
International Core Equity Portfolio	—	—	—	—	—	—	—	10,739		10,739
T.A. World ex U.S. Core Equity Portfolio	—	—	—	—	—	—	—	2,250		2,250
International Small Company Portfolio	—	—	—	—	—	—	—	125,946		125,946
Japanese Small Company Portfolio	$3,508	$4,453	19,912	$3,801	3,055	2,451	8,004	23,057		68,241
Asia Pacific Small Company Portfolio	—	—	5,837	1,150	907	864	—	21,629		30,387
United Kingdom Small Company Portfolio	—	—	—	—	—	—	—	931		931
Continental Small Company Portfolio	—	—	—	—	—	—	—	16,513		16,513
DFA International Real Estate Securities Portfolio	—	—	—	—	—	—	46	13,446		13,492
International Vector Equity Portfolio	—	—	—	—	—	—	—	27		27
Emerging Markets Small Cap Portfolio	—	—	—	—	—	—	—	21,881		21,881
Emerging Markets Core Equity Portfolio	—	—	—	—	—	—	—	62,950		62,950
DFA One-Year Fixed Income Portfolio	—	—	—	1,119	4,660	—	6,830	1,273		13,882
DFA Two-Year Global Fixed Income Portfolio	—	—	—	3,018	10,707	8,622	—	564		22,911
DFA Five-Year Government Portfolio	—	—	—	—	4,975	14,591	—	—		19,566
DFA Five-Year Global Fixed Income Portfolio	—	—	—	4,667	12,384	15,882	—	5,063		37,996
DFA Short-Term Municipal Bond Portfolio	—	—	—	17	—	—	—	—		17
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	—	—	4	19		23

*  As a result of The Enhanced U.S. Large Company Series "Check the Box" election on 11/1/2008, a $116,138,144 capital loss carryover was transferred to the Enhanced U.S. Large Company Portfolio. Per limitations within Internal Revenue Code Section 381(c)(3), the Portfolio will not be able to apply any of this until the tax year ended 10/31/2009 or the first taxable year ending after the date of the transfer. Any unused portion of the loss will expire in 2016.

During the period ended October 31, 2008, the following Portfolio utilized capital loss carryforwards to offset realized capital gains for federal income tax purposes (amounts in thousands):

DFA Five-Year Government Portfolio	$2,704

For the period ended October 31, 2008, the Japanese Small Company Portfolio had capital loss carryforward expirations of $632 (in thousands).

Some of the Portfolios' investments and investments held by the Master Funds are in securities considered to be "passive foreign investment companies" for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2008, the following Portfolios had cumulative unrealized appreciation (depreciation)

(mark to market) to be included in distributable net investment income for federal tax purposes. For the period December 1, 2007 to October 31, 2008, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
Large Cap International Portfolio	$2,082	$15
International Core Equity Portfolio	74	30
T.A. World ex U.S. Core Equity Portfolio	—	—
International Small Company Portfolio	4,396	4,189
Japanese Small Company Portfolio	117	142
Asia Pacific Small Company Portfolio	664	—
United Kingdom Small Company Portfolio	41	147
Continental Small Company Portfolio	—	2
DFA International Real Estate Securities Portfolio	980	—
DFA International Small Cap Value Portfolio	13,204	—
Emerging Markets Portfolio	—	—
Emerging Markets Small Cap Portfolio	85	—
Emerging Markets Core Equity Portfolio	—	4

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
U.S. Large Company Portfolio	$2,968,522	$174,688	$(597,988)	$(423,300)
Enhanced U.S. Large Company Portfolio	199,118	—	(847)	(847)
U.S. Large Cap Value Portfolio	7,351,627	—	(2,020,287)	(2,020,287)
U.S. Targeted Value Portfolio	1,423,657	25,538	(369,693)	(344,155)
U.S. Small Cap Value Portfolio	6,914,394	491,296	(1,923,659)	(1,432,363)
U.S. Core Equity 1 Portfolio	2,069,956	31,426	(514,761)	(483,335)
U.S. Core Equity 2 Portfolio	4,018,970	72,791	(1,113,612)	(1,040,821)
U.S. Vector Equity Portfolio	1,441,282	28,840	(435,979)	(407,139)
T.A. U.S. Core Equity 2 Portfolio	830,565	9,148	(190,257)	(181,109)
U.S. Small Cap Portfolio	2,413,619	226,160	(564,608)	(338,448)
U.S. Micro Cap Portfolio	3,317,977	524,174	(918,987)	(394,813)
DFA Real Estate Securities Portfolio	2,711,758	131,561	(634,180)	(502,619)
Large Cap International Portfolio	1,635,446	115,579	(403,077)	(287,498)
International Core Equity Portfolio	3,602,731	27,637	(1,308,483)	(1,280,846)
T.A. World ex U.S. Core Equity Portfolio	345,399	1,546	(89,292)	(87,746)
International Small Company Portfolio	4,398,350	173,738	(1,484,960)	(1,311,222)
Japanese Small Company Portfolio	260,231	41,157	(167,908)	(126,751)
Asia Pacific Small Company Portfolio	109,611	35,693	(81,347)	(45,654)
United Kingdom Small Company Portfolio	38,182	16,871	(29,154)	(12,283)
Continental Small Company Portfolio	133,809	42,755	(82,538)	(39,783)
DFA International Real Estate Securities Portfolio	896,506	72	(390,608)	(390,536)
DFA Global Real Estate Securities Portfolio	125,816	—	(34,953)	(34,953)
DFA International Small Cap Value Portfolio	8,113,396	302,755	(2,866,461)	(2,563,706)
International Vector Equity Portfolio	89,321	692	(17,577)	(16,885)
Emerging Markets Portfolio	1,145,368	502,115	(139,543)	362,572
Emerging Markets Small Cap Portfolio	790,782	17,626	(260,871)	(243,245)

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Emerging Markets Core Equity Portfolio	$1,905,091	$50,619	$(584,276)	$(533,657)
DFA One-Year Fixed Income Portfolio	3,205,402	—	(11,362)	(11,362)
DFA Two-Year Global Fixed Income Portfolio	3,080,276	44,355	—	44,355
DFA Selectively Hedged Global Fixed Income Portfolio	231,706	—	(28,767)	(28,767)
DFA Five-Year Government Portfolio	1,099,253	11,516	(6,246)	5,270
DFA Five-Year Global Fixed Income Portfolio	3,187,150	170,078	(74,988)	95,090
DFA Intermediate Government Fixed Income Portfolio	1,198,955	40,231	(9,155)	31,076
DFA Inflation-Protected Securities Portfolio	416,951	—	(47,631)	(47,631)
DFA Short-Term Municipal Bond Portfolio	988,646	1,398	(6,009)	(4,611)
DFA California Short-Term Municipal Bond Portfolio	179,433	317	(1,366)	(1,049)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolios' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008, depending on the Portfolios' inception date), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios' financial statements.

For the Portfolios that adopted the provisions of FIN 48 during the fiscal year ended November 30, 2007, management has analyzed the Portfolios' tax positions taken on federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios' financial statements. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amount of any unrecognized tax benefits significantly increasing or decreasing for any of the Portfolios.

On October 22, 2008, The U.S. Micro Cap Series and The U.S. Small Cap Value Series and on October 25, 2008 The U.S. Small Cap Series, each a master fund in a RIC/RIC master feeder structure each with a RIC feeder ("the Portfolios"), having 100% investment in their respective master fund, have each made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, each master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owners, the respective portfolios (the RIC feeders), with the respective portfolios deemed the surviving entities. The final tax year end of the Master Funds was October 21, 2008 for The U.S. Micro Cap Series and The U.S. Small Cap Value Series and October 24, 2008 for The U.S. Small Cap Series. For Federal income tax purposes, pursuant to Code §337(a), each of the master funds recognizes no gain or loss and, pursuant to Code §332(a), each of the Portfolios recognizes no gain or loss on the deemed liquidation. However, pursuant to IRC §332 (c), each of the aforementioned Portfolios has recognized the master fund's deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income.

Pursuant to Code §§ 334(b)(1) and 1223, each of the Portfolios will maintain each respective master fund's holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Each aforementioned master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date (amounts in thousands).

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
The U.S. Micro Cap Series	$(1,265,661)	$1,255,055	$59	$10,547
The U.S. Small Cap Value Series	(3,245,134)	3,217,140	113	27,881
The U.S. Small Cap Series	(1,198,194)	1,190,062	42	8,090

Each of the Portfolios impacted by the "Check the Box" election will also have permanent book/tax differences resulting from the transaction. Listed below are those permanent differences impacting each respective Portfolio. These permanent differences for each portfolio and their respective master fund include items, such as, the reversal of the portfolio's cumulative deferred wash sale losses relative to trades in the master fund and the transfer of the master fund's deferred wash sale losses to the portfolio, the recording of the master fund's and the reversal of the portfolio's unrealized appreciation/depreciation on investment securities, and the transfer of the master fund's cumulative deferred officers' compensation. For financial statement purposes, these adjustments did not result in any changes to each respective fund's net assets or net asset value per share (amounts in thousands).

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
U.S. Micro Cap Portfolio	$(658,120)	$473,720	$(102)	$184,502
U.S. Small Cap Value Portfolio	(1,345,309)	1,000,380	(200)	345,129
U.S. Small Cap Portfolio	(409,380)	270,782	(77)	138,675

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

G.   Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
U.S. Targeted Value Portfolio	Amount	Shares	Amount	Shares
Class R1 Shares*
Shares Issued	$41,494	4,172	N/A	N/A
Shares Issued in Lieu of Cash Distributions	351	36	N/A	N/A
Shares Redeemed	(7,142)	(761)	N/A	N/A
Net Increase (Decrease)—Class R1 Shares	$34,703	3,447	N/A	N/A

	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
U.S. Targeted Value Portfolio	Amount	Shares	Amount	Shares
Class R2 Shares**
Shares Issued	$3,032	306	N/A	N/A
Shares Issued in Lieu of Cash Distributions	10	1	N/A	N/A
Shares Redeemed	(799)	(88)	N/A	N/A
Net Increase (Decrease)—Class R2 Shares	$2,243	219	N/A	N/A
Institutional Class Shares
Shares Issued	$930,939	66,970	$500,717	28,579
Shares Issued in Lieu of Cash Distributions	20,933	1,410	18,152	1,060
Shares Redeemed	(327,204)	(24,350)	(110,437)	(6,247)
Net Increase (Decrease)—Institutional Class Shares	$624,668	44,030	$408,432	23,392

*  Class R1 Shares commenced operations on January 31, 2008.

**  Class R2 Shares commenced operations on June 30, 2008.

H.  Financial Instruments:

In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest, either directly or indirectly through their investment in a corresponding Master Fund, in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Portfolios may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Forward Currency Contracts: The DFA Selectively Hedged Global Fixed Income Portfolio and DFA Five-Year Global Fixed Income Portfolio may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At October 31, 2008, the DFA Selectively Hedged Global Fixed Income Portfolio and the DFA Five-Year Global Fixed Income Portfolio had entered into the following contracts and the net unrealized foreign exchange gain/(loss) is reflected in the accompanying financial statements (amounts in thousands):

DFA Selectively Hedged Global Fixed Income Portfolio

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at Oct. 31, 2008	Unrealized Foreign Exchange Gain (Loss)
11/25/08	32,077	Japanese Yen	$320	$326	$(6)

DFA Five-Year Global Fixed Income Portfolio

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at Oct. 31, 2008	Unrealized Foreign Exchange Gain (Loss)
11/10/08	32,839,797	Japanese Yen	$339,787	$333,484	$6,303
11/19/08	11,770	Australian Dollar	7,905	7,807	98
11/19/08	21,579,524	Japanese Yen	215,054	219,208	(4,154)
11/19/08	220,256	Swedish Krona	29,544	28,367	1,177
11/19/08	106,104	Swiss Franc	93,628	91,517	2,111
11/25/08	36,806,497	Japanese Yen	367,001	373,965	(6,964)
			$1,052,919	$1,054,348	$(1,429)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3.  Foreign Market Risks:  Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign governmental supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities held by the Portfolios may be inhibited.

4.  Futures Contracts:  During the period ended October 31, 2008, the Portfolios entered into futures contracts in accordance with their investment objectives. Upon entering into a futures contract, the Portfolios deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Portfolios as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

At October 31, 2008, the following funds had outstanding futures contracts (dollar amounts in thousands):

Fund	Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
U.S. Targeted Value Portfolio	S&P 500 Index®	12/19/2008	20	$4,837	$3	$495
U.S. Core Equity 1 Portfolio	S&P 500 Index®	12/19/2008	20	4,837	2	495
U.S. Core Equity 2 Portfolio	S&P 500 Index®	12/19/2008	6	1,451	1	149
T.A. U.S. Core Equity 2 Portfolio	S&P 500 Index®	12/19/2008	10	2,418	1	248
DFA Real Estate Securities Portfolio	S&P 500 Index®	12/19/2008	80	19,346	10	1,980
International Core Equity Portfolio	S&P 500 Index®	12/19/2008	125	30,228	15	3,094
T.A. World ex U.S. Core Equity Portfolio	S&P 500 Index®	12/19/2008	12	2,902	1	297
DFA International Small Cap Value Portfolio	S&P 500 Index®	12/19/2008	229	55,378	28	5,668
International Vector Equity Portfolio	S&P 500 Index®	12/19/2008	8	1,935	1	198
Emerging Markets Core Equity Portfolio	S&P 500 Index®	12/19/2008	33	7,980	4	817

5.  Treasury Inflation-Protected Securities (TIPS): The DFA Inflation-Protected Securities Portfolio may purchase TIPS which are securities issued by the U.S. Treasury. Because the interest and/or principal payments on an inflation-protected security are adjusted periodically for changes in inflation, the income distributed by the Portfolio may be irregular. In addition, the current market value of inflation-protected securities is not guaranteed and will fluctuate.

I.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009.

For the period ended October 31, 2008, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Targeted Value Portfolio	3.49%	$512	6	—	$753
U.S. Core Equity 1 Portfolio	3.27%	3,701	16	$5	9,542
U.S. Core Equity 2 Portfolio	3.75%	7,388	18	14	13,919
U.S. Vector Equity Portfolio	4.69%	10,157	12	16	37,588
T.A. U.S. Core Equity 2 Portfolio	3.32%	2,290	23	5	9,804
DFA Real Estate Securities Portfolio	3.39%	9,167	46	40	24,998
DFA Global Real Estate Securities Portfolio	3.05%	712,818	18	1	2,818

There were no outstanding borrowings by the Portfolios under this line of credit at October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009.

For the period ended October 31, 2008, borrowings by the Portfolios under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
U.S. Core Equity 2 Portfolio	4.91%	$17,023	1	$2	$17,023
Large Cap International Portfolio	2.65%	2,917	19	4	5,357
International Core Equity Portfolio	3.07%	1,049	8	1	3,544
T.A. World ex U.S. Core Equity Portfolio	2.75%	757	5	—	2,094
International Small Company Portfolio	2.43%	5,070	20	7	22,542
DFA International Real Estate Securities Portfolio	1.91%	1,759	9	1	1,630
DFA International Small Cap Value Portfolio	2.49%	13,232	36	33	62,321
Emerging Markets Core Equity Portfolio	3.16%	1,216	31	3	3,744

There were no outstanding borrowings by the Portfolios under this line of credit at October 31, 2008.

J.  Securities Lending:

As of October 31, 2008, some of the Portfolios had securities on loan to brokers/dealers, for which each Portfolio held cash collateral. Each Portfolio invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Portfolios' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Portfolio or, at the option of the lending agent, to replace the securities.

Subject to each Portfolios' investment policy, the cash collateral received by the Portfolio from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Portfolio will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

K.  Shareholder Servicing Fees:

The Class R1 Shares pay a shareholder servicing fee in the amount of 0.10% and Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the U.S. Targeted Value Portfolio Class R1 and Class R2 Shares.

L.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

M.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolios' financial statements has not been determined.

N.  In-Kind Redemptions:

In accordance with guidelines described in the Portfolios' prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the period December 1, 2007 to October 31, 2008, the following Portfolios realized net gains of in-kind redemptions (amounts in thousands):

Large Cap International Portfolio	$14,987
International Core Equity Portfolio	7,590
Emerging Markets Core Equity Portfolio	1,902

O.  Other:

At October 31, 2008, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
U.S. Large Company Portfolio — Institutional Class Shares	3	71%
Enhanced U.S. Large Company Portfolio — Institutional Class Shares	3	77%
U.S. Large Cap Value Portfolio — Institutional Class Shares	3	73%
U.S. Targeted Value Portfolio — Class R1 Shares	1	100%
U.S. Targeted Value Portfolio — Class R2 Shares	1	94%
U.S. Targeted Value Portfolio — Institutional Class Shares	2	44%
U.S. Small Cap Value Portfolio — Institutional Class Shares	1	41%
U.S. Core Equity 1 Portfolio — Institutional Class Shares	2	56%
U.S. Core Equity 2 Portfolio — Institutional Class Shares	4	77%
U.S. Vector Equity Portfolio — Institutional Class Shares	3	77%
T.A. U.S. Core Equity 2 Portfolio — Institutional Class Shares	3	91%
U.S. Small Cap Portfolio — Institutional Class Shares	3	53%
U.S. Micro Cap Portfolio — Institutional Class Shares	2	53%
DFA Real Estate Securities Portfolio — Institutional Class Shares	2	69%
Large Cap International Portfolio — Institutional Class Shares	2	77%
International Core Equity Portfolio — Institutional Class Shares	3	65%
T.A. World ex U.S. Core Equity Portfolio — Institutional Class Shares	2	85%
International Small Company Portfolio — Institutional Class Shares	2	51%
Japanese Small Company Portfolio — Institutional Class Shares	4	71%
Asia Pacific Small Company Portfolio — Institutional Class Shares	3	81%
United Kingdom Small Company Portfolio — Institutional Class Shares	1	66%
Continental Small Company Portfolio — Institutional Class Shares	3	70%
DFA International Real Estate Securities Portfolio — Institutional Class Shares	2	68%
DFA Global Real Estate Securities Portfolio — Institutional Class Shares	3	95%
DFA International Small Cap Value Portfolio — Institutional Class Shares	2	47%
International Vector Equity Portfolio — Institutional Class Shares	3	97%
Emerging Markets Portfolio — Institutional Class Shares	1	41%
Emerging Markets Small Cap Portfolio — Institutional Class Shares	2	54%
Emerging Markets Core Equity Portfolio — Institutional Class Shares	3	75%
DFA One-Year Fixed Income Portfolio — Institutional Class Shares	3	81%
DFA Two-Year Global Fixed Income Portfolio — Institutional Class Shares	2	80%
DFA Selectively Hedged Global Fixed Income Portfolio — Institutional Class Shares	3	88%
DFA Five-Year Government Portfolio — Institutional Class Shares	3	74%
DFA Five-Year Global Fixed Income Portfolio — Institutional Class Shares	3	73%
DFA Intermediate Government Fixed Income Portfolio — Institutional Class Shares	2	78%
DFA Inflation-Protected Securities Portfolio — Institutional Class Shares	2	81%
DFA Short-Term Municipal Bond Portfolio — Institutional Class Shares	3	76%
DFA California Short-Term Municipal Bond Portfolio — Institutional Class Shares	3	93%

P.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For

Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

On November 1, 2008, The Enhanced U.S. Large Company Series, a master fund in a RIC/RIC master feeder structure and The Enhanced U.S. Large Company Portfolio ("the Portfolio"), having 100% investment in its respective master fund, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, the master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owner, the portfolio, with the portfolio deemed the surviving entity. The final tax year end of the Master Fund was October 31, 2008. For Federal income tax purposes, pursuant to Code §337(a), the Master Fund did not recognize any gain or loss and, pursuant to Code §332(a), the Portfolio did not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332 (c), the Portfolio has recognized the master fund's deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income.

Pursuant to Code §§ 334(b(1) and 1223, the Portfolio will maintain the Master Fund's holding period and tax basis in the assets deemed transferred to the Portfolio.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(117,037,950)	$52,451,710	$(425,031)	$65,011,271

The Portfolio will also have permanent book/tax differences resulting from the "Check the Box" election. Listed below are those permanent differences impacting the Portfolio. These permanent differences include items, such as, the transfer of the master fund's capital loss carryover to the Portfolio, the reversal of the Portfolio's cumulative deferred wash sale losses relative to trades in the master fund and the transfer of the master fund's deferred wash sale losses to the Portfolio, the recording of the master fund's and the reversal of the Portfolio's unrealized appreciation/depreciation on investment securities, and the transfer of the master fund's cumulative deferred officers' compensation. For financial statement purposes, these adjustments did not result in any changes to the fund's net assets or net asset value per share.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$64,118,768	$59,581,296	$(429,063)	$(123,271,001)

For financial reporting purposes, this transaction had no impact on the net assets of the the fund.

On November 1, 2008, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, each a master fund in a RIC/RIC master feeder structure with RIC feeders, underlying fund of fund investors (Two Year Global Fixed Income Series) and direct client investors, have each made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. As a result of this election, for tax purposes, the master funds are deemed to have distributed all of their assets and liabilities to their shareholders in liquidation of the master fund. Since each master fund has a shareholder owning 80% or more of the fund's shares, and also has shareholders owning less than 80%, each fund's respective transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332 for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to newly formed partnerships. The final tax year end of the Master Funds was October 31, 2008.

For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master's investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code§ 334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholders owning 80% or more of the master fund, pursuant to Internal Revenue Code § 332 (a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to IRC §§ 334(b)(1) and 1223, the 80% or greater shareholder's basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. However, any security distributed in satisfaction of the master's final dividend would have a basis equal to their fair market value and would be deemed acquired on the liquidation date.

Each master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
The DFA One-Year Fixed Income Series	$(27,616,090)	$11,473,625	$49,753	$16,092,712
The DFA Two-Year Global Fixed Income Series	21,245,521	(39,613,298)	(6,979,642)	25,347,419

Each Portfolio impacted by the "Check the Box" election also has permanent book/tax differences resulting from the transaction. Listed below are the permanent differences impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA One-Year Fixed Income Portfolio	$23,017,604	$(17,665,726)	—	$(5,351,878)
DFA Two-Year Global Fixed Income Portfolio	58,589,854	(42,686,199)	$(6,443,265)	(9,460,390)
Global 60/40 Portfolio	—	(3,046,638)	—	3,046,638
Global 25/75 Portfolio	—	(1,370,411)	—	1,370,411

The Global 60/40 Portfolio and the Global 25/75 Portfolio, each representing a less than 80% owner of The DFA Two-Year Global Fixed Income Series, recognized $3,046,638 and $1,370,411 of net capital gain respectively for their tax year ended October 31, 2008, pursuant to IRC §331.

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Company Portfolio, Enhanced U.S. Large Company Portfolio, U.S. Large Cap Value Portfolio, U.S. Targeted Value Portfolio, U.S. Small Cap Value Portfolio, U.S. Core Equity 1 Portfolio, U.S. Core Equity 2 Portfolio, U.S. Vector Equity Portfolio, T.A. U.S. Core Equity 2 Portfolio, U.S. Small Cap Portfolio, U.S. Micro Cap Portfolio, DFA Real Estate Securities Portfolio, Large Cap International Portfolio, International Core Equity Portfolio and T.A. World ex U.S. Core Equity Portfolio. International Small Company Portfolio, Japanese Small Company Portfolio, Asia Pacific Small Company Portfolio, United Kingdom Small Company Portfolio, Continental Small Company Portfolio, DFA International Real Estate Securities Portfolio, DFA Global Real Estate Securities Portfolio, DFA International Small Cap Value Portfolio, International Vector Equity Portfolio, Emerging Markets Portfolio, Emerging Markets Small Cap Portfolio, Emerging Markets Core Equity Portfolio, DFA One-Year Fixed Income Portfolio, DFA Two-Year Global Fixed Income Portfolio, DFA Selectively Hedged Global Fixed Income Portfolio, DFA Five-Year Government Portfolio, DFA Five-Year Global Fixed Income Portfolio, DFA Intermediate Government Fixed Income Portfolio, DFA Inflation-Protected Securities Portfolio, DFA Short-Term Municipal Bond Portfolio and DFA California Short-Term Municipal Bond Portfolio (constituting portfolios within DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolios") at October 31, 2008, the results of each of their operations, the changes in each of their net assets and their financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodians, brokers, and the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHARTS

DFA International Value Portfolio Class R2 vs. MSCI World ex USA Index (net dividends)

April 30, 2008-October 31, 2008

Growth of $10,000
DFA International Value Portfolio Class R2
MSCI World ex USA Index (net dividends)
$20,000
$10,000
$0
04/08
10/08
$5,882
$5,537

Total Return	From 4/30/2008
	-44.63%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA International Value Portfolio Institutional Class vs. MSCI World ex USA Index (net dividends)

October 31, 1998-October 31, 2008

Growth of $10,000
DFA International Value Portfolio Institutional Class
MSCI World ex USA Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$16,769
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.12%	5.09%	5.31%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

International Equity Market Review  11 Months Ended October 31, 2008

International equity markets, affected by credit and liquidity problems similar to those experienced in the U.S., experienced high levels of volatility and broadly negative returns for the period under review. Due to the strengthening of the U.S. dollar vs. most developed countries' currencies (with the exception of the Japanese Yen and the Hong Kong dollar), the performance numbers when expressed in U.S. dollars were lower than when expressed in local currencies for all of the largest country constituents of the MSCI World ex USA Index, with the exception of Japan and Hong Kong. Overall, currency exchange rate changes reduced the returns expressed in U.S. dollars: total return for the MSCI World ex USA Index (net dividends) was –37.82% in local currency and –44.37% in U.S. dollars.

Total Returns for 11 Months Ended October 31, 2008

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,111)	–43.55%	–36.33%
United Kingdom ($1,758)	–29.61%	–44.68%
France ($872)	–36.80%	–45.40%
Canada ($786)	–25.69%	–38.91%
Germany ($705)	–37.97%	–46.42%
Switzerland ($704)	–30.05%	–32.39%
Australia ($513)	–35.10%	–51.58%
Spain ($331)	–40.19%	–48.33%
Italy ($301)	–43.34%	–51.06%
Netherlands ($206)	–41.65%	–49.59%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2008, all rights reserved.

Small company stocks were the poorest-performing asset classes in international markets, while large company growth stocks had the best relative results.

Total Returns for 11 Months Ended October 31, 2008

U.S. Dollar Return
MSCI World ex USA Small Cap Index	–50.30%
MSCI World ex USA Value Index	–45.31%
MSCI World ex USA Index	–44.37%
MSCI World ex USA Growth Index	–43.47%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Losses in emerging markets were worse, on average, than in developed country markets, although results varied widely among individual countries. For the 11 months under review, total returns in U.S. dollars were –53.02% for the MSCI Emerging Markets Index (net dividends) and –44.37% for the MSCI World ex USA Index (net dividends).

Total Returns for 11 Months Ended October 31, 2008

Country	U.S. Dollar Return
Argentina	–55.00%
Brazil	–51.21%
Chile	–36.59%
China	–59.33%
Czech Republic	–40.25%
Hungary	–58.65%
India	–61.19%
Indonesia	–59.87%
Israel	–23.01%
Malaysia	–40.52%
Mexico	–44.05%
Philippines	–49.76%
Poland	–51.90%
South Africa	–47.38%
South Korea	–55.75%
Taiwan	–43.57%
Thailand	–51.81%
Turkey	–59.24%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Master-Feeder Structure

The Portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the Portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

International Equity Portfolio Performance Overview

International Value Portfolio

The International Value Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 530 stocks in 22 developed countries, and essentially was fully invested in equities throughout the year average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, growth stocks generally outperformed value stocks in international markets. Total returns were –44.81% for the MSCI EAFE Index (net dividends), –44.37% for the MSCI World ex US Index (net dividends), and –47.96% for the Portfolio. Relative to the MSCI World ex US Index (net dividends), the underperformance of the Portfolio was primarily due to the Master Fund's greater allocation to value stocks in general and financial stocks in particular, both of which underperformed the Index. Value stocks, which accounted for approximately 69% of the Master Fund compared to 28% of the Index, underperformed the Index by approximately 4 percentage points. Financials, which accounted for 44% of the Master Fund compared to 25% of the Index, underperformed the Index by approximately 8 percentage points. A lower allocation to health care stocks, which accounted for less than 1% of the Master Fund compared to 6% of the Index and outperformed the Index by approximately 22 percentage points, also contributed to the underperformance.

International Value Portfolio Class R2

The International Value Portfolio Class R2 seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 530 stocks in 22 developed countries, and essentially was fully invested in equities throughout the year: average cash levels for the period from the Portfolio's inception on April 30, 2008 through October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the period from the Portfolio's inception on April 30, 2008 through the period ended October 31, 2008, total returns were –41.21% for the MSCI EAFE Index (net dividends), –41.18% for the MSCI World ex USA Index (net dividends), and –44.63% for the International Value Portfolio R2. Relative to the MSCI World ex USA Index (net dividends), the underperformance of the Portfolio was primarily due to a greater allocation to value stocks in general and financial stocks in particular, both of which underperformed the Index. Value stocks, which accounted for approximately 69% of the Portfolio compared to 28% of the Index, underperformed the Index by approximately 4 percentage points. Financials, which accounted for 44% of the Portfolio compared to 25% of the Index, underperformed the Index by approximately 8 percentage points. A lower allocation to health care stocks, which accounted for less than 1% of the Portfolio compared to 6% of the Index and outperformed the Index by approximately 26 percentage points, also contributed to the underperformance.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Class R2 Shares	$1,000.00	$553.70	0.73%	$2.85
Institutional Class Shares	$1,000.00	$554.90	0.44%	$1.72
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.47	0.73%	$3.71
Institutional Class Shares	$1,000.00	$1,022.92	0.44%	$2.24

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company is represented in the Disclosure of Portfolio Holdings, which is included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflects the investments by country.

Affiliated Investment Company	100.0%

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (293,975,874 Shares) at Value†	$3,354,265
Receivable for Fund Shares Sold	11,851
Prepaid Expenses and Other Assets	63
Total Assets	3,366,179
LIABILITIES:
Payables:
Affiliated Investment Company Shares Purchased	7,704
Fund Shares Redeemed	4,147
Due to Advisor	596
Accrued Expenses and Other Liabilities	287
Total Liabilities	12,734
NET ASSETS	$3,353,445
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $3,372 and shares outstanding of 652,972	$5.16
NUMBER OF SHARES AUTHORIZED	25,000,000
Institutional Class Shares — based on net assets of $3,350,073 and shares outstanding of 267,206,005	$12.54
NUMBER OF SHARES AUTHORIZED	300,000,000
Investment in Affiliated Investment Company at Cost	$4,952,304
NET ASSETS CONSIST OF:
Paid-In Capital	$4,736,953
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	9,456
Accumulated Net Realized Gain (Loss)	(1,392,964)
Net Unrealized Appreciation (Depreciation)	—
NET ASSETS	$3,353,445

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Period Dec.1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$203,802	$172,644
Expenses
Administrative Services Fees	10,005	11,144
Accounting & Transfer Agent Fees	86	88
Shareholder Servicing Fees — Class R2 Shares	3	—
Filing Fees	138	131
Shareholders' Reports	162	101
Directors'/Trustees' Fees & Expenses	—	49
Professional Fees	145	128
Other	41	18
Total Expenses	10,580	11,659
Net Investment Income (Loss)	193,222	160,985
Net Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	414,722	120,165
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(146,811)	(11,416)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(3,538,228)	529,397
Net Realized and Unrealized Gain (Loss)	(3,270,317)	638,146
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,077,095)	$799,131

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Period Dec.1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$193,222	$160,985	$112,132
Capital Gain Distributions Received from Affiliated Investment Company	414,722	120,165	73,938
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(146,811)	(11,416)	(4,741)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(3,538,228)	529,397	835,662
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,077,095)	799,131	1,016,991
Distributions From:
Net Investment Income:
Class R2 Shares	(218)	—	—
Institutional Class Shares	(203,735)	(140,110)	(110,180)
Net Short-Term Gains:
Institutional Class Shares	(14,929)	(9,341)	(6,639)
Net Long-Term Gains:
Institutional Class Shares	(106,397)	(65,358)	(43,737)
Total Distributions	(325,279)	(214,809)	(160,556)
Capital Share Transactions:
Shares Issued	1,701,392	2,157,333	1,498,950
Shares Issued in Lieu of Cash Distributions	301,997	192,509	141,308
Shares Redeemed	(1,509,639)	(1,128,154)	(559,091)
Net Increase (Decrease) from Capital Share Transactions	493,750	1,221,688	1,081,167
Total Increase (Decrease) in Net Assets	(2,908,624)	1,806,010	1,937,602
Net Assets
Beginning of Period	6,262,069	4,456,059	2,518,457
End of Period	$3,353,445	$6,262,069	$4,456,059

Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$9,456	$20,513	$6,029

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout the period)

Class R2 Shares

	Period April 30, 2008(a) to Oct. 31, 2008
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations
Net Investment Income (Loss)	0.25	(A)
Net Gains (Losses) (Realized and Unrealized)	(4.46)
Total from Investment Operations	(4.21)
Less Distributions
Net Investment Income	(0.63)
Net Realized Gains	—
Total Distributions	(0.63)
Net Asset Value, End of Period	$5.16
Total Return	(44.63	)%(C)
Net Assets, End of Period (thousands)	$3,372
Ratio of Expenses to Average Net Assets (D)	0.73	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	7.47	%(B)(E)

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Institutional Class Shares

Period Dec.1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$25.51	$22.71	$17.67	$15.73	$12.20	$9.19
Income from Investment Operations
Net Investment Income (Loss)	0.74	(A)	0.72	(A)	0.66	(A)	0.48	0.26	0.22
Net Gains (Losses) (Realized and Unrealized)	(12.44)	3.09	5.37	1.89	3.58	3.02
Total from Investment Operations	(11.70)	3.81	6.03	2.37	3.84	3.24
Less Distributions
Net Investment Income	(0.78)	(0.63)	(0.65)	(0.42)	(0.31)	(0.23)
Net Realized Gains	(0.49)	(0.38)	(0.34)	(0.01)	—	—
Total Distributions	(1.27)	(1.01)	(0.99)	(0.43)	(0.31)	(0.23)
Net Asset Value, End of Period	$12.54	$25.51	$22.71	$17.67	$15.73	$12.20
Total Return	(47.96	)%(C)	17.09%	35.39%	15.40%	31.86%	35.92%
Net Assets, End of Period (thousands)	$3,350,073	$6,262,069	$4,456,059	$2,518,457	$1,431,989	$748,319
Ratio of Expenses to Average Net Assets (D)	0.44	%(B)	0.44%	0.44%	0.48%	0.51%	0.52%
Ratio of Net Investment Income to Average Net Assets	3.86	%(B)	2.89%	3.25%	2.86%	1.87%	2.26%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

DIMENSIONAL INVESTMENT GROUP INC.
DFA INTERNATIONAL VALUE PORTFOLIO
NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio (the "Portfolio") is presented in this section of the report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 71% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

Class R2 shares commenced operations on April 30, 2008. As of October 31, 2008, Class R1 shares has 25,000,000 authorized shares and has not commenced operations.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation:  The shares of the Series held by the Portfolio are valued at their respective daily net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio	$3,354,265	—	—	$3,354,265

2.  Deferred Compensation Plan:  Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $80 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from investment in affiliated investment company that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio or to the Series are directly charged. Common expenses of the Fund or Portfolios are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of the Portfolio. Income, gains and losses, and common expenses of the Portfolio are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

Pursuant to the Expense Assumption Agreement for the Class R2 shares of the DFA International Value Portfolio, the Advisor has contractually agreed to assume the Portfolio's direct expenses (excluding administrative fees and custodian fees) to the extent necessary to limit the expenses of the Class R2 shares of the Portfolio to 0.79% of its average net assets on an annualized basis. At any time that the annualized expenses of the Portfolio are less than 0.79% of its average net assets on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the annualized expenses to exceed 0.79% of its average net assets on an annualized basis. The Portfolio is not obligated to reimburse the advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of such reimbursement.

The Expense Assumption Agreement will remain in effect until April 1, 2009 and shall continue to remain in effect for year to year thereafter unless terminated by the Fund or the Advisor. At October 31, 2008, there were no fees subject to future recovery by the Advisor.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and from net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to a reclassification of distributions, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(326)	$326

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$120,187	$45,625	$165,812
2007	156,076	69,683	225,759
2008	218,970	106,309	325,279

At October 31, 2008, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Caryforward	Total Net Distributable Earnings (Accumulated Losses)
$9,535	—	$(1,392,964)	$(1,383,429)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Portfolio had capital loss carryforwards in the amount of $1,392,964 to offset future realized capital gains expiring in 2016.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$3,352,915	—	—	—

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolios' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios' financial statements.

E.   Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares
Class R2 Shares*
Shares Issued	$5,585	703	N/A	N/A
Shares Issued in Lieu of Cash Distributions	218	25	N/A	N/A
Shares Redeemed	(624)	(75)	N/A	N/A
Net Increase (Decrease)—Class R2 Shares	$5,179	653	N/A	N/A
Institutional Class Shares
Shares Issued	$1,695,807	84,544	$2,157,333	86,715
Shares Issued in Lieu of Cash Distributions	301,779	13,697	192,509	7,988
Shares Redeemed	(1,509,015)	(76,488)	(1,128,154)	(45,424)
Net Increase (Decrease)—Institutional Class Shares	$488,571	21,753	$1,221,688	49,279

*  Class R2 Shares commenced operations on April 30, 2008.

F.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the current overnight Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

G.  Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the DFA International Value Portfolio Class R2 Shares.

H.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

I.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolios' financial statements has not been determined.

J.  Other:

At October 31, 2008, two shareholders held approximately 87% of the outstanding shares of Class R2 shares of the Portfolio and two shareholders held approximately 48% of the outstanding shares of the Institutional Class shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

K.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The U.S. Large Company Series vs. S&P 500 Index
October 31, 1998-October 31, 2008

Growth of $10,000
The U.S. Large Company Series
S&P 500 Index
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$10,419
$10,404

Average Annual Total Return	One Year	Five Years	Ten Years
	-35.86%	0.34%	0.41%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P data are provided by Standard & Poor's Index Services Group.

The Enhanced U.S. Large Company Series vs. S&P 500 Index
October 31, 1998-October 31, 2008

Growth of $10,000
The Enhanced U.S. Large Company Series
S&P 500 Index
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$10,404
$10,253

Average Annual Total Return	One Year	Five Years	Ten Years
	-36.59%	-0.33%	0.25%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The S&P data are provided by Standard & Poor's Index Services Group.

The U.S. Large Cap Value Series vs. Russell 1000 Value Index
October 31, 1998-October 31, 2008

Growth of $10,000

The U.S. Large Cap Value Series
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$14,583
$13,162

Average Annual Total Return	One Year	Five Years	Ten Years
	-40.08%	1.29%	3.84%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The U.S. Small Cap Value Series vs. Russell 2000 Value Index

October 31, 1998-October 31, 2008

Growth of $10,000

The U.S. Small Cap Value Series
Russell 2000 Value Index
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$24,586
$20,410

Average Annual Total Return	One Year	Five Years	Ten Years
	-37.54%	2.43%	9.41%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The U.S. Small Cap Series vs. Russell 2000 Index

October 31, 1998-October 31, 2008

Growth of $10,000

The U.S. Small Cap Series
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$19,986
$16,132

Average Annual Total Return	One Year	Five Years	Ten Years
	-35.59%	1.16%	7.17%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The U.S. Micro Cap Series vs. Russell 2000 Index

October 31, 1998-October 31, 2008

Growth of $10,000

The U.S. Micro Cap Series
Russell 2000 Index
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$23,275
$16,132

Average Annual Total Return	One Year	Five Years	Ten Years
	-36.85%	0.70%	8.81%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The DFA International Value Series vs. MSCI World ex USA Index (net dividends)

October 31, 1998-October 31, 2008

Growth of $10,000

The DFA International Value Series
MSCI World ex USA Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,138
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.03%	5.31%	5.54%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

The Japanese Small Company Series vs.
MSCI Japan Small Cap Index (net dividends), MSCI Japan Small Cap Index (price-only)
October 31, 1998-October 31, 2008

Growth of $10,000
The Japanese Small Company Series
MSCI Japan Small Cap Index (net dividends)
MSCI Japan Small Cap Index (price-only)
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,032
$13,201
$12,262

Average Annual Total Return	One Year	Five Years	Ten Years
	-28.56%	2.87%	5.47%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

The Asia Pacific Small Company Series vs.
MSCI Pacific ex Japan Small Cap Index (net dividends), MSCI Pacific ex Japan Small Cap Index (price-only)
October 31, 1998-October 31, 2008

Growth of $10,000
The Asia Pacific Small Company Series
MSCI Pacific ex Japan Small Cap Index (net dividends)
MSCI Pacific ex Japan Small Cap Index (price-only)
$80,000
$64,000
$48,000
$32,000
$16,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$31,490
$22,206
$15,957

Average Annual Total Return	One Year	Five Years	Ten Years
	-60.54%	3.83%	12.15%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The United Kingdom Small Company Series vs.
MSCI UK Small Cap Index (net dividends), MSCI UK Small Cap Index (price-only)
October 31, 1998-October 31, 2008

Growth of $10,000
The United Kingdom Small Company Series
MSCI UK Small Cap Index (net dividends)
MSCI UK Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,851
$15,675
$11,779

Average Annual Total Return	One Year	Five Years	Ten Years
	-56.46%	1.44%	5.97%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

The Continental Small Company Series vs.
MSCI Europe ex UK Small Cap Index (net dividends), MSCI Europe ex UK Small Cap Index (price-only)
October 31, 1998-October 31, 2008

Growth of $10,000
The Continental Small Company Series
MSCI Europe ex UK Small Cap Index (net dividends)
MSCI Europe ex UK Small Cap Index (price-only)
$50,000
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$20,913
$16,003
$13,323

Average Annual Total Return	One Year	Five Years	Ten Years
	-53.38%	8.27%	7.66%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

The Canadian Small Company Series vs. MSCI Canada Small Cap Index (net div.)

April 2, 2007-October 31, 2008

Growth of $10,000

The Canadian Small Company Series
MSCI Canada Small Cap Index (net div.)
$20,000
$10,000
$0
04/07
2008
10/08
$5,011
$4,800

Average Annual Total Return	One Year	From 4/2/2007
	-63.08%	-37.14%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The Emerging Markets Series vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
October 31, 1998-October 31, 2008

Growth of $10,000
The Emerging Markets Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$70,000
$56,000
$42,000
$28,000
$14,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$29,599
$26,808
$26,070

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.53%	11.42%	11.46%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

The Emerging Markets Small Cap Series vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
October 31, 1998-October 31, 2008

Growth of $10,000
The Emerging Markets Small Cap Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$90,000
$72,000
$54,000
$36,000
$18,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$33,436
$27,536
$26,070

Average Annual Total Return	One Year	Five Years	Ten Years
	-60.29%	8.41%	12.83%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 1.0% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

The DFA One-Year Fixed Income Series vs.
Merrill Lynch Six-Month US Treasury Bill Index, Merrill Lynch One-Year US Treasury Note Index
October 31, 1998-October 31, 2008

Growth of $10,000
The DFA One-Year Fixed Income Series
Merrill Lynch Six-Month US Treasury Bill Index
Merrill Lynch One-Year US Treasury Note Index
$20,000
$10,000
$0
$14,905
$14,798
$14,550
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	3.14%	3.27%	4.00%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The DFA Two-Year Global Fixed Income Series vs. Citigroup World Government Bond Index 1-3 Years (hedged)
October 31, 1998-October 31, 2008

Growth of $10,000
The DFA Two-Year Global Fixed Income Series
Citigroup World Government Bond Index 1-3 Years (hedged)
$20,000
$10,000
$0
$15,394
$14,966
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	3.36%	3.16%	4.11%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Citigroup bond indexes copyright 2008 by Citigroup.

THE DFA INVESTMENT TRUST COMPANY
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

U.S. Equity Market Review  11 Months Ended October 31, 2008

U.S. equity markets experienced high levels of volatility during the 11-month fiscal year ended October 31, 2008. The behavior of equity markets has been driven in large part by the contraction of lending in credit markets. In addition to heightened volatility, the cross-sectional dispersion of stock returns in equity markets has increased relative to previous levels, and returns even within each asset class have differed greatly. Dimensional Fund Advisors believes that a security's risk characteristics determines its expected return. Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization, and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 11 months ended October 31, 2008, small company stocks slightly outperformed large companies, and mid cap companies underperformed both small and large cap companies. The performance of the Russell Microcap Index was –33.59%, the Russell 2000 Index was –29.07%, CRSP 6-10 Index was –32.90%, and MSCI USA Small Cap 1750 Index was –32.21%. Large cap value stocks, as measured by the Russell 1000 Value Index, slightly outperformed large cap growth stocks, as measured by the Russell 1000 Growth Index. The value premium was larger among small cap stocks.

Total Return for 11 Months Ended October 31, 2008

Russell 2000 Index® (small cap companies)	–29.07%
Russell Midcap Index® (mid cap companies)	–37.70%
Russell 1000 Index® (large cap companies)	–33.99%
Russell 3000 Value Index®	–32.90%
Russell 3000 Growth Index®	–34.45%

When the large, mid, and small cap market segments are further divided by value and growth characteristics, the distinction in performance within sectors was equally significant.

Total Return for 11 Months Ended October 31, 2008

Russell 1000 Value Index® (large cap value companies)	–33.55%
Russell 1000 Growth Index® (large cap growth companies)	–34.54%
Russell Midcap Value Index® (mid cap value companies)	–35.42%
Russell Midcap Growth Index® (mid cap growth companies)	–40.01%
Russell 2500 Value Index® (small/mid cap value companies)	–29.10%
Russell 2500 Growth Index® (small/mid cap growth companies)	–37.30%
Russell 2000 Value Index® (small cap value companies)	–24.91%
Russell 2000 Growth Index® (small cap growth companies)	–33.26%

Source: Russell data copyright © Russell Investment Group 1995-2008, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 11 months ended October 31, 2008 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

Domestic Equity Series' Performance Overview

The U.S. Large Company Series

The U.S. Large Company Series seeks to approximate the returns of the S&P 500 Index® by investing in S&P 500 Index® stocks in approximately the same proportions as they are represented in the S&P 500 Index®. The Series was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

For the 11 months ended October 31, 2008, total returns were –33.10% for the Series and –33.31% for the S&P 500 Index®. The securities in the Series closely tracked the investment results of the S&P 500 Index®.

The Enhanced U.S. Large Company Series

The Enhanced U.S. Large Company Series seeks to achieve a total return that exceeds the total return performance of the S&P 500 Index® through an "enhanced cash" strategy. This strategy combines investment in high-grade, short-term fixed income instruments with an overlay of S&P 500 Index® futures contracts or swaps. For the 11 months ended October 31, 2008, approximately 98% of the overlay instruments consisted of S&P 500 Index futures contracts. Swaps and ETFs completed the equity exposure for the last month of the fiscal year. The behavior of S&P 500 Index futures contracts and ETFs linked to the S&P 500 Index is determined principally by the performance of the S&P 500 Index. For the year ended October 31, 2008, total return was –33.77% for the Series and –33.31% for the S&P 500 Index. Relative to the S&P 500 Index, underperformance was mostly due to returns of the fixed income securities in the Master Fund as well as differences in costs between the Portfolio and the Index.

The U.S. Large Cap Value Series

The U.S. Large Cap Value Series seeks to capture the returns of U.S. large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Series held approximately 210 stocks as of October 31, 2008, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, large company stocks generally underperformed small company stocks and value stocks generally outperformed growth stocks. Total returns were –33.31% for the S&P 500 Index®, –33.55% for the Russell 1000 Value Index® and –36.53% for the Series.

Relative to the Russell 1000 Value Index®, underperformance of the Series was primarily due to lower exposure to stocks with neutral value/growth characteristics as measured by book-to-market ("BtM") ratio, and weighting and composition differences of consumer discretionary and consumer staples stocks due to structural differences in eligible universe of the Series compared to the Index. Less value-oriented stocks in the middle BtM quartiles, which represented approximately 11% of the Series compared to approximately 47% of the Index, outperformed value stocks in the highest BtM quartile by more than 17 percentage points. Stocks held by the Series in the consumer discretionary sector, which represented approximately 16% of the Series compared to approximately 8% of the Index, underperformed similar stocks in the Index by about 8 percentage points. Stocks held by the Series in the consumer staples sector, which represented approximately 5% of the Series compared to 9% of the Index, underperformed similar stocks held by the Index by approximately 20 percentage points.

The U.S. Small Cap Value Series

The U.S. Small Cap Value Series seeks to capture the returns of U.S. small company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held about 2,130 stocks and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general approximately 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –29.07% for the Russell 2000 Index®, –24.91% for the Russell 2000 Value Index®,and –31.60% for the Series.

Relative to the Russell 2000 Value Index®, underperformance of the Series for the fiscal year was primarily due to its underperformance in the first five to six weeks of the third quarter following the annual reconstitution of the Russell indexes. During this period, declining financial stocks added to the Index reversed course and rallied while surging energy stocks removed from the Index slumped. The Series did not hold the same composition of financials and energy stocks as the Index and thus underperformed by more than 3 percentage points during this period. Composition differences among the largest and smallest stocks held in the Series compared to the Index and a greater exposure to stocks with the most pronounced value characteristics as measured by book-to-market ("BtM") ratio also contributed to the Series' underperformance. Micro cap stocks held by the Series, which accounted for approximately 34% of the Series compared to 23% of the Index, underperformed similar size stocks held by the Index by approximately 6 percentage points. In addition, value stocks in the highest BtM quartile, which accounted for approximately 59% of the Series compared to approximately 39% of the Index, underperformed the Index by approximately 10 percentage points.

The U.S. Small Cap Series

The U.S. Small Cap Series seeks to capture the returns of U.S. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 2,480 stocks, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong; micro cap and mid cap stocks underperformed large and small cap stocks. Value stocks generally outperformed growth stocks. Total returns were –29.07% for the Russell 2000 Index®, –33.59% for the Russell Microcap Index, and –30.44% for the Series. Relative to the Index, the underperformance of the Portfolio for the fiscal year was primarily due to the Portfolio's higher allocation to micro cap stocks, which underperformed small cap stocks, and the better performance of mid cap stocks in the benchmark.

The U.S. Micro Cap Series

The U.S. Micro Cap Series seeks to capture the returns of very small U.S. company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to very small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 2,440 stocks, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, the size premium was not strong, micro cap and mid cap stocks underperformed large and small cap stocks and value stocks generally outperformed growth stocks.Within the broad universe of smaller capitalization stocks, mid caps outperformed micro caps. Total returns were –29.07% for the Index, –33.59% for the Russell Microcap Index, and –31.08% for the Series. Relative to the Russell 2000 Index®, the underperformance of the Series was primarily due to weighting differences among micro cap stocks held in the Series compared to the Index. Micro cap stocks, which accounted for approximately 58% of the Series compared to approximately 20% of the Index, underperformed the Index by approximately 4 percentage points.

International Equity Market Review  11 Months Ended October 31, 2008

International equity markets, affected by credit and liquidity problems similar to those experienced in the U.S., experienced high levels of volatility and broadly negative returns for the period under review. Due to the strengthening of the U.S. dollar vs. most developed countries' currencies (with the exception of the Japanese Yen and the Hong Kong dollar), the performance numbers when expressed in U.S. dollars were lower than when expressed in local currencies for all of the largest country constituents of the MSCI World ex USA Index, with the exception of Japan and Hong Kong. Overall, currency exchange rate changes reduced the returns expressed in U.S. dollars: total return for the MSCI World ex USA Index (net dividends) was –37.82% in local currency and –44.37% in U.S. dollars.

Total Returns for 11 Months Ended October 31, 2008

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,111)	–43.55%	–36.33%
United Kingdom ($1,758)	–29.61%	–44.68%
France ($872)	–36.80%	–45.40%
Canada ($786)	–25.69%	–38.91%
Germany ($705)	–37.97%	–46.42%
Switzerland ($704)	–30.05%	–32.39%
Australia ($513)	–35.10%	–51.58%
Spain ($331)	–40.19%	–48.33%
Italy ($301)	–43.34%	–51.06%
Netherlands ($206)	–41.65%	–49.59%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2008, all rights reserved.

Small company stocks were the poorest-performing asset classes in international markets, while large company growth stocks had the best relative results.

Total Returns for 11 Months Ended October 31, 2008

U.S. Dollar Return
MSCI World ex USA Small Cap Index	–50.30%
MSCI World ex USA Value Index	–45.31%
MSCI World ex USA Index	–44.37%
MSCI World ex USA Growth Index	–43.47%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Losses in emerging markets were worse, on average, than in developed country markets, although results varied widely among individual countries. For the 11 months under review, total returns in U.S. dollars were –53.02% for the MSCI Emerging Markets Index (net dividends) and –44.37% for the MSCI World ex USA Index (net dividends).

Total Returns for 11 Months Ended October 31, 2008

Country	U.S. Dollar Return
Argentina	–55.00%
Brazil	–51.21%
Chile	–36.59%
China	–59.33%
Czech Republic	–40.25%
Hungary	–58.65%
India	–61.19%
Indonesia	–59.87%
Israel	–23.01%
Malaysia	–40.52%
Mexico	–44.05%
Philippines	–49.76%
Poland	–51.90%
South Africa	–47.38%
South Korea	–55.75%
Taiwan	–43.57%
Thailand	–51.81%
Turkey	–59.24%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

International Equity Portfolio Performance Overview

The DFA International Value Series

The DFA International Value Series seeks to capture the returns of international large company value stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Series held approximately 530 stocks in 22 developed-country markets, as of October 31, 2008, and essentially was fully invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, growth stocks generally outperformed value stocks in international markets. Total returns were –44.81% for the MSCI EAFE Index (net dividends), –44.37% for the MSCI World ex US Index (net dividends), and –47.87% for the Series. Relative to the MSCI World ex US Index (net dividends), the underperformance of the Series was primarily due to a greater allocation to value stocks in general and financial stocks in particular, both of which underperformed the Index. Value stocks, which accounted for approximately 69% of the Series compared to 28% of the Index, underperformed the Index by approximately 4 percentage points. Financials, which accounted for 44% of the Series compared to 25% of the Index, underperformed the Index by approximately 8 percentage points. A lower allocation to health care stocks, which accounted for less than 1% of the Series compared to 6% of the Index and outperformed the Index by approximately 22 percentage points, also contributed to the underperformance.

The Japanese Small Company Series

The Japanese Small Company Series seeks to capture the returns of Japanese small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 1,240 stocks and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the Japanese equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, Japanese small company stocks outperformed Japanese large company stocks. Total returns were –36.36% for the MSCI Japan Large Cap Index (net dividends), –33.92% for the MSCI Japan Small Cap Index (net dividends), –35.17% for the MSCI Japan Small Cap Index (price-only) and –26.87% for the Series. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Series intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Japan Small Cap Index (net dividends), the better relative performance of the Series was due to a larger allocation to value stocks, which outperformed the Index by approximately 10 percentage points. Value stocks held by the Series, which accounted for approximately 21% of the Series compared to 13% of the Index, outperformed similar stocks in the Index by approximately 5 percentage points. Small cap and micro cap stocks held by the Series outperformed similar stocks in the MSCI Japan Small Cap Index (net dividends), which also contributed to the Series' better performance.

The Asia Pacific Small Company Series

The Asia Pacific Small Company Series seeks to capture the returns of small company stocks in developed Asia Pacific markets, excluding Japan. The investments strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 950 stocks, and assets were allocated mainly among four countries: Australia, Hong Kong, New Zealand, and Singapore (approximately 62%, 17%, 8%, and 12%, respectively). Country allocations are determined by utilizing the approximate weights of individual securities within a universe of Asia Pacific small company stocks. The allocations do not represent a forecast of future performance and are subject to change. Average cash levels for the 11 months ended October 31, 2008 were in general approximately 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in Asia Pacific equity markets rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, Asia Pacific small company stocks underperformed Asia Pacific large company stocks. Total returns were –50.78% for the MSCI Pacific ex Japan Large Cap Index (net dividends), –62.96% for the MSCI Pacific ex Japan Small Cap Index (net dividends), –64.17% for the MSCI Pacific ex Japan Small Cap Index (price-only), and –57.75% for the Series. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Series intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Pacific ex Japan Small Company Index (net dividends), the better relative performance of the Series was primarily due to composition differences among stocks with larger market capitalizations. Small cap stocks with higher market capitalizations held by the Series outperformed similar size stocks held by the Index by approximately 6 percentage points. The Series' larger allocation to energy stocks, which comprised about 10% of the Series compared to 8% of the Index and outperformed the overall Index, also contributed to its better performance.

The United Kingdom Small Company Series

The United Kingdom Small Company Series seeks to capture the returns of U.K. small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 380 stocks and average cash levels for the 11 months ended October 31, 2008 were in general approximately 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the U.K. equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, U.K. small company stocks underperformed U.K. large company stocks. Total returns were –43.64% for the MSCI U.K. Large Cap Index (net dividends), –53.13% for the MSCI U.K. Small Cap Index (net dividends), –54.52% for the MSCI U.K. Small Cap Index (price-only) and –50.77% for the Series. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Series intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI U.K. Small Cap Index (net dividends), the better relative performance of the Series was primarily due to the lower allocation by the Portfolio to financials, 13% vs. 17%. Financial stocks held by the Portfolio outperformed similar stocks in the Index by approximately 5 percentage points.

The Continental Small Company Series

The Continental Small Company Series seeks to capture the returns of small company stocks in developed markets of Europe, excluding the U.K., by purchasing shares of The Continental Small Company Series, a Series that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 1,150 stocks in 15 developed continental European countries and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets. Country allocations reflect the approximate weights of individual securities within a universe of continental European small company stocks. Country allocations do not represent a forecast of future performance and are subject to change.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the continental European equity markets, excluding the U.K., rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, continental European small company stocks underperformed continental European large company stocks. Total returns were –47.06% for the large cap MSCI Europe ex U.K. Index (net dividends), –54.30% for the MSCI Europe ex U.K Small Cap Index (net dividends), –55.24% for the MSCI Europe ex U.K Small Cap Index (price-only), and –49.66% for the Series. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Series intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Europe ex U.K. Small Cap Index (net dividends), the better performance of the Series was primarily due to composition differences for financial and industrial stocks. Financial stocks held by the Series outperformed those held by the Index by approximately 13 percentage points, while industrial stocks held by the Series outperformed similar stocks in the Index by approximately 4 percentage points.

The Canadian Small Company Series

The Canadian Small Company Series seeks to capture the returns of Canadian small company stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 330 stocks, and was mostly invested in equities throughout the year: the average cash levels for the 11 months ended October 31, 2008 were in general approximately 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in the Canadian equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, Canadian small company stocks underperformed Canadian large company stocks. Total returns were –38.53% for the MSCI Canada Large Cap Index (net dividends), –53.63% for the MSCI Canada Small Cap Index (net dividends), –54.48% for the MSCI Canada Small Cap Index (price-only) and –56.44% for the Series. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Series intends to include the price-only Index for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Canada Small Cap Index (net dividends), underperformance of the Series was primarily due to a greater allocation to materials stocks than the Index and a lower allocation to energy stocks. Materials stocks, which accounted for approximately 35% of the Series compared to 27% of the Index, underperformed the Index by approximately 15 percentage points. Energy stocks, which accounted for 24% of the Series compared to 30% of the Index, outperformed the Index by approximately 10 percentage points.

The Emerging Markets Series

The Emerging Markets Series seeks to capture the returns of large company stocks in selected emerging markets. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 520 stocks in 17 emerging countries, and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Series' assets.

As a result of the Series' diversified approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –52.88% for the MSCI Emerging Markets Index (gross dividends), –53.02% for the MSCI Emerging Markets Index (net dividends), and –48.15% for the Series. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Series intends to include the Index gross of foreign withholding taxes on dividends for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), the better performance of the Series was primarily due to a lower allocation to China and Russia, which underperformed the overall Index, and a greater allocation to Mexico and Israel, which outperformed the Index. On average, Chinese stocks represented approximately 7% of the Series for the period under review compared to 15% in the Index. The Series does not purchase Russian stocks, which represented approximately 10% of the Index. Israeli stocks represented approximately 4% of the Series, compared to 2% of the Index; while Mexican stocks represented approximately 9% of the Series, compared to 5% of the Index.

The Emerging Markets Small Cap Series

The Emerging Markets Small Cap Series seeks to capture the returns of small company stocks in selected emerging markets. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to emerging markets small company stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Series held approximately 1,840 stocks in 16 emerging countries, and average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Series' assets.

As a result of the Series' diversified investment approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, emerging markets small company stocks generally underperformed emerging markets large company stocks. Total returns were –52.88% for the MSCI Emerging Markets Index (gross dividends), –53.02% for the MSCI Emerging Markets Index (net dividends), and –56.84% for the Series. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Series intends to include the Index gross of foreign withholding taxes on dividends for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), underperformance of the Series was primarily due to a greater allocation to stocks with lower market capitalizations, which underperformed the Index. On average, small cap stocks with lower market capitalizations represented approximately 64% of the Series for the period under review, compared to 3% in the Index.

Fixed Income Market Review  11 Months Ended October 31, 2008

U.S. and international credit markets experienced extreme levels of volatility in the fiscal year ended October 31, 2008, as defaults in the subprime and related mortgage markets and the subsequent bankruptcy of leading underwriter Lehman Brothers caused credit spreads to widen sharply. Risk aversion caused a severe tightening of credit across all maturities and quality ranges both in the U.S. and international fixed income markets and a spike in interbank lending rates. To encourage lending, the U.S. Federal Reserve lowered the target rate for federal funds from 4.50% on November 30, 2007 to 1.00% by October 31, 2008 and pumped billions of dollars of liquidity into the financial system through various loan programs and capital injections into banks. Central banks around the world took similar actions to loosen credit markets. The three-month London Interbank Offered Rate ("LIBOR"), a widely used benchmark of short-term interest rates, spiked sharply higher late in the period but fell 210 basis points during the 11 months ended October 31, 2008, while the yield on ten-year U.S. Treasury notes rose just 1 basis point. The yield curve, V-shaped to start the year, ended the year with an upward slope as yields on short-term instruments fell below those with longer maturities.

	11/30/07	10/31/08	Change
Three-Month LIBOR (yield)	5.13%	3.03%	–41.02%
Ten-Year U.S. Treasury Notes (yield)	3.94%	3.95%	0.30%

Source: Bloomberg. "Change" values are calculated prior to rounding.

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. As a result of an extreme flight to higher-quality debt in the aftermath of the bank and mortgage crisis, total return for fixed income strategies was primarily a function of credit quality. For the 11 months ended October 31, 2008, total returns were 2.24% for three-month U.S. Treasury bills, 7.25% for five-year U.S. Treasury notes, and 5.02% for thirty-year U.S. Treasury bonds.

Some of the Advisor's fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S.

Fixed Income Portfolio Performance Overview

The DFA One-Year Fixed Income Series

The DFA One-Year Fixed Income Series seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities with an average maturity of one year or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns according to the variable maturity model. Maturities are shifted if premiums can be documented. The average maturity of the Series increased during the 11 months under review, from approximately 30 days on November 30, 2007, to 265 days on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 2.79% for the Series, 3.34% for the for the Merrill Lynch Six-Month US Treasury Bill Index, and 3.84% for the Merrill Lynch One-Year US Treasury Note Index. The Series underperformed both Indexes primarily due to structural differences with the Indexes. The Series had high exposure to corporate and agency debt, which underperformed Treasury debt during the period of significantly widening credit spreads.

The DFA Two-Year Global Fixed Income Series

The DFA Two-Year Global Fixed Income Series seeks to maximize risk-adjusted total returns from a universe of U.S. and foreign government securities, high quality corporate securities, and currency-hedged global fixed income instruments, maturing in two years or less. Eligible countries include but are not limited to the Australia, Canada, Denmark, France, Germany, Japan, the Netherlands, Sweden, Switzerland, the United Kingdom, and the United States. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk adjusted expected returns according to the variable maturity model. Maturities are shifted if premiums can be documented. The average maturity of the Series increased from 0.46 years on November 30, 2007 to 0.74 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 3.02% for the Series and 4.38% for the Citigroup World Government Bond Index 1-3 Years (hedged). Relative to the Index, underperformance of the Series was primarily due to structural and maturity differences with the Index. A higher exposure to corporate debt, which underperformed government debt as credit spreads widened significantly, led to the underperformance relative to the government-only benchmark. The Series had a duration of 0.73 on October 31, 2008 compared to 1.84 years for the Index, which limited returns in the falling interest rate environment.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2008

EXPENSE TABLES

The U.S. Large Company Series	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$709.20	0.04%	$0.17
Hypothetical 5% Annual Return	$1,000.00	$1,024.94	0.04%	$0.20
The Enhanced U.S. Large Company Series
Actual Fund Return	$1,000.00	$704.50	0.08%	$0.34
Hypothetical 5% Annual Return	$1,000.00	$1,024.73	0.08%	$0.41

The U.S. Large Cap Value Series	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$648.60	0.11%	$0.46
Hypothetical 5% Annual Return	$1,000.00	$1,024.58	0.11%	$0.56
The U.S. Small Cap Value Series
Actual Fund Return	$1,000.00	$722.90	0.21%	$0.91
Hypothetical 5% Annual Return	$1,000.00	$1,024.08	0.21%	$1.07
The U.S. Small Cap Series
Actual Fund Return	$1,000.00	$746.70	0.04%	$0.18
Hypothetical 5% Annual Return	$1,000.00	$1,024.94	0.04%	$0.20
The U.S. Micro Cap Series
Actual Fund Return	$1,000.00	$751.90	0.11%	$0.48
Hypothetical 5% Annual Return	$1,000.00	$1,024.58	0.11%	$0.56
The DFA International Value Series
Actual Fund Return	$1,000.00	$555.50	0.23%	$0.90
Hypothtical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17
The Japanese Small Company Series
Actual Fund Return	$1,000.00	$786.90	0.13%	$0.58
Hypothetical 5% Annual Return	$1,000.00	$1,024.48	0.13%	$0.66
The Asia Pacific Small Company Series
Actual Fund Return	$1,000.00	$455.10	0.15%	$0.55
Hypothetical 5% Annual Return	$1,000.00	$1,024.38	0.15%	$0.76
The United Kingdom Small Company Series
Actual Fund Return	$1,000.00	$542.10	0.12%	$0.47
Hypothetical 5% Annual Return	$1,000.00	$1,024.53	0.12%	$0.61
The Continental Small Company Series
Actual Fund Return	$1,000.00	$520.70	0.14%	$0.54
Hypothetical 5% Annual Return	$1,000.00	$1,024.43	0.14%	$0.71
The Canadian Small Company Series
Actual Fund Return	$1,000.00	$455.40	0.17%	$0.62
Hypothetical 5% Annual Return	$1,000.00	$1,024.28	0.17%	$0.87
The Emerging Markets Series
Actual Fund Return	$1,000.00	$531.80	0.18%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.23	0.18%	$0.92
The Emerging Markets Small Cap Series
Actual Fund Return	$1,000.00	$465.70	0.31%	$1.14
Hypothetical 5% Annual Return	$1,000.00	$1,023.58	0.31%	$1.58

The DFA One-Year Fixed Income Series	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$1,013.00	0.07%	$0.35
Hypothetical 5% Annual Return	$1,000.00	$1,024.78	0.07%	$0.36
The DFA Two-Year Global Fixed Income Series
Actual Fund Return	$1,000.00	$1,014.20	0.07%	$0.35
Hypothetical 5% Annual Return	$1,000.00	$1,024.78	0.07%	$0.36

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology
The U.S. Large Company Series	8.2%	12.9%	13.2%	13.9%	13.8%	11.0%	15.8%
The U.S. Large Cap Value Series	12.6%	5.5%	15.1%	30.8%	1.8%	17.4%	4.6%
The U.S. Small Cap Value Series	14.4%	3.4%	5.6%	27.5%	7.2%	19.0%	17.3%
The U.S. Small Cap Series	17.0%	4.1%	4.4%	18.3%	12.5%	18.2%	17.1%
The U.S. Micro Cap Series	14.7%	5.4%	3.9%	20.0%	12.4%	17.1%	19.1%
The DFA International Value Series	12.2%	5.1%	5.5%	41.4%	0.5%	10.0%	3.6%
The Japanese Small Company Series	20.8%	11.5%	1.4%	10.7%	4.7%	27.6%	10.8%
The Asia Pacific Small Company Series	20.7%	6.4%	9.4%	12.3%	8.7%	21.5%	4.5%
The United Kingdom Small Company Series	17.0%	4.4%	6.7%	16.8%	3.5%	34.0%	12.1%
The Continental Small Company Series	14.3%	8.3%	3.4%	18.7%	8.8%	25.2%	8.1%
The Canadian Small Company Series	13.7%	3.3%	22.5%	8.4%	7.0%	7.8%	8.8%
The Emerging Markets Series	6.8%	9.9%	11.1%	16.8%	4.8%	8.1%	11.8%
The Emerging Small Cap Series	18.0%	12.5%	1.1%	13.7%	4.2%	17.5%	9.6%

	Materials	REITs	Telecommunication Services	Utilities	Other	Total
The U.S. Large Company Series	3.1%	1.0%	3.3%	3.8%	—	100.0%
The U.S. Large Cap Value Series	3.4%	—	8.7%	0.1%	—	100.0%
The U.S. Small Cap Value Series	4.5%	—	0.4%	0.7%	—	100.0%
The U.S. Small Cap Series	4.4%	—	0.7%	3.2%	0.1%	100.0%
The U.S. Micro Cap Series	4.1%	—	1.0%	2.3%	—	100.0%
The DFA International Value Series	9.3%	—	9.0%	3.4%	—	100.0%
The Japanese Small Company Series	11.3%	—	—	1.0%	0.2%	100.0%
The Asia Pacific Small Company Series	10.4%	0.2%	1.6%	4.3%	—	100.0%
The United Kingdom Small Company Series	3.7%	0.4%	0.7%	0.7%	—	100.0%
The Continental Small Company Series	8.8%	—	0.9%	3.5%	—	100.0%
The Canadian Small Company Series	27.5%	—	—	1.0%	—	100.0%
The Emerging Markets Series	14.2%	—	11.4%	4.9%	0.2%	100.0%
The Emerging Small Cap Series	18.5%	—	0.7%	4.0%	0.2%	100.0%

FIXED INCOME PORTFOLIOS

	Corporate	Government	Foreign Corporate	Foreign Government	Muni Insured
The Enhanced U.S. Large Company Series	38.3%	37.4%	14.8%	9.5%	—
The DFA One-Year Fixed Income Series	18.4%	37.4%	41.0%	3.2%	—
The DFA Two-Year Global Fixed Income Series	21.8%	29.9%	38.0%	8.7%	—

	Muni G.O. Local	Muni G.O. State	Muni Revenue	Supranational	Total
The Enhanced U.S. Large Company Series	—	—	—	—	100.0%
The DFA One-Year Fixed Income Series	—	—	—	—	100.0%
The DFA Two-Year Global Fixed Income Series	—	—	—	1.6%	100.0%

THE U.S. LARGE COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (80.9%)
Consumer Discretionary — (6.8%)
Comcast Corp. Class A	1,109,388	$17,483,955	0.5%
Disney (Walt) Co.	713,351	18,475,791	0.6%
# Home Depot, Inc.	645,698	15,232,016	0.5%
# McDonald's Corp.	427,563	24,768,725	0.8%
Other Securities		194,135,666	5.9%
Total Consumer Discretionary		270,096,153	8.3%
Consumer Staples — (10.4%)
Altria Group, Inc.	783,038	15,026,499	0.5%
# Anheuser-Busch Companies, Inc.	273,354	16,956,149	0.5%
# Coca-Cola Co.	755,726	33,297,288	1.0%
# CVS Caremark Corp.	545,607	16,722,855	0.5%
Kraft Foods, Inc.	577,134	16,817,685	0.5%
PepsiCo, Inc.	595,156	33,929,844	1.0%
Philip Morris International, Inc.	783,600	34,063,092	1.0%
Procter & Gamble Co.	1,153,540	74,449,472	2.3%
# Wal-Mart Stores, Inc.	852,470	47,576,351	1.5%
Other Securities		125,064,458	3.8%
Total Consumer Staples		413,903,693	12.6%
Energy — (10.6%)
# Chevron Corp.	781,038	58,265,435	1.8%
ConocoPhillips	577,777	30,055,960	0.9%
Exxon Mobil Corp.	1,974,580	146,355,870	4.5%
Occidental Petroleum Corp.	310,624	17,252,057	0.5%
# Schlumberger, Ltd.	456,045	23,554,724	0.7%
Other Securities		148,426,806	4.5%
Total Energy		423,910,852	12.9%
Financials — (11.3%)
Bank of America Corp.	1,906,573	46,081,869	1.4%
# Citigroup, Inc.	2,070,150	28,257,547	0.9%
JPMorgan Chase & Co.	1,400,511	57,771,079	1.8%
The Goldman Sachs Group, Inc.	165,164	15,277,670	0.5%
# U.S. Bancorp	662,268	19,742,209	0.6%
# Wells Fargo & Co.	1,257,952	42,833,266	1.3%
Other Securities		241,149,085	7.3%
Total Financials		451,112,725	13.8%
Health Care — (11.2%)
Abbott Laboratories	586,042	32,320,216	1.0%
* Amgen, Inc.	402,228	24,089,435	0.7%
# Bristol-Myers Squibb Co.	752,581	15,465,540	0.5%
#* Gilead Sciences, Inc.	349,719	16,034,616	0.5%
# Johnson & Johnson	1,062,370	65,165,776	2.0%
# Medtronic, Inc.	428,938	17,299,070	0.5%
# Merck & Co., Inc.	814,494	25,208,589	0.8%
Pfizer, Inc.	2,562,692	45,385,275	1.4%
# Wyeth	506,924	16,312,814	0.5%
Other Securities		189,450,712	5.7%
Total Health Care		446,732,043	13.6%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (8.9%)
# 3M Co.	265,731	$17,086,503	0.5%
# Boeing Co.	281,415	14,709,562	0.4%
# General Electric Co.	3,990,157	77,847,963	2.4%
# United Parcel Service, Inc.	383,268	20,228,885	0.6%
United Technologies Corp.	366,615	20,149,160	0.6%
Other Securities		203,312,668	6.3%
Total Industrials		353,334,741	10.8%
Information Technology — (12.5%)
#* Apple, Inc.	336,779	36,234,053	1.1%
#* Cisco Sytems, Inc.	2,245,688	39,905,876	1.2%
#* Google, Inc.	90,851	32,182,844	1.0%
# Hewlett-Packard Co.	931,064	35,641,130	1.1%
# Intel Corp.	2,137,289	34,196,624	1.0%
# International Business Machines Corp.	515,063	47,885,407	1.5%
# Microsoft Corp.	2,985,078	66,656,792	2.0%
* Oracle Corp.	1,489,655	27,245,790	0.8%
QUALCOMM, Inc.	623,836	23,867,965	0.7%
Other Securities		155,843,856	4.9%
Total Information Technology		499,660,337	15.3%
Materials — (2.5%)
# Monsanto Co.	209,091	18,604,917	0.6%
Other Securities		82,742,804	2.5%
Total Materials		101,347,721	3.1%
Real Estate Investment Trusts — (0.9%)
Total Real Estate Investment Trusts		34,307,409	1.0%
Telecommunication Services — (2.7%)
AT&T, Inc.	2,240,314	59,973,206	1.8%
Verizon Communications, Inc.	1,082,609	32,121,009	1.0%
Other Securities		14,620,434	0.5%
Total Telecommunication Services		106,714,649	3.3%
Utilities — (3.1%)
Total Utilities		121,394,214	3.7%
TOTAL COMMON STOCKS		3,222,514,537	98.4%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%,11/03/08 (Collateralized by $36,525,000 FNMA 5.00%, 06/01/23, valued at $34,569,468) to be repurchased at $34,058,668	$34,056	34,056,000	1.0%

THE U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (18.2%)
§@ DFA Short Term Investment Fund LP	665,250,501	$665,250,501	20.3%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.3%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $66,764,882 FNMA, rates ranging from 5.000% to 7.000%, maturities ranging from 05/01/18 to 12/01/37 & U.S. Treasury STRIP, rates ranging from 0.569%(y) to 1.359%(y), maturities ranging from 11/30/08 to 11/30/09, valued at $51,835,339) to be repurchased at $50,489,596	$50,489	50,488,600	1.6%
TOTAL SECURITIES LENDING COLLATERAL		725,739,101	22.2%
TOTAL INVESTMENTS — (100.0%) (Cost $4,182,606,777)		$3,982,309,638	121.6%

See accompanying Notes to Financial Statements.

THE ENHANCED U.S. LARGE COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount^	Value†
	(000)
AUSTRALIA — (1.6%)
BONDS — (1.6%)
General Electric Capital Australia 6.250%, 03/30/09	5,000	$3,267,770
CANADA — (3.6%)
BONDS — (3.6%)
Ontario, Province of (u) 3.125%, 09/08/10	7,000	7,109,382
GERMANY — (3.6%)
BONDS — (3.6%)
Norddeutsche Landesbank Girozentrale AG (j) 0.450%, 01/19/09	700,000	7,098,040
SWEDEN — (2.6%)
BONDS — (2.6%)
Kommuninvest (t) 5.000%, 11/25/08	2,300	1,527,700
Svensk Exportkredit AB (u) 4.000%, 06/15/10	3,700	3,705,428
TOTAL — SWEDEN		5,233,128
UNITED KINGDOM — (1.3%)
BONDS — (1.3%)
BP Capital Markets P.L.C. (u) 4.875%, 03/15/10	2,500	2,491,877
UNITED STATES — (86.8%)
AGENCY OBLIGATIONS — (35.4%)
Federal Farm Credit Bank 2.750%, 05/04/10	3,600	3,572,255
Federal Home Loan Bank 2.375%, 04/30/10	1,400	1,381,730
4.875%, 05/14/10	5,800	5,937,054
4.250%, 06/11/10	6,900	7,004,128
3.500%, 07/16/10	3,800	3,814,121
3.375%, 08/13/10	9,900	9,917,572
Federal Home Loan Bank Discount Note ❖(y) 2.695%, 01/07/09	17,000	16,967,462
❖ 1.950%, 01/26/09	2,000	1,995,053
Federal Home Loan Mortgage Corporation 2.375%, 05/28/10	8,000	7,913,200
Federal National Mortgage Association 4.125%, 05/15/10	6,100	6,179,019
2.375%, 05/20/10	3,500	3,458,899
Federal National Mortgage Association Discount Note ❖ 2.350%, 01/12/09	2,000	1,995,878
TOTAL AGENCY OBLIGATIONS		70,136,371

	Face Amount^	Value†
	(000)
BONDS — (26.8%)
Citigroup Funding, Inc. Floating Rate Note (r) 5.449%, 10/22/09	9,000	$8,737,119
CME Group, Inc. Floating Rate Note (r) 3.300%, 08/06/10	7,000	6,994,015
Georgia Power Co. Floating Rate Note (r) 3.400%, 03/17/10	6,500	6,476,899
IBM International Group Floating Rate Note (r) 3.584%, 07/29/09	3,400	3,386,012
John Deere Capital Corp. Floating Rate Note (r) 3.530%, 02/26/10	7,000	6,565,608
JPMorgan Chase & Co. Floating Rate Note (r) 5.255%, 11/19/09	6,800	6,788,617
Paccar Financial Corp. Floating Rate Note (r) 4.966%, 09/21/09	2,500	2,495,085
Wal-Mart Stores, Inc. 6.875%, 08/10/09	7,500	7,732,380
Wells Fargo Bank & Co. 4.625%, 08/09/10	4,000	3,983,428
TOTAL BONDS		53,159,163
CERTIFICATES OF DEPOSIT INTEREST BEARING — (3.5%)
Royal Bank of Scotland P.L.C. 3.110%, 01/23/09	7,000	6,992,526
COMMERCIAL PAPER — (16.2%)
AT&T, Inc. 1.250%, 11/10/08	5,000	4,998,334
KFW 1.250%, 11/05/08	5,500	5,498,862
Novartis Finance Corp. 0.970%, 11/05/08	4,500	4,499,069
NSTAR Electric Company 1.050%, 11/10/08	5,500	5,498,396
Pitney Bowes, Inc. 1.000%, 11/13/08	5,000	4,997,052
Societe Generale North America 3.100%, 05/01/09	3,000	2,951,922
Westpac Banking Corp. 3.020%, 09/04/09	3,800	3,696,940
TOTAL COMMERCIAL PAPER		32,140,575

THE ENHANCED U.S. LARGE COMPANY SERIES

CONTINUED

	Shares	Value†
EXCHANGE-TRADED FUND — (2.2%)
SPDR Trust Series I	44,100	$4,275,054
TOTAL — UNITED STATES		166,703,689

	Shares	Value†
TEMPORARY CASH INVESTMENTS — (3.2%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	5,372,454	$5,372,454
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $1,055,000 FNMA 5.00%, 06/01/23, valued at $1,010,854) to be repurchased at $995,078	$995	995,000
TOTAL TEMPORARY CASH INVESTMENTS		6,367,454
TOTAL INVESTMENTS — (100.0%) (Cost $199,118,479)		$198,271,340

See accompanying Notes to Financial Statements.

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.7%)
Consumer Discretionary — (11.6%)
CBS Corp. Class B	5,590,306	$54,281,871	0.8%
Comcast Corp. Class A	12,216,542	192,532,702	2.9%
# Comcast Corp. Special Class A Non-Voting	3,110,315	47,961,057	0.7%
* Liberty Media Corp. - Entertainment Class A	3,864,672	62,221,219	0.9%
# Time Warner, Inc.	18,369,180	185,345,026	2.7%
# Tyco Electronics, Ltd.	1,537,111	29,881,438	0.4%
Other Securities		292,496,695	4.4%
Total Consumer Discretionary		864,720,008	12.8%
Consumer Staples — (4.9%)
Archer-Daniels-Midland Co.	1,219,060	25,271,114	0.4%
# Coca-Cola Enterprises, Inc.	3,519,272	35,368,684	0.5%
Kraft Foods, Inc.	5,533,321	161,240,974	2.4%
Molson Coors Brewing Co.	755,890	28,240,050	0.4%
Other Securities		116,481,392	1.7%
Total Consumer Staples		366,602,214	5.4%
Energy — (13.4%)
# Anadarko Petroleum Corp.	3,422,156	120,802,107	1.8%
# Apache Corp.	2,051,191	168,874,555	2.5%
# Chesapeake Energy Corp.	2,496,221	54,841,975	0.8%
# ConocoPhillips	4,659,773	242,401,391	3.6%
# Devon Energy Corp.	1,962,942	158,723,490	2.4%
Marathon Oil Corp.	2,640,550	76,840,005	1.1%
Other Securities		177,364,431	2.6%
Total Energy		999,847,954	14.8%
Financials — (27.3%)
Allstate Corp.	2,540,615	67,046,830	1.0%
# Bank of America Corp.	7,236,574	174,907,994	2.6%
# Capital One Financial Corp.	1,668,884	65,286,742	1.0%
# Chubb Corp.	1,620,173	83,957,365	1.2%
# Cincinnati Financial Corp.	1,305,789	33,937,456	0.5%
CNA Financial Corp.	1,896,282	29,506,148	0.4%
JPMorgan Chase & Co.	7,213,911	297,573,829	4.4%
Loews Corp.	3,808,002	126,463,746	1.9%
# M&T Bank Corp.	440,052	35,688,217	0.5%
# Merrill Lynch & Co., Inc.	1,408,640	26,186,618	0.4%
# MetLife, Inc.	5,000,810	166,126,908	2.5%
# Morgan Stanley	2,999,997	52,409,948	0.8%
# New York Community Bancorp, Inc.	2,223,800	34,824,708	0.5%
# Prudential Financial, Inc.	1,829,600	54,888,000	0.8%
# SunTrust Banks, Inc.	945,360	37,946,750	0.6%
The Travelers Companies, Inc.	5,075,909	215,979,928	3.2%
Unum Group	2,404,389	37,869,127	0.6%
Other Securities		492,099,070	7.3%
Total Financials		2,032,699,384	30.2%
Health Care — (1.6%)
*# WellPoint, Inc.	1,694,537	65,866,653	1.0%
Other Securities		52,007,419	0.8%
Total Health Care		117,874,072	1.8%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (15.4%)
*# Allied Waste Industries, Inc.	2,682,276	$27,949,316	0.4%
# Burlington Northern Santa Fe Corp.	2,178,273	193,996,993	2.9%
# CSX Corp.	3,309,804	151,324,239	2.2%
FedEx Corp.	432,063	28,243,958	0.4%
# Norfolk Southern Corp.	3,154,102	189,056,874	2.8%
# Northrop Grumman Corp.	2,590,384	121,463,106	1.8%
# Southwest Airlines Co.	5,076,220	59,797,872	0.9%
Union Pacific Corp.	4,066,600	271,526,882	4.0%
Other Securities		105,722,697	1.7%
Total Industrials		1,149,081,937	17.1%
Information Technology — (3.7%)
*# Computer Sciences Corp.	1,361,543	41,064,137	0.6%
*# Symantec Corp.	2,636,076	33,161,836	0.5%
Xerox Corp.	3,605,491	28,916,038	0.4%
Other Securities		170,627,649	2.6%
Total Information Technology		273,769,660	4.1%
Materials — (3.0%)
# Dow Chemical Co.	2,427,760	64,748,359	1.0%
# International Paper Co.	1,643,445	28,300,123	0.4%
# Weyerhaeuser Co.	1,415,829	54,112,984	0.8%
Other Securities		78,273,714	1.1%
Total Materials		225,435,180	3.3%
Telecommunication Services — (7.7%)
# AT&T, Inc.	9,749,000	260,980,730	3.9%
# Verizon Communications, Inc.	8,542,208	253,447,311	3.7%
Other Securities		58,656,568	0.9%
Total Telecommunication Services		573,084,609	8.5%
Utilities — (0.1%)
Total Utilities		4,787,743	0.1%
TOTAL COMMON STOCKS		6,607,902,761	98.1%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (1.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $130,825,000 FNMA 5.50%, 05/01/37 & 6.00%, 05/01/38, valued at $146,641,902) to be repurchased at $144,481,317	$144,470	144,470,000	2.1%

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (9.4%)
§@ DFA Short Term Investment Fund LP	641,002,721	$641,002,721	9.5%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.2%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $65,652,304 FNMA, rates ranging from 5.500% to 7.000%, maturities ranging from 07/01/33 to 09/01/38 & U.S. Treasury STRIP 0.599%(y), 02/15/09, valued at $49,188,211) to be repurchased at $48,070,107	$48,069	48,069,158	0.7%
TOTAL SECURITIES LENDING COLLATERAL		699,071,879	10.4%
TOTAL INVESTMENTS — (100.0%) (Cost $9,331,596,076)		$7,451,444,640	110.6%

See accompanying Notes to Financial Statements.

THE U.S. SMALL CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (83.4%)
Consumer Discretionary — (11.9%)
# American Greetings Corp. Class A	1,904,200	$22,241,056	0.4%
# Bob Evans Farms, Inc.	1,322,901	27,622,173	0.5%
*# Jarden Corp.	1,406,615	25,037,747	0.5%
# Scholastic Corp.	1,773,991	32,943,013	0.6%
*# Zale Corp.	1,488,264	25,389,784	0.5%
Other Securities		631,061,425	11.4%
Total Consumer Discretionary		764,295,198	13.9%
Consumer Staples — (3.2%)
*# Hain Celestial Group, Inc.	1,305,774	30,346,188	0.6%
Seaboard Corp.	18,484	24,768,560	0.5%
# Universal Corp.	754,474	29,869,626	0.6%
Other Securities		124,021,987	2.1%
Total Consumer Staples		209,006,361	3.8%
Energy — (4.5%)
*# Comstock Resources, Inc.	568,074	28,074,217	0.5%
* Encore Acquisition Co.	781,016	24,328,648	0.5%
* Stone Energy Corp.	974,813	29,575,826	0.6%
* Whiting Petroleum Corp.	500,221	26,006,490	0.5%
Other Securities		184,237,941	3.2%
Total Energy		292,223,122	5.3%
Financials — (22.7%)
* Argo Group International Holdings, Ltd.	674,606	21,519,931	0.4%
# Brookline Bancorp, Inc.	2,214,827	25,913,476	0.5%
# Chemical Financial Corp.	826,061	21,700,622	0.4%
Delphi Financial Group, Inc. Class A	1,497,269	23,581,987	0.4%
# First Niagara Financial Group, Inc.	3,669,543	57,868,693	1.1%
Harleysville Group, Inc.	1,092,091	34,488,234	0.6%
Infinity Property & Casualty Corp.	614,512	24,469,868	0.5%
MB Financial, Inc.	1,096,148	32,566,557	0.6%
# National Penn Bancshares, Inc.	1,947,592	32,992,208	0.6%
* Navigators Group, Inc.	570,373	28,809,540	0.5%
# NewAlliance Bancshares, Inc.	3,421,707	47,219,557	0.9%
# Prosperity Bancshares, Inc.	1,106,919	36,760,780	0.7%
# Provident Financial Services, Inc.	2,524,606	37,010,724	0.7%
Selective Insurance Group, Inc.	1,945,426	46,203,867	0.9%
# Susquehanna Bancshares, Inc.	2,051,230	31,773,553	0.6%
# Umpqua Holdings Corp.	1,592,927	27,111,618	0.5%
# United Fire & Casualty Co.	1,130,390	26,191,136	0.5%
Other Securities		904,996,792	16.1%
Total Financials		1,461,179,143	26.5%
Health Care — (6.6%)
Alpharma, Inc. Class A	1,472,500	46,103,975	0.9%
*# CONMED Corp.	861,645	22,575,099	0.4%
* Kindred Healthcare, Inc.	1,758,075	25,474,507	0.5%
Other Securities		334,466,347	6.0%
Total Health Care		428,619,928	7.8%

THE U.S. SMALL CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (14.8%)
*# Alaska Air Group, Inc.	998,489	$24,662,678	0.5%
# Applied Industrial Technologies, Inc.	1,450,550	29,286,605	0.5%
# Arkansas Best Corp.	860,090	25,106,027	0.5%
# Briggs & Stratton Corp.	2,077,065	32,734,544	0.6%
* Esterline Technologies Corp.	1,050,823	37,882,169	0.7%
IKON Office Solutions, Inc.	3,449,107	59,428,114	1.1%
# Regal-Beloit Corp.	979,413	31,889,687	0.6%
* Republic Airways Holdings, Inc.	1,682,318	25,150,654	0.5%
# Trinity Industries, Inc.	1,524,225	25,728,918	0.5%
# Watts Water Technologies, Inc.	909,616	24,041,151	0.4%
# Werner Enterprises, Inc.	2,808,495	55,102,672	1.0%
Other Securities		583,830,089	10.4%
Total Industrials		954,843,308	17.3%
Information Technology — (14.6%)
* Benchmark Electronics, Inc.	2,841,081	34,064,561	0.6%
* Coherent, Inc.	1,102,339	27,889,177	0.5%
* MKS Instruments, Inc.	2,124,394	39,407,509	0.7%
* MPS Group, Inc.	3,486,300	27,158,277	0.5%
*# Skyworks Solutions, Inc.	5,636,470	40,188,031	0.7%
* Sycamore Networks, Inc.	6,557,032	21,900,487	0.4%
Other Securities		748,429,732	13.7%
Total Information Technology		939,037,774	17.1%
Materials — (4.2%)
# Westlake Chemical Corp.	1,245,569	22,706,723	0.4%
Other Securities		246,046,065	4.5%
Total Materials		268,752,788	4.9%
Other — (0.0%)
Total Other		701,790	0.0%
Telecommunication Services — (0.3%)
Total Telecommunication Services		21,365,833	0.4%
Utilities — (0.6%)
Total Utilities		37,343,547	0.7%
TOTAL COMMON STOCKS		5,377,368,792	97.7%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		13,361	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (1.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $102,925,000 FNMA 5.00%, 08/25/18, valued at $106,194,565) to be repurchased at $104,630,195	$104,622	104,622,000	1.9%

THE U.S. SMALL CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (15.0%)
§@ DFA Short Term Investment Fund LP	883,621,350	$883,621,350	16.0%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.2%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $96,893,468 FNMA, rates ranging from 5.500% to 7.000%, maturities ranging from 07/01/33 to 10/01/38 & U.S. Treasury STRIP 1.710%(y), 11/15/09 & 4.810%(y), 08/15/18, valued at $71,913,412) to be repurchased at 70,034,901	$70,034	70,033,515	1.3%
TOTAL SECURITIES LENDING COLLATERAL		963,654,865	17.5%
TOTAL INVESTMENTS — (100.0%) (Cost $7,857,832,882)		$6,445,659,018	117.1%

See accompanying Notes to Financial Statements.

THE U.S. SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (79.7%)
Consumer Discretionary — (13.8%)
# American Axle & Manufacturing Holdings, Inc.	1,125,583	$4,040,843	0.2%
# Cooper Tire & Rubber Co.	1,248,791	9,528,275	0.5%
Finish Line, Inc. Class A	613,086	5,867,233	0.3%
# Furniture Brands International, Inc.	1,071,088	6,094,491	0.3%
# Group 1 Automotive, Inc.	440,812	4,430,161	0.2%
# La-Z-Boy, Inc.	1,020,700	5,899,646	0.3%
# Matthews International Corp. Class A	90,967	4,059,857	0.2%
# Media General, Inc. Class A	555,071	4,235,192	0.2%
Modine Manufacturing Co.	740,935	5,482,919	0.3%
*# Netflix, Inc.	195,382	4,837,658	0.2%
* RC2 Corp.	344,107	4,370,159	0.2%
Stage Stores, Inc.	891,446	6,873,049	0.3%
# Superior Industries International, Inc.	431,867	6,175,698	0.3%
Other Securities		278,947,043	13.5%
Total Consumer Discretionary		350,842,224	17.0%
Consumer Staples — (3.5%)
Casey's General Stores, Inc.	137,677	4,157,845	0.2%
*# Chattem, Inc.	54,784	4,145,505	0.2%
Other Securities		79,255,382	3.8%
Total Consumer Staples		87,558,732	4.2%
Energy — (3.4%)
# USEC, Inc.	1,349,307	5,572,638	0.3%
Other Securities		80,752,714	3.9%
Total Energy		86,325,352	4.2%
Financials — (14.2%)
American Equity Investment Life Holding Co.	1,022,703	4,622,618	0.2%
First Niagara Financial Group, Inc.	305,149	4,812,200	0.2%
Horace Mann Educators Corp.	928,504	7,390,892	0.4%
* LaBranche & Co., Inc.	719,750	4,484,042	0.2%
* ProAssurance Corp.	91,350	5,019,682	0.3%
* SVB Financial Group	88,886	4,573,185	0.2%
# Westamerica Bancorporation	81,557	4,669,138	0.2%
Other Securities		325,655,923	15.8%
Total Financials		361,227,680	17.5%
Health Care — (10.1%)
*# Amedisys, Inc.	77,134	4,351,129	0.2%
* Celera Corp.	486,795	5,505,651	0.3%
*# Haemonetics Corp.	74,847	4,420,464	0.2%
*# NuVasive, Inc.	97,252	4,579,597	0.2%
Owens & Minor, Inc.	119,100	5,153,457	0.3%
# Valeant Pharmaceuticals International	250,587	4,703,518	0.2%
Other Securities		226,442,860	10.9%
Total Health Care		255,156,676	12.3%
Industrials — (14.1%)
# CLAROC, Inc.	139,800	4,947,522	0.2%
Curtiss-Wright Corp.	116,200	4,287,780	0.2%
G & K Services, Inc. Class A	225,665	5,097,772	0.3%
# Granite Construction, Inc.	121,200	4,323,204	0.2%
# Heartland Express, Inc.	264,941	4,064,195	0.2%
IKON Office Solutions, Inc.	297,560	5,126,959	0.3%

THE U.S. SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
*# NCI Building Systems, Inc.	234,062	$4,355,894	0.2%
*# PHH Corp.	1,090,949	8,793,049	0.4%
# Rollins, Inc.	292,175	5,133,515	0.3%
*# School Specialty, Inc.	223,928	4,702,488	0.2%
* Teledyne Technologies, Inc.	95,800	4,365,606	0.2%
Other Securities		303,410,210	14.7%
Total Industrials		358,608,194	17.4%
Information Technology — (13.4%)
* Exar Corp.	850,992	5,684,627	0.3%
InfoSpace, Inc.	655,004	5,613,384	0.3%
*# Microsemi Corp.	193,402	4,204,559	0.2%
* Vignette Corp.	527,254	4,281,302	0.2%
* Zoran Corp.	809,353	6,588,133	0.3%
Other Securities		314,548,511	15.2%
Total Information Technology		340,920,516	16.5%
Materials — (3.9%)
# Gibraltar Industries, Inc.	302,619	4,009,702	0.2%
# Silgan Holdings, Inc.	92,969	4,326,777	0.2%
Spartech Corp.	637,365	4,053,641	0.2%
Other Securities		85,355,238	4.1%
Total Materials		97,745,358	4.7%
Other — (0.0%)
Total Other		60,929	0.0%
Telecommunication Services — (0.7%)
Total Telecommunication Services		16,937,504	0.8%
Utilities — (2.6%)
New Jersey Resources Corp.	111,150	4,139,226	0.2%
# WGL Holdings, Inc.	130,372	4,196,675	0.2%
Other Securities		58,286,657	2.8%
Total Utilities		66,622,558	3.2%
TOTAL COMMON STOCKS		2,022,005,723	97.8%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		5,269	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (2.1%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $82,815,000 FNMA 5.11%(r), 01/01/36, valued at $53,960,447) to be repurchased at $53,164,164	$53,160	53,160,000	2.6%

THE U.S. SMALL CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (18.2%)
§@ DFA Short Term Investment Fund LP	423,607,839	$423,607,839	20.5%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.5%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $36,131,387 FNMA, rates ranging from 6.000% to 7.000%, maturities ranging from 08/01/36 to 11/01/37 & U.S. Treasury STRIP, rates ranging from 1.423%(y) to 4.623%(y), maturities ranging from 11/15/10 to 02/15/17, valued at $28,847,755) to be repurchased at $28,107,400	$28,107	28,106,849	1.3%
TOTAL SECURITIES LENDING COLLATERAL		461,714,688	22.3%
TOTAL INVESTMENTS - (100.0%) (Cost $2,867,896,535)		$2,536,885,680	122.7%

See accompanying Notes to Financial Statements.

THE U.S. MICRO CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (81.5%)
Consumer Discretionary — (12.5%)
# ArvinMeritor, Inc.	3,137,462	$18,573,775	0.5%
# Brunswick Corp.	2,156,278	7,482,285	0.2%
# Cox Radio, Inc.	1,269,099	6,916,590	0.2%
# Penske Automotive Group, Inc.	1,152,883	9,442,112	0.3%
# Ryland Group, Inc.	502,072	9,433,933	0.3%
# Sonic Automotive, Inc.	1,282,597	6,579,723	0.2%
*# TiVo, Inc.	939,095	6,451,583	0.2%
Other Securities		373,665,567	10.6%
Total Consumer Discretionary		438,545,568	12.5%
Consumer Staples — (4.4%)
# Chiquita Brands International, Inc.	1,589,717	21,699,637	0.6%
*# Green Mountain Coffee, Inc.	229,200	6,644,508	0.2%
*# USANA Health Services, Inc.	174,170	6,608,010	0.2%
Other Securities		120,435,991	3.4%
Total Consumer Staples		155,388,146	4.4%
Energy — (3.0%)
* Harvest Natural Resources, Inc.	964,097	8,185,184	0.2%
*# Mariner Energy, Inc.	767,892	11,049,966	0.3%
* Petroleum Development Corp.	491,060	10,169,853	0.3%
Other Securities		75,241,165	2.2%
Total Energy		104,646,168	3.0%
Financials — (16.3%)
BancFirst Corp.	152,633	7,692,703	0.2%
# Central Pacific Financial Corp.	1,071,063	16,708,583	0.5%
# City Holding Co.	174,419	7,297,691	0.2%
# Community Bank System, Inc.	282,197	7,040,815	0.2%
Financial Federal Corp.	272,250	6,302,587	0.2%
Infinity Property & Casualty Corp.	159,371	6,346,153	0.2%
* Navigators Group, Inc.	150,925	7,623,222	0.2%
# NBT Bancorp, Inc.	305,924	8,529,161	0.3%
# PacWest Bancorp	1,007,063	25,166,504	0.7%
The Phoenix Companies, Inc.	2,668,100	17,262,607	0.5%
WesBanco, Inc.	244,944	6,657,578	0.2%
Other Securities		456,676,093	12.9%
Total Financials		573,303,697	16.3%
Health Care — (10.2%)
* Amsurg Corp.	297,081	7,409,200	0.2%
* CONMED Corp.	266,279	6,976,510	0.2%
Datascope Corp.	151,010	7,576,172	0.2%
* Gentiva Health Services, Inc.	273,736	7,431,932	0.2%
Other Securities		329,931,811	9.4%
Total Health Care		359,325,625	10.2%
Industrials — (13.3%)
* Alaska Air Group, Inc.	546,500	13,498,550	0.4%
*# Axsys Technologies, Inc.	101,363	6,692,999	0.2%
# Healthcare Services Group, Inc.	410,100	6,791,256	0.2%
Kelly Services, Inc. Class A	1,184,737	16,870,655	0.5%
# Raven Industries, Inc.	349,469	11,249,407	0.3%
SkyWest, Inc.	1,074,109	16,552,020	0.5%
Other Securities		393,445,841	11.2%
Total Industrials		465,100,728	13.3%

THE U.S. MICRO CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Information Technology — (15.5%)
* Applied Micro Circuits Corp.	2,438,511	$12,460,791	0.4%
Black Box Corp.	312,624	9,506,896	0.3%
* Cabot Microelectronics Corp.	234,301	6,731,468	0.2%
* Entegris, Inc.	5,110,889	13,748,291	0.4%
* Insight Enterprises, Inc.	1,369,813	13,328,280	0.4%
*# L-1 Identity Solutions, Inc.	2,755,074	22,591,607	0.7%
MAXIMUS, Inc.	212,800	6,796,832	0.2%
* RealNetworks, Inc.	1,853,418	7,932,629	0.2%
* Sykes Enterprises, Inc.	403,892	6,446,116	0.2%
* Vishay Intertechnology, Inc.	3,213,163	13,848,733	0.4%
Other Securities		428,747,115	12.1%
Total Information Technology		542,138,758	15.5%
Materials — (3.7%)
# AMCOL International Corp.	271,602	6,662,397	0.2%
Arch Chemicals, Inc.	231,263	6,560,931	0.2%
Louisiana-Pacific Corp.	2,892,020	13,881,696	0.4%
Other Securities		101,036,135	2.9%
Total Materials		128,141,159	3.7%
Other — (0.0%)
Total Other		180,680	0.0%
Telecommunication Services — (0.8%)
* Premiere Global Services, Inc.	690,525	6,870,724	0.2%
Other Securities		19,807,941	0.6%
Total Telecommunication Services		26,678,665	0.8%
Utilities — (1.8%)
# California Water Service Group	204,531	7,682,184	0.2%
MGE Energy, Inc.	205,779	7,331,906	0.2%
Other Securities		48,883,191	1.4%
Total Utilities		63,897,281	1.8%
TOTAL COMMON STOCKS		2,857,346,475	81.5%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		6,872	0.0%
TEMPORARY CASH INVESTMENTS — (1.9%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	51,833,986	51,833,986	1.5%
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $19,025,000 FNMA 6.50%, 08/01/36, valued at $14,189,577) to be repurchased at $13,978,095	$13,977	13,977,000	0.4%
TOTAL TEMPORARY CASH INVESTMENTS		65,810,986	1.9%

THE U.S. MICRO CAP SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (16.6%)
§@ DFA Short Term Investment Fund LP	534,979,627	$534,979,627	15.2%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $67,424,373 FNMA, rates ranging from 5.000% to 7.000%, maturities ranging from 07/01/32 to 08/01/38 & U.S. Treasury STRIP 0.566%(y), 11/15/08, valued at $49,299,172) to be repurchased at $47,982,801	$47,982	47,981,844	1.4%
TOTAL SECURITIES LENDING COLLATERAL		582,961,471	16.6%
TOTAL INVESTMENTS — (100.0%) (Cost $3,891,675,999)		$3,506,125,804	100.0%

See accompanying Notes to Financial Statements.

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.7%)
COMMON STOCKS — (4.7%)
Australia & New Zealand Banking Group, Ltd.	3,302,749	$38,716,458	0.8%
Commonwealth Bank of Australia	2,119,091	57,926,994	1.2%
# National Australia Bank, Ltd.	3,087,538	50,098,709	1.1%
Other Securities		107,641,792	2.3%
TOTAL — AUSTRALIA		254,383,953	5.4%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		28,305,261	0.6%
BELGIUM — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		29,328,450	0.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		256	0.0%
TOTAL — BELGIUM		29,328,706	0.6%
CANADA — (5.9%)
COMMON STOCKS — (5.9%)
# Barrick Gold Corp.	1,226,832	28,052,344	0.6%
# EnCana Corp.	560,598	28,478,732	0.6%
Petro-Canada	1,205,300	30,140,000	0.6%
Sun Life Financial, Inc.	1,262,400	29,693,056	0.6%
Other Securities		200,692,451	4.4%
TOTAL — CANADA		317,056,583	6.8%
DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		46,987,354	1.0%
FINLAND — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		52,418,538	1.1%
FRANCE — (8.5%)
COMMON STOCKS — (8.5%)
# AXA SA	2,818,397	53,842,817	1.2%
# BNP Paribas SA	1,558,158	112,501,123	2.4%
# Compagnie de Saint-Gobain	580,915	22,415,677	0.5%
Vivendi SA	2,482,257	64,884,026	1.4%
Other Securities		208,936,536	4.3%
TOTAL — FRANCE		462,580,179	9.8%
GERMANY — (8.8%)
COMMON STOCKS — (8.8%)
Allianz SE	442,712	33,313,833	0.7%
# Daimler AG	1,684,003	57,854,323	1.2%
# Deutsche Bank AG	774,190	28,921,349	0.6%
# Deutsche Telekom AG	2,621,866	38,930,629	0.8%
Deutsche Telekom AG Sponsored ADR	2,705,150	40,171,477	0.9%
E.ON AG	1,781,013	68,160,893	1.5%
# E.ON AG Sponsored ADR	1,091,708	41,484,904	0.9%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Munchener Rueckversicherungs-Gesellschaft AG	388,934	$50,491,309	1.1%
Other Securities		114,673,630	2.4%
TOTAL — GERMANY		474,002,347	10.1%
GREECE — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		14,142,756	0.3%
HONG KONG — (2.5%)
COMMON STOCKS — (2.5%)
# Cheung Kong Holdings, Ltd.	3,224,000	30,955,317	0.7%
Hutchison Whampoa, Ltd.	5,472,000	29,569,976	0.6%
Sun Hung Kai Properties, Ltd.	2,528,000	22,148,070	0.5%
Other Securities		54,353,926	1.1%
TOTAL — HONG KONG		137,027,289	2.9%
IRELAND — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		16,882,601	0.4%
ITALY — (1.9%)
COMMON STOCKS — (1.9%)
UniCredito Italiano SpA	10,088,794	24,697,595	0.5%
Other Securities		78,187,153	1.7%
TOTAL — ITALY		102,884,748	2.2%
JAPAN — (13.3%)
COMMON STOCKS — (13.3%)
FUJIFILM Holdings Corp.	1,077,300	24,799,840	0.5%
Hitachi, Ltd.	6,574,000	30,865,283	0.7%
Tokio Marine Holdings, Inc.	1,457,311	44,952,061	1.0%
Other Securities		621,977,287	13.2%
TOTAL — JAPAN		722,594,471	15.4%
NETHERLANDS — (3.5%)
COMMON STOCKS — (3.5%)
# ArcelorMittal	1,877,993	48,755,658	1.0%
ING Groep NV	3,093,625	29,019,312	0.6%
Koninklijke Philips Electronics NV	3,192,970	59,005,541	1.3%
Other Securities		50,984,660	1.1%
TOTAL — NETHERLANDS		187,765,171	4.0%
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		7,460,246	0.2%
NORWAY — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		42,910,368	0.9%
PORTUGAL — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		6,541,713	0.1%
SINGAPORE — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		57,732,771	1.2%
SPAIN — (4.2%)
COMMON STOCKS — (4.2%)
# Banco Santander Central Hispano SA	7,025,356	75,980,397	1.6%
# Banco Santander SA Sponsored ADR	3,044,700	32,700,078	0.7%
Repsol YPF SA	1,204,043	22,895,968	0.5%

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Repsol YPF SA Sponsored ADR	1,285,700	$24,582,584	0.5%
Other Securities		68,834,633	1.5%
TOTAL — SPAIN		224,993,660	4.8%
SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
# Nordea Bank AB	4,247,718	34,046,034	0.7%
Other Securities		94,071,267	2.0%
TOTAL — SWEDEN		128,117,301	2.7%
SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
* Compagnie Financiere Richemont SA Series A	1,125,900	23,669,433	0.5%
Credit Suisse Group AG	1,755,349	65,639,295	1.4%
# Credit Suisse Group AG Sponsored ADR	591,859	22,135,527	0.5%
Holcim, Ltd.	435,033	24,709,544	0.5%
Swiss Re	725,996	30,276,699	0.6%
Zurich Financial SVCS AG	300,246	60,913,201	1.3%
Other Securities		92,813,720	2.0%
TOTAL — SWITZERLAND		320,157,419	6.8%
UNITED KINGDOM — (17.2%)
COMMON STOCKS — (17.2%)
Anglo American P.L.C.	1,329,421	33,356,819	0.7%
Aviva P.L.C.	6,571,996	39,201,982	0.8%
# Barclays P.L.C. Sponsored ADR	2,197,790	23,670,198	0.5%
# HSBC Holdings P.L.C. Sponsored ADR	2,176,243	128,398,337	2.7%
Kingfisher P.L.C.	12,172,495	22,467,306	0.5%
Royal Dutch Shell P.L.C. ADR	1,294,780	71,588,386	1.5%
RSA Insurance Group P.L.C.	12,939,111	28,774,426	0.6%
Vodafone Group P.L.C.	56,881,367	109,423,488	2.3%
Vodafone Group P.L.C. Sponsored ADR	6,370,018	122,750,247	2.6%
William Morrison Supermarkets P.L.C.	6,906,878	29,409,035	0.6%
Other Securities		324,025,564	7.1%
TOTAL — UNITED KINGDOM		933,065,788	19.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $92,080,000 FHLMC 4.50%, 05/01/23, valued at $87,591,100) to be repurchased at $86,299,760	$86,293	86,293,000	1.8%
	Shares
SECURITIES LENDING COLLATERAL — (14.0%)
§@ DFA Short Term Investment Fund LP	757,347,231	757,347,231	16.1%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $3,471,793 FHLMC 7.000%, 08/01/37, valued at $2,958,290) to be repurchased at $2,900,344	$2,900	2,900,284	0.1%
TOTAL SECURITIES LENDING COLLATERAL		760,247,515	16.2%
TOTAL INVESTMENTS — (100.0%) (Cost $7,723,320,604)		$5,413,879,738	115.2%

See accompanying Notes to Financial Statements.

THE JAPANESE SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (74.8%)
Consumer Discretionary — (15.7%)
# Chofu Seisakusho Co., Ltd.	124,300	$2,715,167	0.3%
# DOUTOR NICHIRES Holdings Co., Ltd.	175,286	2,728,294	0.3%
Kanto Auto Works, Ltd.	237,000	2,879,846	0.3%
# Matsuya Co., Ltd.	179,700	3,806,351	0.4%
Nissan Shatai Co., Ltd.	510,300	3,332,970	0.3%
# PanaHome Corp.	519,200	3,079,083	0.3%
Sumitomo Forestry Co., Ltd.	440,766	2,892,042	0.3%
Other Securities		197,161,791	18.4%
Total Consumer Discretionary		218,595,544	20.6%
Consumer Staples — (8.6%)
# Fancl Corp.	238,100	2,985,237	0.3%
Fuji Oil Co., Ltd.	296,500	3,403,727	0.3%
Heiwado Co., Ltd.	198,600	2,955,905	0.3%
# Hokuto Corp.	110,300	2,921,277	0.3%
# Life Corp.	183,900	3,363,423	0.3%
Morinaga Milk Industry Co., Ltd.	852,000	2,755,994	0.3%
Nippon Flour Mills Co., Ltd.	604,000	2,769,324	0.3%
# Ryoshoku, Ltd.	149,500	2,851,547	0.3%
# Snow Brand Milk Products Co., Ltd.	900,000	3,411,961	0.3%
The Nisshin Oillio Group, Ltd.	585,000	2,767,054	0.3%
# Unicharm Petcare Corp.	97,300	3,433,347	0.3%
Other Securities		86,240,387	8.0%
Total Consumer Staples		119,859,183	11.3%
Energy — (1.1%)
Total Energy		14,514,185	1.4%
Financials — (7.9%)
Kiyo Holdings, Inc.	2,135,900	3,449,129	0.3%
Shikoku Bank, Ltd.	742,000	3,396,954	0.3%
The Akita Bank, Ltd.	666,400	2,770,580	0.3%
# The Bank of Ikeda, Ltd.	70,300	2,820,573	0.3%
# The Bank of Iwate, Ltd.	63,300	3,934,220	0.4%
# The Fukui Bank, Ltd.	841,000	2,862,494	0.3%
The Oita Bank, Ltd.	491,900	3,053,271	0.3%
Toho Bank, Ltd.	759,200	3,231,050	0.3%
# Yamagata Bank, Ltd.	584,500	3,513,370	0.3%
Other Securities		80,587,065	7.5%
Total Financials		109,618,706	10.3%
Health Care — (3.6%)
# Hogy Medical Co., Ltd.	54,500	3,010,223	0.3%
Kaken Pharmaceutical Co., Ltd.	387,000	3,214,136	0.3%
# Mochida Pharmaceutical Co., Ltd.	409,900	3,842,649	0.4%
# Nipro Corp.	201,100	3,083,037	0.3%
Other Securities		37,337,087	3.4%
Total Health Care		50,487,132	4.7%
Industrials — (20.9%)
# Aeon Delight Co., Ltd.	139,000	3,424,202	0.3%
Chudenko Corp.	209,200	3,139,609	0.3%
# Daiseki Co., Ltd.	147,263	3,354,018	0.3%
# Fukuyama Transporting Co., Ltd.	912,400	3,876,253	0.4%
Hitachi Transport System, Ltd.	313,000	4,185,718	0.4%

THE JAPANESE SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Kyowa Exeo Corp.	345,000	$3,382,599	0.3%
# Miura Co., Ltd.	141,400	2,904,502	0.3%
Moshi Moshi Hotline, Inc.	119,450	2,850,086	0.3%
# Okumura Corp.	750,400	2,941,288	0.3%
# Takara Standard Co., Ltd.	515,000	2,759,215	0.3%
# Takasago Thermal Engineering Co., Ltd.	292,000	2,735,364	0.3%
Other Securities		254,297,826	23.8%
Total Industrials		289,850,680	27.3%
Information Technology — (8.0%)
* IT Holdings Corp.	292,801	3,160,478	0.3%
# Net One Systems Co., Ltd.	1,889	3,081,215	0.3%
Other Securities		104,504,448	9.8%
Total Information Technology		110,746,141	10.4%
Materials — (8.3%)
# Daio Paper Corp.	424,500	3,204,902	0.3%
Kureha Corp.	627,500	2,783,997	0.3%
Nihon Parkerizing Co., Ltd.	230,000	2,712,223	0.3%
# Nippon Paint Co., Ltd.	759,200	2,928,416	0.3%
Other Securities		104,085,095	9.7%
Total Materials		115,714,633	10.9%
Utilities — (0.7%)
# Okinawa Electric Power Co., Ltd.	59,571	3,492,510	0.3%
# Saibu Gas Co., Ltd.	1,296,000	3,199,312	0.3%
Other Securities		3,316,530	0.3%
Total Utilities		10,008,352	0.9%
TOTAL COMMON STOCKS		1,039,394,556	97.8%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.7%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/04/08 (Collateralized by $60,170,000 FNMA 3.50%, 03/25/33, valued at $9,423,447) to be repurchased at $9,284,970	$9,284	9,284,000	0.8%
	Shares
SECURITIES LENDING COLLATERAL — (24.5%)
§@ DFA Short Term Investment Fund LP	337,066,073	337,066,073	31.7%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $3,100,925 FNMA 5.000%, 03/01/38, valued at $2,869,291) to be repurchased at $2,813,089	$2,813	2,813,030	0.3%
TOTAL SECURITIES LENDING COLLATERAL		339,879,103	32.0%
TOTAL INVESTMENTS — (100.0%) (Cost $1,830,699,372)		$1,388,557,659	130.6%

See accompanying Notes to Financial Statements.

THE ASIA PACIFIC SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (46.7%)
COMMON STOCKS — (46.6%)
ABB Grain, Ltd.	763,384	$4,171,028	1.0%
Adelaide Brighton, Ltd.	1,663,662	2,530,723	0.6%
Ansell, Ltd.	707,058	5,948,225	1.4%
# APA Group	1,864,187	3,632,942	0.8%
#* Arrow Energy NL	2,386,137	3,979,725	0.9%
* Austar United Communications, Ltd.	4,173,099	2,502,765	0.6%
# Australian Infrastructure Fund	2,080,653	2,254,652	0.5%
#* Australian Pharmaceutical Industries, Ltd.	5,455,541	2,023,375	0.5%
* Australian Worldwide Exploration, Ltd.	2,356,893	3,937,002	0.9%
# AWB, Ltd.	1,641,462	2,870,752	0.7%
# Bank of Queensland, Ltd.	503,041	4,502,753	1.0%
# Beach Petroleum, Ltd.	4,877,374	3,168,055	0.7%
# Cabcharge Australia, Ltd.	518,843	2,386,955	0.5%
Campbell Brothers, Ltd.	233,990	3,746,476	0.9%
# Centennial Coal Co., Ltd.	1,532,031	3,602,679	0.8%
# ConnectEast Group, Ltd.	6,869,141	3,329,685	0.8%
# Corporate Express Australia, Ltd.	598,416	2,007,382	0.5%
# David Jones, Ltd.	2,441,858	5,029,306	1.1%
Downer EDI, Ltd.	1,176,627	3,821,175	0.9%
DUET Group	2,275,133	3,630,540	0.8%
# Futuris Corp., Ltd.	3,162,221	2,467,632	0.6%
Goodman Fielder, Ltd.	1,734,935	1,925,362	0.4%
# Great Southern, Ltd.	9,302,784	2,234,762	0.5%
# Healthscope, Ltd.	1,045,042	3,019,036	0.7%
# Hills Industries, Ltd.	752,110	1,941,101	0.4%
* Iluka Resources, Ltd.	1,928,003	4,662,051	1.1%
# JB Hi-Fi, Ltd.	446,741	2,622,426	0.6%
# Monadelphous Group, Ltd.	367,505	1,967,933	0.5%
New Hope Corp., Ltd.	2,882,889	6,666,028	1.5%
* Paladin Energy, Ltd.	1,398,252	2,142,210	0.5%
# Paperlinx, Ltd.	3,074,208	2,862,987	0.7%
# Perpetual Trustees Australia, Ltd.	126,142	2,937,413	0.7%
* Portman, Ltd.	382,760	5,457,083	1.2%
Primary Health Care, Ltd.	970,723	2,971,817	0.7%
# Ramsay Health Care, Ltd.	373,766	2,524,745	0.6%
# Reece Australia, Ltd.	239,537	2,782,776	0.6%
# Sigma Pharmaceuticals, Ltd.	3,396,704	2,849,702	0.7%
#* Sino Gold Mining, Ltd.	970,623	2,235,635	0.5%
# Spark Infrastructure Group, Ltd.	3,056,075	2,986,371	0.7%
# Ten Network Holdings, Ltd.	2,173,092	1,976,324	0.5%
Tower Australia Group, Ltd.	1,383,603	1,936,280	0.4%
# United Group, Ltd.	338,003	2,144,813	0.5%
# West Australian Newspapers Holdings, Ltd.	593,823	2,449,666	0.6%
Other Securities		134,966,367	30.1%
TOTAL COMMON STOCKS		269,806,715	61.2%
PREFERRED STOCKS — (0.1%)
Other Securities		200,165	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,517	0.0%
TOTAL — AUSTRALIA		270,013,397	61.2%

THE ASIA PACIFIC SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HONG KONG — (12.6%)
COMMON STOCKS — (12.6%)
# Cafe de Coral Holdings, Ltd.	1,330,000	$2,089,725	0.5%
Other Securities		70,821,340	16.0%
TOTAL COMMON STOCKS		72,911,065	16.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		47,393	0.0%
TOTAL — HONG KONG		72,958,458	16.5%
MALAYSIA — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		3,633	0.0%
NEW ZEALAND — (5.6%)
COMMON STOCKS — (5.6%)
# Fisher & Paykel Healthcare Corp.	2,502,844	4,362,699	1.0%
Infratil, Ltd.	1,740,707	1,953,504	0.4%
Port of Tauranga, Ltd.	566,944	2,183,706	0.5%
# Ryman Healthcare, Ltd.	2,353,608	2,136,229	0.5%
# Sky City Entertainment Group, Ltd.	1,929,556	3,724,524	0.8%
Other Securities		18,274,950	4.2%
TOTAL — NEW ZEALAND		32,635,612	7.4%
SINGAPORE — (8.8%)
COMMON STOCKS — (8.8%)
# Singapore Post, Ltd.	6,289,900	3,016,431	0.7%
Other Securities		47,724,176	10.8%
TOTAL COMMON STOCKS		50,740,607	11.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		10,265	0.0%
TOTAL — SINGAPORE		50,750,872	11.5%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $14,515,000 FHLMC 6.04%(r), 11/01/36, valued at $11,154,905) to be repurchased at $10,988,861	$10,988	10,988,000	2.5%
	Shares
SECURITIES LENDING COLLATERAL — (24.4%)
§ @ DFA Short Term Investment Fund LP	139,002,499	139,002,499	31.5%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $2,652,260 FNMA 5.000%, 03/01/38, valued at $2,454,141) to be repurchased at $2,406,070	$2,406	2,406,020	0.6%
TOTAL SECURITIES LENDING COLLATERAL		141,408,519	32.1%
TOTAL INVESTMENTS — (100.0%) (Cost $841,787,919)		$578,758,491	131.2%

See accompanying Notes to Financial Statements.

THE UNITED KINGDOM SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (93.3%)
Consumer Discretionary — (16.8%)
Bellway P.L.C.	406,536	$3,541,647	0.6%
Taylor Nelson Sofres P.L.C.	1,742,993	6,878,955	1.2%
The Berkeley Group Holdings P.L.C.	300,929	3,623,265	0.6%
United Business Media P.L.C.	818,599	5,326,802	0.9%
# WH Smith P.LC.	588,205	3,536,482	0.6%
William Hill P.L.C.	1,129,837	3,473,901	0.6%
Other Securities		69,737,880	12.3%
Total Consumer Discretionary		96,118,932	16.8%
Consumer Staples — (4.0%)
Total Consumer Staples		22,882,738	4.0%
Energy — (6.1%)
* Dana Petroleum P.L.C.	326,327	5,249,797	0.9%
#* Imperial Energy Corp. P.L.C.	289,203	3,957,481	0.7%
* Premier Oil P.L.C.	320,409	3,841,181	0.7%
* Soco International P.L.C.	281,540	6,486,038	1.1%
Other Securities		15,497,580	2.7%
Total Energy		35,032,077	6.1%
Financials — (16.0%)
# Aberdeen Asset Management P.L.C.	2,590,854	3,912,615	0.7%
Amlin P.L.C.	1,765,553	9,040,653	1.6%
Brit Insurance Holdings P.L.C.	1,289,236	3,791,566	0.7%
Catlin Group, Ltd.	977,375	5,461,715	1.0%
Close Brothers Group P.L.C.	481,680	4,191,265	0.7%
Hiscox, Ltd.	1,535,730	6,085,323	1.1%
IG Group Holdings P.L.C.	1,197,446	5,594,476	1.0%
Intermediate Capital Group P.L.C.	326,494	5,089,854	0.9%
Jardine Lloyd Thompson Group P.L.C.	781,443	5,574,035	1.0%
Provident Financial P.L.C.	465,600	5,935,143	1.0%
Other Securities		36,503,089	6.3%
Total Financials		91,179,734	16.0%
Health Care — (3.2%)
SSL International P.L.C.	745,205	5,033,003	0.9%
Other Securities		13,096,124	2.3%
Total Health Care		18,129,127	3.2%
Industrials — (31.6%)
Aggreko P.L.C.	513,764	3,595,118	0.6%
Arriva P.L.C.	556,301	5,381,893	0.9%
Atkins WS P.L.C.	425,663	3,656,381	0.6%
Babcock International Group P.L.C.	853,247	5,338,849	0.9%
Carillion P.L.C.	1,523,518	5,110,129	0.9%
* Charter International P.L.C.	626,781	4,085,268	0.7%
De La Rue P.L.C.	603,748	8,709,548	1.5%
Go-Ahead Group P.L.C.	175,345	3,840,315	0.7%
Hays P.L.C.	4,810,460	5,281,079	0.9%
Homeserve P.L.C.	228,007	4,681,612	0.8%
IMI P.L.C.	1,137,010	5,053,118	0.9%
Intertek Group P.L.C.	588,823	6,973,480	1.2%
Michael Page International P.L.C.	1,235,568	4,002,170	0.7%
Mitie Group P.L.C.	1,208,230	3,671,360	0.6%
National Express Group P.L.C.	454,582	4,187,578	0.7%

THE UNITED KINGDOM SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Qinetiq P.L.C.	1,922,010	$5,282,500	0.9%
Spirax-Sarco Engineering P.L.C.	304,500	3,951,612	0.7%
Tomkins P.L.C.	2,633,868	4,834,455	0.9%
Ultra Electronics Holdings P.L.C.	267,145	4,739,088	0.8%
VT Group P.L.C.	677,021	5,453,608	1.0%
Other Securities		82,196,386	14.7%
Total Industrials		180,025,547	31.6%
Information Technology — (10.9%)
ARM Holdings P.L.C.	4,708,219	7,340,704	1.3%
Aveva Group P.L.C.	275,408	3,510,900	0.6%
Electrocomponents P.L.C.	1,576,293	3,615,175	0.6%
Halma P.L.C.	1,486,473	3,930,626	0.7%
Misys P.L.C.	1,982,492	3,549,838	0.6%
Rotork P.L.C.	352,833	4,227,935	0.7%
Spectris P.L.C.	499,879	4,012,371	0.7%
Other Securities		31,853,442	5.7%
Total Information Technology		62,040,991	10.9%
Materials — (3.4%)
Croda International P.L.C.	484,717	4,002,048	0.7%
Other Securities		15,693,593	2.7%
Total Materials		19,695,641	3.4%
Telecommunication Services — (0.6%)
Total Telecommunication Services		3,644,901	0.6%
Utilities — (0.7%)
Northumbrian Water Group P.L.C.	701,411	3,524,870	0.6%
Other Securities		217,845	0.1%
Total Utilities		3,742,715	0.7%
TOTAL COMMON STOCKS		532,492,403	93.3%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		—	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (1.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $13,960,000 FHLMC 6.04%(r), 11/01/36, valued at $10,728,382) to be repurchased at $10,567,828	$10,567	10,567,000	1.9%
	Shares
SECURITIES LENDING COLLATERAL — (4.8%)
§ @ DFA Short Term Investment Fund LP	23,622,602	23,622,602	4.1%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $4,025,415 FHLMC 6.500%, 04/01/38 & 7.000%, 02/01/38, valued at $3,914,679) to be repurchased at $3,838,000	$3,838	3,837,920	0.7%
TOTAL SECURITIES LENDING COLLATERAL		27,460,522	4.8%
TOTAL INVESTMENTS — (100.0%) (Cost $862,575,872)		$570,519,925	100.0%

See accompanying Notes to Financial Statements.

THE CONTINENTAL SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRIA — (2.3%)
COMMON STOCKS — (2.3%)
Other Securities		$30,741,228	2.8%
BELGIUM — (3.4%)
COMMON STOCKS — (3.4%)
Ackermans & van Haaren NV	81,854	4,697,164	0.4%
Bekaert SA	56,746	5,583,963	0.5%
Other Securities		35,670,679	3.2%
TOTAL COMMON STOCKS		45,951,806	4.1%
RIGHTS/WARRANTS — (0.0%)
Other Securities		7,843	0.0%
TOTAL — BELGIUM		45,959,649	4.1%
DENMARK — (1.8%)
COMMON STOCKS — (1.8%)
Other Securities		24,826,614	2.2%
FINLAND — (5.5%)
COMMON STOCKS — (5.5%)
Elisa Oyj	251,636	3,785,238	0.4%
KCI Konecranes Oyj	243,819	4,143,341	0.4%
M-Real Oyj Series B	4,696,142	7,217,917	0.7%
Nokian Renkaat Oyj	325,926	4,261,240	0.4%
Other Securities		53,944,844	4.7%
TOTAL — FINLAND		73,352,580	6.6%
FRANCE — (11.2%)
COMMON STOCKS — (11.2%)
Arkema	199,362	4,563,061	0.4%
# Bourbon SA	147,476	4,158,267	0.4%
* Gemalto NV	144,058	4,036,115	0.4%
# Neopost SA	57,823	4,841,088	0.4%
# Nexans SA	92,377	5,269,180	0.5%
SCOR SE	268,815	4,404,167	0.4%
Societe BIC SA	84,787	4,478,545	0.4%
* UbiSoft Entertainment SA	98,014	5,180,944	0.5%
# Valeo SA	232,962	4,057,989	0.4%
# Zodiac SA	105,911	4,141,283	0.4%
Other Securities		105,350,371	9.3%
TOTAL COMMON STOCKS		150,481,010	13.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		6,078	0.0%
TOTAL — FRANCE		150,487,088	13.5%
GERMANY — (12.8%)
COMMON STOCKS — (12.8%)
# Aareal Bank AG	965,964	7,669,414	0.7%
Bilfinger Berger AG	130,384	5,898,571	0.5%
# Douglas Holding AG	100,341	3,774,315	0.4%
DVB Bank SE	173,470	5,700,167	0.5%
MVV Energie AG	136,685	5,376,434	0.5%
Norddeutsche Affinerie AG	150,696	4,825,227	0.4%
*# QIAGEN NV	549,765	7,835,387	0.7%
Rhoen-Klinikum AG	284,706	6,123,128	0.6%
*# SGL Carbon AG	217,830	4,276,121	0.4%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Stada Arzneimittel AG	173,213	$5,284,135	0.5%
Wincor Nixdorf AG	112,151	4,871,414	0.5%
Other Securities		109,518,871	9.7%
TOTAL — GERMANY		171,153,184	15.4%
GREECE — (3.1%)
COMMON STOCKS — (3.1%)
Bank of Greece	73,229	4,716,234	0.4%
Other Securities		37,377,271	3.4%
TOTAL — GREECE		42,093,505	3.8%
IRELAND — (2.7%)
COMMON STOCKS — (2.7%)
* Aryzta AG	175,745	6,265,167	0.6%
DCC P.L.C.	308,989	4,824,869	0.4%
* Dragon Oil P.L.C.	1,438,888	3,734,083	0.3%
Other Securities		21,415,664	2.0%
TOTAL — IRELAND		36,239,783	3.3%
ITALY — (7.1%)
COMMON STOCKS — (7.1%)
Credito Bergamasco SpA	133,144	3,943,643	0.4%
# Societe Cattolica di Assicurazoni Scrl SpA	158,551	5,803,375	0.5%
Other Securities		85,228,395	7.6%
TOTAL COMMON STOCKS		94,975,413	8.5%
RIGHTS/WARRANTS — (0.0%)
Other Securities		15,365	0.0%
TOTAL — ITALY		94,990,778	8.5%
NETHERLANDS — (5.3%)
COMMON STOCKS — (5.3%)
# Boskalis Westminster CVA	133,054	4,392,541	0.4%
Imtech NV	248,834	3,801,534	0.3%
Nutreco Holding NV	139,331	4,442,381	0.4%
Other Securities		58,352,687	5.3%
TOTAL — NETHERLANDS		70,989,143	6.4%
NORWAY — (2.6%)
COMMON STOCKS — (2.6%)
Other Securities		34,313,876	3.1%
PORTUGAL — (1.3%)
COMMON STOCKS — (1.3%)
Jeronimo Martins SGPS SA	731,945	3,735,278	0.3%
Other Securities		13,665,456	1.3%
TOTAL — PORTUGAL		17,400,734	1.6%
SPAIN — (5.4%)
COMMON STOCKS — (5.4%)
Ebro Puleva SA	304,797	3,963,045	0.4%
# SOS Cuetara SA	346,559	4,826,405	0.4%
Other Securities		63,227,800	5.7%
TOTAL — SPAIN		72,017,250	6.5%
SWEDEN — (3.9%)
COMMON STOCKS — (3.9%)
# Elekta AB Series B	302,500	3,825,462	0.3%
Other Securities		47,841,632	4.3%
TOTAL — SWEDEN		51,667,094	4.6%

THE CONTINENTAL SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SWITZERLAND — (11.7%)
COMMON STOCKS — (11.6%)
Bank Sarasin & Cie Series B	172,644	$5,080,646	0.5%
Banque Privee Edmond de Rothschild SA	157	4,058,816	0.4%
Berner Kantonalbank	24,383	4,770,531	0.4%
Clariant AG	756,817	4,695,179	0.4%
# Galenica Holding AG	15,281	4,620,503	0.4%
Kuoni Reisen Holding AG	13,201	3,867,768	0.4%
# Luzerner Kantonalbank AG	18,055	3,824,786	0.3%
PSP Swiss Property AG	141,111	6,105,200	0.6%
Romande Energie Holding SA	2,758	4,765,169	0.4%
Valiant Holding AG	57,514	9,909,695	0.9%
Other Securities		104,289,550	9.3%
TOTAL COMMON STOCKS		155,987,843	14.0%
PREFERRED STOCKS — (0.1%)
Other Securities		663,447	0.1%
TOTAL — SWITZERLAND		156,651,290	14.1%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (2.3%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $32,575,000 FNMA 5.00%, 05/01/23, valued at $30,970,983) to be repurchased at $30,514,390	$30,512	30,512,000	2.8%
	Shares
SECURITIES LENDING COLLATERAL — (17.6%)
§ @ DFA Short Term Investment Fund LP	235,721,235	235,721,235	21.2%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $323,792 FNMA 5.000%, 03/01/38, valued at $299,605) to be repurchased at $293,736	$294	293,730	0.0%
TOTAL SECURITIES LENDING COLLATERAL		236,014,965	21.2%
TOTAL INVESTMENTS — (100.0%) (Cost $1,640,244,915)		$1,339,410,761	120.5%

See accompanying Notes to Financial Statements.

THE CANADIAN SMALL COMPANY SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
COMMON STOCKS — (77.1%)
Consumer Discretionary — (10.6%)
Astral Media, Inc. Class A	179,347	$4,147,018	1.8%
Cogeco Cable, Inc.	59,756	1,549,799	0.7%
Corus Entertainment, Inc. Class B	266,300	3,115,266	1.3%
Dorel Industries, Inc. Class B	102,100	2,244,794	1.0%
Quebecor, Inc. Class B	154,693	2,524,526	1.1%
Reitmans Canada, Ltd.	182,700	2,182,759	0.9%
* RONA, Inc.	417,385	4,068,924	1.7%
# Torstar Corp. Class B	163,800	1,569,642	0.7%
Other Securities		9,904,801	4.2%
Total Consumer Discretionary		31,307,529	13.4%
Consumer Staples — (2.3%)
Jean Coutu Group PJC, Inc. Class A	451,200	2,728,987	1.2%
Maple Leaf Foods, Inc.	254,000	1,742,786	0.7%
Other Securities		2,362,630	1.0%
Total Consumer Staples		6,834,403	2.9%
Energy — (17.1%)
* Birchcliff Energy, Ltd.	326,600	1,609,561	0.7%
* Crew Energy, Inc.	240,536	1,353,052	0.6%
* Fairborne Energy, Ltd.	230,900	1,373,561	0.6%
*# First Calgary Petroleums, Ltd. Class A	884,300	2,553,193	1.1%
*# Galleon Energy, Inc. Class A	250,037	1,333,890	0.6%
*# Nuvista Energy, Ltd.	250,321	2,228,445	1.0%
# Pason Systems, Inc.	219,400	2,251,703	1.0%
*# ProEx Energy, Ltd.	192,800	1,981,907	0.9%
Savanna Energy Services Corp.	215,313	1,786,385	0.8%
ShawCor, Ltd.	207,300	3,138,824	1.4%
# Trican Well Service, Ltd.	288,471	2,704,490	1.2%
*# TriStar Oil and Gas, Ltd.	366,841	3,119,655	1.3%
*# Uranium One, Inc.	1,767,600	1,495,853	0.6%
Other Securities		23,814,669	10.0%
Total Energy		50,745,188	21.8%
Financials — (6.5%)
# AGF Management, Ltd. Class B	323,111	3,557,356	1.5%
# Canadian Western Bank	199,000	3,044,520	1.3%
Home Capital Group, Inc.	111,700	2,586,532	1.1%
Laurentian Bank of Canada	88,500	3,001,643	1.3%
# Northbridge Financial Corp.	73,600	1,827,024	0.8%
Other Securities		5,125,815	2.2%
Total Financials		19,142,890	8.2%
Health Care — (5.5%)
Biovail Corp.	484,920	4,168,067	1.8%
*# MDS, Inc.	437,208	4,566,870	2.0%
Other Securities		7,476,097	3.2%
Total Health Care		16,211,034	7.0%
Industrials — (6.1%)
Russel Metals, Inc.	195,900	3,518,821	1.5%
* Stantec, Inc.	154,600	2,481,963	1.1%
Toromont Industries, Ltd.	214,900	4,066,929	1.7%
Transcontinental, Inc. Class A	226,928	2,296,956	1.0%
Other Securities		5,573,885	2.4%
Total Industrials		17,938,554	7.7%

THE CANADIAN SMALL COMPANY SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Information Technology — (6.7%)
* Celestica, Inc.	750,707	$3,631,147	1.6%
*# MacDonald Dettweiler & Associates, Ltd.	96,900	1,738,942	0.7%
*# Open Text Corp.	181,300	4,596,804	2.0%
Other Securities		10,016,633	4.3%
Total Information Technology		19,983,526	8.6%
Materials — (21.5%)
*# Alamos Gold, Inc.	327,500	1,350,431	0.6%
*# Canfor Corp.	310,074	1,767,368	0.8%
CCL Industries, Inc. Class B	93,600	2,329,710	1.0%
# Harry Winston Diamond Corp.	219,100	2,135,921	0.9%
* HudBay Minerals, Inc.	440,721	1,989,150	0.9%
IAMGOLD Corp.	1,117,000	3,706,961	1.6%
Methanex Corp.	213,400	2,423,833	1.0%
# Nova Chemicals Corp.	262,000	3,401,892	1.5%
* Pan Amer Silver Corp.	213,700	2,436,106	1.0%
*# Silver Standard Resources, Inc.	223,892	1,905,859	0.8%
* Thompson Creek Metals Company, Inc.	445,400	2,642,172	1.1%
West Fraser Timber Co., Ltd.	116,616	3,097,053	1.3%
Other Securities		34,515,479	14.9%
Total Materials		63,701,935	27.4%
Telecommunication Services — (0.0%)
Total Telecommunication Services		71,683	0.0%
Utilities — (0.8%)
*# Canadian Hydro Developers, Inc.	492,100	1,343,242	0.6%
Other Securities		977,641	0.4%
Total Utilities		2,320,883	1.0%
TOTAL COMMON STOCKS		228,257,625	98.0%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		79,661	0.0%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (0.8%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $3,775,000 FNMA 6.50%, 11/01/36, valued at $2,533,771) to be repurchased at $2,496,196	$2,496	2,496,000	1.1%
	Shares
SECURITIES LENDING COLLATERAL — (22.1%)
§@ DFA Short Term Investment Fund LP	64,287,911	64,287,911	27.6%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $3,087,765 FHLMC 7.000%, 02/01/38 & FNMA 4.056%(r), 09/01/44, valued at $1,123,163) to be repurchased at $1,101,163	$1,101	1,101,140	0.5%
TOTAL SECURITIES LENDING COLLATERAL		65,389,051	28.1%
TOTAL INVESTMENTS — (100.0%) (Cost $582,126,285)		$296,222,337	127.2%

See accompanying Notes to Financial Statements.

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		$5,584,351	0.3%
BRAZIL — (16.0%)
COMMON STOCKS — (6.5%)
Perdigao SA ADR	457,126	13,370,936	0.8%
Petroleo Brasilerio SA ADR (71654V101)	1,934,642	42,697,549	2.7%
Petroleo Brasilerio SA ADR (71654V408)	1,223,746	32,906,530	2.0%
Other Securities		23,939,591	1.5%
TOTAL COMMON STOCKS		112,914,606	7.0%
PREFERRED STOCKS — (9.5%)
Banci Itau Holding Financeira SA	1,507,125	16,278,202	1.0%
Banco Bradesco SA	1,636,841	18,774,751	1.2%
Companhia Vale do Rio Doce Series A	2,173,591	25,212,251	1.6%
Gerdau SA Sponsored ADR	2,037,600	13,061,016	0.8%
# Sadia SA ADR	1,234,266	7,479,652	0.5%
# Votorantim Celulose e Papel SA Sponsored ADR	1,181,000	11,916,290	0.7%
Other Securities		72,895,252	4.4%
TOTAL PREFERRED STOCKS		165,617,414	10.2%
TOTAL — BRAZIL		278,532,020	17.2%
CHILE — (3.2%)
COMMON STOCKS — (3.2%)
# Empresa Nacional de Electricidad SA Sponsored ADR	262,585	9,768,162	0.6%
Enersis SA Sponsored ADR	1,398,003	20,131,243	1.3%
# Sociedad Quimica y Minera de Chile SA Sponsored ADR	349,195	7,996,566	0.5%
Other Securities		17,647,476	1.0%
TOTAL — CHILE		55,543,447	3.4%
CHINA — (4.8%)
COMMON STOCKS — (4.8%)
# Bank of China, Ltd.	60,844,000	17,765,768	1.1%
China Resources Enterprise, Ltd.	7,139,000	14,213,048	0.9%
Citic Pacific, Ltd.	17,336,000	14,098,717	0.9%
# Industrial and Commercial Bank of China (Asia), Ltd.	30,590,000	14,393,223	0.9%
Other Securities		22,976,599	1.3%
TOTAL — CHINA		83,447,355	5.1%
CZECH REPUBLIC — (1.9%)
COMMON STOCKS — (1.9%)
CEZ A.S.	323,973	14,169,330	0.9%
Telefonica 02 Czech Republic A.S.	704,007	15,044,164	0.9%
Other Securities		4,619,080	0.3%
TOTAL — CZECH REPUBLIC		33,832,574	2.1%
HUNGARY — (2.3%)
COMMON STOCKS — (2.3%)
*# OTP Bank NYRT	719,020	11,908,444	0.7%
# Richter Gedeon NYRT	115,808	16,000,427	1.0%
Other Securities		12,648,235	0.8%
TOTAL — HUNGARY		40,557,106	2.5%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDIA — (9.4%)
COMMON STOCKS — (9.4%)
HDFC Bank, Ltd.	386,733	$8,227,909	0.5%
Hindustan Unilever, Ltd.	1,921,894	8,736,163	0.5%
Infosys Technologies, Ltd.	657,429	19,010,875	1.2%
Infosys Technologies, Ltd. Sponsored ADR	250,600	7,347,592	0.5%
Reliance Industries, Ltd.	1,030,847	29,122,041	1.8%
Other Securities		89,772,216	5.5%
TOTAL COMMON STOCKS		162,216,796	10.0%
PREFERRED STOCKS — (0.0%)
Other Securities		347,069	0.0%
TOTAL — INDIA		162,563,865	10.0%
INDONESIA — (2.1%)
COMMON STOCKS — (2.1%)
PT Astra International Tbk	15,468,561	12,876,057	0.8%
PT Telekomunikasi Indonesia Tbk	15,037,640	7,523,134	0.5%
Other Securities		16,756,269	1.0%
TOTAL — INDONESIA		37,155,460	2.3%
ISRAEL — (5.3%)
COMMON STOCKS — (5.3%)
Bank Hapoalim B.M.	6,655,731	15,071,355	0.9%
Bank Leumi Le-Israel	5,633,015	14,777,977	0.9%
Israel Chemicals, Ltd.	837,943	8,451,396	0.5%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	869,167	37,269,881	2.3%
Other Securities		16,808,772	1.1%
TOTAL — ISRAEL		92,379,381	5.7%
MALAYSIA — (4.0%)
COMMON STOCKS — (4.0%)
Other Securities		69,964,680	4.3%
MEXICO — (8.6%)
COMMON STOCKS — (8.6%)
Alfa S.A.B. de C.V. Series A	3,812,637	7,822,313	0.5%
# America Movil S.A.B. de C.V. Series L	19,036,559	29,485,030	1.8%
Grupo Mexico S.A.B. de C.V. Series B	21,157,195	16,590,332	1.0%
# Telefonos de Mexico S.A.B. de C.V.	10,416,800	9,309,749	0.6%
# Wal-Mart de Mexico S.A.B. de C.V. Series V	4,692,980	12,582,694	0.8%
Other Securities		73,148,266	4.5%
TOTAL — MEXICO		148,938,384	9.2%
PHILIPPINES — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		11,676,420	0.7%
POLAND — (1.4%)
COMMON STOCKS — (1.4%)
Bank Pekao SA	163,030	7,414,805	0.5%
Telekomunikacja Polska SA	1,112,400	8,405,484	0.5%
Other Securities		8,202,531	0.5%
TOTAL — POLAND		24,022,820	1.5%
SINGAPORE — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		138,173	0.0%

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SOUTH AFRICA — (7.1%)
COMMON STOCKS — (7.1%)
MTN Group, Ltd.	1,745,306	$19,598,239	1.2%
Sasol, Ltd. Sponsored ADR	1,363,425	39,443,885	2.4%
Other Securities		63,499,905	3.9%
TOTAL — SOUTH AFRICA		122,542,029	7.5%
SOUTH KOREA — (10.2%)
COMMON STOCKS — (10.2%)
# POSCO	46,060	12,686,282	0.8%
Samsung Electronics Co., Ltd.	97,139	40,954,158	2.5%
Samsung Electronics Co., Ltd. ADR	52,988	10,979,734	0.7%
SK Telecom Co., Ltd.	56,085	8,901,750	0.5%
Other Securities		103,339,470	6.4%
TOTAL — SOUTH KOREA		176,861,394	10.9%
TAIWAN — (7.6%)
COMMON STOCKS — (7.6%)
Formosa Chemicals & Fiber Co., Ltd.	4,610,141	7,452,770	0.5%
Formosa Plastics Corp.	4,721,167	7,967,558	0.5%
Hon Hai Precision Industry Co., Ltd.	3,761,458	9,079,012	0.6%
Nan Ya Plastic Corp.	6,878,218	9,532,403	0.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	22,275,436	32,412,010	2.0%
Other Securities		65,276,976	3.9%
TOTAL — TAIWAN		131,720,729	8.1%
THAILAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		18,868,229	1.2%
TURKEY — (2.3%)
COMMON STOCKS — (2.3%)
* Koc Holding A.S. Series B	3,943,304	7,357,239	0.5%
Other Securities		33,128,805	2.0%
TOTAL — TURKEY		40,486,044	2.5%
		Value†
SECURITIES LENDING COLLATERAL — (11.7%)
§@ DFA Short Term Investment Fund LP	191,178,954	191,178,954	11.7%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $25,549,645 FHLMC, rates ranging from 5.296%(r) to 6.000%, maturities ranging from 12/01/26 to 03/01/33 & FNMA 5.520%(r), 05/01/17, valued at $12,757,896) to be repurchased at $12,508,001	$12,508	12,507,740	0.8%
TOTAL SECURITIES LENDING COLLATERAL		203,686,694	12.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,345,667,600)		$1,738,501,155	107.0%

See accompanying Notes to Financial Statements.

EMERGING MARKETS SMALL CAP SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.2%)
COMMON STOCKS — (0.2%)
Other Securities		$1,164,071	0.2%
BRAZIL — (8.1%)
COMMON STOCKS — (2.2%)
# Perdigao SA ADR	71,200	2,082,600	0.4%
Other Securities		12,364,849	2.1%
TOTAL COMMON STOCKS		14,447,449	2.5%
PREFERRED STOCKS — (5.9%)
# Braskem SA Preferred A Sponsored ADR	301,000	2,597,630	0.5%
Companhia Paranaense de Energia-Copel Series B	213,400	2,346,267	0.4%
Duratex SA	245,400	2,050,192	0.4%
Eletropaulo Metropolita SA Preferred A	248,500	2,695,477	0.5%
Klabin SA	1,412,700	2,438,725	0.4%
* Net Servicos de Comunicacao SA	400,902	2,548,082	0.5%
# Sadia SA ADR	300,000	1,818,000	0.3%
Suzano Papel e Celullose SA	390,634	2,316,938	0.4%
Ultrapar Participacoes SA	263,040	4,856,497	0.9%
Votorantim Celulose e Papel SA Sponsored ADR	155,700	1,571,013	0.3%
Other Securities		12,622,333	2.1%
TOTAL PREFERRED STOCKS		37,861,154	6.7%
TOTAL — BRAZIL		52,308,603	9.2%
CHILE — (1.6%)
COMMON STOCKS — (1.6%)
Vina de Concha y Toro SA	1,108,893	1,537,488	0.3%
Other Securities		8,768,006	1.5%
TOTAL — CHILE		10,305,494	1.8%
CHINA — (12.1%)
COMMON STOCKS — (12.1%)
*# Brilliance China Automotive Holdings, Ltd.	56,178,000	2,350,029	0.4%
# China Travel International Investment Hong Kong, Ltd.	31,457,000	4,461,497	0.8%
# China Yurun Food Group, Ltd.	2,622,000	3,116,419	0.6%
# COSCO International Holdings, Ltd.	8,765,000	1,593,992	0.3%
Guangdong Investment, Ltd.	5,402,000	1,653,440	0.3%
# HKC (Holdings), Ltd.	44,456,657	2,449,056	0.4%
# Hopson Development Holdings, Ltd.	8,710,000	2,910,370	0.5%
# Hunan Non-Ferrous Metal Corp., Ltd.	38,500,000	3,456,212	0.6%
Minmetals Resources, Ltd.	18,446,000	1,823,354	0.3%
*# Semiconductor Manufacturing International Corp.	250,445,000	4,633,222	0.8%
# Shenzhen International Holdings, Ltd.	142,816,800	4,820,659	0.9%
Shenzhen Investment, Ltd.	37,424,000	3,877,399	0.7%
# Sinolink Worldwide Holdings, Ltd.	28,341,300	1,627,306	0.3%
TPV Technology, Ltd.	25,626,000	5,087,794	0.9%
Weiqiao Textile Co., Ltd.	7,951,500	1,629,863	0.3%
# Xinao Gas Holdings, Ltd.	2,178,000	1,898,232	0.3%
Other Securities		30,651,622	5.4%
TOTAL COMMON STOCKS		78,040,466	13.8%
RIGHTS/WARRANTS — (0.0%)
Other Securities		125	0.0%
TOTAL — CHINA		78,040,591	13.8%

EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
HUNGARY — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		$3,422,363	0.6%
INDIA — (9.9%)
COMMON STOCKS — (9.9%)
REI Agro, Ltd.	102,217	1,970,959	0.4%
Sterling Biotech, Ltd.	469,728	1,728,903	0.3%
Other Securities		60,136,546	10.6%
TOTAL COMMON STOCKS		63,836,408	11.3%
PREFERRED STOCKS — (0.0%)
Other Securities		31,078	0.0%
TOTAL — INDIA		63,867,486	11.3%
INDONESIA — (2.5%)
COMMON STOCKS — (2.5%)
PT Lippo Karawaci Tbk	35,036,250	1,936,510	0.4%
Other Securities		14,266,111	2.5%
TOTAL — INDONESIA		16,202,621	2.9%
ISRAEL — (3.1%)
COMMON STOCKS — (3.1%)
Clal Insurance Enterprise Holdings, Ltd.	318,868	2,800,707	0.5%
* Harel Insurance Investments & Finances, Ltd.	110,689	3,508,586	0.6%
Super-Sol, Ltd. Series B	449,336	1,913,512	0.3%
Other Securities		11,647,932	2.1%
TOTAL — ISRAEL		19,870,737	3.5%
MALAYSIA — (6.2%)
COMMON STOCKS — (6.2%)
Other Securities		39,825,576	7.0%
PREFERRED STOCKS — (0.0%)
Other Securities		11,462	0.0%
RIGHTS/WARRANTS — (0.0%)
Other Securities		42,061	0.0%
TOTAL — MALAYSIA		39,879,099	7.0%
MEXICO — (6.5%)
COMMON STOCKS — (6.5%)
* Corporacion GEO S.A.B. de C.V. Series B	1,330,000	1,842,930	0.3%
Embotelladora Arca S.A.B. de C.V., Mexico	1,909,100	4,026,654	0.7%
*# Empresas ICA S.A.B. de C.V.	1,463,608	2,104,274	0.4%
* Empresas ICA S.A.B. de C.V. Sponsored ADR	681,589	3,946,400	0.7%
Grupo Aeroportuario del Sureste S.A.B. de C.V. ADR	62,500	2,015,000	0.4%
Grupo Cementos de Chihuahua S.A.B. de C.V.	829,200	2,190,364	0.4%
Grupo Continental S.A.B. de C.V.	3,339,259	5,190,222	0.9%
*# Industrias CH S.A.B. de C.V. Series B	3,429,248	6,982,421	1.2%
# TV Azteca S.A.B. de C.V. Series A	6,581,300	3,145,521	0.6%
Other Securities		10,422,594	1.8%
TOTAL — MEXICO		41,866,380	7.4%
PHILIPPINES — (1.3%)
COMMON STOCKS — (1.3%)
Other Securities		8,481,196	1.5%

EMERGING MARKETS SMALL CAP SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
POLAND — (3.0%)
COMMON STOCKS — (3.0%)
Orbis SA	137,403	$1,878,478	0.3%
Other Securities		17,203,332	3.1%
TOTAL — POLAND		19,081,810	3.4%
SOUTH AFRICA — (4.6%)
COMMON STOCKS — (4.6%)
Dimension Data Holdings P.L.C.	3,458,471	1,839,958	0.3%
Grindrod, Ltd.	1,607,864	2,306,240	0.4%
JD Group, Ltd.	1,161,251	3,341,238	0.6%
Tongaat-Hulett, Ltd.	658,375	3,656,941	0.7%
Wilson Bayly Holme-Ovcon, Ltd.	166,336	1,946,463	0.4%
Other Securities		16,614,219	2.9%
TOTAL — SOUTH AFRICA		29,705,059	5.3%
SOUTH KOREA — (8.9%)
COMMON STOCKS — (8.9%)
Other Securities		57,307,326	10.1%
TAIWAN — (11.0%)
COMMON STOCKS — (11.0%)
Other Securities		70,758,628	12.5%
THAILAND — (2.2%)
COMMON STOCKS — (2.2%)
Other Securities		13,825,645	2.4%
RIGHTS/WARRANTS — (0.0%)
Other Securities		12,273	0.0%
TOTAL — THAILAND		13,837,918	2.4%
TURKEY — (2.0%)
COMMON STOCKS — (2.0%)
Eczacibasi Ilac Sanayi ve Ticaret A.S.	2,612,880	2,048,255	0.4%
Other Securities		11,123,078	1.9%
TOTAL — TURKEY		13,171,333	2.3%
		Value†
SECURITIES LENDING COLLATERAL — (16.3%)
§@ DFA Short Term Investment Fund LP	100,787,757	100,787,757	17.8%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $5,778,377 FHLMC 7.000%, 10/01/38 & FNMA 4.056%(r), 09/01/44, valued at $4,431,941) to be repurchased at $4,345,131	$4,345	4,345,040	0.8%
TOTAL SECURITIES LENDING COLLATERAL		105,132,797	18.6%
TOTAL INVESTMENTS — (100.0%) (Cost $886,201,062)		$644,403,512	113.8%

See accompanying Notes to Financial Statements.

THE DFA ONE-YEAR FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (36.3%)
Federal Farm Credit Bank 2.750%, 05/04/10	$118,300	$117,388,262
Federal Home Loan Bank 2.375%, 04/30/10	12,000	11,843,400
4.875%, 05/14/10	108,200	110,756,766
4.250%, 06/11/10	134,100	136,123,703
2.750%, 06/18/10	76,200	75,573,255
Federal Home Loan Mortgage Corporation 2.875%, 04/30/10	136,000	135,323,264
2.375%, 05/28/10	106,300	105,146,645
2.875%, 06/28/10	75,000	74,761,125
Federal National Mortgage Association 2.500%, 04/09/10	70,000	69,354,320
4.125%, 05/15/10	102,500	103,827,785
2.375%, 05/20/10	124,500	123,037,997
7.125%, 06/15/10	98,500	104,633,989
TOTAL AGENCY OBLIGATIONS		1,167,770,511
BONDS — (21.2%)
American Express Centurion Floating Rate Note (r) 5.561%, 06/12/09	91,700	89,395,304
Bank of New York Mellon Corp. Floating Rate Note (r) 3.495%, 02/05/10	89,000	87,255,511
Citigroup Funding, Inc. Floating Rate Note (r) 5.449%, 10/22/09	80,400	78,051,596
CME Group, Inc. Floating Rate Note (r) 3.300%, 08/06/10	100,000	99,914,500
Deutsche Bank AG Floating Rate Note (r) 2.909%, 06/18/10	100,000	99,922,100
General Electric Capital Corp. Floating Rate Note (r) 5.390%, 01/05/09	10,385	10,353,450
(r) 2.776%, 05/10/10	10,200	9,884,137
JPMorgan Chase & Co. Floating Rate Note (r) 5.255%, 11/19/09	92,000	91,845,992
Manitoba, Province of 4.450%, 04/12/10	5,450	5,618,198
Wachovia Corp. Floating Rate Note (r) 5.465%, 11/24/09	93,000	90,350,337
Wal-Mart Stores, Inc. 4.125%, 07/01/10	19,343	19,418,515
TOTAL BONDS		682,009,640

	Face Amount	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (10.9%)
Abbey National North America 3.060%, 06/04/09	$55,000	$54,784,389
ABN-AMRO Bank NV 3.070%, 01/28/09	43,000	42,946,259
3.035%, 02/13/09	60,000	59,898,000
Barclays Bank P.L.C. 3.430%, 07/10/09	80,000	79,830,872
3.430%, 08/07/09	22,000	21,950,108
Royal Bank of Scotland P.L.C. 3.110%, 01/23/09	45,000	44,951,953
UBS AG 3.390%, 07/13/09	45,000	44,891,591
TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		349,253,172
COMMERCIAL PAPER — (28.8%)
ANZ National (International), Ltd. 3.070%, 09/04/09	30,000	29,186,367
Australia & New Zealand Bank 3.111%, 07/31/09	10,000	9,759,608
Bank of Nova Scotia 2.680%, 11/12/08	14,650	14,642,265
Bank of Scotland P.L.C. 2.950%, 12/04/08	100,000	99,754,440
3.055%, 01/15/09	6,000	5,959,859
Danske Corp. 2.695%, 11/13/08	78,000	77,954,846
Dexia Delaware LLC 2.815%, 11/10/08	80,000	79,964,976
2.815%, 11/12/08	23,000	22,987,626
KFW 1.270%, 11/04/08	45,000	44,992,548
1.250%, 11/05/08	50,000	49,989,655
Nordea North America, Inc. 3.000%, 05/11/09	43,000	42,273,012
2.900%, 05/22/09	15,000	14,731,870
3.000%, 06/01/09	45,000	44,155,989
Royal Bank of Canada 2.660%, 11/13/08	102,000	101,940,952
Royal Bank of Scotland P.L.C. 3.040%, 01/05/09	24,000	23,864,393
3.000%, 02/04/09	34,000	33,700,256
Societe Generale North America 3.100%, 05/01/09	19,000	18,695,504
3.145%, 05/01/09	44,000	43,294,851
Svenska Handelsbanken 2.700%, 11/13/08	51,025	50,995,462
UBS Finance Delaware LLC 3.225%, 05/22/09	17,000	16,696,120
Westpac Banking Corp. 3.020%, 09/04/09	103,000	100,206,527
TOTAL COMMERCIAL PAPER		925,747,126

THE DFA ONE-YEAR FIXED INCOME SERIES

CONTINUED

	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (2.8%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $96,885,000 FHLMC 4.50%, 05/01/23, valued at $92,161,856) to be repurchased at $90,806,113	$90,799	$90,799,000
TOTAL INVESTMENTS — (100.0%) (Cost $3,227,053,074)		$3,215,579,449

See accompanying Notes to Financial Statements.

THE DFA TWO-YEAR GLOBAL FIXED INCOME SERIES

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount^	Value†
	(000)
AUSTRIA — (1.5%)
BONDS — (1.5%)
PFandBriefstelle der Oesterriechischen Landes-Hypothekenbanken (f) 3.000%, 01/19/09	54,575	$47,084,149
CANADA — (3.1%)
BONDS — (3.1%)
Ontario, Province of (u) 3.125%, 09/08/10	100,000	101,562,600
GERMANY — (6.1%)
BONDS — (6.1%)
DSL Bank AG (j) 1.750%, 10/07/09	5,760,000	58,984,365
Landesbank Baden-Wurttemberg (f) 3.000%, 12/22/08	5,000	4,312,223
L-Bank Landeskreditbank Baden-Wuerttemberg Foerderbank (u) 4.250%, 09/15/10	25,000	25,710,450
Norddeutsche Landesbank Girozentrale AG (j) 0.450%, 01/19/09	10,718,000	108,681,129
TOTAL — GERMANY		197,688,167
NETHERLANDS — (0.5%)
BONDS — (0.5%)
Bank Nederlandse Gemeenten (f) 2.000%, 12/30/08	4,000	3,445,563
Rabobank Nederland (f) 3.500%, 12/29/08	15,500	13,380,709
TOTAL — NETHERLANDS		16,826,272
SPAIN — (1.8%)
BONDS — (1.8%)
Instituto de Credito Oficial (j) 0.800%, 09/28/09	5,638,000	57,237,290
SUPRANATIONAL ORGANIZATION OBLIGATIONS — (1.6%)
BONDS — (1.6%)
Inter-American Development Bank (j) 1.900%, 07/08/09	5,000,000	51,102,122
SWEDEN — (0.2%)
BONDS — (0.2%)
Kommuninvest (t) 5.000%, 11/25/08	9,900	6,575,752
UNITED STATES — (82.8%)
AGENCY OBLIGATIONS — (29.2%)
Federal Farm Credit Bank 2.750%, 05/04/10	20,100	19,945,089

	Face Amount^	Value†
	(000)
Federal Home Loan Bank 4.875%, 05/14/10	89,200	$91,307,796
4.250%, 06/11/10	125,100	126,987,884
2.750%, 06/18/10	103,400	102,549,535
3.500%, 07/16/10	20,000	20,074,320
3.375%, 08/13/10	102,300	102,481,582
Federal Home Loan Mortgage Corporation 2.875%, 04/30/10	23,000	22,885,552
2.375%, 05/28/10	50,000	49,457,500
2.875%, 06/28/10	115,000	114,633,725
Federal National Mortgage Association 4.125%, 05/15/10	105,400	106,765,352
2.375%, 05/20/10	80,000	79,060,560
7.125%, 06/15/10	100,000	106,227,400
TOTAL AGENCY OBLIGATIONS		942,376,295
BONDS — (21.1%)
American Express Centurion Floating Rate Note (r) 5.561%, 06/12/09	84,000	81,888,828
Bank of America Corp. 4.500%, 08/01/10	5,092	4,954,185
Bank of New York Mellon Corp. Floating Rate Note (r) 3.495%, 02/05/10	97,400	95,490,863
CME Group, Inc. Floating Rate Note (r) 3.300%, 08/06/10	25,000	24,978,625
Deutche Bank AG Floating Rate Note (r) 3.565%, 02/16/10	90,000	90,013,410
General Electric Capital Corp. (j) 0.750%, 02/05/09	4,497,000	45,430,154
(f) 2.250%, 02/09/09	21,000	17,801,742
Georgia Power Co. Floating Rate Note (r) 3.400%, 03/17/10	67,500	67,260,105
JPMorgan Chase & Co. Floating Rate Note (r) 5.255%, 11/19/09	90,000	89,849,340
Wachovia Corp. Floating Rate Note (r) 5.500%, 02/23/09	45,000	44,507,250
(r) 5.465%, 11/24/09	50,000	48,575,450
Wells Fargo Bank & Co. 4.625%, 08/09/10	6,500	6,473,070
Wells Fargo Bank & Co. Floating Rate Note (r) 5.380%, 09/23/09	65,000	63,703,705
TOTAL BONDS		680,926,727

THE DFA TWO-YEAR GLOBAL FIXED INCOME SERIES

CONTINUED

	Face Amount	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (14.5%)
ABN-AMRO Bank NV 3.070%, 01/28/09	$77,000	$76,903,765
Barclays Bank P.L.C. 3.430%, 07/10/09	60,000	59,873,154
3.430%, 08/07/09	40,000	39,909,288
BNP Paribas Finance, Inc. 3.040%, 01/20/09	23,000	22,972,200
3.190%, 08/14/09	76,000	75,684,798
Royal Bank of Scotland P.L.C. 3.110%, 01/23/09	94,000	93,899,636
UBS AG 3.390%, 07/13/09	100,000	99,759,090
TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		469,001,931
COMMERCIAL PAPER — (18.0%)
Abbey National North America 2.970%, 01/12/09	33,000	32,789,681
2.970%, 02/09/09	20,000	19,813,768
2.990%, 02/20/09	14,000	13,854,133
Australia & New Zealand Bank 3.111%, 07/31/09	60,000	58,557,648
Bank of Scotland P.L.C. 2.950%, 12/04/08	20,000	19,950,888
3.045%, 01/12/09	17,000	16,891,654
CME Group, Inc. 2.285%, 11/03/08	73,000	72,990,933
Danske Corp. 3.980%, 11/03/08	55,000	54,993,169
KFW 1.270%, 11/04/08	20,000	19,996,688
1.250%, 11/05/08	64,000	63,986,758

	Face Amount	Value†
	(000)
National Australia Funding 4.500%, 12/04/08	$5,000	$4,987,722
3.000%, 01/02/09	10,000	9,946,520
Nordea North America, Inc. 4.090%, 11/03/08	25,000	24,996,895
2.855%, 01/28/09	24,000	23,805,326
3.030%, 05/05/09	25,000	24,590,543
3.000%, 05/11/09	4,000	3,932,373
Paccar Financial Corp. 1.800%, 11/03/08	22,148	22,145,249
Societe Generale North America 3.005%, 02/12/09	35,000	34,663,605
3.100%, 05/01/09	34,000	33,455,113
3.100%, 05/08/09	12,000	11,800,290
3.030%, 05/18/09	13,000	12,772,200
TOTAL COMMERCIAL PAPER		580,921,156
TOTAL — UNITED STATES		2,673,226,109
TEMPORARY CASH INVESTMENTS — (2.4%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $101,715,000 FHLMC, rates ranging from 4.50% to 6.584%(r), maturities ranging from 05/01/23 to 03/01/37 & FNMA 5.50%, 02/25/36, valued at $80,250,299) to be repurchased at $79,065,193	79,059	79,059,000
TOTAL INVESTMENTS — (100.0%) (Cost $3,183,845,566)		$3,230,361,461

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

	The U.S. Large Company Series	The Enhanced U.S. Large Company Series	The U.S. Large Cap Value Series	The U.S. Small Cap Value Series
ASSETS:
Investments at Value (including $712,279, $0, $690,374, and $903,683 of securities on loan, respectively)	$3,222,515	$191,904	$6,607,903	$5,377,382
Temporary Cash Investments at Value & Cost	34,056	6,367	144,470	104,622
Collateral Received from Securities on Loan at Value & Cost	725,739	—	699,072	963,655
Foreign Currencies at Value	—	2	—	—
Cash	4,084	—	—	—
Receivables:
Investment Securities Sold	2,153	—	10,617	2,974
Dividends and Interest	4,961	1,440	12,718	4,173
Securities Lending Income	367	—	1,430	2,269
Fund Shares Sold	5,691	65	4,995	13,961
Fund Margin Variation	200	1,175	29	26
Prepaid Expenses and Other Assets	20	17	7	7
Total Assets	3,999,786	200,970	7,481,241	6,469,069
LIABILITIES:
Payables:
Upon Return of Securities Loaned	725,739	—	699,072	963,655
Investment Securities Purchased	—	—	41,685	—
Fund Shares Redeemed	70	—	136	—
Due to Advisor	69	9	570	931
Forward Currency Contracts	—	16	—	—
Unrealized Loss on Forward Currency Contracts	—	429	—	—
Accrued Expenses and Other Liabilities	256	17	415	348
Total Liabilities	726,134	471	741,878	964,934
NET ASSETS	$3,273,652	$200,499	$6,739,363	$5,504,135
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	N/A	33,170,337	497,037,187	443,285,380
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	$6.04	$13.56	$12.42
Investments at Cost	$3,422,812	$192,751	$8,488,055	$6,789,556
NET ASSETS CONSIST OF:
Paid-In Capital	N/A	$200,499	$9,162,464	$5,504,135
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	N/A	—	(68)	—
Accumulated Net Realized Gain (Loss)	N/A	—	(542,910)	—
Net Unrealized Foreign Exchange Gain (Loss)	N/A	—	—	—
Net Unrealized Appreciation (Depreciation)	N/A	—	(1,880,123)	—
NET ASSETS	N/A	$200,499	$6,739,363	$5,504,135
(1) NUMBER OF SHARES AUTHORIZED	N/A	Unlimited	Unlimited	Unlimited

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

	The U.S. Small Cap Series	The U.S. Micro Cap Series	The DFA International Value Series	The Japanese Small Company Series
ASSETS:
Investments at Value (including $448,727, $557,841, $717,470 and $320,166 of securities on loan, respectively)	$2,022,011	$2,857,354	$4,567,339	$1,039,395
Temporary Cash Investments at Value & Cost	53,160	65,811	86,293	9,284
Collateral Received from Securities on Loan at Value & Cost	461,715	582,961	760,248	339,879
Foreign Currencies at Value	—	—	14,156	3,755
Cash	1	—	15	15
Receivables:
Investment Securities Sold	3,053	5,196	38,170	22,536
Dividends, Interest, and Tax Reclaims	1,266	1,826	15,310	9,110
Securities Lending Income	1,567	2,293	1,186	760
Fund Shares Sold	32	17	10,712	—
Fund Margin Variation	—	—	19	—
Prepaid Expenses and Other Assets	3	29	7	1
Total Assets	2,542,808	3,515,487	5,493,455	1,424,735
LIABILITIES:
Payables:
Upon Return of Securities Loaned	461,715	582,961	760,248	339,879
Investment Securities Purchased	8,382	6,909	31,085	21,593
Fund Shares Redeemed	5,766	1,559	510	137
Due to Advisor	54	250	853	86
Accrued Expenses and Other Liabilities	134	184	422	76
Total Liabilities	476,051	591,863	793,118	361,771
NET ASSETS	2,066,757	2,923,624	4,700,337	1,062,964
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	200,917,016	440,564,264	412,114,828	N/A
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.29	$6.64	$11.41	N/A
Investments at Cost	$2,353,022	$3,242,904	$6,876,780	$1,481,536
Foreign Currencies at Cost	$—	$—	$14,875	$3,813
NET ASSETS CONSIST OF:
Paid-In Capital	$2,066,757	$2,923,624	$4,700,337	N/A
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	—	—	—	N/A
Accumulated Net Realized Gain (Loss)	—	—	—	N/A
Net Unrealized Foreign Exchange Gain (Loss)	—	—	—	N/A
Net Unrealized Appreciation (Depreciation)	—	—	—	N/A
NET ASSETS	$2,066,757	$2,923,624	$4,700,337	N/A
(1) NUMBER OF SHARES AUTHORIZED	Unlimited	Unlimited	Unlimited	N/A

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands)

	The Asia Pacific Small Company Series	The United Kingdom Small Company Series	The Continental Small Company Series	The Canadian Small Company Series
ASSETS:
Investments at Value (including $102,837, $24,696, $223,217 and $50,836 of securities on loan, respectively)	$426,362	$532,492	$1,072,884	$228,337
Temporary Cash Investments at Value & Cost	10,988	10,567	30,512	2,496
Collateral Received from Securities on Loan at Value & Cost	141,409	27,461	236,015	65,389
Foreign Currencies at Value	3,948	3,798	13,178	1,816
Cash	16	16	16	16
Receivables:
Investment Securities Sold	3,420	9,649	1,386	—
Dividends, Interest, and Tax Reclaims	1,356	3,003	2,673	138
Securities Lending Income	373	52	525	119
Fund Shares Sold	142	—	55	—
Fund Margin Variation	3	1	9	—
Prepaid Expenses and Other Assets	1	1	2	—
Total Assets	588,018	587,040	1,357,255	298,311
LIABILITIES:
Payables:
Upon Return of Securities Loaned	141,409	27,461	236,015	65,389
Investment Securities Purchased	5,272	4,060	9,436	—
Fund Shares Redeemed	—	24	—	—
Due to Advisor	43	54	104	22
Accrued Expenses and Other Liabilities	57	51	115	27
Total Liabilities	146,781	31,650	245,670	65,438
NET ASSETS	$441,237	$555,390	$1,111,585	$232,873
Investments at Cost	$689,392	$824,548	$1,373,718	$514,241
Foreign Currencies at Cost	$3,820	$3,835	$13,582	$1,774

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

	The Emerging Markets Series	The Emerging Markets Small Cap Series	The DFA One-Year Fixed Income Series	The DFA Two-Year Global Fixed Income Series
ASSETS:
Investments at Value (including $180,629, $64,837, $0, and $0 of securities on loan, respectively)	$1,534,814	$539,271	$3,124,780	$3,151,302
Temporary Cash Investments at Value & Cost	—	—	90,799	79,059
Collateral Received from Securities on Loan at Value & Cost	203,687	105,133	—	—
Foreign Currencies at Value	13,010	1,277	—	27
Cash	643	1,353	—	16
Receivables:
Investment Securities Sold	165,128	36,416	—	23,187
Dividends, Interest, and Tax Reclaims	2,223	883	22,211	25,490
Securities Lending Income	383	273	—	—
Fund Shares Sold	1,445	—	—	31
Forward Currency Contracts	—	—	—	3,382
Fund Margin Variation	32	10	—	—
Unrealized Gain on Forward Currency Contracts	—	—	—	60
Prepaid Expenses and Other Assets	3	1	3	2
Total Assets	1,921,368	684,617	3,237,793	3,282,556
LIABILITIES:
Payables:
Upon Return of Securities Loaned	203,687	105,133	—	—
Investment Securities Purchased	90,830	7,661	—	—
Fund Shares Redeemed	—	61	12,121	10,397
Due to Advisor	144	106	141	139
Loan Payable	1,079	4,963	—	—
Distribution Payable	—	—	—	212
Unrealized Loss on Forward Currency Contracts	—	—	—	6,792
Deferred Thailand Capital Gains Tax	788	159	—	—
Accrued Expenses and Other Liabilities	316	155	159	168
Total Liabilities	296,844	118,238	12,421	17,708
NET ASSETS	$1,624,524	$566,379	$3,225,372	$3,264,848
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	N/A	N/A	323,580,687	315,819,698
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	N/A	N/A	$9.97	$10.34
Investments at Cost	$1,141,981	$781,068	$3,136,254	$3,104,787
Foreign Currencies at Cost	$12,929	$1,270	$—	$33
NET ASSETS CONSIST OF:
Paid-In Capital	N/A	N/A	$3,225,372	$3,264,848
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	N/A	N/A	—	—
Accumulated Net Realized Gain (Loss)	N/A	N/A	—	—
Net Unrealized Foreign Exchange Gain (Loss)	N/A	N/A	—	—
Net Unrealized Appreciation (Depreciation)	N/A	N/A	—	—
NET ASSETS	N/A	N/A	$3,225,372	$3,264,848
(1) NUMBER OF SHARES AUTHORIZED	N/A	N/A	Unlimited	Unlimited

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	The U.S. Large Company Series		The Enhanced U.S. Large Company Series		The U.S. Large Cap Value Series		The U.S. Small Cap Value Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends	$82,686	$91,440	—	—	$166,659	$152,304	$90,145	$134,714
Interest	1,937	3,944	$7,246	$13,326	1,529	4,285	1,880	4,032
Income from Securities Lending	1,741	927	—	—	7,486	2,119	19,073	11,899
Total Investment Income	86,364	96,311	7,246	13,326	175,674	158,708	111,098	150,645
Expenses
Investment Advisory Services Fees	981	1,201	127	183	8,436	10,188	14,090	19,951
Accounting & Transfer Agent Fees	403	491	43	56	847	1,011	711	995
S&P 500® Fees	87	86	6	6	—	—	—	—
Custodian Fees	58	62	16	36	90	108	112	156
Shareholders' Reports	38	52	2	4	82	103	67	105
Directors'/Trustees' Fees & Expenses	—	7	—	1	—	94	—	44
Professional Fees	74	119	5	5	166	157	140	165
Other	18	31	1	2	37	56	14	60
Total Expenses	1,659	2,049	200	293	9,658	11,717	15,134	21,476
Net Investment Income (Loss)	84,705	94,262	7,046	13,033	166,016	146,991	95,964	129,169
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(126,174)	10,206	136	(538)	(422,637)	(118,412)	(1,368,521)	1,072,520
Futures	(22,232)	3,585	(59,413)	28,285	(1,861)	—	(5,590)	—
Foreign Currency Transactions	—	—	13,155	(882)	—	—	—	—
Swap Contracts	—	—	(6,832)	1,469	—	—	—	—
In-Kind Redemptions	24,362 *	529,199 *	—	—	52,271 *	—	40,823 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,591,847)	(217,829)	(13,359)	2,487	(3,601,292)	(150,559)	(1,383,083)	(1,994,517)
Futures	1,195	(216)	(49,959)	(21,293)	29	—	26	—
Swap Contracts	—	—	860	(1,162)	—	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	1,286	4,461	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,714,696)	324,945	(114,126)	12,827	(3,973,490)	(268,971)	(2,716,345)	(921,997)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,629,991)	$419,207	$(107,080)	$25,860	$(3,807,474)	$(121,980)	$(2,620,381)	$(792,828)

*  See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	The U.S. Small Cap Series		The U.S. Micro Cap Series		The DFA International Value Series		The Japanese Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $0, $0, $28,938, $23,649, $1,868, and $1,557, respectively)	$27,505	$39,537	$40,416	$50,822	$300,627	$278,708	$24,935	$20,711
Interest	501	1,116	704	1,662	1,071	2,113	55	262
Income from Securities Lending	13,953	10,235	22,040	19,931	19,332	14,342	8,859	10,705
Total Investment Income	41,959	50,888	63,160	72,415	321,030	295,163	33,849	31,678
Expenses
Investment Advisory Services Fees	805	1,150	3,690	5,082	14,643	18,039	1,220	1,524
Accounting & Transfer Agent Fees	282	394	381	516	739	900	143	174
Custodian Fees	68	87	64	100	914	1,185	178	262
Shareholders' Reports	26	40	35	53	78	84	13	15
Directors'/Trustees' Fees & Expenses	—	17	—	21	—	97	—	9
Professional Fees	54	60	74	82	171	139	26	25
Other	72	38	12	32	98	106	23	29
Total Expenses	1,307	1,786	4,256	5,886	16,643	20,550	1,603	2,038
Net Investment Income (Loss)	40,652	49,102	58,904	66,529	304,387	274,613	32,246	29,640
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(592,739)	303,991	(735,401)	379,499	137,811	654,522	(68,518)	51,317
Futures	—	—	—	—	(1,153)	—	(16)	—
Foreign Currency Transactions	—	—	—	—	(4,593)	2,498	(321)	(227)
In-Kind Redemptions	55,442 *	—	—	—	103,024 *	—	1,625 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(493,743)	(417,060)	(702,735)	(602,264)	(5,026,911)	403,307	(374,750)	(103,081)
Futures	—	—	—	—	19	—	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	—	(76)	(180)	495	144
Net Realized and Unrealized Gain (Loss)	(1,031,040)	(113,069)	(1,438,136)	(222,765)	(4,791,879)	1,060,147	(441,485)	(51,847)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(990,388)	$(63,967)	$(1,379,232)	$(156,236)	$(4,487,492)	$1,334,760	$(409,239)	$(22,207)

*  See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	The Asia Pacific Small Company Series		The United Kingdom Small Company Series		The Continental Small Company Series		The Canadian Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $724, $469, $61, $0, $8,313, $5,790, $467, and $69, respectively)	$33,506	$32,140	$34,689	$34,869	$56,505	$43,799	$2,679	$394
Interest	176	306	108	103	332	244	134	100
Income from Securities Lending	5,337	5,485	447	108	8,718	7,366	990	105
Total Investment Income	39,019	37,931	35,244	35,080	65,555	51,409	3,803	599
Expenses
Investment Advisory Services Fees	871	1,016	899	1,234	1,806	2,231	330	81
Accounting & Transfer Agent Fees	109	123	111	145	200	242	55	24
Custodian Fees	247	355	67	81	419	523	184	101
Shareholders' Reports	9	9	10	12	19	21	4	1
Directors'/Trustees' Fees & Expenses	—	12	—	13	—	24	—	3
Professional Fees	20	15	21	20	40	35	8	2
Organizational & Offering Costs	—	—	—	—	—	—	—	1
Other	23	21	9	19	26	37	10	3
Total Expenses	1,279	1,551	1,117	1,524	2,510	3,113	591	216
Net Investment Income (Loss)	37,740	36,380	34,127	33,556	63,045	48,296	3,212	383
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(38,746)	111,215	10,543	42,995	(48,434)	151,648	(20,515)	1,663
Futures	(283)	—	—	—	(358)	—	—	—
Foreign Currency Transactions	(1,429)	874	(1,788)	397	(76)	559	(433)	(413)
In-Kind Redemptions	4,018 *	—	6,873 *	—	16,564 *	—	(2,616)*	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(649,251)	232,165	(643,213)	(51,516)	(1,158,591)	126,217	(279,292)	(6,570)
Futures	3	—	1	—	9	—	—	—
Translation of Foreign Currency Denominated Amounts	(121)	(25)	222	(10)	(386)	83	(6)	(2)
Nets Realized and Unrealized Gain (Loss)	(685,809)	344,229	(627,362)	(8,134)	(1,191,272)	278,507	(302,862)	(5,322)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(648,069)	$380,609	$(593,235)	$25,422	$(1,128,227)	$326,803	$(299,650)	$(4,939)

*  See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	The Emerging Markets Series		The Emerging Markets Small Cap Series		The DFA One-Year Fixed Income Series		The DFA Two-Year Global Fixed Income Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $8,965, $7,660, $3,030, $2,372, $0, $0 $0, and $0, respectively)	$83,157	$78,304	$32,883	$24,713	—	—	—	—
Interest	218	517	112	235	$104,131	$159,010	$88,609	$105,338
Income from Securities Lending	4,081	3,188	3,727	2,805	—	—	—	—
Total Investment Income	87,456	82,009	36,722	27,753	104,131	159,010	88,609	105,338
Expenses
Investment Advisory Services Fees	2,744	3,029	2,174	2,461	1,563	1,510	1,546	1,468
Accounting & Transfer Agent Fees	292	318	130	144	324	313	326	310
Custodian Fees	1,784	2,142	915	1,113	35	37	182	284
Shareholders' Reports	30	28	12	11	33	28	32	28
Directors'/Trustees' Fees & Expenses	—	25	—	15	—	15	—	15
Professional Fees	94	55	51	46	58	45	59	44
Other	76	65	34	42	23	16	25	16
Total Expenses	5,020	5,662	3,316	3,832	2,036	1,964	2,170	2,165
Net Investment Income (Loss)	82,436	76,347	33,406	23,921	102,095	157,046	86,439	103,173
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(59,927)	143,019	(9,181)	107,316	(1,438)	(74)	62	(3,439)
Futures	(361)	—	(439)	—	—	—	—	—
Foreign Currency Transactions	(1,036)	(111)	(1,324)	(336)	—	—	77,256	(32,540)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,612,126)	859,017	(796,299)	279,364	(8,430)	(2,138)	(51,296)	24,384
Futures	32	—	10	—	—	—	—	—
Translation of Foreign Currency Denominated Amounts	(139)	(27)	(182)	76	—	—	(11,788)	56,392
Change in Deferred Thailand Capital Gains Tax	2,797	(884)	1,377	(450)	—	—	—	—
Net Realized and Unrealized Gain (Loss)	(1,670,760)	1,001,014	(806,038)	385,970	(9,868)	(2,212)	14,234	44,797
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,588,324)	$1,077,361	$(772,632)	$409,891	$92,227	$154,834	$100,673	$147,970

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Large Company Series			The Enhanced U.S. Large Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$84,705	$94,262	$87,710	$7,046	$13,033	$11,543
Net Realized Gain (Loss) on:
Investment Securities Sold	(126,174)	10,206	(8,634)	136	(538)	(2,115)
Futures	(22,232)	3,585	6,769	(59,413)	28,285	8,831
Foreign Currency Transactions	—	—	—	13,155	(882)	(790)
Swap Contracts	—	—	—	(6,832)	1,469	1,860
In-Kind Redemptions	24,362 *	529,199 *	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,591,847)	(217,829)	523,721	(13,359)	2,487	11,808
Futures	1,195	(216)	(1,050)	(49,959)	(21,293)	16,928
Swap Contracts	—	—	—	860	(1,162)	(613)
Translation of Foreign Currency Denominated Amounts	—	—	—	1,286	4,461	(5,635)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,629,991)	419,207	608,516	(107,080)	25,860	41,817
Distributions From:
Net Investment Income	—	—	—	(12,465)	(10,384)	(4,468)
Net Short-Term Gains	—	—	—	(4,443)	(11,623)	—
Net Long-Term Gains	—	—	—	(4,238)	(14,452)	(4,136)
Total Distributions	—	—	—	(21,146)	(36,459)	(8,604)
Capital Share Transactions (1):
Shares Issued	—	—	—	49,523	57,240	55,264
Shares Issued in Lieu of Cash Distributions	—	—	—	20,505	35,498	8,537
Shares Redeemed	—	—	—	(78,419)	(92,306)	(63,339)
Net Increase (Decrease) from Capital Share Transactions	—	—	—	(8,391)	432	462
Transactions in Interest:
Contributions	696,520	616,294	753,004	—	—	—
Withdrawals	(299,226)*	(1,482,132)*	(647,252)	—	—	—
Net Increase (Decrease) from Transactions in Interest	397,294	(865,838)	105,752	—	—	—
Total Increase (Decrease) in Net Assets	(1,232,697)	(446,631)	714,268	(136,617)	(10,167)	33,675
Net Assets
Beginning of Period	4,506,349	4,952,980	4,238,712	337,116	347,283	313,608
End of Period	$3,273,652	$4,506,349	$4,952,980	$200,499	$337,116	$347,283
(1) Shares Issued and Redeemed:
Shares Issued	N/A	N/A	N/A	6,462	5,792	5,851
Shares Issued in Lieu of Cash Distributions	N/A	N/A	N/A	2,355	3,725	916
Shares Redeemed	N/A	N/A	N/A	(10,078)	(9,298)	(6,751)
	N/A	N/A	N/A	(1,261)	219	16
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	N/A	N/A	N/A	$—	$7,339	$7,107

*  See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Large Cap Value Series			The U.S. Small Cap Value Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$166,016	$146,991	$119,373	$95,964	$129,169	$103,401
Net Realized Gain (Loss) on:
Investment Securities Sold	(422,637)	(118,412)	477,934	(1,368,521)	1,072,520	945,679
Futures	(1,861)	—	—	(5,590)	—	—
In-Kind Redemptions	52,271 *	—	—	40,823 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(3,601,292)	(150,559)	631,814	(1,383,083)	(1,994,517)	517,884
Futures	29	—	—	26	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,807,474)	(121,980)	1,229,121	(2,620,381)	(792,828)	1,566,964
Distributions From:
Net Investment Income	(168,022)	(146,268)	(127,544)	(82,415)	(128,093)	(104,797)
Net Short-Term Gains	—	(14,058)	(14,160)	—	(77,426)	(37,843)
Net Long-Term Gains	—	(463,917)	(186,026)	(1,046,424)	(868,641)	(678,973)
Total Distributions	(168,022)	(624,243)	(327,730)	(1,128,839)	(1,074,160)	(821,613)
Capital Share Transactions (1):
Shares Issued	1,370,762	1,783,358	1,997,675	450,728	1,462,057	899,678
Shares Issued in Lieu of Cash Distributions	165,455	600,794	317,835	1,107,669	1,046,092	795,998
Shares Redeemed	(980,680)*	(344,913)	(182,182)	(1,110,537)*	(1,280,078)	(523,514)
Net Increase (Decrease) from Capital Share Transactions	555,537	2,039,239	2,133,328	447,860	1,228,071	1,172,162
Total Increase (Decrease) in Net Assets	(3,419,959)	1,293,016	3,034,719	(3,301,360)	(638,917)	1,917,513
Net Assets
Beginning of Period	10,159,322	8,866,306	5,831,587	8,805,495	9,444,412	7,526,899
End of Period	$6,739,363	$10,159,322	$8,866,306	$5,504,135	$8,805,495	$9,444,412
(1) Shares Issued and Redeemed:
Shares Issued	74,071	75,958	92,566	26,847	62,384	37,774
Shares Issued in Lieu of Cash Distributions	9,754	26,704	15,344	62,197	45,298	36,792
Shares Redeemed	(52,609)	(15,046)	(8,564)	(66,466)	(55,385)	(22,249)
	31,216	87,616	99,346	22,578	52,297	52,317
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$(68)	$1,938	$1,485	$—	$2,904	$1,847

*  See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Small Cap Series			The U.S. Micro Cap Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$40,652	$49,102	$36,669	$58,904	$66,529	$45,889
Net Realized Gain (Loss) on:
Investment Securities Sold	(592,739)	303,991	237,752	(735,401)	379,499	436,862
In-Kind Redemptions	55,442 *	—	—	—	—	—
Change in Unrealized Appreciation (Depreciation) of
Investment Securities	(493,743)	(417,060)	201,127	(702,735)	(602,264)	125,507
Net Increase (Decrease) in Net Assets Resulting from Operations	(990,388)	(63,967)	475,548	(1,379,232)	(156,236)	608,258
Distributions From:
Net Investment Income	(32,004)	(49,031)	(37,137)	(48,587)	(66,185)	(46,539)
Net Short-Term Gains	(7,560)	(37,237)	(34,285)	(31,555)	(61,220)	(72,770)
Net Long-Term Gains	(258,983)	(200,073)	(153,072)	(347,536)	(375,219)	(336,642)
Total Distributions	(298,547)	(286,341)	(224,494)	(427,678)	(502,624)	(455,951)
Capital Share Transactions (1):
Shares Issued	419,139	368,763	463,046	162,504	424,272	516,783
Shares Issued in Lieu of Cash Distributions	293,730	282,015	221,851	419,924	490,524	443,063
Shares Redeemed	(947,890)*	(328,261)	(211,846)	(554,101)	(379,775)	(238,645)
Net Increase (Decrease) from Capital Share Transactions	(235,021)	322,517	473,051	28,327	535,021	721,201
Total Increase (Decrease) in Net Assets	(1,523,956)	(27,791)	724,105	(1,778,583)	(123,839)	873,508
Net Assets
Beginning of Period	3,590,713	3,618,504	2,894,399	4,702,207	4,826,046	3,952,538
End of Period	$2,066,757	$3,590,713	$3,618,504	$2,923,624	$4,702,207	$4,826,046
(1) Shares Issued and Redeemed:
Shares Issued	31,353	21,414	27,493	18,399	37,031	44,880
Shares Issued in Lieu of Cash Distributions	20,124	16,905	14,136	44,183	44,051	41,073
Shares Redeemed	(72,110)	(18,741)	(12,687)	(63,944)	(33,095)	(20,711)
	(20,633)	19,578	28,942	(1,362)	47,987	65,242
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$—	$890	$819	$—	$1,383	$1,039

*  See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The DFA International Value Series			The Japanese Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$304,387	$274,613	$193,174	$32,246	$29,640	$23,044
Net Realized Gain (Loss) on:
Investment Securities Sold	137,811	654,522	201,700	(68,518)	51,317	62,821
Futures	(1,153)	—	—	(16)	—	—
Foreign Currency Transactions	(4,593)	2,498	378	(321)	(227)	(83)
In-Kind Redemptions	103,024 *	—	—	1,625 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,026,911)	403,307	1,351,708	(374,750)	(103,081)	(135,957)
Futures	19	—	—	—	—	—
Translation of Foreign Currency Denominated Amounts	(76)	(180)	486	495	144	218
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,487,492)	1,334,760	1,747,446	(409,239)	(22,207)	(49,957)
Distributions From:
Net Investment Income	(293,386)	(278,093)	(202,210)	—	—	—
Net Short-Term Gains	(22,542)	(14,957)	(11,375)	—	—	—
Net Long-Term Gains	(614,160)	(185,943)	(115,307)	—	—	—
Total Distributions	(930,088)	(478,993)	(328,892)	—	—	—
Capital Share Transactions (1):
Shares Issued	927,878	1,731,698	1,589,921	—	—	—
Shares Issued in Lieu of Cash Distributions	916,898	465,562	307,948	—	—	—
Shares Redeemed	(1,365,580)*	(871,558)	(226,869)	—	—	—
Net Increase (Decrease) from Capital Share Transactions	479,196	1,325,702	1,671,000	—	—	—
Transactions in Interest:
Contributions	—	—	—	64,727	227,009	334,524
Withdrawals	—	—	—	(97,345)*	(85,703)	(50,274)
Net Increase (Decrease) from Transactions in Interest	—	—	—	(32,618)	141,306	284,250
Total Increase (Decrease) in Net Assets	(4,938,384)	2,181,469	3,089,554	(441,857)	119,099	234,293
Net Assets
Beginning of Period	9,638,721	7,457,252	4,367,698	1,504,821	1,385,722	1,151,429
End of Period	$4,700,337	$9,638,721	$7,457,252	$1,062,964	$1,504,821	$1,385,722
(1) Shares Issued and Redeemed:
Shares Issued	50,328	72,431	80,546	N/A	N/A	N/A
Shares Issued in Lieu of Cash Distributions	45,073	20,227	16,678	N/A	N/A	N/A
Shares Redeemed	(77,527)	(36,444)	(11,688)	N/A	N/A	N/A
	17,874	56,214	85,536	N/A	N/A	N/A
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$—	$9,727	$(7,523)	N/A	N/A	N/A

*  See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Asia Pacific Small Company Series			The United Kingdom Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$37,740	$36,380	$23,806	$34,127	$33,556	$23,984
Net Realized Gain (Loss) on:
Investment Securities Sold	(38,746)	111,215	37,029	10,543	42,995	30,432
Futures	(283)	—	—	—	—	—
Foreign Currency Transactions	(1,429)	874	(442)	(1,788)	397	359
In-Kind Redemptions	4,018 *	—	—	6,873 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(649,251)	232,165	130,890	(643,213)	(51,516)	275,001
Futures	3	—	—	1	—	—
Translation of Foreign Currency Denominated Amounts	(121)	(25)	15	222	(10)	23
Net Increase (Decrease) in Net Assets Resulting from Operations	(648,069)	380,609	191,298	(593,235)	25,422	329,799
Transactions in Interest:
Contributions	50,371	123,444	171,488	52,563	36,898	158,726
Withdrawals	(166,219)*	(48,526)	(9,082)	(62,518)*	(21,566)	(13,737)
Net Increase (Decrease) from Transactions in Interest	(115,848)	74,918	162,406	(9,955)	15,332	144,989
Total Increase (Decrease) in Net Assets	(763,917)	455,527	353,704	(603,190)	40,754	474,788
Net Assets
Beginning of Period	1,205,154	749,627	395,923	1,158,580	1,117,826	643,038
End of Period	$441,237	$1,205,154	$749,627	$555,390	$1,158,580	$1,117,826

*  See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Continental Small Company Series			The Canadian Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Period April 2, 2007(a) to Nov. 30, 2007
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$63,045	$48,296	$32,787	$3,212	$383
Net Realized Gain (Loss) on:
Investment Securities Sold	(48,434)	151,648	46,115	(20,515)	1,663
Futures	(358)	—	—	—	—
Foreign Currency Transactions	(76)	559	(3)	(433)	(413)
In-Kind Redemptions	16,564 *	—	—	(2,616)*	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,158,591)	126,217	455,015	(279,292)	(6,570)
Futures	9	—	—	—	—
Translation of Foreign Currency Denominated Amounts	(386)	83	130	(6)	(2)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,128,227)	326,803	534,044	(299,650)	(4,939)
Transactions in Interest:
Contributions	131,960	103,548	375,913	341,843	222,468
Withdrawals	(148,270)*	(49,423)	(16,701)	(22,849)*	(4,000)
Net Increase (Decrease) from Transactions in Interest	(16,310)	54,125	359,212	318,994	218,468
Total Increase (Decrease) in Net Assets	(1,144,537)	380,928	893,256	19,344	213,529
Net Assets
Beginning of Period	2,256,122	1,875,194	981,938	213,529	—
End of Period	$1,111,585	$2,256,122	$1,875,194	$232,873	$213,529

*  See Note K in the Notes to Financial Statements.

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The Emerging Markets Series			The Emerging Markets Small Cap Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$82,436	$76,347	$54,451	$33,406	$23,921	$17,070
Net Realized Gain (Loss) on:
Investment Securities Sold	(59,927)	143,019	28,277	(9,181)	107,316	65,664
Futures	(361)	—	—	(439)	—	—
Foreign Currency Transactions	(1,036)	(111)	(585)	(1,324)	(336)	(496)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,612,126)	859,017	484,776	(796,299)	279,364	160,217
Futures	32	—	—	10	—	—
Translation of Foreign Currency Denominated Amounts	(139)	(27)	(23)	(182)	76	6
Change in Deferred Thailand Capital Gains Tax	2,797	(884)	902	1,377	(450)	(475)
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,588,324)	1,077,361	567,798	(772,632)	409,891	241,986
Transactions in Interest:
Contributions	197,789	481,891	455,977	137,703	360,040	181,431
Withdrawals	(692,731)	(266,433)	(461,369)	(324,263)	(147,889)	(65,159)
Net Increase (Decrease) from Transactions in Interest	(494,942)	215,458	(5,392)	(186,560)	212,151	116,272
Total Increase (Decrease) in Net Assets	(2,083,266)	1,292,819	562,406	(959,192)	622,042	358,258
Net Assets
Beginning of Period	3,707,790	2,414,971	1,852,565	1,525,571	903,529	545,271
End of Period	$1,624,524	$3,707,790	$2,414,971	$566,379	$1,525,571	$903,529

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The DFA One-Year Fixed Income Series			The DFA Two-Year Global Fixed Income Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$102,095	$157,046	$94,187	$86,439	$103,173	$72,520
Net Realized Gain (Loss) on:
Investment Securities Sold	(1,438)	(74)	(4,503)	62	(3,439)	(15,021)
Foreign Currency Transactions	—	—	—	77,256	(32,540)	1,152
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(8,430)	(2,138)	16,421	(51,296)	24,384	91,272
Translation of Foreign Currency Denominated Amounts	—	—	—	(11,788)	56,392	(46,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	92,227	154,834	106,105	100,673	147,970	103,688
Distributions From:
Net Investment Income	(106,601)	(152,964)	(90,843)	(130,982)	(79,311)	(19,326)
Total Distributions	(106,601)	(152,964)	(90,843)	(130,982)	(79,311)	(19,326)
Capital Share Transactions (1):
Shares Issued	749,285	1,322,342	1,068,203	243,154	722,901	511,783
Shares Issued in Lieu of Cash Distributions	104,347	148,906	89,382	129,852	78,772	19,113
Shares Redeemed	(843,030)	(663,105)	(707,260)	(379,944)	(137,011)	(114,719)
Net Increase (Decrease) from Capital Share Transactions	10,602	808,143	450,325	(6,938)	664,662	416,177
Total Increase (Decrease) in Net Assets	(3,772)	810,013	465,587	(37,247)	733,321	500,539
Net Assets
Beginning of Period	3,229,144	2,419,131	1,953,544	3,302,095	2,568,774	2,068,235
End of Period	$3,225,372	$3,229,144	$2,419,131	$3,264,848	$3,302,095	$2,568,774
(1) Shares Issued and Redeemed:
Shares Issued	75,046	132,195	107,376	23,371	69,860	51,248
Shares Issued in Lieu of Cash Distributions	10,474	14,922	8,997	12,552	7,641	1,908
Shares Redeemed	(84,607)	(66,333)	(71,080)	(36,525)	(13,289)	(11,439)
	913	80,784	45,293	(602)	64,212	41,717
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$—	$13,397	$9,315	$—	$40,415	$52,411

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

	The U.S. Large Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	N/A		N/A	N/A	N/A	N/A	N/A
Income From Investment Operations
Net Investment Income (Loss)	—		—	—	—	—	—
Net Gains (Losses) on Securities (Realized and Unrealized)	—		—	—	—	—	—
Total From Investment Operations	—		—	—	—	—	—
Less Distributions
Net Investment Income	—		—	—	—	—	—
Net Realized Gains	—		—	—	—	—	—
Total Distributions	—		—	—	—	—	—
Net Asset Value, End of Period	N/A		N/A	N/A	N/A	N/A	N/A
Total Return	(33.10	)%(C)	7.77%	14.25%	8.51%	12.77%	15.05%
Net Assets, End of Period (thousands)	$3,273,652		$4,506,349	$4,952,980	$4,238,712	$3,493,919	$3,000,997
Ratio of Expenses to Average Net Assets	0.04	%(B)	0.04%	0.04%	0.05%	0.05%	0.05%
Ratio of Net Investment Income to Average Net Assets	2.16	%(B)	1.96%	1.95%	1.87%	1.99%	1.75%
Portfolio Turnover Rate	6	%(C)	13%*	4%	6%	2%	8%

The Enhanced U.S. Large Company Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$9.79	$10.15	$9.17	$8.83	$7.94	$6.97
Income From Investment Operations
Net Investment Income (Loss)	0.21	(A)	0.35	(A)	0.33	(A)	0.27	(A)	0.08	0.15
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.34)	0.35	0.90	0.36	0.91	0.93
Total From Investment Operations	(3.13)	0.70	1.23	0.63	0.99	1.08
Less Distributions
Net Investment Income	(0.37)	(0.29)	(0.13)	(0.29)	(0.10)	(0.11)
Net Realized Gains	(0.25)	(0.77)	(0.12)	—	—	—
Total Distributions	(0.62)	(1.06)	(0.25)	(0.29)	(0.10)	(0.11)
Net Asset Value, End of Period	$6.04	$9.79	$10.15	$9.17	$8.83	$7.94
Total Return	(33.77	)%(C)	7.37%	13.69%	7.21%	12.50%	15.71%
Net Assets, End of Period (thousands)	$200,499	$337,116	$347,283	$313,608	$221,780	$141,478
Ratio of Expenses to Average Net Assets	0.08	%(B)	0.08%	0.08%	0.17%	0.18%	0.18%
Ratio of Net Investment Income to Average Net Assets	2.78	%(B)	3.57%	3.52%	2.96%	1.59%	1.44%
Portfolio Turnover Rate	76	%(C)	92%	134%	57%	125%	138%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

* Excluding security sales due to the In-Kind Redemptions the portfolio turnover rate would have been 5%. See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Cap Value Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$21.81	$23.44	$20.91	$18.55	$15.41	$13.01
Income From Investment Operations
Net Investment Income (Loss)	0.35	(A)	0.34	(A)	0.36	(A)	0.29	0.23	0.21
Net Gains (Losses) on Securities (Realized and Unrealized)	(8.25)	(0.38)	3.27	2.41	3.09	2.41
Total From Investment Operations	(7.90)	(0.04)	3.63	2.70	3.32	2.62
Less Distributions
Net Investment Income	(0.35)	(0.33)	(0.38)	(0.32)	(0.18)	(0.22)
Net Realized Gains	—	(1.26)	(0.72)	(0.02)	—	—
Total Distributions	(0.35)	(1.59)	(1.10)	(0.34)	(0.18)	(0.22)
Net Asset Value, End of Period	$13.56	$21.81	$23.44	$20.91	$18.55	$15.41
Total Return	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%	20.34%
Net Assets, End of Period (thousands)	$6,739,363	$10,159,322	$8,866,306	$5,831,587	$3,919,913	$2,510,662
Ratio of Expenses to Average Net Assets	0.11	%(B)	0.11%	0.12%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.97	%(B)	1.44%	1.68%	1.56%	1.41%	1.62%
Portfolio Turnover Rate	19	%(C)	9%	13%	9%	7%	7%

The U.S. Small Cap Value Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$20.93	$25.64	$23.81	$23.78	$20.20	$15.04
Income From Investment Operations
Net Investment Income (Loss)	0.21	(A)	0.31	(A)	0.29	(A)	0.17	0.16	0.12
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.03)	(2.14)	4.11	2.35	5.09	6.29
Total From Investment Operations	(5.82)	(1.83)	4.40	2.52	5.25	6.41
Less Distributions
Net Investment Income	(0.18)	(0.31)	(0.30)	(0.31)	(0.08)	(0.12)
Net Realized Gains	(2.51)	(2.57)	(2.27)	(2.18)	(1.59)	(1.13)
Total Distributions	(2.69)	(2.88)	(2.57)	(2.49)	(1.67)	(1.25)
Net Asset Value, End of Period	$12.42	$20.93	$25.64	$23.81	$23.78	$20.20
Total Return	(31.60	)%(C)	(8.11)%	20.63%	11.67%	27.87%	46.31%
Net Assets, End of Period (thousands)	$5,504,135	$8,805,495	$9,444,412	$7,526,899	$6,294,902	$4,518,054
Ratio of Expenses to Average Net Assets	0.21	%(B)	0.22%	0.22%	0.24%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	1.36	%(B)	1.30%	1.24%	0.75%	0.78%	0.75%
Portfolio Turnover Rate	32	%(C)	28%	27%	27%	26%	35%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Small Cap Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$16.21	$17.92	$16.73	$16.09	$13.84	$9.93
Income From Investment Operations
Net Investment Income (Loss)	0.19	(A)	0.22	(A)	0.19	(A)	0.15	0.12	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	(4.73)	(0.53)	2.27	1.44	2.22	3.92
Total From Investment Operations	(4.54)	(0.31)	2.46	1.59	2.34	4.00
Less Distributions
Net Investment Income	(0.15)	(0.22)	(0.19)	(0.18)	(0.08)	(0.09)
Net Realized Gains	(1.23)	(1.18)	(1.08)	(0.77)	(0.01)	—
Total Distributions	(1.38)	(1.40)	(1.27)	(0.95)	(0.09)	(0.09)
Net Asset Value, End of Period	$10.29	$16.21	$17.92	$16.73	$16.09	$13.84
Total Return	(30.44	)%(C)	(1.86)%	15.90%	10.40%	16.99%	40.32%
Net Assets, End of Period (thousands)	$2,066,757	$3,590,713	$3,618,504	$2,894,399	$2,321,090	$1,468,486
Ratio of Expenses to Average Net Assets	0.05	%(B)	0.05%	0.05%	0.07%	0.07%	0.08%
Ratio of Net Investment Income to Average Net Assets	1.51	%(B)	1.28%	1.13%	0.94%	0.85%	0.84%
Portfolio Turnover Rate	27	%(C)	23%	18%	21%	16%	16%

The U.S. Micro Cap Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$10.64	$12.25	$12.02	$11.92	$10.48	$7.11
Income From Investment Operations
Net Investment Income (Loss)	0.13	(A)	0.15	(A)	0.12	(A)	0.09	0.07	0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	(3.14)	(0.50)	1.48	1.10	1.65	3.47
Total From Investment Operations	(3.01)	(0.35)	1.60	1.19	1.72	3.52
Less Distributions
Net Investment Income	(0.11)	(0.15)	(0.12)	(0.10)	(0.05)	(0.05)
Net Realized Gains	(0.88)	(1.11)	(1.25)	(0.99)	(0.23)	(0.10)
Total Distributions	(0.99)	(1.26)	(1.37)	(1.09)	(0.28)	(0.15)
Net Asset Value, End of Period	$6.64	$10.64	$12.25	$12.02	$11.92	$10.48
Total Return	(31.08	)%(C)	(3.24)%	15.00%	10.77%	16.83%	50.34%
Net Assets, End of Period (thousands)	$2,923,624	$4,702,207	$4,826,046	$3,952,538	$3,216,440	$2,624,043
Ratio of Expenses to Average Net Assets	0.12	%(B)	0.12%	0.12%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.59	%(B)	1.31%	1.04%	0.80%	0.64%	0.68%
Portfolio Turnover Rate	22	%(C)	21%	22%	24%	27%	19%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The DFA International Value Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$24.45	$22.06	$17.30	$16.04	$12.40	$9.33
Income From Investment Operations
Net Investment Income (Loss)	0.73	(A)	0.73	(A)	0.65	(A)	0.43	0.33	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(11.45)	2.98	5.27	1.95	3.61	3.06
Total From Investment Operations	(10.72)	3.71	5.92	2.38	3.94	3.33
Less Distributions
Net Investment Income	(0.71)	(0.73)	(0.67)	(0.52)	(0.30)	(0.25)
Net Realized Gains	(1.61)	(0.59)	(0.49)	(0.60)	—	(0.01)
Total Distributions	(2.32)	(1.32)	(1.16)	(1.12)	(0.30)	(0.26)
Net Asset Value, End of Period	$11.41	$24.45	$22.06	$17.30	$16.04	$12.40
Total Return	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%	36.24%
Net Assets, End of Period (thousands)	$4,700,337	$9,638,721	$7,457,252	$4,367,698	$2,804,043	$1,604,778
Ratio of Expenses to Average Net Assets	0.23	%(B)	0.23%	0.23%	0.27%	0.28%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.15	%(B)	3.04%	3.29%	2.71%	2.35%	2.61%
Portfolio Turnover Rate	16	%(C)	16%	8%	10%	15%	14%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Japanese Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(26.87	)%(C)	(1.16)%	(2.28)%	31.03%	32.73%	47.87%
Net Assets, End of Period (thousands)	$1,062,964		$1,504,821	$1,385,722	$1,151,429	$605,132	$283,699
Ratio of Expenses to Average Net Assets	0.13	%(B)	0.13%	0.14%	0.22%	0.27%	0.28%
Ratio of Net Investment Income to Average Net Assets	2.64	%(B)	1.94%	1.68%	1.51%	1.45%	1.41%
Portfolio Turnover Rate	10	%(C)	9%	9%	6%	5%	16%
	The United Kingdom Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(50.77	)%(C)	2.42%	44.80%	12.88%	29.68%	44.65%
Net Assets, End of Period (thousands)	$555,390		$1,158,580	$1,117,826	$643,038	$377,763	$160,917
Ratio of Expenses to Average Net Assets	0.12	%(B)	0.12%	0.13%	0.22%	0.27%	0.26%
Ratio of Net Investment Income to Average Net Assets	3.79	%(B)	2.72%	2.70%	3.19%	2.70%	3.25%
Portfolio Turnover Rate	25	%(C)	12%	8%	12%	7%	7%

	The Asia Pacific Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(57.75	)%(C)	47.23%	38.26%	9.30%	27.40%	61.47%
Net Assets, End of Period (thousands)	$441,237		$1,205,154	$749,627	$395,923	$282,999	$156,765
Ratio of Expenses to Average Net Assets	0.15	%(B)	0.15%	0.17%	0.27%	0.32%	0.31%
Ratio of Net Investment Income to Average Net Assets	4.33	%(B)	3.58%	4.19%	4.33%	3.82%	3.35%
Portfolio Turnover Rate	20	%(C)	25%	14%	10%	11%	15%
	The Continental Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(49.66	)%(C)	17.49%	47.10%	18.97%	36.57%	52.86%
Net Assets, End of Period (thousands)	$1,111,585		$2,256,122	$1,875,194	$981,938	$654,644	$448,407
Ratio of Expenses to Average Net Assets	0.14	%(B)	0.14%	0.15%	0.24%	0.26%	0.30%
Ratio of Net Investment Income to Average Net Assets	3.49	%(B)	2.16%	2.27%	2.16%	2.09%	2.49%
Portfolio Turnover Rate	18	%(C)	12%	7%	18%	9%	11%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

	The Canadian Small Company Series
	Period Dec. 1, 2007 to Oct. 31, 2008		Period April 2, 2007(a) to Nov. 30, 2007
Total Return	(56.44	)%(C)	10.20	%(C)
Net Assets, End of Period (thousands)	$232,873		$213,529
Ratio of Expenses to Average Net Assets	0.18	%(B)	0.26	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	0.97	%(B)	0.47	%(B)(E)
Portfolio Turnover Rate	21	%(C)	6	%(C)

	The Emerging Markets Series
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(48.15	)%(C)	42.62%	31.87%	31.23%	35.47%	39.67%
Net Assets, End of Period (thousands)	$1,624,524		$3,707,790	$2,414,971	$1,852,565	$1,160,262	$607,561
Ratio of Expenses to Average Net Assets	0.18	%(B)	0.19%	0.20%	0.27%	0.31%	0.34%
Ratio of Net Investment Income to Average Net Assets	3.00	%(B)	2.52%	2.54%	3.70%	2.63%	2.23%
Portfolio Turnover Rate	19	%(C)	7%	11%	9%	2%	1%

	The Emerging Markets Small Cap Series
	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(56.84	)%(C)	43.32%	40.55%	24.85%	35.22%	52.80%
Net Assets, End of Period (thousands)	$566,379		$1,525,571	$903,529	$545,271	$237,865	$117,744
Ratio of Expenses to Average Net Assets	0.30	%(B)	0.31%	0.34%	0.49%	0.52%	0.54%
Ratio of Net Investment Income to Average Net Assets	3.07	%(B)	1.94%	2.39%	2.70%	1.93%	2.44%
Portfolio Turnover Rate	19	%(C)	16%	18%	8%	11%	6%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The DFA One-Year Fixed Income Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$10.01	$10.00	$9.94	$10.00	$10.10	$10.19
Income From Investment Operations
Net Investment Income (Loss)	0.30	(A)	0.53	(A)	0.42	(A)	0.30	0.16	0.15
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.03)	(0.01)	0.04	(0.07)	(0.04)	0.04
Total From Investment Operations	0.27	0.52	0.46	0.23	0.12	0.19
Less Distributions
Net Investment Income	(0.31)	(0.51)	(0.40)	(0.29)	(0.15)	(0.16)
Net Realized Gains	—	—	—	—	(0.07)	(0.12)
Tax Return of Capital	—	—	—	—	—	—
Total Distributions	(0.31)	(0.51)	(0.40)	(0.29)	(0.22)	(0.28)
Net Asset Value, End of Period	$9.97	$10.01	$10.00	$9.94	$10.00	$10.10
Total Return	2.79	%(C)	5.31%	4.72%	2.32%	1.21%	1.95%
Net Assets, End of Period (thousands)	$3,225,372	$3,229,144	$2,419,131	$1,953,544	$1,739,484	$1,455,374
Ratio of Expenses to Average Net Assets	0.07	%(B)	0.07%	0.07%	0.09%	0.09%	0.09%
Ratio of Net Investment Income to Average Net Assets	3.26	%(B)	5.20%	4.15%	3.04%	1.63%	1.51%
Portfolio Turnover Rate	31	%(C)	28%	28%	40%	154%	143%

The DFA Two-Year Global Fixed Income Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$10.44	$10.19	$9.83	$9.99	$10.13	$10.22
Income From Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.36	(A)	0.31	(A)	0.29	(A)	0.12	0.25
Net Gains (Losses) on Securities (Realized and Unrealized)	0.04	0.16	0.13	(0.10)	—	(0.01)
Total From Investment Operations	0.31	0.52	0.44	0.19	0.12	0.24
Less Distributions
Net Investment Income	(0.41)	(0.27)	(0.08)	(0.33)	(0.15)	(0.19)
Net Realized Gains	—	—	—	—	(0.11)	(0.14)
Tax Return of Capital	—	—	—	(0.02)	—	—
Total Distributions	(0.41)	(0.27)	(0.08)	(0.35)	(0.26)	(0.33)
Net Asset Value, End of Period	$10.34	$10.44	$10.19	$9.83	$9.99	$10.13
Total Return	3.02	%(C)	5.15%	4.52%	1.92%	1.22%	2.36%
Net Assets, End of Period (thousands)	$3,264,848	$3,302,095	$2,568,774	$2,068,235	$1,707,132	$1,195,610
Ratio of Expenses to Average Net Assets	0.07	%(B)	0.07%	0.08%	0.10%	0.11%	0.13%
Ratio of Net Investment Income to Average Net Assets	2.79	%(B)	3.51%	3.12%	2.96%	1.96%	1.78%
Portfolio Turnover Rate	17	%(C)	95%	111%	59%	131%	144%

See page 1 & 2 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.

  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen investment portfolios, of which sixteen are included in this section of the report, (collectively, the "Series") and two are presented in separate reports.

Domestic Equity Portfolios

The U.S. Large Company Series

The Enhanced U.S. Large Company Series

The U.S. Large Cap Value Series

The U.S. Small Cap Value Series

The U.S. Small Cap Series

The U.S. Micro Cap Series

Fixed Income Portfolios

The DFA One-Year Fixed Income Series

The DFA Two-Year Global Fixed Income Series

International Equity Portfolios

The DFA International Value Series

The Japanese Small Company Series

The Asia Pacific Small Company Series

The United Kingdom Small Company Series

The Continental Small Company Series

The Canadian Small Company Series

The Emerging Markets Series

The Emerging Markets Small Cap Series

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Domestic Equity Portfolios and the International Equity Portfolios, including over-the-counter securities, are valued at the last quoted sale price of the day. Securities held by the Domestic Equity Portfolios and the International Equity Portfolios that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Domestic Equity Portfolios and International Equity Portfolios value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Domestic Equity Portfolios and International Equity Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The International Equity Portfolios will also apply a fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE.

For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally, 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally, 1:00 p.m. PT) and the time that the net asset values of the International Equity Portfolios are computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Equity Portfolios price their shares at the close of the NYSE, the International Equity Portfolios will fair value their foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Equity Portfolios' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Trust have determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Equity Portfolios utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of an International Equity Portfolio. When an International Equity Portfolio uses fair value pricing, the values assigned to the International Equity Portfolio's foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Fixed income instruments held by The Enhanced U.S. Large Company Series and the Fixed Income Portfolios, are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The U.S. Large Company Series	$3,222,515	$759,795	—	$3,982,310	$2,377	—	—	$2,377
The Enhanced U.S. Large Company Series	9,647	188,624	—	198,271	(51,127)	$(429)	—	(51,556)
The U.S. Large Cap Value Series	6,607,903	843,542	—	7,451,445	29	—	—	29
The U.S. Small Cap Value Series	5,376,431	1,069,228	—	6,445,659	26	—	—	26
The U.S. Small Cap Series	2,020,927	515,959	—	2,536,886	—	—	—	—
The U.S. Micro Cap Series	2,908,954	597,172	—	3,506,126	—	—	—	—
The DFA International Value Series	1,004,378	4,409,502	—	5,413,880	19	—	—	19
The Japanese Small Company Series	1,816	1,386,742	—	1,388,558	—	—	—	—
The Asia Pacific Small Company Series	3,430	575,328	—	578,758	3	—	—	3
The United Kingdom Small Company Series	7,156	563,364	—	570,520	1	—	—	1
The Continental Small Company Series	11,975	1,327,436	—	1,339,411	9	—	—	9
The Canadian Small Company Series	228,337	67,885	—	296,222	—	—	—	—
The Emerging Markets Series	610,934	1,127,567	—	1,738,501	32	—	—	32
The Emerging Markets Small Cap Series	122,194	522,210	—	644,404	10	—	—	10
The DFA One-Year Fixed Income Series	—	3,215,579	—	3,215,579	—	—	—	—
The DFA Two-Year Global Fixed Income Series	—	3,230,361	—	3,230,361	—	(6,732)	—	(6,732)

*  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, and forwards which are valued at the unrealized appreciation/depreciation on the investment.

2.  Foreign Currency Translation: Securities and other assets and liabilities of The Enhanced U.S. Large Company Series, the International Equity Portfolios and The DFA Two-Year Global Fixed Income Series, whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement. The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series also enter into forward foreign currency contracts solely for the purpose of hedging against fluctuations in currency exchange rates. These contracts are also marked to market daily based on daily exchange rates.

The International Equity Portfolios do not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized. However, The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series do isolate the effect of fluctuations in foreign currency rates when determining the realized gain or loss upon the sale or maturity of foreign currency denominated debt obligations pursuant to U.S. federal income tax regulations; such amounts are categorized as foreign exchange gain or loss for both financial reporting and income tax reporting purposes.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of The Enhanced U.S. Large Company Series, the International Equity Portfolios and The DFA Two-Year Global Fixed Income Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The International Portfolios may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The funds accrue such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Emerging Markets Series and The Emerging Markets Small Cap Series investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Emerging Markets Series and The Emerging Markets Small Cap Series accrue for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. These funds are also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Trust. For the period December 1, 2007 to October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

The U.S. Large Company Series	0.025%

The Enhanced U.S. Large Company Series	0.05%

The U.S. Large Cap Value Series	0.10%

The U.S. Small Cap Value Series	0.20%

The U.S. Small Cap Series	0.03%

The U.S. Micro Cap Series	0.10%

The DFA International Value Series	0.20%

The Japanese Small Company Series	0.10%

The Asia Pacific Small Company Series	0.10%

The United Kingdom Small Company Series	0.10%

The Continental Small Company Series	0.10%

The Canadian Small Company Series	0.10%

The Emerging Markets Series	0.10%

The Emerging Markets Small Cap Series	0.20%

The DFA One-Year Fixed Income Series	0.05%

The DFA Two-Year Global Fixed Income Series	0.05%

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At October 31, 2008, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Company Series	$62
The Enhanced U.S. Large Company Series	4
The U.S. Large Cap Value Series	134
The U.S. Small Cap Value Series	112
The U.S. Small Cap Series	43
The U.S. Micro Cap Series	59
The DFA International Value Series	117
The Japanese Small Company Series	19
The Asia Pacific Small Company Series	14
The United Kingdom Small Company Series	14
The Continental Small Company Series	29
The Canadian Small Company Series	5
The Emerging Markets Series	44
The Emerging Markets Small Cap Series	17
The DFA One-Year Fixed Income Series	50
The DFA Two-Year Global Fixed Income Series	49

E.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The U.S. Large Company Series	—	—	$712,184	$245,176
The Enhanced U.S. Large Company Series	$103,147	$54,126	77,937	87,948
The U.S. Large Cap Value Series	—	—	2,227,129	1,690,939

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
The U.S. Small Cap Value Series	—	—	$2,404,320	$2,957,018
The U.S. Small Cap Series	—	—	785,077	1,246,407
The U.S. Micro Cap Series	—	—	876,260	1,252,839
The DFA International Value Series	—	—	1,266,540	1,523,257
The Japanese Small Company Series	—	—	130,404	143,170
The Asia Pacific Small Company Series	—	—	186,360	282,035
The United Kingdom Small Company Series	—	—	254,559	246,764
The Continental Small Company Series	—	—	359,725	350,354
The Canadian Small Company Series	—	—	385,418	73,101
The Emerging Markets Series	—	—	564,288	1,065,835
The Emerging Markets Small Cap Series	—	—	222,594	390,326
The DFA One-Year Fixed Income Series	$1,376,350	$206,075	368,562	159,474
The DFA Two-Year Global Fixed Income Series	943,936	—	526,783	390,100

F.  Federal Income Taxes:

It is the intention of The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series each to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income and capital gains to its shareholders.

The U.S. Large Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series are treated as partnerships for federal income tax purposes and therefore, no provision for federal income taxes is required. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed down" to their respective partners.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to in-kind transactions, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
The Enhanced U.S. Large Company Series	$14,673	$(1,589)	$(13,084)
The U.S. Large Cap Value Series	52,271	—	(52,271)
The U.S. Small Cap Value Series	416,268	(12,720)	(403,548)
The U.S. Small Cap Series	95,343	(8,349)	(86,994)
The U.S. Micro Cap Series	137,317	(9,684)	(127,633)
The DFA International Value Series	123,628	(20,126)	(103,502)
The DFA One-Year Fixed Income Series	8,941	(8,941)	—
The DFA Two-Year Global Fixed Income Series	66,118	11,108	(77,226)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007, and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
The Enhanced U.S. Large Company Series
2006	$4,468	$4,136	$8,604
2007	22,007	14,452	36,459
2008	31,658	4,162	35,820
The U.S. Large Cap Value Series
2006	141,704	186,026	327,730
2007	160,367	463,876	624,243
2008	168,022	—	168,022
The U.S. Small Cap Value Series
2006	142,640	678,973	821,613
2007	205,518	868,642	1,074,160
2008	113,153	1,391,671	1,504,824
The U.S. Small Cap Series
2006	71,422	153,072	224,494
2007	86,268	200,073	286,341
2008	47,794	290,788	338,582
The U.S. Micro Cap Series
2006	119,309	336,642	455,951
2007	127,405	375,219	502,624
2008	116,845	448,150	564,995
The DFA International Value Series
2006	213,585	115,307	328,892
2007	293,050	185,943	478,993
2008	336,790	613,845	950,635
The DFA One-Year Fixed Income Series
2006	90,843	—	90,843
2007	152,964	—	152,964
2008	106,601	—	106,601
The DFA Two-Year Global Fixed Income Series
2006	19,326	—	19,326
2007	79,311	—	79,311
2008	130,982	—	130,982

At October 31, 2008, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
The U.S. Large Cap Value Series	$66	—	$(542,039)	$(541,973)

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the following Series' had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,
	2012	2013	2014	2015	2016	Total
The U.S. Large Cap Value Series	—	—	—	$118,411	$423,628	$542,039

Some of the Series' investments are in securities considered to be "passive foreign investment companies" for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2008, the following Series' had cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the period December 1, 2007 to October 31, 2008, realized gains on the sale of passive foreign investment companies have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts listed below are in thousands.

	Mark to Market	Realized Gains
The Japanese Small Company Series	$801	$1,131
The Asia Pacific Small Company Series	108	188
The United Kingdom Small Company Series	4,045	3,276
The Continental Small Company Series	669	25
The Emerging Markets Series	108	—
The Emerging Markets Small Cap Series	199	—

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Company Series	$4,340,356	$574,021	$(932,067)	$(358,046)
The U.S. Large Cap Value Series	9,332,438	582,282	(2,463,275)	(1,880,993)
The Japanese Small Company Series	1,832,932	50,880	(495,254)	(444,374)
The Asia Pacific Small Company Series	841,797	34,402	(297,440)	(263,038)
The United Kingdom Small Company Series	862,577	40,352	(332,409)	(292,057)
The Continental Small Company Series	1,640,246	150,203	(451,038)	(300,835)
The Canadian Small Company Series	582,126	554	(286,458)	(285,904)
The Emerging Markets Series	1,346,314	480,062	(87,875)	392,187
The Emerging Markets Small Cap Series	886,204	52,560	(294,360)	(241,800)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

On October 22, 2008, The U.S. Micro Cap Series and The U.S. Small Cap Value Series and on October 25, 2008 The U.S. Small Cap Series, each a master fund in a RIC/RIC master feeder structure each with a RIC feeder ("the Portfolios"), having 100% investment in their respective master fund, have each made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, each master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owners, the respective portfolios (the RIC feeders), with the respective portfolios deemed the surviving entities. The final tax year end of the Master Funds was October 21, 2008 for The U.S. Micro Cap Series and The U.S. Small Cap Value Series and October 24, 2008 for The U.S. Small Cap Series. For Federal income tax purposes, pursuant to Code §337(a), each of the master funds recognizes no gain or loss and, pursuant to Code §332(a), each of the Portfolios recognizes no gain or loss, on the deemed liquidation. However, pursuant to IRC §332 (c), each of the aforementioned Portfolios, has recognized the master fund's deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income.

Pursuant to Code §§ 334(b)(1) and 1223, each of the Portfolios will maintain each respective master fund's holding period and tax basis in the assets deemed transferred to the respective Portfolio.

Each aforementioned master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date (amounts in thousands).

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
The U.S. Micro Cap Series	$(1,265,661)	$1,255,055	$59	$10,547
The U.S. Small Cap Value Series	(3,245,134)	3,217,140	113	27,881
The U.S. Small Cap Series	(1,198,194)	1,190,062	42	8,090

Each of the Portfolios impacted by the "Check the Box" election will also have permanent book/tax differences resulting from the transaction. Listed below are those permanent differences impacting each respective Portfolio. These permanent differences for each portfolio and their respective master fund include items, such as, the reversal of the portfolio's cumulative deferred wash sale losses relative to trades in the master fund and the transfer of the master fund's deferred wash sale losses to the portfolio, the recording of the master fund's and the reversal of the portfolio's unrealized appreciation/depreciation on investment securities, and the transfer of the master fund's cumulative deferred officers' compensation. For financial statement purposes, these adjustments did not result in any changes to each respective fund's net assets or net asset value per share (amounts in thousands).

	Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gain(Losses)
U.S. Micro Cap Portfolio	$(658,120)	$473,720	$(102)	$184,502
U.S. Small Cap Value Portfolio	(1,345,309)	1,000,380	(200)	345,129
U.S. Small Cap Portfolio	(409,380)	270,782	(77)	138,675

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

G.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Forward Currency Contracts: The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series may enter into forward foreign currency contracts only to hedge against adverse changes in the relationship of the U.S. dollar to foreign currencies. At October 31, 2008, The Enhanced U.S. Large Company Series and The DFA Two-Year Global Fixed Income Series had entered into the following contracts and the net unrealized foreign exchange gain/(Ioss) is reflected in the accompanying financial statements (amounts in thousands):

The Enhanced U.S. Large Company Series

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at Oct. 31, 2008	Unrealized Foreign Exchange Gain (Loss)
11/06/08	7,498	Australian Dollar	$4,669	$4,980	$(311)
11/14/08	701,504	Japanese Yen	7,007	7,125	(118)
			$11,676	$12,105	$(429)

The DFA Two-Year Global Fixed Income Series

Settlement Date	Currency Amount	Currency Sold	Contract Amount	Value at Oct. 31, 2008	Unrealized Foreign Exchange Gain (Loss)
11/06/08	10,114	Australian Dollar	$6,304	$6,717	$(413)
11/06/08	101,659	Swiss Franc	87,285	87,667	(382)
11/20/08	31,781,634	Japanese Yen	316,916	322,853	(5,937)
			$410,505	$417,237	$(6,732)

Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of foreign currency relative to the U.S. dollar.

3.  Foreign Markets Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Master Funds may be inhibited.

4.  Futures Contracts: During the period ended October 31, 2008, the Series entered into futures contracts in accordance with their investment objectives. Upon entering into a futures contract, the Series deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

At October 31, 2008, the following funds had the following outstanding futures contracts (dollar amounts in thousands):

Fund	Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
The U.S. Large Company Series	S&P 500 Index®	12/19/2008	155	$37,483	$2,377	$3,836
The Enhanced U.S. Large Company Series*	S&P 500 Index®	12/19/2008	810	195,878	(51,127)	—
The U.S. Large Cap Value Series	S&P 500 Index®	12/19/2008	235	56,829	29	5,816
The U.S. Small Cap Value Series	S&P 500 Index®	12/19/2008	215	51,992	26	5,321
The DFA International Value Series	S&P 500 Index®	12/19/2008	156	37,725	19	3,861
The Asia Pacific Small Company Series	S&P 500 Index®	12/19/2008	22	5,320	3	545
The United Kingdom Small Company Series	S&P 500 Index®	12/19/2008	12	2,902	1	297
The Continental Small Company Series	S&P 500 Index®	12/19/2008	79	19,104	9	1,955
The Emerging Markets Series	S&P 500 Index®	12/19/2008	266	64,325	32	6,584
The Emerging Markets Small Cap Series	S&P 500 Index®	12/19/2008	79	19,104	10	1,955

*  Some of Enhanced's securties have been segregated as collateral for the open futures contracts. See Schedule of Investments.

H.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Company Series	3.85%	$7,724	5	$4	$14,811
The U.S. Large Cap Value Series	4.03%	5,774	4	3	5,880
The U.S. Small Cap Value Series	4.54%	9,025	12	14	32,000
The U.S. Small Cap Series	4.74%	21,400	25	70	75,420
The U.S. Micro Cap Series	3.78%	4,070	20	9	12,307

There were no outstanding borrowings by the Series under this line of credit during the period December 1, 2007 to October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	3.68%	$8,004	31	$25	$27,822
The Japanese Small Company Series	3.08%	1,444	29	4	5,273
The Asia Pacific Small Company Series	3.61%	2,912	15	4	6,179
The United Kingdom Small Company Series	3.50%	681	10	1	4,103
The Continental Small Company Series	4.09%	971	11	1	3,466
The Canadian Small Company Series	3.72%	2,074	1	—	2,074
The Emerging Markets Series	3.52%	6,846	56	37	18,238
The Emerging Markets Small Cap Series	3.21%	2,143	39	7	5,337

At October 31, 2008, The Emerging Markets Series and The Emerging Markets Small Cap Series had loans outstanding in the amounts of $1,079 and $4,963, respectively.

I.  Securities Lending:

As of October 31, 2008, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K.  In-Kind Redemptions:

In accordance with guidelines described in the Series' prospectus, the fund may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital.

During the period December 1, 2007 to October 31, 2008, the following Series realized net gains (losses) of in-kind redemptions (amounts in thousands):

The U.S. Large Company Series	$24,362
The U.S. Large Cap Value Series	52,271
The U.S. Small Cap Value Series	40,823
The U.S. Small Cap Series	55,442
The DFA International Value Series	103,024
The Japanese Small Company Series	1,625
The Asia Pacific Small Company Series	4,018
The United Kingdom Small Company Series	6,873
The Continental Small Company Series	16,564
The Canadian Small Company Series	(2,616)

During the year ended November 30, 2007, The U.S. Large Company Series distributed securities in lieu of cash for shareholder redemptions. The value of the redemption was $1,099,445 (in thousands) which resulted in a realized gain of $529,199 (in thousands) to the Series.

L.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

M.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

On November 1, 2008, The Enhanced U.S. Large Company Series, a master fund in a RIC/RIC master feeder structure and The Enhanced U.S. Large Company Portfolio ("the Portfolio"), having 100% investment in its respective master fund, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation §301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a disregarded entity. As a result of this election for tax purposes, the master fund is deemed to have liquidated and distributed all of its assets and liabilities to its owner, the portfolio, with the portfolio deemed the surviving entity. The final tax year end of the Master Fund was October 31, 2008. For Federal income tax purposes, pursuant to Code §337(a), the Master Fund did not recognize any gain or loss and, pursuant to Code §332(a), the Portfolio did not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332 (c), the Portfolio has recognized the master fund's deemed dividend, which was distributed as part of the deemed liquidating distribution, as taxable income.

Pursuant to Code §§ 334(b(1) and 1223, the Portfolio will maintain the Master Fund's holding period and tax basis in the assets deemed transferred to the Portfolio.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(117,037,950)	$52,451,710	$(425,031)	$65,011,271

The Portfolio will also have permanent book/tax differences resulting from the "Check the Box" election. Listed below are those permanent differences impacting the Portfolio. These permanent differences include items, such as, the transfer of the master fund's capital loss carryover to the Portfolio, the reversal of the Portfolio's cumulative deferred wash sale losses relative to trades in the master fund and the transfer of the master fund's deferred wash sale losses to the Portfolio, the recording of the master fund's and the reversal of the Portfolio's unrealized appreciation/depreciation on investment securities, and the transfer of the master fund's cumulative deferred officers' compensation. For financial statement purposes, these adjustments did not result in any changes to the fund's net assets or net asset value per share.

Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$64,118,768	$59,581,296	$(429,063)	$(123,271,001)

For financial reporting purposes, this transaction had no impact on the net assets of the the fund.

On November 1, 2008, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series, each a master fund in a RIC/RIC master feeder structure with RIC feeders, underlying fund of fund investors (Two Year Global Fixed Income Series) and direct client investors, have each made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change their federal entity classifications from a corporation taxable as a regulated investment company to a partnership. As a result of this election, for tax purposes, the master funds are deemed to have distributed all of their assets and liabilities to their shareholders in liquidation of the master fund. Since each master fund has a shareholder owning 80% or more of the fund's shares, and also has shareholders owning less than 80%, each fund's respective transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332 for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to newly formed partnerships. The final tax year end of the Master Funds was October 31, 2008.

For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master's investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code§ 334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholders owning 80% or more of the master fund, pursuant to Internal Revenue Code § 332 (a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to IRC §§ 334(b)(1) and 1223, the 80% or greater shareholder's basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. However, any security distributed in satisfaction of the master's final dividend would have a basis equal to their fair market value and would be deemed acquired on the liquidation date.

Each master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
The DFA One-Year Fixed Income Series	$(27,616,090)	$11,473,625	$49,753	$16,092,712
The DFA Two-Year Global Fixed Income Series	21,245,521	(39,613,298)	(6,979,642)	25,347,419

Each Portfolio impacted by the "Check the Box" election also has permanent book/tax differences resulting from the transaction. Listed below are the permanent differences impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
DFA One-Year Fixed Income Portfolio	$23,017,604	$(17,665,726)	—	$(5,351,878)
DFA Two-Year Global Fixed Income Portfolio	58,589,854	(42,686,199)	$(6,443,265)	(9,460,390)
Global 60/40 Portfolio	—	(3,046,638)	—	3,046,638
Global 25/75 Portfolio	—	(1,370,411)	—	1,370,411

The Global 60/40 Portfolio and the Global 25/75 Portfolio, each representing a less than 80% owner of The DFA Two-Year Global Fixed Income Series, recognized $3,046,638 and $1,370,411 of net capital gain respectively for their tax year ended October 31, 2008, pursuant to IRC §331.

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments/
summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Company Series, The Enhanced U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Canadian Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The DFA One-Year Fixed Income Series and The DFA Two-Year Global Fixed Income Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, each Portfolio/Series is designating the following items with regard to distributions paid during the period.

DFA Investment Dimensions Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Return of Capital	Tax-Exempt Interest	Total Distributions
U.S. Large Company Portfolio	100%	—	—	—	—	100%
Enhanced U.S. Large Company Portfolio	46%	1%	53%	—	—	100%
U.S. Large Cap Value Portfolio	27%	—	73%	—	—	100%
U.S. Targeted Value Portfolio	39%	—	61%	—	—	100%
U.S. Small Cap Value Portfolio	9%	—	91%	—	—	100%
U.S. Core Equity 1 Portfolio	100%	—	—	—	—	100%
U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%
U.S. Vector Equity Portfolio	100%	—	—	—	—	100%
T.A. U.S. Core Equity 2 Portfolio	100%	—	—	—	—	100%
U. S Small Cap Portfolio	16%	1%	83%	—	—	100%
U.S. Micro Cap Portfolio	17%	2%	81%	—	—	100%
DFA Real Estate Securities Portfolio	15%	—	86%	—	—	100%
Large Cap International Portfolio	65%	—	35%	—	—	100%
International Core Equity Portfolio	76%	7%	17%	—	—	100%
T.A. World ex U.S. Core Equity Portfolio	100%	—	—	—	—	100%
International Small Company Portfolio	29%	8%	63%	—	—	100%
Japanese Small Company Portfolio	100%	—	—	—	—	100%
Asia Pacific Small Company Portfolio	100%	—	—	—	—	100%
United Kingdom Small Company Portfolio	43%	5%	51%	1%	—	100%
Continental Small Company Portfolio	36%	3%	60%	1%	—	100%
DFA International Real Estate Securities Portfolio	100%	—	—	—	—	100%
DFA Global Real Estate Securities Portfolio	—	—	—	—	—	100%
DFA International Small Cap Value Portfolio	30%	7%	63%	—	—	100%
International Vector Equity Portfolio	—	—	—	—	—	100%
Emerging Markets Portfolio	35%	—	65%	—	—	100%
Emerging Markets Small Cap Portfolio	22%	6%	72%	—	—	100%
Emerging Markets Core Equity Portfolio	85%	4%	11%	—	—	100%
DFA One-Year Fixed Income Portfolio	100%	—	—	—	—	100%
DFA Two-Year Global Fixed Income Portfolio	99%	—	1%	—	—	100%
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	—	100%	—	100%
DFA Five-Year Government Portfolio	100%	—	—	—	—	100%
DFA Five-Year Global Fixed Income Portfolio	95%	—	—	5%	—	100%
DFA Intermediate Government Fixed Income Portfolio	99%	—	1%	—	—	100%
DFA Inflation-Protected Securities Portfolio	100%	—	—	—	—	100%
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	100%	100%
Dimensional Investment Group Inc.
DFA International Value Portfolio	67%	—	—	33%	—	100%
The DFA Investment Trust Company
The U.S. Large Cap Value Series	100%	—	—	—	—	100%
The Enhanced U.S. Large Company Series	76%	12%	12%	—	—	100%
The DFA International Value Series	33%	2%	65%	—	—	100%
The DFA One-Year Fixed Income Series	100%	—	—	—	—	100%
The DFA Two-Year Global Fixed Income Series	100%	—	—	—	—	100%

DFA Investment Dimensions Group Inc.	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Qualifying Interest Income(5)	Qualifying Short- Term Capital Gain(6)
U.S. Large Company Portfolio	100%	18%	—	—	4%	—
Enhanced U.S. Large Company Portfolio	—	—	7%	—	19%	3%
U.S. Large Cap Value Portfolio	87%	87%	—	—	1%	—
U.S. Targeted Value Portfolio	93%	94%	—	—	1%	—
U.S. Small Cap Value Portfolio	65%	72%	—	—	1%	—
U.S. Core Equity 1 Portfolio	81%	78%	—	—	2%	—
U.S. Core Equity 2 Portfolio	83%	81%	—	—	1%	—
U.S. Vector Equity Portfolio	83%	79%	—	—	2%	—
T.A. U.S. Core Equity 2 Portfolio	62%	61%	—	—	5%	—
U. S Small Cap Portfolio	60%	50%	—	—	1%	5%
U.S. Micro Cap Portfolio	40%	90%	—	—	1%	10%
DFA Real Estate Securities Portfolio	—	—	—	—	1%	—
Large Cap International Portfolio	1%	61%	—	8%	1%	—
International Core Equity Portfolio	4%	66%	—	6%	1%	9%
T.A. World ex U.S. Core Equity Portfolio	16%	46%	—	10%	2%	—
International Small Company Portfolio	—	19%	—	5%	1%	21%
Japanese Small Company Portfolio	—	66%	—	—	1%	—
Asia Pacific Small Company Portfolio	1%	13%	—	—	19%	—
United Kingdom Small Company Portfolio	—	100%	—	—	1%	10%
Continental Small Company Portfolio	—	47%	—	9%	1%	7%
DFA International Real Estate Securities Portfolio	2%	25%	—	14%	1%	—
DFA Global Real Estate Securities Portfolio	—	—	—	—	—	—
DFA International Small Cap Value Portfolio	1%	62%	—	4%	1%	21%
International Vector Equity Portfolio	—	—	—	—	6%	—
Emerging Markets Portfolio	—	60%	—	13%	1%	1%
Emerging Markets Small Cap Portfolio	12%	62%	—	12%	1%	22%
Emerging Markets Core Equity Portfolio	1%	58%	—	13%	1%	4%
DFA One-Year Fixed Income Portfolio	—	—	—	—	100%	—
DFA Two-Year Global Fixed Income Portfolio	—	—	3%	—	48%	1%
DFA Selectively Hedged Global Fixed Income Portfolio	—	—	—	—	—	—
DFA Five-Year Government Portfolio	—	—	100%	—	100%	—
DFA Five-Year Global Fixed Income Portfolio	—	—	22%	—	63%	—
DFA Intermediate Government Fixed Income Portfolio	—	—	100%	—	100%	—
DFA Inflation-Protected Securities Portfolio	—	—	30%	—	100%	—
DFA Short-Term Municipal Bond Portfolio	—	—	—	—	—	—
DFA California Short-Term Municipal Bond Portfolio	—	—	—	—	100%	—
Dimensional Investment Group Inc.
DFA International Value Portfolio	—	61%	—	—	1%	—
The DFA Investment Trust Company
The U.S. Large Cap Value Series	85%	84%	—	—	1%	—
The Enhanced U.S. Large Company Series	—	—	6%	—	20%	26%
The DFA International Value Series	6%	58%	—	—	—	7%
The DFA One-Year Fixed Income Series	—	—	7%	—	100%	—
The DFA Two-Year Global Fixed Income Series	—	—	2%	—	48%	—

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary Income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were satisfied for DFA Five-Year Government Portfolio, DFA Intermediate Government Fixed Income Portfolio, and DFA Inflation-Protected Securities Portfolio to permit exemption of these amounts from state income for these funds.

(4)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

At Board meetings held on December 14, 2007 and March 20, 2008 (collectively, the "Meeting"), the Board considered the initial approval of the investment advisory agreement and sub-advisory agreements for DFA Global Real Estate Securities Portfolio (the "Real Estate Portfolio"). For the Real Estate Portfolio, Dimensional Fund Advisors Ltd. or DFA Australia Limited each serve as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor").

At the Meeting, the Board considered a variety of factors when considering the approval of the Advisory Agreements for the Real Estate Portfolio, including: (i) the nature, extent and quality of services that will be provided by the Advisor to the Real Estate Portfolio, including the resources of the Advisor to be dedicated to the Real Estate Portfolio; (ii) the performance of the Advisor; (iii) the fees and expenses that will be borne by the Real Estate Portfolio; (iv) the profitability realized by the Advisor from its relationship with the Real Estate Portfolio; (v) whether economies of scale will be realized by the Advisor with respect to the Real Estate Portfolio as it grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged for the benefit of investors; (vi) comparisons of the services to be rendered and the amounts to be paid under other advisory contracts; and (vii) any benefits to be derived by the Advisor from its relationship with the Real Estate Portfolio.

When considering the nature, extent and quality of the services that will be provided by the Advisor to the Real Estate Portfolio, and the resources of the Advisor dedicated to the Real Estate Portfolio, the Board reviewed the experience and expertise of the Advisor's investment professionals who will furnish management services to the Real Estate Portfolio. The Board also evaluated the Advisor's investment advisory capabilities and the portfolio management process described for the Real Estate Portfolio. The Board noted that the services that were proposed to be provided to the Real Estate Portfolio were consistent with the range of services currently provided to other investment portfolios managed by the Advisor. The Board concluded that the nature, extent and quality of services that the Advisor was proposing to provide to the Real Estate Portfolio appeared to be consistent with the Real Estate Portfolio's anticipated operational requirements.

The Board also considered the proposed fees and projected expenses for the Real Estate Portfolio, and compared the fees to be charged to the Real Estate Portfolio by the Advisor to the fees charged by the Advisor to other relevant investment portfolios managed by the Advisor, and to the fees charged other mutual funds managed by third parties in the Real Estate Portfolio's anticipated peer group for comparable services. The Board concluded, among other things, that the proposed advisory fee and anticipated total expenses of the Real Estate Portfolio appeared to compare favorably to expected peer mutual funds managed by others and to other investment portfolios managed by the Advisor, and that the proposed advisory fee for the Real Estate Portfolio was fair, both on an absolute basis and in comparison with other funds likely to be in the Real Estate Portfolio's peer group. The Board also concluded that, given that the Real Estate Portfolio's proposed advisory fee likely ranking among the lowest of its peer funds, economies of scale and the reflection of such economies of scale in the level of advisory fee charged were inapplicable to the Real Estate Portfolio at the present time.

The Board also noted that, as the Real Estate Portfolio had not yet commenced investment operations, there was no investment performance for either the Real Estate Portfolio or the Advisor in managing the Real Estate Portfolio for the Board to evaluate. Furthermore, the Board noted that the Advisor could not report any financial results from its relationship with the Real Estate Portfolio because the Real Estate Portfolio had not yet commenced investment operations, and thus, the Board could not evaluate profitability.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the approval of the Advisory Agreements for the Real Estate Portfolio was in the best interests of the Real Estate Portfolio and its shareholders.

At the Board meeting held on June 26, 2008 (the "June Meeting"), the Board considered the initial approval of the investment advisory agreement and sub-advisory agreements for International Vector Equity Portfolio (the "International Portfolio"). For the International Portfolio, Dimensional Fund Advisors Ltd. and DFA Australia Limited

each serves as a sub-advisor. (The investment advisory agreements and the sub-advisory agreements are referred to as the "Advisory Agreements," and the Advisor and sub-advisors are referred to as the "Advisor").

At the June Meeting, the Board considered a variety of factors when considering the approval of the Advisory Agreements for the International Portfolio, including: (i) the nature, extent and quality of services that will be provided by the Advisor to the International Portfolio, including the resources of the Advisor to be dedicated to the International Portfolio; (ii) the performance of the Advisor; (iii) the fees and expenses that will be borne by the International Portfolio; (iv) the profitability realized by the Advisor from its relationship with the International Portfolio; (v) whether economies of scale will be realized by the Advisor with respect to the International Portfolio as it grows larger, and the extent to which the economies of scale are reflected in the level of the advisory fees charged for the benefit of investors; (vi) comparisons of the services to be rendered and the amounts to be paid under other advisory contracts; and (vii) any benefits to be derived by the Advisor from its relationship with the International Portfolio.

When considering the nature, extent and quality of the services that will be provided by the Advisor to the International Portfolio, and the resources of the Advisor dedicated to the International Portfolio, the Board reviewed the experience and expertise of the Advisor's investment professionals who will furnish management services to the International Portfolio. The Board also evaluated the Advisor's investment advisory capabilities and the portfolio management process described for the International Portfolio. The Board noted that the services that were proposed to be provided to the International Portfolio were consistent with the range of services currently provided to other investment portfolios managed by the Advisor. The Board concluded that the nature, extent and quality of services that the Advisor was proposing to provide to the International Portfolio appeared to be consistent with the International Portfolio's anticipated operational requirements.

The Board also considered the proposed fees and projected expenses for the International Portfolio, and compared the fees to be charged to the International Portfolio by the Advisor to the fees charged by the Advisor to other relevant investment portfolios managed by the Advisor, and to the fees charged other mutual funds managed by third parties in the International Portfolio's anticipated peer group for comparable services. The Board concluded, among other things, that the proposed advisory fee and anticipated total expenses of the International Portfolio appeared to compare favorably to expected peer mutual funds managed by others and to other investment portfolios managed by the Advisor, and that the proposed advisory fee for the International Portfolio was fair, both on an absolute basis and in comparison with other funds likely to be in the International Portfolio's peer group. The Board also concluded that, given that the International Portfolio's proposed advisory fee likely ranking among the lowest of its peer funds, economies of scale and the reflection of such economies of scale in the level of advisory fee charged were inapplicable to the International Portfolio at the present time.

The Board also noted that, as the International Portfolio had not yet commenced investment operations, there was no investment performance for either the International Portfolio or the Advisor in managing the International Portfolio for the Board to evaluate. Furthermore, the Board noted that the Advisor could not report any financial results from its relationship with the International Portfolio because the International Portfolio had not yet commenced investment operations, and thus, the Board could not evaluate profitability.

After full consideration of the factors discussed above, with no single factor identified as being of paramount importance, the Board, including the Independent Board Members, with the assistance of independent counsel, concluded that the approval of the Advisory Agreements for the International Portfolio was in the best interests of the International Portfolio and its shareholders.

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DFA103108-001A

DIMENSIONAL INVESTMENT GROUP INC.

LWAS/DFA U.S. High Book to Market Portfolio

LWAS/DFA Two-Year Fixed Income Portfolio

LWAS/DFA Two-Year Government Portfolio

DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA International High Book
to Market Portfolio

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

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ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

DFA INVESTMENT DIMENSIONS GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statements of Assets and Liabilities/Schedules of Investments/Summary Schedules of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have generally been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of October 31, 2008.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHARTS

LWAS/DFA U.S. High Book-to-Market Portfolio vs. Russell 1000 Value Index

October 31, 1998-October 31, 2008

Growth of $10,000
LWAS/DFA U.S. High Book-to-Market Portfolio
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$14,292
$13,162

Average Annual Total Return	One Year	Five Years	Ten Years
	-40.23%	1.09%	3.64%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LWAS/DFA Two-Year Fixed Income Portfolio vs. Merrill Lynch US Government/Corporate Index 1-3 Years
October 31, 1998-October 31, 2008

Growth of $10,000

LWAS/DFA Two-Year Fixed Income Portfolio
Merrill Lynch US Government/Corporate Index 1-3 Years
$20,000
$10,000
$0
$15,555
$14,656
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	2.77%	2.88%	3.90%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

LWAS/DFA Two-Year Government Portfolio vs. Merrill Lynch US Government Bond Index 1-3 Years
October 31, 1998-October 31, 2008

Growth of $10,000
LWAS/DFA Two-Year Government Portfolio
Merrill Lynch US Government Bond Index 1-3 Years
$20,000
$10,000
$0
$15,662
$14,721
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	Five Years	Ten Years
	2.44%	2.80%	3.94%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

U.S. Equity Market Review  11 Months Ended October 31, 2008

U.S. equity markets experienced high levels of volatility during the 11-month fiscal year ended October 31, 2008. The behavior of equity markets has been driven in large part by the contraction of lending in credit markets. In addition to heightened volatility, the cross-sectional dispersion of stock returns in equity markets has increased relative to previous levels, and returns even within each asset class have differed greatly. Dimensional Fund Advisors believes that a security's risk characteristics determine its expected return. Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization, and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 11 months ended October 31, 2008, small company stocks slightly outperformed large companies, and mid cap companies underperformed both small and large cap companies. The performance of the Russell Microcap Index® was –33.59%, the Russell 2000 Index® was –29.07%, CRSP 6-10 Index was –32.90%, and MSCI USA Small Cap 1750 Index was –32.21%. Large cap value stocks, as measured by the Russell 1000 Value Index®, slightly outperformed large cap growth stocks, as measured by the Russell 1000 Growth Index®. The value premium was larger among small cap stocks.

Total Return for 11 Months Ended October 31, 2008

Russell 2000 Index® (small cap companies)	–29.07%
Russell Midcap Index® (mid cap companies)	–37.70%
Russell 1000 Index® (large cap companies)	–33.99%
Russell 3000 Value Index®	–32.90%
Russell 3000 Growth Index®	–34.45%

When the large, mid, and small cap market segments are further divided by value and growth characteristics, the distinction in performance within sectors was equally significant.

Total Return for 11 Months Ended October 31, 2008

Russell 1000 Value Index® (large cap value companies)	–33.55%
Russell 1000 Growth Index® (large cap growth companies)	–34.54%
Russell Midcap Value Index® (mid cap value companies)	–35.42%
Russell Midcap Growth Index® (mid cap growth companies)	–40.01%
Russell 2500 Value Index® (small/mid cap value companies)	–29.10%
Russell 2500 Growth Index® (small/mid cap growth companies)	–37.30%
Russell 2000 Value Index® (small cap value companies)	–24.91%
Russell 2000 Growth Index® (small cap growth companies)	–33.26%

Source: Russell data copyright © Russell Investment Group 1995-2008, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 11 months ended October 31, 2008 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

3

Master-Feeder Structure

Certain portfolios described below, called "Feeder Funds," do not buy individual securities directly; instead, these portfolios invest in corresponding funds called "Master Funds." Master Funds, in turn, purchase stocks, bonds, and/or other securities.

Domestic Equity Portfolios Performance Overview

LWAS/DFA U.S. High Book to Market Portfolio

The LWAS/DFA U.S. High Book to Market Portfolio seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 210 stocks as of October 31, 2008, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, large company stocks generally underperformed small company stocks, and value stocks generally outperformed growth stocks. Total returns were –33.31% for the S&P 500 Index®, –33.55% for the Russell 1000 Value Index® and –36.69% for the Master Fund's Portfolio. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to the Master Fund's lower exposure to stocks with neutral or growth price characteristics as measured by book-to-market "BtM" ratio, and due to weighting and composition differences between consumer discretionary and consumer staples stocks held by the Master Fund and those held by the Index. More growth-oriented stocks in the middle BtM quartiles, which represented approximately 11% of the Master Fund compared to approximately 47% of the Index, outperformed value stocks in the highest BtM quartile by more than 15 percentage points. Stocks held by the Master Fund in the consumer discretionary sector, which represented approximately 16% of the Master Fund compared to approximately 8% of the Russell 1000 Value Index®, underperformed the Index by about 13 percentage points. Stocks held by the Master Fund in the consumer staples sector, which represented approximately 5% of the Master Fund compared to 9% of the Index, underperformed similar stocks held by the Index by approximately 20 percentage points.

Fixed Income Market Review  11 Months Ended October 31, 2008

U.S. and international credit markets experienced extreme levels of volatility in the fiscal year ended October 31, 2008, as defaults in the subprime and related mortgage markets and the subsequent bankruptcy of leading underwriter Lehman Brothers caused credit spreads to widen sharply. Risk aversion caused a severe tightening of credit across all maturities and quality ranges both in the U.S. and international fixed income markets and a spike in interbank lending rates. To encourage lending, the U.S. Federal Reserve lowered the target rate for federal funds from 4.50% on November 30, 2007 to 1.00% by October 31, 2008 and pumped billions of dollars of liquidity into the financial system through various loan programs and capital injections into banks. Central banks around the world took similar actions to loosen credit markets. The three-month London Interbank Offered Rate ("LIBOR"), a widely used benchmark of short-term interest rates, spiked sharply higher late in the period but fell 210 basis points during the 11 months ended October 31, 2008, while the yield on ten-year U.S. Treasury notes rose just 1 basis point. The yield curve, V-shaped to start the year, ended the year with an upward slope as yields on short-term instruments fell below those with longer maturities.

	11/30/07	10/31/08	Change
Three-Month LIBOR (yield)	5.13%	3.03%	–41.02%
Ten-Year U.S. Treasury Notes (yield)	3.94%	3.95%	0.30%

Source: Bloomberg. "Change" values are calculated prior to rounding.

4

There is generally an inverse relationship between interest rates and bond prices, such that bond prices fall when interest rates rise. For the fiscal year under review, changes in interest rates and bond prices were more pronounced in some parts of the yield curve than others. As a result of an extreme flight to higher-quality debt in the aftermath of the bank and mortgage crisis, total return for fixed income strategies was primarily a function of credit quality. For the 11 months ended October 31, 2008, total returns were 2.24% for three-month U.S. Treasury bills, 7.25% for five-year U.S. Treasury notes, and 5.02% for thirty-year U.S. Treasury bonds.

Some of the Advisor's fixed income strategies are based on a shifting-maturity strategy that identifies the maturity range with the highest risk-adjusted expected return. When the yield curve is flat or inverted, short-term securities are believed to offer the most attractive opportunity on a risk-adjusted basis. When the yield curve is upwardly sloped, maturities are lengthened to achieve higher returns associated with longer maturities. During the period under review, weighted average maturities of most Portfolios lengthened, reflecting upwardly sloped yield curves in the U.S.

LWAS/DFA Two-Year Fixed Income Portfolio

The LWAS/DFA Two-Year Fixed Income Portfolio seeks to maximize risk-adjusted total returns from a universe of high-quality fixed income securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented. Average maturity of the Portfolio increased from 0.07 years on November 30, 2007, to 0.89 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 2.46% for the Portfolio and 2.48% for the Merrill Lynch U.S. Corporate and Government Index 1-3 Years. Relative to the Index, the underperformance of the Portfolio was primarily due to to differences in expenses between the Portfolio and the Index. Results for the Index are not diminished by management and administrative expenses associated with running a live portfolio.

LWAS/DFA Two-Year Government Portfolio

The LWAS/DFA Two-Year Government Portfolio seeks to maximize risk-adjusted total returns from a universe of U.S. government securities maturing in two years or less. The investment strategy shifts maturities based on changes in the yield curve. Using current prices, the strategy creates a matrix of expected returns from different buy and sell strategies, and identifies the maturity range for the highest risk-adjusted expected returns. Maturities are shifted if premiums can be documented. Average maturity of the Portfolio increased from 0.04 years on November 30, 2007, to 1.42 years on October 31, 2008.

For the 11 months ended October 31, 2008, total returns were 2.13% for the Portfolio and 4.67% for the Merrill Lynch U.S. Treasury/Agency Index 1-3 Years. Relative to the Index, Portfolio underperformance was primarily due to maturity differences in the first half of the fiscal year. At the beginning of the period, the Portfolio had a much shorter duration than the Index, as the yield curve remained inverted. The Portfolio duration was significantly extended in May, when interest rates rose sharply, which hurt performance.

5

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLES

LWAS/DFA U.S. High Book to Market Portfolio**	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$647.50	0.33%	$1.37
Hypothetical 5% Annual Return	$1,000.00	$1,023.48	0.33%	$1.68
LWAS/DFA Two-Year Fixed Income Portfolio
Actual Fund Return	$1,000.00	$1,010.20	0.31%	$1.57
Hypothetical 5% Annual Return	$1,000.00	$1,023.58	0.31%	$1.58
LWAS/DFA Two-Year Government Portfolio
Actual Fund Return	$1,000.00	$1,008.50	0.30%	$1.51
Hypothetical 5% Annual Return	$1,000.00	$1,023.63	0.30%	$1.53

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

**  The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following tables, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, are provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

FEEDER FUND

Affiliated Investment Company
LWAS/DFA U.S. High Book to Market Portfolio	100.0%

FIXED INCOME PORTFOLIOS

	Corporate	Government	Foreign Corporate	Foreign Government	Total
LWAS/DFA Two-Year Fixed Income Portfolio	26.7%	43.7%	29.6%	—	100.0%
LWAS/DFA Two-Year Government Portfolio	—	100.0%	—	—	100.0%

7

LWAS/DFA TWO-YEAR FIXED INCOME PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (43.2%)
Federal Farm Credit Bank 2.750%, 05/04/10	$900	$893,064
Federal Home Loan Bank 2.375%, 04/30/10	1,400	1,381,730
4.875%, 05/14/10	2,500	2,559,075
2.750%, 06/18/10	4,400	4,363,810
3.500%, 07/16/10	2,500	2,509,290
3.375%, 08/13/10	4,900	4,908,697
Federal Home Loan Mortgage Corporation 2.875%, 04/30/10	4,800	4,776,115
2.375%, 05/28/10	4,000	3,956,600
2.875%, 06/28/10	3,000	2,990,445
Federal National Mortgage Association 4.125%, 05/15/10	2,300	2,329,794
2.375%, 05/20/10	2,500	2,470,643
7.125%, 06/15/10	2,800	2,974,367
TOTAL AGENCY OBLIGATIONS		36,113,630
BONDS — (24.7%)
American Express Centurion Floating Rate Note (r) 5.561%, 06/12/09	2,100	2,047,221
Bank of New York Mellon Corp. Floating Rate Note (r) 3.495%, 02/05/10	2,400	2,352,958
BP Capital Markets P.L.C. 4.875%, 03/15/10	1,000	996,751
Citigroup Funding, Inc. Floating Rate Note (r) 5.449%, 10/22/09	2,200	2,135,740
CME Group, Inc. Floating Rate Note (r) 3.300%, 08/06/10	600	599,487
General Electric Capital Corp. 7.375%, 01/19/10	2,100	2,127,397
JPMorgan Chase & Co. Floating Rate Note (r) 5.255%, 11/19/09	2,400	2,395,982
Paccar Financial Corp. Floating Rate Note (r) 4.966%, 09/21/09	1,450	1,447,149
Wachovia Corp. Floating Rate Note (r) 5.465%, 11/24/09	2,000	1,943,018
Wal-Mart Stores, Inc. 6.875%, 08/10/09	2,400	2,474,362
Wells Fargo & Co. Floating Rate Note (r) 5.091%, 09/15/09	2,200	2,155,001
TOTAL BONDS		20,675,066

	Face Amount	Value†
	(000)
CERTIFICATES OF DEPOSIT INTEREST BEARING — (11.6%)
ABN-AMRO Bank NV 3.035%, 02/13/09	$2,500	$2,495,750
Barclays Bank P.L.C. 3.430%, 07/10/09	2,400	2,394,926
BNP Paribas Finance, Inc. 3.130%, 08/06/09	1,400	1,393,690
3.190%, 08/14/09	1,100	1,095,438
Royal Bank of Scotland P.L.C. 3.110%, 01/23/09	2,300	2,297,544
TOTAL CERTIFICATES OF DEPOSIT INTEREST BEARING		9,677,348
COMMERCIAL PAPER — (19.3%)
Abbey National North America 2.990%, 02/20/09	2,200	2,177,078
AstraZeneca P.L.C. 2.670%, 11/12/08	1,200	1,199,532
Bank of America Corp. 2.980%, 03/09/09	2,400	2,371,018
Bank of Scotland P.L.C. 3.045%, 01/12/09	2,500	2,484,067
Danske Corp. 3.750%, 12/16/08	2,000	1,993,021
Nordea North America, Inc. 3.000%, 05/11/09	1,300	1,278,021
Societe Generale North America 3.100%, 05/01/09	2,200	2,164,742
UBS Finance Delaware LLC 3.100%, 02/11/09	2,500	2,476,217
TOTAL COMMERCIAL PAPER		16,143,696
TEMPORARY CASH INVESTMENTS — (1.2%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $1,105,000 FHLMC 4.50%, 05/01/23, valued at $1,051,131) to be repurchased at $1,031,081	1,031	1,031,000
TOTAL INVESTMENTS — (100.0%) (Cost $84,063,035)		$83,640,740

See accompanying Notes to Financial Statements.
8

LWAS/DFA TWO-YEAR GOVERNMENT PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Face Amount	Value†
	(000)
AGENCY OBLIGATIONS — (99.4%)
Federal Farm Credit Bank 2.750%, 05/04/10	$29,300	$29,074,185
4.750%, 05/07/10	5,000	5,107,520
Federal Home Loan Bank 2.750%, 03/12/10	50,000	49,677,050
2.375%, 04/30/10	18,300	18,061,185
4.800%, 05/14/10	11,000	11,259,930
3.000%, 06/11/10	800	797,173
4.250%, 06/11/10	2,000	2,030,182
2.750%, 06/18/10	8,600	8,529,265
3.500%, 07/16/10	1,900	1,907,060
3.375%, 08/13/10	1,200	1,202,130
3.375%, 09/10/10	500	500,928
Federal Home Loan Bank Discount Note 3.212%, 01/05/09	4,100	4,092,395
TOTAL AGENCY OBLIGATIONS		132,239,003
TEMPORARY CASH INVESTMENTS — (0.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $1,020,000 FNMA 5.50%, 02/25/36, valued at $754,224) to be repurchased at $742,058	742	742,000
TOTAL INVESTMENTS — (100.0%) (Cost $133,507,918)		$132,981,003

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (5,050,480 Shares) at Value†	$68,485
Receivables:
Affiliated Investment Company Shares Sold	34
Fund Shares Sold	2
Prepaid Expenses and Other Assets	5
Total Assets	68,526
LIABILITIES:
Payables:
Fund Shares Redeemed	36
Due to Advisor	1
Accrued Expenses and Other Liabilities	27
Total Liabilities	64
NET ASSETS	$68,462
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	7,571,162
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.04
Investment in Affiliated Investment Company at Cost	$66,090
NET ASSETS CONSIST OF:
Paid-In Capital	$78,769
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	366
Accumulated Net Realized Gain (Loss)	(13,068)
Net Unrealized Appreciation (Depreciation)	2,395
NET ASSETS	$68,462
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

	LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
ASSETS:
Investments at Value	$82,610	$132,239
Temporary Cash Investments at Value & Cost	1,031	742
Receivables:
Interest	667	1,119
Fund Shares Sold	—	24
Prepaid Expenses and Other Assets	5	5
Total Assets	84,313	134,129
LIABILITIES:
Payables:
Fund Shares Redeemed	217	298
Due to Advisor	11	17
Accrued Expenses and Other Liabilities	20	29
Total Liabilities	248	344
NET ASSETS	$84,065	$133,785
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	8,545,184	13,655,655
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$9.84	$9.80
Investments at Cost	$83,032	$132,766
NET ASSETS CONSIST OF:
Paid-In Capital	$85,212	$134,553
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	418	598
Accumulated Net Realized Gain (Loss)	(1,143)	(839)
Net Unrealized Appreciation (Depreciation)	(422)	(527)
NET ASSETS	$84,065	$133,785
(1) NUMBER OF SHARES AUTHORIZED	200,000,000	200,000,000

See accompanying Notes to Financial Statements.
11

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio		LWAS/DFA Two-Year Fixed Income Portfolio		LWAS/DFA Two-Year Government Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$1,834	$1,814	—	—	—	—
Interest	—	—	$2,826	$4,824	$3,428	$4,319
Total Investment Income	1,834	1,814	2,826	4,824	3,428	4,319
Expenses
Investment Advisory Services Fees	—	—	127	138	172	130
Administrative Services Fees	10	13	—	—	—	—
Accounting & Transfer Agent Fees	13	14	28	31	31	30
Shareholder Servicing Fees	142	194	68	73	92	70
Filing Fees	15	17	15	17	18	18
Shareholders' Reports	13	17	11	12	14	10
Custodian Fees	—	—	4	5	2	3
Professional Fees	6	5	3	2	5	2
Other	4	3	3	3	5	3
Total Expenses	203	263	259	281	339	266
Net Investment Income (Loss)	1,631	1,551	2,567	4,543	3,089	4,053
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	—	6,681	—	—	—	—
Net Realized Gain (Loss) on Investment Securities Sold/Affiliated Investment Company Shares Sold	(2,340)	136	(14)	(2)	(22)	(1)
Change in Unrealized Appreciation (Depreciation) of Investment Securities/Affiliated Investment Company Shares	(40,590)	(8,837)	(360)	(24)	(560)	97
Net Realized and Unrealized Gain (Loss)	(42,930)	(2,020)	(374)	(26)	(582)	96
Net Increase (Decrease) in Net Assets Resulting from Operations	$(41,299)	$(469)	$2,193	$4,517	$2,507	$4,149

See accompanying Notes to Financial Statements.
12

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	LWAS/DFA U.S. High Book to Market Portfolio			LWAS/DFA Two-Year Fixed Income Portfolio			LWAS/DFA Two-Year Government Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$1,631	$1,551	$1,779	$2,567	$4,543	$2,959	$3,089	$4,053	$2,534
Capital Gain Distributions Received from Affiliated Investment Company	—	6,681	3,546	—	—	—	—	—	—
Net Realized Gain (Loss) on Investment Securities Sold/Affiliated Investment Company Shares Sold	(2,340)	136	407	(14)	(2)	(203)	(22)	(1)	(59)
Change in Unrealized Appreciation (Depreciation) of Investment Securities/Affiliated Investment Company Shares	(40,590)	(8,837)	13,488	(360)	(24)	901	(560)	97	715
Net Increase (Decrease) in Net Assets Resulting from Operations	(41,299)	(469)	19,220	2,193	4,517	3,657	2,507	4,149	3,190
Distributions From:
Net Investment Income	(1,652)	(1,533)	(1,658)	(3,304)	(4,369)	(2,600)	(3,616)	(3,767)	(2,246)
Net Short-Term Gains	(16)	(506)	(251)	—	—	—	—	—	—
Net Long-Term Gains	(6,421)	(3,294)	(81)	—	—	—	—	—	—
Total Distributions	(8,089)	(5,333)	(1,990)	(3,304)	(4,369)	(2,600)	(3,616)	(3,767)	(2,246)
Capital Share Transactions (1):
Shares Issued	12,180	11,690	17,138	9,071	18,206	13,580	51,236	50,978	16,187
Shares Issued in Lieu of Cash Distributions	6,808	4,529	1,683	2,785	3,631	2,178	2,696	3,311	2,051
Shares Redeemed	(20,971)	(15,567)	(14,379)	(23,122)	(11,625)	(10,932)	(29,376)	(17,281)	(14,942)
Net Increase (Decrease) from Capital Share Transactions	(1,983)	652	4,442	(11,266)	10,212	4,826	24,556	37,008	3,296
Total Increase (Decrease) in Net Assets	(51,371)	(5,150)	21,672	(12,377)	10,360	5,883	23,447	37,390	4,240
Net Assets
Beginning of Period	119,833	124,983	103,311	96,442	86,082	80,199	110,338	72,948	68,708
End of Period	$68,462	$119,833	$124,983	$84,065	$96,442	$86,082	$133,785	$110,338	$72,948
(1) Shares Issued and Redeemed:
Shares Issued	1,117	714	1,171	920	1,837	1,382	5,221	5,179	1,662
Shares Issued in Lieu of Cash Distributions	487	285	119	283	369	223	276	339	211
Shares Redeemed	(1,841)	(955)	(956)	(2,346)	(1,175)	(1,113)	(2,993)	(1,758)	(1,530)
	(237)	44	334	(1,143)	1,031	492	2,504	3,760	343
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$366	$395	$442	$418	$1,155	$981	$598	$1,125	$839

See accompanying Notes to Financial Statements.
13

  DIMENSIONAL INVESTMENT GROUP INC.

  LWAS/DFA U.S. HIGH BOOK TO MARKET PORTFOLIO

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$15.35	$16.10	$13.91	$12.28	$10.23	$8.74
Income from Investment Operations
Net Investment Income (Loss)	0.21	(A)	0.20	(A)	0.23	(A)	0.19	0.10	0.13
Net Gains (Losses) (Realized and Unrealized)	(5.48)	(0.26)	2.23	1.57	2.08	1.59
Total from Investment Operations	(5.27)	(0.06)	2.46	1.76	2.18	1.72
Less Distributions
Net Investment Income	(0.21)	(0.20)	(0.22)	(0.13)	(0.13)	(0.12)
Net Realized Gains	(0.83)	(0.49)	(0.05)	—	—	(0.11)
Total Distributions	(1.04)	(0.69)	(0.27)	(0.13)	(0.13)	(0.23)
Net Assets Value, End of Period	$9.04	$15.35	$16.10	$13.91	$12.28	$10.23
Total Return	(36.69	)%(C)	(0.51)%	17.90%	14.44%	21.45%	20.18%
Net Assets, End of Period (thousands)	$68,462	$119,833	$124,983	$103,311	$92,494	$76,487
Ratio of Expenses to Average Net Assets (D)	0.33	%(B)	0.32%	0.32%	0.34%	0.35%	0.36%
Ratio of Net Investment Income to Average Net Assets	1.72	%(B)	1.20%	1.54%	1.43%	0.87%	1.39%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
14

  DIMENSIONAL INVESTMENT GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

LWAS/DFA Two-Year Fixed Income Portfolio	LWAS/DFA Two-Year Government Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$9.95	$9.94	$9.82	$9.90	$10.17	$10.40	$9.89	$9.87	$9.75	$9.83	$10.13	$10.46
Income from Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.49	(A)	0.35	(A)	0.27	0.16	0.23	0.24	(A)	0.46	(A)	0.34	(A)	0.26	0.17	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(0.04)	—	0.08	(0.11)	(0.08)	(0.01)	(0.03)	0.01	0.08	(0.10)	(0.06)	0.06
Total from Investment Operations	0.24	0.49	0.43	0.16	0.08	0.22	0.21	0.47	0.42	0.16	0.11	0.22
Less Distributions
Net Investment Income	(0.35)	(0.48)	(0.31)	(0.24)	(0.14)	(0.22)	(0.30)	(0.45)	(0.30)	(0.24)	(0.15)	(0.20)
Net Realized Gains	—	—	—	—	(0.21)	(0.23)	—	—	—	—	(0.26)	(0.35)
Total Distributions	(0.35)	(0.48)	(0.31)	(0.24)	(0.35)	(0.45)	(0.30)	(0.45)	(0.30)	(0.24)	(0.41)	(0.55)
Net Asset Value, End of Period	$9.84	$9.95	$9.94	$9.82	$9.90	$10.17	$9.80	$9.89	$9.87	$9.75	$9.83	$10.13
Total Return	2.46	%(C)	5.03%	4.47%	1.65%	0.85%	2.15%	2.13	%(C)	4.85%	4.42%	1.67%	1.10%	2.11%
Net Assets, End of Period (thousands)	$84,065	$96,442	$86,082	$80,199	$80,584	$73,101	$133,785	$110,338	$72,948	$68,708	$69,853	$85,140
Ratio of Expenses to Average Net Assets	0.31	%(B)	0.31%	0.31%	0.36%	0.38%	0.37%	0.30	%(B)	0.31%	0.32%	0.37%	0.36%	0.35%
Ratio of Net Investment Income to Average Net Assets	3.04	%(B)	4.94%	3.57%	2.72%	1.65%	1.72%	2.69	%(B)	4.66%	3.45%	2.67%	1.63%	1.57%
Portfolio Turnover Rate	20	%(C)	22%	15%	48%	152%	171%	7	%(C)	0%	29%	44%	142%	216%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
15

  DIMENSIONAL INVESTMENT GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which three (the "Portfolios") are presented in this report.

The LWAS/DFA U.S. High Book to Market Portfolio ("Feeder Fund") primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding Series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 1% of the outstanding shares of the Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Feeder Fund.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolios from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of The U.S. Large Cap Value Series held by the LWAS/DFA U.S. High Book to Market Portfolio are valued at its daily net asset value. Securities held by the LWAS/DFA Two-Year Fixed Income Portfolio and the LWAS/DFA Two-Year Government Portfolio are valued on the basis of prices provided by one or more pricing services or other reasonably reliable sources including broker/dealers that typically handle the purchase and sale of such securities. Securities which are traded over-the counter and on a stock exchange generally will be valued according to the broadest and most representative market, and it is expected that for bonds and other fixed income securities, this ordinarily will be the over-the-counter market. Securities for which quotations are not readily available, (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Portfolios may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolios' own assumptions in determining the fair value of investments)

16

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolios' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
LWAS/DFA U.S. High Book to Market Portfolio	$68,485	—	—	$68,485
LWAS/DFA Two-Year Fixed Income Portfolio	—	$83,641	—	83,641
LWAS/DFA Two-Year Government Portfolio	—	132,981	—	132,981

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two- Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities/affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Discount and premium on debt securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Portfolios are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to one of the Portfolios, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to two of the Portfolios. For the period December 1, 2007 to October 31, 2008, the Portfolios' administrative services fees or investment advisory services fees were accrued daily and paid monthly to the Advisor based on the following effective annual rates of average daily net assets:

	Administrative Services Fees	Advisory Services Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.01%	—
LWAS/DFA Two-Year Fixed Income Portfolio	—	0.15%
LWAS/DFA Two-Year Government Portfolio	—	0.15%

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolios pay fees to LWIF at the following effective annual rates of their average daily net assets:

Shareholder Servicing Fees
LWAS/DFA U.S. High Book to Market Portfolio	0.15%
LWAS/DFA Two-Year Fixed Income Portfolio	0.08%
LWAS/DFA Two-Year Government Portfolio	0.08%

17

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by each of the Portfolios are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At October 31, 2008, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

LWAS/DFA U.S. High Book to Market Portfolio	$2
LWAS/DFA Two-Year Fixed Income Portfolio	1
LWAS/DFA Two-Year Government Portfolio	2

E.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Portfolios made the following purchases and sales of investment securities, other than short-term securities (amounts in thousands):

	U.S. Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
LWAS/DFA Two-Year Fixed Income Portfolio	$39,651	$3,465	$13,608	$3,596
LWAS/DFA Two-Year Government Portfolio	133,235	4,480	—	—

F.  Federal Income Taxes:

Each Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to the recharacterizations of distributions from realized gains (losses) to undistributed net investment income were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
LWAS/DFA U.S. High Book to Market Portfolio	$(8)	$8

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
LWAS/DFA U.S. High Book to Market Portfolio 2006	$2,002	$217	$2,219
2007	2,104	3,541	5,645
2008	1,668	6,420	8,088

18

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
LWAS/DFA Two-Year Fixed Income Portfolio 2006	$2,600	—	$2,600
2007	4,369	—	4,369
2008	3,304	—	3,304
LWAS/DFA Two-Year Government Portfolio 2006	2,246	—	2,246
2007	3,767	—	3,767
2008	3,616	—	3,616

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
LWAS/DFA U.S. High Book to Market Portfolio	$368	—	$(1,337)	$(969)
LWAS/DFA Two-Year Fixed Income Portfolio	419	—	(1,143)	(724)
LWAS/DFA Two-Year Government Portfolio	600	—	(833)	(233)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the following Portfolios had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates (amounts in thousands):

	Expires on October 31,
	2012	2013	2014	2015	2016	Total
LWAS/DFA U.S. High Book to Market Portfolio	—	—	—	—	$1,337	$1,337
LWAS/DFA Two-Year Fixed Income Portfolio	$454	$470	$202	$3	14	1,143
LWAS/DFA Two-Year Government Portfolio	393	364	53	1	22	833

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
LWAS/DFA U.S. High Book to Market Portfolio	$77,820	$2,395	$(11,731)	$(9,336)
LWAS/DFA Two-Year Fixed Income Portfolio	84,063	51	(418)	(367)
LWAS/DFA Two-Year Government Portfolio	133,514	53	(586)	(533)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolios' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolios' financial statements.

19

G.  Financial Instruments:

In accordance with the Portfolios' investment objectives and policies, the Portfolios may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the Financial Statements and concentrations of credit and market risk. The instruments and its significant corresponding risks are described below:

Repurchase Agreements: The LWAS/DFA Two-Year Fixed Income Portfolio and the LWAS/DFA Two-Year Government Portfolio may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolios under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009. There were no borrowings by the Portfolios under this line of credit during the period ended October 31, 2008.

I.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolios' financial statements has not been determined.

20

K.  Other:

At October 31, 2008, the following number of shareholders held the following approximate percentages of outstanding shares of the Portfolios. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding Shares
LWAS/DFA U.S. High Book to Market Portfolio	2	96%
LWAS/DFA Two-Year Fixed Income Portfolio	2	89%
LWAS/DFA Two-Year Government Portfolio	2	95%

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities of LWAS/DFA U.S. High Book to Market Portfolio, and the statements of assets and liabilities, including the schedules of investments, of LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA U.S. High Book to Market Portfolio, LWAS/DFA Two-Year Fixed Income Portfolio and LWAS/DFA Two-Year Government Portfolio, (constituting portfolios within Dimensional Investment Group Inc., hereafter referred to as the "Portfolios") at October 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian, and by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

22

DFA INVESTMENT DIMENSIONS GROUP INC.
PERFORMANCE CHART

LWAS/DFA International High Book-to-Market Portfolio vs. MSCI World ex USA Index (net dividends)

October 31, 1998-October 31, 2008

Growth of $10,000
LWAS/DFA International High Book-to-Market Portfolio
MSCI World ex USA Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$16,745
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.14%	5.07%	5.29%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

23

DFA INVESTMENT DIMENSIONS GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

International Equity Market Review  11 Months Ended October 31, 2008

International equity markets, affected by credit and liquidity problems similar to those experienced in the U.S., experienced high levels of volatility and broadly negative returns for the period under review. Due to the strengthening of the U.S. dollar vs. most developed countries' currencies (with the exception of the Japanese Yen and the Hong Kong dollar), the performance numbers when expressed in U.S. dollars were lower than when expressed in local currencies for all of the largest country constituents of the MSCI World ex USA Index, with the exception of Japan and Hong Kong. Overall, currency exchange rate changes reduced the returns expressed in U.S. dollars: total return for the MSCI World ex USA Index (net dividends) was –37.82% in local currency and –44.37% in U.S. dollars.

Total Returns for 11 Months Ended October 31, 2008

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,111)	–43.55%	–36.33%
United Kingdom ($1,758)	–29.61%	–44.68%
France ($872)	–36.80%	–45.40%
Canada ($786)	–25.69%	–38.91%
Germany ($705)	–37.97%	–46.42%
Switzerland ($704)	–30.05%	–32.39%
Australia ($513)	–35.10%	–51.58%
Spain ($331)	–40.19%	–48.33%
Italy ($301)	–43.34%	–51.06%
Netherlands ($206)	–41.65%	–49.59%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2008, all rights reserved.

Small company stocks were the poorest-performing asset classes in international markets, while large company growth stocks had the best relative results.

Total Returns for 11 Months Ended October 31, 2008

U.S. Dollar Return
MSCI World ex USA Small Cap Index	–50.30%
MSCI World ex USA Value Index	–45.31%
MSCI World ex USA Index	–44.37%
MSCI World ex USA Growth Index	–43.47%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Losses in emerging markets were worse, on average, than in developed country markets, although results varied widely among individual countries. For the 11 months under review, total returns in U.S. dollars were –53.02% for the MSCI Emerging Markets Index (net dividends) and –44.37% for the MSCI World ex USA Index (net dividends).

24

Total Returns for 11 Months Ended October 31, 2008

Country	U.S. Dollar Return
Argentina	–55.00%
Brazil	–51.21%
Chile	–36.59%
China	–59.33%
Czech Republic	–40.25%
Hungary	–58.65%
India	–61.19%
Indonesia	–59.87%
Israel	–23.01%
Malaysia	–40.52%
Mexico	–44.05%
Philippines	–49.76%
Poland	–51.90%
South Africa	–47.38%
South Korea	–55.75%
Taiwan	–43.57%
Thailand	–51.81%
Turkey	–59.24%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

LWAS/DFA International High Book to Market Portfolio

The LWAS/DFA International High Book to Market Portfolio seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 530 stocks in 22 developed-country markets, and essentially was fully invested in equities throughout the year: cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –44.81% for the MSCI EAFE Index (net dividends), –44.37% for the MSCI World ex USA Index (net dividends), and –47.99% for the Master Fund's Portfolio. Relative to both Indexes, the underperformance of the Portfolio was primarily due to a greater allocation to value stocks in general and financial stocks in particular, both of which underperformed the Indexes. Value stocks, which accounted for approximately 69% of the Master Fund compared to 28% of the Indexes, underperformed both Indexes by approximately 4 percentage points. Financials, which accounted for 44% of the Master Fund compared to 25% of the Indexes, underperformed both Indexes by approximately 8 percentage points. A lower allocation to health care stocks, which accounted for less than 1% of the Master Fund compared to 6% of the Indexes and outperformed both Indexes by approximately 22 percentage points, also contributed to the underperformance.

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DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table. are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$554.90	0.46%	$1.80
Hypothetical 5% Annual Return	$1,000.00	$1,022.82	0.46%	$2.34

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

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DFA INVESTMENT DIMENSIONS GROUP INC.

LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For DFA Investment Dimensions Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. DFA Investment Dimensions Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

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  DFA INVESTMENT DIMENSIONS GROUP INC.

  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (7,392,735 Shares) at Value†	$84,351
Receivables:
Affiliated Investment Company Shares Sold	366
Fund Shares Sold	2
Prepaid Expenses and Other Assets	5
Total Assets	84,724
LIABILITIES:
Payables:
Fund Shares Redeemed	368
Due to Advisor	1
Accrued Expenses and Other Liabilities	36
Total Liabilities	405
NET ASSETS	$84,319
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	7,397,461
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.40
Investment in Affiliated Investment Company at Cost	$64,551
NET ASSETS CONSIST OF:
Paid-In Capital	$57,641
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	244
Accumulated Net Realized Gain (Loss)	26,434
Net Unrealized Appreciation (Depreciation)	—
NET ASSETS	$84,319
(1) NUMBER OF SHARES AUTHORIZED	100,000,000

See accompanying Notes to Financial Statements.
28

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$5,374	$5,658
Expenses
Administrative Services Fees	13	19
Accounting & Transfer Agent Fees	13	15
Shareholder Servicing Fees	256	358
Filing Fees	13	18
Shareholders' Reports	18	25
Directors'/Trustees' Fees & Expenses	—	1
Professional Fees	5	4
Other	5	3
Total Expenses	323	443
Net Investment Income (Loss)	5,051	5,215
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	12,068	4,751
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(159)	7,417
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(98,856)	12,046
Net Realized and Unrealized Gain (Loss)	(86,947)	24,214
Net Increase (Decrease) in Net Assets Resulting from Operations	$(81,896)	$29,429

See accompanying Notes to Financial Statements.
29

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$5,051	$5,215	$5,125
Capital Gain Distributions Received from Affiliated Investment Company	12,068	4,751	3,904
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(159)	7,417	1,269
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(98,856)	12,046	38,680
Net Increase (Decrease) in Net Assets Resulting from Operations	(81,896)	29,429	48,978
Distributions From:
Net Investment Income	(5,330)	(4,570)	(5,176)
Net Short-Term Gains	(1,075)	(1,512)	(634)
Net Long-Term Gains	(10,361)	(3,475)	(5,714)
Total Distributions	(16,766)	(9,557)	(11,524)
Capital Share Transactions (1):
Shares Issued	13,918	12,669	22,569
Shares Issued in Lieu of Cash Distributions	14,298	8,135	9,828
Shares Redeemed	(30,474)	(35,421)	(28,649)
Net Increase (Decrease) from Capital Share Transactions	(2,258)	(14,617)	3,748
Total Increase (Decrease) in Net Assets	(100,920)	5,255	41,202
Net Assets
Beginning of Period	185,239	179,984	138,782
End of Period	$84,319	$185,239	$179,984
(1) Shares Issued and Redeemed:
Shares Issued	875	540	1,185
Shares Issued in Lieu of Cash Distributions	690	359	550
Shares Redeemed	(1,785)	(1,504)	(1,449)
	(220)	(605)	286
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$244	$522	$139

See accompanying Notes to Financial Statements.
30

  DFA INVESTMENT DIMENSIONS GROUP INC.

  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$24.32	$21.89	$17.49	$15.93	$12.55	$9.61
Income from Investment Operations
Net Investment Income (Loss)	0.66	(A)	0.65	(A)	0.61	(A)	0.48	0.27	0.24
Net Gains (Losses) (Realized and Unrealized)	(11.36)	2.98	5.23	1.87	3.63	3.07
Total from Investment Operations	(10.70)	3.63	5.84	2.35	3.90	3.31
Less Distributions
Net Investment Income	(0.70)	(0.58)	(0.63)	(0.43)	(0.51)	(0.24)
Net Realized Gains	(1.52)	(0.62)	(0.81)	(0.36)	(0.01)	(0.13)
Total Distributions	(2.22)	(1.20)	(1.44)	(0.79)	(0.52)	(0.37)
Net Asset Value, End of Period	$11.40	$24.32	$21.89	$17.49	$15.93	$12.55
Total Return	(47.99	)%(C)	17.05%	35.40%	15.32%	31.89%	35.96%
Net Assets, End of Period (thousands)	$84,319	$185,239	$179,984	$138,782	$130,397	$109,942
Ratio of Expenses to Average Net Assets (D)	0.47	%(B)	0.46%	0.47%	0.50%	0.52%	0.55%
Ratio of Net Investment Income to Average Net Assets	3.74	%(B)	2.76%	3.14%	2.88%	1.88%	2.20%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
31

  DFA INVESTMENT DIMENSIONS GROUP INC.
  LWAS/DFA INTERNATIONAL HIGH BOOK TO MARKET PORTFOLIO
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

DFA Investment Dimensions Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifty-six operational portfolios, of which the LWAS/DFA International High Book to Market Portfolio ("the Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 2% of the outstanding shares of the Series.

The financial statements of the Series are included elsewhere in this report and should be read in conjunction with these financial statements.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at its daily net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
LWAS/DFA International High Book to Market Portfolio	$84,351	—	—	$84,351

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2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $2 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment company that represent a return of capital or capital gain are recorded as a reduction of cost of investments or a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

In addition, pursuant to a Client Service Agreement with LWI Financial Inc. ("LWIF"), the Portfolio pays a Shareholder Servicing fee to LWIF at the effective annual rate of 0.19% of its average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $159 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D.   Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged, or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to the utilization of

33

accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes were reclassified to the following accounts. These reclassifications had no effect on net asset value per share (amounts in thousands):

	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
LWAS/DFA International High Book to Market Portfolio	$1	$(1)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2006	$6,063	$5,851	$11,914
2007	6,376	3,987	10,363
2008	6,405	10,361	16,766

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$247	$26,433	$26,680

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$84,317	—	—	—

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings

34

under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, two shareholders held approximately 95% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

I.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

35

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains(Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the Series has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains(Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

36

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of LWAS/DFA International High Book to Market Portfolio and
Board of Directors of DFA Investment Dimensions Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of LWAS/DFA International High Book to Market Portfolio (one of the portfolios constituting DFA Investment Dimensions Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

37

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHARTS

The U.S. Large Cap Value Series vs. Russell 1000 Value Index

October 31, 1998-October 31, 2008

Growth of $10,000
The U.S. Large Cap Value Series
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$14,583
$13,162

Average Annual Total Return	One Year	Five Years	Ten Years
	-40.08%	1.29%	3.84%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

The DFA International Value Series vs. MSCI World ex USA Index (net dividends)
October 31, 1998-October 31, 2008

Growth of $10,000
The DFA International Value Series
MSCI World ex USA Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,138
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.03%	5.31%	5.54%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

38

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLES

The U.S. Large Cap Value Series	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$648.60	0.11%	$0.46
Hypothetical 5% Annual Return	$1,000.00	$1,024.58	0.11%	$0.56
The DFA International Value Series
Actual Fund Return	$1,000.00	$555.50	0.23%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

39

THE DFA INVESTMENT TRUST COMPANY

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

DOMESTIC AND INTERNATIONAL EQUITY PORTFOLIOS

	Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Total
The U.S. Large Cap Value Series	12.6%	5.5%	15.1%	30.8%	1.8%	17.4%	4.6%	3.4%	8.7%	0.1%	100.0%
The DFA International Value Series	12.2%	5.1%	5.5%	41.4%	0.5%	10.0%	3.6%	9.3%	9.0%	3.4%	100.0%

40

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.7%)
Consumer Discretionary — (11.6%)
CBS Corp. Class B	5,590,306	$54,281,871	0.8%
Comcast Corp. Class A	12,216,542	192,532,702	2.9%
# Comcast Corp. Special Class A Non-Voting	3,110,315	47,961,057	0.7%
* Liberty Media Corp. - Entertainment Class A	3,864,672	62,221,219	0.9%
# Time Warner, Inc.	18,369,180	185,345,026	2.7%
# Tyco Electronics, Ltd.	1,537,111	29,881,438	0.4%
Other Securities		292,496,695	4.4%
Total Consumer Discretionary		864,720,008	12.8%
Consumer Staples — (4.9%)
Archer-Daniels-Midland Co.	1,219,060	25,271,114	0.4%
# Coca-Cola Enterprises, Inc.	3,519,272	35,368,684	0.5%
Kraft Foods, Inc.	5,533,321	161,240,974	2.4%
Molson Coors Brewing Co.	755,890	28,240,050	0.4%
Other Securities		116,481,392	1.7%
Total Consumer Staples		366,602,214	5.4%
Energy — (13.4%)
# Anadarko Petroleum Corp.	3,422,156	120,802,107	1.8%
# Apache Corp.	2,051,191	168,874,555	2.5%
# Chesapeake Energy Corp.	2,496,221	54,841,975	0.8%
# ConocoPhillips	4,659,773	242,401,391	3.6%
# Devon Energy Corp.	1,962,942	158,723,490	2.4%
Marathon Oil Corp.	2,640,550	76,840,005	1.1%
Other Securities		177,364,431	2.6%
Total Energy		999,847,954	14.8%
Financials — (27.3%)
Allstate Corp.	2,540,615	67,046,830	1.0%
# Bank of America Corp.	7,236,574	174,907,994	2.6%
# Capital One Financial Corp.	1,668,884	65,286,742	1.0%
# Chubb Corp.	1,620,173	83,957,365	1.2%
# Cincinnati Financial Corp.	1,305,789	33,937,456	0.5%
CNA Financial Corp.	1,896,282	29,506,148	0.4%
JPMorgan Chase & Co.	7,213,911	297,573,829	4.4%
Loews Corp.	3,808,002	126,463,746	1.9%
# M&T Bank Corp.	440,052	35,688,217	0.5%
# Merrill Lynch & Co., Inc.	1,408,640	26,186,618	0.4%
# MetLife, Inc.	5,000,810	166,126,908	2.5%
# Morgan Stanley	2,999,997	52,409,948	0.8%
# New York Community Bancorp, Inc.	2,223,800	34,824,708	0.5%
# Prudential Financial, Inc.	1,829,600	54,888,000	0.8%
# SunTrust Banks, Inc.	945,360	37,946,750	0.6%
The Travelers Companies, Inc.	5,075,909	215,979,928	3.2%
Unum Group	2,404,389	37,869,127	0.6%
Other Securities		492,099,070	7.3%
Total Financials		2,032,699,384	30.2%
Health Care — (1.6%)
*# WellPoint, Inc.	1,694,537	65,866,653	1.0%
Other Securities		52,007,419	0.8%
Total Health Care		117,874,072	1.8%

41

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (15.4%)
*# Allied Waste Industries, Inc.	2,682,276	$27,949,316	0.4%
# Burlington Northern Santa Fe Corp.	2,178,273	193,996,993	2.9%
# CSX Corp.	3,309,804	151,324,239	2.2%
FedEx Corp.	432,063	28,243,958	0.4%
# Norfolk Southern Corp.	3,154,102	189,056,874	2.8%
# Northrop Grumman Corp.	2,590,384	121,463,106	1.8%
# Southwest Airlines Co.	5,076,220	59,797,872	0.9%
Union Pacific Corp.	4,066,600	271,526,882	4.0%
Other Securities		105,722,697	1.7%
Total Industrials		1,149,081,937	17.1%
Information Technology — (3.7%)
*# Computer Sciences Corp.	1,361,543	41,064,137	0.6%
*# Symantec Corp.	2,636,076	33,161,836	0.5%
Xerox Corp.	3,605,491	28,916,038	0.4%
Other Securities		170,627,649	2.6%
Total Information Technology		273,769,660	4.1%
Materials — (3.0%)
# Dow Chemical Co.	2,427,760	64,748,359	1.0%
# International Paper Co.	1,643,445	28,300,123	0.4%
# Weyerhaeuser Co.	1,415,829	54,112,984	0.8%
Other Securities		78,273,714	1.1%
Total Materials		225,435,180	3.3%
Telecommunication Services — (7.7%)
# AT&T, Inc.	9,749,000	260,980,730	3.9%
# Verizon Communications, Inc.	8,542,208	253,447,311	3.7%
Other Securities		58,656,568	0.9%
Total Telecommunication Services		573,084,609	8.5%
Utilities — (0.1%)
Total Utilities		4,787,743	0.1%
TOTAL COMMON STOCKS		6,607,902,761	98.1%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (1.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $130,825,000 FNMA 5.50%, 05/01/37 & 6.00%, 05/01/38, valued at $146,641,902) to be repurchased at $144,481,317	$144,470	144,470,000	2.1%

42

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (9.4%)
§@ DFA Short Term Investment Fund LP	641,002,721	$641,002,721	9.5%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.2%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $65,652,304 FNMA, rates ranging from 5.500% to 7.000%, maturities ranging from 07/01/33 to 09/01/38 & U.S. Treasury STRIP 0.599%(y), 02/15/09, valued at $49,188,211) to be repurchased at $48,070,107	$48,069	48,069,158	0.7%
TOTAL SECURITIES LENDING COLLATERAL		699,071,879	10.4%
TOTAL INVESTMENTS — (100.0%) (Cost $9,331,596,076)		$7,451,444,640	110.6%

See accompanying Notes to Financial Statements.

43

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.7%)
COMMON STOCKS — (4.7%)
Australia & New Zealand Banking Group, Ltd.	3,302,749	$38,716,458	0.8%
Commonwealth Bank of Australia	2,119,091	57,926,994	1.2%
# National Australia Bank, Ltd.	3,087,538	50,098,709	1.1%
Other Securities		107,641,792	2.3%
TOTAL — AUSTRALIA		254,383,953	5.4%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		28,305,261	0.6%
BELGIUM — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		29,328,450	0.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		256	0.0%
TOTAL — BELGIUM		29,328,706	0.6%
CANADA — (5.9%)
COMMON STOCKS — (5.9%)
# Barrick Gold Corp.	1,226,832	28,052,344	0.6%
# EnCana Corp.	560,598	28,478,732	0.6%
Petro-Canada	1,205,300	30,140,000	0.6%
Sun Life Financial, Inc.	1,262,400	29,693,056	0.6%
Other Securities		200,692,451	4.4%
TOTAL — CANADA		317,056,583	6.8%
DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		46,987,354	1.0%
FINLAND — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		52,418,538	1.1%
FRANCE — (8.5%)
COMMON STOCKS — (8.5%)
# AXA SA	2,818,397	53,842,817	1.2%
# BNP Paribas SA	1,558,158	112,501,123	2.4%
# Compagnie de Saint-Gobain	580,915	22,415,677	0.5%
Vivendi SA	2,482,257	64,884,026	1.4%
Other Securities		208,936,536	4.3%
TOTAL — FRANCE		462,580,179	9.8%
GERMANY — (8.8%)
COMMON STOCKS — (8.8%)
Allianz SE	442,712	33,313,833	0.7%
# Daimler AG	1,684,003	57,854,323	1.2%
# Deutsche Bank AG	774,190	28,921,349	0.6%
# Deutsche Telekom AG	2,621,866	38,930,629	0.8%
Deutsche Telekom AG Sponsored ADR	2,705,150	40,171,477	0.9%
E.ON AG	1,781,013	68,160,893	1.5%
# E.ON AG Sponsored ADR	1,091,708	41,484,904	0.9%

44

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Munchener Rueckversicherungs-Gesellschaft AG	388,934	$50,491,309	1.1%
Other Securities		114,673,630	2.4%
TOTAL — GERMANY		474,002,347	10.1%
GREECE — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		14,142,756	0.3%
HONG KONG — (2.5%)
COMMON STOCKS — (2.5%)
# Cheung Kong Holdings, Ltd.	3,224,000	30,955,317	0.7%
Hutchison Whampoa, Ltd.	5,472,000	29,569,976	0.6%
Sun Hung Kai Properties, Ltd.	2,528,000	22,148,070	0.5%
Other Securities		54,353,926	1.1%
TOTAL — HONG KONG		137,027,289	2.9%
IRELAND — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		16,882,601	0.4%
ITALY — (1.9%)
COMMON STOCKS — (1.9%)
UniCredito Italiano SpA	10,088,794	24,697,595	0.5%
Other Securities		78,187,153	1.7%
TOTAL — ITALY		102,884,748	2.2%
JAPAN — (13.3%)
COMMON STOCKS — (13.3%)
FUJIFILM Holdings Corp.	1,077,300	24,799,840	0.5%
Hitachi, Ltd.	6,574,000	30,865,283	0.7%
Tokio Marine Holdings, Inc.	1,457,311	44,952,061	1.0%
Other Securities		621,977,287	13.2%
TOTAL — JAPAN		722,594,471	15.4%
NETHERLANDS — (3.5%)
COMMON STOCKS — (3.5%)
# ArcelorMittal	1,877,993	48,755,658	1.0%
ING Groep NV	3,093,625	29,019,312	0.6%
Koninklijke Philips Electronics NV	3,192,970	59,005,541	1.3%
Other Securities		50,984,660	1.1%
TOTAL — NETHERLANDS		187,765,171	4.0%
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		7,460,246	0.2%
NORWAY — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		42,910,368	0.9%
PORTUGAL — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		6,541,713	0.1%
SINGAPORE — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		57,732,771	1.2%
SPAIN — (4.2%)
COMMON STOCKS — (4.2%)
# Banco Santander Central Hispano SA	7,025,356	75,980,397	1.6%
# Banco Santander SA Sponsored ADR	3,044,700	32,700,078	0.7%
Repsol YPF SA	1,204,043	22,895,968	0.5%

45

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Repsol YPF SA Sponsored ADR	1,285,700	$24,582,584	0.5%
Other Securities		68,834,633	1.5%
TOTAL — SPAIN		224,993,660	4.8%
SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
# Nordea Bank AB	4,247,718	34,046,034	0.7%
Other Securities		94,071,267	2.0%
TOTAL — SWEDEN		128,117,301	2.7%
SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
* Compagnie Financiere Richemont SA Series A	1,125,900	23,669,433	0.5%
Credit Suisse Group AG	1,755,349	65,639,295	1.4%
# Credit Suisse Group AG Sponsored ADR	591,859	22,135,527	0.5%
Holcim, Ltd.	435,033	24,709,544	0.5%
Swiss Re	725,996	30,276,699	0.6%
Zurich Financial SVCS AG	300,246	60,913,201	1.3%
Other Securities		92,813,720	2.0%
TOTAL — SWITZERLAND		320,157,419	6.8%
UNITED KINGDOM — (17.2%)
COMMON STOCKS — (17.2%)
Anglo American P.L.C.	1,329,421	33,356,819	0.7%
Aviva P.L.C.	6,571,996	39,201,982	0.8%
# Barclays P.L.C. Sponsored ADR	2,197,790	23,670,198	0.5%
# HSBC Holdings P.L.C. Sponsored ADR	2,176,243	128,398,337	2.7%
Kingfisher P.L.C.	12,172,495	22,467,306	0.5%
Royal Dutch Shell P.L.C. ADR	1,294,780	71,588,386	1.5%
RSA Insurance Group P.L.C.	12,939,111	28,774,426	0.6%
Vodafone Group P.L.C.	56,881,367	109,423,488	2.3%
Vodafone Group P.L.C. Sponsored ADR	6,370,018	122,750,247	2.6%
William Morrison Supermarkets P.L.C.	6,906,878	29,409,035	0.6%
Other Securities		324,025,564	7.1%
TOTAL — UNITED KINGDOM		933,065,788	19.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $92,080,000 FHLMC 4.50%, 05/01/23, valued at $87,591,100) to be repurchased at $86,299,760	$86,293	86,293,000	1.8%
	Shares
SECURITIES LENDING COLLATERAL — (14.0%)
§@ DFA Short Term Investment Fund LP	757,347,231	757,347,231	16.1%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $3,471,793 FHLMC 7.000%, 08/01/37, valued at $2,958,290) to be repurchased at $2,900,344	$2,900	2,900,284	0.1%
TOTAL SECURITIES LENDING COLLATERAL		760,247,515	16.2%
TOTAL INVESTMENTS — (100.0%) (Cost $7,723,320,604)		$5,413,879,738	115.2%

See accompanying Notes to Financial Statements.
46

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

	The U.S. Large Cap Value Series	The DFA International Value Series
ASSETS:
Investments at Value (including $690,374 and $717,470 of securities on loan, respectively)	$6,607,903	$4,567,339
Temporary Cash Investments at Value & Cost	144,470	86,293
Collateral Received from Securities on Loan at Value & Cost	699,072	760,248
Foreign Currencies at Value	—	14,156
Cash	—	15
Receivables:
Investment Securities Sold	10,617	38,170
Dividends, Interest, and Tax Reclaims	12,718	15,310
Securities Lending Income	1,430	1,186
Fund Shares Sold	4,995	10,712
Fund Margin Variation	29	19
Prepaid Expenses and Other Assets	7	7
Total Assets	7,481,241	5,493,455
LIABILITIES:
Payables:
Upon Return of Securities Loaned	699,072	760,248
Investment Securities Purchased	41,685	31,085
Fund Shares Redeemed	136	510
Due to Advisor	570	853
Accrued Expenses and Other Liabilities	415	422
Total Liabilities	741,878	793,118
NET ASSETS	$6,739,363	$4,700,337
SHARES OUTSTANDING, $0.01 PAR VALUE (Unlimited Number of Shares Authorized)	497,037,187	412,114,828
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.56	$11.41
Investments at Cost	$8,488,055	$6,876,780
Foreign Currencies at Cost	$—	$14,875
NET ASSETS CONSIST OF:
Paid-In Capital	$9,162,464	$4,700,337
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	(68)	—
Accumulated Net Realized Gain (Loss)	(542,910)	—
Net Unrealized Foreign Exchange Gain (Loss)	—	—
Net Unrealized Appreciation (Depreciation)	(1,880,123)	—
NET ASSETS	$6,739,363	$4,700,337

See accompanying Notes to Financial Statements.
47

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	The U.S. Large Cap Value Series		The DFA International Value Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $0, $0, $28,938 and $23,649, respectively)	$166,659	$152,304	$300,627	$278,708
Interest	1,529	4,285	1,071	2,113
Income from Securities Lending	7,486	2,119	19,332	14,342
Total Investment Income	175,674	158,708	321,030	295,163
Expenses
Investment Advisory Services Fees	8,436	10,188	14,643	18,039
Accounting & Transfer Agent Fees	847	1,011	739	900
Custodian Fees	90	108	914	1,185
Shareholders' Reports	82	103	78	84
Directors'/Trustees' Fees & Expenses	—	94	—	97
Professional Fees	166	157	171	139
Other	37	56	98	106
Total Expenses	9,658	11,717	16,643	20,550
Net Investment Income (Loss)	166,016	146,991	304,387	274,613
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(422,637)	(118,412)	137,811	654,522
Futures	(1,861)	—	(1,153)	—
Foreign Currency Transactions	—	—	(4,593)	2,498
In-Kind Redemptions	52,271 *	—	103,024 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,601,292)	(150,559)	(5,026,911)	403,307
Futures	29	—	19	—
Translation of Foreign Currency Denominated Amounts	—	—	(76)	(180)
Net Realized and Unrealized Gain (Loss)	(3,973,490)	(268,971)	(4,791,879)	1,060,147
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,807,474)	$(121,980)	$(4,487,492)	$1,334,760

* See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
48

  THE DFA INVESTMENT TRUST COMPANY

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	The U.S. Large Cap Value Series			The DFA International Value Series
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$166,016	$146,991	$119,373	$304,387	$274,613	$193,174
Net Realized Gain (Loss) on:
Investment Securities Sold	(422,637)	(118,412)	477,934	137,811	654,522	201,700
Futures	(1,861)	—	—	(1,153)	—	—
Foreign Currency Transactions	—	—	—	(4,593)	2,498	378
In-Kind Redemptions	52,271 *	—	—	103,024 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(3,601,292)	(150,559)	631,814	(5,026,911)	403,307	1,351,708
Futures	29	—	—	19	—	—
Translation of Foreign Currency Denominated Amounts	—	—	—	(76)	(180)	486
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,807,474)	(121,980)	1,229,121	(4,487,492)	1,334,760	1,747,446
Distributions From:
Net Investment Income	(168,022)	(146,268)	(127,544)	(293,386)	(278,093)	(202,210)
Net Short-Term Gains	—	(14,058)	(14,160)	(22,542)	(14,957)	(11,375)
Net Long-Term Gains	—	(463,917)	(186,026)	(614,160)	(185,943)	(115,307)
Total Distributions	(168,022)	(624,243)	(327,730)	(930,088)	(478,993)	(328,892)
Capital Share Transactions (1):
Shares Issued	1,370,762	1,783,358	1,997,675	927,878	1,731,698	1,589,921
Shares Issued in Lieu of Cash Distributions	165,455	600,794	317,835	916,898	465,562	307,948
Shares Redeemed	(980,680)*	(344,913)	(182,182)	(1,365,580)*	(871,558)	(226,869)
Net Increase (Decrease) from Capital Share Transactions	555,537	2,039,239	2,133,328	479,196	1,325,702	1,671,000
Total Increase (Decrease) in Net Assets	(3,419,959)	1,293,016	3,034,719	(4,938,384)	2,181,469	3,089,554
Net Assets
Beginning of Period	10,159,322	8,866,306	5,831,587	9,638,721	7,457,252	4,367,698
End of Period	$6,739,363	$10,159,322	$8,866,306	$4,700,337	$9,638,721	$7,457,252
(1) Shares Issued and Redeemed:
Shares Issued	74,071	75,958	92,566	50,328	72,431	80,546
Shares Issued in Lieu of Cash Distributions	9,754	26,704	15,344	45,073	20,227	16,678
Shares Redeemed	(52,609)	(15,046)	(8,564)	(77,527)	(36,444)	(11,688)
	31,216	87,616	99,346	17,874	56,214	85,536
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$(68)	$1,938	$1,485	$—	$9,727	$(7,523)

* See Note K in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
49

  THE DFA INVESTMENT TRUST COMPANY

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

The U.S. Large Cap Value Series	The DFA International Value Series
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$21.81	$23.44	$20.91	$18.55	$15.41	$13.01	$24.45	$22.06	$17.30	$16.04	$12.40	$9.33
Income from Investment Operations
Net Investment Income (Loss)	0.35	(A)	0.34	(A)	0.36	(A)	0.29	0.23	0.21	0.73	(A)	0.73	(A)	0.65	(A)	0.43	0.33	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(8.25)	(0.38)	3.27	2.41	3.09	2.41	(11.45)	2.98	5.27	1.95	3.61	3.06
Total from Investment Operations	(7.90)	(0.04)	3.63	2.70	3.32	2.62	(10.72)	3.71	5.92	2.38	3.94	3.33
Less Distributions
Net Investment Income	(0.35)	(0.33)	(0.38)	(0.32)	(0.18)	(0.22)	(0.71)	(0.73)	(0.67)	(0.52)	(0.30)	(0.25)
Net Realized Gains	—	(1.26)	(0.72)	(0.02)	—	—	(1.61)	(0.59)	(0.49)	(0.60)	—	(0.01)
Total Distributions	(0.35)	(1.59)	(1.10)	(0.34)	(0.18)	(0.22)	(2.32)	(1.32)	(1.16)	(1.12)	(0.30)	(0.26)
Net Asset Value, End of Period	$13.56	$21.81	$23.44	$20.91	$18.55	$15.41	$11.41	$24.45	$22.06	$17.30	$16.04	$12.40
Total Return	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%	20.34%	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%	36.24%
Net Assets, End of Period (thousands)	$6,739,363	$10,159,322	$8,866,306	$5,831,587	$3,919,913	$2,510,662	$4,700,337	$9,638,721	$7,457,252	$4,367,698	$2,804,043	$1,604,778
Ratio of Expenses to Average Net Assets	0.11	%(B)	0.11%	0.12%	0.14%	0.15%	0.15%	0.23	%(B)	0.23%	0.23%	0.27%	0.28%	0.30%
Ratio of Net Investment Income to Average Net Assets	1.97	%(B)	1.44%	1.68%	1.56%	1.41%	1.62%	4.15	%(B)	3.04%	3.29%	2.71%	2.35%	2.61%
Portfolio Turnover Rate	19	%(C)	9%	13%	9%	7%	7%	16	%(C)	16%	8%	10%	15%	14%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
50

  THE DFA INVESTMENT TRUST COMPANY
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen investment portfolios, of which two (the "Series") are presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series value the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The DFA International Value Series (the "International Series") will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of the Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the International Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the International Series prices its shares at the close of the NYSE, the International Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the International Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the International Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the International Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the International Series. When the International Series uses fair value pricing, the values assigned to the International Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

51

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The U.S. Large Cap Value Series	$6,607,903	$843,542	—	$7,451,445	$29	—	—	$29
The DFA International Value Series	1,004,378	4,409,502	—	5,413,880	19	—	—	19

*  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

2.  Foreign Currency Translation: Securities and other assets and liabilities of The DFA International Value Series whose values are initially expressed in foreign currencies, are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates, and exchange gains or losses are realized upon ultimate receipt or disbursement.

The DFA International Value Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on The DFA International Value Series books and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007.

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

52

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust or Series are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The DFA International Value Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The DFA International Value Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales of foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% and 0.20% of average daily net assets for The U.S. Large Cap Value Series and The DFA International Value Series, respectively.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Funds; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by each of the Series are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At October 31, 2008, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

The U.S. Large Cap Value Series	$134
The DFA International Value Series	117

E.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term investments and U.S. government securities (amounts in thousands):

	Purchases	Sales
The U.S. Large Cap Value Series	$2,227,129	$1,690,939
The DFA International Value Series	1,266,540	1,523,257

There were no purchases or sales of long-term U.S. government securities.

F.  Federal Income Taxes:

Each Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders.

53

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to net realized gains on securities considered to be "passive foreign investment companies" were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share. (amounts in thousands):

	Increase (Decrease) Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
The U.S. Large Cap Value Series	$52,271	—	$(52,271)
The DFA International Value Series	123,628	$(20,126)	(103,502)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
The U.S. Large Cap Value Series 2006	$141,704	$186,026	$327,730
2007	160,367	463,876	624,243
2008	168,022	—	168,022
The DFA International Value Series 2006	213,585	115,307	328,892
2007	293,050	185,943	478,993
2008	336,790	613,845	950,635

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
The U.S. Large Cap Value Series	$66	—	$(542,039)	$541,973

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, The U.S. Large Cap Value Series had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date (amount in thousands).

Expires on October 31,
2015	2016	Total
$118,411	$423,628	$542,039

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
The U.S. Large Cap Value Series	$9,332,438	$582,282	$(2,463,275)	$(1,880,993)

54

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

G.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Foreign Market Risks: Investments in foreign markets may involve certain consideration and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

3.  Futures Contracts:  During the period December 1, 2007 to October 31, 2008, the Series entered into futures contracts in accordance with their investment objectives. Upon entering into a futures contract, the Series deposit cash or pledge U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements. At October 31, 2008, the Series had the following outstanding futures contracts (dollar amounts in thousands):

	Description	Expiration Date	Number of Contracts	Contract Value	Unrealized Gain (Loss)	Approximate Cash Collateral
The U.S. Large Cap Value Series	S&P 500 Index®	December 19, 2008	235	$56,829	$29	$5,816
The DFA International Value Series	S&P 500 Index®	December 19, 2008	156	37,725	19	3,861

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H.  Line of Credit:

The Series, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The U.S. Large Cap Value Series	4.03%	$5,774	4	$3	$5,880

There were no outstanding borrowings by the Series under this line of credit at October 31, 2008.

The Series, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings under this line of credit by the Series were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
The DFA International Value Series	3.68%	$8,004	31	$25	$27,822

There were no outstanding borrowings by the Series under this line of credit at October 31, 2008.

I.  Securities Lending:

As of October 31, 2008, some of the Series had securities on loan to brokers/dealers, for which each Series held cash collateral. Each Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to each Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of

56

the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, each Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

J.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

K.  In-Kind Redemptions:

In accordance with guidelines described in the Series' prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (in-kind redemption). For financial reporting purposes, the Series recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, The U.S. Large Cap Value Series and The DFA International Value Series realized $52,271 and $103,024 (in thousands) of net gain.

L.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

M.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

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The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains(Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the Series has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains(Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Series, as defined, and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The U.S. Large Cap Value Series and The DFA International Value Series (constituting portfolios within The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodians and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

66

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Fund and the Trust use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

67

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have a October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, each portfolio is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gains(6)
LWAS/DFA U.S. High Book to Market Portfolio	21%	1%	79%	100%	—	94%	—	—	1%	1%
LWAS/DFA Two-Year Fixed Income Portfolio	100%	—	—	100%	—	—	5%	—	100%	—
LWAS/DFA Two-Year Government Portfolio	100%	—	—	100%	—	—	91%	—	100%	—
DFA Investment Dimensions Group Inc.
LWAS/DFA International High Book to Market Portfolio	34%	4%	62%	100%	—	60%	—	—	1%	10%
The DFA Investment Trust Company
The U.S. Large Cap Value Series	100%	—	—	100%	85%	84%	—	—	1%	—
The DFA International Value Series	33%	2%	65%	100%	6%	58%	—	—	—	7%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of short-term capital gain and net investment income distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied for LWAS/DFA Two-Year Fixed Income Portfolio to permit exemption of these amounts from state income for this fund.

(4)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(5)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(6)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

68

DFA103108-003A

DIMENSIONAL INVESTMENT GROUP INC.

Global Equity Portfolio

Global 60/40 Portfolio

Global 25/75 Portfolio

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

ANNUAL REPORT

This report is submitted for the information of the Funds' shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedules of Investments

Investment Abbreviations

FNMA  Federal National Mortgage Association

Investment Footnotes

†  See Note B to Financial Statements.

(r)  The adjustable rate shown is efffective as of October 31, 2008.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

(E)  Because of commencement of operations and related preliminary transaction costs, these ratios are not necessarily indicative of future ratios.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

N/A  Does not apply to this fund.

(a)  Commencement of Operations.

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHARTS

DFA Global Equity Portfolio Class R2 vs. MSCI World Index (net dividends)

December 24, 2003-October 31, 2008

Growth of $10,000
DFA Global Equity Portfolio Class R2
MSCI World Index (net dividends)
$20,000
$10,000
$0
12/03
2005
2006
2007
2008
10/08
$10,397
$10,298

Average Annual Total Return	One Year	From 12/24/2003
	-42.22%	0.80%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA Global 60/40 Portfolio Class R2 vs. Global 60/40 Composite Index (MSCI/Citigroup), MSCI World Index (net dividends), Citigroup World Government Bond Index 1-3 Years (hedged)
December 24, 2003-October 31, 2008

Growth of $10,000
DFA Global 60/40 Portfolio Class R2
Global 60/40 Composite Index (MSCI/Citigroup)
MSCI World Index (net dividends)
Citigroup World Government Bond Index 1-3 Years (hedged)
$20,000
$10,000
$0
12/03
2005
2006
2007
2008
10/08
$12,086
$11,055
$10,666
$10,298

Average Annual Total Return	One Year	From 12/24/2003
	-28.14%	1.34%

- The Global 60/40 Composite Index (MSCI/Citigroup) is an unmanaged hypothetical index composed of 60% MSCI World Index (net dividends) and 40% Citigroup World Government Bond Index 1-3 Years (hedged).

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Data includes composite data from multiple sources; see data descriptions for additional details. MSCI data copyright MSCI 2008, all rights reserved. Citigroup bond indexes copyright 2008 by Citigroup.

DFA Global 25/75 Portfolio Class R2 vs.
Global 25/75 Composite Index (MSCI/Citigroup), MSCI World Index (net dividends), Citigroup World Government Bond Index 1-3 Years (hedged)
December 24, 2003-October 31, 2008

Growth of $10,000
DFA Global 25/75 Portfolio Class R2
Global 25/75 Composite Index (MSCI/Citigroup)
MSCI World Index (net dividends)
Citigroup World Government Bond Index 1-3 Years (hedged)
$20,000
$10,000
$0
12/03
2005
2006
2007
2008
10/08
$12,086
$11,702
$11,194
$10,298

Average Annual Total Return	One Year	From 12/24/2003
	-10.89%	2.35%

- **The Global 25/75 Composite Index (MSCI/Citigroup) is an unmanaged hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Citigroup World Government Bond Index 1-3 Years (hedged).**

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Data includes composite data from multiple sources; see data descriptions for additional details. MSCI data copyright MSCI 2008, all rights reserved. Citigroup bond indexes copyright 2008 by Citigroup.

2

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHARTS

DFA Global Equity Portfolio Institutional Class vs. MSCI World Index (net dividends)
December 24, 2003-October 31, 2008

Growth of $10,000
DFA Global Equity Portfolio Institutional Class
MSCI World Index (net dividends)
$20,000
$10,000
$0
12/03
2005
2006
2007
2008
10/08
$10,529
$10,298

Average Annual Total Return	One Year	From 12/24/2003
	-42.06%	1.07%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

DFA Global 60/40 Portfolio Institutional Class vs. Global 60/40 Composite Index (MSCI/Citigroup), MSCI World Index (net dividends), Citigroup World Government Bond Index 1-3 Years (hedged)
December 24, 2003-October 31, 2008

Growth of $10,000
DFA Global 60/40 Portfolio Institutional Clas
Global 60/40 Composite Index (MSCI/Citigroup)
MSCI World Index (net dividends)
Citigroup World Government Bond Index 1-3 Years (hedged)
$20,000
$10,000
$0
12/03
2005
2006
2007
2008
10/08
$12,086
$11,055
$10,779
$10,298

Average Annual Total Return	One Year	From 12/24/2003
	-27.99%	1.56%

- The Global 60/40 Composite Index (MSCI/Citigroup) is an unmanaged hypothetical index composed of 60% MSCI World Index (net dividends) and 40% Citigroup World Government Bond Index 1-3 Years (hedged).

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Data includes composite data from multiple sources; see data descriptions for additional details. MSCI data copyright MSCI 2008, all rights reserved. Citigroup bond indexes copyright 2008 by Citigroup.

DFA Global 25/75 Portfolio Institutional Class vs.
Global 25/75 Composite Index (MSCI/Citigroup), MSCI World Index (net dividends),
Citigroup World Government Bond Index 1-3 Years (hedged)
December 24, 2003-October 31, 2008

Growth of $10,000
DFA Global 25/75 Portfolio Institutional Clas
Global 25/75 Composite Index (MSCI/Citigroup)
MSCI World Index (net dividends)
Citigroup World Government Bond Index 1-3 Years (hedged)
$20,000
$10,000
$0
$12,086
$11,702
$11,335
$10,298
12/03
2005
2006
2007
2008
10/08

Average Annual Total Return	One Year	From 12/24/2003
	-10.64%	2.61%

- The Global 25/75 Composite Index (MSCI/Citigroup) is an unmanaged hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Citigroup World Government Bond Index 1-3 Years (hedged).

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Data includes composite data from multiple sources; see data descriptions for additional details. MSCI data copyright MSCI 2008, all rights reserved. Citigroup bond indexes copyright 2008 by Citigroup.

3

MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

DFA Global Equity Portfolio Class I

The DFA Global Equity Portfolio Class I seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and DFA Real Estate Securities Portfolio; and international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Asia Pacific Small Company Series, the Continental Small Company Series, the Japanese Small Company Series, the United Kingdom Small Company Series, the Emerging Markets Series, and the Emerging Markets Small Cap Series (collectively, the "Underlying Funds"). As of October 31, 2008, the Portfolio held, indirectly through its fund holdings, approximately 12,180 equity securities in 40 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to stocks with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of stocks in a particular industry or country.

For the 11 months ended October 31, 2008, total returns were –38.50% for the DFA Global Equity Portfolio Class I and –39.37% for the MSCI World Index (net dividends). Relative to the Index, the better relative performance of the Portfolio was primarily due to the Underlying Funds' greater allocation to U.S. stocks, which outperformed the Index. U.S. stocks accounted for approximately 60% of the Underlying Funds, compared to 50% of the Index. During the 11 months ended October 31, 2008, the Portfolio was, on average, exposed through the Underlying Funds to approximately 60% US equities, 33% international developed market equities and 7% emerging markets equities, and its approximate exposure to small and value stocks was 36% and 42%, respectively.

DFA Global Equity Portfolio Class R2

The DFA Global Equity Portfolio Class R2 seeks long-term capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, and the DFA Real Estate Securities Portfolio; and international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Asia Pacific Small Company Series, the Continental Small Company Series, the Japanese Small Company Series, the United Kingdom Small Company Series, the Emerging Markets Series, and the Emerging Markets Small Cap Series (collectively, the "Underlying Funds"). As of October 31, 2008, the Portfolio held, indirectly through its fund holdings, approximately 12,180 equity securities in 40 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to stocks with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity markets rather than the behavior of a limited group of stocks in a particular industry or country.

For the 11 months ended October 31, 2008, total returns were –38.72% for the DFA Global Equity Portfolio Class R2 and –39.37% for the MSCI World Index (net dividends). Relative to the Index, the better relative performance of the Portfolio was primarily due to the Underlying Funds' greater allocation to U.S. stocks, which outperformed the Index. U.S. stocks accounted for approximately 60% of the Underlying Funds compared to 50% of the Index. During the 11 months ended October 31, 2008, the Portfolio was exposed through the Underlying Funds to approximately 60% US equities, 33% international developed market equities and 7% emerging markets equities, and its approximate exposure to small and value stocks was 36% and 42%, respectively.

DFA Global 60/40 Portfolio Class I

The DFA Global 60/40 Portfolio Class I seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include

4

the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, the U.S. Large Cap Value Series, and DFA Real Estate Securities Portfolio; international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Large Cap International Portfolio, the Continental Small Company Series, the Japanese Small Company Series, and the United Kingdom Small Company Series; and fixed income funds include the DFA Two-Year Global Fixed Income Series, the DFA Five-Year Global Fixed Income Portfolio, and the DFA Selectively Hedged Global Fixed Income Portfolio (collectively, the "Underlying Funds"). As of October 31, 2008, the Portfolio held, indirectly through its fund holdings, approximately 12,350 equity securities in 40 countries and 230 fixed income securities in 10 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, or country, or asset class.

For the 11 months ended October 31, 2008, total returns were –25.47% for the DFA Global 60/40 Portfolio Class I and –23.85% for a hypothetical composite index composed of 60% MSCI World Index (net dividends) and 40% Citigroup World Government Bond Index 1-3 Years (hedged). Relative to this hypothetical 60/40 Index, the underperformance of the Portfolio was primarily due to greater exposure to corporate bonds in the fixed income portion of the Underlying Funds, which underperformed their more heavily government-debt weighted index benchmarks. The shorter duration of the fixed income portion of the Underlying Funds compared to their benchmarks also contributed to the underperformance. During the 11 months ended October 31, 2008, the Portfolio was exposed through the Underlying Funds to approximately 37% US equities, 19% international developed market equities, 4% emerging markets equities, and 40% global bonds.

DFA Global 60/40 Portfolio Class R2

The DFA Global 60/40 Portfolio Class R2 seeks capital appreciation and current income by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio, the U.S. Core Equity 2 Portfolio, the U.S. Large Cap Value Series, and DFA Real Estate Securities Portfolio; international funds include the International Core Equity Portfolio, the Emerging Markets Core Equity Portfolio, the Large Cap International Portfolio, the Continental Small Company Series, the Japanese Small Company Series, and the United Kingdom Small Company Series; and fixed income funds include the DFA Two-Year Global Fixed Income Series, the DFA Five-Year Global Fixed Income Portfolio, and the DFA Selectively Hedged Global Fixed Income Portfolio (collectively, the "Underlying Funds"). As of October 31, 2008, the Portfolio held, indirectly through its fund holdings, approximately 12,350 equity securities in 40 countries and 230 fixed income securities in 10 countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

For the 11 months ended October 31, 2008, total returns were –25.63% for the DFA Global 60/40 Portfolio Class R2 and –23.85% for a hypothetical index composed of 60% MSCI World Index (net dividends) and 40% Citigroup World Government Bond Index 1-3 Years (hedged). Relative to this hypothetical 60/40 Index, the underperformance of the Portfolio was primarily due to greater exposure to corporate bonds in the fixed income portion of the Underlying Funds, which underperformed their more heavily government-debt weighted index benchmarks. The shorter duration of the fixed income portion of the Underlying Funds compared to their benchmarks also contributed to the underperformance. During the 11 months ended October 31, 2008, the Portfolio was exposed through the Underlying Funds to approximately 37% US equities, 19% international developed market equities, 4% emerging markets equities, and 40% global bonds.

5

DFA Global 25/75 Portfolio Class I

The DFA Global 25/75 Portfolio Class I seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio and the U.S. Core Equity 2 Portfolio; international funds include the International Core Equity Portfolio and the Emerging Markets Core Equity Portfolio; and fixed income funds include the DFA Two-Year Global Fixed Income Series and the DFA Five-Year Global Fixed Income Portfolio (collectively, the "Underlying Funds"). As of October 31, 2008, the Portfolio held, indirectly through its fund holdings, approximately 11,020 equity securities in 40 countries and 140 fixed income securities in five countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

For the 11 months ended October 31, 2008, total returns were –9.55% for the DFA Global 25/75 Portfolio Class I and –8.14% for a hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Citigroup World Government Bond Index 1-3 Years (hedged). Relative to this hypothetical 25/75 Index, the underperformance of the Portfolio was primarily due to greater exposure to corporate bonds in the fixed income portion of the Underlying Funds, which underperformed their more heavily government-debt weighted index benchmarks. The shorter duration of the fixed income portion of the Underlying Funds compared to their benchmarks also contributed to the underperformance. During the 11 months ended October 31, 2008, the Portfolio was exposed through the Underlying Funds to approximately 75% global bonds, 16% US equities, 8% international developed market equities, and 1% emerging markets equities.

DFA Global 25/75 Portfolio Class R2

The DFA Global 25/75 Portfolio Class R2 seeks total return consistent with current income and preservation of capital with some capital appreciation by investing in a combination of mutual funds managed by Dimensional Fund Advisors. As of the date of this report, domestic funds include the U.S. Core Equity 1 Portfolio and the U.S. Core Equity 2 Portfolio; international funds include the International Core Equity Portfolio and the Emerging Markets Core Equity Portfolio; and fixed income funds include the DFA Two-Year Global Fixed Income Series and the DFA Five-Year Global Fixed Income Portfolio (collectively, the "Underlying Funds"). As of October 31, 2008, the Portfolio held, indirectly through its fund holdings, approximately 11,020 equity securities in 40 countries and 140 fixed income securities in five countries.

The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure in each Underlying Fund to equity or fixed income securities with desired asset class characteristics. As a result of the Portfolio's diversified investment approach, performance was determined principally by broad structural trends in global equity and fixed income markets rather than the behavior of a limited group of securities in a particular industry, country, or asset class.

For the 11 months ended October 31, 2008, total returns were –9.72% for the DFA Global 25/75 Portfolio Class R2 and –8.14% for a hypothetical index composed of 25% MSCI World Index (net dividends) and 75% Citigroup World Government Bond Index 1-3 Years (hedged). Relative to this hypothetical 25/75 Index, the underperformance of the Portfolio was primarily due to greater exposure to corporate bonds in the fixed income portion of the Underlying Funds, which underperformed their more heavily government-debt weighted index benchmarks. The shorter duration of the fixed income portion of the Underlying Funds compared to their benchmarks also contributed to the underperformance. During the 11 months ended October 31, 2008, the Portfolio was exposed through the Underlying Funds to approximately 75% global bonds, 16% US equities, 8% international developed market equities, and 1% emerging markets equities.

6

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Tables are shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Tables below illustrate your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the tables are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2008

EXPENSE TABLES

Global Equity Portfolio**	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Class R2 Shares	$1,000.00	$646.90	0.62%	$2.57
Institutional Class Shares	$1,000.00	$647.70	0.34%	$1.41
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,022.02	0.62%	$3.15
Institutional Class Shares	$1,000.00	$1,023.43	0.34%	$1.73

7

Global 60/40 Portfolio**	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return
Class R2 Shares	$1,000.00	$763.90	0.63%	$2.79
Institutional Class Shares	$1,000.00	$764.50	0.33%	$1.46
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.97	0.63%	$3.20
Institutional Class Shares	$1,000.00	$1,023.48	0.33%	$1.68
Global 25/75 Portfolio**
Actual Fund Return
Class R2 Shares	$1,000.00	$907.00	0.67%	$3.21
Institutional Class Shares	$1,000.00	$907.80	0.31%	$1.49
Hypothetical 5% Annual Return
Class R2 Shares	$1,000.00	$1,021.77	0.67%	$3.40
Institutional Class Shares	$1,000.00	$1,023.58	0.31%	$1.58

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

**  The Portfolio is a Fund of Funds. The expenses shown reflect the direct expenses of the Fund of Funds and the indirect payment of the Fund of Funds' portion of the expenses of its Master Funds.

8

DIMENSIONAL INVESTMENT GROUP INC.

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

Affiliated Investment Companies
Global Equity Portfolio	100.0%
Global 60/40 Portfolio	100.0%
Global 25/75 Portfolio	100.0%

9

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL EQUITY PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.6%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	48,046,714	$371,401,099
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	41,141,163	306,913,076
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	25,429,868	198,607,269
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	6,359,754	62,834,370
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	1,042,351	16,844,392
Investment in The Continental Small Company Series of DFA Investment Trust Company		3,220,928
Investment in The Japanese Small Company Series of DFA Investment Trust Company		2,507,023
Investment in The Emerging Markets Series of DFA Investment Trust Company	.	1,837,906
Investment in The United Kingdom Small Company Series of DFA Investment Trust Company		1,272,048
Investment in The Asia Pacific Small Company Series of DFA Investment Trust Company		891,907
Investment in The Emerging Markets Small Cap Series of DFA Investment Trust Company		848,760
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $1,371,117,726)		967,178,778
TEMPORARY CASH INVESTMENTS — (0.4%)
BlackRock Liquidity Funds Tempcash Portfolio Institutional Shares	258	258
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $5,590,000 FNMA 6.50%, 08/01/36, valued at $4,169,237) to be repurchased at $4,106,322	$4,106	4,106,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $4,106,258)		4,106,258
TOTAL INVESTMENTS — (100.0%) (Cost $1,375,223,984)		$971,285,036

See accompanying Notes to Financial Statements.
10

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL 60/40 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (99.8%)
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	18,458,842	$142,686,849
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	14,981,138	111,759,289
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	8,423,207	89,959,847
Investment in DFA Selectively Hedged Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	9,985,626	88,971,928
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	8,895,552	69,474,261
Investment in The DFA Two-Year Global Fixed Income Series of DFA Investment Trust Company	5,906,083	60,602,598
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	1,631,061	16,114,883
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	348,797	5,636,559
Investment in Large Cap International Portfolio of DFA Investment Dimensions Group Inc.	124,830	1,848,732
Investment in The Emerging Markets Series of DFA Investment Trust Company		1,187,868
Investment in The Continental Small Company Series of DFA Investment Trust Company		960,409
Investment in The U.S. Large Cap Value Series of DFA Investment Trust Company	53,608	726,924
Investment in The Japanese Small Company Series of DFA Investment Trust Company		673,487
Investment in The Emerging Markets Small Cap Series of DFA Investment Trust Company		497,602
Investment in Dimensional Emerging Markets Value Fund Inc.	13,947	366,109
Investment in The United Kingdom Small Company Series of DFA Investment Trust Company		337,536
Investment in The Asia Pacific Small Company Series of DFA Investment Trust Company		195,449
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $747,796,927)		592,000,330
TEMPORARY CASH INVESTMENTS — (0.2%)
BlackRock Liquidity Funds Tempcash Portfolio Institutional Shares	836	836

11

GLOBAL 60/40 PORTFOLIO

CONTINUED

	Face Amount
	(000)	Value†
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $1,190,000 FNMA 5.058%(r), 01/01/36, valued at $979,781) to be repurchased at $962,075	$962	$962,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $962,836)		962,836
TOTAL INVESTMENTS — (100.0%) (Cost $748,759,763)		$592,963,166

See accompanying Notes to Financial Statements.
12

DIMENSIONAL INVESTMENT GROUP INC.

GLOBAL 25/75 PORTFOLIO

SCHEDULE OF INVESTMENTS

October 31, 2008

	Shares	Value†
AFFILIATED INVESTMENT COMPANIES — (100.0%)
Investment in The DFA Two-Year Global Fixed Income Series of DFA Investment Trust Company	4,667,925	$48,266,345
Investment in DFA Five-Year Global Fixed Income Portfolio of DFA Investment Dimensions Group Inc.	4,508,597	48,151,816
Investment in U.S. Core Equity 2 Portfolio of DFA Investment Dimensions Group Inc.	1,779,237	13,753,502
Investment in International Core Equity Portfolio of DFA Investment Dimensions Group Inc.	1,364,077	10,176,014
Investment in U.S. Core Equity 1 Portfolio of DFA Investment Dimensions Group Inc.	611,282	4,774,112
Investment in Emerging Markets Core Equity Portfolio of DFA Investment Dimensions Group Inc.	178,958	1,768,105
Investment in DFA Real Estate Securities Portfolio of DFA Investment Dimensions Group Inc.	31,333	506,341
TOTAL INVESTMENTS IN AFFILIATED INVESTMENT COMPANIES (Cost $138,591,920)		127,396,235
TEMPORARY CASH INVESTMENTS — (0.0%)
BlackRock Liquidity Funds Tempcash Portfolio Institutional Shares	347	347
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $85,000 FNMA 6.50%, 08/01/36, valued at $63,396) to be repurchased at $61,005	$61	61,000
TOTAL TEMPORARY CASH INVESTMENTS (Cost $61,347)		61,347
TOTAL INVESTMENTS — (100.0%) (Cost $138,653,267)		$127,457,582

See accompanying Notes to Financial Statements.
13

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
ASSETS:
Investments in Affiliated Investment Companies at Value	$967,179	$592,000	$127,396
Temporary Cash Investments at Value & Cost	4,106	963	61
Receivables:
Affiliated Investment Companies	—	29,000	—
Interest	6	1	—
Fund Shares Sold	19,176	677	57
Prepaid Expenses and Other Assets	142	30	20
Total Assets	990,609	622,671	127,534
LIABILITIES:
Payables:
Affiliated Investment Companies	3,606	—	—
Fund Shares Redeemed	1,164	29,981	—
Due to Advisor	14	21	5
Accrued Expenses and Other Liabilities	105	64	18
Total Liabilities	4,889	30,066	23
NET ASSETS	$985,720	$592,605	$127,511
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE:
Class R2 Shares — based on net assets of $6,819; $5,081; and $1,342, and shares outstanding of 743,751; 532,133; and 133,679, respectively	$9.17	$9.55	$10.04
NUMBER OF SHARES AUTHORIZED	100,000,000	100,000,000	100,000,000
Institutional Class Shares — based on net assets of $978,901; $587,524; and $126,169, and shares outstanding of 107,146,959; 61,626,405; and 12,603,547, respectively	$9.14	$9.53	$10.01
NUMBER OF SHARES AUTHORIZED	200,000,000	150,000,000	100,000,000
Investments in Affiliated Investment Companies at Cost	$1,371,118	$747,797	$138,592
NET ASSETS CONSIST OF:
Paid-In Capital	$1,397,888	$748,300	$139,708
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,563	1,351	354
Accumulated Net Realized Gain (Loss)	(11,729)	1,817	16
Deferred Thailand Capital Gains Tax	(64)	(20)	(1)
Net Unrealized Foreign Exchange Gain (Loss)	1	—	—
Net Unrealized Appreciation (Depreciation)	(403,939)	(158,843)	(12,566)
NET ASSETS	$985,720	$592,605	$127,511

See accompanying Notes to Financial Statements.
14

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Global Equity Portfolio		Global 60/40 Portfolio		Global 25/75 Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Net Investment Income Received from Affiliated Investment Companies:
Income Distributions	$25,116	$19,108	$17,223	$12,663	$4,509	$2,718
*Dividends (Net of Foreign Taxes Withheld of $51, $46, $17, $13, $0 and $0, respectively)	636	797	181	194	—	—
*Interest	5	75	1	43	—	13
*Income from Securities Lending	73	77	21	20	—	—
*Expenses Allocated from Affiliated Investment Companies	(32)	(47)	(11)	(13)	—	—
Total Investment Income Received from Affiliated Investment Companies	25,798	20,010	17,415	12,907	4,509	2,731
Fund Investment Income
Interest	57	14	27	3	7	—
Fund Expenses
Administrative Services Fees	3,346	3,395	1,735	1,627	289	243
Accounting & Transfer Agent Fees	29	28	23	22	15	15
Shareholder Servicing Fees - Class R2 Shares	22	88	10	21	3	6
Filing Fees	94	66	66	51	35	28
Shareholders' Reports	119	149	59	73	10	13
Directors'/Trustees' Fees & Expenses	—	6	—	3	—	—
Professional Fees	40	33	28	21	11	8
Other	16	8	17	13	7	3
Total Expenses	3,666	3,773	1,938	1,831	370	316
Fees Waived, Expenses Reimbursed and/or Previously Waived Fees Recovered by Advisor (Note C)	(3,064)	(2,847)	(1,459)	(1,280)	(228)	(179)
Net Expenses	602	926	479	551	142	137
Net Investment Income (Loss)	25,253	19,098	16,963	12,359	4,374	2,594
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Companies	10,065	10,480	3,366	3,323	153	100
Net Realized Gain (Loss) on:
**Investment Securities Sold/Affiliated Investment Companies Shares Sold	(20,041)	16,678	(3,064)	4,806	(1,212)	818
*Futures	(229)	50	(67)	18	—	1
*Foreign Currency Transactions	(11)	3	(3)	1	—	—
Change in Unrealized Appreciation (Depreciation) of:
**Investment Securities/Affiliated Investment Companies Shares and Foreign Currency	(573,824)	24,134	(230,704)	16,892	(18,996)	3,242
*Futures	(1)	(6)	22	(2)	1	—
* Change in Deferred Thailand Capital Gains Tax	4	(2)	3	(1)	—	—
Net Realized and Unrealized Gain (Loss)	(584,037)	51,337	(230,447)	25,037	(20,054)	4,161
Net Increase (Decrease) in Net Assets Resulting from Operations	$(558,784)	$70,435	$(213,484)	$37,396	$(15,680)	$6,755

*  Allocated from each Portfolio's respective Master Funds (Affiliated Investment Companies).

**  A portion has been allocated from each Portfolio's respective Master Funds (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.
15

  DIMENSIONAL INVESTMENT GROUP INC.

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Global Equity Portfolio			Global 60/40 Portfolio			Global 25/75 Portfolio
	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$25,253	$19,098	$11,739	$16,963	$12,359	$6,760	$4,374	$2,594	$1,200
Capital Gain Distributions Received from Affiliated Investment Companies	10,065	10,480	6,730	3,366	3,323	2,036	153	100	147
Net Realized Gain (Loss) on:
**Investment Securities Sold/Affiliated Investment Companies Shares Sold	(20,041)	16,678	2,867	(3,064)	4,806	1,271	(1,212)	818	552
*Futures	(229)	50	54	(67)	18	19	—	1	2
*Foreign Currency Transactions	(11)	3	(3)	(3)	1	(1)	—	—	—
Change in Unrealized Appreciation (Depreciation) of:
**Investment Securities/Affiliated Investment Companies Shares and Foreign Currency	(573,824)	24,134	106,080	(230,704)	16,892	45,806	(18,996)	3,242	4,208
*Translation of Foreign Currency Denominated Amounts	—	—	2	—	—	—	—	—	—
*Futures	(1)	(6)	(108)	22	(2)	(35)	1	—	(2)
*Change in Deferred Thailand Capital Gains Tax	4	(2)	(7)	3	(1)	(2)	—	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(558,784)	70,435	127,354	(213,484)	37,396	55,854	(15,680)	6,755	6,107
Distributions From:
Net Investment Income:
Class R2 Shares	(150)	(408)	(301)	(81)	(143)	(45)	(27)	(43)	(5)
Institutional Class Shares	(23,670)	(16,955)	(9,646)	(14,711)	(12,496)	(5,913)	(4,129)	(2,617)	(1,198)
Total Distributions From Net Investment Income	(23,820)	(17,363)	(9,947)	(14,792)	(12,639)	(5,958)	(4,156)	(2,660)	(1,203)
Net Realized Gains:
Class R2 Shares	(566)	(371)	(549)	(76)	(54)	(48)	(11)	(21)	(1)
Institutional Class Shares	(24,909)	(9,793)	(16,961)	(7,495)	(3,711)	(6,319)	(962)	(800)	(629)
Total Distributions From Net Realized Gains	(25,475)	(10,164)	(17,510)	(7,571)	(3,765)	(6,367)	(973)	(821)	(630)
Total Distributions to Shareholders	(49,295)	(27,527)	(27,457)	(22,363)	(16,404)	(12,325)	(5,129)	(3,481)	(1,833)
Capital Share Transactions:
Shares Issued	654,523	539,395	378,045	266,717	355,251	305,399	63,549	55,915	63,895
Shares Issued in Lieu of Cash Distributions	48,601	27,119	27,347	21,391	15,327	12,077	5,084	3,448	1,821
Shares Redeemed	(355,668)	(243,370)	(126,391)	(228,380)	(168,594)	(94,383)	(57,916)	(24,929)	(22,840)
Net Increase (Decrease) From Capital Share Transactions	347,456	323,144	279,001	59,728	201,984	223,093	10,717	34,434	42,876
Total Increase (Decrease) in Net Assets	(260,623)	366,052	378,898	(176,119)	222,976	266,622	(10,092)	37,708	47,150
Net Assets
Beginning of Period	1,246,343	880,291	501,393	768,724	545,748	279,126	137,603	99,895	52,745
End of Period	$985,720	$1,246,343	$880,291	$592,605	$768,724	$545,748	$127,511	$137,603	$99,895
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,563	$3,345	$2,589	$1,351	$934	$2,741	$354	$195	$218

*  Allocated from each Portfolio's respective Master Funds (Affiliated Investment Companies).

**  A portion has been allocated from each Portfolio's respective Master Funds (Affiliated Investment Companies).

See accompanying Notes to Financial Statements.
16

  DIMENSIONAL INVESTMENT GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

  Class R2 Shares

Global Equity Portfolio	Global 60/40 Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004
Net Asset Value, Beginning of Period	$15.49	$14.76	$12.90	$11.54	$10.00	$13.16	$12.65	$11.58	$10.83	$10.00
Income from Investment Operations
Net Investment Income	0.24	(A)	0.22	(A)	0.19	(A)	0.19	(A)	0.07	0.30	(A)	0.22	(A)	0.11	(A)	0.19	(A)	0.08
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.06)	0.86	2.29	1.33	1.54	(3.60)	0.60	1.40	0.73	0.84
Total from Investrment Operations	(5.82)	1.08	2.48	1.52	1.61	(3.30)	0.82	1.51	0.92	0.92
Less Distributions
Net Investment Income	(0.18)	(0.18)	(0.18)	(0.14)	(0.07)	(0.18)	(0.22)	(0.18)	(0.16)	(0.09)
Net Realized Gains	(0.32)	(0.17)	(0.44)	(0.02)	—	(0.13)	(0.09)	(0.26)	(0.01)	—
Total Distributions	(0.50)	(0.35)	(0.62)	(0.16)	(0.07)	(0.31)	(0.31)	(0.44)	(0.17)	(0.09)
Net Asset Value, End of Period	$9.17	$15.49	$14.76	$12.90	$11.54	$9.55	$13.16	$12.65	$11.58	$10.83
Total Return	(38.72	)%(C)	7.42%	20.04%	13.25%	16.18	%(C)	(25.63	)%(C)	6.50%	13.49%	8.57%	9.29	%(C)
Net Assets, End of Period (thousands)	$6,819	$27,904	$32,717	$16,092	$14,684	$5,081	$7,631	$7,379	$1,857	$1,912
Ratio of Expenses to Average Net Assets (D)	0.60	%(B)	0.58%	0.62%	0.71%	0.90	%(B)(E)	0.59	%(B)	0.57%	0.65%	0.70%	0.95	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.87	%(B)	0.84%	0.85%	0.80%	0.94	%(B)(E)	0.80	%(B)	0.76%	0.77%	0.80%	1.28	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	1.99	%(B)	1.38%	1.38%	1.32%	0.82	%(B)(E)	2.78	%(B)	1.67%	0.89%	1.73%	0.94	%(B)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
17

  DIMENSIONAL INVESTMENT GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

  Class R2 Shares

Global 25/75 Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004
Net Asset Value, Beginning of Period	$11.42	$11.11	$10.62	$10.33	$10.00
Income from Investment Operations
Net Investment Income	0.30	(A)	0.19	(A)	0.03	(A)	0.20	(A)	0.07
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.39)	0.41	0.77	0.25	0.37
Total from Investrment Operations	(1.09)	0.60	0.80	0.45	0.44
Less Distributions
Net Investment Income	(0.21)	(0.20)	(0.20)	(0.16)	(0.11)
Net Realized Gains	(0.08)	(0.09)	(0.11)	—	—
Total Distributions	(0.29)	(0.29)	(0.31)	(0.16)	(0.11)
Net Asset Value, End of Period	$10.04	$11.42	$11.11	$10.62	$10.33
Total Return	(9.72	)%(C)	5.47%	7.75%	4.47%	4.44	%(C)
Net Assets, End of Period (thousands)	$1,342	$1,564	$2,701	$46	$65
Ratio of Expenses to Average Net Assets (D)	0.62	%(B)	0.62%	0.62%	0.79%	0.95	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.78	%(B)	0.71%	0.74%	0.95%	6.00	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	3.00	%(B)	1.66%	0.28%	2.00%	1.03	%(B)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
18

  DIMENSIONAL INVESTMENT GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

  Institutional Class Shares

Global Equity Portfolio	Global 60/40 Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004
Net Asset Value, Beginning of Period	$15.48	$14.78	$12.92	$11.56	$10.00	$13.17	$12.67	$11.60	$10.83	$10.00
Income from Investment Operations
Net Investment Income	0.27	(A)	0.27	(A)	0.23	(A)	0.25	(A)	0.09	0.27	(A)	0.25	(A)	0.19	(A)	0.22	(A)	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.02)	0.85	2.28	1.29	1.55	(3.54)	0.60	1.35	0.72	0.83
Total from Investrment Operations	(5.75)	1.12	2.51	1.54	1.64	(3.27)	0.85	1.54	0.94	0.94
Less Distributions
Net Investment Income	(0.27)	(0.25)	(0.21)	(0.16)	(0.08)	(0.24)	(0.26)	(0.21)	(0.16)	(0.11)
Net Realized Gains	(0.32)	(0.17)	(0.44)	(0.02)	—	(0.13)	(0.09)	(0.26)	(0.01)	—
Total Distributions	(0.59)	(0.42)	(0.65)	(0.18)	(0.08)	(0.37)	(0.35)	(0.47)	(0.17)	(0.11)
Net Asset Value, End of Period	$9.14	$15.48	$14.78	$12.92	$11.56	$9.53	$13.17	$12.67	$11.60	$10.83
Total Return	(38.50	)%(C)	7.67%	20.33%	13.47%	16.46	%(C)	(25.47	)%(C)	6.79%	13.78%	8.80%	9.41	%(C)
Net Assets, End of Period (thousands)	$978,901	$1,218,439	$847,574	$485,301	$179,079	$587,524	$761,093	$538,369	$277,269	$102,341
Ratio of Expenses to Average Net Assets (D)	0.34	%(B)	0.33%	0.37%	0.46%	0.67	%(B)(E)	0.32	%(B)	0.31%	0.35%	0.45%	0.65	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.61	%(B)	0.59%	0.60%	0.56%	0.71	%(B)(E)	0.53	%(B)	0.51%	0.52%	0.55%	0.83	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	2.26	%(B)	1.70%	1.72%	1.50%	1.08	%(B)(E)	2.44	%(B)	1.90%	1.56%	1.99%	1.18	%(B)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
19

  DIMENSIONAL INVESTMENT GROUP INC.

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

  Institutional Class Shares

Global 25/75 Portfolio
Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Period Dec. 24, 2003(a) to Nov. 30, 2004
Net Asset Value, Beginning of Period	$11.46	$11.15	$10.65	$10.34	$10.00
Income from Investment Operations
Net Investment Income	0.31	(A)	0.24	(A)	0.22	(A)	0.24	(A)	0.11
Net Gains (Losses) on Securities (Realized and Unrealized)	(1.37)	0.40	0.60	0.24	0.36
Total from Investrment Operations	(1.06)	0.64	0.82	0.48	0.47
Less Distributions
Net Investment Income	(0.31)	(0.24)	(0.21)	(0.17)	(0.13)
Net Realized Gains	(0.08)	(0.09)	(0.11)	—	—
Total Distributions	(0.39)	(0.33)	(0.32)	(0.17)	(0.13)
Net Asset Value, End of Period	$10.01	$11.46	$11.15	$10.65	$10.34
Total Return	(9.55	)%(C)	5.85%	7.97%	4.71%	4.73	%(C)
Net Assets, End of Period (thousands)	$126,169	$136,039	$97,194	$52,699	$31,208
Ratio of Expenses to Average Net Assets (D)	0.30	%(B)	0.31%	0.37%	0.47%	0.99	%(B)(E)
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.46	%(B)	0.46%	0.49%	0.71%	1.32	%(B)(E)
Ratio of Net Investment Income to Average Net Assets	3.03	%(B)	2.15%	1.59%	2.33%	0.95	%(B)(E)

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
20

  DIMENSIONAL INVESTMENT GROUP INC.
  NOTES TO FINANCIAL STATEMENTS

A.   Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund currently offers fifteen portfolios, of which Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio (the "Global Funds") are presented in this report.

The Global Funds achieve their investment objectives by primarily investing in other portfolios within The DFA Investment Trust Company ("ITC"), DFA Investment Dimensions Group Inc. ("IDG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (collectively, the "Master Funds").

At October 31, 2008, Class R1 shares had not commenced operations. Class R1 shares of the Global Funds have 25,000,000 authorized shares.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Global Funds from November 30 to October 31.

	Global Funds (Percentage of Ownership at October 31, 2008)
Master Funds	Global Equity Portfolio	Global 60/40 Portfolio	Global 25/75 Portfolio
The U.S. Large Cap Value Series (ITC)	N/A	—	N/A
The Japanese Small Company Series (ITC)	—	—	N/A
The Asia Pacific Small Company Series (ITC)	—	—	N/A
The United Kingdom Small Company Series (ITC)	—	—	N/A
The Continental Small Company Series (ITC)	—	—	N/A
The Emerging Markets Series (ITC)	—	—	N/A
The Emerging Markets Small Cap Series (ITC)	—	—	N/A
The DFA Two-Year Global Fixed Income Series (ITC)	N/A	2%	1%
U.S. Core Equity 1 Portfolio (IDG)	15%	5%	—
U.S. Core Equity 2 Portfolio (IDG)	15%	6%	1%
DFA Real Estate Securities Portfolio (IDG)	1%	—	—
Large Cap International Portfolio (IDG)	N/A	—	N/A
International Core Equity Portfolio (IDG)	15%	6%	1%
Emerging Markets Core Equity Portfolio (IDG)	5%	1%	—
DFA Five-Year Global Fixed Income Portfolio (IDG)	N/A	3%	2%
DFA Selectively Hedged Global Fixed Income Portfolio (IDG)	N/A	45%	N/A
Dimensional Emerging Markets Value Fund Inc. (DEM)	N/A	—	N/A

N/A – Global Fund does not have any ownership in Master Fund.

Amounts designated as — are less than 1%.

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B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The U.S. Large Company Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Continental Small Company Series, The Emerging Markets Series and The Emerging Markets Small Cap Series (the "Partnerships") are treated as partnerships for federal income tax purposes. The Global Funds' investments in the Partnerships reflect their proportionate interest in the net assets of those corresponding Partnerships. The shares of the remaining Master Funds held by the Global Funds are valued at their respective daily net asset values, as these Master Funds are treated as regulated investment companies for federal income tax purposes.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Global Funds' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Global Funds' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Global Equity Portfolio	$967,179	$4,106	—	$971,285
Global 60/40 Portfolio	592,001	962	—	592,963
Global 25/75 Portfolio	127,397	61	—	127,458

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Expenses for the year ended November 30, 2007.

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend

22

income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment companies that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Global Funds estimate the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Expenses directly attributable to a Global Fund are directly charged. Common expenses of the Group are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

Class R2 Shares and Institutional Class Shares have equal rights to assets and earnings of its Global Fund. Income, gains and losses, and common expenses of each Global Fund are allocated to each class of shares based on its relative net assets. Each class will bear its own class-specific expenses, if any.

The Global Funds each recognize their pro-rata share of net investment income and realized and unrealized gains/losses on a daily basis, from their respective Partnerships.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Master Funds. The Advisor also provides administrative services to the Global Funds, including supervision of services provided by others, providing information to shareholders and the Board of Directors/Trustees, and other administrative services. For the period December 1, 2007 to October 31, 2008, the Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.30%, 0.25%, 0.20%, respectively, of average daily net assets. The Global Funds do not pay separate management fees to the Advisor.

Pursuant to a Fee Waiver and Expense Assumption Agreement, the Advisor has contractually agreed to waive its administrative services fee to the extent necessary to limit the proportionate share of the total combined administrative services fees paid by each of the Global Funds and investment advisory services fees paid by the Master Funds to the Advisor. The Fee Waiver and Expense Assumption Agreement will remain in effect until April 1, 2009, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor. For the period December 1, 2007 to October 31, 2008, the Global Funds had the following expense limits based on a percentage of average net assets on an annualized basis.

Expense Limits
Global Equity Portfolio	0.27%
Global 60/40 Portfolio	0.25%
Global 25/75 Portfolio	0.22%

The Advisor has also contractually agreed to assume the direct operating expenses of the Institutional Class Shares of each Global Fund (excluding administrative services fees paid to the Advisor), to the extent necessary to limit the total expense ratios (including the expenses that the Institutional Class Shares of each such Global Fund bears as a shareholder of the Master Funds, but excluding expenses from investment in other investment companies) of the Institutional Class Shares. For the period December 1, 2007 to October 31, 2008, the Institutional Class Shares had the following expense limits based on a percentage of average net assets on an annualized basis.

Expense Limits
Global Equity Portfolio	0.44%
Global 60/40 Portfolio	0.41%
Global 25/75 Portfolio	0.37%

The Fee Waiver and Expense Assumption Agreement will remain in effect until April 1, 2009, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor.

For the Class R2 Shares, the Advisor has contractually agreed to assume the direct operating expenses of the Class R2 Shares of each Global Fund (excluding administrative services fees paid to the Advisor) to the extent necessary to limit the total expense ratios (including the expenses that the Class R2 Shares of each such Global Fund bears as a shareholder of the Master Funds and including Shareholder Servicing Fees, but excluding expenses from investment in other investment companies) of the Class R2 Shares. For the period December 1, 2007 to October 31, 2008, the Class R2 Shares had the following expense limits based on a percentage of average net assets on an annualized basis.

23

Expense Limits
Global Equity Portfolio	0.69%
Global 60/40 Portfolio	0.66%
Global 25/75 Portfolio	0.62%

The Fee Waiver and Expense Assumption Agreement will remain in effect until April 1, 2009, and shall continue to remain in effect from year to year thereafter unless terminated by the Fund or the Advisor.

At any time that the rate of the fees and annualized expenses of a Global Fund are less than the rates listed above for a Global Fund on an annualized basis, the Advisor retains the right to recover any fees previously waived and/or expenses previously assumed to the extent that such recovery will not cause the Global Fund's Institutional Class and Class R2 Shares' fees or expenses to exceed the fee or expense limitations listed above. Previously waived fees subject to future recovery by the Advisor over periods not exceeding October 31, 2011 are reflected below (amounts in thousands). The Global Funds are not obligated to reimburse the Advisor for fees previously waived or expenses previously assumed by the Advisor more than thirty-six months before the date of recovery.

Previously Waived Fees/Expenses Assumed Subject to Future Recovery
Global Equity Portfolio
Class R2 Shares	$179
Institutional Class Shares	7,361
Global 60/40 Portfolio
Class R2 Shares	39
Institutional Class Shares	3,540
Global 25/75 Portfolio
Class R2 Shares	10
Institutional Class Shares	545

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by each of the Global Funds are included in Other Expenses on the Statement of Operations.

D.  Deferred Compensation:

At October 31, 2008, the total liability for deferred compensation to Directors/Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities as follows (amounts in thousands):

Global Equity Portfolio	$18
Global 60/40 Portfolio	11
Global 25/75 Portfolio	2

E.  Federal Income Taxes:

Each Global Fund has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in

24

nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to reclassification of distributions and the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax purposes, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

	Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
Global Equity Portfolio	$1,155	$(1,215)	$60
Global 60/40 Portfolio	2,352	(1,754)	(598)
Global 25/75 Portfolio	—	(59)	59

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006 and November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio 2006	$11,320	$16,822	$28,142
2007	20,438	9,279	29,717
2008	26,394	24,056	50,450
Global 60/40 Portfolio 2006	6,429	6,175	12,604
2007	14,075	3,393	17,468
2008	17,159	7,556	24,715
Global 25/75 Portfolio 2006	1,273	636	1,909
2007	2,739	742	3,481
2008	4,258	871	5,129

At October 31, 2008, the following net investment income and short-term capital gains and long-term capital gains distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
Global Equity Portfolio	$1,155	—	$1,155
Global 60/40 Portfolio	1,740	$612	2,352

25

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

	Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
Global Equity Portfolio	$3,630	—	$(11,249)	$(7,619)
Global 60/40 Portfolio	1,377	$2,234	—	3,611
Global 25/75 Portfolio	394	1,249	—	1,643

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Global Equity Portfolio had capital loss carryforwards available in the amount of $11,249 (in thousands) to offset future realized capital gains through October 31, 2016.

Some of the investments held by the Master Funds are in securities considered to be "passive foreign investment companies" for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for federal income tax purposes. At October 31, 2008, the Global Funds received the following cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the period December 1, 2007 to October 31, 2008, as listed below, there were realized gains on the sale of passive foreign investment companies received to be reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes. Amounts are in thousands.

	Mark to Market	Realized Gains
Global Equity Portfolio	$49	$10
Global 60/40 Portfolio	14	3
Global 25/75 Portfolio	—	—

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
Global Equity Portfolio	$1,375,830	$20,087	$(424,555)	$(404,468)
Global 60/40 Portfolio	743,946	9,922	(169,196)	(159,274)
Global 25/75 Portfolio	141,692	1,946	(15,180)	(13,234)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Global Funds' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Global Funds' financial statements.

26

F.   Capital Share Transactions:

The capital share transactions by class were as follows (amounts in thousands):

	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007
	Amount	Shares	Amount	Shares
Global Equity Portfolio
Class R2 Shares
Shares Issued	$3,702	324	$15,839	1,014
Shares Issued in Lieu of Cash Distributions	716	49	779	52
Shares Redeemed	(20,911)	(1,431)	(23,027)	(1,481)
Net Increase (Decrease)—Class R2 Shares	$(16,493)	(1,058)	$(6,409)	(415)
Institutional Class Shares
Shares Issued	$650,821	52,874	$523,556	33,704
Shares Issued in Lieu of Cash Distributions	47,885	3,401	26,340	1,743
Shares Redeemed	(334,757)	(27,816)	(220,343)	(14,087)
Net Increase (Decrease)—Institutional Class Shares	$363,949	28,459	$329,553	21,360
Global 60/40 Portfolio
Class R2 Shares
Shares Issued	$2,885	283	$4,290	330
Shares Issued in Lieu of Cash Distributions	156	12	197	15
Shares Redeemed	(4,313)	(343)	(4,564)	(349)
Net Increase (Decrease)—Class R2 Shares	$(1,272)	(48)	$(77)	(4)
Institutional Class Shares
Shares Issued	$263,832	21,933	$350,961	26,609
Shares Issued in Lieu of Cash Distributions	21,235	1,711	15,130	1,178
Shares Redeemed	(224,067)	(19,795)	(164,030)	(12,504)
Net Increase (Decrease)—Institutional Class Shares	$61,000	3,849	$202,061	15,283
Global 25/75 Portfolio
Class R2 Shares
Shares Issued	$739	70	$1,494	132
Shares Issued in Lieu of Cash Distributions	38	4	64	6
Shares Redeemed	(836)	(77)	(2,762)	(244)
Net Increase (Decrease)—Class R2 Shares	$(59)	(3)	$(1,204)	(106)
Institutional Class Shares
Shares Issued	$62,810	5,710	$54,421	4,802
Shares Issued in Lieu of Cash Distributions	5,046	458	3,384	302
Shares Redeemed	(57,080)	(5,437)	(22,167)	(1,950)
Net Increase (Decrease)—Institutional Class Shares	$10,776	731	$35,638	3,154

G.  Financial Instruments:

In accordance with the Fund's investment objectives and policies, the Fund may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. The instrument and its significant corresponding risks are described below:

27

Repurchase Agreements: The Global Funds may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price, including accrued interest. The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

H.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings by the Global Funds under this line of credit were as follows (amounts in thousands, except percentages and days):

	Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
Global Equity Portfolio	3.62%	$1,732	38	$7	$19,650
Global 60/40 Portfolio	3.83%	1,184	57	7	7,432
Global 25/75 Portfolio	4.07%	535	57	3	15,573

There were no outstanding borrowings by the Global Funds under this line of credit at October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009. There were no borrowings by the Global Funds under this line of credit during the period ended October 31, 2008.

I.  Shareholder Servicing Fees:

The Class R2 Shares pay a shareholder servicing fee in the amount of 0.25% of their annual average net assets to compensate service agents that provide shareholder servicing, record keeping, account maintenance and other services to investors in the Global Funds' Class R2 Shares.

J.   Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

K.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008.

28

FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Global Fund's financial statements has not been determined.

L.  Other:

At October 31, 2008, the following number of shareholders held the following approximate percentages of outstanding shares of the Global Funds. One or more of the shareholders may be omnibus accounts, which typically hold shares for the benefit of several other underlying investors.

	Number of Shareholders	Approximate Percentage of Outstanding shares
Global Equity Portfolio—Class R2 Shares	3	98%
Global Equity Portfolio—Institutional Class Shares	3	86%
Global 60/40 Portfolio—Class R2 Shares	4	95%
Global 60/40 Portfolio—Institutional Class Shares	3	72%
Global 25/75 Portfolio—Class R2 Shares	3	96%
Global 25/75 Portfolio—Institutional Class Shares	3	82%

M.  Subsequent Event Note:

On November 1, 2008, The DFA Two-Year Global Fixed Income Series, a master fund in a RIC/RIC master feeder structure with RIC feeders, underlying fund of fund investors (Two Year Global Fixed Income Series) and direct client investor, has made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classifications from a corporation taxable as a regulated investment company to a partnership. As a result of this election, for tax purposes, the master fund is deemed to have distributed all of its assets and liabilities to its shareholders in liquidation of the master fund. Since the master fund has a shareholder owning 80% or more of the fund's shares, and also has shareholders owning less than 80%, the fund's respective transaction creates a non-taxable transaction, pursuant to Internal Revenue Code §332 for those owning more than 80%, and a taxable transaction, pursuant to Internal Revenue Code §331, for those shareholders owning less than 80%. Immediately after the deemed liquidation, the shareholders contributed all of the distributed assets and liabilities to newly formed partnerships. The final tax year end of the Master Fund was October 31, 2008.

For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss relative to the investment of the less than 80% shareholders as if the master's investment securities were sold to those shareholders and, pursuant to Code §331, each of those shareholders recognizes gain or loss as if it liquidated its investment in the master. Pursuant to Code§ 334(a), each of these shareholders will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date. In regards to the shareholders owning 80% or more of the master fund, pursuant to Internal Revenue Code § 332 (a), the shareholder will not recognize any gain or loss on the deemed liquidation. However, pursuant to IRC §332(c), a portion of the deemed distribution, which otherwise would have been tax-free as discussed above, since it is utilized by the master fund to satisfy its dividends paid deduction for the tax year, must be recognized and treated as a dividend by the 80% or greater shareholder. Pursuant to IRC §§ 334(b)(1) and 1223, the 80% or greater shareholder's basis and holding period in the securities received in liquidation is the same as it was in the possession of the master. However, any security distributed in satisfaction of the master's final dividend would have a basis equal to their fair market value and would be deemed acquired on the liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
The DFA Two-Year Global Fixed Income Series	$21,245,521	$(39,613,298)	$(6,979,642)	$25,347,419

29

Each Portfolio impacted by the "Check the Box" election also has permanent book/tax differences resulting from the transaction. Listed below are the permanent differences impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Increase (Decrease) Paid-In Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
Global 60/40 Portfolio	$—	$(3,046,638)	$—	$3,046,638
Global 25/75 Portfolio	—	(1,370,411)	—	1,370,411

The Global 60/40 Portfolio and the Global 25/75 Portfolio, each representing a less than 80% owner of the Two Year Global Fixed Income Series, recognized $3,046,638 and $1,370,411 of net capital gain respectively for their tax year ended October 31, 2008, pursuant to IRC §331.

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

30

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Portfolios, as defined, and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Global Equity Portfolio, Global 60/40 Portfolio and Global 25/75 Portfolio (three of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolios") at October 31, 2008, the results of each of their operations, the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the Standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee funds, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

31

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

32

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

33

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

34

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

35

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

36

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

38

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Master Funds use in voting proxies relating to securities held in the portfolios is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

39

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, each Global Fund is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	U.S. Government Interest(3)	Foreign Tax Credit(4)	Qualifying Interest Income(5)	Qualifying Short-Term Capital Gain(6)
Global Equity Portfolio
Class R2 Shares	52%	1%	47%	100%	—	11%	—	1%	1%	1%
Institutional Class Shares	52%	1%	47%	100%	—	11%	—	1%	1%	1%
Global 60/40 Portfolio
Class R2 Shares	69%	1%	30%	100%	23%	40%	—	1%	2%	2%
Institutional Class Shares	69%	1%	30%	100%	23%	40%	—	1%	2%	2%
Global 25/75 Portfolio
Class R2 Shares	82%	1%	17%	100%	—	12%	—	—	2%	1%
Institutional Class Shares	82%	1%	17%	100%	—	12%	—	—	2%	1%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  "U.S. Government Interest" represents the amount of interest that was derived from direct U.S. Government obligations and distributed during the fiscal year. This amount is reflected as a percentage of total ordinary income distributions (the total of net investment income and short-term capital gain distributions). Generally, interest from direct U.S. Government obligations is exempt from state income tax. However, for residents of California, Connecticut and New York, the statutory threshold requirements were not satisfied to permit exemption of these amounts from state income.

(4)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of net investment income and short-term capital gain distributions).

(5)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

(6)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004.The information is reflected as a percentage of ordinary income distributions (the total of net investment income and short-term capital gain distributions).

40

DFA103108-012A

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Cap Value Portfolio II

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FNMA  Federal National Mortgage Association

STRIP  Separate Trading of Registered Interest and Principal Securities

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(y)  The rate shown is the effective yield.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

U.S. Large Cap Value Portfolio II vs.
Russell 1000 Value Index
October 31, 1998-October 31, 2008

Growth of $10,000
U.S. Large Cap Value Portfolio II
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$14,424
$13,162

Average Annual Total Return	One Year	Five Years	Ten Years
	-40.13%	1.25%	3.73%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

U.S. Equity Market Review  11 Months Ended October 31, 2008

U.S. equity markets experienced high levels of volatility during the 11-month fiscal year ended October 31, 2008. The behavior of equity markets has been driven in large part by the contraction of lending in credit markets. In addition to heightened volatility, the cross-sectional dispersion of stock returns in equity markets has increased relative to previous levels, and returns even within each asset class have differed greatly. Dimensional Fund Advisors believes that a security's risk characteristics determine its expected return. Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization, and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 11 months ended October 31, 2008, small company stocks slightly outperformed large companies, and mid cap companies underperformed both small and large cap companies. The performance of the Russell Microcap Index® was –33.59%, the Russell 2000 Index® was –29.07%, CRSP 6-10 Index was –32.90%, and MSCI USA Small Cap 1750 Index was –32.21%. Large cap value stocks, as measured by the Russell 1000 Value Index®, slightly outperformed large cap growth stocks, as measured by the Russell 1000 Growth Index®. The value premium was larger among small cap stocks.

Total Return for 11 Months Ended October 31, 2008

Russell 2000 Index® (small cap companies)	–29.07%
Russell Midcap Index® (mid cap companies)	–37.70%
Russell 1000 Index® (large cap companies)	–33.99%
Russell 3000 Value Index®	–32.90%
Russell 3000 Growth Index®	–34.45%

When the large, mid, and small cap market segments are further divided by value and growth characteristics, the distinction in performance within sectors was equally significant.

Total Return for 11 Months Ended October 31, 2008

Russell 1000 Value Index® (large cap value companies)	–33.55%
Russell 1000 Growth Index® (large cap growth companies)	–34.54%
Russell Midcap Value Index® (mid cap value companies)	–35.42%
Russell Midcap Growth Index® (mid cap growth companies)	–40.01%
Russell 2500 Value Index® (small/mid cap value companies)	–29.10%
Russell 2500 Growth Index® (small/mid cap growth companies)	–37.30%
Russell 2000 Value Index® (small cap value companies)	–24.91%
Russell 2000 Growth Index® (small cap growth companies)	–33.26%

Source: Russell data copyright © Russell Investment Group 1995-2008, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 11 months ended October 31, 2008 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

3

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

U.S. Large Cap Value Portfolio II

The U.S. Large Cap Value Portfolio II seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 200 stocks as of October 31, 2008, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, large cap value stocks generally outperformed large cap growth stocks. Total returns were –33.31% for the S&P 500 Index®, –33.55% for the Russell 1000 Value Index®, and –36.60% for the Portfolio. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to the Master Fund's lower-exposure to stocks with neutral value/growth characteristics as measured by book-to-market ("BtM") ratio, and weighting and composition differences of consumer discretionary and consumer staples stocks due to structural differences in the eligible universe of the Master Fund as compared to the Index. Less value-oriented stocks in the middle BtM quartiles, which represented approximately 11% of the Master Fund compared to approximately 47% of the Index, outperformed value stocks in the highest BtM quartile by more than 15 percentage points. Stocks held by the Master Fund in the consumer discretionary sector, which represented approximately 16% of the Master Fund compared to approximately 8% of the Index, underperformed the Index by about 13 percentage points. Stocks held by the Master Fund in the consumer staples sector, which represented approximately 5% of the Master Fund compared to 9% of the Index, underperformed similar stocks held by the Index by approximately 20 percentage points.

4

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$648.10	0.17%	$0.70
Hypothetical 5% Annual Return	$1,000.00	$1,024.28	0.17%	$0.87

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO II

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (6,990,534 Shares) at Value†	$94,792
Receivable for Affiliated Investment Company Shares Sold	103
Prepaid Expenses and Other Assets	9
Total Assets	94,904
LIABILITIES:
Payables:
Fund Shares Redeemed	103
Due to Advisor	1
Accrued Expenses and Other Liabilities	31
Total Liabilities	135
NET ASSETS	$94,769
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	7,028,450
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.48
Investment in Affiliated Investment Company at Cost	$136,499
NET ASSETS CONSIST OF:
Paid-In Capital	$96,136
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	535
Accumulated Net Realized Gain (Loss)	39,805
Net Unrealized Appreciation (Depreciation)	(41,707)
NET ASSETS	$94,769
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO II

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$3,011	$7,459
Expenses
Administrative Services Fees	20	54
Accounting & Transfer Agent Fees	14	19
Filing Fees	17	20
Shareholders' Reports	39	45
Directors'/Trustees' Fees & Expenses	(6)	5
Professional Fees	8	14
Other	4	1
Total Expenses	96	158
Net Investment Income (Loss)	2,915	7,301
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	—	26,666
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	48,423	(2,391)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(130,048)	(33,987)
Net Realized and Unrealized Gain (Loss)	(81,625)	(9,712)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(78,710)	$(2,411)

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO II

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$2,915	$7,301	$7,179
Capital Gain Distributions Received from Affiliated Investment Company	—	26,666	12,133
Net Realized Gain (Loss) on:
Affiliated Investment Company Shares Sold	48,423	(2,391)	(472)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(130,048)	(33,987)	50,597
Net Increase (Decrease) in Net Assets Resulting from Operations	(78,710)	(2,411)	69,437
Distributions From:
Net Investment Income	(4,450)	(7,401)	(6,402)
Net Short-Term Gains	—	(784)	(858)
Net Long-Term Gains	(24,080)	(10,356)	—
Total Distributions	(28,530)	(18,541)	(7,260)
Capital Share Transactions (1):
Shares Issued	11,812	74,150	114,342
Shares Issued in Lieu of Cash Distributions	28,530	18,541	7,260
Shares Redeemed	(308,347)	(94,641)	(36,034)
Net Increase (Decrease) from Capital Share Transactions	(268,005)	(1,950)	85,568
Total Increase (Decrease) in Net Assets	(375,245)	(22,902)	147,745
Net Assets
Beginning of Period	470,014	492,916	345,171
End of Period	$94,769	$470,014	$492,916
(1) Shares Issued and Redeemed:
Shares Issued	628	3,044	5,235
Shares Issued in Lieu of Cash Distributions	1,358	782	346
Shares Redeemed	(15,513)	(3,984)	(1,677)
	(13,527)	(158)	3,904
Undistributed Net Income (Distributions in Excess of Net Investment Income)	$535	$2,018	$2,118

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO II

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Period Dec. 1 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$22.87	$23.80	$20.53	$18.13	$15.19	$12.82
Income from Investment Operations
Net Investment Income (Loss)	0.27	(A)	0.33	(A)	0.38	(A)	0.30	0.16	0.18
Net Gains (Losses) (Realized and Unrealized)	(8.10)	(0.39)	3.29	2.32	3.09	2.38
Total from Investment Operations	(7.83)	(0.06)	3.67	2.62	3.25	2.56
Less Distributions
Net Investment Income	(0.37)	(0.34)	(0.35)	(0.22)	(0.31)	(0.19)
Net Realized Gains	(1.19)	(0.53)	(0.05)	—	—	—
Total Distributions	(1.56)	(0.87)	(0.40)	(0.22)	(0.31)	(0.19)
Net Asset Value, End of Period	$13.48	$22.87	$23.80	$20.53	$18.13	$15.19
Total Return	(36.60	)%(C)	(0.34)%	18.16%	14.57%	21.66%	20.26%
Net Assets, End of Period (thousands)	$94,769	$470,014	$492,916	$345,171	$195,975	$103,421
Ratio of Expenses to Average Net Assets (D)	0.16	%(B)	0.14%	0.16%	0.18%	0.21%	0.22%
Ratio of Net Investment Income to Average Net Assets	1.44	%(B)	1.36%	1.74%	1.60%	0.98%	1.56%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  U.S. LARGE CAP VALUE PORTFOLIO II
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which U.S. Large Cap Value Portfolio II (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 2% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at their respective daily net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Large Cap Value Portfolio II	$94,792	—	—	$94,792

11

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Directors'/Trustees' Fees & Expenses. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expense and Other Liabilities in the amount of $3 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment company that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences

12

arise. Accordingly, the following permanent differences as of October 31, 2008, were classified to the following accounts. The reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains
$52	$(52)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Gains	Total
2006	$7,260	—	$7,260
2007	8,185	$10,356	18,541
2008	4,399	24,131	28,530

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$538	$40,896	$41,434

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Portfolio had no capital loss carryforwards available to offset future realized gains.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$137,589	—	$(42,797)	$(42,797)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings

13

under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of the duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, two shareholders held 100% of the outstanding shares of the Portfolio.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Cap Value Portfolio II and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Cap Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The U.S. Large Cap Value Series vs. Russell 1000 Value Index
October 31, 1998-October 31, 2008

Growth of $10,000
The U.S. Large Cap Value Series
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$14,583
$13,162

Average Annual Total Return	One Year	Five Years	Ten Years
	-40.08%	1.29%	3.84%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$648.60	0.11%	$0.46
Hypothetical 5% Annual Return	$1,000.00	$1,024.58	0.11%	$0.56

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Total
12.6%	5.5%	15.1%	30.8%	1.8%	17.4%	4.6%	3.4%	8.7%	0.1%	100.0%

18

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.7%)
Consumer Discretionary — (11.6%)
CBS Corp. Class B	5,590,306	$54,281,871	0.8%
Comcast Corp. Class A	12,216,542	192,532,702	2.9%
# Comcast Corp. Special Class A Non-Voting	3,110,315	47,961,057	0.7%
* Liberty Media Corp. - Entertainment Class A	3,864,672	62,221,219	0.9%
# Time Warner, Inc.	18,369,180	185,345,026	2.7%
# Tyco Electronics, Ltd.	1,537,111	29,881,438	0.4%
Other Securities		292,496,695	4.4%
Total Consumer Discretionary		864,720,008	12.8%
Consumer Staples — (4.9%)
Archer-Daniels-Midland Co.	1,219,060	25,271,114	0.4%
# Coca-Cola Enterprises, Inc.	3,519,272	35,368,684	0.5%
Kraft Foods, Inc.	5,533,321	161,240,974	2.4%
Molson Coors Brewing Co.	755,890	28,240,050	0.4%
Other Securities		116,481,392	1.7%
Total Consumer Staples		366,602,214	5.4%
Energy — (13.4%)
# Anadarko Petroleum Corp.	3,422,156	120,802,107	1.8%
# Apache Corp.	2,051,191	168,874,555	2.5%
# Chesapeake Energy Corp.	2,496,221	54,841,975	0.8%
# ConocoPhillips	4,659,773	242,401,391	3.6%
# Devon Energy Corp.	1,962,942	158,723,490	2.4%
Marathon Oil Corp.	2,640,550	76,840,005	1.1%
Other Securities		177,364,431	2.6%
Total Energy		999,847,954	14.8%
Financials — (27.3%)
Allstate Corp.	2,540,615	67,046,830	1.0%
# Bank of America Corp.	7,236,574	174,907,994	2.6%
# Capital One Financial Corp.	1,668,884	65,286,742	1.0%
# Chubb Corp.	1,620,173	83,957,365	1.2%
# Cincinnati Financial Corp.	1,305,789	33,937,456	0.5%
CNA Financial Corp.	1,896,282	29,506,148	0.4%
JPMorgan Chase & Co.	7,213,911	297,573,829	4.4%
Loews Corp.	3,808,002	126,463,746	1.9%
# M&T Bank Corp.	440,052	35,688,217	0.5%
# Merrill Lynch & Co., Inc.	1,408,640	26,186,618	0.4%
# MetLife, Inc.	5,000,810	166,126,908	2.5%
# Morgan Stanley	2,999,997	52,409,948	0.8%
# New York Community Bancorp, Inc.	2,223,800	34,824,708	0.5%
# Prudential Financial, Inc.	1,829,600	54,888,000	0.8%
# SunTrust Banks, Inc.	945,360	37,946,750	0.6%
The Travelers Companies, Inc.	5,075,909	215,979,928	3.2%
Unum Group	2,404,389	37,869,127	0.6%
Other Securities		492,099,070	7.3%
Total Financials		2,032,699,384	30.2%
Health Care — (1.6%)
*# WellPoint, Inc.	1,694,537	65,866,653	1.0%
Other Securities		52,007,419	0.8%
Total Health Care		117,874,072	1.8%

19

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (15.4%)
*# Allied Waste Industries, Inc.	2,682,276	$27,949,316	0.4%
# Burlington Northern Santa Fe Corp.	2,178,273	193,996,993	2.9%
# CSX Corp.	3,309,804	151,324,239	2.2%
FedEx Corp.	432,063	28,243,958	0.4%
# Norfolk Southern Corp.	3,154,102	189,056,874	2.8%
# Northrop Grumman Corp.	2,590,384	121,463,106	1.8%
# Southwest Airlines Co.	5,076,220	59,797,872	0.9%
Union Pacific Corp.	4,066,600	271,526,882	4.0%
Other Securities		105,722,697	1.7%
Total Industrials		1,149,081,937	17.1%
Information Technology — (3.7%)
*# Computer Sciences Corp.	1,361,543	41,064,137	0.6%
*# Symantec Corp.	2,636,076	33,161,836	0.5%
Xerox Corp.	3,605,491	28,916,038	0.4%
Other Securities		170,627,649	2.6%
Total Information Technology		273,769,660	4.1%
Materials — (3.0%)
# Dow Chemical Co.	2,427,760	64,748,359	1.0%
# International Paper Co.	1,643,445	28,300,123	0.4%
# Weyerhaeuser Co.	1,415,829	54,112,984	0.8%
Other Securities		78,273,714	1.1%
Total Materials		225,435,180	3.3%
Telecommunication Services — (7.7%)
# AT&T, Inc.	9,749,000	260,980,730	3.9%
# Verizon Communications, Inc.	8,542,208	253,447,311	3.7%
Other Securities		58,656,568	0.9%
Total Telecommunication Services		573,084,609	8.5%
Utilities — (0.1%)
Total Utilities		4,787,743	0.1%
TOTAL COMMON STOCKS		6,607,902,761	98.1%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (1.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $130,825,000 FNMA 5.50%, 05/01/37 & 6.00%, 05/01/38, valued at $146,641,902) to be repurchased at $144,481,317	$144,470	144,470,000	2.1%

20

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (9.4%)
§@ DFA Short Term Investment Fund LP	641,002,721	$641,002,721	9.5%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.2%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $65,652,304 FNMA, rates ranging from 5.500% to 7.000%, maturities ranging from 07/01/33 to 09/01/38 & U.S. Treasury STRIP 0.599%(y), 02/15/09, valued at $49,188,211) to be repurchased at $48,070,107	$48,069	48,069,158	0.7%
TOTAL SECURITIES LENDING COLLATERAL		699,071,879	10.4%
TOTAL INVESTMENTS — (100.0%) (Cost $9,331,596,076)		$7,451,444,640	110.6%

See accompanying Notes to Financial Statements.

21

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $690,374 of securities on loan)	$6,607,903
Temporary Cash Investments at Value & Cost	144,470
Collateral Received from Securities on Loan at Value & Cost	699,072
Receivables:
Investment Securities Sold	10,617
Dividends and Interest	12,718
Securities Lending Income	1,430
Fund Shares Sold	4,995
Fund Margin Variation	29
Prepaid Expenses and Other Assets	7
Total Assets	7,481,241
LIABILITIES:
Payables:
Upon Return of Securities Loaned	699,072
Investment Securities Purchased	41,685
Fund Shares Redeemed	136
Due to Advisor	570
Accrued Expenses and Other Liabilities	415
Total Liabilities	741,878
NET ASSETS	$6,739,363
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	497,037,187
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.56
Investments at Cost	$8,488,055
NET ASSETS CONSIST OF:
Paid-In Capital	$9,162,464
Undistributed Net Income (Distributions in Excess of Net Investment Income)	(68)
Accumulated Net Realized Gain (Loss)	(542,910)
Net Unrealized Appreciation (Depreciation)	(1,880,123)
NET ASSETS	$6,739,363
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends	$166,659	$152,304
Interest	1,529	4,285
Income from Securities Lending	7,486	2,119
Total Investment Income	175,674	158,708
Expenses
Investment Advisory Services Fees	8,436	10,188
Accounting & Transfer Agent Fees	847	1,011
Custodian Fees	90	108
Shareholders' Reports	82	103
Directors'/Trustees' Fees & Expenses	—	94
Professional Fees	166	157
Other	37	56
Total Expenses	9,658	11,717
Net Investment Income (Loss)	166,016	146,991
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(422,637)	(118,412)
Futures	(1,861)	—
In-Kind Redemptions	52,271 *	—
Change in Unrealized Appreciation (Depreciation) of: Investment Securities	(3,601,292)	(150,559)
Futures	29	—
Net Realized and Unrealized Gain (Loss)	(3,973,490)	(268,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,807,474)	$(121,980)

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$166,016	$146,991	$119,373
Net Realized Gain (Loss) on:
Investment Securities Sold	(422,637)	(118,412)	477,934
Futures	(1,861)	—	—
In-Kind Redemptions	52,271 *	—	—
Change in Unrealized Appreciation (Depreciation) of: Investment Securities	(3,601,292)	(150,559)	631,814
Futures	29	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,807,474)	(121,980)	1,229,121
Distributions From:
Net Investment Income	(168,022)	(146,268)	(127,544)
Net Short-Term Gains	—	(14,058)	(14,160)
Net Long-Term Gains	—	(463,917)	(186,026)
Total Distributions	(168,022)	(624,243)	(327,730)
Capital Share Transactions (1):
Shares Issued	1,370,762	1,783,358	1,997,675
Shares Issued in Lieu of Cash Distributions	165,455	600,794	317,835
Shares Redeemed	(980,680)*	(344,913)	(182,182)
Net Increase (Decrease) from Capital Share Transactions	555,537	2,039,239	2,133,328
Total Increase (Decrease) in Net Assets	(3,419,959)	1,293,016	3,034,719
Net Assets
Beginning of Period	10,159,322	8,866,306	5,831,587
End of Period	$6,739,363	$10,159,322	$8,866,306
(1) Shares Issued and Redeemed:
Shares Issued	74,071	75,958	92,566
Shares Issued in Lieu of Cash Distributions	9,754	26,704	15,344
Shares Redeemed	(52,609)	(15,046)	(8,564)
	31,216	87,616	99,346
Undistributed Net Income (Distributions in Excess of Net Investment Income)	$(68)	$1,938	$1,485

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$21.81	$23.44	$20.91	$18.55	$15.41	$13.01
Income from Investment Operations
Net Investment Income (Loss)	0.35	(A)	0.34	(A)	0.36	(A)	0.29	0.23	0.21
Net Gains (Losses) on Securities (Realized and Unrealized)	(8.25)	(0.38)	3.27	2.41	3.09	2.41
Total from Investment Operations	(7.90)	(0.04)	3.63	2.70	3.32	2.62
Less Distributions
Net Investment Income	(0.35)	(0.33)	(0.38)	(0.32)	(0.18)	(0.22)
Net Realized Gains	—	(1.26)	(0.72)	(0.02)	—	—
Total Distributions	(0.35)	(1.59)	(1.10)	(0.34)	(0.18)	(0.22)
Net Asset Value, End of Period	$13.56	$21.81	$23.44	$20.91	$18.55	$15.41
Total Return	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%	20.34%
Net Assets, End of Period (thousands)	$6,739,363	$10,159,322	$8,866,306	$5,831,587	$3,919,913	$2,510,662
Ratio of Expenses to Average Net Assets	0.11	%(B)	0.11%	0.12%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.97	%(B)	1.44%	1.68%	1.56%	1.41%	1.62%
Portfolio Turnover Rate	19	%(C)	9%	13%	9%	7%	7%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
25

  THE DFA INVESTMENT TRUST COMPANY
  THE U.S. LARGE CAP VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen series, of which The U.S. Large Cap Value Series (the "Series") is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The U.S. Large Cap Value Series	$6,607,903	$843,542	—	$7,451,445	$29	—	—	$29

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses on October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses on November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $134 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $134 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

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D.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$2,227,129
Sales	1,690,939

There were no purchases or sales of long-term U.S. government securities.

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to In-Kind redemptions were classified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-in Capital Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$52,271	$(52,271)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$141,704	$186,026	$327,730
2007	160,367	463,876	624,243
2008	168,022	—	168,022

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated (Losses)
$66	$(542,039)	$(541,973)

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For federal income tax purposes, the Trust measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Series had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date (amount in thousands).

Expires on October 31,
2015	2016	Total
$118,411	$423,628	$542,039

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,332,438	$582,282	$(2,463,275)	$(1,880,993)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Futures Contracts:  During the period October 31, 2008, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 2008, the Series had outstanding 235 long futures contracts of the S&P 500 Index®, all of which expire on December 19, 2008. The value of such contracts on October 31, 2008 was $56,829 (in thousands), which resulted in an unrealized gain of $29 (in thousands). Approximately $5,816 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

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Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009.

For the period ended October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
4.03%	$5,774	4	$3	$5,880

There were no outstanding borrowings by the Series under this line of credit at October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009. There were no borrowings by the Series under this line of credit during the period ended October 31, 2008.

H.  Securities Lending:

As of October 31, 2008, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other

30

distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J.  In-Kind Redemptions:

In accordance with guidelines described in the Series' prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $52,271 (in thousands) of net gain.

K.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Cap Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Cap Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

36

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

39

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

40

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, each Fund is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualifying Interest Income(3)	Qualifying Short-Term Capital Gain(4)
U.S. Large Cap Value Portfolio II	15%	—	85%	100%	89%	85%	1%	—
The DFA Investment Trust Company
The U.S. Large Cap Value Series	100%	—	—	100%	85%	83%	1%	—

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

41

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DFA103108-009A

DIMENSIONAL INVESTMENT GROUP INC.

U.S. Large Cap Value Portfolio III

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

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ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FNMA  Federal National Mortgage Association

STRIP  Separate Trading of Registered Interest and Principal Securities

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(y)  The rate shown is the effective yield.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

REIT  Real Estate Investment Trust

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

U.S. Large Cap Value Portfolio III vs. Russell 1000 Value Index
October 31, 1998-October 31, 2008

Growth of $10,000
U.S. Large Cap Value Portfolio III
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$14,536
$13,162

Average Annual Total Return	One Year	Five Years	Ten Years
	-40.10%	1.26%	3.81%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

U.S. Equity Market Review  11 Months Ended October 31, 2008

U.S. equity markets experienced high levels of volatility during the 11-month fiscal year ended October 31, 2008. The behavior of equity markets has been driven in large part by the contraction of lending in credit markets. In addition to heightened volatility, the cross-sectional dispersion of stock returns in equity markets has increased relative to previous levels, and returns even within each asset class have differed greatly. Dimensional Fund Advisors believes that a security's risk characteristics determine its expected return. Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization, and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 11 months ended October 31, 2008, small company stocks slightly outperformed large companies, and mid cap companies underperformed both small and large cap companies. The performance of the Russell Microcap Index® was –33.59%, the Russell 2000 Index® was –29.07%, CRSP 6-10 Index was –32.90%, and MSCI USA Small Cap 1750 Index was –32.21%. Large cap value stocks, as measured by the Russell 1000 Value Index®, slightly outperformed large cap growth stocks, as measured by the Russell 1000 Growth Index®. The value premium was larger among small cap stocks.

Total Return for 11 Months Ended October 31, 2008

Russell 2000 Index® (small cap companies)	–29.07%
Russell Midcap Index® (mid cap companies)	–37.70%
Russell 1000 Index® (large cap companies)	–33.99%
Russell 3000 Value Index®	–32.90%
Russell 3000 Growth Index®	–34.45%

When the large, mid, and small cap market segments are further divided by value and growth characteristics, the distinction in performance within sectors was equally significant.

Total Return for 11 Months Ended October 31, 2008

Russell 1000 Value Index® (large cap value companies)	–33.55%
Russell 1000 Growth Index® (large cap growth companies)	–34.54%
Russell Midcap Value Index® (mid cap value companies)	–35.42%
Russell Midcap Growth Index® (mid cap growth companies)	–40.01%
Russell 2500 Value Index® (small/mid cap value companies)	–29.10%
Russell 2500 Growth Index® (small/mid cap growth companies)	–37.30%
Russell 2000 Value Index® (small cap value companies)	–24.91%
Russell 2000 Growth Index® (small cap growth companies)	–33.26%

Source: Russell data copyright © Russell Investment Group 1995-2008, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 11 months ended October 31, 2008 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

3

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

U.S. Large Cap Value Portfolio III

The U.S. Large Cap Value Portfolio III seeks to capture the returns of U.S. large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. The Master Fund held approximately 200 stocks as of October 31, 2008, and was mostly invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance was determined principally by broad structural trends in the U.S. equity market, rather than by the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, large cap value stocks generally outperformed large cap growth stocks. Total returns were –33.31% for the S&P 500 Index®, –33.55% for the Russell 1000 Value Index®, and –36.55% for the Portfolio. Relative to the Russell 1000 Value Index®, underperformance of the Portfolio was primarily due to the Master Fund's lower-exposure to stocks with neutral value/growth characteristics as measured by book-to-market ("BtM") ratio, and weighting and composition differences of consumer discretionary and consumer staples stocks due to structural differences in the eligible universe of the Master Fund as compared to the Index. Less value-oriented stocks in the middle BtM quartiles, which represented approximately 11% of the Master Fund compared to approximately 47% of the Index, outperformed value stocks in the highest BtM quartile by more than 15 percentage points. Stocks held by the Master Fund in the consumer discretionary sector, which represented approximately 16% of the Master Fund compared to approximately 8% of the Index, underperformed the Index by about 13 percentage points. Stocks held by the Master Fund in the consumer staples sector, which represented approximately 5% of the Master Fund compared to 9% of the Index, underperformed similar stocks held by the Index by approximately 20 percentage points.

4

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$648.40	0.14%	$0.58
Hypothetical 5% Annual Return	$1,000.00	$1,024.43	0.14%	$0.71

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

U.S. LARGE CAP VALUE PORTFOLIO III

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO III

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The U.S. Large Cap Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (90,518,096 Shares) at Value†	$1,227,425
Receivables:
Fund Shares Sold	3,786
Prepaid Expenses and Other Assets	28
Total Assets	1,231,239
LIABILITIES:
Payables:
Affiliated Investment Company Shares Purchased	2,712
Fund Shares Redeemed	1,074
Due to Advisor	10
Accrued Expenses and Other Liabilities	112
Total Liabilities	3,908
NET ASSETS	$1,227,331
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	110,047,778
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.15
Investment in Affiliated Investment Company at Cost	$1,523,698
NET ASSETS CONSIST OF:
Paid-In Capital	$1,548,133
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	6,093
Accumulated Net Realized Gain (Loss)	(30,622)
Net Unrealized Appreciation (Depreciation)	(296,273)
NET ASSETS	$1,227,331
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO III

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$30,044	$24,713
Expenses
Administrative Services Fees	150	172
Accounting & Transfer Agent Fees	33	35
Filing Fees	69	62
Shareholders' Reports	84	79
Directors'/Trustees' Fees & Expenses	—	12
Professional Fees	43	41
Other	10	4
Total Expenses	389	405
Net Investment Income (Loss)	29,655	24,308
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	—	83,262
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(18,481)	(929)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(678,634)	(122,011)
Net Realized and Unrealized Gain (Loss)	(697,115)	(39,678)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(667,460)	$(15,370)

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  U.S. LARGE CAP VALUE PORTFOLIO III

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$29,655	$24,308	$23,043
Capital Gain Distributions Received from Affiliated Investment Company	—	83,262	38,894
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(18,481)	(929)	(343)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(678,634)	(122,011)	162,996
Net Increase (Decrease) in Net Assets Resulting from Operations	(667,460)	(15,370)	224,590
Distributions From:
Net Investment Income	(29,233)	(23,042)	(20,907)
Net Short-Term Gains	(463)	(2,528)	(2,751)
Net Long-Term Gains	(77,610)	(35,469)	(802)
Total Distributions	(107,306)	(61,039)	(24,460)
Capital Share Transactions (1):
Shares Issued	573,859	386,999	316,260
Shares Issued in Lieu of Cash Distributions	106,838	61,039	24,460
Shares Redeemed	(409,826)	(188,907)	(114,928)
Net Increase (Decrease) from Capital Share Transactions	270,871	259,131	225,792
Total Increase (Decrease) in Net Assets	(503,895)	182,722	425,922
Net Assets
Beginning of Period	1,731,226	1,548,504	1,122,582
End of Period	$1,227,331	$1,731,226	$1,548,504
(1) Shares Issued and Redeemed:
Shares Issued	37,800	19,491	17,724
Shares Issued in Lieu of Cash Distributions	6,224	3,141	1,421
Shares Redeemed	(26,294)	(9,517)	(6,419)
	17,730	13,115	12,726
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$6,093	$6,580	$6,053

See accompanying Notes to Financial Statements.
9

DIMENSIONAL INVESTMENT GROUP INC.
U.S. LARGE CAP VALUE PORTFOLIO III
FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$18.75	$19.55	$16.89	$14.91	$12.50	$10.55
Income from Investment Operations
Net Investment Income (Loss)	0.29	(A)	0.28	(A)	0.31	(A)	0.25	0.14	0.16
Net Gains (Losses) (Realized and Unrealized)	(6.76)	(0.33)	2.69	1.91	2.54	1.94
Total from Investment Operations	(6.47)	(0.05)	3.00	2.16	2.68	2.10
Less Distributions
Net Investment Income	(0.29)	(0.27)	(0.29)	(0.18)	(0.27)	(0.15)
Net Realized Gains	(0.84)	(0.48)	(0.05)	—	—	—
Total Distributions	(1.13)	(0.75)	(0.34)	(0.18)	(0.27)	(0.15)
Net Asset Value, End of Period	$11.15	$18.75	$19.55	$16.89	$14.91	$12.50
Total Return	(36.55	)%(C)	(0.35)%	18.10%	14.62%	21.72%	20.23%
Net Assets, End of Period (thousands)	$1,227,331	$1,731,226	$1,548,504	$1,122,582	$821,194	$545,795
Ratio of Expenses to Average Net Assets (D)	0.14	%(B)	0.14%	0.14%	0.17%	0.19%	0.18%
Ratio of Net Investment Income to Average Net Assets	1.98	%(B)	1.41%	1.75%	1.60%	1.02%	1.58%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  U.S. LARGE CAP VALUE PORTFOLIO III
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which U.S. Large Cap Value Portfolio III (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The U.S. Large Cap Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 18% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at their respective daily net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
U.S. Large Cap Value Portfolio III	$1,227,425	—	—	$1,227,425

11

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $24 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from investment in affiliated investment company that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to the utilization of accumulated earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction for income tax

12

purposes were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share. (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$912	$(909)	$(3)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$24,206	$1,558	$25,764
2007	26,436	38,031	64,467
2008	29,705	77,601	107,306

At October 31, 2008, the following net investment income and short-term capital gain and long-term capital gain distributions designated for federal income tax purposes are due to the utilization of accumulated earnings and profits distributed to shareholders upon redemption of shares (amounts in thousands):

Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
$912	—	$912

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings/ (Accumulated Losses)
$6,453	—	$6,453

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,554,657	—	$(327,232)	$(327,232)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

13

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, two shareholders held approximately 81% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of U.S. Large Cap Value Portfolio III and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of U.S. Large Cap Value Portfolio III (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The U.S. Large Cap Value Series vs. Russell 1000 Value Index
October 31, 1998-October 31, 2008

Growth of $10,000
The U.S. Large Cap Value Series
Russell 1000 Value Index
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$14,583
$13,162

Average Annual Total Return	One Year	Five Years	Ten Years
	-40.08%	1.29%	3.84%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$648.60	0.11%	$0.46
Hypothetical 5% Annual Return	$1,000.00	$1,024.58	0.11%	$0.56

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE U.S. LARGE CAP VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Total
12.6%	5.5%	15.1%	30.8%	1.8%	17.4%	4.6%	3.4%	8.7%	0.1%	100.0%

18

THE U.S. LARGE CAP VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (88.7%)
Consumer Discretionary — (11.6%)
CBS Corp. Class B	5,590,306	$54,281,871	0.8%
Comcast Corp. Class A	12,216,542	192,532,702	2.9%
# Comcast Corp. Special Class A Non-Voting	3,110,315	47,961,057	0.7%
* Liberty Media Corp. - Entertainment Class A	3,864,672	62,221,219	0.9%
# Time Warner, Inc.	18,369,180	185,345,026	2.7%
# Tyco Electronics, Ltd.	1,537,111	29,881,438	0.4%
Other Securities		292,496,695	4.4%
Total Consumer Discretionary		864,720,008	12.8%
Consumer Staples — (4.9%)
Archer-Daniels-Midland Co.	1,219,060	25,271,114	0.4%
# Coca-Cola Enterprises, Inc.	3,519,272	35,368,684	0.5%
Kraft Foods, Inc.	5,533,321	161,240,974	2.4%
Molson Coors Brewing Co.	755,890	28,240,050	0.4%
Other Securities		116,481,392	1.7%
Total Consumer Staples		366,602,214	5.4%
Energy — (13.4%)
# Anadarko Petroleum Corp.	3,422,156	120,802,107	1.8%
# Apache Corp.	2,051,191	168,874,555	2.5%
# Chesapeake Energy Corp.	2,496,221	54,841,975	0.8%
# ConocoPhillips	4,659,773	242,401,391	3.6%
# Devon Energy Corp.	1,962,942	158,723,490	2.4%
Marathon Oil Corp.	2,640,550	76,840,005	1.1%
Other Securities		177,364,431	2.6%
Total Energy		999,847,954	14.8%
Financials — (27.3%)
Allstate Corp.	2,540,615	67,046,830	1.0%
# Bank of America Corp.	7,236,574	174,907,994	2.6%
# Capital One Financial Corp.	1,668,884	65,286,742	1.0%
# Chubb Corp.	1,620,173	83,957,365	1.2%
# Cincinnati Financial Corp.	1,305,789	33,937,456	0.5%
CNA Financial Corp.	1,896,282	29,506,148	0.4%
JPMorgan Chase & Co.	7,213,911	297,573,829	4.4%
Loews Corp.	3,808,002	126,463,746	1.9%
# M&T Bank Corp.	440,052	35,688,217	0.5%
# Merrill Lynch & Co., Inc.	1,408,640	26,186,618	0.4%
# MetLife, Inc.	5,000,810	166,126,908	2.5%
# Morgan Stanley	2,999,997	52,409,948	0.8%
# New York Community Bancorp, Inc.	2,223,800	34,824,708	0.5%
# Prudential Financial, Inc.	1,829,600	54,888,000	0.8%
# SunTrust Banks, Inc.	945,360	37,946,750	0.6%
The Travelers Companies, Inc.	5,075,909	215,979,928	3.2%
Unum Group	2,404,389	37,869,127	0.6%
Other Securities		492,099,070	7.3%
Total Financials		2,032,699,384	30.2%
Health Care — (1.6%)
*# WellPoint, Inc.	1,694,537	65,866,653	1.0%
Other Securities		52,007,419	0.8%
Total Health Care		117,874,072	1.8%

19

THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (15.4%)
*# Allied Waste Industries, Inc.	2,682,276	$27,949,316	0.4%
# Burlington Northern Santa Fe Corp.	2,178,273	193,996,993	2.9%
# CSX Corp.	3,309,804	151,324,239	2.2%
FedEx Corp.	432,063	28,243,958	0.4%
# Norfolk Southern Corp.	3,154,102	189,056,874	2.8%
# Northrop Grumman Corp.	2,590,384	121,463,106	1.8%
# Southwest Airlines Co.	5,076,220	59,797,872	0.9%
Union Pacific Corp.	4,066,600	271,526,882	4.0%
Other Securities		105,722,697	1.7%
Total Industrials		1,149,081,937	17.1%
Information Technology — (3.7%)
*# Computer Sciences Corp.	1,361,543	41,064,137	0.6%
*# Symantec Corp.	2,636,076	33,161,836	0.5%
Xerox Corp.	3,605,491	28,916,038	0.4%
Other Securities		170,627,649	2.6%
Total Information Technology		273,769,660	4.1%
Materials — (3.0%)
# Dow Chemical Co.	2,427,760	64,748,359	1.0%
# International Paper Co.	1,643,445	28,300,123	0.4%
# Weyerhaeuser Co.	1,415,829	54,112,984	0.8%
Other Securities		78,273,714	1.1%
Total Materials		225,435,180	3.3%
Telecommunication Services — (7.7%)
# AT&T, Inc.	9,749,000	260,980,730	3.9%
# Verizon Communications, Inc.	8,542,208	253,447,311	3.7%
Other Securities		58,656,568	0.9%
Total Telecommunication Services		573,084,609	8.5%
Utilities — (0.1%)
Total Utilities		4,787,743	0.1%
TOTAL COMMON STOCKS		6,607,902,761	98.1%
	Face Amount
	(000)
TEMPORARY CASH INVESTMENTS — (1.9%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $130,825,000 FNMA 5.50%, 05/01/37 & 6.00%, 05/01/38, valued at $146,641,902) to be repurchased at $144,481,317	$144,470	144,470,000	2.1%

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THE U.S. LARGE CAP VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (9.4%)
§@ DFA Short Term Investment Fund LP	641,002,721	$641,002,721	9.5%
@ PNC Demand Deposit Account 0.22%	10,000,000	10,000,000	0.2%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $65,652,304 FNMA, rates ranging from 5.500% to 7.000%, maturities ranging from 07/01/33 to 09/01/38 & U.S. Treasury STRIP 0.599%(y), 02/15/09, valued at $49,188,211) to be repurchased at $48,070,107	$48,069	48,069,158	0.7%
TOTAL SECURITIES LENDING COLLATERAL		699,071,879	10.4%
TOTAL INVESTMENTS — (100.0%) (Cost $9,331,596,076)		$7,451,444,640	110.6%

See accompanying Notes to Financial Statements.

21

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $690,374 of securities on loan)	$6,607,903
Temporary Cash Investments at Value & Cost	144,470
Collateral Received from Securities on Loan at Value & Cost	699,072
Receivables:
Investment Securities Sold	10,617
Dividends and Interest	12,718
Securities Lending Income	1,430
Fund Shares Sold	4,995
Fund Margin Variation	29
Prepaid Expenses and Other Assets	7
Total Assets	7,481,241
LIABILITIES:
Payables:
Upon Return of Securities Loaned	699,072
Investment Securities Purchased	41,685
Fund Shares Redeemed	136
Due to Advisor	570
Accrued Expenses and Other Liabilities	415
Total Liabilities	741,878
NET ASSETS	$6,739,363
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	497,037,187
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$13.56
Investments at Cost	$8,488,055
NET ASSETS CONSIST OF:
Paid-In Capital	$9,162,464
Undistributed Net Income (Distributions in Excess of Net Investment Income)	(68)
Accumulated Net Realized Gain (Loss)	(542,910)
Net Unrealized Appreciation (Depreciation)	(1,880,123)
NET ASSETS	$6,739,363
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends	$166,659	$152,304
Interest	1,529	4,285
Income from Securities Lending	7,486	2,119
Total Investment Income	175,674	158,708
Expenses
Investment Advisory Services Fees	8,436	10,188
Accounting & Transfer Agent Fees	847	1,011
Custodian Fees	90	108
Shareholders' Reports	82	103
Directors'/Trustees' Fees & Expenses	—	94
Professional Fees	166	157
Other	37	56
Total Expenses	9,658	11,717
Net Investment Income (Loss)	166,016	146,991
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(422,637)	(118,412)
Futures	(1,861)	—
In-Kind Redemptions	52,271 *	—
Change in Unrealized Appreciation (Depreciation) of: Investment Securities	(3,601,292)	(150,559)
Futures	29	—
Net Realized and Unrealized Gain (Loss)	(3,973,490)	(268,971)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(3,807,474)	$(121,980)

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$166,016	$146,991	$119,373
Net Realized Gain (Loss) on:
Investment Securities Sold	(422,637)	(118,412)	477,934
Futures	(1,861)	—	—
In-Kind Redemptions	52,271 *	—	—
Change in Unrealized Appreciation (Depreciation) of: Investment Securities	(3,601,292)	(150,559)	631,814
Futures	29	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(3,807,474)	(121,980)	1,229,121
Distributions From:
Net Investment Income	(168,022)	(146,268)	(127,544)
Net Short-Term Gains	—	(14,058)	(14,160)
Net Long-Term Gains	—	(463,917)	(186,026)
Total Distributions	(168,022)	(624,243)	(327,730)
Capital Share Transactions (1):
Shares Issued	1,370,762	1,783,358	1,997,675
Shares Issued in Lieu of Cash Distributions	165,455	600,794	317,835
Shares Redeemed	(980,680)*	(344,913)	(182,182)
Net Increase (Decrease) from Capital Share Transactions	555,537	2,039,239	2,133,328
Total Increase (Decrease) in Net Assets	(3,419,959)	1,293,016	3,034,719
Net Assets
Beginning of Period	10,159,322	8,866,306	5,831,587
End of Period	$6,739,363	$10,159,322	$8,866,306
(1) Shares Issued and Redeemed:
Shares Issued	74,071	75,958	92,566
Shares Issued in Lieu of Cash Distributions	9,754	26,704	15,344
Shares Redeemed	(52,609)	(15,046)	(8,564)
	31,216	87,616	99,346
Undistributed Net Income (Distributions in Excess of Net Investment Income)	$(68)	$1,938	$1,485

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY

  THE U.S. LARGE CAP VALUE SERIES

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$21.81	$23.44	$20.91	$18.55	$15.41	$13.01
Income from Investment Operations
Net Investment Income (Loss)	0.35	(A)	0.34	(A)	0.36	(A)	0.29	0.23	0.21
Net Gains (Losses) on Securities (Realized and Unrealized)	(8.25)	(0.38)	3.27	2.41	3.09	2.41
Total from Investment Operations	(7.90)	(0.04)	3.63	2.70	3.32	2.62
Less Distributions
Net Investment Income	(0.35)	(0.33)	(0.38)	(0.32)	(0.18)	(0.22)
Net Realized Gains	—	(1.26)	(0.72)	(0.02)	—	—
Total Distributions	(0.35)	(1.59)	(1.10)	(0.34)	(0.18)	(0.22)
Net Asset Value, End of Period	$13.56	$21.81	$23.44	$20.91	$18.55	$15.41
Total Return	(36.53	)%(C)	(0.32)%	18.16%	14.66%	21.68%	20.34%
Net Assets, End of Period (thousands)	$6,739,363	$10,159,322	$8,866,306	$5,831,587	$3,919,913	$2,510,662
Ratio of Expenses to Average Net Assets	0.11	%(B)	0.11%	0.12%	0.14%	0.15%	0.15%
Ratio of Net Investment Income to Average Net Assets	1.97	%(B)	1.44%	1.68%	1.56%	1.41%	1.62%
Portfolio Turnover Rate	19	%(C)	9%	13%	9%	7%	7%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
25

  THE DFA INVESTMENT TRUST COMPANY
  THE U.S. LARGE CAP VALUE SERIES
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen series, of which The U.S. Large Cap Value Series (the "Series") is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

26

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The U.S. Large Cap Value Series	$6,607,903	$843,542	—	$7,451,445	$29	—	—	$29

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

2.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses on October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses on November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $134 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on an accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities, utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $134 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

27

D.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$2,227,129
Sales	1,690,939

There were no purchases or sales of long-term U.S. government securities.

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to In-Kind redemptions were classified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-in Capital	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$52,271	$(52,271)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$141,704	$186,026	$327,730
2007	160,367	463,876	624,243
2008	168,022	—	168,022

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated (Losses)
$66	$(542,039)	$(541,973)

28

For federal income tax purposes, the Trust measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Series had a capital loss carryforward available to offset future realized capital gains through the indicated expiration date (amount in thousands).

Expires on October 31,
2015	2016	Total
$118,411	$423,628	$542,039

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$9,332,438	$582,282	$(2,463,275)	$(1,880,993)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Futures Contracts:  During the period October 31, 2008, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 2008, the Series had outstanding 235 long futures contracts of the S&P 500 Index®, all of which expire on December 19, 2008. The value of such contracts on October 31, 2008 was $56,829 (in thousands), which resulted in an unrealized gain of $29 (in thousands). Approximately $5,816 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

29

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009.

For the period ended October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
4.03%	$5,774	4	$3	$5,880

There were no outstanding borrowings by the Series under this line of credit at October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009. There were no borrowings by the Series under this line of credit during the period ended October 31, 2008.

H.  Securities Lending:

As of October 31, 2008, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or

30

other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J.  In-Kind Redemptions:

In accordance with guidelines described in the Series' prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $52,271 (in thousands) of net gain.

K.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The U.S. Large Cap Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The U.S. Large Cap Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and broker, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

32

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

33

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

34

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

35

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

36

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

39

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

40

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, each Fund is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualifying Interest Income(3)	Qualifying Short-Term Capital Gain(4)
U.S. Large Cap Value Portfolio III	27%	1%	72%	100%	85%	83%	2%	2%
The DFA Investment Trust Company
The U.S. Large Cap Value Series	100%	—	—	100%	85%	84%	1%	—

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

41

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DFA103108-010A

DIMENSIONAL INVESTMENT GROUP INC.

Emerging Markets Portfolio II

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

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ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have generally been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may be Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of October 31, 2008.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

Emerging Markets Portfolio II vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
October 31, 1998-October 31, 2008

Growth of $10,000

Emerging Markets Portfolio II
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$70,000
$56,000
$42,000
$28,000
$14,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$29,792
$26,856
$26,070

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.64%	11.29%	11.53%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

2

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

International Equity Market Review  11 Months Ended October 31, 2008

International equity markets, affected by credit and liquidity problems similar to those experienced in the U.S., experienced high levels of volatility and broadly negative returns for the period under review. Due to the strengthening of the U.S. dollar vs. most developed countries' currencies (with the exception of the Japanese Yen and the Hong Kong dollar), the performance numbers when expressed in U.S. dollars were lower than when expressed in local currencies for all of the largest country constituents of the MSCI World ex USA Index, with the exception of Japan and Hong Kong. Overall, currency exchange rate changes reduced the returns expressed in U.S. dollars: total return for the MSCI World ex USA Index (net dividends) was –37.82% in local currency and –44.37% in U.S. dollars.

Total Returns for 11 Months Ended October 31, 2008

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,111)	–43.55%	–36.33%
United Kingdom ($1,758)	–29.61%	–44.68%
France ($872)	–36.80%	–45.40%
Canada ($786)	–25.69%	–38.91%
Germany ($705)	–37.97%	–46.42%
Switzerland ($704)	–30.05%	–32.39%
Australia ($513)	–35.10%	–51.58%
Spain ($331)	–40.19%	–48.33%
Italy ($301)	–43.34%	–51.06%
Netherlands ($206)	–41.65%	–49.59%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2008, all rights reserved.

Small company stocks were the poorest-performing asset classes in international markets, while large company growth stocks had the best relative results.

Total Returns for 11 Months Ended October 31, 2008

U.S. Dollar Return
MSCI World ex USA Small Cap Index	–50.30%
MSCI World ex USA Value Index	–45.31%
MSCI World ex USA Index	–44.37%
MSCI World ex USA Growth Index	–43.47%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Losses in emerging markets were worse, on average, than in developed country markets, although results varied widely among individual countries. For the 11 months under review, total returns in U.S. dollars were –53.02% for the MSCI Emerging Markets Index (net dividends) and –44.37% for the MSCI World ex USA Index (net dividends).

3

Total Returns for 11 Months Ended October 31, 2008

Country	U.S. Dollar Return
Argentina	–55.00%
Brazil	–51.21%
Chile	–36.59%
China	–59.33%
Czech Republic	–40.25%
Hungary	–58.65%
India	–61.19%
Indonesia	–59.87%
Israel	–23.01%
Malaysia	–40.52%
Mexico	–44.05%
Philippines	–49.76%
Poland	–51.90%
South Africa	–47.38%
South Korea	–55.75%
Taiwan	–43.57%
Thailand	–51.81%
Turkey	–59.24%

Source: Returns are of MSCI indices net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

Emerging Markets Portfolio II

The Emerging Markets Portfolio II seeks to capture the returns of large company stocks in selected emerging markets by purchasing shares of a Master Fund investing in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large company emerging markets stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 520 stocks in 17 emerging countries, and the average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified approach, performance was determined principally by broad structural trends in emerging country stock markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –52.88% for the MSCI Emerging Markets Index (gross dividends), –53.02% for the MSCI Emerging Markets Index (net dividends), and –48.27% for the Portfolio. The Index net of foreign withholding taxes on dividends does not have ten years of performance. The Portfolio intends to include the Index gross of foreign withholding taxes on dividends for performance comparison purposes until the net-dividends Index has at least ten years of data to report.

Relative to the MSCI Emerging Markets Index (net dividends), the better performance of the Portfolio was primarily due to the Master Fund's lower allocation to China and Russia, which underperformed the overall Index; and a greater allocation to Mexico and Israel, which outperformed the Index. On average, Chinese stocks represented approximately 7% of the Master Fund for the period under review compared to 15% in the Index. The Master Fund does not purchase Russian stocks, which represented approximately 10% of the Index. Israeli stocks represented approximately 4% of the Master Fund, compared to 2% of the Index; while Mexican stocks represented approximately 9% of the Master Fund, compared to 5% of the Index.

4

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$531.20	0.34%	$1.31
Hypothetical 5% Annual Return	$1,000.00	$1,023.43	0.34%	$1.73

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008
(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The Emerging Markets Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$112,635
Receivable for Fund Shares Sold	333
Prepaid Expenses and Other Assets	8
Total Assets	112,976
LIABILITIES:
Payables:
Affiliated Investment Company	333
Due to Advisor	16
Accrued Expenses and Other Liabilities	35
Total Liabilities	384
NET ASSETS	$112,592
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	7,388,537
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$15.24
Investment in Affiliated Investment Company at Cost	$85,305
NET ASSETS CONSIST OF:
Paid-In Capital	$166,338
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	5,645
Accumulated Net Realized Gain (Loss)	(86,808)
Deferred Thailand Capital Gains Tax	97
Net Unrealized Foreign Exchange Gain (Loss)	(10)
Net Unrealized Appreciation (Depreciation)	27,330
NET ASSETS	$112,592
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $731 and $260, respectively)	$6,762	$3,244
Interest	18	24
Income from Securities Lending	330	156
Expenses Allocated from Affiliated Investment Company	(410)	(257)
Total Investment Income	6,700	3,167
Expenses
Administrative Services Fees	335	236
Accounting & Transfer Agent Fees	15	14
Filing Fees	4	62
Shareholders' Reports	14	15
Directors'/Trustees' Fees & Expenses	—	2
Professional Fees	10	4
Other	4	2
Total Expenses	382	335
Fees Waived, Expenses Reimbursed, and/or Previously Waived Fees Recovered by Advisor (Note C)	—	(66)
Net Expenses	382	269
Net Investment Income (Loss)	6,318	2,898
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(86,714)	3,885
Futures	(12)	—
Foreign Currency Transactions	(214)	5
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(45,036)	47,846
Futures	2	—
Translation of Foreign Currency Denominated Amounts	(10)	(1)
Change in Deferred Thailand Capital Gains Tax	190	(57)
Net Realized and Unrealized Gain (Loss)	(131,794)	51,678
Net Increase (Decrease) in Net Assets Resulting from Operations	$(125,476)	$54,576

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.
8

DIMENSIONAL INVESTMENT GROUP INC.

EMERGING MARKETS PORTFOLIO II

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$6,318	$2,898	$1,136
Net Realized Gain (Loss) on:
Investment Securities Sold	(86,714)	3,885	526
Futures	(12)	—	—
Foreign Currency Transactions	(214)	5	(15)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(45,036)	47,846	11,201
Futures	2	—	—
Translation of Foreign Currency Denominated Amounts	(10)	(1)	—
Change in Deferred Thailand Capital Gains Tax	190	(57)	19
Net Increase (Decrease) in Net Assets Resulting from Operations	(125,476)	54,576	12,867
Distributions From:
Net Investment Income	(3,152)	(1,289)	(975)
Net Long-Term Gains	(2,284)	—	—
Total Distributions	(5,436)	(1,289)	(975)
Capital Share Transactions (1):
Shares Issued	30,359	240,044	22,833
Shares Issued in Lieu of Cash Distributions	5,436	1,289	975
Shares Redeemed	(102,918)	(46,626)	(7,007)
Net Increase (Decrease) from Capital Share Transactions	(67,123)	194,707	16,801
Total Increase (Decrease) in Net Assets	(198,035)	247,994	28,693
Net Assets
Beginning of Period	310,627	62,633	33,940
End of Period	$112,592	$310,627	$62,633
(1) Shares Issued and Redeemed:
Shares Issued	1,149	9,033	1,204
Shares Issued in Lieu of Cash Distributions	192	59	58
Shares Redeemed	(4,304)	(1,655)	(370)
	(2,963)	7,437	892
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$5,645	$2,703	$1,049

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  EMERGING MARKETS PORTFOLIO II

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$30.01	$21.50	$16.79	$13.03	$9.78	$7.11
Income from Investment Operations
Net Investment Income (Loss)	0.68	(A)	0.53	(A)	0.45	(A)	0.53	(A)	0.24	0.16
Net Gains (Losses) on Securities (Realized and Unrealized)	(14.92)	8.42	4.74	3.47	3.18	2.63
Total from Investment Operations	(14.24)	8.95	5.19	4.00	3.42	2.79
Less Distributions
Net Investment Income	(0.31)	(0.44)	(0.48)	(0.24)	(0.17)	(0.12)
Net Realized Gains	(0.22)	—	—	—	—	—
Total Distributions	(0.53)	(0.44)	(0.48)	(0.24)	(0.17)	(0.12)
Net Asset Value, End of Period	$15.24	$30.01	$21.50	$16.79	$13.03	$9.78
Total Return	(48.27	)%(C)	42.40%	31.67%	31.22%	35.39%	39.88%
Net Assets, End of Period (thousands)	$112,592	$310,627	$62,633	$33,940	$22,778	$13,272
Ratio of Expenses to Average Net Assets (D)	0.35	%(B)	0.39%	0.35%	0.41%	0.53%	0.58%
Ratio of Expenses to Average Net Assets (Excluding Waivers and Assumption of Expenses and/or Recovery of Previously Waived Fees) (D)	0.35	%(B)	0.43%	0.74%	0.81%	0.93%	0.98%
Ratio of Net Investment Income to Average Net Assets	2.82	%(B)	2.13%	2.38%	3.60%	2.43%	2.09%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.
  EMERGING MARKETS PORTFOLIO II
  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the Emerging Markets Portfolio II (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The Emerging Markets Series (the "Series"), a series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 7% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The Portfolio's investment reflects its proportionate interest in the net assets of the Series.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Emerging Markets Portfolio II	$112,635	—	—	$112,635

11

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $4 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment companies are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Emerging Markets Portfolio II recognizes its pro-rata share of net investment income and realized and unrealized gains (losses) of investment securities and foreign currency, on a daily basis, from the Series, which is treated as a partnership for federal income tax purposes.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. The Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.15% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amount paid by the Portfolio is included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to realized net foreign currency gains/losses

12

were classified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$(224)	$224

The tax character of dividends and distributions declared and paid during and the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$975	—	$975
2007	1,289	—	1,289
2008	3,162	$2,274	5,436

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
$5,649	—	$(86,922)	$(81,273)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2008, the Portfolio had capital loss carryforwards of $86,922 (in thousands) available to offset future realized capital gains through October 31, 2016.

Some of the Master Fund's investments are in securities considered to be "passive foreign investment companies" for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are allocated to the Portfolio and are required to be included in distributable net investment income for tax purposes. At October 31, 2008, the Portfolio had no cumulative unrealized appreciation (depreciation) (mark to market) to be included in distributable net investment income for federal tax purposes. For the period December 1, 2007 to October 31, 2008, there were no realized gains on the sale of passive foreign investment companies to be reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$85,189	$(31,733)	$59,179	$27,446

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

13

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, two shareholders held 100% of the outstanding shares of the Portfolio.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Emerging Markets Portfolio II and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Emerging Markets Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The Emerging Markets Series vs.
MSCI Emerging Markets Index (net dividends), MSCI Emerging Markets Index (gross dividends)
October 31, 1998-October 31, 2008

Growth of $10,000
The Emerging Markets Series
MSCI Emerging Markets Index (net dividends)
MSCI Emerging Markets Index (gross dividends)
$70,000
$56,000
$42,000
$28,000
$14,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$29,473
$26,808
$26,070

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.74%	11.33%	11.41%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

Index data not available at the inception of the fund. Index growth is computed from the earliest available date and starts with the portfolio value as of that date.

Prior to April 2002, the returns shown reflect a reimbursement fee of 0.5% of the net asset value at the time of purchase.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

16

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$531.80	0.18%	$0.69
Hypothetical 5% Annual Return	$1,000.00	$1,024.23	0.18%	$0.92

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Other	Total
6.8%	9.9%	11.1%	16.8%	4.8%	8.1%	11.8%	14.2%	11.4%	4.9%	0.2%	100.0%

18

THE EMERGING MARKETS SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		$5,584,351	0.3%
BRAZIL — (16.0%)
COMMON STOCKS — (6.5%)
Perdigao SA ADR	457,126	13,370,936	0.8%
Petroleo Brasilerio SA ADR (71654V101)	1,934,642	42,697,549	2.7%
Petroleo Brasilerio SA ADR (71654V408)	1,223,746	32,906,530	2.0%
Other Securities		23,939,591	1.5%
TOTAL COMMON STOCKS		112,914,606	7.0%
PREFERRED STOCKS — (9.5%)
Banci Itau Holding Financeira SA	1,507,125	16,278,202	1.0%
Banco Bradesco SA	1,636,841	18,774,751	1.2%
Companhia Vale do Rio Doce Series A	2,173,591	25,212,251	1.6%
Gerdau SA Sponsored ADR	2,037,600	13,061,016	0.8%
# Sadia SA ADR	1,234,266	7,479,652	0.5%
# Votorantim Celulose e Papel SA Sponsored ADR	1,181,000	11,916,290	0.7%
Other Securities		72,895,252	4.4%
TOTAL PREFERRED STOCKS		165,617,414	10.2%
TOTAL — BRAZIL		278,532,020	17.2%
CHILE — (3.2%)
COMMON STOCKS — (3.2%)
# Empresa Nacional de Electricidad SA Sponsored ADR	262,585	9,768,162	0.6%
Enersis SA Sponsored ADR	1,398,003	20,131,243	1.3%
# Sociedad Quimica y Minera de Chile SA Sponsored ADR	349,195	7,996,566	0.5%
Other Securities		17,647,476	1.0%
TOTAL — CHILE		55,543,447	3.4%
CHINA — (4.8%)
COMMON STOCKS — (4.8%)
# Bank of China, Ltd.	60,844,000	17,765,768	1.1%
China Resources Enterprise, Ltd.	7,139,000	14,213,048	0.9%
Citic Pacific, Ltd.	17,336,000	14,098,717	0.9%
# Industrial and Commercial Bank of China (Asia), Ltd.	30,590,000	14,393,223	0.9%
Other Securities		22,976,599	1.3%
TOTAL — CHINA		83,447,355	5.1%
CZECH REPUBLIC — (1.9%)
COMMON STOCKS — (1.9%)
CEZ A.S.	323,973	14,169,330	0.9%
Telefonica 02 Czech Republic A.S.	704,007	15,044,164	0.9%
Other Securities		4,619,080	0.3%
TOTAL — CZECH REPUBLIC		33,832,574	2.1%
HUNGARY — (2.3%)
COMMON STOCKS — (2.3%)
*# OTP Bank NYRT	719,020	11,908,444	0.7%
# Richter Gedeon NYRT	115,808	16,000,427	1.0%
Other Securities		12,648,235	0.8%
TOTAL — HUNGARY		40,557,106	2.5%

19

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
INDIA — (9.4%)
COMMON STOCKS — (9.4%)
HDFC Bank, Ltd.	386,733	$8,227,909	0.5%
Hindustan Unilever, Ltd.	1,921,894	8,736,163	0.5%
Infosys Technologies, Ltd.	657,429	19,010,875	1.2%
Infosys Technologies, Ltd. Sponsored ADR	250,600	7,347,592	0.5%
Reliance Industries, Ltd.	1,030,847	29,122,041	1.8%
Other Securities		89,772,216	5.5%
TOTAL COMMON STOCKS		162,216,796	10.0%
PREFERRED STOCKS — (0.0%)
Other Securities		347,069	0.0%
TOTAL — INDIA		162,563,865	10.0%
INDONESIA — (2.1%)
COMMON STOCKS — (2.1%)
PT Astra International Tbk	15,468,561	12,876,057	0.8%
PT Telekomunikasi Indonesia Tbk	15,037,640	7,523,134	0.5%
Other Securities		16,756,269	1.0%
TOTAL — INDONESIA		37,155,460	2.3%
ISRAEL — (5.3%)
COMMON STOCKS — (5.3%)
Bank Hapoalim B.M.	6,655,731	15,071,355	0.9%
Bank Leumi Le-Israel	5,633,015	14,777,977	0.9%
Israel Chemicals, Ltd.	837,943	8,451,396	0.5%
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	869,167	37,269,881	2.3%
Other Securities		16,808,772	1.1%
TOTAL — ISRAEL		92,379,381	5.7%
MALAYSIA — (4.0%)
COMMON STOCKS — (4.0%)
Other Securities		69,964,680	4.3%
MEXICO — (8.6%)
COMMON STOCKS — (8.6%)
Alfa S.A.B. de C.V. Series A	3,812,637	7,822,313	0.5%
# America Movil S.A.B. de C.V. Series L	19,036,559	29,485,030	1.8%
Grupo Mexico S.A.B. de C.V. Series B	21,157,195	16,590,332	1.0%
# Telefonos de Mexico S.A.B. de C.V.	10,416,800	9,309,749	0.6%
# Wal-Mart de Mexico S.A.B. de C.V. Series V	4,692,980	12,582,694	0.8%
Other Securities		73,148,266	4.5%
TOTAL — MEXICO		148,938,384	9.2%
PHILIPPINES — (0.7%)
COMMON STOCKS — (0.7%)
Other Securities		11,676,420	0.7%
POLAND — (1.4%)
COMMON STOCKS — (1.4%)
Bank Pekao SA	163,030	7,414,805	0.5%
Telekomunikacja Polska SA	1,112,400	8,405,484	0.5%
Other Securities		8,202,531	0.5%
TOTAL — POLAND		24,022,820	1.5%
SINGAPORE — (0.0%)
COMMON STOCKS — (0.0%)
Other Securities		138,173	0.0%

20

THE EMERGING MARKETS SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
SOUTH AFRICA — (7.1%)
COMMON STOCKS — (7.1%)
MTN Group, Ltd.	1,745,306	$19,598,239	1.2%
Sasol, Ltd. Sponsored ADR	1,363,425	39,443,885	2.4%
Other Securities		63,499,905	3.9%
TOTAL — SOUTH AFRICA		122,542,029	7.5%
SOUTH KOREA — (10.2%)
COMMON STOCKS — (10.2%)
# POSCO	46,060	12,686,282	0.8%
Samsung Electronics Co., Ltd.	97,139	40,954,158	2.5%
Samsung Electronics Co., Ltd. ADR	52,988	10,979,734	0.7%
SK Telecom Co., Ltd.	56,085	8,901,750	0.5%
Other Securities		103,339,470	6.4%
TOTAL — SOUTH KOREA		176,861,394	10.9%
TAIWAN — (7.6%)
COMMON STOCKS — (7.6%)
Formosa Chemicals & Fiber Co., Ltd.	4,610,141	7,452,770	0.5%
Formosa Plastics Corp.	4,721,167	7,967,558	0.5%
Hon Hai Precision Industry Co., Ltd.	3,761,458	9,079,012	0.6%
Nan Ya Plastic Corp.	6,878,218	9,532,403	0.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	22,275,436	32,412,010	2.0%
Other Securities		65,276,976	3.9%
TOTAL — TAIWAN		131,720,729	8.1%
THAILAND — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		18,868,229	1.2%
TURKEY — (2.3%)
COMMON STOCKS — (2.3%)
* Koc Holding A.S. Series B	3,943,304	7,357,239	0.5%
Other Securities		33,128,805	2.0%
TOTAL — TURKEY		40,486,044	2.5%
		Value†
SECURITIES LENDING COLLATERAL — (11.7%)
§@ DFA Short Term Investment Fund LP	191,178,954	191,178,954	11.7%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $25,549,645 FHLMC, rates ranging from 5.296%(r) to 6.000%, maturities ranging from 12/01/26 to 03/01/33 & FNMA 5.520%(r), 05/01/17, valued at $12,757,896) to be repurchased at $12,508,001	$12,508	12,507,740	0.8%
TOTAL SECURITIES LENDING COLLATERAL		203,686,694	12.5%
TOTAL INVESTMENTS — (100.0%) (Cost $1,345,667,600)		$1,738,501,155	107.0%

See accompanying Notes to Financial Statements.
21

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands)

ASSETS:
Investments at Value (including $180,629 of securities on loan)	$1,534,814
Collateral Received from Securities on Loan at Value & Cost	203,687
Foreign Currencies at Value	13,010
Cash	643
Receivables:
Investment Securities Sold	165,128
Dividends, Interest and Tax Reclaims	2,223
Securities Lending Income	383
Fund Shares Sold	1,445
Fund Margin Variation	32
Prepaid Expenses and Other Assets	3
Total Assets	1,921,368
LIABILITIES:
Payables:
Upon Return of Securities Loaned	203,687
Investment Securities Purchased	90,830
Due to Advisor	144
Loan Payable	1,079
Deferred Thailand Capital Gains Tax	788
Accrued Expenses and Other Liabilities	316
Total Liabilities	296,844
NET ASSETS	$1,624,524
Investments at Cost	$1,141,981
Foreign Currencies at Cost	$12,929

See accompanying Notes to Financial Statements.
22

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $8,965 and $7,660, respectively)	$83,157	$78,304
Interest	218	517
Income from Securities Lending	4,081	3,188
Total Investment Income	87,456	82,009
Expenses
Investment Advisory Services Fees	2,744	3,029
Accounting & Transfer Agent Fees	292	318
Custodian Fees	1,784	2,142
Shareholders' Reports	30	28
Directors'/Trustees' Fees & Expenses	—	25
Professional Fees	94	55
Other	76	65
Total Expenses	5,020	5,662
Net Investment Income (Loss)	82,436	76,347
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(59,927)	143,019
Futures	(361)	—
Foreign Currency Transactions	(1,036)	(111)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,612,126)	859,017
Futures	32	—
Translation of Foreign Currency Denominated Amounts	(139)	(27)
Change in Deferred Thailand Capital Gains Tax	2,797	(884)
Net Realized and Unrealized Gain (Loss)	(1,670,760)	1,001,014
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,588,324)	$1,077,361

See accompanying Notes to Financial Statements.
23

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$82,436	$76,347	$54,451
Net Realized Gain (Loss) on:
Investment Securities Sold	(59,927)	143,019	28,277
Futures	(361)	—	—
Foreign Currency Transactions	(1,036)	(111)	(585)
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(1,612,126)	859,017	484,776
Futures	32	—	—
Translation of Foreign Currency Denominated Amounts	(139)	(27)	(23)
Change in Deferred Thailand Capital Gains Tax	2,797	(884)	902
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,588,324)	1,077,361	567,798
Transactions in Interest:
Contributions	197,789	481,891	455,977
Withdrawals	(692,731)	(266,433)	(461,369)
Net Increase from Transactions in Interest	(494,942)	215,458	(5,392)
Total Increase (Decrease) in Net Assets	(2,083,266)	1,292,819	562,406
Net Assets
Beginning of Period	3,707,790	2,414,971	1,852,565
End of Period	$1,624,524	$3,707,790	$2,414,971

See accompanying Notes to Financial Statements.
24

THE DFA INVESTMENT TRUST COMPANY

THE EMERGING MARKETS SERIES

FINANCIAL HIGHLIGHTS

	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(48.15	)%(C)	42.62%	31.87%	31.23%	35.47%	39.67%
Net Assets, End of Period (thousands)	$1,624,524		$3,707,790	$2,414,971	$1,852,565	$1,160,262	$607,561
Ratio of Expenses to Average Net Assets	0.18	%(B)	0.19%	0.20%	0.27%	0.31%	0.34%
Ratio of Net Investment Income to Average Net Assets	3.00	%(B)	2.52%	2.54%	3.70%	2.63%	2.23%
Portfolio Turnover Rate	19	%(C)	7%	11%	9%	2%	1%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
25

THE DFA INVESTMENT TRUST COMPANY
THE EMERGING MARKETS SERIES
NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen series, of which The Emerging Markets Series (the "Series") is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Unlisted securities for which market quotations are readily available are valued at the mean of the most recent quoted bid and asked prices. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a

26

material impact on the net asset value of the Series. When the Series uses fair value pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The Emerging Markets Series	$610,934	$1,127,567	—	$1,738,501	$32	—	—	$32

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates and exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International

27

Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities on the Statement of Assets and Liabilities in the amount of $44 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

4.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to the Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which they invest, with respect to their investments in issuers existing or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

The Series' investments in Thailand are subject to a 15% governmental capital gains tax. Such taxes are due upon sale of individual securities. The Series accrues for taxes on the capital gains throughout the holding period based on the unrealized gain of the underlying securities. The Series is also subject to a 10% governmental capital gains tax on short-term capital gains for investments in India. Such taxes are due upon sale of individual securities. The taxes for the capital gains are accrued when the capital gains are earned.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.10% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amount paid by the Series is included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the period ended October 31, 2008 to the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$564,288
Sales	1,065,835

There were no purchases or sales of long-term U.S. government securities.

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E.  Federal Income Tax:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and realized and unrealized gains and losses have been deemed to have been "passed through" to its partners.

Some of the Series' investments are in securities considered to be "passive foreign investment companies" for which any unrealized appreciation (depreciation) (mark to market) and/or realized gains are required to be included in distributable net investment income for tax purposes. At October 31, 2008, the Series had cumulative unrealized appreciation (depreciation) (mark to market) of $108 (in thousands) to be included in distributable net investment income for federal tax purposes. For the period December 1, 2007 to October 31, 2008, realized gains on the sale of passive foreign investment companies totaling $0 (in thousands) have been reclassified from accumulated net realized gains to accumulated net investment income for federal tax purposes.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$1,346,314	$480,062	$(87,875)	$392,187

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

3.  Futures Contracts:  During the period December 1, 2007 to October 31, 2008, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as

29

"variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 2008, the Series had outstanding 266 long futures contracts of the S&P 500 Index®, all of which expire on December 19, 2008. The value of such contracts on October 31, 2008 was $64,325 (in thousands), which resulted in an unrealized gain of $32 (in thousands). Approximately $6,584 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Series under this line of credit during the period December 1, 2007 to October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentage and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
3.52%	$6,846	56	$37	$18,238

At October 31, 2008 the Series had a loan outstanding in the amount of $1,079 (in thousands).

H.  Securities Lending:

As of October 31, 2008, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not

30

the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Fund or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

J.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolios' financial statements has not been determined.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Emerging Markets Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statement of assets and liabilities, including the summary schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Emerging Markets Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

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FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

39

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

40

  NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, each portfolio is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Qualifying Interest Income(4)
Emerging Markets Portfolio II	58%	42%	100%	1%	65%	24%	13%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

41

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DFA0103108-011A

DIMENSIONAL INVESTMENT GROUP INC.

Tax-Managed U.S. Marketwide Value Portfolio II

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

FHLMC  Federal Home Loan Mortgage Corporation

FNMA  Federal National Mortgage Association

STRIP  Separate Trading of Registered Interest and Principal Securities

Investment Footnotes

†  See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

(r)  The adjustable rate shown is effective as of October 31, 2008.

(y)  The rate shown is the effective yield.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

REIT  Real Estate Investment Trust

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

Tax-Managed U.S. Marketwide Value Portfolio II vs. Russell 3000 Value Index

December 16, 1998-October 31, 2008

Growth of $10,000
Tax-Managed U.S. Marketwide Value Portfolio II
Russell 3000 Value Index
$30,000
$20,000
$10,000
$0
12/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$13,207
$12,084

Average Annual Total Return	One Year	Five Years	From 12/16/1998
	-41.14%	1.30%	1.94%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

2

MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

U.S. Equity Market Review  11 Months Ended October 31, 2008

U.S. equity markets experienced high levels of volatility during the 11-month fiscal year ended October 31, 2008. The behavior of equity markets has been driven in large part by the contraction of lending in credit markets. In addition to heightened volatility, the cross-sectional dispersion of stock returns in equity markets has increased relative to previous levels, and returns even within each asset class have differed greatly. Dimensional Fund Advisors believes that a security's risk characteristics determine its expected return. Among the most important factors explaining differences in the behavior of diversified equity portfolios are company size and company value/growth characteristics of the portfolio holdings. Size is measured by market capitalization, and "value" classification is a function of stock price relative to one or more fundamental characteristics. Compared to other stocks, value stocks often have lower market value relative to their earnings, dividends, and book value.

For the 11 months ended October 31, 2008, small company stocks slightly outperformed large companies, and mid cap companies underperformed both small and large cap companies. The performance of the Russell Microcap Index® was –33.59%, the Russell 2000 Index® was –29.07%, CRSP 6-10 Index was –32.90%, and MSCI USA Small Cap 1750 Index was –32.21%. Large cap value stocks, as measured by the Russell 1000 Value Index®, slightly outperformed large cap growth stocks, as measured by the Russell 1000 Growth Index®. The value premium was larger among small cap stocks.

Total Return for 11 Months Ended October 31, 2008

Russell 2000 Index® (small cap companies)	–29.07%
Russell Midcap Index® (mid cap companies)	–37.70%
Russell 1000 Index® (large cap companies)	–33.99%
Russell 3000 Value Index®	–32.90%
Russell 3000 Growth Index®	–34.45%

When the large, mid, and small cap market segments are further divided by value and growth characteristics, the distinction in performance within sectors was equally significant.

Total Return for 11 Months Ended October 31, 2008

Russell 1000 Value Index® (large cap value companies)	–33.55%
Russell 1000 Growth Index® (large cap growth companies)	–34.54%
Russell Midcap Value Index® (mid cap value companies)	–35.42%
Russell Midcap Growth Index® (mid cap growth companies)	–40.01%
Russell 2500 Value Index® (small/mid cap value companies)	–29.10%
Russell 2500 Growth Index® (small/mid cap growth companies)	–37.30%
Russell 2000 Value Index® (small cap value companies)	–24.91%
Russell 2000 Growth Index® (small cap growth companies)	–33.26%

Source: Russell data copyright © Russell Investment Group 1995-2008, all rights reserved.

Differences in returns for the various Dimensional U.S. equity funds over the 11 months ended October 31, 2008 were attributable primarily to differences in value/growth and size characteristics as well as the exclusion of REIT securities from most Dimensional portfolios, except for the DFA Real Estate Securities Portfolio and portfolios investing in the U.S. Large Company Series. Moreover, the portfolio construction approach used by Dimensional Fund Advisors generally resulted in portfolios with greater emphasis on value or small company characteristics relative to widely used index benchmarks.

3

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

Tax Managed U.S. Marketwide Value Portfolio II

The Tax-Managed U.S. Marketwide Value Portfolio II seeks to capture the returns of U.S. value stocks by purchasing shares of a Master Fund that invests in such stocks. The Master Fund also seeks to maximize the after-tax value of a shareholder's investment. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to U.S. value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 1,410 stocks and essentially was fully invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in the U.S. equity market, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, total returns were –33.31% for the S&P 500 Index®, –32.90% for the Russell 3000 Value Index® and –37.46% for the Portfolio. Relative to the Russell 3000 Value Index®, underperformance of the Portfolio was primarily due to the Master Fund's lower exposure to stocks with neutral value/growth price characteristics as measured by book-to-market ("BtM") ratio. Less value-oriented stocks in the lowest three BtM quartiles, which accounted for approximately 20% of the Master Fund compared to 53% of the Index, outperformed the Value Index by more than 6 percentage points. Large cap stocks held by the Master Fund underperformed similarly sized stocks held by the Index by approximately 6 percentage points.

4

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$654.00	0.23%	$0.96
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by category.

Affiliated Investment Company	100.0%

6

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The Tax-Managed U.S. Marketwide Value Series of The DFA Investment Trust Company (Affiliated Investment Company) at Value†	$613,732
Receivables:
Affiliated Investment Company	2,724
Fund Shares Sold	708
Prepaid Expenses and Other Assets	25
Total Assets	617,189
LIABILITIES:
Payables:
Fund Shares Redeemed	3,432
Accrued Expenses and Other Liabilities	67
Total Liabilities	3,499
NET ASSETS	$613,690
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	60,180,172
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.20
Investment in Affiliated Investment Company at Cost	$742,432
NET ASSETS CONSIST OF:
Paid-In Capital	$774,627
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	3,645
Accumulated Net Realized Gain (Loss)	(35,882)
Net Unrealized Appreciation (Depreciation)	(128,700)
NET ASSETS	$613,690
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  STATEMENTS OF OPERATIONS

  FOR THE PERIOD ENDED OCTOBER 31, 2008

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends	$18,416	$20,076
Interest	193	354
Income from Securities Lending	1,346	400
Expenses Allocated from Affiliated Investment Company	(1,874)	(2,462)
Total Investment Income	18,081	18,368
Expenses
Accounting & Transfer Agent Fees	24	28
Filing Fees	44	47
Shareholders' Reports	36	51
Directors'/Trustees' Fees & Expenses	—	9
Professional Fees	27	26
Other	4	3
Total Expenses	135	164
Net Investment Income (Loss)	17,946	18,204
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(34,948)	58,675
Futures	(793)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(378,517)	(76,760)
Futures	4	—
Net Realized and Unrealized Gain (Loss)	(414,254)	(18,085)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(396,308)	$119

Investment Income and Realized and Unrealized Gain (Loss) were allocated from the Portfolio's Master Fund (Affiliated Investment Company).

See accompanying Notes to Financial Statements.
8

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$17,946	$18,204	$13,873
Net Realized Gain (Loss) on:
Investment Securities Sold	(34,948)	58,675	22,986
Futures	(793)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(378,517)	(76,760)	104,800
Futures	4	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(396,308)	119	141,659
Distributions From:
Net Investment Income	(19,059)	(17,542)	(12,670)
Net Long-Term Gains	(43,810)	—	—
Total Distributions	(62,869)	(17,542)	(12,670)
Capital Share Transactions (1):
Shares Issued	370,753	209,281	214,031
Shares Issued in Lieu of Cash Distributions	62,846	17,537	12,668
Shares Redeemed	(470,998)	(114,505)	(62,055)
Net Increase (Decrease) from Capital Share Transactions	(37,399)	112,313	164,644
Total Increase (Decrease) in Net Assets	(496,576)	94,890	293,633
Net Assets
Beginning of Period	1,110,266	1,015,376	721,743
End of Period	$613,690	$1,110,266	$1,015,376
(1) Shares Issued and Redeemed:
Shares Issued	26,390	11,360	13,255
Shares Issued in Lieu of Cash Distributions	3,963	966	811
Shares Redeemed	(33,945)	(6,345)	(3,846)
	(3,592)	5,981	10,220
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$3,645	$4,811	$4,619

See accompanying Notes to Financial Statements.
9

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  FINANCIAL HIGHLIGHTS

  (for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$17.41	$17.57	$15.17	$13.20	$11.08	$9.06
Income from Investment Operations
Net Investment Income (Loss)	0.28	(A)	0.29	(A)	0.26	(A)	0.20	0.13	0.05
Net Gains (Losses) on Securities (Realized and Unrealized)	(6.42)	(0.16)	2.39	1.94	2.12	2.01
Total from Investment Operations	(6.14)	0.13	2.65	2.14	2.25	2.06
Less Distributions
Net Investment Income	(0.31)	(0.29)	(0.25)	(0.17)	(0.13)	(0.04)
Net Realized Gains	(0.76)	—	—	—	—	—
Total Distributions	(1.07)	(0.29)	(0.25)	(0.17)	(0.13)	(0.04)
Net Asset Value, End of Period	$10.20	$17.41	$17.57	$15.17	$13.20	$11.08
Total Return	(37.46	)%(C)	0.67%	17.67%	16.36%	20.41%	22.91%
Net Assets, End of Period (thousands)	$613,690	$1,110,266	$1,015,376	$721,743	$505,147	$328,258
Ratio of Expenses to Average Net Assets (D)	0.23	%(B)	0.23%	0.24%	0.26%	0.28%	0.30%
Ratio of Net Investment Income to Average Net Assets	2.07	%(B)	1.59%	1.61%	1.49%	1.11%	0.57%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.

  TAX-MANAGED U.S. MARKETWIDE VALUE PORTFOLIO II

  NOTES TO FINANCIAL STATEMENTS

A.   Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are generally offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which Tax-Managed U.S. Marketwide Value Portfolio II (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The Tax-Managed U.S. Marketwide Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 28% of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.   Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The Portfolio's investment reflects its proportionate interest in the net assets of the Series.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
Tax-Managed Marketwide Value Portfolio II	$613,732	—	—	$613,732

11

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $14 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other: The Portfolio recognizes its pro-rata share, on a daily basis, of net investment income and realized and unrealized gains and losses of investment securities from the Series, which is treated as a partnership for federal income tax purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Portfolio estimates the character of distributions received that may be considered return of capital distributions. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Portfolio is not charged a fee for these services. The Advisor provides investment advisory services to the Series.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.   Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to reclassification of

12

distributions were classified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-In Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
—	$(53)	$53

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gain	Total
2006	$12,670	—	$12,670
2007	18,012	$1,514	19,526
2008	19,112	43,757	62,869

At October 31, 2008, the components of distributable earnings/(accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
$3,659	—	$(36,000)	$(32,341)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. At October 31, 2008, the Portfolio had capital loss carryforwards of $36,000 (in thousands) available to offset future realized capital gains through October 31, 2016.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$742,310	$70,131	$(198,709)	$(128,578)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

13

E.   Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, two shareholders held approximately 92% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically hold shares for the benefit of several other underlying investors.

14

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of Tax-Managed U.S. Marketwide Value Portfolio II and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Tax-Managed U.S. Marketwide Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

15

THE DFA INVESTMENT TRUST COMPANY
PERFORMANCE CHART

The Tax-Managed U.S. Marketwide Value Series vs. Russell 3000 Value Index
December 14, 1998-October 31, 2008

Growth of $10,000
The Tax-Managed U.S. Marketwide Value Series
Russell 3000 Value Index
$30,000
$20,000
$10,000
$0
12/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$13,359
$12,230

Average Annual Total Return	One Year	Five Years	From 12/14/1998
	-41.12%	1.33%	2.06%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

16

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$654.40	0.22%	$0.91
Hypothetical 5% Annual Return	$1,000.00	$1,024.03	0.22%	$1.12

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

17

THE DFA INVESTMENT TRUST COMPANY

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Total
13.4%	5.8%	16.0%	33.4%	2.6%	12.2%	6.1%	2.7%	7.7%	0.1%	100.0%

18

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value†	Percentage of Net Assets**
COMMON STOCKS — (84.9%)
Consumer Discretionary — (11.8%)
Comcast Corp. Class A	3,570,978	$56,278,613	2.6%
Comcast Corp. Special Class A Non-Voting	1,432,185	22,084,293	1.0%
*# Ford Motor Co.	3,834,761	8,398,127	0.4%
* Liberty Media Corp. - Entertainment Class A	668,364	10,760,660	0.5%
Time Warner, Inc.	5,159,956	52,063,956	2.4%
Tyco Electronics, Ltd.	600,698	11,677,569	0.5%
Other Securities		134,359,663	6.1%
Total Consumer Discretionary		295,622,881	13.5%
Consumer Staples — (5.0%)
Archer-Daniels-Midland Co.	457,265	9,479,103	0.4%
# CVS Caremark Corp.	726,214	22,258,459	1.0%
Kraft Foods, Inc.	1,178,778	34,349,591	1.6%
Molson Coors Brewing Co.	246,248	9,199,825	0.4%
Other Securities		50,348,462	2.3%
Total Consumer Staples		125,635,440	5.7%
Energy — (13.5%)
Anadarko Petroleum Corp.	845,068	29,830,900	1.4%
Apache Corp.	403,946	33,256,874	1.5%
Chesapeake Energy Corp.	618,000	13,577,460	0.6%
ConocoPhillips	1,671,850	86,969,637	4.0%
Devon Energy Corp.	498,108	40,277,013	1.8%
# Hess Corp.	198,137	11,929,829	0.6%
Marathon Oil Corp.	845,923	24,616,359	1.1%
Noble Energy, Inc.	177,500	9,198,050	0.4%
Valero Energy Corp.	738,360	15,195,449	0.7%
Other Securities		73,801,716	3.4%
Total Energy		338,653,287	15.5%
Financials — (28.3%)
Allstate Corp.	739,900	19,525,961	0.9%
Bank of America Corp.	2,475,676	59,837,089	2.7%
# Capital One Financial Corp.	617,854	24,170,448	1.1%
Chubb Corp.	390,477	20,234,518	0.9%
Discover Financial Services	719,953	8,819,424	0.4%
# Fifth Third Bancorp	1,011,926	10,979,397	0.5%
Hudson City Bancorp, Inc.	672,553	12,650,722	0.6%
JPMorgan Chase & Co.	2,667,818	110,047,492	5.0%
Loews Corp.	759,497	25,222,895	1.2%
# M&T Bank Corp.	103,167	8,366,844	0.4%
MetLife, Inc.	1,059,505	35,196,756	1.6%
Morgan Stanley	567,849	9,920,322	0.5%
Prudential Financial, Inc.	463,538	13,906,140	0.6%
# SunTrust Banks, Inc.	383,603	15,397,824	0.7%
The Travelers Companies, Inc.	932,958	39,697,363	1.8%
Unum Group	545,000	8,583,750	0.4%
Other Securities		286,175,383	13.1%
Total Financials		708,732,328	32.4%
Health Care — (2.3%)
* WellPoint, Inc.	424,020	16,481,657	0.8%
Other Securities		40,968,859	1.8%
Total Health Care		57,450,516	2.6%

19

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
Industrials — (10.2%)
Burlington Northern Santa Fe Corp.	398,500	$35,490,410	1.6%
CSX Corp.	607,620	27,780,386	1.3%
Norfolk Southern Corp.	661,000	39,620,340	1.8%
Northrop Grumman Corp.	435,224	20,407,653	0.9%
Southwest Airlines Co.	1,077,730	12,695,659	0.6%
Union Pacific Corp.	483,593	32,289,505	1.5%
Other Securities		85,606,824	3.9%
Total Industrials		253,890,777	11.6%
Information Technology — (4.8%)
# Hewlett-Packard Co.	237,000	9,072,360	0.4%
* Symantec Corp.	780,999	9,824,967	0.4%
Xerox Corp.	1,179,032	9,455,837	0.4%
Other Securities		91,040,431	4.2%
Total Information Technology		119,393,595	5.4%
Materials — (2.4%)
International Paper Co.	490,762	8,450,922	0.4%
Weyerhaeuser Co.	311,975	11,923,685	0.6%
Other Securities		38,831,263	1.7%
Total Materials		59,205,870	2.7%
Other — (0.0%)
Total Other		1,710	0.0%
Telecommunication Services — (6.5%)
AT&T, Inc.	3,496,990	93,614,422	4.3%
Sprint Nextel Corp.	3,528,077	11,042,881	0.5%
Verizon Communications, Inc.	1,643,676	48,767,867	2.2%
Other Securities		10,213,254	0.5%
Total Telecommunication Services		163,638,424	7.5%
Utilities — (0.1%)
Total Utilities		2,430,938	0.1%
TOTAL COMMON STOCKS		2,124,655,766	97.0%
RIGHTS/WARRANTS — (0.0%)
TOTAL RIGHTS/WARRANTS		17	0.0%
TEMPORARY CASH INVESTMENTS — (2.0%)
BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	38,403,563	38,403,563	1.8%
	Face Amount
	(000)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $14,345,000 FHLMC 6.275%(r), 09/01/36, valued at $10,738,962) to be repurchased at $10,577,829	$10,577	10,577,000	0.5%
TOTAL TEMPORARY CASH INVESTMENTS		48,980,563	2.3%

20

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

CONTINUED

	Shares	Value†	Percentage of Net Assets**
SECURITIES LENDING COLLATERAL — (13.1%)
§@ DFA Short Term Investment Fund LP	301,849,543	$301,849,543	13.8%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.24%, 11/03/08 (Collateralized by $30,992,549 FNMA, rates ranging from 5.000% to 7.000%, maturities from 11/01/33 to 08/01/38 & U.S. Treasury STRIP 1.573%(y), 05/15/12, valued at $28,175,867) to be repurchased at $27,427,287	$27,427	27,426,740	1.2%
TOTAL SECURITIES LENDING COLLATERAL		329,276,283	15.0%
TOTAL INVESTMENTS — (100.0%) (Cost $2,977,897,731)		$2,502,912,629	114.3%

See accompanying Notes to Financial Statements.
21

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  STATEMENT OF ASSETS AND LIABILITIES

  OCTOBER 31, 2008

  (Amounts in thousands)

ASSETS:
Investments at Value (including $321,044 of securities on loan)	$2,124,656
Temporary Cash Investments at Value & Cost	48,981
Collateral Received from Securities on Loan at Value & Cost	329,276
Receivables:
Investment Securities Sold	1,435
Dividends and Interest	4,286
Fund Shares Sold	13,792
Securities Lending Income	803
Fund Margin Variation	16
Prepaid Expenses and Other Assets	3
Total Assets	2,523,248
LIABILITIES:
Payables:
Upon Return of Securities Loaned	329,276
Fund Shares Redeemed	2,724
Due to Advisor	384
Accrued Expenses and Other Liabilities	140
Total Liabilities	332,524
NET ASSETS	$2,190,724
Investments at Cost	$2,599,641

See accompanying Notes to Financial Statements.
22

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  STATEMENTS OF OPERATIONS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends	$64,864	$69,825
Interest	683	1,231
Income from Securities Lending	4,753	1,392
Total Investment Income	70,300	72,448
Expenses
Investment Advisory Services Fees	6,098	7,949
Accounting & Transfer Agent Fees	318	407
Custodian Fees	62	69
Shareholders' Reports	21	19
Directors'/Trustees' Fees & Expenses	—	32
Professional Fees	61	61
Other	36	27
Total Expenses	6,596	8,564
Net Investment Income (Loss)	63,704	63,884
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	(152,733)	197,904
Futures	(2,752)	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(1,321,745)	(257,139)
Futures	16	—
Net Realized and Unrealized Gain (Loss)	(1,477,214)	(59,235)
Net Increase (Decrease) in Net Assets Resulting from Operations	$(1,413,510)	$4,649

See accompanying Notes to Financial Statements.
23

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  STATEMENTS OF CHANGES IN NET ASSETS

  (Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$63,704	$63,884	$48,576
Net Realized Gain (Loss) on:
Investment Securities Sold	(152,733)	197,904	76,342
Futures	(2,752)	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities	(1,321,745)	(257,139)	364,679
Futures	16	—	—
Net Increase (Decrease) in Net Assets Resulting from Operations	(1,413,510)	4,649	489,597
Transactions in Interest:
Contributions	457,034	478,784	604,686
Withdrawals	(711,380)	(146,412)	(49,111)
Net Increase (Decrease) from Transactions in Interest	(254,346)	332,372	555,575
Total Increase (Decrease) in Net Assets	(1,667,856)	337,021	1,045,172
Net Assets
Beginning of Period	3,858,580	3,521,559	2,476,387
End of Period	$2,190,724	$3,858,580	$3,521,559

See accompanying Notes to Financial Statements.
24

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  FINANCIAL HIGHLIGHTS

	Period Dec. 1, 2007 to Oct. 31, 2008		Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Total Return	(37.44	)%(C)	0.67%	17.70%	16.44%	20.49%	22.88%
Net Assets, End of Period (thousands)	$2,190,724		$3,858,580	$3,521,559	$2,476,387	$1,702,613	$1,085,233
Ratio of Expenses to Average Net Assets	0.22	%(B)	0.22%	0.22%	0.24%	0.25%	0.25%
Ratio of Net Investment Income to Average Net Assets	2.09	%(B)	1.61%	1.63%	1.52%	1.14%	0.61%
Portfolio Turnover Rate	40	%(C)	21%	21%	12%	5%	6%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
25

  THE DFA INVESTMENT TRUST COMPANY

  THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen series, of which The Tax-Managed U.S. Marketwide Value Series (the "Series") is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

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The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The Tax-Managed U.S. Marketwide Value Series	$2,163,005	$339,908	—	$2,502,913	$16	—	—	$16

  *  Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and swaps which are valued at the unrealized appreciation/depreciation on the investment.

2.  Deferred Compensation Plan:  Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $49 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period ended October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the six months ended October 31, 2008, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

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D.  Purchases and Sales of Securities:

For the period ended October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,315,564
Sales	1,500,370

There were no purchases or sales of long-term U.S. government securities.

E.  Federal Income Tax:

No provision for federal income taxes is required since the Series is treated as a partnership for federal income tax purposes. Any net investment income and net realized and unrealized gains and losses have been deemed to have been "passed through" to its partners.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$2,979,112	$243,751	$(719,950)	$(476,199)

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

F.  Financial Instruments:

In accordance with the Series investment objective and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system or with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Futures Contracts:  During the period ended October 31, 2008, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts

28

are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 2008, the Series had outstanding 130 long futures contracts of the S&P 500 Index®, all of which expire on December 19, 2008. The value of such contracts on October 31, 2008 was $31,437 (in thousands), which resulted in an unrealized gain of $16 (in thousands). Approximately $3,218 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009.

For the period ended October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
3.42%	$11,534	26	$29	$36,949

There were no outstanding borrowings by the Series under this line of credit at October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Series under this line of credit during the period ended October 31, 2008.

H.  Securities Lending:

As of October 31, 2008, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided

29

such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnitees; Contractual Obligations:

Under the Trust's organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The Tax-Managed U.S. Marketwide Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The Tax-Managed U.S. Marketwide Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

31

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

34

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

35

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

36

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

37

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

38

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

39

NOTICE TO SHAREHOLDERS

(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2006 to October 31, 2008, the portfolio is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Qualifying Interest Income(3)	Qualifying Short-Term Capital Gain(4)
Tax-Managed U.S. Marketwide Value Portfolio II	30%	70%	100%	92%	81%	2%	—

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

40

DFA103108-008A

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio II

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

Letter to Shareholder	Page
Definitions of Abbreviations and Footnotes	1

Dimensional Investment Group Inc. — DFA International Value Portfolio II

Performance Chart	2

Management's Discussion and Analysis	3

Disclosure of Fund Expenses	5

Disclosure of Portfolio Holdings	6

Statement of Assets and Liabilities	7

Statements of Operations	8

Statements of Changes in Net Assets	9

Financial Highlights	10

Notes to Financial Statements	11

Report of Independent Registered Public Accounting Firm	16

The DFA Investment Trust Company — The DFA International Value Series

Performance Chart	17

Disclosure of Fund Expenses	18

Disclosure of Portfolio Holdings	19

Summary Schedule of Portfolio Holdings	20

Statement of Assets and Liabilities	23

Statements of Operations	24

Statements of Changes in Net Assets	25

Financial Highlights	26

Notes to Financial Statements	27

Report of Independent Registered Public Accounting Firm	34

Fund Management	35

Voting Proxies on Fund Portfolio Securities	42

Notice to Shareholders	43

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have generally been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

DFA International Value Portfolio II vs. MSCI World ex US Index (net dividends)

October 31, 1998-October 31, 2008

Growth of $10,000
DFA International Value Portfolio II
MSCI World ex US Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$16,914
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.08%	5.26%	5.40%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

2

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

International Equity Market Review  11 Months Ended October 31, 2008

International equity markets, affected by credit and liquidity problems similar to those experienced in the U.S., experienced high levels of volatility and broadly negative returns for the period under review. Due to the strengthening of the U.S. dollar vs. most developed countries' currencies (with the exception of the Japanese Yen and the Hong Kong dollar), the performance numbers when expressed in U.S. dollars were lower than when expressed in local currencies for all of the largest country constituents of the MSCI World ex USA Index, with the exception of Japan and Hong Kong. Overall, currency exchange rate changes reduced the returns expressed in U.S. dollars: total return for the MSCI World ex USA Index (net dividends) was –37.82% in local currency and –44.37% in U.S. dollars.

Total Returns for 11 Months Ended October 31, 2008

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,111)	–43.55%	–36.33%
United Kingdom ($1,758)	–29.61%	–44.68%
France ($872)	–36.80%	–45.40%
Canada ($786)	–25.69%	–38.91%
Germany ($705)	–37.97%	–46.42%
Switzerland ($704)	–30.05%	–32.39%
Australia ($513)	–35.10%	–51.58%
Spain ($331)	–40.19%	–48.33%
Italy ($301)	–43.34%	–51.06%
Netherlands ($206)	–41.65%	–49.59%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2008, all rights reserved.

Small company stocks were the poorest-performing asset classes in international markets, while large company growth stocks had the best relative results.

Total Returns for 11 Months Ended October 31, 2008

U.S. Dollar Return
MSCI World ex USA Small Cap Index	–50.30%
MSCI World ex USA Value Index	–45.31%
MSCI World ex USA Index	–44.37%
MSCI World ex USA Growth Index	–43.47%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio II

The DFA International Value Portfolio II seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does

3

not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 530 stocks in 22 developed countries, and essentially was fully invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, growth stocks generally outperformed value stocks in international markets. Total returns were –44.81% for the MSCI EAFE Index (net dividends), –44.37% for the MSCI World ex US Index (net dividends), and –47.93% for the Portfolio. Relative to the MSCI World ex US Index (net dividends), the underperformance of the Portfolio was primarily due to the Master Fund's greater allocation to value stocks in general and financial stocks in particular, both of which underperformed the Index. Value stocks, which accounted for approximately 69% of the Master Fund compared to 28% of the Index, underperformed the Index by approximately 4 percentage points. Financials, which accounted for 44% of the Master Fund compared to 25% of the Index, underperformed the Index by approximately 8 percentage points. A lower allocation to health care stocks, which accounted for less than 1% of the Master Fund compared to 6% of the Index and outperformed the Index by approximately 22 percentage points, also contributed to the underperformance.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$555.10	0.28%	$1.09
Hypothetical 5% Annual Return	$1,000.00	$1,023.73	0.28%	$1.42

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (9,924,891 Shares) at Value†	$113,243
Receivables:
Affiliated Investment Company Shares Sold	144
Prepaid Expenses and Other Assets	10
Total Assets	113,397
LIABILITIES:
Payables:
Fund Shares Redeemed	144
Due to Advisor	1
Accrued Expenses and Other Liabilities	36
Total Liabilities	181
NET ASSETS	$113,216
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	9,773,808
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.58
Investment in Affiliated Investment Company at Cost	$163,103
NET ASSETS CONSIST OF:
Paid-In Capital	$49,266
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	365
Accumulated Net Realized Gain (Loss)	63,585
NET ASSETS	$113,216
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$8,781	$22,591
Expenses
Administrative Services Fees	30	74
Accounting & Transfer Agent Fees	16	22
Filing Fees	18	23
Shareholders' Reports	42	44
Directors'/Trustees' Fees & Expenses	(8)	5
Professional Fees	11	18
Other	5	1
Total Expenses	114	187
Net Investment Income (Loss)	8,667	22,404
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	50,083	16,900
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	82,444	(2,997)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(311,807)	73,136
Net Realized and Unrealized Gain (Loss)	(179,280)	87,039
Net Increase (Decrease) in Net Assets Resulting from Operations	$(170,613)	$109,443

See accompanying Notes to Financial Statements.
8

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO II

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$8,667	$22,404	$16,780
Capital Gain Distributions Received from Affiliated Investment Company	50,083	16,900	9,872
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	82,444	(2,997)	(3,001)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(311,807)	73,136	117,975
Net Increase (Decrease) in Net Assets Resulting from Operations	(170,613)	109,443	141,626
Distributions From:
Net Investment Income	(12,482)	(20,432)	(16,422)
Net Short-Term Gains	(1,773)	(1,258)	(908)
Net Long-Term Gains	(14,297)	(8,778)	(7,264)
Total Distributions	(28,552)	(30,468)	(24,594)
Capital Share Transactions (1):
Shares Issued	18,325	157,119	201,915
Shares Issued in Lieu of Cash Distributions	28,552	30,468	24,594
Shares Redeemed	(497,259)	(125,013)	(62,794)
Net Increase (Decrease) from Capital Share Transactions	(450,382)	62,574	163,715
Total Increase (Decrease) in Net Assets	(649,547)	141,549	280,747
Net Assets
Beginning of Period	762,763	621,214	340,467
End of Period	$113,216	$762,763	$621,214
(1) Shares Issued and Redeemed:
Shares Issued	948	6,917	10,794
Shares Issued in Lieu of Cash Distributions	1,356	1,362	1,405
Shares Redeemed	(24,678)	(5,535)	(3,424)
	(22,374)	2,744	8,775
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$365	$3,680	$1,708

See accompanying Notes to Financial Statements.
9

DIMENSIONAL INVESTMENT GROUP INC.
DFA INTERNATIONAL VALUE PORTFOLIO II
FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$23.73	$21.13	$16.50	$14.69	$11.54	$8.69
Income from Investment Operations
Net Investment Income (Loss)	0.54	(A)	0.70	(A)	0.65	(A)	0.48	0.25	0.18
Net Gains (Losses) (Realized and Unrealized)	(11.35)	2.88	5.01	1.76	3.37	2.87
Total from Investment Operations	(10.81)	3.58	5.66	2.24	3.62	3.05
Less Distributions
Net Investment Income	(0.84)	(0.64)	(0.64)	(0.41)	(0.44)	(0.20)
Net Realized Gains	(0.50)	(0.34)	(0.39)	(0.02)	(0.03)	—
Total Distributions	(1.34)	(0.98)	(1.03)	(0.43)	(0.47)	(0.20)
Net Asset Value, End of Period	$11.58	$23.73	$21.13	$16.50	$14.69	$11.54
Total Return	(47.93	)%(C)	17.29%	35.74%	15.50%	32.11%	35.98%
Net Assets,
End of Period (thousands)	$113,216	$762,763	$621,214	$340,467	$189,176	$69,220
Ratio of Expenses to Average Net Assets (D)	0.26	%(B)	0.25%	0.27%	0.31%	0.37%	0.40%
Ratio of Net Investment Income to Average Net Assets	2.84	%(B)	3.02%	3.41%	3.06%	1.98%	2.41%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
10

DIMENSIONAL INVESTMENT GROUP INC.
DFA INTERNATIONAL VALUE PORTFOLIO II
NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio II (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 2% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at their respective daily net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio II	$113,243	—	—	$113,243

11

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Directors'/Trustees' Fees & Expenses. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $5 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from investment in affiliated investment company that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C. Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the period ended October 31, 2008, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable

12

to a reclassification of distributions were classified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$500	$(500)

The tax character of dividends and distributions declared and paid during the years November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$17,330	$7,264	$24,594
2007	21,690	8,778	30,468
2008	13,755	14,797	25,552

At October 31, 2008, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Total Net Distributable Earnings (Accumulated Losses)
$370	$63,585	$63,955

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Portfolio had no capital loss carryforwards available to offset future realized capital gains.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were not materially different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$113,197	—	—	—

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged

13

interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnities; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, two shareholders held 100% of the outstanding shares of the Portfolio.

I.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

14

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains(Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains(Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

15

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio II and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio II (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

16

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

The DFA International Value Series vs. MSCI World ex US Index (net dividends)

October 31, 1998-October 31, 2008

Growth of $10,000
The DFA International Value Series
MSCI World ex US Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,138
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.03%	5.31%	5.54%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

17

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical example for comparison purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$555.50	0.23%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

18

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Total
12.2%	5.1%	5.5%	41.4%	0.5%	10.0%	3.6%	9.3%	9.0%	3.4%	100.0%

19

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.7%)
COMMON STOCKS — (4.7%)
Australia & New Zealand Banking Group, Ltd.	3,302,749	$38,716,458	0.8%
Commonwealth Bank of Australia	2,119,091	57,926,994	1.2%
# National Australia Bank, Ltd.	3,087,538	50,098,709	1.1%
Other Securities		107,641,792	2.3%
TOTAL — AUSTRALIA		254,383,953	5.4%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		28,305,261	0.6%
BELGIUM — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		29,328,450	0.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		256	0.0%
TOTAL — BELGIUM		29,328,706	0.6%
CANADA — (5.9%)
COMMON STOCKS — (5.9%)
# Barrick Gold Corp.	1,226,832	28,052,344	0.6%
# EnCana Corp.	560,598	28,478,732	0.6%
Petro-Canada	1,205,300	30,140,000	0.6%
Sun Life Financial, Inc.	1,262,400	29,693,056	0.6%
Other Securities		200,692,451	4.4%
TOTAL — CANADA		317,056,583	6.8%
DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		46,987,354	1.0%
FINLAND — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		52,418,538	1.1%
FRANCE — (8.5%)
COMMON STOCKS — (8.5%)
# AXA SA	2,818,397	53,842,817	1.2%
# BNP Paribas SA	1,558,158	112,501,123	2.4%
# Compagnie de Saint-Gobain	580,915	22,415,677	0.5%
Vivendi SA	2,482,257	64,884,026	1.4%
Other Securities		208,936,536	4.3%
TOTAL — FRANCE		462,580,179	9.8%
GERMANY — (8.8%)
COMMON STOCKS — (8.8%)
Allianz SE	442,712	33,313,833	0.7%
# Daimler AG	1,684,003	57,854,323	1.2%
# Deutsche Bank AG	774,190	28,921,349	0.6%
# Deutsche Telekom AG	2,621,866	38,930,629	0.8%
Deutsche Telekom AG Sponsored ADR	2,705,150	40,171,477	0.9%
E.ON AG	1,781,013	68,160,893	1.5%
# E.ON AG Sponsored ADR	1,091,708	41,484,904	0.9%

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Munchener Rueckversicherungs-Gesellschaft AG	388,934	$50,491,309	1.1%
Other Securities		114,673,630	2.4%
TOTAL — GERMANY		474,002,347	10.1%
GREECE — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		14,142,756	0.3%
HONG KONG — (2.5%)
COMMON STOCKS — (2.5%)
# Cheung Kong Holdings, Ltd.	3,224,000	30,955,317	0.7%
Hutchison Whampoa, Ltd.	5,472,000	29,569,976	0.6%
Sun Hung Kai Properties, Ltd.	2,528,000	22,148,070	0.5%
Other Securities		54,353,926	1.1%
TOTAL — HONG KONG		137,027,289	2.9%
IRELAND — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		16,882,601	0.4%
ITALY — (1.9%)
COMMON STOCKS — (1.9%)
UniCredito Italiano SpA	10,088,794	24,697,595	0.5%
Other Securities		78,187,153	1.7%
TOTAL — ITALY		102,884,748	2.2%
JAPAN — (13.3%)
COMMON STOCKS — (13.3%)
FUJIFILM Holdings Corp.	1,077,300	24,799,840	0.5%
Hitachi, Ltd.	6,574,000	30,865,283	0.7%
Tokio Marine Holdings, Inc.	1,457,311	44,952,061	1.0%
Other Securities		621,977,287	13.2%
TOTAL — JAPAN		722,594,471	15.4%
NETHERLANDS — (3.5%)
COMMON STOCKS — (3.5%)
# ArcelorMittal	1,877,993	48,755,658	1.0%
ING Groep NV	3,093,625	29,019,312	0.6%
Koninklijke Philips Electronics NV	3,192,970	59,005,541	1.3%
Other Securities		50,984,660	1.1%
TOTAL — NETHERLANDS		187,765,171	4.0%
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		7,460,246	0.2%
NORWAY — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		42,910,368	0.9%
PORTUGAL — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		6,541,713	0.1%
SINGAPORE — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		57,732,771	1.2%
SPAIN — (4.2%)
COMMON STOCKS — (4.2%)
# Banco Santander Central Hispano SA	7,025,356	75,980,397	1.6%
# Banco Santander SA Sponsored ADR	3,044,700	32,700,078	0.7%
Repsol YPF SA	1,204,043	22,895,968	0.5%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Repsol YPF SA Sponsored ADR	1,285,700	$24,582,584	0.5%
Other Securities		68,834,633	1.5%
TOTAL — SPAIN		224,993,660	4.8%
SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
# Nordea Bank AB	4,247,718	34,046,034	0.7%
Other Securities		94,071,267	2.0%
TOTAL — SWEDEN		128,117,301	2.7%
SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
* Compagnie Financiere Richemont SA Series A	1,125,900	23,669,433	0.5%
Credit Suisse Group AG	1,755,349	65,639,295	1.4%
# Credit Suisse Group AG Sponsored ADR	591,859	22,135,527	0.5%
Holcim, Ltd.	435,033	24,709,544	0.5%
Swiss Re	725,996	30,276,699	0.6%
Zurich Financial SVCS AG	300,246	60,913,201	1.3%
Other Securities		92,813,720	2.0%
TOTAL — SWITZERLAND		320,157,419	6.8%
UNITED KINGDOM — (17.2%)
COMMON STOCKS — (17.2%)
Anglo American P.L.C.	1,329,421	33,356,819	0.7%
Aviva P.L.C.	6,571,996	39,201,982	0.8%
# Barclays P.L.C. Sponsored ADR	2,197,790	23,670,198	0.5%
# HSBC Holdings P.L.C. Sponsored ADR	2,176,243	128,398,337	2.7%
Kingfisher P.L.C.	12,172,495	22,467,306	0.5%
Royal Dutch Shell P.L.C. ADR	1,294,780	71,588,386	1.5%
RSA Insurance Group P.L.C.	12,939,111	28,774,426	0.6%
Vodafone Group P.L.C.	56,881,367	109,423,488	2.3%
Vodafone Group P.L.C. Sponsored ADR	6,370,018	122,750,247	2.6%
William Morrison Supermarkets P.L.C.	6,906,878	29,409,035	0.6%
Other Securities		324,025,564	7.1%
TOTAL — UNITED KINGDOM		933,065,788	19.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $92,080,000 FHLMC 4.50%, 05/01/23, valued at $87,591,100) to be repurchased at $86,299,760	$86,293	86,293,000	1.8%
	Shares
SECURITIES LENDING COLLATERAL — (14.0%)
§@ DFA Short Term Investment Fund LP	757,347,231	757,347,231	16.1%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $3,471,793 FHLMC 7.000%, 08/01/37, valued at $2,958,290) to be repurchased at $2,900,344	$2,900	2,900,284	0.1%
TOTAL SECURITIES LENDING COLLATERAL		760,247,515	16.2%
TOTAL INVESTMENTS — (100.0%) (Cost $7,723,320,604)		$5,413,879,738	115.2%

See accompanying Notes to Financial Statements.
22

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $717,470 of securities on loan)	$4,567,339
Temporary Cash Investments at Value & Cost	86,293
Collateral Received from Securities on Loan at Value & Cost	760,248
Foreign Currencies at Value	14,156
Cash	15
Receivables:
Investment Securities Sold	38,170
Dividends, Interest and Tax Reclaims	15,310
Securities Lending Income	1,186
Fund Shares Sold	10,712
Fund Margin Variation	19
Prepaid Expenses and Other Assets	7
Total Assets	5,493,455
LIABILITIES:
Payables:
Upon Return of Securities Loaned	760,248
Investment Securities Purchased	31,085
Fund Shares Redeemed	510
Due to Advisor	853
Accrued Expenses and Other Liabilities	422
Total Liabilities	793,118
NET ASSETS	$4,700,337
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	412,114,828
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.41
Investments at Cost	$6,876,780
Foreign Currencies at Cost	$14,875
NET ASSETS CONSIST OF:
Paid-In Capital	$4,700,337
NET ASSETS	$4,700,337
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
23

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $28,938 and $23,649, respectively)	$300,627	$278,708
Interest	1,071	2,113
Income from Securities Lending	19,332	14,342
Total Investment Income	321,030	295,163
Expenses
Investment Advisory Services Fees	14,643	18,039
Accounting & Transfer Agent Fees	739	900
Custodian Fees	914	1,185
Shareholders' Reports	78	84
Directors'/Trustees' Fees & Expenses	—	97
Professional Fees	171	139
Other	98	106
Total Expenses	16,643	20,550
Net Investment Income (Loss)	304,387	274,613
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	137,811	654,522
Futures	(1,153)	—
Foreign Currency Transactions	(4,593)	2,498
In-Kind Redemptions	103,024 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,026,911)	403,307
Futures	19	—
Translation of Foreign Currency Denominated Amounts	(76)	(180)
Net Realized and Unrealized Gain (Loss)	(4,791,879)	1,060,147
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,487,492)	$1,334,760

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
24

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$304,387	$274,613	$193,174
Net Realized Gain (Loss) on:
Investment Securities Sold	137,811	654,522	201,700
Futures	(1,153)	—	—
Foreign Currency Transactions	(4,593)	2,498	378
In-Kind Redemptions	103,024 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,026,911)	403,307	1,351,708
Futures	19	—	—
Translation of Foreign Currency Denominated Amounts	(76)	(180)	486
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,487,492)	1,334,760	1,747,446
Distributions From:
Net Investment Income	(293,386)	(278,093)	(202,210)
Net Short-Term Gains	(22,542)	(14,957)	(11,375)
Net Long-Term Gains	(614,160)	(185,943)	(115,307)
Total Distributions	(930,088)	(478,993)	(328,892)
Capital Share Transactions (1):
Shares Issued	927,878	1,731,698	1,589,921
Shares Issued in Lieu of Cash Distributions	916,898	465,562	307,948
Shares Redeemed	(1,365,580)*	(871,558)	(226,869)
Net Increase (Decrease) from Capital Share Transactions	479,196	1,325,702	1,671,000
Total Increase (Decrease) in Net Assets	(4,938,384)	2,181,469	3,089,554
Net Assets
Beginning of Period	9,638,721	7,457,252	4,367,698
End of Period	$4,700,337	$9,638,721	$7,457,252
(1) Shares Issued and Redeemed:
Shares Issued	50,328	72,431	80,546
Shares Issued in Lieu of Cash Distributions	45,073	20,227	16,678
Shares Redeemed	(77,527)	(36,444)	(11,688)
	17,874	56,214	85,536
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$—	$9,727	$(7,523)

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
25

THE DFA INVESTMENT TRUST COMPANY
THE DFA INTERNATIONAL VALUE SERIES
FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$24.45	$22.06	$17.30	$16.04	$12.40	$9.33
Income from Investment Operations
Net Investment Income (Loss)	0.73	(A)	0.73	(A)	0.65	(A)	0.43	0.33	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(11.45)	2.98	5.27	1.95	3.61	3.06
Total from Investment Operations	(10.72)	3.71	5.92	2.38	3.94	3.33
Less Distributions
Net Investment Income	(0.71)	(0.73)	(0.67)	(0.52)	(0.30)	(0.25)
Net Realized Gains	(1.61)	(0.59)	(0.49)	(0.60)	—	(0.01)
Total Distributions	(2.32)	(1.32)	(1.16)	(1.12)	(0.30)	(0.26)
Net Asset Value, End of Period	$11.41	$24.45	$22.06	$17.30	$16.04	$12.40
Total Return	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%	36.24%
Net Assets,
End of Period (thousands)	$4,700,337	$9,638,721	$7,457,252	$4,367,698	$2,804,043	$1,604,778
Ratio of Expenses to Average Net Assets	0.23	%(B)	0.23%	0.23%	0.27%	0.28%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.15	%(B)	3.04%	3.29%	2.71%	2.35%	2.61%
Portfolio Turnover Rate	16	%(C)	16%	8%	10%	15%	14%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
26

THE DFA INVESTMENT TRUST COMPANY
THE DFA INTERNATIONAL VALUE SERIES
NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen investment portfolios, of which The DFA International Value Series (the "Series") is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Series. When the Series uses fair value

27

pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The DFA International Value Series	$1,004,378	$4,409,502	—	$5,413,880	$19	—	—	$19

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $117 (in thousands).

28

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $106 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,266,540
Sales	1,523,257

There were no purchases or sales of long-term U.S. government securities.

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent

29

in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to realized net foreign currency gains/losses and net realized gains on securities considered to be passive foreign investment companies, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$123,628	$(20,126)	$(103,502)

The tax character of dividends and distributions declared and paid during the years November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$213,585	$115,307	$328,892
2007	293,050	185,943	478,993
2008	336,790	613,845	950,635

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2004-2007) and for the period ended October 31, 2008, for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

3.  Futures Contracts:  During the period December 1, 2007 to October 31, 2008, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and

30

are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 2008, the Series had outstanding 156 long futures contracts of the S&P 500 Index®, all of which expire on December 19, 2008. The value of such contracts on October 31, 2008 was $37,725 (in thousands), which resulted in an unrealized gain of $19 (in thousands). Approximately $3,861 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Series under this line of credit during the period ended October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
3.68%	$8,004	31	$25	$27,822

There were no outstanding borrowings by the Series under this line of credit at October 31, 2008.

H.  Securities Lending:

As of October 31, 2008, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

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Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short-Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnities; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J.  In-Kind Redemptions:

In accordance with guidelines described in the Series' prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $103,024 (in thousands) of net gain.

K.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

L.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §336, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 331(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains(Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

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As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains(Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

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  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

34

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

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Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

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Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

40

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

41

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

42

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, the portfolio is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Qualifying Interest Income(4)	Qualifying Short-Term Capital Gain(5)
DFA International Value Portfolio II	48%	—	52%	100%	—	58%	—	1%	—
The DFA Investment Trust Company
The DFA International Value Series	33%	2%	65%	100%	6%	58%	—	—	7%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(5)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

43

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DFA103108-014A

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio III

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

i

[THIS PAGE INTENTIONALLY LEFT BLANK]

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have generally been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

DFA International Value Portfolio III vs. MSCI World ex USA Index (net dividends)
October 31, 1998-October 31, 2008

Growth of $10,000

DFA International Value Portfolio III
MSCI World ex USA Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,072
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.03%	5.28%	5.49%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

2

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

International Equity Market Review  11 Months Ended October 31, 2008

International equity markets, affected by credit and liquidity problems similar to those experienced in the U.S., experienced high levels of volatility and broadly negative returns for the period under review. Due to the strengthening of the U.S. dollar vs. most developed countries' currencies (with the exception of the Japanese Yen and the Hong Kong dollar), the performance numbers when expressed in U.S. dollars were lower than when expressed in local currencies for all of the largest country constituents of the MSCI World ex USA Index, with the exception of Japan and Hong Kong. Overall, currency exchange rate changes reduced the returns expressed in U.S. dollars: total return for the MSCI World ex USA Index (net dividends) was –37.82% in local currency and –44.37% in U.S. dollars.

Total Returns for 11 Months Ended October 31, 2008

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,111)	–43.55%	–36.33%
United Kingdom ($1,758)	–29.61%	–44.68%
France ($872)	–36.80%	–45.40%
Canada ($786)	–25.69%	–38.91%
Germany ($705)	–37.97%	–46.42%
Switzerland ($704)	–30.05%	–32.39%
Australia ($513)	–35.10%	–51.58%
Spain ($331)	–40.19%	–48.33%
Italy ($301)	–43.34%	–51.06%
Netherlands ($206)	–41.65%	–49.59%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2008, all rights reserved.

Small company stocks were the poorest-performing asset classes in international markets, while large company growth stocks had the best relative results.

Total Returns for 11 Months Ended October 31, 2008

U.S. Dollar Return
MSCI World ex USA Small Cap Index	–50.30%
MSCI World ex USA Value Index	–45.31%
MSCI World ex USA Index	–44.37%
MSCI World ex USA Growth Index	–43.47%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

3

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund," does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund." The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

International Equity Portfolio Performance Overview

DFA International Value Portfolio III

The DFA International Value Portfolio III seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 530 stocks in 22 developed countries, and essentially was fully invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, growth stocks generally outperformed value stocks in international markets. Total returns were –44.81% for the MSCI EAFE Index (net dividends), –44.37% for the MSCI World ex US Index (net dividends), and –47.87% for the Portfolio. Relative to the MSCI World ex US Index (net dividends), the underperformance of the Portfolio was primarily due to the Master Fund's greater allocation to value stocks in general and financial stocks in particular, both of which underperformed the Index. Value stocks, which accounted for approximately 69% of the Master Fund compared to 28% of the Index, underperformed the Index by approximately 4 percentage points. Financials, which accounted for 44% of the Master Fund compared to 25% of the Index, underperformed the Index by approximately 8 percentage points. A lower allocation to health care stocks, which accounted for less than 1% of the Master Fund compared to 6% of the Index and outperformed the Index by approximately 22 percentage points, also contributed to the underperformance.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$555.60	0.26%	$1.02
Hypothetical 5% Annual Return	$1,000.00	$1,023.83	0.26%	$1.32

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement.

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (63,639,994 Shares) at Value†	$726,132
Receivables:
Fund Shares Sold	2,913
Prepaid Expenses and Other Assets	26
Total Assets	729,071
LIABILITIES:
Payables:
Affiliated Investment Company Shares Purchased	2,236
Fund Shares Redeemed	678
Due to Advisor	6
Accrued Expenses and Other Liabilities	90
Total Liabilities	3,010
NET ASSETS	$726,061
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	61,868,723
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.74
Investment in Affiliated Investment Company at Cost	$881,999
NET ASSETS CONSIST OF:
Paid-In Capital	$824,587
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	2,317
Accumulated Net Realized Gain (Loss)	(100,843)
NET ASSETS	$726,061
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$38,955	$34,552
Expenses
Administrative Services Fees	96	113
Accounting & Transfer Agent Fees	25	28
Filing Fees	54	42
Shareholders' Reports	81	82
Directors'/Trustees' Fees & Expenses	—	9
Professional Fees	29	26
Other	5	5
Total Expenses	290	305
Net Investment Income (Loss)	38,665	34,247
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	78,527	26,825
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(9,952)	159
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(714,241)	113,019
Net Realized and Unrealized Gain (Loss)	(645,666)	140,003
Net Increase (Decrease) in Net Assets Resulting from Operations	$(607,001)	$174,250

See accompanying Notes to Financial Statements.
8

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$38,665	$34,247	$28,677
Capital Gain Distributions Received from Affiliated Investment Company	78,527	26,825	19,813
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(9,952)	159	(20)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(714,241)	113,019	208,571
Net Increase (Decrease) in Net Assets Resulting from Operations	(607,001)	174,250	257,041
Distributions From:
Net Investment Income	(41,959)	(30,502)	(28,668)
Net Short-Term Gains	(3,276)	(2,370)	(1,779)
Net Long-Term Gains	(24,865)	(17,585)	(19,713)
Total Distributions	(70,100)	(50,457)	(50,160)
Capital Share Transactions (1):
Shares Issued	395,584	215,069	172,619
Shares Issued in Lieu of Cash Distributions	69,191	50,456	50,160
Shares Redeemed	(251,899)	(198,925)	(126,721)
Net Increase (Decrease) from Capital Share Transactions	212,876	66,600	96,058
Total Increase (Decrease) in Net Assets	(464,225)	190,393	302,939
Net Assets
Beginning of Period	1,190,286	999,893	696,954
End of Period	$726,061	$1,190,286	$999,893
(1) Shares Issued and Redeemed:
Shares Issued	22,558	9,221	9,117
Shares Issued in Lieu of Cash Distributions	3,339	2,237	2,843
Shares Redeemed	(13,566)	(8,503)	(6,641)
	12,331	2,955	5,319
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$2,317	$5,669	$1,907

See accompanying Notes to Financial Statements.
9

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$24.03	$21.46	$16.89	$15.03	$11.83	$8.92
Income from Investment Operations
Net Investment Income (Loss)	0.72	(A)	0.71	(A)	0.64	(A)	0.49	0.27	0.22
Net Gains (Losses) (Realized and Unrealized)	(11.64)	2.92	5.10	1.80	3.43	2.91
Total from Investment Operations	(10.92)	3.63	5.74	2.29	3.70	3.13
Less Distributions
Net Investment Income	(0.80)	(0.63)	(0.65)	(0.42)	(0.49)	(0.20)
Net Realized Gains	(0.57)	(0.43)	(0.52)	(0.01)	(0.01)	(0.02)
Total Distributions	(1.37)	(1.06)	(1.17)	(0.43)	(0.50)	(0.22)
Net Asset Value, End of Period	$11.74	$24.03	$21.46	$16.89	$15.03	$11.83
Total Return	(47.87	)%(C)	17.32%	35.67%	15.59%	32.11%	36.09%
Net Assets, End of Period (thousands)	$726,061	$1,190,286	$999,893	$696,954	$532,647	$356,509
Ratio of Expenses to Average Net Assets (D)	0.26	%(B)	0.25%	0.26%	0.30%	0.33%	0.35%
Ratio of Net Investment Income to Average Net Assets	4.03	%(B)	3.02%	3.37%	3.08%	2.07%	2.46%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
10

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO III

NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio III (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 15% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at their respective daily net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio III	$726,132	—	—	$726,132

11

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $15 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from investment in affiliated investment company that represent a return of capital or capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.01% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation (depreciation), as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily

12

attributable to a reclassification of distributions were classified to the following accounts. These reclassifications had no effect on net assets or net value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$(58)	$58

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$31,266	$20,190	$51,456
2007	32,872	17,585	50,457
2008	45,275	24,825	70,100

At October 31, 2008, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings (Accumulated Losses)
$2,332	—	$(100,843)	$(98,511)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Portfolio had capital loss carryforwards available in the amount of $100,843 (in thousands) to offset future realized capital gains expiring in 2016.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were not materially different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$725,840	—	—	—

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes". This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2004-2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit

13

are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, two shareholders held 79% of the outstanding shares of the Portfolio. One or more of the shareholders is an omnibus account, which typically holds shares for the benefit of several other underlying investors.

I.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

14

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains(Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains(Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

15

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio III and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio III (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

16

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

The DFA International Value Series vs. MSCI World ex USA Index (net dividends)

October 31, 1998-October 31, 2008

Growth of $10,000
The DFA International Value Series
MSCI World ex USA Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,138
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.03%	5.31%	5.54%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

17

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical example for comparison purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$555.50	0.23%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

18

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Total
12.2%	5.1%	5.5%	41.4%	0.5%	10.0%	3.6%	9.3%	9.0%	3.4%	100.0%

19

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.7%)
COMMON STOCKS — (4.7%)
Australia & New Zealand Banking Group, Ltd.	3,302,749	$38,716,458	0.8%
Commonwealth Bank of Australia	2,119,091	57,926,994	1.2%
# National Australia Bank, Ltd.	3,087,538	50,098,709	1.1%
Other Securities		107,641,792	2.3%
TOTAL — AUSTRALIA		254,383,953	5.4%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		28,305,261	0.6%
BELGIUM — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		29,328,450	0.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		256	0.0%
TOTAL — BELGIUM		29,328,706	0.6%
CANADA — (5.9%)
COMMON STOCKS — (5.9%)
# Barrick Gold Corp.	1,226,832	28,052,344	0.6%
# EnCana Corp.	560,598	28,478,732	0.6%
Petro-Canada	1,205,300	30,140,000	0.6%
Sun Life Financial, Inc.	1,262,400	29,693,056	0.6%
Other Securities		200,692,451	4.4%
TOTAL — CANADA		317,056,583	6.8%
DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		46,987,354	1.0%
FINLAND — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		52,418,538	1.1%
FRANCE — (8.5%)
COMMON STOCKS — (8.5%)
# AXA SA	2,818,397	53,842,817	1.2%
# BNP Paribas SA	1,558,158	112,501,123	2.4%
# Compagnie de Saint-Gobain	580,915	22,415,677	0.5%
Vivendi SA	2,482,257	64,884,026	1.4%
Other Securities		208,936,536	4.3%
TOTAL — FRANCE		462,580,179	9.8%
GERMANY — (8.8%)
COMMON STOCKS — (8.8%)
Allianz SE	442,712	33,313,833	0.7%
# Daimler AG	1,684,003	57,854,323	1.2%
# Deutsche Bank AG	774,190	28,921,349	0.6%
# Deutsche Telekom AG	2,621,866	38,930,629	0.8%
Deutsche Telekom AG Sponsored ADR	2,705,150	40,171,477	0.9%
E.ON AG	1,781,013	68,160,893	1.5%
# E.ON AG Sponsored ADR	1,091,708	41,484,904	0.9%

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Munchener Rueckversicherungs-Gesellschaft AG	388,934	$50,491,309	1.1%
Other Securities		114,673,630	2.4%
TOTAL — GERMANY		474,002,347	10.1%
GREECE — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		14,142,756	0.3%
HONG KONG — (2.5%)
COMMON STOCKS — (2.5%)
# Cheung Kong Holdings, Ltd.	3,224,000	30,955,317	0.7%
Hutchison Whampoa, Ltd.	5,472,000	29,569,976	0.6%
Sun Hung Kai Properties, Ltd.	2,528,000	22,148,070	0.5%
Other Securities		54,353,926	1.1%
TOTAL — HONG KONG		137,027,289	2.9%
IRELAND — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		16,882,601	0.4%
ITALY — (1.9%)
COMMON STOCKS — (1.9%)
UniCredito Italiano SpA	10,088,794	24,697,595	0.5%
Other Securities		78,187,153	1.7%
TOTAL — ITALY		102,884,748	2.2%
JAPAN — (13.3%)
COMMON STOCKS — (13.3%)
FUJIFILM Holdings Corp.	1,077,300	24,799,840	0.5%
Hitachi, Ltd.	6,574,000	30,865,283	0.7%
Tokio Marine Holdings, Inc.	1,457,311	44,952,061	1.0%
Other Securities		621,977,287	13.2%
TOTAL — JAPAN		722,594,471	15.4%
NETHERLANDS — (3.5%)
COMMON STOCKS — (3.5%)
# ArcelorMittal	1,877,993	48,755,658	1.0%
ING Groep NV	3,093,625	29,019,312	0.6%
Koninklijke Philips Electronics NV	3,192,970	59,005,541	1.3%
Other Securities		50,984,660	1.1%
TOTAL — NETHERLANDS		187,765,171	4.0%
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		7,460,246	0.2%
NORWAY — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		42,910,368	0.9%
PORTUGAL — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		6,541,713	0.1%
SINGAPORE — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		57,732,771	1.2%
SPAIN — (4.2%)
COMMON STOCKS — (4.2%)
# Banco Santander Central Hispano SA	7,025,356	75,980,397	1.6%
# Banco Santander SA Sponsored ADR	3,044,700	32,700,078	0.7%
Repsol YPF SA	1,204,043	22,895,968	0.5%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Repsol YPF SA Sponsored ADR	1,285,700	$24,582,584	0.5%
Other Securities		68,834,633	1.5%
TOTAL — SPAIN		224,993,660	4.8%
SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
# Nordea Bank AB	4,247,718	34,046,034	0.7%
Other Securities		94,071,267	2.0%
TOTAL — SWEDEN		128,117,301	2.7%
SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
* Compagnie Financiere Richemont SA Series A	1,125,900	23,669,433	0.5%
Credit Suisse Group AG	1,755,349	65,639,295	1.4%
# Credit Suisse Group AG Sponsored ADR	591,859	22,135,527	0.5%
Holcim, Ltd.	435,033	24,709,544	0.5%
Swiss Re	725,996	30,276,699	0.6%
Zurich Financial SVCS AG	300,246	60,913,201	1.3%
Other Securities		92,813,720	2.0%
TOTAL — SWITZERLAND		320,157,419	6.8%
UNITED KINGDOM — (17.2%)
COMMON STOCKS — (17.2%)
Anglo American P.L.C.	1,329,421	33,356,819	0.7%
Aviva P.L.C.	6,571,996	39,201,982	0.8%
# Barclays P.L.C. Sponsored ADR	2,197,790	23,670,198	0.5%
# HSBC Holdings P.L.C. Sponsored ADR	2,176,243	128,398,337	2.7%
Kingfisher P.L.C.	12,172,495	22,467,306	0.5%
Royal Dutch Shell P.L.C. ADR	1,294,780	71,588,386	1.5%
RSA Insurance Group P.L.C.	12,939,111	28,774,426	0.6%
Vodafone Group P.L.C.	56,881,367	109,423,488	2.3%
Vodafone Group P.L.C. Sponsored ADR	6,370,018	122,750,247	2.6%
William Morrison Supermarkets P.L.C.	6,906,878	29,409,035	0.6%
Other Securities		324,025,564	7.1%
TOTAL — UNITED KINGDOM		933,065,788	19.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $92,080,000 FHLMC 4.50%, 05/01/23, valued at $87,591,100) to be repurchased at $86,299,760	$86,293	86,293,000	1.8%
	Shares
SECURITIES LENDING COLLATERAL — (14.0%)
§@ DFA Short Term Investment Fund LP	757,347,231	757,347,231	16.1%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $3,471,793 FHLMC 7.000%, 08/01/37, valued at $2,958,290) to be repurchased at $2,900,344	$2,900	2,900,284	0.1%
TOTAL SECURITIES LENDING COLLATERAL		760,247,515	16.2%
TOTAL INVESTMENTS — (100.0%) (Cost $7,723,320,604)		$5,413,879,738	115.2%

See accompanying Notes to Financial Statements.
22

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $717,470 of securities on loan)	$4,567,339
Temporary Cash Investments at Value & Cost	86,293
Collateral Received from Securities on Loan at Value & Cost	760,248
Foreign Currencies at Value	14,156
Cash	15
Receivables:
Investment Securities Sold	38,170
Dividends, Interest and Tax Reclaims	15,310
Securities Lending Income	1,186
Fund Shares Sold	10,712
Fund Margin Variation	19
Prepaid Expenses and Other Assets	7
Total Assets	5,493,455
LIABILITIES:
Payables:
Upon Return of Securities Loaned	760,248
Investment Securities Purchased	31,085
Fund Shares Redeemed	510
Due to Advisor	853
Accrued Expenses and Other Liabilities	422
Total Liabilities	793,118
NET ASSETS	$4,700,337
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	412,114,828
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.41
Investments at Cost	$6,876,780
Foreign Currencies at Cost	$14,875
NET ASSETS CONSIST OF:
Paid-In Capital	$4,700,337
NET ASSETS	$4,700,337
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
23

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $28,938 and $23,649, respectively)	$300,627	$278,708
Interest	1,071	2,113
Income from Securities Lending	19,332	14,342
Total Investment Income	321,030	295,163
Expenses
Investment Advisory Services Fees	14,643	18,039
Accounting & Transfer Agent Fees	739	900
Custodian Fees	914	1,185
Shareholders' Reports	78	84
Directors'/Trustees' Fees & Expenses	—	97
Professional Fees	171	139
Other	98	106
Total Expenses	16,643	20,550
Net Investment Income (Loss)	304,387	274,613
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	137,811	654,522
Futures	(1,153)	—
Foreign Currency Transactions	(4,593)	2,498
In-Kind Redemptions	103,024 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,026,911)	403,307
Futures	19	—
Translation of Foreign Currency Denominated Amounts	(76)	(180)
Net Realized and Unrealized Gain (Loss)	(4,791,879)	1,060,147
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,487,492)	$1,334,760

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
24

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$304,387	$274,613	$193,174
Net Realized Gain (Loss) on:
Investment Securities Sold	137,811	654,522	201,700
Futures	(1,153)	—	—
Foreign Currency Transactions	(4,593)	2,498	378
In-Kind Redemptions	103,024 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,026,911)	403,307	1,351,708
Futures	19	—	—
Translation of Foreign Currency Denominated Amounts	(76)	(180)	486
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,487,492)	1,334,760	1,747,446
Distributions From:
Net Investment Income	(293,386)	(278,093)	(202,210)
Net Short-Term Gains	(22,542)	(14,957)	(11,375)
Net Long-Term Gains	(614,160)	(185,943)	(115,307)
Total Distributions	(930,088)	(478,993)	(328,892)
Capital Share Transactions (1):
Shares Issued	927,878	1,731,698	1,589,921
Shares Issued in Lieu of Cash Distributions	916,898	465,562	307,948
Shares Redeemed	(1,365,580)*	(871,558)	(226,869)
Net Increase (Decrease) from Capital Share Transactions	479,196	1,325,702	1,671,000
Total Increase (Decrease) in Net Assets	(4,938,384)	2,181,469	3,089,554
Net Assets
Beginning of Period	9,638,721	7,457,252	4,367,698
End of Period	$4,700,337	$9,638,721	$7,457,252
(1) Shares Issued and Redeemed:
Shares Issued	50,328	72,431	80,546
Shares Issued in Lieu of Cash Distributions	45,073	20,227	16,678
Shares Redeemed	(77,527)	(36,444)	(11,688)
	17,874	56,214	85,536
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$—	$9,727	$(7,523)

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
25

THE DFA INVESTMENT TRUST COMPANY
THE DFA INTERNATIONAL VALUE SERIES
FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$24.45	$22.06	$17.30	$16.04	$12.40	$9.33
Income from Investment Operations
Net Investment Income (Loss)	0.73	(A)	0.73	(A)	0.65	(A)	0.43	0.33	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(11.45)	2.98	5.27	1.95	3.61	3.06
Total from Investment Operations	(10.72)	3.71	5.92	2.38	3.94	3.33
Less Distributions
Net Investment Income	(0.71)	(0.73)	(0.67)	(0.52)	(0.30)	(0.25)
Net Realized Gains	(1.61)	(0.59)	(0.49)	(0.60)	—	(0.01)
Total Distributions	(2.32)	(1.32)	(1.16)	(1.12)	(0.30)	(0.26)
Net Asset Value, End of Period	$11.41	$24.45	$22.06	$17.30	$16.04	$12.40
Total Return	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%	36.24%
Net Assets,
End of Period (thousands)	$4,700,337	$9,638,721	$7,457,252	$4,367,698	$2,804,043	$1,604,778
Ratio of Expenses to Average Net Assets	0.23	%(B)	0.23%	0.23%	0.27%	0.28%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.15	%(B)	3.04%	3.29%	2.71%	2.35%	2.61%
Portfolio Turnover Rate	16	%(C)	16%	8%	10%	15%	14%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
26

THE DFA INVESTMENT TRUST COMPANY
THE DFA INTERNATIONAL VALUE SERIES
NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen investment portfolios, of which The DFA International Value Series (the "Series") is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Series. When the Series uses fair value

27

pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/ Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The DFA International Value Series	$1,004,378	$4,409,502	—	$5,413,880	$19	—	—	$19

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008,

28

the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $117 (in thousands).

Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $117 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,266,540
Sales	1,523,257

There were no purchases or sales of long-term U.S. government securities.

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

29

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to realized net foreign currency gains/losses and net realized gains on securities considered to be passive foreign investment companies, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$123,628	$(20,126)	$(103,502)

The tax character of dividends and distributions declared and paid during the years November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$213,585	$115,307	$328,892
2007	293,050	185,943	478,993
2008	336,790	613,845	950,635

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008) and for the period ended October 31, 2008, for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

3.  Futures Contracts:  During the period December 1, 2007 to October 31, 2008, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange

30

on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 2008, the Series had outstanding 156 long futures contracts of the S&P 500 Index®, all of which expire on December 19, 2008. The value of such contracts on October 31, 2008 was $37,725 (in thousands), which resulted in an unrealized gain of $19 (in thousands). Approximately $3,861 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Series under this line of credit during the period ended October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
3.68%	$8,004	31	$25	$27,822

There were no outstanding borrowings by the Series under this line of credit at October 31, 2008.

H.  Securities Lending:

As of October 31, 2008, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result

31

of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short-Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnities; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J.  In-Kind Redemptions:

In accordance with guidelines described in the Series' prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $103,024 (in thousands) of net gain.

K.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

L.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

32

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains(Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains(Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

33

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

34

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

35

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

36

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

37

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

40

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

41

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

42

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, the portfolio is designating the following items with regard to distributions paid during the period.

Dimensionl Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Received Deductions(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Qualifying Interest Income(4)	Qualifying Short-Term Capital Gain(5)
DFA International Value Portfolio III	64%	1%	35%	100%	—	58%	—	1%	1%
The DFA Investment Trust Company
The DFA International Value Series	33%	2%	65%	100%	6%	58%	—	—	7%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income and distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(5)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

43

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DFA103108-015A

DIMENSIONAL INVESTMENT GROUP INC.

DFA International Value Portfolio IV

Annual Report

Period Ended October 31, 2008

Dimensional Fund Advisors
6300 Bee Cave Road, Building One
Austin, TX 78746

December 2008

Dear Fellow Shareholder,

This has been a challenging year for investors. After drifting lower throughout the spring and summer, stock markets around the world plummeted in mid September on news that the ongoing credit crisis was driving some leading financial services companies toward failure. As the effects of this distress rippled through the financial world, investors became increasingly anxious and stock prices continued to decline sharply. In the month of October, the S&P 500 Index fell 16.8% or 196 points—its worst-ever monthly point decline.

Markets like this test investors' resolve. It is difficult to stick with a long-term investment plan when one sees the dramatic effects of high market volatility on a portfolio's value. Very few people are having a positive investment experience right now. But investors who have based their approach on a sensible risk/return framework tend to be in better shape than those who have not.

The recent market turbulence illustrates the reason why Dimensional believes that markets are efficient. History has shown time and again that prices cannot be predicted in public equity markets. This "random walk" makes diversification very important. Although the broad diversification in our portfolios didn't prevent negative performance this year, we believe it helped our shareholders avoid the extreme losses experienced by investors who concentrated their holdings in individual companies, industry sectors, or markets.

The unpredictability of stock prices also makes it important for investors to take a hard look at their own portfolios and determine how much risk and what types of risk they should take. Investors who hold asset mixes that accurately reflect their tolerance for risk are better able to withstand down markets.

Nobody knows when the capital markets will recover, but over time we can expect them to again offer a premium to investors who are willing to invest in relatively risky assets such as stocks. My view is that investors who have already paid for risk should stay invested and earn the return that can be expected when markets turn around. If markets continue to be so volatile, it's also important to understand that pulling money out of stocks, even for short periods of time, can result in significant missed opportunities.

All of us at Dimensional take our job as the steward of your assets very seriously and hope to have the opportunity to serve you for many years to come.

Sincerely,

David G. Booth
Chairman and Chief Executive Officer

[THIS PAGE INTENTIONALLY LEFT BLANK]

ANNUAL REPORT

This report is submitted for the information of the Fund's shareholders. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.
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DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Statement of Assets and Liabilities/Summary Schedule of Portfolio Holdings

Investment Abbreviations

ADR  American Depositary Receipt

FHLMC  Federal Home Loan Mortgage Corporation

Investment Footnotes

†  See Note B to Financial Statements.

††  Securities have generally been fair valued. See Note B to Financial Statements.

**  Calculated as a percentage of total net assets. Percentages shown parenthetically next to the category headings have been calculated as a percentage of total investments. "Other Securities" are those securities that are not among the top 50 holdings of the Fund or do not represent more than 1.0% of the net assets of the Fund. Some of the individual securities within this category may include Total or Partial Securities on Loan and/or Non-Income Producing Securities.

*  Non-Income Producing Securities.

#  Total or Partial Securities on Loan.

@  Security purchased with cash proceeds from Securities on Loan.

§  Affiliated Fund.

Financial Highlights

(A)  Computed using average shares outstanding.

(B)  Annualized

(C)  Non-Annualized

(D)  Represents the combined ratios for the respective portfolio and its respective pro-rata share of its Master Fund Series.

All Statements and Schedules

—  Amounts designated as — are either zero or rounded to zero.

SEC  Securities and Exchange Commission

1

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

DFA International Value Portfolio IV vs. MSCI World ex USA Index (net dividends)
October 31, 1998-October 31, 2008

Growth of $10,000

DFA International Value Portfolio IV
MSCI World ex US Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,144
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.04%	5.28%	5.54%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

2

DIMENSIONAL INVESTMENT GROUP INC.
MANAGEMENT'S DISCUSSION AND ANALYSIS

On September 16, 2008, at a regular meeting of the Board of Directors/Trustees (the "Board") of the funds covered by this report, the Board voted to change the fiscal and tax year ends of the funds from November 30 to October 31. Therefore, the following discussion generally covers the 11-month period ended October 31, 2008.

International Equity Market Review  11 Months Ended October 31, 2008

International equity markets, affected by credit and liquidity problems similar to those experienced in the U.S., experienced high levels of volatility and broadly negative returns for the period under review. Due to the strengthening of the U.S. dollar vs. most developed countries' currencies (with the exception of the Japanese Yen and the Hong Kong dollar), the performance numbers when expressed in U.S. dollars were lower than when expressed in local currencies for all of the largest country constituents of the MSCI World ex USA Index, with the exception of Japan and Hong Kong. Overall, currency exchange rate changes reduced the returns expressed in U.S. dollars: total return for the MSCI World ex USA Index (net dividends) was –37.82% in local currency and –44.37% in U.S. dollars.

Total Returns for 11 Months Ended October 31, 2008

Ten Largest Foreign Developed Markets by Market Cap (BB)	Local Currency Return	U.S. Dollar Return
Japan ($2,111)	–43.55%	–36.33%
United Kingdom ($1,758)	–29.61%	–44.68%
France ($872)	–36.80%	–45.40%
Canada ($786)	–25.69%	–38.91%
Germany ($705)	–37.97%	–46.42%
Switzerland ($704)	–30.05%	–32.39%
Australia ($513)	–35.10%	–51.58%
Spain ($331)	–40.19%	–48.33%
Italy ($301)	–43.34%	–51.06%
Netherlands ($206)	–41.65%	–49.59%

Country market capitalizations (in parentheses) are in USD billions. Source: Returns are of MSCI indices net of foreign withholding taxes on dividends. Country market capitalizations are based on country carve-outs of the MSCI All-Country World Investable Market Index. MSCI data copyright MSCI 2008, all rights reserved.

Small company stocks were the poorest-performing asset classes in international markets, while large company growth stocks had the best relative results.

Total Returns for 11 Months Ended October 31, 2008

U.S. Dollar Return
MSCI World ex USA Small Cap Index	–50.30%
MSCI World ex USA Value Index	–45.31%
MSCI World ex USA Index	–44.37%
MSCI World ex USA Growth Index	–43.47%

Source: MSCI indices are net of foreign withholding taxes on dividends, copyright MSCI 2008, all rights reserved.

Master-Feeder Structure

The portfolio described below, called a "Feeder Fund", does not buy individual securities directly; instead, the portfolio invests in a corresponding fund called a "Master Fund". The Master Fund, in turn, purchases stocks, bonds, and/or other securities.

3

International Equity Portfolio Performance Overview

DFA International Value Portfolio IV

The DFA International Value Portfolio IV seeks to capture the returns of international large company value stocks by purchasing shares of a Master Fund that invests in such stocks. The investment strategy employs a disciplined, quantitative approach, emphasizing broad diversification and consistent exposure to large cap value stocks, but does not attempt to track closely a specific equity index. As of October 31, 2008, the Master Fund held approximately 530 stocks in 22 developed countries, and essentially was fully invested in equities throughout the year: average cash levels for the 11 months ended October 31, 2008 were in general less than 1% of the Master Fund's assets.

As a result of the Master Fund's diversified investment approach, performance principally was determined by broad structural trends in global equity markets, rather than the behavior of a limited number of stocks. For the 11 months ended October 31, 2008, growth stocks generally outperformed value stocks in international markets. Total returns were –44.81% for the MSCI EAFE Index (net dividends), –44.37% for the MSCI World ex US Index (net dividends), and –47.88% for the Portfolio. Relative to the MSCI World ex US Index (net dividends), the underperformance of the Portfolio was primarily due to the Master Fund's greater allocation to value stocks in general and financial stocks in particular, both of which underperformed the Index. Value stocks, which accounted for approximately 69% of the Master Fund compared to 28% of the Index, underperformed the Index by approximately 4 percentage points. Financials, which accounted for 44% of the Master Fund compared to 25% of the Index, underperformed the Index by approximately 8 percentage points. A lower allocation to health care stocks, which accounted for less than 1% of the Master Fund compared to 6% of the Index and outperformed the Index by approximately 22 percentage points, also contributed to the underperformance.

4

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual Fund Return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical Example for Comparison Purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

  Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return $1,000.00		$555.50	0.26%	$1.02
Hypothetical 5% Annual Return $1,000.00		$1,023.83	0.26%	$1.32

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period. The Portfolio is a Feeder Fund. The expenses shown reflect the direct expenses of the Feeder Fund and the indirect payment of the Feeder Fund's portion of the expenses of its Master Fund.

5

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

DISCLOSURE OF PORTFOLIO HOLDINGS
(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For Dimensional Investment Group Inc., this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. Dimensional Investment Group Inc. filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement

The categories of industry classification for the Affiliated Investment Company are represented in the Disclosure of Portfolio Holdings, which are included elsewhere within the report. Refer to the Summary Schedule of Portfolio Holdings for the underlying Master Fund's holdings which reflect the investments by country.

Affiliated Investment Company	100.0%

6

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investment in The DFA International Value Series of The DFA Investment Trust Company (Affiliated Investment Company) (26,630,977 Shares) at Value†	$303,860
Receivable for Fund Shares Sold	772
Prepaid Expenses and Other Assets	9
Total Assets	304,641
LIABILITIES:
Payables:
Affiliated Investment Company Shares Purchased	772
Due to Advisor	7
Accrued Expenses and Other Liabilities	40
Total Liabilities	819
NET ASSETS	$303,822
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	29,053,405
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$10.46
Investment in Affiliated Investment Company at Cost	$385,912
NET ASSETS CONSIST OF:
Paid-In Capital	$384,559
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	19,867
Accumulated Net Realized Gain (Loss)	(100,604)
NET ASSETS	$303,822
(1) NUMBER OF SHARES AUTHORIZED	200,000,000

See accompanying Notes to Financial Statements.
7

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Income Distributions Received from Affiliated Investment Company	$20,881	$22,107
Expenses
Administrative Services Fees	73	80
Accounting & Transfer Agent Fees	19	21
Filing Fees	19	24
Shareholders' Reports	20	22
Directors'/Trustees' Fees & Expenses	—	4
Professional Fees	18	17
Other	1	—
Total Expenses	150	168
Net Investment Income (Loss)	20,731	21,939
Realized and Unrealized Gain (Loss)
Capital Gain Distributions Received from Affiliated Investment Company	47,885	15,399
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(29,440)	(1,925)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(349,427)	68,316
Net Realized and Unrealized Gain (Loss)	(330,982)	81,790
Net Increase (Decrease) in Net Assets Resulting from Operations	$(310,251)	$103,729

See accompanying Notes to Financial Statements.
8

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$20,731	$21,939	$14,668
Capital Gain Distributions Received from Affiliated Investment Company	47,885	15,399	8,723
Net Realized Gain (Loss) on Affiliated Investment Company Shares Sold	(29,440)	(1,925)	(1,989)
Change in Unrealized Appreciation (Depreciation) of Affiliated Investment Company Shares	(349,427)	68,316	103,656
Net Increase (Decrease) in Net Assets Resulting from Operations	(310,251)	103,729	125,058
Distributions From:
Net Investment Income	(21,806)	(14,495)	(7,638)
Net Short-Term Gains	(1,695)	(1,177)	(805)
Net Long-Term Gains	(14,217)	(7,928)	(7,663)
Total Distributions	(37,718)	(23,600)	(16,106)
Capital Share Transactions (1):
Shares Issued	34,072	166,017	158,759
Shares Issued in Lieu of Cash Distributions	37,718	23,600	16,106
Shares Redeemed	(149,620)	(105,380)	(23,163)
Net Increase (Decrease) from Capital Share Transactions	(77,830)	84,237	151,702
Total Increase (Decrease) in Net Assets	(425,799)	164,366	260,654
Net Assets
Beginning of Period	729,621	565,255	304,601
End of Period	$303,822	$729,621	$565,255
(1) Shares Issued and Redeemed:
Shares Issued	1,932	8,266	9,506
Shares Issued in Lieu of Cash Distributions	1,981	1,270	1,111
Shares Redeemed	(9,233)	(5,148)	(1,456)
	(5,320)	4,388	9,161
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$19,867	$20,554	$13,125

See accompanying Notes to Financial Statements.
9

DIMENSIONAL INVESTMENT GROUP INC.

DFA INTERNATIONAL VALUE PORTFOLIO IV

FINANCIAL HIGHLIGHTS

(for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$21.23	$18.85	$14.63	$12.94	$10.19	$7.49
Income from Investment Operations
Net Investment Income (Loss)	0.62	(A)	0.63	(A)	0.57	(A)	0.40	0.20	0.18
Net Gains (Losses) (Realized and Unrealized)	(10.29)	2.53	4.41	1.58	2.95	2.52
Total from Investment Operations	(9.67)	3.16	4.98	1.98	3.15	2.70
Less Distributions
Net Investment Income	(0.64)	(0.48)	(0.36)	(0.27)	(0.22)	—
Net Realized Gains	(0.46)	(0.30)	(0.40)	(0.02)	(0.18)	—
Total Distributions	(1.10)	(0.78)	(0.76)	(0.29)	(0.40)	—
Net Asset Value, End of Period	$10.46	$21.23	$18.85	$14.63	$12.94	$10.19
Total Return	(47.88	)%(C)	17.32%	35.65%	15.58%	31.99%	36.05%
Net Assets, End of Period
(thousands)	$303,822	$729,621	$565,255	$304,601	$203,569	$120,092
Ratio of Expenses to Average Net Assets (D)	0.26	%(B)	0.25%	0.27%	0.32%	0.37%	0.43%
Ratio of Net Investment Income to Average Net Assets	3.93	%(B)	3.07%	3.42%	3.03%	2.00%	2.28%

See Page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
10

  DIMENSIONAL INVESTMENT GROUP INC.

  DFA INTERNATIONAL VALUE PORTFOLIO IV

  NOTES TO FINANCIAL STATEMENTS

A.  Organization:

Dimensional Investment Group Inc. (the "Fund") is an open-end management investment company registered under the Investment Company Act of 1940, whose shares are offered to institutional investors, retirement plans and clients of registered investment advisors. The Fund consists of fifteen portfolios, of which the DFA International Value Portfolio IV (the "Portfolio") is presented in this report.

The Portfolio primarily invests its assets in The DFA International Value Series (the "Series"), a corresponding series of The DFA Investment Trust Company. At October 31, 2008, the Portfolio owned 7% of the outstanding shares of the Series. The financial statements of the Series are included elsewhere in this report and should be read in conjunction with the financial statements of the Portfolio.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Portfolio from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Fund in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: The shares of the Series held by the Portfolio are valued at their respective daily net asset value.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Fund has adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Portfolio's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Portfolio's net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)
	Level 1	Level 2	Level 3	Total
DFA International Value Portfolio IV	$303,860	—	—	$303,860

11

2.  Deferred Compensation Plan: Each eligible Director of the Fund may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Directors may defer payment of all or a portion of their total fees earned as a Director. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income, are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Directors is included in Accrued Expenses and Other Liabilities in the amount of $8 (in thousands).

Each Director has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Directors have requested distribution of proceeds.

3.  Other:  Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of affiliated investment company shares are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received from the investment in affiliated investment company that represent a return of capital gain are recorded as a reduction of cost of investments or as a realized gain, respectively. Expenses directly attributable to the Portfolio are directly charged. Common expenses of the Fund are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides administrative services to the Portfolio, including supervision of services provided by others, providing information to the shareholders and to the Board of Directors/Trustees, and other administrative services. The Advisor provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Portfolio's administrative services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of the first $40 million of average daily net assets and no fees on assets exceeding $40 million.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Fund; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Fund. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Fund to the CCO were $25 (in thousands). The total related amounts paid by the Portfolio are included in Other Expenses on the Statement of Operations.

D.  Federal Income Taxes:

The Portfolio has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, undistributed net investment income, accumulated net realized gains or unrealized appreciation, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable

12

to a reclassification of distributions were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains (Losses)
$388	$(388)

The tax character of dividends and distributions declared and paid during the years ended November 30, 2006, November 30, 2007 and the period December 1, 2007 to October 31, 2008 were as follows (amounts in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$8,443	$7,663	$16,106
2007	15,672	7,928	23,600
2008	23,113	14,605	37,718

At October 31, 2008, the components of distributable earnings (accumulated losses) were as follows (amounts in thousands):

Undistributed Net Investment Income and Short-Term Capital Gains	Undistributed Long-Term Capital Gains	Capital Loss Carryforward	Total Net Distributable Earnings/ (Accumulated Losses)
$19,876	—	$(100,605)	$(80,729)

For federal income tax purposes, the Fund measures its capital loss carryforwards annually at October 31, its fiscal year end. Capital loss carryforwards may be carried forward and applied against future capital gains. As of October 31, 2008, the Portfolio had capital loss carryforwards available in the amount of $100,605 (in thousands) to offset future realized capital gains expiring on 2016.

At October 31, 2008, the total cost and aggregate gross unrealized appreciation and (depreciation) of securities for federal income tax purposes were not materially different from amounts reported for financial reporting purposes (amounts in thousands):

Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)
$303,737	—	—	—

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Portfolio's tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008), for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Portfolio's financial statements.

E.  Line of Credit:

The Fund, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings

13

under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

The Fund, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement of the line of credit expires on January 15, 2009. There were no borrowings by the Portfolio under this line of credit during the period ended October 31, 2008.

F.  Indemnitees; Contractual Obligations:

Under the Fund's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund.

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

G.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Portfolio's financial statements has not been determined.

H.  Other:

At October 31, 2008, one shareholder held 100% of the outstanding shares of the Portfolio.

I.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

14

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains(Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains(Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

15

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of DFA International Value Portfolio IV and
Board of Directors of Dimensional Investment Group Inc.:

In our opinion, the accompanying statement of assets and liabilities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DFA International Value Portfolio IV (one of the portfolios constituting Dimensional Investment Group Inc., hereafter referred to as the "Portfolio") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the transfer agent of the investee fund, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

16

DIMENSIONAL INVESTMENT GROUP INC.
PERFORMANCE CHART

The DFA International Value Series vs. MSCI World ex US Index (net dividends)

October 31, 1998-October 31, 2008

Growth of $10,000
The DFA International Value Series
MSCI World ex US Index (net dividends)
MSCI EAFE Index (net dividends)
$40,000
$30,000
$20,000
$10,000
$0
10/98
2000
2001
2002
2003
2004
2005
2006
2007
2008
10/08
$17,138
$12,320
$11,798

Average Annual Total Return	One Year	Five Years	Ten Years
	-51.03%	5.31%	5.54%

The fund has changed its fiscal year end from November 30 to October 31, effective October 31, 2008.

Past performance is not predictive of future performance.

The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

MSCI data copyright MSCI 2008, all rights reserved.

17

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF FUND EXPENSES
(Unaudited)

The following Expense Table is shown so that you can understand the impact of fees on your investment. All mutual funds have operating expenses. As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports, among others. Operating expenses, legal and audit services, which are deducted from a fund's gross income, directly reduce the investment return of the fund. A fund's expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs, in dollars, of investing in the fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The Expense Table below illustrates your fund's costs in two ways.

Actual fund return

This section helps you to estimate the actual expenses after fee waivers that you paid over the period. The "Ending Account Value" shown is derived from the fund's actual return and "Expenses Paid During Period" reflect the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, a $7,500 account value divided by $1,000 = 7.5), then multiply the result by the number given for your fund under the heading "Expenses Paid During Period."

Hypothetical example for comparison purposes

This section is intended to help you compare your fund's costs with those of other mutual funds. The hypothetical "Ending Account Value" and "Expenses Paid During Period" are derived from the fund's actual expense ratio and an assumed 5% annual return before expenses. In this case, because the return used is not the fund's actual return, the results do not apply to your investment. The example is useful in making comparisons because the SEC requires all mutual funds to calculate expenses based on a 5% annual return. You can assess your fund's cost by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs, if applicable. The "Annualized Expense Ratio" represents the actual expenses for the six-month period indicated.

Six Months Ended October 31, 2008

EXPENSE TABLE

	Beginning Account Value 05/01/08	Ending Account Value 10/31/08	Annualized Expense Ratio*	Expenses Paid During Period*
Actual Fund Return	$1,000.00	$555.50	0.23%	$0.90
Hypothetical 5% Annual Return	$1,000.00	$1,023.98	0.23%	$1.17

*  Expenses are equal to the fund's annualized expense ratio for the six-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period (184), then divided by the number of days in the year (366) to reflect the six-month period.

18

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

DISCLOSURE OF PORTFOLIO HOLDINGS

(Unaudited)

The SEC requires that all Funds file a complete Schedule of Investments with the SEC for their first and third fiscal quarters on Form N-Q. For The DFA Investment Trust Company, this would be for the fiscal quarters ending January 31 and July 31. The Form N-Q filing must be made within 60 days of the end of the quarter. The DFA Investment Trust Company filed its most recent Form N-Q with the SEC on October 30, 2008. It is available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

SEC regulations permit a fund to include in its reports to shareholders a "Summary Schedule of Portfolio Holdings" in lieu of a full Schedule of Investments. The Summary Schedule of Portfolio Holdings reports the fund's 50 largest holdings in unaffiliated issuers and any investments that exceed one percent of the fund's net assets at the end of the reporting period. The amendments also require that the Summary Schedule of Portfolio Holdings identify each category of investments that are held.

The fund is required to file a complete Schedule of Investments with the SEC on Form N-CSR within ten days after mailing the annual and semi-annual reports to shareholders. It will be available upon request, without charge, by calling collect: (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, or by visiting the SEC's website at http://www.sec.gov, or they may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the Public Reference Room).

PORTFOLIO HOLDINGS

The SEC requires that all Funds present their categories of portfolio holdings in a table, chart or graph format in their annual and semi-annual shareholder reports, whether or not a Schedule of Investments is utilized. The following table, which presents portfolio holdings as a percent of total investments before short-term investments and collateral for loaned securities, is provided in compliance with such requirement. The categories shown below represent broad industry sectors. Each industry sector consists of one or more specific industry classifications.

Consumer Discretionary	Consumer Staples	Energy	Financials	Health Care	Industrials	Information Technology	Materials	Telecommunication Services	Utilities	Total
12.2%	5.1%	5.5%	41.4%	0.5%	10.0%	3.6%	9.3%	9.0%	3.4%	100.0%

19

THE DFA INTERNATIONAL VALUE SERIES

SUMMARY SCHEDULE OF PORTFOLIO HOLDINGS

October 31, 2008

	Shares	Value††	Percentage of Net Assets**
AUSTRALIA — (4.7%)
COMMON STOCKS — (4.7%)
Australia & New Zealand Banking Group, Ltd.	3,302,749	$38,716,458	0.8%
Commonwealth Bank of Australia	2,119,091	57,926,994	1.2%
# National Australia Bank, Ltd.	3,087,538	50,098,709	1.1%
Other Securities		107,641,792	2.3%
TOTAL — AUSTRALIA		254,383,953	5.4%
AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		28,305,261	0.6%
BELGIUM — (0.5%)
COMMON STOCKS — (0.5%)
Other Securities		29,328,450	0.6%
RIGHTS/WARRANTS — (0.0%)
Other Securities		256	0.0%
TOTAL — BELGIUM		29,328,706	0.6%
CANADA — (5.9%)
COMMON STOCKS — (5.9%)
# Barrick Gold Corp.	1,226,832	28,052,344	0.6%
# EnCana Corp.	560,598	28,478,732	0.6%
Petro-Canada	1,205,300	30,140,000	0.6%
Sun Life Financial, Inc.	1,262,400	29,693,056	0.6%
Other Securities		200,692,451	4.4%
TOTAL — CANADA		317,056,583	6.8%
DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
Other Securities		46,987,354	1.0%
FINLAND — (1.0%)
COMMON STOCKS — (1.0%)
Other Securities		52,418,538	1.1%
FRANCE — (8.5%)
COMMON STOCKS — (8.5%)
# AXA SA	2,818,397	53,842,817	1.2%
# BNP Paribas SA	1,558,158	112,501,123	2.4%
# Compagnie de Saint-Gobain	580,915	22,415,677	0.5%
Vivendi SA	2,482,257	64,884,026	1.4%
Other Securities		208,936,536	4.3%
TOTAL — FRANCE		462,580,179	9.8%
GERMANY — (8.8%)
COMMON STOCKS — (8.8%)
Allianz SE	442,712	33,313,833	0.7%
# Daimler AG	1,684,003	57,854,323	1.2%
# Deutsche Bank AG	774,190	28,921,349	0.6%
# Deutsche Telekom AG	2,621,866	38,930,629	0.8%
Deutsche Telekom AG Sponsored ADR	2,705,150	40,171,477	0.9%
E.ON AG	1,781,013	68,160,893	1.5%
# E.ON AG Sponsored ADR	1,091,708	41,484,904	0.9%

20

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Munchener Rueckversicherungs-Gesellschaft AG	388,934	$50,491,309	1.1%
Other Securities		114,673,630	2.4%
TOTAL — GERMANY		474,002,347	10.1%
GREECE — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		14,142,756	0.3%
HONG KONG — (2.5%)
COMMON STOCKS — (2.5%)
# Cheung Kong Holdings, Ltd.	3,224,000	30,955,317	0.7%
Hutchison Whampoa, Ltd.	5,472,000	29,569,976	0.6%
Sun Hung Kai Properties, Ltd.	2,528,000	22,148,070	0.5%
Other Securities		54,353,926	1.1%
TOTAL — HONG KONG		137,027,289	2.9%
IRELAND — (0.3%)
COMMON STOCKS — (0.3%)
Other Securities		16,882,601	0.4%
ITALY — (1.9%)
COMMON STOCKS — (1.9%)
UniCredito Italiano SpA	10,088,794	24,697,595	0.5%
Other Securities		78,187,153	1.7%
TOTAL — ITALY		102,884,748	2.2%
JAPAN — (13.3%)
COMMON STOCKS — (13.3%)
FUJIFILM Holdings Corp.	1,077,300	24,799,840	0.5%
Hitachi, Ltd.	6,574,000	30,865,283	0.7%
Tokio Marine Holdings, Inc.	1,457,311	44,952,061	1.0%
Other Securities		621,977,287	13.2%
TOTAL — JAPAN		722,594,471	15.4%
NETHERLANDS — (3.5%)
COMMON STOCKS — (3.5%)
# ArcelorMittal	1,877,993	48,755,658	1.0%
ING Groep NV	3,093,625	29,019,312	0.6%
Koninklijke Philips Electronics NV	3,192,970	59,005,541	1.3%
Other Securities		50,984,660	1.1%
TOTAL — NETHERLANDS		187,765,171	4.0%
NEW ZEALAND — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		7,460,246	0.2%
NORWAY — (0.8%)
COMMON STOCKS — (0.8%)
Other Securities		42,910,368	0.9%
PORTUGAL — (0.1%)
COMMON STOCKS — (0.1%)
Other Securities		6,541,713	0.1%
SINGAPORE — (1.1%)
COMMON STOCKS — (1.1%)
Other Securities		57,732,771	1.2%
SPAIN — (4.2%)
COMMON STOCKS — (4.2%)
# Banco Santander Central Hispano SA	7,025,356	75,980,397	1.6%
# Banco Santander SA Sponsored ADR	3,044,700	32,700,078	0.7%
Repsol YPF SA	1,204,043	22,895,968	0.5%

21

THE DFA INTERNATIONAL VALUE SERIES

CONTINUED

	Shares	Value††	Percentage of Net Assets**
Repsol YPF SA Sponsored ADR	1,285,700	$24,582,584	0.5%
Other Securities		68,834,633	1.5%
TOTAL — SPAIN		224,993,660	4.8%
SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
# Nordea Bank AB	4,247,718	34,046,034	0.7%
Other Securities		94,071,267	2.0%
TOTAL — SWEDEN		128,117,301	2.7%
SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
* Compagnie Financiere Richemont SA Series A	1,125,900	23,669,433	0.5%
Credit Suisse Group AG	1,755,349	65,639,295	1.4%
# Credit Suisse Group AG Sponsored ADR	591,859	22,135,527	0.5%
Holcim, Ltd.	435,033	24,709,544	0.5%
Swiss Re	725,996	30,276,699	0.6%
Zurich Financial SVCS AG	300,246	60,913,201	1.3%
Other Securities		92,813,720	2.0%
TOTAL — SWITZERLAND		320,157,419	6.8%
UNITED KINGDOM — (17.2%)
COMMON STOCKS — (17.2%)
Anglo American P.L.C.	1,329,421	33,356,819	0.7%
Aviva P.L.C.	6,571,996	39,201,982	0.8%
# Barclays P.L.C. Sponsored ADR	2,197,790	23,670,198	0.5%
# HSBC Holdings P.L.C. Sponsored ADR	2,176,243	128,398,337	2.7%
Kingfisher P.L.C.	12,172,495	22,467,306	0.5%
Royal Dutch Shell P.L.C. ADR	1,294,780	71,588,386	1.5%
RSA Insurance Group P.L.C.	12,939,111	28,774,426	0.6%
Vodafone Group P.L.C.	56,881,367	109,423,488	2.3%
Vodafone Group P.L.C. Sponsored ADR	6,370,018	122,750,247	2.6%
William Morrison Supermarkets P.L.C.	6,906,878	29,409,035	0.6%
Other Securities		324,025,564	7.1%
TOTAL — UNITED KINGDOM		933,065,788	19.9%
	Face Amount	Value†
	(000)
TEMPORARY CASH INVESTMENTS — (1.6%)
Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $92,080,000 FHLMC 4.50%, 05/01/23, valued at $87,591,100) to be repurchased at $86,299,760	$86,293	86,293,000	1.8%
	Shares
SECURITIES LENDING COLLATERAL — (14.0%)
§@ DFA Short Term Investment Fund LP	757,347,231	757,347,231	16.1%
	Face Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $3,471,793 FHLMC 7.000%, 08/01/37, valued at $2,958,290) to be repurchased at $2,900,344	$2,900	2,900,284	0.1%
TOTAL SECURITIES LENDING COLLATERAL		760,247,515	16.2%
TOTAL INVESTMENTS — (100.0%) (Cost $7,723,320,604)		$5,413,879,738	115.2%

See accompanying Notes to Financial Statements.
22

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENT OF ASSETS AND LIABILITIES

OCTOBER 31, 2008

(Amounts in thousands, except share and per share amounts)

ASSETS:
Investments at Value (including $717,470 of securities on loan)	$4,567,339
Temporary Cash Investments at Value & Cost	86,293
Collateral Received from Securities on Loan at Value & Cost	760,248
Foreign Currencies at Value	14,156
Cash	15
Receivables:
Investment Securities Sold	38,170
Dividends, Interest and Tax Reclaims	15,310
Securities Lending Income	1,186
Fund Shares Sold	10,712
Fund Margin Variation	19
Prepaid Expenses and Other Assets	7
Total Assets	5,493,455
LIABILITIES:
Payables:
Upon Return of Securities Loaned	760,248
Investment Securities Purchased	31,085
Fund Shares Redeemed	510
Due to Advisor	853
Accrued Expenses and Other Liabilities	422
Total Liabilities	793,118
NET ASSETS	$4,700,337
SHARES OUTSTANDING, $0.01 PAR VALUE (1)	412,114,828
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER SHARE	$11.41
Investments at Cost	$6,876,780
Foreign Currencies at Cost	$53,045
NET ASSETS CONSIST OF:
Paid-In Capital	$4,700,337
NET ASSETS	$4,700,337
(1) NUMBER OF SHARES AUTHORIZED	Unlimited

See accompanying Notes to Financial Statements.
23

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF OPERATIONS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007
Investment Income
Dividends (Net of Foreign Taxes Withheld of $28,938 and $23,649, respectively)	$300,627	$278,708
Interest	1,071	2,113
Income from Securities Lending	19,332	14,342
Total Investment Income	321,030	295,163
Expenses
Investment Advisory Services Fees	14,643	18,039
Accounting & Transfer Agent Fees	739	900
Custodian Fees	914	1,185
Shareholders' Reports	78	84
Directors'/Trustees' Fees & Expenses	—	97
Professional Fees	171	139
Other	98	106
Total Expenses	16,643	20,550
Net Investment Income (Loss)	304,387	274,613
Realized and Unrealized Gain (Loss)
Net Realized Gain (Loss) on:
Investment Securities Sold	137,811	654,522
Futures	(1,153)	—
Foreign Currency Transactions	(4,593)	2,498
In-Kind Redemptions	103,024 *	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,026,911)	403,307
Futures	19	—
Translation of Foreign Currency Denominated Amounts	(76)	(180)
Net Realized and Unrealized Gain (Loss)	(4,791,879)	1,060,147
Net Increase (Decrease) in Net Assets Resulting from Operations	$(4,487,492)	$1,334,760

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
24

THE DFA INVESTMENT TRUST COMPANY

THE DFA INTERNATIONAL VALUE SERIES

STATEMENTS OF CHANGES IN NET ASSETS

(Amounts in thousands)

	Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006
Increase (Decrease) in Net Assets
Operations:
Net Investment Income (Loss)	$304,387	$274,613	$193,174
Net Realized Gain (Loss) on:
Investment Securities Sold	137,811	654,522	201,700
Futures	(1,153)	—	—
Foreign Currency Transactions	(4,593)	2,498	378
In-Kind Redemptions	103,024 *	—	—
Change in Unrealized Appreciation (Depreciation) of:
Investment Securities and Foreign Currency	(5,026,911)	403,307	1,351,708
Futures	19	—	—
Translation of Foreign Currency Denominated Amounts	(76)	(180)	486
Net Increase (Decrease) in Net Assets Resulting from Operations	(4,487,492)	1,334,760	1,747,446
Distributions From:
Net Investment Income	(293,386)	(278,093)	(202,210)
Net Short-Term Gains	(22,542)	(14,957)	(11,375)
Net Long-Term Gains	(614,160)	(185,943)	(115,307)
Total Distributions	(930,088)	(478,993)	(328,892)
Capital Share Transactions (1):
Shares Issued	927,878	1,731,698	1,589,921
Shares Issued in Lieu of Cash Distributions	916,898	465,562	307,948
Shares Redeemed	(1,365,580)*	(871,558)	(226,869)
Net Increase (Decrease) from Capital Share Transactions	479,196	1,325,702	1,671,000
Total Increase (Decrease) in Net Assets	(4,938,384)	2,181,469	3,089,554
Net Assets
Beginning of Period	9,638,721	7,457,252	4,367,698
End of Period	$4,700,337	$9,638,721	$7,457,252
(1) Shares Issued and Redeemed:
Shares Issued	50,328	72,431	80,546
Shares Issued in Lieu of Cash Distributions	45,073	20,227	16,678
Shares Redeemed	(77,527)	(36,444)	(11,688)
	17,874	56,214	85,536
Undistributed Net Investment Income (Distributions in Excess of Net Investment Income)	$—	$9,727	$(7,523)

*  See Note J in the Notes to Financial Statements.

See accompanying Notes to Financial Statements.
25

THE DFA INVESTMENT TRUST COMPANY
THE DFA INTERNATIONAL VALUE SERIES
FINANCIAL HIGHLIGHTS
(for a share outstanding throughout each period)

Period Dec. 1, 2007 to Oct. 31, 2008	Year Ended Nov. 30, 2007	Year Ended Nov. 30, 2006	Year Ended Nov. 30, 2005	Year Ended Nov. 30, 2004	Year Ended Nov. 30, 2003
Net Asset Value, Beginning of Period	$24.45	$22.06	$17.30	$16.04	$12.40	$9.33
Income from Investment Operations
Net Investment Income (Loss)	0.73	(A)	0.73	(A)	0.65	(A)	0.43	0.33	0.27
Net Gains (Losses) on Securities (Realized and Unrealized)	(11.45)	2.98	5.27	1.95	3.61	3.06
Total from Investment Operations	(10.72)	3.71	5.92	2.38	3.94	3.33
Less Distributions
Net Investment Income	(0.71)	(0.73)	(0.67)	(0.52)	(0.30)	(0.25)
Net Realized Gains	(1.61)	(0.59)	(0.49)	(0.60)	—	(0.01)
Total Distributions	(2.32)	(1.32)	(1.16)	(1.12)	(0.30)	(0.26)
Net Asset Value, End of Period	$11.41	$24.45	$22.06	$17.30	$16.04	$12.40
Total Return	(47.87	)%(C)	17.32%	35.73%	15.61%	32.15%	36.24%
Net Assets,
End of Period (thousands)	$4,700,337	$9,638,721	$7,457,252	$4,367,698	$2,804,043	$1,604,778
Ratio of Expenses to Average Net Assets	0.23	%(B)	0.23%	0.23%	0.27%	0.28%	0.30%
Ratio of Net Investment Income to Average Net Assets	4.15	%(B)	3.04%	3.29%	2.71%	2.35%	2.61%
Portfolio Turnover Rate	16	%(C)	16%	8%	10%	15%	14%

See page 1 for the Definitions of Abbreviations and Footnotes.

See accompanying Notes to Financial Statements.
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THE DFA INVESTMENT TRUST COMPANY
THE DFA INTERNATIONAL VALUE SERIES
NOTES TO FINANCIAL STATEMENTS

A.  Organization:

The DFA Investment Trust Company (the "Trust") is an open-end management investment company registered under the Investment Company Act of 1940. The Trust consists of eighteen investment portfolios, of which The DFA International Value Series (the "Series") is presented in this report.

At a regular meeting of the Board of Directors/Trustees (the "Board") on September 16, 2008, the Board voted to change the fiscal and tax year ends of the Series from November 30 to October 31.

B.  Significant Accounting Policies:

The following significant accounting policies are in conformity with accounting principles generally accepted in the United States of America. Such policies are consistently followed by the Trust in preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates and those differences could be material.

1.  Security Valuation: Securities held by the Series (including over-the-counter securities) are valued at the last quoted sale price of the day. Securities held by the Series that are listed on Nasdaq are valued at the Nasdaq Official Closing Price ("NOCP"). If there is no last reported sale price or NOCP for the day, the Series values the securities at the mean of the most recent quoted bid and asked prices. Price information on listed securities is taken from the exchange where the security is primarily traded. Generally, securities issued by open-end investment companies are valued using their respective net asset values or public offering prices, as appropriate, for purchase orders placed at the close of the New York Stock Exchange (NYSE).

Securities for which no market quotations are readily available (including restricted securities), or for which market quotations have become unreliable, are valued in good faith at fair value in accordance with procedures adopted by the Board of Directors/Trustees. Fair value pricing may also be used if events that have a significant effect on the value of an investment (as determined in the discretion of the Investment Committee of the Advisor) occur before the net asset value is calculated. When fair value pricing is used, the prices of securities used by the Series may differ from the quoted or published prices for the same securities on their primary markets or exchanges.

The Series will also fair value price in the circumstances described below. Generally, trading in foreign securities markets is completed each day at various times prior to the close of the NYSE. For example, trading in the Japanese securities markets is completed each day at the close of Tokyo Stock Exchange (normally 11:00 p.m. PT), which is fourteen hours prior to the close of the NYSE (normally 1:00 p.m. PT) and the time that the net asset value of the Series is computed. Due to the time differences between the closings of the relevant foreign securities exchanges and the time the Series prices its shares at the close of the NYSE, the Series will fair value its foreign investments when it is determined that the market quotations for the foreign investments are either unreliable or not readily available. The fair value prices will attempt to reflect the impact of the U.S. financial markets' perceptions and trading activities on the Series' foreign investments since the last closing prices of the foreign investments were calculated on their primary foreign securities markets or exchanges. For these purposes, the Board of Directors/Trustees of the Series has determined that movements in relevant indices or other appropriate market indicators, after the close of the Tokyo Stock Exchange or the London Stock Exchange, demonstrate that market quotations may be unreliable. Fair valuation of portfolio securities may occur on a daily basis. The fair value pricing by the Series utilizes data furnished by an independent pricing service (and that data draws upon, among other information, the market values of foreign investments). The fair value prices of portfolio securities generally will be used when it is determined that the use of such prices will have a material impact on the net asset value of the Series. When the Series uses fair value

27

pricing, the values assigned to the Series' foreign investments may not be the quoted or published prices of the investments on their primary markets or exchanges.

Futures contracts held by the Series are valued using the settlement price established each day on the exchange on which they are traded.

Adoption of Statement of Financial Accounting Standards No. 157 "Fair Value Measurements" ("FAS 157")

In September 2006, the Financial Accounting Standards Board issued FAS 157 effective for fiscal years beginning after November 15, 2007. This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The Funds have adopted FAS 157 as of December 1, 2007. The three levels of the fair value hierarchy under FAS 157 are described below:

•  Level 1 – quoted prices in active markets for identical securities

•  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs (including the Series' own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. A summary of the inputs used to value the Series' net assets as of October 31, 2008 is listed below (in thousands).

	Valuation Inputs
	Investments in Securities (Market Value)				Other Financial Instruments (Unrealized Appreciation/Depreciation)*
	Level 1	Level 2	Level 3	Total	Level 1	Level 2	Level 3	Total
The DFA International Value Series	$1,004,378	$4,409,502	—	$5,413,880	$19	—	—	$19

2.  Foreign Currency Translation: Securities and other assets and liabilities of the Series whose values are initially expressed in foreign currencies are translated to U.S. dollars using the mean between the most recently quoted bid and asked prices for the U.S. dollar as quoted by generally recognized reliable sources. Dividend and interest income and certain expenses are translated to U.S. dollars at the rate of exchange on their respective accrual dates. Receivables and payables denominated in foreign currencies are marked to market daily based on daily exchange rates. Exchange gains or losses are realized upon ultimate receipt or disbursement.

The Series does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of securities held whether realized or unrealized.

Realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between amounts of interest, dividends and foreign withholding taxes recorded on the books of the Series and the U.S. dollar equivalent amounts actually received or paid.

3.  Deferred Compensation Plan: Each eligible Trustee of the Trust may elect participation in the Deferred Compensation Plan (the "Plan"). Under the Plan, effective January 1, 2002, such Trustees may defer payment of all or a portion of their total fees earned as a Trustee. These deferred amounts may be treated as though such amounts had been invested in shares of the following funds: U.S. Large Cap Value Portfolio; U.S. Core Equity 1 Portfolio; U.S. Core Equity 2 Portfolio; U.S. Vector Equity Portfolio; U.S. Micro Cap Portfolio; DFA International Value Portfolio; International Core Equity Portfolio; Emerging Markets Portfolio; Emerging Markets Core Equity Portfolio; and/or DFA Two-Year Global Fixed Income Portfolio. Contributions made under the Plan and the change in unrealized appreciation (depreciation) and income are included in Other Expenses for the period ended October 31, 2008 and are included in Directors'/Trustees' Fees & Expenses for the year ended November 30, 2007. At October 31, 2008, the total liability for deferred compensation to Trustees is included in Accrued Expenses and Other Liabilities in the amount of $117 (in thousands).

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Each Trustee has the option to receive their distribution of proceeds in one of the following methods upon one year's notice: lump sum; annual installments over a period of agreed upon years; or semi-annual installments over a period of agreed upon years. As of October 31, 2008, none of the Trustees have requested distribution of proceeds.

4.  Other: Security transactions are accounted for as of the trade date. Costs used in determining realized gains and losses on the sale of investment securities are on the basis of identified cost. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gains are recorded as a reduction of cost of investments or as a realized gain, respectively. The Series estimates the character of distributions received that may be considered return of capital distributions or capital gain distributions. Interest income is recorded on the accrual basis. Discount and premium on securities purchased are amortized over the lives of the respective securities utilizing the effective interest method. Expenses directly attributable to a Series are directly charged. Common expenses of the Trust are allocated using methods approved by the Board of Directors/Trustees, generally based on average net assets.

The Series may be subject to taxes imposed by countries in which it invests, with respect to its investments in issuers exiting or operating in such countries. Such taxes are generally based on income earned or repatriated and capital gains realized on the sale of such investments. The Series accrues such taxes when the related income or capital gains are earned or throughout the holding period. Some countries require governmental approval for the repatriation of investment income, capital or the proceeds of sales earned by foreign investors. In addition, if there is a deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.

C.  Investment Advisor:

Dimensional Fund Advisors LP ("Dimensional" or the "Advisor") provides investment advisory services to the Series. For the period December 1, 2007 to October 31, 2008, the Series' investment advisory services fees were accrued daily and paid monthly to the Advisor based on an effective annual rate of 0.20% of average daily net assets.

Fees Paid to Officers and Directors/Trustees:

Certain Officers and Directors/Trustees of the Advisor are also Officers and Directors/Trustees of the Trust; however, such Officers and Directors/Trustees (with the exception of the Chief Compliance Officer ("CCO")) receive no compensation from the Trust. For the period December 1, 2007 to October 31, 2008, the total related amounts paid by the Trust to the CCO were $117 (in thousands). The total related amounts paid by the Series are included in Other Expenses on the Statement of Operations.

D.  Purchases and Sales of Securities:

For the period December 1, 2007 to October 31, 2008, the Series made the following purchases and sales of investment securities, other than short-term securities and U.S. government securities (amounts in thousands):

Purchases	$1,266,540
Sales	1,523,257

There were no purchases or sales of long-term U.S. government securities.

E.  Federal Income Taxes:

The Series has qualified and intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all of its taxable income and net capital gains to its shareholders. Accordingly, no provision has been made for federal income taxes.

Distributions from net investment income and net realized capital gains are determined in accordance with U.S. federal income tax regulations, which may differ from those amounts determined under accounting principles generally accepted in the United States of America. These book/tax differences are either temporary or permanent in

29

nature. To the extent these differences are permanent, they are charged or credited to paid-in capital, or undistributed net investment income or accumulated net realized gains, as appropriate, in the period that the differences arise. Accordingly, the following permanent differences as of October 31, 2008, primarily attributable to realized net foreign currency gains/losses and net realized gains on securities considered to be passive foreign investment companies, were reclassified to the following accounts. These reclassifications had no effect on net assets or net asset value per share (amounts in thousands):

Increase (Decrease) Paid-in Capital	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains/(Losses)
$123,628	$(20,126)	$(103,502)

The tax character of dividends and distributions declared and paid during the years November 30, 2006, November 30, 2007, and the period December 1, 2007 to October 31, 2008 (amount in thousands):

	Net Investment Income and Short-Term Capital Gains	Long-Term Capital Gains	Total
2006	$213,585	$115,307	$328,892
2007	293,050	185,943	478,993
2008	336,790	613,845	950,635

In June 2006, the Financial Accounting Standards Board (FASB) issued FASB Interpretation 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes." This standard defines the threshold for recognizing the benefits of tax-return positions in the financial statements as "more-likely-than-not" to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50 percent likely to be realized. Management has analyzed the Series' tax positions to be taken on the federal income tax returns for all open tax years (tax years ended November 30, 2005 through the period ended October 31, 2008) and for the period ended October 31, 2008, for purposes of implementing FIN 48, and has concluded that no provision for income tax is required in the Series' financial statements.

F.  Financial Instruments:

In accordance with the Series' investment objectives and policies, the Series may invest in certain financial instruments that have off-balance sheet risk in excess of the amounts recognized in the financial statements and concentrations of credit and market risk. These instruments and their significant corresponding risks are described below:

1.  Repurchase Agreements: The Series may purchase money market instruments subject to the counterparty's agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Trust's custodian or a third party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements were entered into on October 31, 2008.

2.  Foreign Market Risks: Investments in foreign markets may involve certain considerations and risks not typically associated with investments in the United States of America, including the possibility of future political and economic developments and the level of foreign government supervision and regulation of foreign securities markets. These markets are generally smaller, less liquid and more volatile than the major securities markets in the United States of America. Consequently, acquisition and disposition of securities by the Series may be inhibited.

3.  Futures Contracts:  During the period December 1, 2007 to October 31, 2008, the Series entered into futures contracts in accordance with its investment objectives. Upon entering into a futures contract, the Series deposits cash or pledges U.S. Government securities to a broker, equal to the minimum "initial margin" requirements of the exchange on which the contract is traded. Subsequent payments are received from or paid to the broker each day, based on the

30

daily fluctuation in the market value of the contract. These receipts or payments are known as "variation margin" and are recorded daily by the Series as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Series records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

At October 31, 2008, the Series had outstanding 156 long futures contracts of the S&P 500 Index®, all of which expire on December 19, 2008. The value of such contracts on October 31, 2008 was $37,725 (in thousands), which resulted in an unrealized gain of $19 (in thousands). Approximately $3,861 (in thousands) of cash has been segregated as collateral for the open futures contracts and has been accounted for as cash on the Statement of Assets and Liabilities.

Risks may arise upon entering into futures contracts from potential imperfect price correlations between the futures contracts and the underlying securities, from the possibility of an illiquid secondary market for these instruments and from the possibility that the Series could lose more than the initial margin requirements.

G.  Line of Credit:

The Trust, together with other Dimensional-advised portfolios, has entered into a $250 million unsecured discretionary line of credit effective June 30, 2003 with an affiliate of its domestic custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $250 million, as long as total borrowings under the line of credit do not exceed $250 million in the aggregate. Borrowings under the line of credit are charged interest at the then current Federal Funds Rate plus 1%. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the discretionary line of credit may be terminated by either party at any time. The line of credit is scheduled to expire on June 23, 2009. There were no borrowings by the Series under this line of credit during the period ended October 31, 2008.

The Trust, together with other Dimensional-advised portfolios, has also entered into an additional $500 million unsecured line of credit effective January 15, 2008 with its international custodian bank. Each portfolio is permitted to borrow, subject to its investment limitations, up to a maximum of $500 million, as long as total borrowings under the line of credit do not exceed $500 million in the aggregate. Borrowings under the line of credit are charged interest at rates agreed to by the parties at the time of borrowing. Each portfolio is individually, and not jointly, liable for its particular advances under the line of credit. There is no commitment fee on the unused portion of the line of credit. The agreement for the line of credit expires on January 15, 2009.

For the period December 1, 2007 to October 31, 2008, borrowings by the Series under this line of credit were as follows (amounts in thousands, except percentages and days):

Weighted Average Interest Rate	Weighted Average Loan Balance	Number of Days Outstanding	Interest Expense Incurred	Maximum Amount Borrowed During the Period
3.68%	$8,004	31	$25	$27,822

There were no outstanding borrowings by the Series under this line of credit at October 31, 2008.

H.  Securities Lending:

As of October 31, 2008, the Series had securities on loan to brokers/dealers, for which the Series held cash collateral. The Series invests the cash collateral, as described below, and records a liability for the return of the collateral, during the period the securities are on loan. Loans of securities are expected at all times to be secured by collateral equal to at least (i) 100% of the current market value of the loaned securities with respect to securities of the U.S. government or its agencies, (ii) 102% of the current market value of the loaned securities with respect to U.S. securities, and (iii) 105% of the current market value of the loaned securities with respect to foreign securities. However, daily market fluctuations could cause the Series' collateral to be lower or higher than the expected thresholds. If this were to occur, the collateral would be adjusted the next business day to ensure adequate collateralization. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings. If the borrower fails to return loaned securities, and cash collateral being maintained by the borrower is insufficient to cover the value of loaned securities and provided such collateral insufficiency is not the result of investment losses, the lending agent has agreed to pay the amount of the shortfall to the Series or, at the option of the lending agent, to replace the securities.

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Subject to the Series' investment policy, the cash collateral received by the Series from securities on loan is invested in securities of the U.S. government or its agencies, repurchase agreements collateralized by securities of the U.S. government or its agencies or shares of the DFA Short-Term Investment Fund LP. Agencies include both agency debentures and agency mortgage backed securities. In addition, the Series will be able to terminate the loan at any time and will receive reasonable interest on the loan, as well as amounts equal to any dividends, interest or other distributions on the loaned securities. However, dividend income received from loaned securities may not be eligible to be taxed at qualified dividend income rates.

I.  Indemnities; Contractual Obligations:

Under the Trust's organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust.

In the normal course of business, the Trust enters into contracts that contain a variety of representations and warranties which provide general indemnification. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust and/or its affiliates that have not yet occurred. However, based on experience, the Trust expects the risk of loss to be remote.

J.  In-Kind Redemptions:

In accordance with guidelines described in the Series' prospectus, the Series may distribute portfolio securities rather than cash as payment for a redemption of fund shares (In-Kind redemption). For financial reporting purposes, the Series recognizes a gain on In-Kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on In-Kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the period December 1, 2007 to October 31, 2008, the Series realized $103,024 (in thousands) of net gain.

K.  Recently Issued Accounting Standards and Interpretation:

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities ("FAS 161"), was issued and is effective for fiscal years beginning after November 15, 2008. FAS 161 defines new disclosures of derivative instruments and hedging activities. Management is currently evaluating the implications of FAS 161. At this time, its impact on the Series' financial statements has not been determined.

L.  Subsequent Event Note:

On November 1, 2008, The DFA International Value Series, a master fund in a RIC/RIC master feeder structure with five RIC feeders and two direct client investors, made a "Check-the-box" election for federal income tax purposes pursuant to Treasury Regulation § 301.7701-3, to change its federal entity classification from a corporation taxable as a regulated investment company to a partnership. As a result of this election, the master fund is deemed to have distributed all of its assets and liabilities, in a taxable transaction, to its shareholders in liquidation of the master fund. Immediately thereafter, the shareholders contributed all of the distributed assets and liabilities to a newly formed partnership. The final tax year end of The DFA International Value Series was October 31, 2008. For Federal income tax purposes, pursuant to Code §336(a), the master fund recognizes gain or loss as if the master's investment securities were sold to its shareholders and, pursuant to Code §331, each of the Portfolios recognizes gain or loss as if it liquidated its investment in the master. For tax purposes, pursuant to Code § 334(a), each of the Portfolio's will take a fair market value basis in the securities deemed received by them and a new holding period for those securities commences on the deemed liquidation date.

The master fund had book/tax differences upon its deemed liquidation. The following summary of permanent differences occurred as of the respective effective "Check the Box" election date.

Increase (Decrease) Paid-in Capital	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Undistributed Net Investment Income	Increase (Decrease) Accumulated Net Realized Gains(Losses)
$(2,187,614,395)	$2,319,051,847	$(602,214)	$(130,835,238)

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As a result of the transaction, The DFA International Value Series recognized a ($2,309,440,866) and ($718,733) capital and currency loss respectively for tax year ended October 31, 2008. Additionally, the fund has written off $2,178,493,687 of expired capital loss carryover as a permanent book/tax reporting difference decreasing paid in capital.

Each Portfolio impacted by the "Check the Box" election also has a permanent book/tax difference resulting from the transaction. Listed below is the permanent difference impacting each respective Portfolio. For financial statement purposes, this adjustment did not result in any changes to each respective fund's net assets or net asset value per share.

	Unrealized Appreciation (Depreciation) Investment Securities	Increase (Decrease) Accumulated Net Realized Gains(Losses)
DFA International Value Portfolio	$1,598,039,236	$(1,598,039,236)
DFA International Value Portfolio II	49,859,737	(49,859,737)
DFA International Value Portfolio III	155,866,882	(155,866,882)
DFA International Value Portfolio IV	82,052,198	(82,052,198)
LWAS/DFA International High Book To Market Portfolio	(19,800,535)	19,800,535

For financial reporting purposes, this transaction had no impact on the net assets of the respective funds.

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  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of The DFA International Value Series and
Board of Trustees of The DFA Investment Trust Company:

In our opinion, the accompanying statements of assets and liabilities, including the summary schedules of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights presents fairly, in all material respects, the financial position of The DFA International Value Series (one of the portfolios constituting The DFA Investment Trust Company, hereafter referred to as the "Series") at October 31, 2008, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Series' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania
December 22, 2008

34

FUND MANAGEMENT

Trustees/Directors

Each Board of Trustees/Directors of The DFA Investment Trust Company Inc. ("DFAITC"), DFA Investment Dimensions Group Inc. ("DFAIDG"), Dimensional Investment Group Inc. ("DIG") and Dimensional Emerging Markets Value Fund Inc. ("DEM") (each, the "Fund" and collectively, the "Funds") is responsible for establishing the Funds' policies and for overseeing the management of the Funds. The Trustees/Directors of the Funds, including all of the disinterested Directors, have adopted written procedures to monitor potential conflicts of interest that might develop between portfolios of the Funds (the "Feeder Portfolios") that invest in certain series of DFAITC or DEM (the "Master Funds").

Each Board has two standing committees, an Audit Committee and a Portfolio Performance and Service Review Committee (the "Performance Committee"). The Audit Committee is comprised of George M. Constantinides, Roger G. Ibbotson and Abbie J. Smith. Each member of the Audit Committee is a disinterested Director. The Audit Committee oversees the Fund's accounting and financial reporting policies and practices, the Fund's internal controls, the Fund's financial statements and the independent audits thereof and performs other oversight functions as requested by the Board. The Audit Committee recommends the appointment of each Fund's independent registered certified public accounting firm and also acts as a liaison between the Fund's independent registered certified public accounting firm and the full Board. There were three Audit Committee meetings held during the fiscal year ended October 31, 2008.

Each Board's Performance Committee is comprised of Messrs. Constantinides and Ibbotson, Ms. Smith, John P. Gould, Myron S. Scholes and Robert C. Merton. Each member of the Fund's Performance Committee is a disinterested Director. The Performance Committee regularly reviews and monitors the investment performance of the Fund's series and reviews the performance of the Fund's service providers. There were five Performance Committee meetings held during the fiscal year ended October 31, 2008.

Certain biographical information for each disinterested Trustee/Director and each interested Trustee/Director of the Funds is set forth in the tables below, including a description of each Trustee/Director's experience as a Trustee/Director of the Funds and as a director or trustee of other funds, as well as other recent professional experience.

The statements of additional information (together, "SAI") of the Funds include additional information about each Trustee/Director. You may obtain copies of the SAI and prospectus of each Fund advised by Dimensional Fund Advisors LP by calling collect (310) 395-8005 or by mailing a request to Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401. Prospectuses are also available at www.dimensional.com.

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Disinterested Trustees/Directors

George M. Constantinides Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 61	DFAITC - since 1993 DFAIDG - since 1983 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Leo Melamed Professor of Finance, The University of Chicago Booth School of Business.

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Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
John P. Gould Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 69	DFAITC - since 1993 DFAIDG - since 1986 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Steven G. Rothmeier Distinguished Service Professor of Economics, The University of Chicago Booth School of Business (since 1965). Member of the Boards of Milwaukee Mutual Insurance Company (since 1997) and UNext.com (1999-2006). Member Competitive Markets Advisory Committee, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Senior Vice-President, Lexecon Inc. (economics, law, strategy and finance consulting) (1994-2004). Formerly, President, Cardean University (division of UNext.com) (1999-2001). Trustee, Harbor Fund (registered investment company) (14 Portfolios) (since 1994).

Roger G. Ibbotson Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Yale School of Management P.O. Box 208200 New Haven, CT 06520-8200 Age: 65	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Professor in Practice of Finance, Yale School of Management (since 1984). Director, BIRR Portfolio Analysis, Inc. (software products) (since 1990). Chairman, CIO and Partner, Zebra Capital Management, LLC (hedge fund manager) (since 2001).
Consultant to Morningstar, Inc. (since 2006). Formerly, Chairman, Ibbotson Associates, Inc., Chicago, IL (software data publishing and consulting) (1977-2006).

Robert C. Merton Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Harvard Business School 353 Baker Library Soldiers Field Boston, MA 02163 Age: 64	DFAITC - since 2003 DFAIDG - since 2003 DIG - since 2003 DEM - since 2003	96 portfolios in 4 investment companies	John and Natty McArthur University Professor, Graduate School of Business Administration, Harvard University (since 1998). George Fisher Baker Professor of Business Administration, Graduate School of Business Administration, Harvard University (1988-1998), Co-founder, Chief Science Officer and Director, Trinsum Group, a successor to Integrated Finance Limited (since 2002). Director, MF Risk, Inc. (risk management software) (since 2001). Director, Peninsula Banking Group (bank) (since 2003). Director, Community First Financial Group (bank holding company) (since 2003). Advisory Board Member, Alpha Simplex Group (hedge fund) (since 2001). Member Competitive Markets Advisory Council, Chicago Mercantile Exchange (futures trading exchange) (since 2004). Formerly, Advisory Board Member, NuServe (insurance software) (2001-2003). Director, Vical Incorporated (biopharmaceutical product development) (since 2002).

Myron S. Scholes Director of DFAIDG, DIG and DEM. Trustee of DFAITC. Platinum Grove Asset Management, L.P. Reckson Executive Park 1100 King Street Building 4 Rye Brook, NY 10573 Age: 67	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1993 DEM - since 1993	96 portfolios in 4 investment companies	Frank E. Buck Professor Emeritus of Finance, Stanford University (since 1981). Chairman, Platinum Grove Asset Management, L.P. (hedge fund) (formerly, Oak Hill Platinum Partners) (since 1999). Formerly, Managing Partner, Oak Hill Capital Management (private equity firm) (until 2004). Chairman, Oak Hill Platinum Partners (hedge fund) (since 2004). Director, Chicago Mercantile Exchange (since 2001). Director, American Century Fund Complex (registered investment companies) (37 Portfolios) (since 1981); and Director, Chicago Mercantile Exchange Holdings Inc. (since 2000).

Abbie J. Smith Director of DFAIDG, DIG and DEM. Trustee of DFAITC. The University of Chicago Booth School of Business 5807 S. Woodlawn Avenue Chicago, IL 60637 Age: 55	DFAITC - since 2000 DFAIDG - since 2000 DIG - since 2000 DEM - since 2000	96 portfolios in 4 investment companies	Boris and Irene Stern Professor of Accounting, The University of Chicago Booth School of Business (since 1980), Formerly, Marvin Bower Fellow, Harvard Business School (9/01 to 8/02). Director, HNI Corporation (formerly known as HON Industries Inc.) (office furniture) (since 2000) and Director, Ryder System Inc. (transportation, logistics and supply-chain management) (since 2003).

36

Name, Position with the Fund, Address and Age	Term of Office[1] and Length of Service	Portfolios within the DFA Fund Complex[2] Overseen	Principal Occupation(s) During Past 5 Years and Other Directorships of Public Companies Held
Interested Trustees/Directors*

David G. Booth
Chairman, Director, Chief Executive Officer and President of DFAIDG, DIG and DEM. Chairman, Trustee, Chief Executive Officer, Chief Investment Officer and President of DFAITC.
1299 Ocean Avenue
Santa Monica, CA 90401
Age: 61	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Chairman, Director/Trustee, President, Chief Executive Officer and formerly Chief Investment Officer of the following companies: Dimensional Holdings Inc., Dimensional Fund Advisors LP, DFA Securities Inc., Dimensional Fund Advisors Canada Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Fund Advisors Ltd, and formerly Chief Investment Officer. Director, President and formerly Chief Investment Officer of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund II PLC. Director, Chief Executive Officer and formerly Chief Investment Officer of Dimensional Fund Advisors Canada Inc. (All Chief Investment Officer positions held starting 1/03 through 3/07 except for Dimensional Fund Advisors Canada Inc., which was from 6/03 through 3/07, and Dimensional Holdings Inc., which was from 10/06 through 3/07.)
Limited Partner, Oak Hill Partners, Director, The University of Chicago Booth School of Business. Formerly, Director, SA Funds (registered investment company). Formerly Director, Assante Corporation (investment management) (until 2002).

Rex A. Sinquefield The Show Me Institute 7777 Bonhomme Ave., Suite 2150 St. Louis, MO 63105 Age: 64	DFAITC - since 1993 DFAIDG - since 1981 DIG - since 1992 DEM - since 1993	96 portfolios in 4 investment companies	Director/Trustee (and prior to 2006 Chairman, and prior to 2003, Chief Investment Officer) of Dimensional Fund Advisors LP, DFA Securities Inc., DFAIDG, DIG, DEM and DFAITC. Director of Dimensional Holdings Inc. Prior to 2006, Director of Dimensional Fund Advisors Ltd, Director (and prior to 1/1/2003, Chief Investment Officer) of DFA Australia Ltd. Director of Dimensional Funds PLC and Dimensional Fund Advisors Canada Inc.
Trustee, St. Louis University (since 2003). Life Trustee and Member of Investment Committee, DePaul University. Director, The German St. Vincent Orphan Home. Member of Investment Committee, Archdiocese of St. Louis. Trustee and Member of Investment Committee, St. Louis Art Institute (since 2005). President and Director, The Show Me Institute (since 2006). Trustee, St. Louis Symphony Orchestra (since 2005). Trustee, Missouri Botanical Garden (since 2005).

  1  Each Trustee/Director holds office for an indefinite term until his or her successor is elected and qualified.

  2  Each Trustee/Director is a director or trustee of each of the four registered investment companies within the DFA Fund Complex, which includes the Funds.

  *  Interested Directors are described as such because they are deemed to be "interested persons," as that term is defined under the Investment Company Act of 1940, as amended, due to their positions with Dimensional Fund Advisors LP.

37

Officers

The name, age, information regarding positions with the Funds and the principal occupation for each officer of the Funds are set forth below. Each officer listed below holds the same office (except as otherwise noted) in the following entities: Dimensional Fund Advisors LP (prior to November 3, 2006, Dimensional Fund Advisors Inc.) ("Dimensional"), DFA Securities Inc., DFAIDG, DIG, DFAITC and DEM (collectively, the "DFA Entities"). The address of each officer is: Dimensional Fund Advisors LP, 1299 Ocean Avenue, Santa Monica, California 90401, unless otherwise indicated.

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Officers

April A. Aandal Vice President Age: 35	Since 2008	Vice President of all the DFA Entities.

Darryl D. Avery Vice President Age: 42	Since 2005	Vice President of all the DFA Entities. From June 2002 to January 2005, institutional client service representative of Dimensional.

Arthur H. Barlow Vice President Age: 52	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Scott A. Bosworth Vice President Age: 39	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since November 1997).

Valerie A. Brown Vice President and Assistant Secretary Age: 41	Since 2001	Vice President and Assistant Secretary of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

David P. Butler Vice President Age: 44	Since 2007	Vice President of all the DFA Entities. Director of US Financial Services of Dimensional (since January 2005). Formerly, Regional Director of Dimensional Fund Advisors LP (January 1995 to January 2005).

Patrick Carter Vice President Age: 46	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since March 2006). Formerly, Director of Merrill Lynch Retirement Group (December 1998 to March 2006).

Stephen A. Clark Vice President Age: 36	Since 2004	Vice President of all the DFA Entities, April 2001 to April 2004, Portfolio Manager of Dimensional.

Robert P. Cornell Vice President Age: 59	Since 2007	Vice President of all the DFA Entities. Regional Director of Financial Services Group of Dimensional (since August 1993).

Christopher S. Crossan Vice President and Chief Compliance Officer Age: 42	Since 2004	Vice President and Chief Compliance Officer of all the DFA Entities. Formerly, Senior Compliance Officer, INVESCO Institutional, Inc. and its affiliates (August 2000 to January 2004).

James L. Davis Vice President Age: 51	Since 1999	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Robert T. Deere Vice President Age: 51	Since 1994	Vice President of all the DFA Entities and DFA Australia Limited.

Robert W. Dintzner Vice President Age: 38	Since 2001	Vice President of all the DFA Entities. Prior to April 2001, marketing supervisor and marketing coordinator for Dimensional.

38

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Kenneth Elmgren Vice President Age: 54	Since 2007	Vice President of all the DFA Entities. Formerly, Managing Principal of Beverly Capital (May 2004 to September 2006); Principal of Wydown Capital (September 2001 to May 2004).

Richard A. Eustice Vice President and Assistant Secretary Age: 43	Since 1998	Vice President and Assistant Secretary of all the DFA Entities and DFA Australia Limited. Formerly, Vice President of Dimensional Fund Advisors Ltd.

Eugene F. Fama, Jr. Vice President Age: 47	Since 1993	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited and Dimensional Fund Advisors Ltd.

Gretchen A. Flicker Vice President Age: 37	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, institutional client service representative of Dimensional.

Jed S. Fogdall Vice President Age: 34	Since 2008	Vice President of all the DFA Entities. Portfolio Manager for Dimensional (since September 2004). Prior to September 2004, Staff Engineer at the Boeing Company (1997-2004); Graduate Student at the University of California, Los Angeles (2002-2003).

Glenn S. Freed Vice President Age: 46	Since 2001	Vice President of all the DFA Entities.

Mark R. Gochnour Vice President Age: 41	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional.

Henry F. Gray Vice President Age: 41	Since 2000	Vice President of all the DFA Entities. Prior to July 2000, Portfolio Manager of Dimensional. Formerly, Vice President of DFA Australia Limited.

John T. Gray Vice President Age: 34	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (January 2005 to February 2007).

Darla Hastings Vice President Age: 53	Since 2007	Vice President of all the DFA Entities. Chief Marketing Officer of Dimensional. Formerly, Senior Vice President, Customer Experience for Benchmark Assisted Living (May 2005 to April 2006); Executive Vice President and Chief Marketing Officer of State Street Corporation (September 2001 to October 2005).

Joel H. Hefner Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since June 1998).

Julie Henderson Vice President and Fund Controller Age: 34	Since 2005	Vice President and Fund Controller of all the DFA Entities. Formerly, Senior Manager at PricewaterhouseCoopers LLP (July 1996 to April 2005).

Kevin Hight Vice President Age: 40	Since 2005	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (since March 2003 to March 2005).

Christine W. Ho Vice President Age: 40	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Assistant Controller of Dimensional.

Jeff J. Jeon Vice President Age: 34	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Counsel of Dimensional.

Patrick M. Keating Vice President Age: 53	Since 2003	Vice President of all the DFA Entities and Chief Operating Officer of Dimensional. Director, Vice President and Chief Privacy Officer of Dimensional Fund Advisors Canada Inc. Director of DFA Australia Limited.

39

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Joseph F. Kolerich Vice President Age: 36	Since 2004	Vice President of all the DFA Entities. From April 2001 to April 2004, Portfolio Manager for Dimensional.

Michael F. Lane Vice President Age: 41	Since 2004	Vice President of all the DFA Entities. Formerly, Vice President of Advisor Services at TIAA-CREF (July 2001 to September 2004).

Kristina M. LaRusso Vice President Age: 33	Since 2006	Vice President of all DFA Entities. Formerly, Operations Supervisor of Dimensional (March 2003 to December 2006).

Inmoo Lee Vice President Age: 42	Since 2007	Vice President of all the DFA Entities. Associate Professor Department of Finance and Accounting, Business School, National University of Singapore (July 2004 to present); Associate Professor, College of Business Administration, Korea University (September 2001 to May 2006).

Juliet Lee Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. Human Resources Manager of Dimensional (since January 2004). Formerly, Assistant Vice President for Metropolitan West Asset Management LLC (February 2001 to December 2003).

Aaron M. Marcus Vice President & Head of Global Human Resources Age: 38	Since 2008	Vice President and Head of Global Human Resources of Dimensional. Formerly, Global Head of Recruiting and Vice President of Goldman Sachs & Co. (June 2006 to January 2008); Global Co-Head of HR of the Equities & FICC Division, and Vice President of Goldman Sachs & Co. (May 2005 to May 2006); Head of Americas Campus Recruiting and Vice President of Goldman Sachs & Co. (April 2003 to May 2005).

David R. Martin Vice President, Chief Financial Officer and Treasurer Age: 51	Since 2007	Vice President, Chief Financial Officer and Treasurer of all the DFA Entities. Director, Vice President, Chief Financial Officer and Treasurer of Dimensional Fund Advisors Ltd. and DFA Australia Limited. Chief Financial Officer, Treasurer, and Vice President of Dimensional Fund Advisors Canada Inc. Director of Dimensional Funds PLC and Dimensional Funds II PLC. Formerly, Executive Vice President and Chief Financial Officer of Janus Capital Group Inc. (June 2005 to March 2007); Senior Vice President of Finance at Charles Schwab & Co., Inc. (March 1999 to May 2005).

Catherine L. Newell Vice President and Secretary Age: 44	Vice President since 1997 and Secretary since 2000	Vice President and Secretary of all the DFA Entities. Director, Vice President and Assistant Secretary of DFA Australia Limited (since February 2002, April 1997 and May 2002, respectively). Vice President and Secretary of Dimensional Fund Advisors Canada Inc. (since June 2003). Director, Dimensional Funds PLC and Dimensional Funds II PLC (since January 2002). Formerly, Assistant Secretary of all DFA Entities and Dimensional Fund Advisors Ltd.

Gerard K. O'Reilly Vice President Age: 31	Since 2007	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional Fund Advisors LP (2004 to 2006); Research Assistant in PhD program, Aeronautics Department California Institute of Technology (1998 to 2004).

Carmen Palafox Vice President Age: 34	Since 2006	Vice President of all the DFA Entities. Operations Manager of Dimensional Fund Advisors LP (since May 1996).

Sonya Park Vice President Age: 36	Since 2005	Vice President of all the DFA Entities. From February 2002 to January 2005, institutional client service representative of Dimensional.

David A. Plecha Vice President Age: 47	Since 1993	Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Ltd..

Ted Randall Vice President Age: 35	Since 2008	Vice President of all the DFA Entities. Formerly, Research Associate of Dimensional (2006-2008). Systems Developer of Dimensional (2001-2006).

40

Name, Position with the Fund and Age	Term of Office[1] and Length of Service	Principal Occupation(s) During Past 5 Years
Eduardo A. Repetto Vice President and Chief Investment Officer Age: 41	Since 2002	Chief Investment Officer (beginning March 2007) and Vice President of all the DFA Entities, DFA Australia Limited and Dimensional Fund Advisors Canada Inc. Formerly, Research Associate for Dimensional (June 2000 to April 2002).

L. Jacobo Rodriguez Vice President Age: 37	Since 2005	Vice President of all the DFA Entities. From August 2004 to July 2005, institutional client service representative of Dimensional. Formerly, Financial Services Analyst, Cato Institute (September 2001 to June 2004); Book Review Editor, Cato Journal, Cato Institute (May 1996 to June 2004).

David E. Schneider Vice President Age: 62	Since 2001	Vice President of all the DFA Entities. Currently, Director of Institutional Services.

Ted R. Simpson Vice President Age: 40	Since 2007	Vice President of all the DFA Entities. Regional Director of Dimensional (since December 2002).

Bryce D. Skaff Vice President Age: 33	Since 2007	Vice President of all the DFA Entities. Formerly, Regional Director of Dimensional (December 1999 to January 2007).

Grady M. Smith Vice President Age: 51	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Portfolio Manager of Dimensional.

Carl G. Snyder Vice President Age: 45	Since 2000	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Lawrence R. Spieth Vice President Age: 60	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Bradley G. Steiman Vice President Age: 35	Since 2004	Vice President of all the DFA Entities and Director and Vice President of Dimensional Fund Advisors Canada Inc.

Karen E. Umland Vice President Age: 42	Since 1997	Vice President of all the DFA Entities, DFA Australia Limited, Dimensional Fund Advisors Ltd., and since June 2003, Dimensional Fund Advisors Canada Inc.

Carol W. Wardlaw Vice President Age: 49	Since 2004	Vice President of all the DFA Entities. Prior to April 2004, Regional Director of Dimensional.

Weston J. Wellington Vice President Age: 57	Since 1997	Vice President of all the DFA Entities. Formerly, Vice President of DFA Australia Limited.

Daniel M. Wheeler Vice President Age: 63	Since 2001	Vice President of all the DFA Entities. Prior to 2001 and currently, Director of Financial Advisors Services of Dimensional. Director of Dimensional Fund Advisors Ltd. (since October 2003) and President of Dimensional Fund Advisors Canada Inc. (since June 2003).

Ryan Wiley Vice President Age: 32	Since 2007	Vice President of all the DFA Entities. Senior Trader of Dimensional. Formerly, Portfolio Manager (2006 to 2007); Trader (2001 to 2006).

Paul E. Wise Vice President Age: 53	Since 2005	Vice President of all the DFA Entities. Chief Technology Officer for Dimensional (since 2004). Formerly, Principal of Turnbuckle Management Group (January 2002 to August 2004).

  1  Each officer holds office for an indefinite term at the pleasure of the Boards of Trustee/Directors and until his or her successor is elected and qualified.

41

VOTING PROXIES ON FUND PORTFOLIO SECURITIES

A description of the policies and procedures that the Trust uses in voting proxies relating to securities held in the portfolio is available without charge, upon request, by calling collect: (310) 395-8005. Information regarding how the Advisor votes these proxies is available from the EDGAR database on the SEC's website at http://www.sec.gov and from the Advisor's website at http://www.dimensional.com and reflects the twelve-month period beginning July 1st and ending June 30th.

42

NOTICE TO SHAREHOLDERS
(Unaudited)

For shareholders that do not have an October 31, 2008 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2008 tax year end, please consult your tax advisor as to the pertinence of this notice. For the period December 1, 2007 to October 31, 2008, the portfolio is designating the following items with regard to distributions paid during the period.

Dimensional Investment Group Inc.	Net Investment Income Distributions	Short-Term Capital Gain Distributions	Long-Term Capital Gain Distributions	Total Distributions	Qualifying For Corporate Dividends Recieved Deduction(1)	Qualifying Dividend Income(2)	Foreign Tax Credit(3)	Qualifying Interest Income(4)	Qualifying Short-Term Capital Gain(5)
DFA International Value Portfolio IV	61%	—	39%	100%	1%	56%	—	1%	—
The DFA Investment Trust Company
The DFA International Value Series	33%	2%	65%	100%	6%	58%	—	—	7%

(1)  Qualifying dividends represent dividends which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(2)  The percentage in this column represents the amount of "Qualifying Dividend Income" as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions). It is the intention of each of the aforementioned funds to designate the maximum amount permitted by law.

(3)  Foreign Tax Credit represent dividends which qualify for the foreign tax credit pass through and is reflected as a percentage of investment company taxable income (the total of short-term capital gain and net investment income distributions).

(4)  The percentage in this column represents the amount of "Qualifying Interest Income" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

(5)  The percentage in this column represents the amount of "Qualifying Short-Term Capital Gain" as created by The American Jobs Creation Act of 2004. The information is reflected as a percentage of ordinary income distributions (the total of short-term capital gain and net investment income distributions).

43

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DFA103108-016A

ITEM 2.                  CODE OF ETHICS.

The Registrant has adopted, as of the end of the period covered by this Form N-CSR (the “Report”), a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer (the “Code of Business Ethics”).  The Registrant has not made any substantive amendments to the Code of Business Ethics during the period covered by this Report.  The Registrant also has not granted any waiver from any provisions of the Code of Business Ethics during the period covered by this Report.  A copy of the Code of Business Ethics is filed as an exhibit to this Report.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

The Registrant’s Board of Directors has determined that Abbie J. Smith possesses the technical attributes to qualify as an “audit committee financial expert” serving on the Registrant’s Audit Committee and has designated Ms. Smith as the “audit committee financial expert.”  Ms. Smith earned a Ph.D. in Accounting, and has taught Accounting at the graduate level since 1980.  Ms. Smith’s education and career have provided her with an understanding of generally accepted accounting principles and financial statements; the ability to assess the general application of such principles in connection with the accounting for estimates, accruals and reserves; and experience preparing, analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Registrant’s financial statements.  In addition, Ms. Smith has served on the boards of directors and audit committees of entities other than the Registrant.  Ms. Smith is independent under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)           Audit Fees

Fiscal Year Ended October 31, 2008:  $82,264

Fiscal Year Ended November 30, 2007:  $78,067

(b)           Audit-Related Fees

Fees for Registrant             Fiscal Year Ended October 31, 2008:  $18,227

Fiscal Year Ended November 30, 2007:  $18,227

For fiscal years ended October 31, 2008 and November 30, 2007, Audited-Related Fees included fees for services related to limited procedures performed in connection with the production of the Registrant’s semi-annual financial statements.

Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X

Fiscal Year Ended October 31, 2008:  $165,000

Fiscal Year Ended November 30, 2007:  $130,000

For the fiscal years ended October 31, 2008 and November 30, 2007, Audit-Related Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X included fees for services rendered in connection with the issuance of a Type II SAS 70 over controls at the Registrant’s investment adviser.

(c)           Tax Fees

Fees for Registrant             Fiscal Year Ended October 31, 2008:  $58,544

Fiscal Year Ended November 30, 2007:  $35,571

In the fiscal years ended October 31, 2008 and November 30, 2007, Tax Fees included services in connection with the Registrant’s excise tax calculations and review of the Registrant’s applicable tax returns.

There were no Tax Fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(d)           All Other Fees

Fees for Registrant             Fiscal Year Ended October 31, 2008:  $0

Fiscal Year Ended November 30, 2007:  $0

There were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

(e)(1)       Audit Committee’s Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

as adopted by the

Audit Committees

of

DFA Investment Dimensions Group Inc.

Dimensional Emerging Markets Value Fund Inc.

Dimensional Investment Group Inc.

The DFA Investment Trust Company

(together, the “Funds”)

The Sarbanes-Oxley Act of 2002 (the “Act”) and the rules (the “Rules”) adopted by the U.S. Securities and Exchange Commission (the “SEC”) require that the Funds’ Audit Committees (together, the “Committee”) pre-approve all audit services and non-audit services provided to the Funds by their independent registered public accounting firm (the “Auditor”).  The Act and the Rules also require that the Committee pre-approve all non-audit services provided by the Auditor to Dimensional Fund Advisors, Inc. (“Dimensional”), the Funds’ investment advisor, and to affiliates of Dimensional that provide ongoing services to the Funds (with Dimensional, together the “Service Affiliates”) if the services directly impact the Funds’ operations and financial reporting.

The following policies and procedures govern the ways in which the Committee will pre-approve audit and various types of non-audit services that the Auditor provides to the Funds and to Service Affiliates.  These policies and procedures do not apply in the case of audit services that the Auditor provides to Service Affiliates, nor do they apply to services that an audit firm other than the Auditor provides to such entities.

These policies and procedures comply with the requirements for pre-approval, but also provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.  Pre-approval of non-audit services may be achieved through a combination of the procedures described in Sections C and D below.

A.            General

1.             The Committee must pre-approve all audit services and non-audit services that the Auditor provides to the Funds.

2.             The Committee must pre-approve any engagement of the Auditor to provide non-audit services to any Service Affiliate during the period of the Auditor’s engagement to provide audit services to the Funds, if the non-audit services to the Service Affiliate directly impact the Funds’ operations and financial reporting.

B.            Pre-Approval of Audit Services to the Funds

1.             The Committee shall approve the engagement of an independent registered public accounting firm to certify the Funds’ financial statements for each fiscal year (the “Engagement”).  The approval of the Engagement shall not be delegated to a Designated Member (as that term is defined in Section D below).  In approving the Engagement, the Committee shall obtain, review and consider sufficient information concerning the proposed Auditor to enable the Committee to make a reasonable evaluation of the Auditor’s qualifications and independence.  The Committee also shall consider the Auditor’s proposed fees for the Engagement, in light of the scope and nature of the audit services that the Funds will receive.

2.             The Committee shall report to the Boards of Directors/Trustees of the Funds (together, the “Board”) regarding its approval of the Engagement and of the proposed fees for the Engagement, and the basis for such approval.

3.             Unless otherwise in accordance with applicable law, the Engagement, in any event, shall require that the Auditor be selected by the vote, cast in person, of a majority of the members of the Board who are not “interested persons” of the Funds (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) (the “Independent Directors”).

C.            Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—by Types of Services

1.             The Committee may pre-approve types of non-audit services to the Funds and their Service Affiliates pursuant to this Section C.

2.             Annually, at such time as the Committee considers the Engagement of the Auditor, management of the Funds, in consultation with the Auditor, shall provide to the Committee, for its consideration and action, the following:  (a) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (b) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that Service Affiliates may request from the Auditor during the fiscal year.

3.             The lists submitted to the Committee shall describe the types of non-audit services in reasonable detail and shall include an estimated budget (or budgeted range) of fees, where possible, and such other information as the Committee may request.

4.             The Committee’s pre-approval of the types of non-audit services submitted pursuant to this Section C shall constitute authorization for management of the Funds to utilize the Auditor for the types of non-audit services so pre-approved, if needed or desired during the fiscal year.

5.             A list of the types of non-audit services pre-approved by the Committee pursuant to this Section C will be distributed to management of the Service Affiliates and the appropriate partners of the Auditor.  Periodically, the Auditor will discuss with the Committee those non-audit services that have been or are being provided pursuant to this Section C.

D.            Pre-Approval of Non-Audit Services to the Funds and to Service Affiliates—Project-by-Project Basis

1.             The Committee also may pre-approve non-audit services on a project-by-project basis pursuant to this Section D.

2.             Management of the Funds, in consultation with the Auditor, may submit either to the Committee or to the Designated Member, as provided in this Section D, for their consideration and action, a pre-approval request identifying one or more non-audit service projects.  The request so submitted shall describe the project(s) in reasonable detail and shall include an estimated budget (or budgeted range) of fees and such other information as the Committee or the Designated Member, as appropriate, shall request.

3.             The Committee, from time to time, shall designate one or more of its members who are Independent Directors (each a “Designated Member”) to consider, on the Committee’s behalf, any non-audit services, whether to the Funds or to any Service Affiliate, that have not been pre-approved by the Committee.  The Designated Member also shall review, on the Committee’s behalf, any proposed material change in the nature or extent of any non-audit services previously approved.  The Funds’ management, in consultation with the Auditor, shall explain why such non-audit services or material change in non-audit services are necessary and appropriate and the anticipated costs thereof.

4.             The Designated Member will review the requested non-audit services or proposed material change in such services and will either:

(a)           pre-approve, pre-approve subject to conditions, or disapprove any such requested services, or any proposed material change in services, whether to the Funds or to a Service Affiliate; or

(b)           refer such matter to the Committee for its consideration and action.

In considering any requested non-audit services or proposed material change in such services, the Designated Member’s authority shall be limited to approving non-audit services or proposed material changes that do not exceed $10,000 in value.

5.             The Designated Member’s pre-approval (or pre-approval subject to conditions) of the requested non-audit services or proposed material change in services pursuant to this Section D shall constitute authorization for the management of the Funds or the Service Affiliate, as the case may be, to utilize the Auditor for the non-audit services so pre-approved.  Any action by the Designated Member in approving a requested non-audit service shall be presented for ratification by the Committee not later than at its next scheduled meeting.  If the Designated Member does not approve the Auditor providing the requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

E.             Amendment; Annual Review

1.             The Committee may amend these procedures from time to time.

2.             These procedures shall be reviewed annually by the Committee.

F.             Recordkeeping

1.             The Funds shall maintain a written record of all decisions made by the Committee or by a Designated Member pursuant to these procedures, together with appropriate supporting materials.

2.             In connection with the approval of any non-audit service pursuant to the de minimis exception provided in the Rules, a record shall be made indicating that each of the conditions for this exception, as set forth in the Rules, has been satisfied.

3.             A copy of these Procedures (and of any amendments to these Procedures) shall be maintained and preserved permanently in an easily accessible place.  The written records referred to in paragraphs 1 and 2 of this Section F shall be maintained and preserved for six years from the end of the fiscal year in which the actions recorded were taken, for at least the first two years in an easily accessible location.

(e)(2)       The fees disclosed in Items 4(b), 4(c) or 4(d) were approved by the Registrant’s Audit Committee but not pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)            The percentage of hours expended on the principal accountant’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31,

2008 that were attributed to work performed by persons other than the principal accountant’s full time, permanent employees was not greater than 50%.

(g)           Aggregate Non-Audit Fees

Fiscal Year Ended October 31, 2008:  $692,520

Fiscal Year Ended November 30, 2007:  $417,130

(h)           The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

This item is not applicable to the Registrant because it is not a listed issuer.

ITEM 6.                                                     INVESTMENTS.

Please see schedules of investments contained in the reports to stockholders included under Item 1 of this Report except as discussed below.  Provided below is a complete schedule of investments for each master fund in which a series of the Registrant invests that provided a summary schedule of portfolio holdings in a report to stockholders included under Item 1 in lieu of a complete schedule of investments.  The schedules of investments for the following series are provided below:

Name of Entity for which Schedule of Investments is Provided	Relationship to Series of the Registrant
The U.S. Large Company Series	Master fund for U.S. Large Company Institutional Index Portfolio

The U.S. Large Cap Value Series	Master fund for U.S. Large Cap Value Portfolio II, U.S. Large Cap Value Portfolio III and LWAS/DFA U.S. High Book to Market Portfolio

The DFA International Value Series	Master fund for DFA International Value Portfolio, DFA International Value Portfolio II, DFA International Value Portfolio III and DFA International Value Portfolio IV

The Emerging Markets Series	Master fund for Emerging Markets Portfolio II

The Tax-Managed U.S. Marketwide Value Series	Master fund for Tax-Managed U.S. Marketwide Value Portfolio II

DIMENSIONAL INVESTMENT GROUP INC.

THE DFA INVESTMENT TRUST COMPANY

DEFINITIONS OF ABBREVIATIONS AND FOOTNOTES

Schedule of Investments

Investment Abbreviations

ADR	American Depositary Receipt
FHLMC	Federal Home Loan Mortgage Corporation
FNMA	Federal National Mortgage Association
NVDR	Non-Voting Depositary Receipt
PLC	Public Liability Company
STRIP	Separate Trading of Registered Interest and Principal of Securities

Investment Footnotes

†	See Note B to Financial Statements.
††	Securities have been fair valued. See Note B to Financial Statements
*	Non-Income Producing Securities.
#	Total or Partial Securities on Loan.
@	Security purchased with cash proceeds from Securities on Loan.
●	Security is being fair valued as of October 31, 2008.
(r)	The adjustable rate shown is effective as of October 31, 2008.
§	Affiliated Fund.
–	Amounts designated as - are either zero or rounded to zero

THE U.S. LARGE COMPANY SERIES

SCHEDULE OF INVESTMENTS

October 31, 2008

		Shares	Value †

COMMON STOCKS — (80.9%)
Consumer Discretionary — (6.8%)
#	Abercrombie & Fitch Co.	33,088	$958,228
# *	Amazon.com, Inc.	121,440	6,951,226
# *	Apollo Group, Inc. Class A	40,374	2,806,397
# *	AutoNation, Inc.	40,967	281,443
# *	Autozone, Inc.	15,881	2,021,492
# *	Bed Bath and Beyond, Inc.	98,999	2,551,204
#	Best Buy Co., Inc.	128,413	3,442,753
# *	Big Lots, Inc.	31,183	761,801
#	Black & Decker Corp.	22,798	1,154,035
#	Carnival Corp.	166,114	4,219,296
	CBS Corp. Class B	258,483	2,509,870
#	Centex Corp.	46,978	575,480
# *	Coach, Inc.	128,073	2,638,304
	Comcast Corp. Class A	1,109,388	17,483,955
#	D.R. Horton, Inc.	104,716	772,804
#	Darden Restaurants, Inc.	53,393	1,183,723
	Disney (Walt) Co.	713,351	18,475,791
# *	Dr Pepper Snapple Group, Inc.	96,445	2,208,590
#	Eastman Kodak Co.	109,561	1,005,770
*	Expedia, Inc.	79,551	756,530
#	Family Dollar Stores, Inc.	53,107	1,429,109
# *	Ford Motor Co.	859,687	1,882,715
	Fortune Brands, Inc.	56,994	2,173,751
# *	GameStop Corp. Class A	62,102	1,700,974
#	Gannett Co., Inc.	86,721	953,931
#	Gap, Inc.	178,501	2,309,803
#	General Motors Corp.	215,235	1,244,058
#	Genuine Parts Co.	61,512	2,420,497
*	Goodyear Tire & Rubber Co.	91,673	817,723
#	H&R Block, Inc.	124,728	2,459,636
#	Harley-Davidson, Inc.	89,462	2,190,030
#	Harman International Industries, Inc.	22,251	408,751
#	Hasbro, Inc.	47,732	1,387,569
#	Home Depot, Inc.	645,698	15,232,016
#	International Game Technology	117,699	1,647,786
# *	Interpublic Group of Companies, Inc.	181,138	940,106
	J.C. Penney Co., Inc.	84,427	2,019,494
#	Johnson Controls, Inc.	225,731	4,002,211
	Jones Apparel Group, Inc.	31,717	352,376
#	KB HOME	28,614	477,568
# *	Kohl’s Corp.	115,782	4,067,422
#	Leggett & Platt, Inc.	61,108	1,060,835
#	Lennar Corp. Class A	53,737	415,924

1

#	Limited Brands, Inc.	108,492	1,299,734
	Liz Claiborne, Inc.	36,030	293,644
#	Lowe’s Companies, Inc.	557,201	12,091,262
	Macy’s, Inc.	159,877	1,964,888
	Marriott International, Inc. Class A	112,342	2,344,578
	Mattel, Inc.	137,059	2,028,346
#	McDonald’s Corp.	427,563	24,768,725
	McGraw-Hill Companies, Inc.	120,740	3,240,662
#	Meredith Corp.	13,761	266,551
#	Newell Rubbermaid, Inc.	105,343	1,448,466
#	News Corp. Class A	872,843	9,287,050
#	NIKE, Inc. Class B	149,150	8,473,685
#	Nordstrom, Inc.	60,628	1,096,761
*	Office Depot, Inc.	104,541	376,348
#	Omnicom Group, Inc.	121,196	3,580,130
#	Polo Ralph Lauren Corp.	21,613	1,019,485
#	Pulte Homes, Inc.	81,223	904,824
#	RadioShack Corp.	49,853	631,139
	Scripps Networks Interactive	34,167	970,343
# *	Sears Holdings Corp.	21,626	1,248,685
#	Sherwin-Williams Co.	37,509	2,134,637
#	Snap-On, Inc.	21,835	806,803
#	Staples, Inc.	270,312	5,252,162
*	Starbucks Corp.	277,748	3,646,831
#	Starwood Hotels & Resorts Worldwide, Inc.	70,981	1,599,912
#	Target Corp.	286,894	11,336,147
# *	The DIRECTV Group, Inc.	219,446	4,803,673
#	The New York Times Co. Class A	44,275	442,750
#	The Stanley Works	29,873	978,042
#	The TJX Companies, Inc.	159,445	4,266,748
#	Tiffany & Co.	47,143	1,294,075
	Time Warner, Inc.	1,362,065	13,743,236
	Tyco Electronics, Ltd.	179,556	3,490,569
#	V.F. Corp.	33,122	1,825,022
*	Viacom, Inc. Class B	236,050	4,772,931
#	Washington Post Co.	2,278	972,250
#	Whirlpool Corp.	28,299	1,320,148
	Wyndham Worldwide Corp.	67,467	552,555
#	Yum! Brands, Inc.	178,193	5,169,379
Total Consumer Discretionary			270,096,153

Consumer Staples — (10.4%)
	Altria Group, Inc.	783,038	15,026,499
#	Anheuser-Busch Companies, Inc.	273,354	16,956,149
	Archer-Daniels-Midland Co.	244,928	5,077,357
	Avon Products, Inc.	161,834	4,018,338
	Brown-Forman Corp. Class B	37,281	1,692,569
#	Campbell Soup Co.	80,505	3,055,165
#	Clorox Co.	52,496	3,192,282
#	Coca-Cola Co.	755,726	33,297,288
	Coca-Cola Enterprises, Inc.	120,546	1,211,487
	Colgate-Palmolive Co.	192,261	12,066,300
#	ConAgra, Inc.	172,219	3,000,055
*	Constellation Brands, Inc. Class A	73,688	924,048
	Costco Wholesale Corp.	165,286	9,422,955

2

#	CVS Caremark Corp.	545,607	16,722,855
# *	Dean Foods Co.	57,918	1,266,087
#	Estee Lauder Companies, Inc.	43,650	1,573,146
#	General Mills, Inc.	127,812	8,657,985
#	Heinz (H.J.) Co.	118,729	5,202,705
#	Kellogg Co.	95,196	4,799,782
#	Kimberly-Clark Corp.	157,850	9,674,626
	Kraft Foods, Inc.	577,134	16,817,685
	Lorillard, Inc.	66,121	4,290,911
	McCormick & Co., Inc.	49,024	1,650,148
	Molson Coors Brewing Co.	57,267	2,139,495
#	Pepsi Bottling Group, Inc.	51,920	1,200,390
	PepsiCo, Inc.	595,156	33,929,844
	Philip Morris International, Inc.	783,600	34,063,092
	Procter & Gamble Co.	1,153,540	74,449,472
	Reynolds American, Inc.	64,626	3,164,089
#	Safeway, Inc.	165,524	3,520,695
	Sara Lee Corp.	268,542	3,002,300
	SUPERVALU, Inc.	80,747	1,149,837
#	Sysco Corp.	228,857	5,996,053
	The Hershey Co.	63,003	2,346,232
#	The Kroger Co.	248,974	6,836,826
	Tyson Foods, Inc. Class A	114,064	996,919
	UST, Inc.	56,092	3,791,258
#	Walgreen Co.	376,319	9,581,082
#	Wal-Mart Stores, Inc.	852,470	47,576,351
#	Whole Foods Market, Inc.	53,331	563,336
Total Consumer Staples			413,903,693

Energy — (10.6%)
	Anadarko Petroleum Corp.	178,097	6,286,824
	Apache Corp.	127,146	10,467,930
#	Baker Hughes, Inc.	117,179	4,035,432
#	BJ Services Co.	111,826	1,436,964
#	Cabot Oil & Gas Corp.	39,290	1,102,870
# *	Cameron International Corp.	82,755	2,007,636
	Chesapeake Energy Corp.	198,160	4,353,575
#	Chevron Corp.	781,038	58,265,435
	ConocoPhillips	577,777	30,055,960
	CONSOL Energy, Inc.	69,641	2,186,031
	Devon Energy Corp.	167,957	13,581,003
#	El Paso Corp.	266,572	2,585,748
#	ENSCO International, Inc.	54,480	2,070,785
#	EOG Resources, Inc.	94,585	7,653,818
	Exxon Mobil Corp.	1,974,580	146,355,870
#	Halliburton Co.	333,357	6,597,135
	Hess Corp.	107,602	6,478,716
	Marathon Oil Corp.	268,226	7,805,377
#	Massey Energy Co.	32,149	742,320
#	Murphy Oil Corp.	72,396	3,666,133
# *	Nabors Industries, Ltd.	106,504	1,531,528
# *	National-Oilwell, Inc.	158,673	4,742,736
#	Noble Corp.	102,313	3,247,283
	Noble Energy, Inc.	65,653	3,402,138
	Occidental Petroleum Corp.	310,624	17,252,057

3

#	Peabody Energy Corp.	103,383	3,567,747
	Pioneer Natural Resources Co.	45,489	1,265,959
#	Range Resources Corp.	58,964	2,489,460
#	Rowan Companies, Inc.	42,960	779,294
#	Schlumberger, Ltd.	456,045	23,554,724
#	Smith International, Inc.	82,113	2,831,256
# *	Southwestern Energy Co.	130,466	4,647,199
#	Spectra Energy Corp.	233,739	4,518,175
#	Sunoco, Inc.	44,426	1,354,993
#	Tesoro Petroleum Corp.	52,422	506,921
#	The Williams Companies, Inc.	219,076	4,594,024
# *	Transocean, Inc.	121,283	9,985,229
	Valero Energy Corp.	198,887	4,093,094
# *	Weatherford International, Ltd.	258,759	4,303,927
	XTO Energy, Inc.	208,833	7,507,546
Total Energy			423,910,852

Financials — (11.3%)
#	AFLAC, Inc.	181,039	8,016,407
	Allstate Corp.	205,866	5,432,804
#	American Capital, Ltd.	78,696	1,105,679
#	American Express Co.	440,756	12,120,790
#	American International Group, Inc.	1,022,201	1,952,404
	Ameriprise Financial, Inc.	82,471	1,781,374
	AON Corp.	105,560	4,465,188
	Assurant, Inc.	45,085	1,148,766
	Bank of America Corp.	1,906,573	46,081,869
	Bank of New York Mellon Corp.	435,696	14,203,690
#	BB&T Corp.	208,897	7,488,957
#	Capital One Financial Corp.	142,841	5,587,940
# *	CB Richard Ellis Group, Inc.	65,388	458,370
	Chubb Corp.	137,071	7,103,019
	Cincinnati Financial Corp.	61,731	1,604,389
#	CIT Group, Inc.	108,483	449,120
#	Citigroup, Inc.	2,070,150	28,257,547
#	CME Group, Inc.	25,507	7,196,800
	Comerica, Inc.	57,196	1,578,038
	Discover Financial Services	182,230	2,232,317
# *	E*TRADE Financial Corp.	204,234	371,706
	Federated Investors, Inc.	33,407	808,449
#	Fifth Third Bancorp	219,556	2,382,183
#	First Horizon National Corp.	76,696	913,458
#	Franklin Resources, Inc.	57,887	3,936,316
	Genworth Financial, Inc.	164,637	796,843
	Hartford Financial Services Group, Inc.	114,541	1,182,063
	Hudson City Bancorp, Inc.	197,562	3,716,141
#	Huntington Bancshares, Inc.	139,197	1,315,412
*	IntercontinentalExchange, Inc.	28,657	2,451,893
	Invesco, Ltd. ADR	147,032	2,192,247
	Janus Capital Group, Inc.	60,754	713,252
	JPMorgan Chase & Co.	1,400,511	57,771,079
	KeyCorp	188,051	2,299,864
	Legg Mason, Inc.	53,885	1,195,708
#	Leucadia National Corp.	67,273	1,805,607
	Lincoln National Corp.	97,637	1,683,262

4

	Loews Corp.	137,658	4,571,622
#	M&T Bank Corp.	29,327	2,378,420
	Marsh & McLennan Companies, Inc.	194,986	5,716,990
#	Marshall & Ilsley Corp.	98,629	1,778,281
#	Mastercard, Inc.	27,500	4,065,050
#	MBIA, Inc.	74,325	730,615
	Merrill Lynch & Co., Inc.	582,209	10,823,265
	MetLife, Inc.	289,577	9,619,748
	Moody’s Corp.	75,043	1,921,101
	Morgan Stanley	421,608	7,365,492
#	National City Corp.	795,671	2,148,312
	Northern Trust Corp.	84,034	4,731,955
	NYSE Euronext, Inc.	101,123	3,051,892
#	PNC Financial Services Group, Inc.	131,726	8,782,172
	Principal Financial Group, Inc.	98,522	1,870,933
#	Progressive Corp.	256,820	3,664,821
	Prudential Financial, Inc.	162,330	4,869,900
#	Regions Financial Corp.	264,138	2,929,290
#	Schwab (Charles) Corp.	354,652	6,780,946
# *	SLM Corp.	177,650	1,895,525
# *	Sovereign Bancorp, Inc.	206,600	599,140
#	State Street Corp.	164,135	7,115,252
	SunTrust Banks, Inc.	134,460	5,397,224
#	T. Rowe Price Group, Inc.	98,365	3,889,352
	The Goldman Sachs Group, Inc.	165,164	15,277,670
# *	The NASDAQ OMX Group, Inc.	51,685	1,677,695
	The Travelers Companies, Inc.	224,601	9,556,773
	Torchmark Corp.	33,162	1,385,177
#	U.S. Bancorp	662,268	19,742,209
	Unum Group	131,345	2,068,684
#	Wachovia Corp.	820,722	5,260,828
#	Wells Fargo & Co.	1,257,952	42,833,266
#	XL Capital, Ltd.	118,636	1,150,769
#	Zions Bancorporation	43,595	1,661,405
Total Financials			451,112,725

Health Care — (11.2%)
	Abbott Laboratories	586,042	32,320,216
	Aetna, Inc.	179,286	4,458,843
#	Allergan, Inc.	116,905	4,637,621
#	AmerisourceBergen Corp.	60,241	1,883,736
*	Amgen, Inc.	402,228	24,089,435
	Applied Biosystems, Inc.	65,377	2,015,573
#	Bard (C.R.), Inc.	37,765	3,332,761
# *	Barr Laboratories, Inc.	41,373	2,658,629
#	Baxter International, Inc.	238,614	14,433,761
#	Becton Dickinson & Co.	92,596	6,426,162
# *	Biogen Idec, Inc.	110,344	4,695,137
# *	Boston Scientific Corp.	570,491	5,151,534
#	Bristol-Myers Squibb Co.	752,581	15,465,540
#	Cardinal Health, Inc.	136,537	5,215,713
# *	Celgene Corp.	172,931	11,112,546
#	Cigna Corp.	104,491	1,703,203
# *	Coventry Health Care, Inc.	56,309	731,570
#	Covidien, Ltd.	190,769	8,449,159

5

*	DaVita, Inc.	39,689	2,252,351
	Eli Lilly & Co.	380,361	12,863,809
# *	Express Scripts, Inc.	93,759	5,682,733
# *	Forest Laboratories, Inc.	115,899	2,652,889
# *	Genzyme Corp.	102,132	7,443,380
# *	Gilead Sciences, Inc.	349,719	16,034,616
# *	Hospira, Inc.	60,617	1,686,365
*	Humana, Inc.	64,206	1,871,982
	IMS Health, Inc.	69,140	991,468
# *	Intuitive Surgical, Inc.	14,764	2,551,072
#	Johnson & Johnson	1,062,370	65,165,776
*	King Pharmaceuticals, Inc.	93,706	823,676
# *	Laboratory Corp. of America Holdings	42,274	2,599,428
	McKesson Corp.	104,891	3,858,940
# *	Medco Health Solutions, Inc.	192,248	7,295,812
#	Medtronic, Inc.	428,938	17,299,070
#	Merck & Co., Inc.	814,494	25,208,589
# *	Millipore Corp.	20,980	1,088,652
# *	Mylan, Inc.	115,756	992,029
# *	Patterson Companies, Inc.	34,625	877,051
#	PerkinElmer, Inc.	45,432	815,050
	Pfizer, Inc.	2,562,692	45,385,275
	Quest Diagnostics, Inc.	60,087	2,812,072
	Schering-Plough Corp.	617,993	8,954,719
*	St. Jude Medical, Inc.	129,937	4,941,504
#	Stryker Corp.	94,048	5,027,806
*	Tenet Healthcare Corp.	157,700	690,726
*	Thermo Fisher Scientific, Inc.	159,294	6,467,336
#	UnitedHealth Group, Inc.	462,907	10,984,783
# *	Varian Medical Systems, Inc.	47,462	2,159,996
# *	Waters Corp.	37,630	1,648,194
*	Watson Pharmaceuticals, Inc.	39,713	1,039,289
*	WellPoint, Inc.	194,391	7,555,978
#	Wyeth	506,924	16,312,814
# *	Zimmer Holdings, Inc.	85,625	3,915,674
Total Health Care			446,732,043

Industrials — (8.9%)
#	3M Co.	265,731	17,086,503
*	Allied Waste Industries, Inc.	128,829	1,342,398
#	Avery Dennison Corp.	40,483	1,417,715
#	B.F. Goodrich Co.	47,560	1,738,794
#	Boeing Co.	281,415	14,709,562
	Burlington Northern Santa Fe Corp.	107,363	9,561,749
	C.H. Robinson Worldwide, Inc.	64,633	3,346,697
#	Caterpillar, Inc.	231,412	8,832,996
	Cintas Corp.	50,248	1,190,878
#	Cooper Industries, Ltd.	66,146	2,047,219
	CSX Corp.	154,971	7,085,274
#	Cummins, Inc.	77,059	1,991,975
#	Danaher Corp.	96,999	5,746,221
	Deere & Co.	162,332	6,259,522
#	Dover Corp.	71,412	2,268,759
#	Eaton Corp.	63,183	2,817,962
#	Emerson Electric Co.	294,986	9,654,892

6

	Equifax, Inc.	48,755	1,271,530
#	Expeditors International of Washington, Inc.	80,996	2,644,519
#	Fastenal Co.	49,125	1,977,772
#	FedEx Corp.	118,302	7,733,402
#	Flowserve Corp.	21,813	1,241,596
#	Fluor Corp.	68,049	2,717,197
	General Dynamics Corp.	151,024	9,109,768
#	General Electric Co.	3,990,157	77,847,963
	Honeywell International, Inc.	283,008	8,617,594
#	Illinois Tool Works, Inc.	152,033	5,076,382
#	Ingersoll-Rand Co., Ltd. Class A	121,092	2,234,147
#	ITT Industries, Inc.	69,092	3,074,594
# *	Jacobs Engineering Group, Inc.	46,538	1,695,379
	L-3 Communications Holdings, Inc.	46,160	3,746,807
#	Lockheed Martin Corp.	126,570	10,764,778
	Masco Corp.	136,859	1,389,119
*	Monster Worldwide, Inc.	47,132	671,160
	Norfolk Southern Corp.	142,637	8,549,662
	Northrop Grumman Corp.	128,317	6,016,784
#	Paccar, Inc.	138,131	4,038,950
	Pall Corp.	45,572	1,203,557
#	Parker Hannifin Corp.	63,726	2,470,657
	Pitney Bowes, Inc.	78,992	1,957,422
#	Precision Castparts Corp.	52,976	3,433,375
	R. R. Donnelley & Sons Co.	79,834	1,322,849
	Raytheon Co.	158,491	8,100,475
#	Robert Half International, Inc.	59,272	1,118,463
	Rockwell Automation, Inc.	55,348	1,531,479
	Rockwell Collins, Inc.	60,603	2,256,250
	Ryder System, Inc.	21,461	850,285
	Southwest Airlines Co.	279,015	3,238,770
# *	Terex Corp.	36,952	616,729
#	Textron, Inc.	94,485	1,672,385
#	The Manitowoc Co., Inc.	49,526	487,336
	Tyco International, Ltd.	180,510	4,495,365
	Union Pacific Corp.	193,568	12,924,535
#	United Parcel Service, Inc.	383,268	20,228,885
	United Technologies Corp.	366,615	20,149,160
#	W.W. Grainger, Inc.	24,634	1,935,493
#	Waste Management, Inc.	186,457	5,823,052
Total Industrials			353,334,741

Information Technology — (12.5%)
# *	Adobe Systems, Inc.	201,660	5,372,222
# *	Advanced Micro Devices, Inc.	230,833	807,916
# *	Affiliated Computer Services, Inc. Class A	36,977	1,516,057
# *	Agilent Technologies, Inc.	135,924	3,016,154
# *	Akamai Technologies, Inc.	64,293	924,533
#	Altera Corp.	114,359	1,984,129
	Amphenol Corp.	67,214	1,925,681
	Analog Devices, Inc.	110,417	2,358,507
# *	Apple, Inc.	336,779	36,234,053
#	Applied Materials, Inc.	510,052	6,584,771
# *	Autodesk, Inc.	85,519	1,822,410
#	Automatic Data Processing, Inc.	193,452	6,761,147

7

# *	BMC Software, Inc.	72,242	1,865,288
# *	Broadcom Corp.	167,786	2,865,785
	CA, Inc.	149,736	2,626,586
# *	Ciena Corp.	34,335	329,959
# *	Cisco Sytems, Inc.	2,245,688	39,905,876
# *	Citrix Systems, Inc.	69,334	1,786,737
# *	Cognizant Technology Solutions Corp.	110,865	2,128,608
*	Computer Sciences Corp.	57,534	1,735,225
*	Compuware Corp.	96,902	618,235
*	Convergys Corp.	46,313	356,147
#	Corning, Inc.	599,869	6,496,581
# *	Dell, Inc.	662,604	8,050,639
# *	eBay, Inc.	415,320	6,341,936
# *	Electronic Arts, Inc.	121,205	2,720,638
# *	EMC Corp.	787,143	9,272,545
	Fidelity National Information Services, Inc.	72,124	1,073,925
# *	Fiserv, Inc.	62,361	2,080,363
# *	Google, Inc.	90,851	32,182,844
#	Harris Corp.	51,016	1,834,025
#	Hewlett-Packard Co.	931,064	35,641,130
#	Intel Corp.	2,137,289	34,196,624
#	International Business Machines Corp.	515,063	47,885,407
# *	Intuit, Inc.	122,036	3,058,222
	Jabil Circuit, Inc.	79,847	671,513
*	JDS Uniphase Corp.	81,499	444,985
# *	Juniper Networks, Inc.	206,635	3,872,340
#	KLA-Tencor Corp.	65,853	1,531,082
*	Lexmark International, Inc.	33,445	863,884
#	Linear Technology Corp.	84,216	1,910,019
# *	LSI Corp.	244,682	942,026
# *	MEMC Electronic Materials, Inc.	85,878	1,578,438
#	Microchip Technology, Inc.	69,998	1,724,051
*	Micron Technology, Inc.	289,321	1,362,702
#	Microsoft Corp.	2,985,078	66,656,792
#	Molex, Inc.	54,235	781,526
	Motorola, Inc.	861,220	4,624,751
#	National Semiconductor Corp.	74,119	976,147
# *	NetApp, Inc.	124,463	1,683,984
# *	Novell, Inc.	131,253	611,639
# *	Novellus Systems, Inc.	37,693	586,765
# *	Nvidia Corp.	211,593	1,853,555
*	Oracle Corp.	1,489,655	27,245,790
#	Paychex, Inc.	121,976	3,481,195
# *	QLogic Corp.	49,870	599,437
	QUALCOMM, Inc.	623,836	23,867,965
# *	Salesforce.com, Inc.	39,560	1,224,778
# *	Sandisk Corp.	85,541	760,459
*	Sun Microsystems, Inc.	286,246	1,316,732
*	Symantec Corp.	318,996	4,012,970
*	Tellabs, Inc.	151,142	640,842
*	Teradata Corp.	67,859	1,044,350
*	Teradyne, Inc.	64,195	327,395
#	Texas Instruments, Inc.	498,350	9,747,726
	Total System Services, Inc.	75,150	1,032,561
# *	Unisys Corp.	136,693	207,773

8

# *	VeriSign, Inc.	73,451	1,534,159
	Western Union Co.	277,191	4,229,935
	Xerox Corp.	331,592	2,659,368
	Xilinx, Inc.	105,095	1,935,850
# *	Yahoo!, Inc.	526,829	6,753,948
Total Information Technology			499,660,337

Materials — (2.5%)
	Air Products & Chemicals, Inc.	80,533	4,681,383
	AK Steel Holding Corp.	42,656	585,085
	Alcoa, Inc.	309,224	3,559,168
#	Allegheny Technologies, Inc.	38,126	1,011,864
	Ashland, Inc.	21,557	486,973
#	Ball Corp.	36,756	1,257,055
	Bemis Co., Inc.	37,885	941,063
#	CF Industries Holdings, Inc.	21,476	1,378,544
	Dow Chemical Co.	351,640	9,378,239
	du Pont (E.I.) de Nemours & Co.	342,971	10,975,072
#	Eastman Chemical Co.	29,041	1,172,966
#	Ecolab, Inc.	66,741	2,486,770
#	Freeport-McMoRan Copper & Gold, Inc. Class B	145,967	4,247,640
#	Hercules, Inc.	42,848	720,275
#	International Flavors & Fragrances, Inc.	29,866	952,128
	International Paper Co.	162,541	2,798,956
	MeadWestavco Corp.	64,936	911,052
#	Monsanto Co.	209,091	18,604,917
#	Newmont Mining Corp.	173,612	4,572,940
	Nucor Corp.	120,351	4,875,419
# *	Pactiv Corp.	49,770	1,172,581
#	PPG Industries, Inc.	62,393	3,093,445
#	Praxair, Inc.	119,746	7,801,452
#	Rohm & Haas Co.	47,082	3,312,219
#	Sealed Air Corp.	60,099	1,016,875
#	Sigma-Aldrich Corp.	47,888	2,068,876
#	Titanium Metals Corp.	32,351	301,188
#	United States Steel Corp.	44,664	1,647,208
#	Vulcan Materials Co.	41,755	2,266,461
	Weyerhaeuser Co.	80,322	3,069,907
Total Materials			101,347,721

Real Estate Investment Trusts — (0.9%)
	Apartment Investment & Management Co. Class A	32,549	476,192
	AvalonBay Communities, Inc.	29,289	2,080,105
	Boston Properties, Inc.	45,547	3,228,371
	Developers Diversified Realty Corp.	45,723	602,172
	Equity Residential	102,997	3,597,685
	General Growth Properties, Inc.	86,506	358,135
	HCP, Inc.	95,665	2,863,253
	Host Marriott Corp.	197,484	2,041,985
	Kimco Realty Corp.	86,327	1,949,264
#	Plum Creek Timber Co., Inc.	65,056	2,425,288
	ProLogis	99,783	1,396,962
	Public Storage	47,608	3,880,052
	Simon Property Group, Inc.	85,553	5,734,618
#	Vornado Realty Trust	52,067	3,673,327
Total Real Estate Investment Trusts			34,307,409

9

Telecommunication Services — (2.7%)
# *	American Tower Corp.	149,763	4,838,843
	AT&T, Inc.	2,240,314	59,973,206
	CenturyTel, Inc.	38,910	977,030
#	Embarq Corp.	54,176	1,625,280
	Frontier Communications Corp.	120,115	914,075
#	Qwest Communications International, Inc.	564,284	1,613,852
	Sprint Nextel Corp.	1,085,065	3,396,253
	Verizon Communications, Inc.	1,082,609	32,121,009
	Windstream Corp.	167,124	1,255,101
Total Telecommunication Services			106,714,649

Utilities — (3.1%)
# *	AES Corp.	255,755	2,038,367
#	Allegheny Energy, Inc.	64,195	1,907,259
#	Ameren Corp.	79,913	2,593,177
#	American Electric Power Co., Inc.	152,924	4,989,910
#	CenterPoint Energy, Inc.	129,949	1,497,012
	CMS Energy Corp.	85,644	877,851
#	Consolidated Edison, Inc.	103,857	4,499,085
	Constellation Energy Group	67,795	1,641,317
#	Dominion Resources, Inc.	220,472	7,998,724
	DTE Energy Co.	62,003	2,188,706
#	Duke Energy Corp.	480,869	7,876,634
# *	Dynegy, Inc.	192,191	699,575
	Edison International	123,862	4,408,249
	Entergy Corp.	72,830	5,684,382
#	Exelon Corp.	249,894	13,554,251
#	FirstEnergy Corp.	115,887	6,044,666
	FPL Group, Inc.	155,293	7,336,041
	Integrys Energy Group, Inc.	29,053	1,382,923
	Nicor, Inc.	17,164	793,148
#	NiSource, Inc.	104,252	1,351,106
	Pepco Holdings, Inc.	76,701	1,583,876
	PG&E Corp.	136,310	4,998,488
#	Pinnacle West Capital Corp.	38,295	1,212,037
	PPL Corp.	142,368	4,672,518
	Progress Energy, Inc.	99,598	3,921,173
	Public Service Enterprise Group, Inc.	193,306	5,441,564
#	Questar Corp.	65,914	2,271,396
	Sempra Energy	93,664	3,989,150
#	Southern Co.	292,798	10,054,683
	TECO Energy, Inc.	80,875	933,298
	Xcel Energy, Inc.	169,555	2,953,648
Total Utilities			121,394,214

TOTAL COMMON STOCKS			3,222,514,537

10

		Face
		Amount
		(000)
TEMPORARY CASH INVESTMENTS — (0.9%)
	Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $36,525,000 FNMA 5.00%, 06/01/23, valued at $34,569,468) to be repurchased at $34,058,668	$34,056	34,056,000

		Shares
SECURITIES LENDING COLLATERAL — (18.2%)
§ @	DFA Short Term Investment Fund LP	665,250,501	665,250,501
@	PNC Demand Deposit Account 0.22%	10,000,000	10,000,000

	Face
	Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $66,764,882 FNMA, rates ranging from 5.000% to 7.000%, maturities ranging from 05/01/18 to 12/01/37 & U.S. Treasury STRIP, rates ranging from 0.569%(y) to 1.359%(y), maturities ranging from 11/30/08 to 11/30/09, valued at $51,835,339) to be repurchased at $50,489,596	$50,489	50,488,600

TOTAL SECURITIES LENDING COLLATERAL		725,739,101

TOTAL INVESTMENTS - (100.0%) (Cost $4,182,606,777)		$3,982,309,638

See accompanying Notes to Financial Statements.

11

THE U.S. LARGE CAP VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2008

		Shares	Value †

COMMON STOCKS — (88.7%)
Consumer Discretionary — (11.6%)
*	Ascent Media Corp. (043632108)	50,869	$1,286,477
* #	AutoNation, Inc.	1,417,058	9,735,188
#	Carnival Corp.	456,598	11,597,589
	CBS Corp. Class B	5,590,306	54,281,871
	Comcast Corp. Class A	12,216,542	192,532,702
#	Comcast Corp. Special Class A Non-Voting	3,110,315	47,961,057
* #	Discovery Communications, Inc. (25470F104)	499,995	6,819,932
*	Discovery Communications, Inc. (25470F302)	499,995	6,659,933
	Disney (Walt) Co.	453,134	11,736,171
	Eastman Kodak Co.	250,000	2,295,000
*	Expedia, Inc.	1,137,251	10,815,257
#	Foot Locker, Inc.	763,948	11,168,920
#	Fortune Brands, Inc.	575,610	21,953,765
#	Gannett Co., Inc.	915,685	10,072,535
* #	Goodyear Tire & Rubber Co.	547,002	4,879,258
#	Hearst-Argyle Television, Inc.	311,300	4,663,274
#	J.C. Penney Co., Inc.	757,550	18,120,596
#	Leggett & Platt, Inc.	434,300	7,539,448
* #	Liberty Global, Inc. Class A	304,305	5,017,989
* #	Liberty Global, Inc. Series C	333,205	5,384,593
*	Liberty Media Corp. - Entertainment Class A	3,864,672	62,221,219
*	Liberty Media Holding Corp. Capital Class A	242,602	1,652,120
*	Liberty Media Holding Corp. Interactive Class A	4,162,762	20,314,279
#	Macy’s, Inc.	1,710,230	21,018,727
	MDC Holdings, Inc.	153,327	5,156,387
* #	Mohawk Industries, Inc.	397,617	19,236,710
#	News Corp. Class A	268,376	2,855,521
#	Royal Caribbean Cruises, Ltd.	544,275	7,380,369
* #	Sears Holdings Corp.	410,635	23,710,065
#	Service Corp. International	518,100	3,574,890
*	Ticketmaster	73,729	713,697
#	Time Warner, Inc.	18,369,180	185,345,026
* #	Toll Brothers, Inc.	904,000	20,900,480
* #	TRW Automotive Holdings Corp.	201,285	1,272,121
#	Tyco Electronics, Ltd.	1,537,111	29,881,438
#	Whirlpool Corp.	183,115	8,542,315
	Wyndham Worldwide Corp.	784,260	6,423,089
Total Consumer Discretionary			864,720,008

Consumer Staples — (4.9%)
	Archer-Daniels-Midland Co.	1,219,060	25,271,114
#	Coca-Cola Enterprises, Inc.	3,519,272	35,368,684
* #	Constellation Brands, Inc. Class A	831,737	10,429,982
	Corn Products International, Inc.	475,400	11,561,728

1

#	CVS Caremark Corp.	498,811	15,288,557
	Del Monte Foods Co.	59	372
#	J.M. Smucker Co.	397,802	17,726,057
	Kraft Foods, Inc.	5,533,321	161,240,974
	Molson Coors Brewing Co.	755,890	28,240,050
	PepsiAmericas, Inc.	521,775	9,877,201
#	Safeway, Inc.	207,654	4,416,801
* #	Smithfield Foods, Inc.	786,000	8,268,720
#	SUPERVALU, Inc.	1,510,542	21,510,118
	Tyson Foods, Inc. Class A	1,991,059	17,401,856
Total Consumer Staples			366,602,214

Energy — (13.4%)
#	Anadarko Petroleum Corp.	3,422,156	120,802,107
#	Apache Corp.	2,051,191	168,874,555
#	Chesapeake Energy Corp.	2,496,221	54,841,975
#	Cimarex Energy Co.	409,247	16,558,134
#	ConocoPhillips	4,659,773	242,401,391
#	Devon Energy Corp.	1,962,942	158,723,490
* #	Forest Oil Corp.	467,500	13,655,675
	Marathon Oil Corp.	2,640,550	76,840,005
* #	Mariner Energy, Inc.	356,180	5,125,430
* #	Newfield Exploration Co.	662,965	15,234,936
#	Noble Energy, Inc.	419,300	21,728,126
	Overseas Shipholding Group, Inc.	281,700	10,586,286
#	Patterson-UTI Energy, Inc.	269,500	3,576,265
#	Pioneer Natural Resources Co.	773,098	21,515,317
* #	Pride International, Inc.	644,204	12,104,593
#	Rowan Companies, Inc.	456,566	8,282,107
#	Tidewater, Inc.	423,900	18,486,279
* #	Unit Corp.	145,000	5,443,300
	Valero Energy Corp.	1,218,075	25,067,983
Total Energy			999,847,954

Financials — (27.3%)
* #	Allegheny Corp.	36,122	10,186,404
	Allstate Corp.	2,540,615	67,046,830
#	American Capital, Ltd.	464,547	6,526,885
	American Financial Group, Inc.	868,200	19,734,186
	American National Insurance Co.	70,452	4,810,463
#	Associated Banc-Corp.	238,410	5,259,325
	Assurant, Inc.	218,809	5,575,253
#	Bank of America Corp.	7,236,574	174,907,994
#	Bank of New York Mellon Corp.	530,645	17,299,027
#	Capital One Financial Corp.	1,668,884	65,286,742
#	Chubb Corp.	1,620,173	83,957,365
#	Cincinnati Financial Corp.	1,305,789	33,937,456
#	CIT Group, Inc.	244,220	1,011,071
#	Citigroup, Inc.	1,838,237	25,091,935
	CME Group, Inc.	10,977	3,097,161
	CNA Financial Corp.	1,896,282	29,506,148
#	Comerica, Inc.	328,400	9,060,556
#	Discover Financial Services	1,973,030	24,169,617
#	Fidelity National Financial, Inc.	935,959	8,432,991
#	Fifth Third Bancorp	508,474	5,516,943

2

#	First American Corp.	710,500	14,501,305
#	Fulton Financial Corp.	8,369	87,874
#	Genworth Financial, Inc.	1,076,023	5,207,951
	Hanover Insurance Group, Inc.	382,166	15,000,015
#	Hartford Financial Services Group, Inc.	1,274,698	13,154,883
#	HCC Insurance Holdings, Inc.	355,689	7,846,499
#	Janus Capital Group, Inc.	693,391	8,140,410
	JPMorgan Chase & Co.	7,213,911	297,573,829
#	KeyCorp	912,700	11,162,321
#	Legg Mason, Inc.	289,947	6,433,924
#	Leucadia National Corp.	93,873	2,519,551
#	Lincoln National Corp.	1,308,073	22,551,179
	Loews Corp.	3,808,002	126,463,746
#	M&T Bank Corp.	440,052	35,688,217
#	Marsh & McLennan Companies, Inc.	316,800	9,288,576
#	Marshall & Ilsley Corp.	585,900	10,563,777
#	Mercury General Corp.	156,425	8,035,552
#	Merrill Lynch & Co., Inc.	1,408,640	26,186,618
#	MetLife, Inc.	5,000,810	166,126,908
#	Morgan Stanley	2,999,997	52,409,948
#	National City Corp.	1,929,294	5,209,094
#	Nationwide Financial Services, Inc.	386,402	18,280,679
#	New York Community Bancorp, Inc.	2,223,800	34,824,708
#	Odyssey Re Holdings Corp.	345,255	13,616,857
	Old Republic International Corp.	1,751,854	16,134,575
#	Principal Financial Group, Inc.	1,166,479	22,151,436
#	Protective Life Corp.	537,900	4,491,465
#	Prudential Financial, Inc.	1,829,600	54,888,000
* #	Reinsurance Group of America, Inc. Class A	470,900	17,583,406
* #	Reinsurance Group of America, Inc. Class B	621,575	23,023,138
* #	Sovereign Bancorp, Inc.	2,171,448	6,297,199
#	StanCorp Financial Group, Inc.	219,100	7,466,928
#	SunTrust Banks, Inc.	945,360	37,946,750
#	Synovus Financial Corp.	732,800	7,569,824
	The Goldman Sachs Group, Inc.	245,800	22,736,500
	The Travelers Companies, Inc.	5,075,909	215,979,928
#	Torchmark Corp.	171,900	7,180,263
	Transatlantic Holdings, Inc.	173,907	7,451,915
#	Unitrin, Inc.	750	15,750
	Unum Group	2,404,389	37,869,127
#	W. R. Berkley Corp.	667,640	17,538,903
	Wesco Financial Corp.	18,700	6,170,813
#	Zions Bancorporation	233,920	8,914,691
Total Financials			2,032,699,384

Health Care — (1.6%)
* #	Community Health Systems, Inc.	210,554	4,316,357
*	King Pharmaceuticals, Inc.	1,215,010	10,679,938
#	Omnicare, Inc.	582,523	16,060,159
#	PerkinElmer, Inc.	64,800	1,162,512
* #	Tenet Healthcare Corp.	542,820	2,377,552
* #	Watson Pharmaceuticals, Inc.	665,300	17,410,901
* #	WellPoint, Inc.	1,694,537	65,866,653
Total Health Care			117,874,072

3

Industrials — (15.4%)
	Alexander & Baldwin, Inc.	121,315	3,869,949
* #	Allied Waste Industries, Inc.	2,682,276	27,949,316
#	Burlington Northern Santa Fe Corp.	2,178,273	193,996,993
#	CSX Corp.	3,309,804	151,324,239
	FedEx Corp.	432,063	28,243,958
#	IKON Office Solutions, Inc.	41,430	713,839
* #	Kansas City Southern	206,873	6,386,170
#	Kennametal, Inc.	106,185	2,253,246
#	Masco Corp.	1,188,679	12,065,092
#	Norfolk Southern Corp.	3,154,102	189,056,874
#	Northrop Grumman Corp.	2,590,384	121,463,106
	Parker Hannifin Corp.	50,000	1,938,500
#	Pentair, Inc.	161,320	4,458,885
#	R. R. Donnelley & Sons Co.	738,598	12,238,569
#	Raytheon Co.	463,707	23,700,065
#	Ryder System, Inc.	458,700	18,173,694
#	Southwest Airlines Co.	5,076,220	59,797,872
	Timken Co.	471,069	7,480,576
#	Trinity Industries, Inc.	319,685	5,396,283
	Union Pacific Corp.	4,066,600	271,526,882
*	URS Corp.	220,435	6,478,585
* #	YRC Worldwide, Inc.	124,289	569,244
Total Industrials			1,149,081,937

Information Technology — (3.7%)
* #	Arrow Electronics, Inc.	448,400	7,824,580
* #	Avnet, Inc.	1,056,200	17,680,788
* #	Computer Sciences Corp.	1,361,543	41,064,137
*	Compuware Corp.	365,063	2,329,102
* #	Convergys Corp.	101,416	779,889
	Fidelity National Information Services, Inc.	935,123	14,111,006
*	IAC/InterActiveCorp	1,030,725	17,274,951
* #	Ingram Micro, Inc.	1,316,268	17,545,852
* #	Integrated Device Technology, Inc.	577,354	3,671,971
* #	International Rectifier Corp.	8,528	131,672
#	Intersil Corp.	1,030,698	14,110,256
	Jabil Circuit, Inc.	809,885	6,811,133
*	JDS Uniphase Corp.	600,062	3,276,339
#	Lender Processing Services, Inc.	197,831	4,563,961
* #	Micron Technology, Inc.	3,840,357	18,088,081
	Motorola, Inc.	3,549,464	19,060,622
* #	Novellus Systems, Inc.	160,292	2,532,614
* #	Sandisk Corp.	136,000	1,209,040
* #	Sun Microsystems, Inc.	519,425	2,389,355
* #	Symantec Corp.	2,636,076	33,161,836
* #	Tech Data Corp.	332,603	7,134,334
* #	Tellabs, Inc.	1,931,218	8,188,364
* #	Vishay Intertechnology, Inc.	444,023	1,913,739
	Xerox Corp.	3,605,491	28,916,038
Total Information Technology			273,769,660

Materials — (3.0%)
#	Alcoa, Inc.	1,172,708	13,497,869
	Ashland, Inc.	523,511	11,826,113

4

	Bemis Co., Inc.	227,000	5,638,680
#	Cytec Industries, Inc.	219,525	6,216,948
* #	Domtar Corp.	3,086,136	7,653,617
#	Dow Chemical Co.	2,427,760	64,748,359
#	International Paper Co.	1,643,445	28,300,123
#	Lubrizol Corp.	222,800	8,372,824
	MeadWestavco Corp.	1,369,631	19,215,923
#	Reliance Steel & Aluminum Co.	114,900	2,877,096
*	Rockwood Holdings, Inc.	132,630	1,637,981
	Tronox, Inc. Class B	66,034	9,245
#	Valhi, Inc.	89,555	1,282,428
	Valspar Corp.	2,200	44,990
#	Weyerhaeuser Co.	1,415,829	54,112,984
Total Materials			225,435,180

Telecommunication Services — (7.7%)
#	AT&T, Inc.	9,749,000	260,980,730
#	CenturyTel, Inc.	504,003	12,655,515
	Sprint Nextel Corp.	6,449,998	20,188,494
	Telephone & Data Systems, Inc.	406,797	10,922,499
	Telephone & Data Systems, Inc. Special Shares	174,000	4,767,600
*	United States Cellular Corp.	264,225	10,122,460
#	Verizon Communications, Inc.	8,542,208	253,447,311
Total Telecommunication Services			573,084,609

Utilities — (0.1%)
*	Reliant Energy, Inc.	911,951	4,787,743

TOTAL COMMON STOCKS			6,607,902,761

		Face
		Amount
		(000)
TEMPORARY CASH INVESTMENTS — (1.9%)
	Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $130,825,000 FNMA 5.50%, 05/01/37 & 6.00%, 05/01/38, valued at $146,641,902) to be repurchased at $144,481,317	$144,470	144,470,000

		Shares
SECURITIES LENDING COLLATERAL — (9.4%)
§ @	DFA Short Term Investment Fund LP	641,002,721	641,002,721
@	PNC Demand Deposit Account 0.22%	10,000,000	10,000,000

		Face
		Amount
		(000)
@	Repurchase Agreement, Deutsche Bank Securitites 0.24%, 11/03/08 (Collateralized by $65,652,304 FNMA, rates ranging from 5.500% to 7.000%, maturities ranging from 07/01/33 to 09/01/38 & U.S. Treasury STRIP 0.599%(y), 02/15/09, valued at $49,188,211) to be repurchased at $48,070,107	$48,069	48,069,158

TOTAL SECURITIES LENDING COLLATERAL			699,071,879

TOTAL INVESTMENTS - (100.0%) (Cost $9,331,596,076)			$7,451,444,640

See accompanying Notes to Financial Statements.

5

THE DFA INTERNATIONAL VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2008

		Shares	Value ††

AUSTRALIA — (4.7%)
COMMON STOCKS — (4.7%)
	Amcor, Ltd.	1,413,233	$5,455,636
	Amcor, Ltd. Sponsored ADR	77,103	1,191,241
#	APN News & Media, Ltd.	526,344	854,799
	Australia & New Zealand Banking Group, Ltd.	3,302,749	38,716,458
	AXA Asia Pacific Holdings, Ltd.	1,686,544	4,975,425
	Bendigo Bank, Ltd.	198,194	1,748,416
	BlueScope Steel, Ltd.	1,761,980	5,182,288
#	Boral, Ltd.	1,165,887	3,509,071
#	Caltex Australia, Ltd.	265,507	1,672,240
	Commonwealth Bank of Australia	2,119,091	57,926,994
	Crown, Ltd.	171,766	768,725
	CSR, Ltd.	1,601,348	2,327,596
	Downer EDI, Ltd.	522,335	1,696,318
#	Fairfax Media, Ltd.	2,026,771	2,598,350
	Foster’s Group, Ltd.	4,257,295	16,274,745
	Goodman Fielder, Ltd.	2,290,858	2,542,304
	Harvey Norman Holdings, Ltd.	113,157	195,318
	Insurance Australia Group, Ltd.	2,728,706	6,912,152
	Lend Lease Corp., Ltd.	666,410	3,083,644
#	Macquarie Group, Ltd.	71,639	1,421,251
	Metcash, Ltd.	400,000	1,079,613
#	National Australia Bank, Ltd.	3,087,538	50,098,709
	Onesteel, Ltd.	1,520,970	3,494,299
	Origin Energy, Ltd.	1,895,569	19,879,356
	OZ Minerals, Ltd.	1,644,020	1,032,798
	Publishing and Broadcasting, Ltd.	31,694	43,370
	Qantas Airways, Ltd.	2,144,492	3,483,217
	QBE Insurance Group, Ltd.	41,746	712,228
#	Seven Network, Ltd.	195,723	821,369
	Sims Group, Ltd.	2	19
	Suncorp-Metway, Ltd.	1,364,610	7,345,940
	TABCORP Holdings, Ltd.	1,277,891	5,858,644
#	Toll Holdings, Ltd.	206,171	823,052
	Washington H. Soul Pattinson & Co., Ltd.	113,801	658,368

TOTAL — AUSTRALIA			254,383,953

AUSTRIA — (0.5%)
COMMON STOCKS — (0.5%)
#	Erste Group Bank AG	262,796	7,006,143
	OMV AG	443,854	14,207,734
	Voestalpine AG	180,281	4,399,658

1

#	Wienerberger AG	162,140	2,691,726

TOTAL — AUSTRIA			28,305,261

BELGIUM — (0.5%)
COMMON STOCKS — (0.5%)
	Delhaize Group	201,237	11,317,280
#	Delhaize Group Sponsored ADR	52,900	2,983,560
#	Dexia SA	1,490,720	7,928,871
	UCB SA	278,888	7,098,739
TOTAL COMMON STOCKS			29,328,450

RIGHTS/WARRANTS — (0.0%)
*	Umicore	10,045	256

TOTAL — BELGIUM			29,328,706

CANADA — (5.9%)
COMMON STOCKS — (5.9%)
	Astral Media, Inc. Class A	40,138	928,106
#	Bank of Montreal	364,600	13,013,434
#	Barrick Gold Corp.	1,226,832	28,052,344
	BCE, Inc.	572,125	16,627,843
	Canadian Pacific Railway, Ltd.	329,797	14,926,098
#	Canadian Tire Corp. Class A	166,647	6,332,392
	Canadian Utilities, Ltd. Class A	1,600	56,285
*	CGI Group, Inc.	572,389	4,568,474
# *	Domtar Corp.	315,000	781,424
	E-L Financial Corp., Ltd.	600	194,143
	Empire Co., Ltd. Class A	65,500	2,499,793
#	EnCana Corp.	560,598	28,478,732
#	Fairfax Financial Holdings, Inc.	46,500	12,769,850
	George Weston, Ltd.	107,600	5,491,144
	Gerdau Ameristeel Corp.	403,761	2,160,672
	Goldcorp, Inc.	730,500	13,660,889
	Industrial Alliance Insurance & Financial Services, Inc.	140,300	2,910,064
	ING Canada, Inc.	128,700	3,503,399
	Jean Coutu Group PJC, Inc. Class A	307,800	1,861,663
	Loblaw Companies, Ltd.	184,013	4,480,861
# *	Lundin Mining Corp.	411,100	613,939
	Magna International, Inc. Class A	243,268	8,162,082
	Manitoba Telecom Services, Inc.	40,500	1,431,092
#	Manulife Financial Corp.	771,400	15,436,960
*	MDS, Inc.	316,264	3,303,546
	Methanex Corp.	23,300	264,645
#	Metro, Inc. Class A	137,300	3,457,276
	National Bank of Canada	254,700	9,553,627
#	Onex Corp.	168,200	2,909,624
# *	OPTI Canada, Inc.	24,400	64,983
	Petro-Canada	1,205,300	30,140,000
	Power Corp. of Canada, Ltd.	456,696	9,927,350

2

#	Quebecor, Inc. Class B	70,700	1,153,795
# *	Saskatchewan Wheat Pool, Inc.	381,473	2,421,197
	Sherritt International Corp.	590,000	1,811,167
*	Sino-Forest Corp.	55,300	517,534
	Sun Life Financial, Inc.	1,262,400	29,693,056
	Teck Cominco Class B	614,800	6,120,966
#	The Thomson Corp.	404,700	9,529,068
	TransCanada Corp.	412,302	12,458,341
#	Yamana Gold, Inc.	1,003,800	4,788,725

TOTAL — CANADA			317,056,583

DENMARK — (0.9%)
COMMON STOCKS — (0.9%)
#	A P Moller - Maersk A.S.	3,132	18,024,667
*	Alm. Brand A.S.	11,571	156,831
#	Carlsberg A.S. Series B	133,750	5,265,543
#	Dampskibsselsk Torm A.S.	29,600	478,822
#	Dampskibsselskabet Torm A.S. ADR	15,086	248,014
#	Danisco A.S.	107,780	4,669,508
#	Danske Bank A.S.	965,053	14,285,980
# *	Jyske Bank A.S.	93,150	2,751,375
	Sydbank A.S.	71,200	1,106,614

TOTAL — DENMARK			46,987,354

FINLAND — (1.0%)
COMMON STOCKS — (1.0%)
	Fortum Oyj	390,135	9,587,983
#	Kesko Oyj	152,447	3,568,514
	Outokumpu Oyj Series A	333,313	3,454,132
	Pohjola Bank P.L.C.	117,000	1,574,185
	Sampo Oyj	491,593	9,851,386
	Stora Enso Oyj Series R	991,740	9,222,615
	Stora Enso Oyj Sponsored ADR	91,500	825,330
	UPM-Kymmene Oyj	944,769	13,359,342
	UPM-Kymmene Oyj Sponsored ADR	69,300	975,051

TOTAL — FINLAND			52,418,538

FRANCE — (8.5%)
COMMON STOCKS — (8.5%)
#	Air France-KLM	250,260	3,605,673
	Atos Origin SA	30,931	718,263
#	AXA SA	2,818,397	53,842,817
	AXA SA Sponsored ADR	90,300	1,689,513
#	BNP Paribas SA	1,558,158	112,501,123
	Capgemini SA	259,094	8,347,945
	Casino Guichard Perrachon SA	90,782	6,345,930
#	Ciments Francais SA	26,702	1,938,738
	CNP Assurances	72,302	5,825,949
#	Compagnie de Saint-Gobain	580,915	22,415,677
	Compagnie Generale des Establissements Michelin Series B	211,913	10,907,391

3

	Credit Agricole SA	1,444,499	20,897,598
	Esso Ste Anonyme Francaise	2,114	243,131
	Euler Hermes SA	10,758	529,962
#	European Aeronautic Defence & Space Co.	676,746	11,256,159
#	France Telecom SA	829,338	20,912,252
	France Telecom SA Sponsored ADR	123,605	3,129,679
#	Lafarge SA	319,678	21,133,151
	Lagardere S.C.A.	238,722	9,491,600
	Nexans SA	23,976	1,367,590
	Peugeot SA	325,797	8,693,852
	PPR SA	156,369	9,965,473
	Remy Cointreau SA	41	1,706
#	Renault SA	383,543	11,754,754
#	Rexel SA	123,451	1,203,765
#	Safran SA	312,438	3,965,327
	Schneider Electric SA	288,328	17,281,707
	SCOR SE (4797364)	6	16
	SCOR SE (B1LB9P6)	193,766	3,174,591
	Societe Generale Paris	356,270	19,418,514
	STMicroelectronics NV	624,832	5,136,307
	Vivendi SA	2,482,257	64,884,026

TOTAL — FRANCE			462,580,179

GERMANY — (8.8%)
COMMON STOCKS — (8.8%)
	Allianz SE	442,712	33,313,833
	Allianz SE Sponsored ADR	2,772,640	21,016,611
#	AMB Generali Holding AG	33,484	3,661,890
	Bayerische Motoren Werke AG	709,047	17,980,438
	Bilfinger Berger AG	21,332	965,059
#	Celesio AG	131,969	3,874,496
#	Commerzbank AG	1,089,462	11,719,253
#	Daimler AG	1,684,003	57,854,323
#	Daimler AG Sponsored ADR	163,964	5,656,758
#	Deutsche Bank AG	774,190	28,921,349
#	Deutsche Bank AG ADR	128,363	4,875,227
#	Deutsche Lufthansa AG	395,567	5,478,653
	Deutsche Postbank AG	14,003	284,458
#	Deutsche Telekom AG	2,621,866	38,930,629
	Deutsche Telekom AG Sponsored ADR	2,705,150	40,171,477
	E.ON AG	1,781,013	68,160,893
#	E.ON AG Sponsored ADR	1,091,708	41,484,904
#	Fraport AG	41,329	1,323,747
	Hannover Rueckversicherung AG	110,141	2,732,165
#	Heidelberger Zement AG	28,931	2,073,604
	Hochtief AG	8,774	272,050
*	Infineon Technologies AG	1,208,286	3,779,850
*	Infineon Technologies AG ADR	98,600	308,618
#	Lanxess AG	44,897	679,504
#	Linde AG	133,956	11,267,653
	Munchener Rueckversicherungs-Gesellschaft AG	388,934	50,491,309

4

	Salzgitter AG	47,551	3,127,045
	SCA Hygiene Products AG	3,195	1,219,540
#	Suedzucker AG	102,666	1,141,358
	ThyssenKrupp AG	393,850	7,380,232
#	TUI AG	320,226	3,855,421

TOTAL — GERMANY			474,002,347

GREECE — (0.3%)
COMMON STOCKS — (0.3%)
	Agricultural Bank of Greece S.A.	285,278	677,394
	Alpha Bank A.E.	214,210	3,127,453
	EFG Eurobank Ergasias S.A.	60,000	652,180
	Hellenic Petroleum S.A.	580,801	4,811,644
#	National Bank of Greece S.A. ADR	619,230	2,706,035
	Piraeus Bank S.A.	170,906	2,168,050

TOTAL — GREECE			14,142,756

HONG KONG — (2.5%)
COMMON STOCKS — (2.5%)
	C C Land Holdings, Ltd.	790,000	143,493
#	Cathay Pacific Airways, Ltd.	2,703,000	3,298,495
#	Cheung Kong Holdings, Ltd.	3,224,000	30,955,317
*	CITIC International Financial Holdings, Ltd.	1,425,000	900,962
	Dah Sing Banking Group, Ltd.	306,964	171,111
#	Dah Sing Financial Holdings, Ltd.	194,400	471,596
# *	Galaxy Entertainment Group, Ltd.	1,318,000	97,327
	Great Eagle Holdings, Ltd.	521,233	598,381
#	Hang Lung Group, Ltd.	2,202,000	7,085,981
	Henderson Land Development Co., Ltd.	1,855,000	6,708,408
#	Hong Kong and Shanghai Hotels, Ltd.	1,147,022	1,083,403
	Hopewell Holdings, Ltd.	1,413,000	4,393,135
	Hutchison Whampoa, Ltd.	5,472,000	29,569,976
	Hysan Development Co., Ltd.	1,441,191	2,259,876
	Kingboard Chemical Holdings, Ltd.	1,145,500	2,286,656
#	MTR Corp., Ltd.	2,813,040	6,233,506
#	New World China Land, Ltd.	1,963,600	336,276
	New World Development Co., Ltd.	3,947,065	3,285,671
	Sino Land Co., Ltd.	2,559,315	2,250,100
	Sun Hung Kai Properties, Ltd.	2,528,000	22,148,070
	Wharf Holdings, Ltd.	3,509,740	7,002,705
#	Wheelock and Co., Ltd.	3,482,000	5,216,211
	Wheelock Properties, Ltd.	1,565,000	530,633

TOTAL — HONG KONG			137,027,289

IRELAND — (0.3%)
COMMON STOCKS — (0.3%)
	Allied Irish Banks P.L.C. (0019783)	932,956	5,000,022
	Allied Irish Banks P.L.C. (4020684)	286,577	1,526,495
#	Allied Irish Banks P.L.C. Sponsored ADR	391,037	4,047,233
	Bank of Ireland P.L.C.	1,247,876	3,691,940

5

	Bank of Ireland P.L.C. Sponsored ADR	8,000	97,120
	Irish Life & Permanent P.L.C.	719,172	2,519,791

TOTAL — IRELAND			16,882,601

ITALY — (1.9%)
COMMON STOCKS — (1.9%)
#	Banca Monte Dei Paschi di Siena SpA	2,415,790	4,690,180
#	Banca Popolare di Milano Scarl	982,340	5,749,175
	Banco Popolare Scarl	227,880	2,842,793
	Fondiaria - Sai SpA	167,605	3,148,760
	Intesa Sanpaolo SpA	2,827,315	10,347,673
#	Italcementi SpA	273,413	3,186,689
	Italmobiliare SpA	25,663	1,054,096
	Pirelli & Co. SpA	6,030,909	2,126,375
	Telecom Italia SpA	4,286,450	4,924,131
#	Telecom Italia SpA Sponsored ADR	1,853,000	21,124,200
	UniCredito Italiano SpA	10,088,794	24,697,595
	Unione di Banche Italiane ScpA	934,145	15,759,144
	Unipol Gruppo Finanziario SpA	1,822,774	3,233,937

TOTAL — ITALY			102,884,748

JAPAN — (13.3%)
COMMON STOCKS — (13.3%)
#	AEON Co., Ltd.	320,300	3,071,379
	Aioi Insurance Co., Ltd.	1,178,735	4,840,116
#	Aisin Seiki Co., Ltd.	186,700	3,303,750
	Ajinomoto Co., Inc.	1,130,000	9,756,863
	Alps Electric Co., Ltd.	263,100	1,447,368
	Amada Co., Ltd.	631,000	2,897,735
	Aoyama Trading Co., Ltd.	105,500	1,233,469
#	Asatsu-Dk, Inc.	32,500	719,402
#	Bridgestone Corp.	954,300	16,684,018
	Calsonic Kansei Corp.	190,000	329,137
	Canon Marketing Japan, Inc.	124,900	2,089,472
	Chudenko Corp.	41,100	616,816
	Chuo Mitsui Trust Holdings, Inc.	637,000	2,513,214
	Citizen Holdings Co., Ltd.	377,500	2,088,743
	Coca-Cola West Japan Co., Ltd.	65,907	1,321,828
	Comsys Holdings Corp.	149,000	1,065,142
	Cosmo Oil Co., Ltd.	980,000	2,084,724
#	CSK Holdings Corp.	100,600	840,823
	Dai Nippon Printing Co., Ltd.	1,093,000	12,913,952
#	Dai Nippon Sumitomo Pharma Co., Ltd.	321,000	2,536,156
	Daicel Chemical Industries, Ltd.	485,000	1,748,716
	Dainippon Ink & Chemicals, Inc.	596,000	963,352
	Daiwa House Industry Co., Ltd.	916,000	8,143,166
	Denso Corp.	7,500	146,179
#	Dentsu, Inc.	527	864,721
#	Ebara Corp.	253,000	504,329
# *	Elpida Memory, Inc.	112,900	601,904

6

	Fuji Electric Holdings Co., Ltd.	781,780	1,140,650
	Fuji Heavy Industries, Ltd.	988,000	3,475,459
	FUJIFILM Holdings Corp.	1,077,300	24,799,840
	Fujikura, Ltd.	609,000	1,745,356
	Fukuoka Financial Group, Inc.	1,329,000	4,395,550
#	Futaba Industrial Co., Ltd.	85,600	533,079
	Glory, Ltd.	75,400	1,080,565
	Gunze, Ltd.	248,000	818,613
#	H2O Retailing Corp.	198,000	1,221,898
#	Hakuhodo Dy Holdings, Inc.	12,670	576,929
	Hankyu Hanshin Holdings, Inc.	1,180,000	5,566,543
	Heiwa Corp.	81,500	559,298
	Hino Motors, Ltd.	217,000	501,476
#	Hitachi Cable, Ltd.	364,000	766,674
	Hitachi Transport System, Ltd.	111,000	1,484,392
	Hitachi, Ltd.	6,574,000	30,865,283
#	Hitachi, Ltd. Sponsored ADR	140,900	6,627,936
#	House Foods Corp.	117,000	1,901,791
#	Idemitsu Kosan Co., Ltd.	25,800	1,504,218
	INPEX Corp.	1	1,393
	JS Group Corp.	548,300	7,099,955
#	Juroku Bank, Ltd.	400,000	1,475,329
	Kajima Corp.	1,395,000	4,034,951
	Kamigumi Co., Ltd.	488,000	3,882,322
#	Kandenko Co., Ltd.	129,000	677,847
	Kaneka Corp.	560,000	2,613,265
#	Kansai Paint Co., Ltd.	111,000	619,506
	Kinden Corp.	240,000	2,003,934
	Kissei Pharmaceutical Co., Ltd.	30,000	684,138
	Komori Corp.	101,100	1,155,886
	Kuraray Co., Ltd.	107,000	818,840
	Kyocera Corp.	327,900	19,260,319
	Kyocera Corp. Sponsored ADR	13,600	819,264
#	Mabuchi Motor Co., Ltd.	36,300	1,435,828
#	Marui Group Co., Ltd.	498,500	3,047,238
	Mazda Motor Corp.	96,000	212,910
#	Meiji Dairies Corp.	88,000	401,365
#	Meiji Seika Kaisha, Ltd.	408,000	1,668,368
	Mitsubishi Gas Chemical Co., Inc.	95,000	349,572
#	Mitsubishi Heavy Industries, Ltd.	6,023,000	19,311,903
	Mitsubishi Logistics Corp.	146,000	1,328,322
#	Mitsubishi Rayon Co., Ltd.	1,012,000	2,172,518
	Mitsubishi UFJ Financial Group, Inc. ADR	857,000	5,373,390
#	Mitsui Chemicals, Inc.	1,244,800	4,346,203
#	Mitsui Mining and Smelting Co., Ltd.	915,000	1,673,436
	Mitsui Sumitomo Insurance Group Holdings, Inc.	753,600	20,941,334
	Musashino Bank, Ltd.	37,500	1,129,622
	Nagase & Co., Ltd.	196,000	1,679,535
	NEC Corp.	4,396,101	13,033,403
#	NGK Spark Plug Co., Ltd.	254,000	2,394,380
	Nippon Express Co., Ltd.	1,363,000	5,501,407
	Nippon Kayaku Co., Ltd.	128,000	586,173

7

	Nippon Meat Packers, Inc.	220,536	3,024,881
	Nippon Mining Holdings, Inc.	1,731,500	5,300,733
	Nippon Mitsubishi Oil Corp.	2,732,050	11,214,424
	Nippon Paper Group, Inc.	1,563	4,177,343
#	Nippon Sheet Glass Co., Ltd.	1,009,000	3,299,830
	Nippon Shokubai Co., Ltd.	231,000	1,338,666
	Nippon Suisan Kaisha, Ltd.	254,000	633,797
	Nippon Television Network Corp.	9,400	906,914
	Nipponkoa Insurance Co., Ltd.	848,000	5,082,550
#	Nipro Corp.	42,000	643,896
	Nishi-Nippon Bank, Ltd.	1,123,000	2,446,504
	Nissan Motor Co., Ltd.	3,567,800	17,719,112
	Nissay Dowa General Insurance Co., Ltd.	383,000	1,703,703
	Nisshin Seifun Group, Inc.	64,000	693,855
	Nisshin Steel Co., Ltd.	1,226,000	1,641,832
#	Nisshinbo Industries, Inc.	305,000	1,772,768
#	NOK Corp.	112,600	1,072,064
	Obayashi Corp.	945,000	4,623,656
#	Oji Paper Co., Ltd.	1,756,000	6,704,486
	Onward Holdings Co., Ltd.	251,000	1,835,830
	Panasonic Corp.	763,135	12,289,325
	Panasonic Electric Works Co., Ltd.	616,000	5,376,324
#	Pioneer Electronic Corp.	272,600	808,635
	Q.P. Corp.	135,900	1,562,656
#	Rengo Co., Ltd.	254,000	1,295,203
	Ricoh Co., Ltd.	779,000	8,383,612
	Rohm Co., Ltd.	171,800	8,278,302
	Sanwa Holdings Corp.	238,000	789,582
	Sapporo Hokuyo Holdings, Inc.	428	1,845,867
#	Sega Sammy Holdings, Inc.	373,300	2,822,079
#	Seiko Epson Corp.	249,600	3,748,627
	Seino Holdings Co., Ltd.	295,000	1,427,504
	Sekisui Chemical Co., Ltd.	689,000	4,025,599
	Sekisui House, Ltd.	1,131,000	11,341,152
#	Shiga Bank, Ltd.	301,000	1,868,908
	Shimachu Co., Ltd.	70,700	1,612,472
	Shimizu Corp.	1,099,000	5,392,733
	Shinko Securities Co., Ltd.	819,000	2,030,922
	Shinsei Bank, Ltd.	394,000	604,360
	Shizuoka Bank, Ltd.	943,000	8,328,342
#	Showa Shell Sekiyu K.K.	36,200	295,728
#	Sohgo Security Services Co., Ltd.	101,300	947,263
	Sojitz Corp.	1,875,200	3,133,572
	Sompo Japan Insurance, Inc.	1,881,000	13,184,221
	Sony Corp.	652,500	15,464,479
	Sony Corp. Sponsored ADR	862,281	20,039,410
	Sumco Corp.	158,300	1,714,235
	Sumitomo Bakelite Co., Ltd.	347,000	1,265,845
	Sumitomo Corp.	1,638,700	14,417,351
	Sumitomo Electric Industries, Ltd.	1,097,400	8,885,150
	Sumitomo Forestry Co., Ltd.	158,000	1,036,701
#	Sumitomo Rubber Industries, Ltd.	256,500	2,262,732

8

	Sumitomo Trust & Banking Co., Ltd.	2,774,000	12,846,613
	Suzuken Co., Ltd.	25,000	534,164
	Taiheiyo Cement Corp.	1,638,800	1,907,497
	Taisei Corp.	1,740,000	4,010,024
	Taisho Pharmaceutical Co., Ltd.	166,000	2,989,954
#	Taiyo Yuden Co., Ltd.	184,000	882,053
#	Takashimaya Co., Ltd.	299,000	2,304,402
	TDK Corp.	151,000	5,102,183
	Teijin, Ltd.	1,827,000	4,751,403
	The 77 Bank, Ltd.	494,000	2,327,452
	The Awa Bank, Ltd.	246,600	1,533,352
#	The Bank of Iwate, Ltd.	19,600	1,218,179
	The Bank of Kyoto, Ltd.	353,400	3,717,326
	The Bank of Nagoya, Ltd.	213,000	1,282,206
	The Chiba Bank, Ltd.	823,000	4,067,792
	The Chugoku Bank, Ltd.	240,800	3,312,710
	The Daishi Bank, Ltd.	427,000	1,662,698
	The Fuji Fire & Marine Insurance Co., Ltd.	297,000	593,288
	The Gunma Bank, Ltd.	529,000	2,701,155
#	The Hachijuni Bank, Ltd.	675,000	3,312,140
	The Higo Bank, Ltd.	278,000	1,538,742
	The Hiroshima Bank, Ltd.	719,000	2,671,811
	The Hokkoku Bank, Ltd.	394,000	1,483,244
	The Hyakugo Bank, Ltd.	303,000	1,701,851
	The Hyakujishi Bank, Ltd.	329,000	1,642,231
	The Iyo Bank, Ltd.	340,000	3,667,934
#	The Joyo Bank, Ltd.	1,509,000	7,099,108
	The Kagoshima Bank, Ltd.	273,000	1,730,771
	The Keiyo Bank, Ltd.	317,000	1,421,148
#	The Nanto Bank, Ltd.	317,000	1,489,583
	The Ogaki Kyoritsu Bank, Ltd.	334,000	1,659,851
	The San-in Godo Bank, Ltd.	241,000	1,725,158
#	Toda Corp.	385,000	1,390,692
	Tokai Tokyo Securities Co., Ltd.	155,000	424,599
	Tokio Marine Holdings, Inc.	1,457,311	44,952,061
	Tokuyama Corp.	252,000	1,276,170
	Tokyo Steel Manufacturing Co., Ltd.	186,800	1,442,876
#	Toppan Forms Co., Ltd.	48,500	450,506
	Toppan Printing Co., Ltd.	1,154,000	8,485,278
	Toshiba TEC Corp.	181,000	558,872
	Toyo Ink Manufacturing Co., Ltd.	213,000	564,592
	Toyo Seikan Kaisha, Ltd.	334,800	4,130,621
#	Toyobo Co., Ltd.	743,000	1,053,758
	Toyota Auto Body Co., Ltd.	105,100	1,684,959
	TV Asahi Corp.	755	953,331
	UNY Co., Ltd.	309,000	2,408,170
#	Wacoal Corp.	135,000	1,462,521
	Yamaguchi Financial Group, Inc.	313,000	2,993,825
#	Yamaha Corp.	285,400	2,765,805
	Yamaha Motor Co., Ltd.	255,300	2,822,584
	Yamanashi Chuo Bank, Ltd.	241,000	1,370,714
	Yamazaki Baking Co., Ltd.	22,000	292,312

9

	Yokogawa Electric Corp.	274,000	1,268,818
	Yokohama Rubber Co., Ltd.	410,000	2,011,769

	TOTAL — JAPAN		722,594,471

	MALAYSIA — (0.0%)
	COMMON STOCKS — (0.0%)
*	Rekapacific Berhad	691,000	—

	NETHERLANDS — (3.5%)
	COMMON STOCKS — (3.5%)
	Aegon NV (5927375)	3,202,429	13,306,633
*	Aegon NV (B3CH8P0)	234,015	—
#	ArcelorMittal	1,877,993	48,755,658
#	Heineken Holding NV	74,614	2,265,169
	ING Groep NV	3,093,625	29,019,312
	ING Groep NV Sponsored ADR	538,200	5,010,642
#	Koninklijke Ahold NV	1,318,845	14,158,302
#	Koninklijke DSM NV	386,232	10,755,948
	Koninklijke Philips Electronics NV	3,192,970	59,005,541
	Koninklijke Philips Electronics NV ADR	133,700	2,473,450
*	Reinet Investments SCA	154,136	1,587,350
	SNS Reaal	194,551	1,427,166

	TOTAL — NETHERLANDS		187,765,171

	NEW ZEALAND — (0.1%)
	COMMON STOCKS — (0.1%)
#	Contact Energy, Ltd.	1,263,902	5,358,576
#	Fletcher Building, Ltd.	618,947	2,101,670

	TOTAL — NEW ZEALAND		7,460,246

	NORWAY — (0.8%)
	COMMON STOCKS — (0.8%)
	Bonheur ASA	300	5,757
	DnB NOR ASA Series A	2,507,294	14,530,611
# *	Marine Harvest	5,652,000	912,942
	Norsk Hydro ASA	1,764,614	7,373,068
	Norsk Hydro ASA Sponsored ADR	59,900	248,585
	Orkla ASA	2,700,350	17,976,811
	Storebrand ASA	713,900	1,692,181
	Wilh. Wilhelmsen ASA	11,850	170,413

	TOTAL — NORWAY		42,910,368

	PORTUGAL — (0.1%)
	COMMON STOCKS — (0.1%)
#	Banco BPI SA	275,646	568,076
#	Banco Comercial Portugues SA	2,008,205	2,333,899

10

#	Banco Espirito Santo SA	320,446	3,051,033
#	Cimpor Cimentos de Portugal SA	129,009	588,705

TOTAL — PORTUGAL			6,541,713

SINGAPORE — (1.1%)
COMMON STOCKS — (1.1%)
*	Chartered Semiconductor Manufacturing, Ltd.	906,000	140,682
	DBS Group Holdings, Ltd.	2,776,500	21,194,400
	Fraser & Neave, Ltd.	2,351,450	4,437,036
	Jardine Cycle & Carriage, Ltd.	179,324	1,150,252
#	Neptune Orient Lines, Ltd.	697,000	588,691
	Overseas Chinese Banking Corp., Ltd.	3,086,000	10,433,618
#	Singapore Airlines, Ltd.	1,301,600	9,972,225
#	Singapore Land, Ltd.	603,000	1,369,777
	United Industrial Corp., Ltd.	1,391,000	1,262,279
	United Overseas Bank, Ltd.	528,000	4,773,519
	UOL Group, Ltd.	1,376,600	1,802,007
	Venture Corp., Ltd.	85,000	310,621
#	Wheelock Properties, Ltd.	526,000	297,664

TOTAL — SINGAPORE			57,732,771

SPAIN — (4.2%)
COMMON STOCKS — (4.2%)
	Acciona SA	68,193	6,450,366
#	Acerinox SA	464,577	5,840,211
#	Banco Bilbao Vizcaya Argentaria SA Sponsored ADR	379,800	4,405,680
#	Banco de Sabadell SA	2,431,718	16,586,375
#	Banco Espanol de Credito SA	264,996	3,371,341
#	Banco Pastor SA	320,162	2,661,461
#	Banco Popular Espanol SA	467,750	4,256,830
#	Banco Santander Central Hispano SA	7,025,356	75,980,397
*	Banco Santander SA	149,432	1,641,917
#	Banco Santander SA Sponsored ADR	3,044,700	32,700,078
#	Bankinter SA	210,353	2,269,803
#	Fomento de Construcciones y Contratas SA	46,530	1,850,125
#	Gas Natural SDG SA	212,029	6,525,799
#	Grupo Catalana Occidente SA	125,781	1,978,156
#	Grupo Ferrovial SA	211,889	6,530,193
	Iberia Lineas Aereas de Espana SA	617,500	1,456,795
#	Mapfre SA	732,775	2,332,078
	Repsol YPF SA	1,204,043	22,895,968
	Repsol YPF SA Sponsored ADR	1,285,700	24,582,584
#	Sacyr Vallehermoso SA	68,588	632,545
*	Sacyr Vallehermoso SA Issue 08	4,899	44,958

TOTAL — SPAIN			224,993,660

SWEDEN — (2.4%)
COMMON STOCKS — (2.4%)
#	Boliden AB	497,200	1,195,907
#	Electrolux AB Series B	460,347	4,238,049

11

	Holmen AB Series A	6,300	185,534
#	Holmen AB Series B	146,100	4,118,077
#	Nordea Bank AB	4,247,718	34,046,034
#	Skandinaviska Enskilda Banken AB Series A	722,000	7,155,501
#	Skandinaviska Enskilda Banken AB Series C	9,800	90,862
	Skanska AB Series B	449,400	3,947,105
	SSAB Svenskt Stal AB Series A	427,300	4,320,451
#	SSAB Svenskt Stal AB Series B	131,700	1,193,966
	Svenska Cellulosa AB	57,000	424,064
	Svenska Cellulosa AB Series B	1,331,900	9,835,281
#	Svenska Handelsbanken AB Series A	740,000	13,598,988
#	Swedbank AB Series A	349,300	2,886,587
	Tele2 AB Series B	476,500	4,066,059
#	Telefonaktiebolaget LM Erricson Sponsored ADR	1,431,356	10,119,687
	TeliaSonera AB	3,790,500	16,676,942
	Volvo AB Series A	898,101	4,641,204
#	Volvo AB Series B	1,028,966	5,377,003

TOTAL — SWEDEN			128,117,301

SWITZERLAND — (5.9%)
COMMON STOCKS — (5.9%)
#	Adecco SA	413,827	14,395,755
	Baloise-Holding AG	200,163	10,701,617
	Banque Cantonale Vaudoise	9,461	2,108,802
*	Compagnie Financiere Richemont SA Series A	1,125,900	23,669,433
	Credit Suisse Group AG	1,755,349	65,639,295
#	Credit Suisse Group AG Sponsored ADR	591,859	22,135,527
#	Givaudan SA	13,556	9,237,258
	Holcim, Ltd.	435,033	24,709,544
	Julius Baer Holdings, Ltd. AG	38,097	1,489,983
	PSP Swiss Property AG	95,780	4,143,944
	St. Galler Kantonalbank	9,132	3,188,845
	Sulzer AG	15,000	885,598
	Swatch Group AG	28,715	4,480,806
	Swiss Life Holding AG	123,557	11,133,243
	Swiss Re	725,996	30,276,699
	Syngenta AG	92,793	17,346,099
*	UBS AG	807,541	13,701,770
	Zurich Financial SVCS AG	300,246	60,913,201

TOTAL — SWITZERLAND			320,157,419

UNITED KINGDOM — (17.2%)
COMMON STOCKS — (17.2%)
	Anglo American P.L.C.	1,329,421	33,356,819
	Arriva P.L.C.	105,930	1,024,812
	Associated British Foods P.L.C.	1,870,707	20,932,235
	Aviva P.L.C.	6,571,996	39,201,982
#	Barclays P.L.C. Sponsored ADR	2,197,790	23,670,198
	British Airways P.L.C.	2,965,957	6,562,735
	British American Tobacco P.L.C.	688,218	18,877,322

12

	Cable and Wireless P.L.C.	3,245,829	6,433,186
	Cadbury P.L.C. Sponsored ADR	56,000	2,070,880
	Carnival P.L.C.	658,867	14,489,470
#	Carnival P.L.C. ADR	218,000	4,948,600
	Cookson Group P.L.C.	529,282	1,713,315
#	DSG International P.L.C.	2,385,971	1,242,119
*	easyJet P.L.C.	687,918	3,431,732
	Enterprise Inns P.L.C.	1,212,242	1,908,987
	Friends Provident P.L.C.	4,238,630	4,860,376
	GKN P.L.C.	2,521,754	4,835,524
	HBOS P.L.C.	197,513	323,413
#	HSBC Holdings P.L.C. Sponsored ADR	2,176,243	128,398,337
	International Power P.L.C.	3,905,403	13,971,573
	ITV P.L.C.	11,111,390	5,366,399
	Kingfisher P.L.C.	12,172,495	22,467,306
	Ladbrokes P.L.C.	1,091,195	2,780,814
	Legal and General Group P.L.C.	14,464,693	16,635,709
	Meggitt P.L.C.	2,354,842	5,158,785
	Mondi P.L.C.	1,101,221	3,996,727
	Old Mutual P.L.C.	7,283,170	5,897,698
	Pearson P.L.C.	820,157	8,169,016
#	Pearson P.L.C. Sponsored ADR	1,817,509	18,393,191
	Rexam P.L.C.	3,248,785	19,576,536
*	Rolls-Royce Group P.L.C.	2,134,501	11,293,445
*	Rolls-Royce Group P.L.C. Series C	1,220,934	1,965
	Royal Bank of Scotland Group P.L.C.	15,142,602	16,679,810
	Royal Dutch Shell P.L.C. ADR	1,294,780	71,588,386
	RSA Insurance Group P.L.C.	12,939,111	28,774,426
	SABmiller P.L.C.	1,174,082	18,648,851
	Sainsbury (J.) P.L.C.	4,805,106	21,950,527
	Schroders P.L.C.	123,678	1,585,508
	Schroders P.L.C. Non-Voting	63,155	672,085
	Thomas Cook Group P.L.C.	1,861,207	5,049,137
#	Thomson Reuters P.L.C.	1,137,914	19,716,377
	Tomkins P.L.C. Sponsored ADR	330,800	2,434,688
	Vodafone Group P.L.C.	56,881,367	109,423,488
	Vodafone Group P.L.C. Sponsored ADR	6,370,018	122,750,247
	Whitbread P.L.C.	898,551	13,023,242
	William Morrison Supermarkets P.L.C.	6,906,878	29,409,035
	WPP Group P.L.C.	1,259,793	7,535,763
	WPP Group P.L.C. Sponsored ADR	24,445	743,372
	Xstrata P.L.C.	648,354	11,089,640

TOTAL — UNITED KINGDOM			933,065,788

		Face
		Amount	Value †
		(000)
TEMPORARY CASH INVESTMENTS — (1.6%)
	Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $92,080,000 FHLMC 4.50%, 05/01/23, valued at $87,591,100) to be repurchased at $86,299,760	$86,293	86,293,000

13

Shares
SECURITIES LENDING COLLATERAL — (14.0%)
§ @	DFA Short Term Investment Fund LP	757,347,231	757,347,231

	Face
	Amount
	(000)
@ Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $3,471,793 FHLMC 7.000%, 08/01/37, valued at $2,958,290) to be repurchased at $2,900,344	$2,900	2,900,284

TOTAL SECURITIES LENDING COLLATERAL		760,247,515

TOTAL INVESTMENTS - (100.0%) (Cost $7,723,320,604)		$5,413,879,738

See accompanying Notes to Financial Statements.

14

THE EMERGING MARKETS SERIES

SCHEDULE OF INVESTMENTS

October 31, 2008

		Shares	Value ††

ARGENTINA — (0.3%)
COMMON STOCKS — (0.3%)
	Alto Palermo SA Series A	3,418	$7,023
	BBVA Banco Frances SA	6,152	5,252
*	Capex SA Series A	108,079	71,310
*	Celulosa Argentina SA Series B	1	—
*	Endesa Costanera SA Series B	76,100	44,044
*	Gas Natural Ban SA	345,000	148,758
*	IRSA Inversiones y Representaciones SA	1	—
*	Juan Minetti SA	353,151	94,021
	Ledesma S.A.A.I.	242,632	224,684
*	MetroGas SA Series B	50,000	7,524
*	Molinos Rio de la Plata SA Series B	596,060	1,535,166
	Siderar S.A.I.C. Series A	649,191	3,193,719
	Solvay Indupa S.A.I.C.	375,000	252,850

TOTAL — ARGENTINA			5,584,351

BRAZIL — (16.0%)
COMMON STOCKS — (6.5%)
	Brasil Telecom Participacoes SA	59,520	1,277,489
	Companhia de Bebidas das Americas	85,924	3,168,460
	Companhia Siderurgica Nacional SA	502,476	6,684,218
	CPFL Energia SA	1,935	28,491
#	Empresa Brasileira de Aeronautica SA ADR	330,900	6,922,428
	Perdigao SA ADR	457,126	13,370,936
	Petroleo Brasilerio SA ADR (71654V101)	1,934,642	42,697,549
	Petroleo Brasilerio SA ADR (71654V408)	1,223,746	32,906,530
	Souza Cruz SA	95,874	1,662,583
	Tele Norte Leste Participacoes SA	59,254	929,904
	Tractebel Energia SA	164,900	1,301,542
*	Vivo Participacoes SA	16,035	173,931
	Vivo Participacoes SA ADR	2,500	27,350
	Weg SA	310,566	1,763,195
TOTAL COMMON STOCKS			112,914,606

PREFERRED STOCKS — (9.5%)
#	Aracruz Celulose SA Series B	102,635	126,014
	Banci Itau Holding Financeira SA	1,507,125	16,278,202
	Banco Bradesco SA	1,636,841	18,774,751
	Brasil Telecom Participacoes SA	222,326	1,557,770
	Brasil Telecom Participacoes SA ADR	10,165	348,151
	Brasil Telecom SA	234,762	1,397,844
#	Braskem SA Preferred A Sponsored ADR	497,900	4,296,877

1

#	Companhia Brasileira de Distribuicao Grupo Pao de Acucar Sponsored ADR	229,600	6,871,928
	Companhia de Bebidas das Americas	83	3,486
#	Companhia de Bebidas das Americas Preferred ADR	162,700	6,914,750
	Companhia Energetica de Minas Gerais	327,798	4,993,000
	Companhia Energetica de Minas Gerais SA Sponsored ADR	22,240	338,270
	Companhia Vale do Rio Doce Series A	2,173,591	25,212,251
	Companhia Vale do Rio Doce Series B	81,160	—
	Companhia Vale do Rio Doce Sponsored ADR	324,500	3,799,895
*	Empresa Nasional de Comercio Redito e Participacoes SA	480	5,980
	Gerdau SA	756,268	4,810,234
	Gerdau SA Sponsored ADR	2,037,600	13,061,016
	Metalurgica Gerdau SA	296,550	2,645,886
#	Net Servicos de Comunicacao SA Preferred ADR	982,327	6,424,419
#	Sadia SA ADR	1,234,266	7,479,652
	Tele Norte Leste Participacoes SA	180,034	2,434,801
	Tele Norte Leste Participacoes SA ADR	137,000	1,860,460
	Telecomunicacoes de Sao Paulo SA	247,800	5,490,145
	Telemar Norte Leste SA	63,412	1,545,421
#	Ultrapar Participacoes SA Sponsored ADR	173,754	3,214,449
	Unibanco-Uniao de Bancos Brasileiros SA	40,000	113,178
	Unibanco-Uniao de Bancos Brasileiros SA ADR	46,000	2,901,680
	Unibanco-Uniao de Bancos Brasileiros Units SA	806,260	4,986,792
	Usinas Siderurgicas de Minas Gerais SA Series A	337,962	4,367,845
*	Vivo Participacoes SA	132,854	1,445,977
#	Votorantim Celulose e Papel SA Sponsored ADR	1,181,000	11,916,290
TOTAL PREFERRED STOCKS			165,617,414

TOTAL — BRAZIL			278,532,020

CHILE — (3.2%)
COMMON STOCKS — (3.2%)
#	Banco de Chile Series F ADR	49,895	1,576,680
	Banco Santander Chile SA ADR	73,998	2,649,129
*	Colbun SA	1,731,270	262,704
	Compania Cervecerias Unidas SA ADR	63,800	1,705,374
	Compania Telecomunicaciones de Chile SA Sponsored ADR	302,304	2,052,644
#	Distribucion y Servicio D&S SA ADR	208,828	3,719,227
	Embotelladora Andina SA Series A ADR	28,300	284,415
	Embotelladora Andina SA Series B ADR	46,400	549,840
#	Empresa Nacional de Electricidad SA Sponsored ADR	262,585	9,768,162
	Empresas Copec SA	20,500	169,602
	Enersis SA Sponsored ADR	1,398,003	20,131,243
#	Lan Airlines SA Sponsored ADR	299,002	3,016,930
	Masisa SA	706,560	53,733
#	Sociedad Quimica y Minera de Chile SA Sponsored ADR	349,195	7,996,566
#	Vina de Concha y Toro SA Sponsored ADR	58,550	1,607,198

TOTAL — CHILE			55,543,447

2

CHINA — (4.8%)
COMMON STOCKS — (4.8%)
#	Bank of China, Ltd.	60,844,000	17,765,768
#	Beijing Capital International Airport Co., Ltd.	9,832,000	5,544,166
	Beijing Enterprises Holdings, Ltd.	50,000	197,467
#	Byd Co., Ltd.	272,900	463,829
*	China High Speed Transmission Equipment Group Co., Ltd.	561,000	445,663
	China Mobile, Ltd. Sponsored ADR	54,000	2,370,060
	China Power International Development, Ltd.	1,633,000	300,624
	China Resources Enterprise, Ltd.	7,139,000	14,213,048
	China Resources Power Holdings Co., Ltd.	956,000	1,868,365
	China Travel International Investment Hong Kong, Ltd.	3,830,000	543,203
	Citic Pacific, Ltd.	17,336,000	14,098,717
*	CITIC Resources Holdings, Ltd.	3,666,000	278,841
	CNOOC, Ltd.	45,000	36,949
*	Country Garden Holdings Co.	2,395,000	425,439
	Dalian Port (PDA) Co., Ltd.	1,070,000	243,454
	FU JI Food & Catering Services	289,000	152,986
	Global Bio-Chem Technology Group Co., Ltd.	2,008,000	279,852
	Harbin Power Equipment Co., Ltd.	908,000	504,918
	HKC (Holdings), Ltd.	4,797,213	264,272
	Hopson Development Holdings, Ltd.	818,000	273,328
#	Huadian Power International Corp.	694,000	128,113
#	Industrial and Commercial Bank of China (Asia), Ltd.	30,590,000	14,393,223
	Jiangsu Express Co., Ltd.	628,000	439,258
	Li Ning Co., Ltd.	467,500	578,554
*	Semiconductor Manufacturing International Corp. ADR	275,643	270,130
	Shenzhen Expressway Co., Ltd.	744,000	253,266
	Shenzhen International Holdings, Ltd.	9,752,500	329,187
	Sinotrans, Ltd.	1,852,000	415,858
	TPV Technology, Ltd.	1,848,000	366,902
	Travelsky Technology, Ltd.	740,000	178,052
#	ZTE Corp.	2,575,560	5,823,863

TOTAL — CHINA			83,447,355

CZECH REPUBLIC — (1.9%)
COMMON STOCKS — (1.9%)
	CEZ A.S.	323,973	14,169,330
	Komercni Banka A.S.	15,737	2,396,183
	Telefonica 02 Czech Republic A.S.	704,007	15,044,164
	Zentiva NV	38,106	2,222,897

TOTAL — CZECH REPUBLIC			33,832,574

HUNGARY — (2.3%)
COMMON STOCKS — (2.3%)
	Egis Gyogyszergyar NYRT	69,355	3,430,423
#	ELMU NYRT	185	20,428
	Magyar Telekom Telecommunications P.L.C.	714,375	2,260,280
#	MOL Hungarian Oil & Gas NYRT	108,224	5,855,120
* #	OTP Bank NYRT	719,020	11,908,444
#	Richter Gedeon NYRT	115,808	16,000,427
	Tiszai Vegyi Kombinat NYRT	63,988	1,081,984

TOTAL — HUNGARY			40,557,106

3

INDIA — (9.4%)
COMMON STOCKS — (9.4%)
	Adani Enterprises, Ltd.	51,000	397,048
	Aditya Birla Nuvo, Ltd.	5,819	66,189
	Ambuja Cements, Ltd.	1,162,146	1,463,275
	Apollo Hospitals Enterprise, Ltd.	21,437	173,264
	Asea Brown Boveri India, Ltd.	97,291	1,080,496
	Asian Paints (India), Ltd.	75,936	1,488,931
	Aventis Pharma, Ltd.	3,628	53,036
	Axis Bank, Ltd.	349,044	4,040,524
	Bajaj Auto, Ltd. (6124142)	62,764	434,320
	Bajaj Auto, Ltd. (B2QKXW0)	98,754	1,112,019
	Bajaj Finserv, Ltd.	59,835	147,135
*	Bharti Airtel, Ltd.	61,000	817,712
	Cadila Healthcare, Ltd.	43,070	226,147
	Cipla, Ltd.	752,827	2,742,215
	Colgate-Palmolive (India), Ltd.	84,376	654,861
	Crompton Greaves, Ltd.	184,828	583,419
	Cummins India, Ltd.	107,892	456,571
	Dabur India, Ltd.	308,253	511,176
	Divi’s Laboratories, Ltd.	31,510	723,291
	Dr. Reddy’s Laboratories, Ltd.	174,080	1,535,501
	Dr. Reddy’s Laboratories, Ltd. ADR	89,614	758,134
	EIH, Ltd.	165,150	289,653
	Exide Industries, Ltd.	202,666	206,681
	Gail India, Ltd.	57,000	251,263
	GlaxoSmithKline Pharmaceuticals, Ltd.	59,367	1,311,861
	Glenmark Pharmaceuticals, Ltd.	140,860	833,670
	Godrej Consumer Products, Ltd.	109,632	222,640
	Great Eastern Shipping Co., Ltd.	110,304	494,576
	HCL Technologies, Ltd.	311,688	1,114,384
	HDFC Bank, Ltd.	386,733	8,227,909
#	HDFC Bank, Ltd. ADR	47,240	3,098,944
	Hero Honda Motors, Ltd. Series B	219,870	3,380,880
	Hindustan Unilever, Ltd.	1,921,894	8,736,163
	Indian Hotels Co., Ltd.	556,861	528,696
	Infosys Technologies, Ltd.	657,429	19,010,875
	Infosys Technologies, Ltd. Sponsored ADR	250,600	7,347,592
	Infrastructure Development Finance Co., Ltd.	1,931	2,320
	ITC, Ltd.	2,007,345	6,339,447
	Jammu & Kashmir Bank, Ltd.	9,547	74,323
	Jindal Steel & Power, Ltd.	104,510	1,721,111
	JSW Steel, Ltd.	106,526	673,308
	Jubilant Organosys, Ltd.	90,060	305,079
	Larsen & Toubro, Ltd.	433,176	7,206,518
	Lupin, Ltd.	53,780	730,853
	Mahindra & Mahindra, Ltd.	254,183	1,956,792
	Mangalore Refinery & Petrochemicals, Ltd.	846,013	663,527
	Maruti Suzuki India, Ltd.	129,741	1,517,516
*	Matrix Laboratories, Ltd.	63,511	90,839

4

Motor Industries Co., Ltd.	22,318	1,480,156
Nirma, Ltd.	66,235	124,242
Pantaloon Retail India, Ltd.	9,760	40,820
Petronet LNG, Ltd.	97,953	76,775
Piramal Healthcare, Ltd.	76,008	349,903
Proctor & Gamble Hygiene & Health Care, Ltd.	11,227	163,542
Ranbaxy Laboratories, Ltd.	221,915	774,509
Reliance Capital, Ltd.	86,097	1,164,296
Reliance Communications, Ltd.	1,071,955	4,905,008
Reliance Energy, Ltd.	191,590	1,813,786
Reliance Industries, Ltd.	1,030,847	29,122,041
* Reliance Natural Resources, Ltd.	1,099,793	988,284
Satyam Computer Services, Ltd.	772,898	4,875,528
Sesa Goa, Ltd.	534,990	886,528
Shree Cement, Ltd.	2,872	23,062
Siemens India, Ltd.	153,743	827,065
Sterlite Industries (India), Ltd. Series A	431,495	2,553,212
* Sun Pharma Advanced Research Co., Ltd.	105,040	112,245
Sun Pharmaceuticals Industries, Ltd.	146,188	3,396,720
Tata Chemicals, Ltd.	106,220	343,942
Tata Consultancy Services, Ltd.	378,487	4,221,590
Tata Power Co., Ltd.	144,515	2,057,124
Tata Tea, Ltd.	8,903	92,900
Thermax, Ltd.	46,429	307,763
Titan Industries, Ltd.	7,547	157,841
United Phosphorus, Ltd.	69,388	151,455
United Spirits, Ltd.	21,912	404,014
Videsh Sanchar Nigam, Ltd.	105,825	1,075,026
Wipro, Ltd.	440,456	2,464,641
Zee Entertainment Enterprises, Ltd.	402,083	1,270,937
Zee News, Ltd.	239,188	189,157
TOTAL COMMON STOCKS		162,216,796

PREFERRED STOCKS — (0.0%)
Tata Steel, Ltd.	533,337	347,069

RIGHTS/WARRANTS — (0.0%)
* Dish TV (India), Ltd. Rights 2008	368,092	—

TOTAL — INDIA		162,563,865

INDONESIA — (2.1%)
COMMON STOCKS — (2.1%)
PT Aneka Tambang Tbk	2,782,000	261,909
PT Astra International Tbk	15,468,561	12,876,057
* PT Bakrie & Brothers Tbk	21,200,000	282,018
PT Bank Central Asia Tbk	9,860,000	2,389,612
PT Bank Danamon Indonesia Tbk	1,762,000	417,557
* PT Bank Pan Indonesia Tbk	12,348,500	585,821
PT Berlian Laju Tanker Tbk	3,803,000	218,773

5

PT Bumi Resources Tbk	16,615,000	3,315,378
* PT Holcim Indonesia Tbk	13,611,000	560,722
PT Indocement Tunggal Prakarsa Tbk	875,000	286,899
PT Indosat Tbk	5,352,500	2,567,321
PT Kalbe Farma Tbk	7,288,500	247,486
PT Lippo Karawaci Tbk	28,822,750	1,593,080
* PT Medco Energi International Tbk	2,543,500	498,469
* PT Panasia Indosyntec Tbk	75,100	2,756
PT Semen Gresik Tbk	3,194,500	862,973
PT Sinar Mas Agro Resources & Technology Tbk	1,152,500	153,110
PT Telekomunikasi Indonesia Tbk	15,037,640	7,523,134
PT Unilever Indonesia Tbk	3,681,500	2,512,385

TOTAL — INDONESIA		37,155,460

ISRAEL — (5.3%)
COMMON STOCKS — (5.3%)
Africa-Israel Investments, Ltd.	21,821	324,907
Bank Hapoalim B.M.	6,655,731	15,071,355
Bank Leumi Le-Israel	5,633,015	14,777,977
Bezeq Israeli Telecommunication Corp., Ltd.	2,194,669	3,276,573
Clal Industries, Ltd.	23,420	62,134
Clal Insurance Enterprise Holdings, Ltd.	1,996	17,531
Delek Group, Ltd.	4,584	299,372
Discount Investment Corp.	43,272	505,444
Elbit Systems, Ltd.	51,399	2,458,338
* First International Bank of Israel, Ltd. (6123804)	133,659	150,555
* First International Bank of Israel, Ltd. (6123815)	36,426	199,379
IDB Development Corp., Ltd. Series A	10,449	121,725
IDB Holding Corp., Ltd.	36,578	576,775
Israel Chemicals, Ltd.	837,943	8,451,396
Israel Discount Bank Series A	232,575	228,494
Koor Industries, Ltd.	1	18
Makhteshim-Agan Industries, Ltd.	545,196	2,064,460
Migdal Insurance Holdings, Ltd.	495,258	338,023
Osem Investment, Ltd.	67,801	774,549
Partner Communications Co., Ltd.	124,006	2,271,401
Strauss Group, Ltd.	55,697	568,960
Teva Pharmaceutical Industries, Ltd. Sponsored ADR	869,167	37,269,881
United Mizrahi Bank, Ltd.	490,955	2,570,134

TOTAL — ISRAEL		92,379,381

MALAYSIA — (4.0%)
COMMON STOCKS — (4.0%)
Affin Holdings Berhad	312,600	107,457
AMMB Holdings Berhad	540,359	329,369
Asiatic Development Berhad	276,600	246,172
Batu Kawan Berhad	15,000	30,273
Berjaya Sports Toto Berhad	749,900	930,027
Boustead Holdings Berhad	113,900	79,688
British American Tobacco Berhad	239,100	2,768,117

6

	Bumiputra-Commerce Asset Holdings Berhad	3,095,227	5,392,902
	Digi.Com Berhad	495,162	2,576,259
	EON Capital Berhad	175,500	171,580
	Fraser & Neave Holdings Berhad	61,000	142,233
	Genting Berhad	3,086,500	3,981,916
	Hong Leong Bank Berhad	820,150	1,219,120
	Hong Leong Financial Group Berhad	548,429	595,374
	IJM Corp. Berhad	79,000	57,347
	IOI Corp. Berhad	5,147,195	4,080,125
	IOI Properties Berhad	302,600	220,015
	KLCC Property Holdings Berhad	778,600	596,398
	Kuala Lumpur Kepong Berhad	814,200	1,904,922
	Lafarge Malayan Cement Berhad	259,580	209,951
	Malayan Banking Berhad	538,175	819,927
	Malaysian Airlines System Berhad	599,367	482,983
	Malaysian Pacific Industries Berhad	152,900	275,487
	MISC Berhad	2,124,832	4,893,976
	MMC Corp. Berhad	1,503,800	843,812
	Nestle (Malaysia) Berhad	217,200	1,648,248
	Oriental Holdings Berhad	241,300	311,850
	Parkson Holdings Berhad	182,650	173,230
	Petronas Dagangan Berhad	445,100	842,894
	Petronas Gas Berhad	886,800	2,452,339
	Plus Expressways Berhad	2,589,600	1,945,687
	PPB Group Berhad	889,100	1,949,749
	Public Bank Berhad	1,550,201	3,671,016
	Resorts World Berhad	4,928,500	3,479,868
	RHB Capital Berhad	525,900	458,031
	Sarawak Energy Berhad	430,200	255,295
	Shell Refining Co. Federation of Malaysia Berhad	227,000	642,165
	Sime Darby Berhad	3,457,620	6,106,678
	SP Setia Berhad	971,150	769,518
	Star Publications (Malaysia) Berhad	485,600	425,161
	Telekom Malaysia Berhad	1,816,400	1,718,269
	Tenaga Nasional Berhad	2,121,000	3,605,127
*	TM International Berhad	1,937,500	2,479,604
*	UEM World Berhad	560,500	307,794
	UMW Holdings Berhad	729,066	1,127,019
	YTL Corp. Berhad	1,420,966	2,506,354
	YTL Power International Berhad	283,040	133,354

TOTAL — MALAYSIA			69,964,680

MEXICO — (8.6%)
COMMON STOCKS — (8.6%)
	Alfa S.A.B. de C.V. Series A	3,812,637	7,822,313
#	America Movil S.A.B. de C.V. Series L	19,036,559	29,485,030
* #	Carso Global Telecom S.A.B. de C.V. Telecom Series A1	1,252,271	4,855,318
	Cementos de Mexico S.A.B de C.V. Series B	340,000	253,662
#	Coca-Cola Femsa S.A.B. de C.V. Series L	555,200	1,770,772
	Consorcio ARA S.A.B. de C.V.	1,231,500	483,316
*	Corporacion GEO S.A.B. de C.V. Series B	508,600	704,747

7

*	Corporacion Interamericana de Entramiento S.A.B. de C.V. Series B	28,827	22,403
	Corporacion Mexicana de Restaurantes S.A.B. de C.V. Series B	1,107	602
	Corporativo Fragua S.A.B. de C.V. Series B	21	193
*	Dine S.A.B. de C.V.	116,965	71,720
	El Puerto de Liverpool S.A.B. de C.V. Series C1	339,100	1,152,953
	Embotelladora Arca S.A.B. de C.V., Mexico	414,103	873,422
*	Empresas ICA S.A.B. de C.V.	50	72
*	Empresas ICA S.A.B. de C.V. Sponsored ADR	94,740	548,545
	Fomento Economico Mexicano S.A.B. de C.V. Series B & D	2,264,400	5,733,371
*	Gruma S.A.B. de C.V. ADR	85,490	222,274
	Grupo Aeroportuario del Pacifico S.A. de C.V. ADR	97,300	1,777,671
#	Grupo Carso S.A.B. de C.V. Series A-1	1,063,532	2,892,014
#	Grupo Elektra S.A. de C.V.	126,080	3,409,721
#	Grupo Financiero Banorte S.A.B. de C.V.	3,793,009	6,897,720
#	Grupo Financiero Inbursa S.A.B. de C.V. Series O	2,319,364	6,151,925
	Grupo Gigante S.A.B. de C.V. Series B	87,382	84,954
#	Grupo Industrial Bimbo S.A.B. de C.V. Series A	672,500	3,226,223
	Grupo Industrial Maseca S.A.B. de C.V. Series B	229,000	160,171
*	Grupo Kuo S.A.B. de C.V. Series B	68	26
	Grupo Mexico S.A.B. de C.V. Series B	21,157,195	16,590,332
#	Grupo Modelo S.A.B. de C.V. Series C	992,400	3,057,217
*	Grupo Nutrisa S.A. de C.V.	129	135
*	Grupo Qumma S.A. de C.V. Series B	1,591	22
#	Grupo Televisa S.A.	1,829,700	6,410,171
* #	Impulsora Del Desarrollo Y El Empleo en America Latina S.A. de C.V.	3,161,776	2,747,127
	Industrias Penoles S.A.B. de C.V.	208,750	1,857,701
#	Kimberly Clark de Mexico S.A.B. de C.V. Series A	740,600	2,417,346
* #	Organizacion Soriana S.A.B. de C.V. Series B	2,682,800	5,393,747
*	Promotora y Operadora de Infraestructura S.A. de C.V.	2,085	2,998
*	Savia S.A. de C.V.	120,000	7,461
	Telefonos de Mexico S.A. de C.V. Series A	200,000	170,973
#	Telefonos de Mexico S.A.B. de C.V.	10,416,800	9,309,749
	Telmex Internacional S.A.B. de C.V. (B39SQ41)	200,000	100,874
#	Telmex Internacional S.A.B. de C.V. (B39SR26)	10,416,800	5,488,704
	Telmex Internacional S.A.B. de C.V. ADR	30,200	316,798
*	Urbi, Desarrollos Urbanos, S.A.B. de C.V.	2,602,450	3,883,197
#	Wal-Mart de Mexico S.A.B. de C.V. Series V	4,692,980	12,582,694

TOTAL — MEXICO			148,938,384

PHILIPPINES — (0.7%)
COMMON STOCKS — (0.7%)
	Aboitiz Equity Ventures, Inc.	3,075,000	346,856
	Ayala Corp. Series A	313,453	1,508,046
	Ayala Land, Inc.	9,214,518	1,117,920
	Banco de Oro Unibank, Inc.	1,292,908	717,386
	Bank of the Philippine Islands	2,320,456	1,921,217
*	Filipina Water Bottling Corp.	2,006,957	—
	Metro Bank & Trust Co.	257,100	136,080
	Philippine Long Distance Telephone Co.	100,210	4,099,641
	Pilipino Telephone Corp.	876,000	107,624

8

	Robinson’s Land Corp. Series B	2,165,100	247,845
	SM Prime Holdings, Inc.	7,365,168	1,267,717
	Universal Robina Corp.	1,933,200	206,088

	TOTAL — PHILIPPINES		11,676,420

	POLAND — (1.4%)
	COMMON STOCKS — (1.4%)
	Bank Millennium SA	480,376	683,279
	Bank Pekao SA	163,030	7,414,805
*	Bank Przemyslowo Handlowy BPH SA	2,029	36,359
	Bank Zackodni WBK SA	37,228	1,641,628
	Browary Zywiec SA	13,855	2,471,526
	Kredyt Bank SA	88,259	322,884
*	Mondi Packaging Paper Swiecie SA	26,883	321,839
	Polski Koncern Naftowy Orlen SA	267,237	2,725,016
	Telekomunikacja Polska SA	1,112,400	8,405,484

	TOTAL — POLAND		24,022,820

	SINGAPORE — (0.0%)
	COMMON STOCKS — (0.0%)
* #	Genting International P.L.C.	560,350	138,173

	SOUTH AFRICA — (7.1%)
	COMMON STOCKS — (7.1%)
	ABSA Group, Ltd.	389,068	4,070,598
*	Adcock Ingram Holdings, Ltd.	253,166	885,757
	African Rainbow Minerals, Ltd.	424,340	4,341,924
	Anglo American Platinum Corp., Ltd.	122,915	5,078,760
	ArcelorMittal South Africa, Ltd.	394,568	3,729,512
	Barloworld, Ltd.	92,734	541,862
	Bidvest Group, Ltd.	193,516	2,063,893
	Data Tec, Ltd.	205,495	323,063
	Discovery Holdings, Ltd.	419,855	1,031,490
	Exxaro Resources, Ltd.	90,044	594,413
	FirstRand, Ltd.	273,016	396,611
	Freeworld Coatings, Ltd.	117,583	72,066
*	Harmony Gold Mining Co., Ltd.	416,418	3,045,552
*	Harmony Gold Mining Co., Ltd. Sponsored ADR	418,320	3,057,919
	Impala Platinum Holdings, Ltd.	449,160	4,688,199
	Kumba Iron Ore, Ltd.	15,092	198,751
	Liberty Group, Ltd.	224,453	1,413,719
	Massmart Holdings, Ltd.	133,568	1,198,132
*	Metorex, Ltd.	332,485	184,855
	MTN Group, Ltd.	1,745,306	19,598,239
	Naspers, Ltd. Series N	204,973	3,412,448
	Nedbank Group, Ltd.	56,096	544,531
	Network Healthcare Holdings, Ltd.	356,530	250,424
	Pick’n Pay Stores, Ltd.	309,695	978,977

9

	Pretoria Portland Cement Co., Ltd.	873,234	2,688,078
	PSG Group, Ltd.	189,027	251,797
	Sanlam, Ltd.	836,190	1,372,267
	Sasol, Ltd. Sponsored ADR	1,363,425	39,443,885
	Shoprite Holdings, Ltd.	640,645	3,381,623
*	Simmer & Jack Mines, Ltd.	866,328	162,717
	Standard Bank Group, Ltd.	634,566	5,038,637
	Steinhoff International Holdings, Ltd.	745,364	1,086,506
*	Super Group, Ltd.	513,680	155,538
	Telkom South Africa, Ltd.	559,552	6,072,981
	Tiger Brands, Ltd.	81,830	1,186,305

TOTAL — SOUTH AFRICA			122,542,029

SOUTH KOREA — (10.2%)
COMMON STOCKS — (10.2%)
#	Amorepacific Corp.	3,527	1,550,276
#	Cheil Industrial, Inc.	20,690	675,307
	Daelim Industrial Co., Ltd.	9,670	279,181
#	Daewoo Engineering & Construction Co., Ltd.	218,088	1,513,731
	Daewoo International Corp.	45,870	508,570
#	Daewoo Securities Co., Ltd.	103,195	981,448
#	Daewoo Shipbuilding & Marine Engineering Co., Ltd.	142,290	1,340,616
	Doosan Heavy Industries & Construction Co., Ltd.	14,950	658,849
#	Doosan Infracore Co., Ltd.	82,000	698,465
	GS Engineering & Construction Corp.	27,320	1,297,587
#	GS Holdings Corp.	42,945	857,223
#	Hana Financial Group, Inc.	112,261	1,782,838
	Hankook Tire Manufacturing Co., Ltd.	84,420	790,552
* #	Hite Brewery Co., Ltd.	5,979	798,929
	Hyundai Development Co.	33,870	916,541
#	Hyundai Heavy Industries Co., Ltd.	49,890	6,590,960
#	Hyundai Merchant Marine Co., Ltd.	24,600	654,407
	Hyundai Mobis	53,070	3,116,817
#	Hyundai Motor Co., Ltd.	95,919	4,432,307
	Hyundai Steel Co.	58,560	1,699,002
	Kangwon Land, Inc.	150,410	1,539,380
*	KB Financial Group, Inc.	139,085	3,447,632
#	KCC Corp.	7,410	1,445,995
* #	Kia Motors Corp.	225,130	1,896,462
	Korea Electric Power Corp.	295,290	5,867,602
	Korea Exchange Bank	200,200	1,113,613
	Korea Gas Corp.	35,793	1,347,901
	KT Corp.	195,930	4,987,524
*	KT Freetel, Ltd.	47,030	986,204
	KT&G Corp.	103,590	6,648,787
#	LG Chemical, Ltd.	36,776	2,232,591
#	LG Corp.	129,413	5,179,570
#	LG Electronics, Inc.	88,910	6,638,078
#	LG Household & Healthcare Co., Ltd.	5,120	731,426
#	POSCO	46,060	12,686,282
	S1 Corp.	3,130	106,395

10

	Samsung Corp.	77,520	2,483,949
#	Samsung Electro-Mechanics Co., Ltd.	37,767	1,112,311
	Samsung Electronics Co., Ltd.	97,139	40,954,158
	Samsung Electronics Co., Ltd. ADR	52,988	10,979,734
	Samsung Fire and Marine Insurance, Ltd.	27,229	3,606,348
#	Samsung Heavy Industries Co., Ltd.	126,000	1,940,388
* #	Samsung SDI Co., Ltd.	20,352	1,142,731
#	Samsung Securities Co., Ltd.	33,780	1,717,986
	Shinhan Financial Group Co., Ltd.	190,952	4,645,637
#	Shinsegae Co., Ltd.	10,460	3,671,319
	SK Co., Ltd.	21,194	1,421,537
	SK Energy Co., Ltd.	51,889	2,985,135
	SK Telecom Co., Ltd.	56,085	8,901,750
#	S-Oil Corp.	47,310	2,397,010
	Woongjin Coway Co., Ltd.	13,260	272,851
	Woori Investment & Securities Co., Ltd.	67,386	629,502

TOTAL — SOUTH KOREA			176,861,394

TAIWAN — (7.6%)
COMMON STOCKS — (7.6%)
	Acer, Inc.	1,964,494	2,533,893
	Advanced Semiconductor Engineering, Inc.	2,990,899	1,273,561
	Advantech Co., Ltd.	73,244	102,200
	Asia Cement Corp.	2,380,693	1,410,566
	Asustek Computer, Inc.	2,962,281	4,243,037
	AU Optronics Corp.	1,294,052	903,594
	Catcher Co., Ltd.	25,027	63,549
	Cathay Financial Holdings Co., Ltd.	181,761	195,210
	Chang Hwa Commercial Bank	196,000	75,082
	Cheng Shin Rubber Industry Co., Ltd.	980,718	1,093,259
	Cheng Uei Precision Industry Co., Ltd.	35,659	49,172
	China Steel Corp.	8,387,027	6,057,113
	Compal Electronics, Inc.	2,776,927	1,993,108
	Delta Electronics Industrial Co., Ltd.	1,669,830	3,789,574
	Evergreen Marine Corp., Ltd.	481,869	247,606
	Far East Textile, Ltd.	4,207,850	2,442,270
	First Financial Holding Co., Ltd.	5,083,487	2,397,452
	Formosa Chemicals & Fiber Co., Ltd.	4,610,141	7,452,770
	Formosa Plastics Corp.	4,721,167	7,967,558
	Formosa Taffeta Co., Ltd.	484,000	285,242
	Foxconn Technology Co., Ltd.	600,694	1,471,933
	Fubon Financial Holding Co., Ltd.	5,940,052	3,602,837
	Hon Hai Precision Industry Co., Ltd.	3,761,458	9,079,012
	Hotai Motor Co., Ltd.	387,000	557,914
	HTC Corp.	502,095	5,951,542
	Hua Nan Financial Holding Co., Ltd.	5,559,124	2,929,517
	Inventec Corp.	1,575,202	493,679
	Macronix International Co., Ltd.	1,369,335	382,087
	Media Tek, Inc.	734,059	6,573,790
	Mitac International Corp.	209,288	77,460
	Nan Ya Plastic Corp.	6,878,218	9,532,403

11

	Pou Chen Corp.	1,911,754	871,420
	President Chain Store Corp.	776,260	1,802,105
	Shin Kong Financial Holding Co., Ltd.	572,619	151,450
	Siliconware Precision Industries Co., Ltd.	2,347,324	2,422,919
	Synnex Technology International Corp.	770,364	999,957
	Taiwan Cement Corp.	2,415,895	1,240,523
	Taiwan Cooperative Bank	1,452,634	698,058
	Taiwan Glass Industrial Corp.	1,271,068	616,570
	Taiwan Semiconductor Manufacturing Co., Ltd.	22,275,436	32,412,010
	U-Ming Marine Transport Corp.	648,860	757,511
	Uni-President Enterprises Corp.	2,796,991	2,390,865
	Walsin Lihwa Corp.	2,278,539	528,438
	Wan Hai Lines Co., Ltd.	129,209	54,146
	Wistron Corp.	1,081,690	855,393
	Yang Ming Marine Transport Corp.	341,131	94,047
	Yuanta Financial Holding Co., Ltd.	1,526,885	597,327

TOTAL — TAIWAN			131,720,729

THAILAND — (1.1%)
COMMON STOCKS — (1.1%)
	Advance Info Service PCL (Foreign)	1,654,700	3,446,308
#	Bangkok Dusit Medical Services PCL (Foreign)	586,600	334,722
	Bank of Ayudhya PCL (Foreign) NVDR (6075949)	2,521,900	726,710
	Bank of Ayudhya PCL (Foreign) NVDR (6359933)	258,000	74,345
	Banpu Coal, Ltd.	24,100	110,702
	Banpu PCL (Foreign)	99,400	462,260
#	BEC World PCL (Foreign)	1,178,000	557,912
#	Bumrungrad Hospital PCL (Foreign)	297,000	186,419
	C.P. Seven Eleven PCL (Foreign)	2,614,700	574,413
	Central Pattana PCL (Foreign)	888,500	234,483
	Charoen Pokphand Foods PCL (Foreign)	4,487,600	389,224
#	Delta Electronics (Thailand) PCL (Foreign)	922,510	273,726
	Kasikornbank PCL (Foreign)	1,730,300	2,468,331
#	Krung Thai Bank PCL (Foreign)	10,840,270	1,212,378
	Padaeng Industry PCL (Foreign) NVDR	550,900	130,456
#	PTT Aromatics & Refining PCL (Foreign)	1,381,437	392,163
	PTT Chemical PCL (Foreign)	2,577,960	2,537,507
	PTT Exploration & Production PCL (Foreign)	300,000	736,091
#	Ratchaburi Electricity Generating Holding PCL (Foreign)	927,600	820,417
	Siam Cement PCL (Foreign) (6609906)	125,700	376,562
#	Siam Cement PCL (Foreign) (6806387)	183,613	560,530
*	Siam City Bank PCL (Foreign)	833,100	159,252
	Siam Commercial Bank PCL (Foreign)	1,074,766	1,640,513
	Siam Makro PCL (Foreign)	112,500	192,582
#	Thai Union Frozen Products PCL (Foreign)	574,020	270,223

TOTAL — THAILAND			18,868,229

12

TURKEY — (2.3%)
COMMON STOCKS — (2.3%)
	Akbank T.A.S.	1,278,133	4,389,996
	Akcansa Cimento Sanayi ve Ticaret A.S.	229,004	382,629
	Aksigorta A.S.	1,510,481	3,114,203
	Anadolu Efes Biracilik ve Malt Sanayi A.S.	414,134	3,506,365
	Arcelik A.S	503,962	715,063
*	Aygaz A.S.	1	—
*	Dogan Sirketler Grubu Holding A.S.	1,897,319	1,495,972
*	Dogan Yayin Holding A.S.	2	2
	Enka Insaat ve Sanayi A.S.	275,905	1,033,782
	Eregli Demir ve Celik Fabrikalari Turk A.S.	832,026	2,564,775
	Ford Otomotiv Sanayi A.S.	114,792	361,106
*	Hurriyet Gazetecilik ve Matbaacilik A.S.	408,376	220,408
*	Koc Holding A.S. Series B	3,943,304	7,357,239
	Tofas Turk Otomobil Fabrikasi A.S.	1	1
	Tupras-Turkiye Petrol Rafinerileri A.S.	231,906	2,928,406
*	Turk Ekonomi Bankasi A.S.	1	—
*	Turk Sise ve Cam Fabrikalari A.S.	486,117	395,266
	Turkcell Iletisim Hizmetleri A.S.	257,680	1,293,456
*	Turkiye Garanti Bankasi A.S.	3,050,806	5,124,083
	Turkiye Is Bankasi A.S.	1,372,915	3,903,216
*	Yapi ve Kredi Bankasi A.S.	1,340,636	1,700,076

TOTAL — TURKEY			40,486,044

			Value †
SECURITIES LENDING COLLATERAL — (11.7%)
§ @	DFA Short Term Investment Fund LP	191,178,954	191,178,954

		Face
		Amount
		(000)
@	Repurchase Agreement, Deutsche Bank Securities 0.25%, 11/03/08 (Collateralized by $25,549,645 FHLMC, rates ranging from 5.296%(r) to 6.000%, maturities ranging from 12/01/26 to 03/01/33 & FNMA 5.520%(r), 05/01/17, valued at $12,757,896) to be repurchasedat $12,508,001	$12,508	12,507,740

TOTAL SECURITIES LENDING COLLATERAL			203,686,694

TOTAL INVESTMENTS - (100.0%) (Cost $1,345,667,600)			$1,738,501,155

See accompanying Notes to Financial Statements.

13

THE TAX-MANAGED U.S. MARKETWIDE VALUE SERIES

SCHEDULE OF INVESTMENTS

October 31, 2008

		Shares	Value †

COMMON STOCKS — (84.9%)
Consumer Discretionary — (11.8%)
*	4Kids Entertainment, Inc.	842	$4,454
* #	99 Cents Only Stores	143,220	1,747,284
*	A.C. Moore Arts & Crafts, Inc.	30,471	84,709
#	Aaron Rents, Inc.	26,200	649,498
*	Acme Communications, Inc.	18,512	9,256
	Aldila, Inc.	7,385	31,755
*	Alloy, Inc.	17,245	86,570
#	American Axle & Manufacturing Holdings, Inc.	14,804	53,146
#	American Greetings Corp. Class A	73,700	860,816
* #	America’s Car-Mart, Inc.	25,396	414,717
	Arctic Cat, Inc.	20,244	153,450
#	ArvinMeritor, Inc.	129,930	769,186
	Asbury Automotive Group, Inc.	50,300	163,475
*	Ascent Media Corp. (043632108)	48	1,214
* # ●	Ascent Media Corp. (043632207)	393	46,649
*	Ashworth, Inc.	12,200	22,326
*	Audiovox Corp. Class A	23,689	139,528
* #	AutoNation, Inc.	311,900	2,142,753
* #	Avatar Holdings, Inc.	1,900	64,505
* #	Bakers Footwear Group, Inc.	4,000	4,920
*	Ballantyne of Omaha, Inc.	7,332	13,198
#	Barnes & Noble, Inc.	58,445	1,103,442
	Bassett Furniture Industries, Inc.	8,939	39,421
	Beasley Broadcast Group, Inc.	11,000	16,390
	Beazer Homes USA, Inc.	46,461	147,281
	Belo Corp. Class A	142,548	303,627
*	Benihana, Inc. Class A	300	894
* #	Big Lots, Inc.	22,600	552,118
#	Blockbuster, Inc. Class A	218,800	332,576
* #	Blockbuster, Inc. Class B	44,552	38,760
*	Bluegreen Corp.	21,700	105,245
	Bob Evans Farms, Inc.	56,700	1,183,896
#	Bon-Ton Stores, Inc.	14,849	33,262
	Books-A-Million, Inc.	21,400	67,410
#	Borders Group, Inc.	2,900	9,831
#	Brookfield Homes Corp.	39,865	365,163
#	Brown Shoe Company, Inc.	74,175	781,804
	Brunswick Corp.	112,200	389,334
#	Building Materials Holding Corp.	8,100	1,944
* #	Cabela’s, Inc.	120,700	959,565
*	Cache, Inc.	9,000	32,310
* #	California Coastal Communities, Inc.	10,209	12,965
#	Callaway Golf Co.	6,859	71,745
	Canterbury Park Holding Corp.	2,833	19,548

1

	Carmike Cinemas, Inc.	8,200	17,630
#	Carnival Corp.	89	2,261
*	Carriage Services, Inc.	19,056	45,353
* #	Casual Male Retail Group, Inc.	17,267	32,807
*	Cavalier Homes, Inc.	23,813	37,863
*	Cavco Industries, Inc.	9,895	336,727
	CBS Corp. Class B	493,166	4,788,642
* #	Charming Shoppes, Inc.	57,800	63,580
* #	Chico’s FAS, Inc.	7,700	26,180
*	Chromcraft Revington, Inc.	100	45
	Churchill Downs, Inc.	81	3,076
	Cinemark Holdings, Inc.	67,196	557,055
	Coachmen Industries, Inc.	6,900	7,452
	Coast Distribution System, Inc.	400	880
	Cobra Electronics Corp.	1,200	1,932
	Collectors Universe, Inc.	15,716	58,309
#	Columbia Sportswear Co.	19,513	719,444
	Comcast Corp. Class A	3,570,978	56,278,613
	Comcast Corp. Special Class A Non-Voting	1,432,185	22,084,293
*	Concord Camera Corp.	9,362	18,537
* #	Conn’s, Inc.	38,000	514,900
#	Cooper Tire & Rubber Co.	97,000	740,110
* #	Cox Radio, Inc.	61,500	335,175
	Craftmade International, Inc.	3,099	5,919
	CSS Industries, Inc.	18,850	418,470
*	Culp, Inc.	21,913	62,890
* #	Cumulus Media, Inc. Class A	9,982	10,481
*	Cybex International, Inc.	30,133	59,663
*	Cycle Country Accessories Corp.	2,876	2,013
*	DEI Holdings, Inc.	1,368	315
*	dELiA*s, Inc.	17,143	41,486
*	Delta Apparel, Inc.	879	5,362
*	Design Within Reach, Inc.	24,371	48,986
*	Diedrich Coffee, Inc.	9,452	9,925
#	Dillards, Inc. Class A	120,300	641,199
#	DineEquity, Inc.	55,683	1,003,964
*	Discovery Communications, Inc. (25470F104)	40,480	552,147
* #	Discovery Communications, Inc. (25470F203)	3,937	53,543
*	Discovery Communications, Inc. (25470F302)	44,417	591,634
*	Dixie Group, Inc.	11,800	48,380
*	Dorman Products, Inc.	12,347	138,904
	Dover Motorsports, Inc.	15,900	34,026
* #	DSW, Inc.	2,000	25,860
*	Duckwall-ALCO Stores, Inc.	700	9,023
	Educational Development Corp.	2,100	8,778
*	Emerson Radio Corp.	16,040	9,303
*	Entravision Communications Corp.	38,700	73,143
#	Escalade, Inc.	600	816
*	Expedia, Inc.	109,511	1,041,450
*	Famous Dave’s of America, Inc.	200	838
	Finish Line, Inc. Class A	110,609	1,058,528
	Fisher Communications, Inc.	8,231	303,724
*	Flanigan’s Enterprises, Inc.	865	3,892
	Flexsteel Industries, Inc.	1,719	13,975
	Foot Locker, Inc.	211,064	3,085,756

2

* #	Ford Motor Co.	3,834,761	8,398,127
	Fortune Brands, Inc.	78,326	2,987,354
* #	Franklin Covey Co.	10,916	55,672
*	Franklin Electronic Publishers, Inc.	15,050	19,189
#	Fred’s, Inc.	60,080	735,980
	Frisch’s Restaurants, Inc.	600	10,260
*	Fuel Systems Solutions, Inc.	1,973	56,132
#	Furniture Brands International, Inc.	71,463	406,624
*	GameTech International, Inc.	16,810	39,672
* #	Gander Mountain Co.	43,992	89,304
#	Gannett Co., Inc.	53,822	592,042
* #	Gaylord Entertainment Co.	28,382	607,659
* #	G-III Apparel Group, Ltd.	24,200	334,202
*	Goodyear Tire & Rubber Co.	152,323	1,358,721
#	Gray Television, Inc.	21,091	10,545
*	Great Wolf Resorts, Inc.	1,800	3,402
#	Group 1 Automotive, Inc.	41,700	419,085
* #	Harris Interactive, Inc.	43,601	50,577
*	Hartmarx Corp.	1,893	1,117
*	Hastings Entertainment, Inc.	1,572	7,121
	Haverty Furniture Co., Inc.	36,299	357,182
*	Hawk Corp.	600	8,670
*	Hayes Lemmerz International, Inc.	8,881	11,812
	Hearst-Argyle Television, Inc.	90,553	1,356,484
*	Heelys, Inc.	22,220	77,992
* #	Helen of Troy, Ltd.	64,389	1,158,358
*	Hollywood Media Corp.	30,308	58,191
*	Hot Topic, Inc.	12,657	82,017
* #	Hovnanian Enterprises, Inc. Class A	97,900	419,991
*	HSN, Inc.	68,956	424,079
* #	Iconix Brand Group, Inc.	9,157	99,720
*	ILX Resorts, Inc.	900	1,116
*	Interstate Hotels & Resorts, Inc.	52,424	51,376
*	Interval Leisure Group, Inc.	68,956	500,621
	J. Alexander’s Corp.	9,296	45,086
	J.C. Penney Co., Inc.	232,990	5,573,121
* #	JAKKS Pacific, Inc.	18,275	408,812
* #	Jarden Corp.	105,350	1,875,230
* #	Jo-Ann Stores, Inc.	47,950	918,722
	Johnson Outdoors, Inc.	12,128	101,390
	Jones Apparel Group, Inc.	42,015	466,787
	Journal Communications, Inc. Class A	17,629	44,072
#	KB HOME	116,206	1,939,478
	Kenneth Cole Productions, Inc. Class A	7,474	99,255
	Kimball International, Inc. Class B	28,687	213,718
#	K-Swiss, Inc. Class A	23,908	361,728
	LaCrosse Footwear, Inc.	495	7,078
*	Lakeland Industries, Inc.	11,757	116,747
* #	Lakes Entertainment, Inc.	8,221	35,350
#	Landry’s Restaurants, Inc.	25,100	315,005
*	Lazare Kaplan International, Inc.	13,180	94,896
#	La-Z-Boy, Inc.	48,700	281,486
*	LeapFrog Enterprises, Inc.	100	675
*	Lear Corp.	47,300	95,073
#	Lee Enterprises, Inc.	27,711	69,277

3

#	Leggett & Platt, Inc.	236,744	4,109,876
*	Liberty Media Corp. - Entertainment Class A	668,364	10,760,660
*	Liberty Media Corp. - Entertainment Class B	16,688	254,492
*	Liberty Media Holding Corp. Capital Class A	217,289	1,479,738
*	Liberty Media Holding Corp. Capital Class B	6,066	45,252
*	Liberty Media Holding Corp. Interactive Class A	883,163	4,309,835
* #	Liberty Media Holding Corp. Interactive Class B	35,506	172,559
#	Lifetime Brands, Inc.	11,058	54,184
*	LIN TV Corp.	28,200	48,222
	Lithia Motors, Inc. Class A	249	1,021
* #	Live Nation, Inc.	130,962	1,473,322
*	Lodgian, Inc.	21,628	110,303
*	Luby’s, Inc.	48,862	236,492
#	M/I Homes, Inc.	30,930	420,957
*	Mace Security International, Inc.	8,131	7,074
	Macy’s, Inc.	372,300	4,575,567
* #	MarineMax, Inc.	1,200	2,784
*	McCormick & Schmick’s Seafood Restaurants, Inc.	14,412	70,475
	MDC Holdings, Inc.	58,234	1,958,409
*	Meade Instruments Corp.	4,151	706
* #	Meritage Homes Corp.	61,660	846,592
	Modine Manufacturing Co.	42,200	312,280
* #	Mohawk Industries, Inc.	98,740	4,777,041
	Monro Muffler Brake, Inc.	1,919	41,316
*	Morton’s Restaurant Group, Inc.	17,295	59,841
*	Mothers Work, Inc.	11,618	102,006
#	Movado Group, Inc.	31,700	482,157
*	MTR Gaming Group, Inc.	35,575	95,341
* #	Multimedia Games, Inc.	34,788	105,060
#	Nautilus Group, Inc.	51,000	124,440
*	Navarre Corp.	79	73
	New Frontier Media, Inc.	22,735	43,651
* #	New Motion, Inc.	7,832	13,941
*	New York & Co., Inc.	33,100	93,342
#	News Corp. Class A	1,550	16,492
* #	Office Depot, Inc.	233,937	842,173
#	OfficeMax, Inc.	51,600	415,380
#	Orleans Homebuilders, Inc.	21,971	67,451
	O’Charleys, Inc.	28,308	212,310
* #	Outdoor Channel Holdings, Inc.	49,315	394,520
	Oxford Industries, Inc.	35,285	475,289
* #	Palm Harbor Homes, Inc.	1,200	10,320
*	PC Mall, Inc.	6,308	28,260
#	Penske Automotive Group, Inc.	161,280	1,320,883
*	Perry Ellis International, Inc.	31,523	308,610
*	Phoenix Footwear Group, Inc.	8,300	3,361
* #	Pinnacle Entertainment, Inc.	9,100	50,960
* #	Playboy Enterprises, Inc. Class B	45,100	111,397
*	Pomeroy IT Solutions, Inc.	10,282	26,733
*	Proliance International, Inc.	4,966	2,980
*	QEP Co., Inc.	5,300	18,921
* #	Quiksilver, Inc.	137,900	357,161
*	Rainmaker Systems, Inc.	15,054	18,817
* #	RC2 Corp.	6,900	87,630
*	Red Lion Hotels Corp.	28,076	77,771

4

*	Regent Communications, Inc.	7,837	2,273
#	Regis Corp.	73,400	907,958
* #	Rent-A-Center, Inc.	40,770	595,242
*	Retail Ventures, Inc.	65,700	135,342
*	Rex Stores Corp.	4,050	35,964
* #	Rocky Brands, Inc.	6,664	27,656
#	Royal Caribbean Cruises, Ltd.	322,500	4,373,100
	Ruby Tuesday, Inc.	8,900	21,449
#	Russ Berrie & Co., Inc.	15,100	40,770
#	Ryland Group, Inc.	16,800	315,672
*	Saga Communications, Inc. Class A	26,080	139,528
	Salem Communications Corp.	16,481	17,305
#	Sauer-Danfoss, Inc.	6,000	61,500
	Scholastic Corp.	38,300	711,231
* #	Sears Holdings Corp.	110,430	6,376,228
	Service Corp. International	207,451	1,431,412
	Shiloh Industries, Inc.	25,710	128,807
*	Shoe Carnival, Inc.	26,682	373,815
	Sinclair Broadcast Group, Inc. Class A	103,923	335,671
*	Skechers U.S.A., Inc. Class A	23,700	321,846
	Skyline Corp.	5,323	115,083
#	Snap-On, Inc.	18,575	686,346
#	Sonic Automotive, Inc.	48,400	248,292
* #	Source Interlink Companies, Inc.	4,817	1,782
*	Spanish Broadcasting System, Inc.	17,195	3,955
#	Speedway Motorsports, Inc.	74,817	1,193,331
*	Sport Chalet, Inc. Class A	15,382	24,150
*	Sport Chalet, Inc. Class B	500	950
#	Sport Supply Group, Inc.	3,633	29,173
#	Stage Stores, Inc.	60,550	466,840
	Standard Motor Products, Inc.	23,500	98,935
#	Standard Pacific Corp.	133,900	381,615
	Stanley Furniture, Inc.	11,599	114,134
*	Steinway Musical Instruments, Inc.	8,617	191,814
#	Stewart Enterprises, Inc.	25,202	130,294
* #	Stoneridge, Inc.	23,350	132,861
	Strattec Security Corp.	5,656	121,378
#	Superior Industries International, Inc.	38,900	556,270
	Superior Uniform Group, Inc.	9,178	91,688
* #	Syms Corp.	6,000	63,000
#	Systemax, Inc.	29,000	410,640
#	Tandy Brand Accessories, Inc.	10,432	25,141
*	Tandy Leather Factory, Inc.	200	460
*	Tarragon Corp.	236	31
	The Marcus Corp.	17,610	247,068
	The Men’s Wearhouse, Inc.	1,500	22,935
#	The Pep Boys - Manny, Moe & Jack	81,600	393,312
* #	The Steak n Shake Co.	600	3,090
*	Ticketmaster	44,432	430,102
	Time Warner, Inc.	5,159,956	52,063,956
*	Toll Brothers, Inc.	257,599	5,955,689
*	Trans World Entertainment Corp.	35,365	84,876
*	TRW Automotive Holdings Corp.	168,375	1,064,130
*	Tuesday Morning Corp.	32,332	72,424
	Tyco Electronics, Ltd.	600,698	11,677,569

5

* #	Unifi, Inc.	172,580	828,384
#	Unifirst Corp.	18,900	616,707
* #	Valassis Communications, Inc.	48,600	215,784
*	ValueVision Media, Inc. Class A	47,100	32,499
	Virco Manufacturing Corp.	12,501	34,253
* #	Warnaco Group, Inc.	24,108	718,659
	Washington Post Co.	14,654	6,254,327
* #	West Marine, Inc.	3,600	22,788
	Whirlpool Corp.	86,201	4,021,277
*	WPT Enterprises, Inc.	3,937	1,496
	Wyndham Worldwide Corp.	244,516	2,002,586
	Xerium Technologies, Inc.	43,860	170,615
* #	Zale Corp.	75,640	1,290,418
Total Consumer Discretionary			295,622,881

Consumer Staples — (5.0%)
	American Italian Pasta Co.	651	8,300
	Archer-Daniels-Midland Co.	457,265	9,479,103
*	Bridgford Foods Corp.	100	400
* #	Cagle’s, Inc. Class A	600	1,980
#	Cal-Maine Foods, Inc.	27,317	802,847
* #	Caribou Coffee Co.	3,840	6,835
*	Central Garden & Pet Co.	48,200	162,916
*	Central Garden & Pet Co. Class A	110,693	352,004
#	Chiquita Brands International, Inc.	48,500	662,025
	Coca-Cola Bottling Co.	6,321	279,262
	Coca-Cola Enterprises, Inc.	722,040	7,256,502
* #	Collective Brands, Inc.	45,200	578,108
*	Constellation Brands, Inc. Class A	133,054	1,668,497
* #	Constellation Brands, Inc. Class B	12,715	159,446
	Corn Products International, Inc.	93,300	2,269,056
* #	Craft Brewers Alliance, Inc.	11,301	31,530
#	CVS Caremark Corp.	726,214	22,258,459
	Del Monte Foods Co.	359,370	2,267,625
#	Farmer Brothers Co.	34,214	821,136
	Griffin Land & Nurseries, Inc. Class A	1,500	46,005
* #	Hain Celestial Group, Inc.	32,559	756,671
#	Imperial Sugar Co.	8,419	99,681
	Ingles Market, Inc. Class A	2,038	38,029
#	J.M. Smucker Co.	92,382	4,116,542
	Kraft Foods, Inc.	1,178,778	34,349,591
#	MGP Ingredients, Inc.	40,300	61,256
	Molson Coors Brewing Co.	246,248	9,199,825
#	Molson Coors Brewing Co. Class A	1,908	70,596
*	Monterey Pasta Co.	15,479	24,457
#	Nash-Finch Co.	20,900	824,087
	Oil-Dri Corp. of America	3,066	50,742
*	Omega Protein Corp.	35,725	263,650
*	Orchids Paper Products Co.	700	4,865
* #	Parlux Fragrances, Inc.	48,809	157,653
	PepsiAmericas, Inc.	52,095	986,158
#	Pilgrim’s Pride Corp.	98,100	107,910
* #	Prestige Brands Holdings, Inc.	101,900	704,129
#	Reynolds American, Inc.	137,000	6,707,520
#	Sanderson Farms, Inc.	9,200	287,224

6

* #	Sanfilippo (John B.) & Son, Inc.	9,100	65,611
#	Seaboard Corp.	2,041	2,734,940
*	Seneca Foods Corp. Class B	300	5,356
* #	Smart Balance, Inc.	600	4,296
* #	Smithfield Foods, Inc.	226,973	2,387,756
* #	Spectrum Brands, Inc.	67,400	49,202
	SUPERVALU, Inc.	339,545	4,835,121
	Tasty Baking Co.	2,699	11,822
* #	TreeHouse Foods, Inc.	53,970	1,633,132
#	Tyson Foods, Inc. Class A	405,030	3,539,962
	Weis Markets, Inc.	32,063	1,040,124
*	Winn-Dixie Stores, Inc.	92,300	1,386,346
*	Zapata Corp.	3,064	19,150
Total Consumer Staples			125,635,440

Energy — (13.5%)
	Adams Resources & Energy, Inc.	6,958	129,419
*	Allis-Chalmers Energy, Inc.	73,600	497,536
	Anadarko Petroleum Corp.	845,068	29,830,900
	Apache Corp.	403,946	33,256,874
*	Aventine Renewable Energy Holdings, Inc.	400	780
	Barnwell Industries, Inc.	5,190	33,216
* #	Basic Energy Services, Inc.	79,746	1,090,925
*	Bill Barret Corp.	1,140	23,256
*	Brigham Exploration Co.	97,094	761,217
* #	Bristow Group, Inc.	38,200	946,214
*	Bronco Drilling Co., Inc.	40,781	314,829
#	Cabot Oil & Gas Corp.	3,300	92,631
*	Callon Petroleum Co.	21,700	223,944
	Chesapeake Energy Corp.	618,000	13,577,460
	Cimarex Energy Co.	127,200	5,146,512
*	Clayton Williams Energy, Inc.	18,190	880,942
*	Complete Production Services, Inc.	95,200	1,179,528
* #	Comstock Resources, Inc.	27,444	1,356,282
	ConocoPhillips	1,671,850	86,969,637
* #	Delta Petroleum Corp.	8,728	82,043
	Devon Energy Corp.	498,108	40,277,013
* #	Edge Petroleum Corp.	14,709	8,678
*	Encore Acquisition Co.	65,400	2,037,210
* #	Endeavour International Corp.	56,417	42,313
*	Energy Partners, Ltd.	8,200	35,424
#	ENSCO International, Inc.	48,547	1,845,271
	EOG Resources, Inc.	20,900	1,691,228
* #	EXCO Resources, Inc.	162,510	1,493,467
* #	Exterran Holdings, Inc.	26,789	600,341
* #	Forest Oil Corp.	112,481	3,285,570
*	Geokinetics, Inc.	12,504	71,273
* #	Geomet, Inc.	65,104	192,057
* #	Grey Wolf, Inc.	245,898	1,578,665
*	Gulfmark Offshore, Inc.	17,147	634,439
* #	Harvest Natural Resources, Inc.	28,700	243,663
* #	Helix Energy Solutions Group, Inc.	3,100	32,736
	Helmerich & Payne, Inc.	64,234	2,203,869
*	Hercules Offshore, Inc.	92,800	676,512
#	Hess Corp.	198,137	11,929,829

7

*	HKN, Inc.	19,023	99,300
*	Hornbeck Offshore Services, Inc.	9,800	233,240
	Marathon Oil Corp.	845,923	24,616,359
* #	Mariner Energy, Inc.	150,441	2,164,846
#	Massey Energy Co.	33,400	771,206
*	Meridian Resource Corp.	154,985	184,432
*	Natural Gas Services Group	15,260	202,195
*	Newfield Exploration Co.	221,665	5,093,862
* #	Newpark Resources, Inc.	130,700	751,525
	Noble Energy, Inc.	177,500	9,198,050
*	Oil States International, Inc.	39,000	902,070
* #	OMNI Energy Services Corp.	17,800	40,050
	Overseas Shipholding Group, Inc.	52,000	1,954,160
* #	Parker Drilling Co.	87,100	445,952
	Patterson-UTI Energy, Inc.	111,625	1,481,264
*	Petrohawk Energy Corp.	182,762	3,463,340
*	Petroleum Development Corp.	16,500	341,715
*	PHI, Inc. Non-Voting	24,417	512,269
* #	PHI, Inc. Voting	200	4,660
* #	Pioneer Drilling Co.	83,080	643,039
	Pioneer Natural Resources Co.	164,693	4,583,406
* #	Plains Exploration & Production Co.	162,830	4,591,806
*	Pride International, Inc.	30,126	566,068
* #	Quest Resource Corp.	14,737	6,263
#	Rowan Companies, Inc.	44,876	814,051
* #	SEACOR Holdings, Inc.	38,153	2,562,737
* #	Stone Energy Corp.	51,287	1,556,048
*	Swift Energy Corp.	48,099	1,543,016
#	Tesoro Petroleum Corp.	54,600	527,982
* #	Toreador Resources Corp.	13,050	96,570
* #	Trico Marine Services, Inc.	41,694	375,246
*	Union Drilling, Inc.	34,327	188,112
*	Unit Corp.	57,000	2,139,780
#	USEC, Inc.	56,800	234,584
	Valero Energy Corp.	738,360	15,195,449
* #	VeraSun Energy Corp.	158,300	80,733
#	W&T Offshore, Inc.	65,800	1,261,386
*	Whiting Petroleum Corp.	70,255	3,652,557
#	World Fuel Services Corp.	14,011	300,256
Total Energy			338,653,287

Financials — (28.3%)
	1st Source Corp.	51,101	1,096,627
	21st Century Holding Co.	21,667	117,435
	Abigail Adams National Bancorp, Inc.	900	3,600
	Abington Bancorp, Inc.	49,812	515,554
	Access National Corp.	600	3,507
	Advanta Corp. Class A	28,983	68,690
#	Advanta Corp. Class B	63,916	288,900
	Affirmative Insurance Holdings, Inc.	7,456	8,873
* #	Allegheny Corp.	15,148	4,271,736
	Alliance Bancorp, Inc. of Pennsylvania	700	5,600
	Allstate Corp.	739,900	19,525,961
* #	AmComp, Inc.	8,043	97,642
#	Amcore Financial, Inc.	36,434	169,418

8

	American Bancorp of New Jersey, Inc.	22,486	202,374
#	American Capital, Ltd.	319,685	4,491,574
	American Equity Investment Life Holding Co.	88,700	400,924
	American Financial Group, Inc.	206,800	4,700,564
*	American Independence Corp.	866	2,988
	American National Insurance Co.	48,061	3,281,605
	American Physicians Capital, Inc.	4,950	202,504
#	American West Bancorporation	30,946	37,445
* #	AmeriCredit Corp.	151,900	890,134
	Ameriprise Financial, Inc.	136,412	2,946,499
	Ameris Bancorp	36,345	401,249
*	Amerisafe, Inc.	39,216	676,084
* #	AmeriServe Financial, Inc.	33,134	81,510
#	Anchor Bancorp Wisconsin, Inc.	31,539	179,772
* #	Appalachian Bancshares, Inc.	1,797	8,931
#	Asset Acceptance Capital Corp.	12,421	100,734
	Associated Banc-Corp.	21,861	482,254
	Atlantic Coast Federal Corp.	3,455	22,492
#	Atlantic Southern Financial Group, Inc.	1,000	11,000
* #	B of I Holding, Inc.	12,754	58,668
	Baldwin & Lyons, Inc. Class A	300	4,800
	Baldwin & Lyons, Inc. Class B	8,413	153,032
	Bancorp Rhode Island, Inc.	1,300	31,486
#	BancorpSouth, Inc.	35,800	868,866
#	BancTrust Financial Group, Inc.	14,204	176,982
	Bank Mutual Corp.	94,800	1,093,044
	Bank of America Corp.	2,475,676	59,837,089
* #	Bank of Florida Corp.	21,114	128,795
	Bank of Granite Corp.	32,753	126,099
#	BankAtlantic Bancorp, Inc.	2,860	17,646
#	BankFinancial Corp.	46,664	568,834
#	BankUnited Financial Corp. Class A	225	105
	Banner Corp.	666	8,505
	Bar Harbor Bankshares	2,200	59,290
#	BB&T Corp.	165,800	5,943,930
* #	Beach First National Bancshares, Inc.	7,596	39,195
	Benjamin Franklin Bancorp, Inc.	5,074	65,911
	Berkshire Hills Bancorp, Inc.	25,284	658,143
#	Beverly Hills Bancorp, Inc.	26,339	19,227
#	BlackRock, Inc.	10,920	1,434,233
*	BNCCORP, Inc.	494	3,087
	Brookline Bancorp, Inc.	77,125	902,362
#	Cadence Financial Corp.	27,281	204,607
	Camden National Corp.	637	18,632
#	Capital City Bank Group, Inc.	14,054	393,512
#	Capital Corp. of the West	9,068	20,856
#	Capital One Financial Corp.	617,854	24,170,448
	Capital Southwest Corp.	8,539	870,978
#	CapitalSouth Bancorp	100	188
#	Capitol Bancorp, Ltd.	35,999	368,630
	Cardinal Financial Corp.	63,270	394,805
	Carver Bancorp, Inc.	600	4,044
	Cascade Financial Corp.	9,977	69,340
#	Cathay General Bancorp	68,257	1,670,931
	Center Bancorp, Inc.	837	8,537

9

	Center Financial Corp.	40,876	421,023
#	Centerstate Banks of Florida, Inc.	400	7,000
*	Central Jersey Bancorp	7,049	48,215
	Central Pacific Financial Corp.	14,800	230,880
	Centrue Financial Corp.	1,000	10,880
	Century Bancorp, Inc. Class A	1,206	19,899
	CFS Bancorp, Inc.	14,248	115,409
#	Chemical Financial Corp.	34,775	913,539
*	Chicopee Bancorp, Inc.	1,000	12,300
	Chubb Corp.	390,477	20,234,518
	Cincinnati Financial Corp.	230,743	5,997,011
	Citigroup, Inc.	260,500	3,555,825
	Citizens Community Bancorp, Inc.	10,355	61,198
	Citizens Holding Co.	300	5,748
#	Citizens Republic Bancorp, Inc.	6,639	19,585
	Citizens South Banking Corp.	1,842	12,433
#	City National Corp.	73,100	3,913,043
	CNA Financial Corp.	381,500	5,936,140
* #	CNA Surety Corp.	59,978	830,695
	Codorus Valley Bancorp, Inc.	315	3,196
#	Colony Bankcorp, Inc.	300	2,625
#	Columbia Banking System, Inc.	39,247	624,812
	Comerica, Inc.	181,422	5,005,433
	Commonwealth Bankshares, Inc.	1,300	12,935
* #	Community Bancorp	2,900	9,338
#	Community Bank System, Inc.	31,500	785,925
#	Community Trust Bancorp, Inc.	26,863	896,687
#	Community West Bancshares	400	1,500
* #	CompuCredit Corp.	51,918	133,948
*	Conseco, Inc.	246,095	457,737
*	Consumer Portfolio Services, Inc.	19,578	21,144
* #	Core-Mark Holding Co., Inc.	22,071	436,344
#	Corus Bankshares, Inc.	10,197	22,433
*	Cowen Group, Inc.	2,400	16,968
	Crawford & Co. Class A	1,200	9,252
*	Crescent Financial Corp.	18,540	99,189
*	Dearborn Bancorp, Inc.	7,013	21,249
	Delphi Financial Group, Inc. Class A	72,650	1,144,237
	Discover Financial Services	719,953	8,819,424
	Donegal Group, Inc. Class A	40,892	669,811
	Donegal Group, Inc. Class B	300	4,905
* #	E*TRADE Financial Corp.	123,406	224,599
#	East West Bancorp, Inc.	29,363	509,448
	Eastern Insurance Holdings, Inc.	22,090	207,425
	Eastern Virginia Bankshares, Inc.	300	3,147
#	EMC Insurance Group, Inc.	24,800	606,608
*	Encore Bancshares, Inc.	2,700	45,063
* #	Encore Capital Group, Inc.	37,672	352,610
	Enterprise Bancorp, Inc.	600	7,728
#	Enterprise Financial Services Corp.	17,061	316,482
	ESB Financial Corp.	1,000	10,400
#	ESSA Bancorp, Inc.	21,670	300,346
	Evans Bancorp, Inc.	400	6,720
#	F.N.B. Corp.	28,392	371,935
#	Farmers Capital Bank Corp.	1,900	37,582

10

	FBL Financial Group, Inc. Class A	49,686	867,518
#	Federal Agriculture Mortgage Corp. Class A	277	831
#	Federal Agriculture Mortgage Corp. Class C	13,100	75,980
	Fidelity Bancorp, Inc.	400	4,160
	Fidelity National Financial, Inc.	315,427	2,841,997
#	Fidelity Southern Corp.	6,266	21,618
#	Fifth Third Bancorp	1,011,926	10,979,397
#	Financial Federal Corp.	26,141	605,164
#	Financial Institutions, Inc.	5,250	85,102
* #	First Acceptance Corp.	24,600	75,030
	First American Corp.	155,240	3,168,448
#	First Bancorp	12,931	226,292
#	First Bancorp, Inc.	870	15,660
	First Bancshares, Inc. (318687100)	400	6,220
	First Bancshares, Inc. (318916103)	300	4,360
#	First Busey Corp.	62,149	1,158,457
#	First Business Financial Services, Inc.	300	5,094
	First Citizens BancShares, Inc.	18,938	2,895,999
#	First Commonwealth Financial Corp.	104,690	1,157,871
#	First Community Bancshares, Inc.	2,977	93,180
	First Defiance Financial Corp.	10,977	110,319
#	First Federal Bancshares of Arkansas, Inc.	1,300	11,336
	First Federal of Northern Michigan Bancorp, Inc.	1,100	3,025
#	First Financial Bancorp	56,678	762,319
#	First Financial Corp.	27,466	1,161,262
#	First Financial Holdings, Inc.	2,652	57,548
	First Financial Service Corp.	900	16,335
	First M&F Corp.	300	2,853
#	First Merchants Corp.	31,341	689,815
*	First Mercury Financial Corp.	27,414	295,797
#	First Niagara Financial Group, Inc.	191,382	3,018,094
	First PacTrust Bancorp, Inc.	900	9,180
	First Place Financial Corp.	24,803	170,397
* #	First Regional Bancorp	16,621	91,415
	First Security Group, Inc.	10,832	81,132
	First United Corp.	600	10,452
	Firstbank Corp.	210	1,928
* #	FirstCity Financial Corp.	705	2,291
#	Flagstar Bancorp, Inc.	33,000	62,700
#	Flushing Financial Corp.	37,796	587,728
	FNB United Corp.	21,631	139,087
* #	FPIC Insurance Group, Inc.	10,600	474,456
#	Fulton Financial Corp.	165,453	1,737,256
#	Gateway Financial Holdings, Inc.	23,241	126,431
	Genworth Financial, Inc.	705,238	3,413,352
	German American Bancorp, Inc.	16,936	193,070
*	Golfsmith International Holdings, Inc.	531	504
#	Great Southern Bancorp, Inc.	500	5,325
#	Greene Bancshares, Inc.	3,500	69,125
	GS Financial Corp.	400	6,196
* #	Guaranty Bancorp	113,605	483,957
	Guaranty Federal Bancshares, Inc.	1,684	14,415
* #	Guaranty Financial Group, Inc.	3,334	6,768
*	Hallmark Financial Services, Inc.	20,100	130,650
#	Hancock Holding Co.	1,500	66,240

11

#	Hanmi Financial Corp.	6,300	25,200
	Hanover Insurance Group, Inc.	96,080	3,771,140
	Harleysville Group, Inc.	36,500	1,152,670
#	Harleysville National Corp.	66,217	918,430
	Harrington West Financial Group, Inc.	400	1,520
* #	Harris & Harris Group, Inc.	57,901	289,505
	Hartford Financial Services Group, Inc.	358,609	3,700,845
	HCC Insurance Holdings, Inc.	166,823	3,680,115
#	Heartland Financial USA, Inc.	13,489	320,364
	Heritage Commerce Corp.	37,423	484,254
	Heritage Financial Corp.	11,918	145,519
	HF Financial Corp.	400	5,492
*	Hilltop Holdings, Inc.	9,727	91,434
	Hingham Institution for Savings	500	14,450
	HMN Financial, Inc.	4,096	36,864
	Home Bancshares, Inc.	29,170	759,587
	Home Federal Bancorp, Inc.	20,386	236,274
	HopFed Bancorp, Inc.	1,719	18,600
	Horace Mann Educators Corp.	68,828	547,871
	Horizon Bancorp	300	5,190
#	Horizon Financial Corp.	17,341	104,219
	Hudson City Bancorp, Inc.	672,553	12,650,722
#	Huntington Bancshares, Inc.	94,200	890,190
	IBERIABANK Corp.	21,918	1,116,503
	Imperial Capital Bancorp, Inc.	359	1,852
#	Independence Holding Co.	25,070	163,707
#	Independent Bank Corp. (MA)	21,300	612,801
#	Independent Bank Corp. (MI)	42,610	156,379
	Infinity Property & Casualty Corp.	32,000	1,274,240
#	Integra Bank Corp.	37,375	225,371
	Intervest Bancshares Corp.	1,136	6,793
	Investors Title Co.	1,100	41,756
#	Irwin Financial Corp.	380	836
	JPMorgan Chase & Co.	2,667,818	110,047,492
	Kentucky First Federal Bancorp	3,200	30,432
#	KeyCorp	497,441	6,083,703
#	K-Fed Bancorp	107	900
*	Knight Capital Group, Inc.	76,607	1,107,737
* #	LaBranche & Co., Inc.	2,500	15,575
	Lakeland Bancorp, Inc.	43,159	475,612
	LandAmerica Financial Group, Inc.	11,300	111,305
	Landmark Bancorp, Inc.	1,470	30,870
	Legacy Bancorp, Inc.	22,879	298,342
#	Legg Mason, Inc.	145,493	3,228,490
#	Leucadia National Corp.	244,200	6,554,328
	Lincoln National Corp.	464,693	8,011,307
#	LNB Bancorp, Inc.	12,489	86,923
	Loews Corp.	759,497	25,222,895
	LSB Corp.	800	8,440
#	M&T Bank Corp.	103,167	8,366,844
#	Macatawa Bank Corp.	33,567	168,171
#	MainSource Financial Group, Inc.	40,061	715,489
*	Marlin Business Services, Inc.	100	396
	Marshall & Ilsley Corp.	319,280	5,756,618
	MB Financial, Inc.	59,049	1,754,346

12

#	MBT Financial Corp.	21,613	94,881
	Meadowbrook Insurance Group, Inc.	113,375	597,486
	Medallion Financial Corp.	26,860	217,297
#	Mercantile Bancorp, Inc.	400	5,700
	Mercantile Bank Corp.	716	6,938
	Mercer Insurance Group, Inc.	14,397	188,817
* #	Meridian Interstate Bancorp, Inc.	1,700	16,490
	Merrill Lynch & Co., Inc.	108,016	2,008,017
	Meta Financial Group, Inc.	1,601	16,730
	MetLife, Inc.	1,059,505	35,196,756
	MetroCorp Bancshares, Inc.	2,600	28,756
	MicroFinancial, Inc.	4,100	12,300
#	Midwest Banc Holdings, Inc.	50,922	153,275
	Morgan Stanley	567,849	9,920,322
	MutualFirst Financial, Inc.	2,300	20,125
#	Nara Bancorp, Inc.	40,685	447,535
#	National Penn Bancshares, Inc.	139,707	2,366,637
	National Western Life Insurance Co. Class A	900	169,902
#	Nationwide Financial Services, Inc.	76,100	3,600,291
* #	Navigators Group, Inc.	8,200	414,182
	Nelnet, Inc. Class A	36,200	529,606
* #	New Century Bancorp, Inc.	600	3,450
	New Hampshire Thrift Bancshares, Inc.	2,300	21,160
	New Westfield Financial, Inc.	41,439	428,894
	New York Community Bancorp, Inc.	309,198	4,842,041
#	NewAlliance Bancshares, Inc.	185,060	2,553,828
	NewBridge Bancorp	5,501	20,739
*	Newport Bancorp, Inc.	700	8,050
* #	NewStar Financial, Inc.	1,000	5,410
* #	NexCen Brands, Inc.	240	20
*	Nexity Financial Corp.	5,159	7,739
	Northeast Community Bancorp, Inc.	18,337	142,020
	Northrim Bancorp, Inc.	6,315	83,295
#	NYMAGIC, Inc.	13,520	235,924
	OceanFirst Financial Corp.	12,175	201,983
	Odyssey Re Holdings Corp.	126,009	4,969,795
#	Old National Bancorp	65,900	1,248,146
	Old Republic International Corp.	407,212	3,750,423
	Osage Bancshares, Inc.	600	4,770
#	PAB Bankshares, Inc.	306	1,882
#	Pacific Capital Bancorp	75,280	1,478,499
#	Pacific Continental Corp.	4,430	63,128
	Pacific Mercantile Bancorp	15,114	63,479
*	Pacific Premier Bancorp, Inc.	300	1,200
#	PacWest Bancorp	1,100	27,489
	Pamrapo Bancorp, Inc.	2,200	18,656
#	Park National Corp.	19,846	1,443,797
	Parkvale Financial Corp.	500	7,490
	Patriot National Bancorp	400	4,684
* # ●	Pelican Financial, Inc. Escrow Shares	300	—
* #	Pennsylvania Commerce Bancorp, Inc.	3,131	93,147
* #	Penson Worldwide, Inc.	32,500	232,050
	Peoples Bancorp of North Carolina	300	3,030
	Peoples Bancorp, Inc.	21,610	413,832
*	PICO Holdings, Inc.	32,451	812,573

13

* #	Pinnacle Financial Partners, Inc.	38,859	1,137,014
* #	Piper Jaffray Companies, Inc.	3,100	122,295
*	PMA Capital Corp. Class A	38,757	179,057
#	PMI Group, Inc.	20,600	51,294
	Porter Bancorp, Inc.	1,575	29,122
	Preferred Bank	2,500	17,475
	Premier Financial Bancorp, Inc.	900	7,875
#	Presidential Life Corp.	23,958	224,726
	Princeton National Bancorp, Inc.	1,100	26,648
	Principal Financial Group, Inc.	13,157	249,851
*	ProAssurance Corp.	40,933	2,249,268
#	Prosperity Bancshares, Inc.	75,055	2,492,577
	Protective Life Corp.	125,973	1,051,875
	Provident Financial Holdings, Inc.	8,407	48,340
	Provident Financial Services, Inc.	68,965	1,011,027
	Provident New York Bancorp	84,300	1,014,972
	Prudential Financial, Inc.	463,538	13,906,140
#	Pulaski Financial Corp.	9,672	77,376
	Rainier Pacific Financial Group, Inc.	15,619	70,286
#	Regions Financial Corp.	6,101	67,660
* #	Reinsurance Group of America, Inc. Class A	97,140	3,627,208
*	Reinsurance Group of America, Inc. Class B	131,688	4,877,724
#	Renasant Corp.	44,612	935,068
#	Republic Bancorp, Inc. Class A	1,900	43,738
*	Republic First Bancorp, Inc.	7,511	60,088
	Resource America, Inc.	22,388	128,731
*	Rewards Network, Inc.	6,834	25,969
#	Riverview Bancorp, Inc.	14,671	70,127
	RLI Corp.	35,020	2,009,798
#	Rockville Financial, Inc.	14,403	187,383
	Rome Bancorp, Inc.	16,195	163,489
	Royal Bancshares of Pennsylvania, Inc. Class A	900	4,608
#	Safety Insurance Group, Inc.	29,335	1,114,437
	Sanders Morris Harris Group, Inc.	59,090	437,266
#	Sandy Spring Bancorp, Inc.	35,765	767,875
	SCBT Financial Corp.	2,860	96,925
*	Seabright Insurance Holdings	44,350	463,901
#	Seacoast Banking Corp. of Florida	18,176	161,403
#	Security Bank Corp.	21,068	41,715
#	Selective Insurance Group, Inc.	82,800	1,966,500
#	Shore Bancshares, Inc.	1,200	29,136
	SI Financial Group, Inc.	5,417	37,648
#	Simmons First National Corp. Class A	13,221	410,115
#	Somerset Hills Bancorp	4,111	34,944
#	South Financial Group, Inc.	308	1,789
*	Southcoast Financial Corp.	700	3,605
	Southern Community Financial Corp.	30,490	118,301
* #	Southern First Bancshares, Inc.	900	9,153
#	Southwest Bancorp, Inc.	30,600	443,088
* #	Sovereign Bancorp, Inc.	298,408	865,383
*	Specialty Underwriters’ Alliance, Inc.	2,510	8,735
	State Auto Financial Corp.	74,593	1,964,780
	StellarOne Corp.	14,774	251,158
	Sterling Bancshares, Inc.	29,924	238,195
#	Sterling Financial Corp.	6,509	55,261

14

#	Stewart Information Services Corp.	25,500	423,300
* #	Stratus Properties, Inc.	2,802	68,649
*	Sun American Bancorp	560	1,078
*	Sun Bancorp, Inc.	31,881	318,810
#	SunTrust Banks, Inc.	383,603	15,397,824
* #	Superior Bancorp	108	597
#	Susquehanna Bancshares, Inc.	153,978	2,385,119
* #	Susser Holdings Corp.	9,700	151,126
	SWS Group, Inc.	41,145	763,651
#	Synovus Financial Corp.	511,500	5,283,795
	Taylor Capital Group, Inc.	2,735	30,769
	Teche Holding Co.	600	18,000
#	Temecula Valley Bancorp, Inc.	2,718	9,377
* #	Texas Capital Bancshares, Inc.	40,316	719,641
	TF Financial Corp.	600	11,340
* #	The Bancorp, Inc.	9,634	36,031
* #	The NASDAQ OMX Group, Inc.	8,600	279,156
#	The Phoenix Companies, Inc.	88,600	573,242
	The Travelers Companies, Inc.	932,958	39,697,363
	The Wilber Corp.	600	4,656
* #	Thomas Weisel Partners Group, Inc.	7,655	43,021
#	TIB Financial Corp.	1,553	7,004
* #	Tidelands Bancshares, Inc.	400	1,928
#	Timberland Bancorp, Inc.	3,000	17,700
	Transatlantic Holdings, Inc.	91,903	3,938,044
*	Tree.com, Inc.	11,492	31,143
	TriCo Bancshares	2,200	47,388
#	Trustmark Corp.	56,645	1,162,355
#	UMB Financial Corp.	46,740	2,118,724
#	Umpqua Holdings Corp.	70,705	1,203,399
*	Unico American Corp.	1,900	13,395
	Union Bankshares Corp.	28,291	674,175
* #	United Capital Corp.	300	6,675
#	United Community Banks, Inc.	35,446	465,052
#	United Community Financial Corp.	62,591	293,552
	United Financial Bancorp, Inc.	36,681	513,534
#	United Fire & Casualty Co.	47,123	1,091,840
*	United PanAm Financial Corp.	14,353	25,118
	United Western Bancorp, Inc.	18,229	206,899
#	Unitrin, Inc.	104,046	2,184,966
	Unity Bancorp, Inc.	2,925	11,671
*	Universal American Corp.	46,291	409,675
	Univest Corp. of Pennsylvania	17,567	543,523
	Unum Group	545,000	8,583,750
	W. R. Berkley Corp.	206,690	5,429,746
	Wachovia Corp.	412,954	2,647,035
#	Washington Federal, Inc.	15,332	270,150
#	Webster Financial Corp.	51,670	957,962
#	Wesbanco, Inc.	41,466	1,127,046
	Wesco Financial Corp.	12,923	4,264,461
	West Bancorporation	22,100	276,250
#	West Coast Bancorp	3,775	32,918
* #	Western Alliance Bancorp	25,600	379,136
#	White Mountains Insurance Group, Ltd.	18,985	6,540,333
*	White River Capital, Inc.	300	3,758

15

#	Whitney Holding Corp.	111,205	2,112,895
	Willow Financial Bancorp, Inc.	28,055	242,676
#	Wilshire Bancorp, Inc.	17,744	195,716
#	Wintrust Financial Corp.	40,447	1,035,443
* #	WSB Financial Group, Inc.	754	679
	WSB Holdings, Inc.	100	398
#	Yadkin Valley Financial Corp.	14,330	213,374
	Zenith National Insurance Corp.	63,800	2,096,468
#	Zions Bancorporation	161,212	6,143,789
*	ZipRealty, Inc.	13,033	37,665
Total Financials			708,732,328

Health Care — (2.3%)
*	Adolor Corp.	6,302	19,851
* #	Advanced Medical Optics, Inc.	35,678	220,133
	Aetna, Inc.	95	2,363
*	Albany Molecular Research, Inc.	34,810	440,347
*	Allied Healthcare International, Inc.	57,915	83,977
*	Allied Healthcare Products, Inc.	1,000	4,275
*	Allion Healthcare, Inc.	27,600	119,508
	Alpharma, Inc. Class A	78,205	2,448,599
*	American Dental Partners, Inc.	21,149	184,631
*	AMICAS, Inc.	99,113	183,359
*	Anadys Pharmaceuticals, Inc.	4,584	10,039
* #	AngioDynamics, Inc.	48,717	613,834
*	Arqule, Inc.	2,100	5,796
*	Arrhythmia Research Technology, Inc.	1,200	3,372
*	Assisted Living Concepts, Inc.	74,765	371,582
* #	ATS Medical, Inc.	8,800	23,320
* #	Avigen, Inc.	4,409	2,645
*	BioScrip, Inc.	65,100	195,300
* #	Boston Scientific Corp.	17	154
#	Brookdale Senior Living, Inc.	112,800	972,336
* #	Caliper Life Sciences, Inc.	33,998	47,597
	Cambrex Corp.	20,000	90,000
*	Cantel Medical Corp.	30,908	296,717
*	Capital Senior Living Corp.	45,075	202,387
*	Cardiac Science Corp.	37,674	351,498
* #	Celera Corp.	66,920	756,865
* #	Community Health Systems, Inc.	151,474	3,105,217
* #	CONMED Corp.	49,672	1,301,406
*	Continucare Corp.	20,028	47,266
#	Cooper Companies, Inc.	77,156	1,271,531
*	Cross Country Healthcare, Inc.	36,400	412,048
*	Cutera, Inc.	5,552	47,248
	Daxor Corp.	1,100	16,830
* #	Digirad Corp.	37,779	31,734
* #	Dynacq Healthcare, Inc.	314	1,083
* #	ev3, Inc.	37,893	245,168
*	Fresenius Kabi Pharmaceuticals Holding, Inc.	34,028	39,132
* #	Gentiva Health Services, Inc.	42,124	1,143,667
* #	Greatbatch, Inc.	47,900	1,041,825
* #	Hanger Orthopedic Group, Inc.	9,000	149,940
* #	HealthSpring, Inc.	86,917	1,435,869
*	HealthTronics, Inc.	59,194	114,836

16

#	Hill-Rom Holdings, Inc.	57,955	1,319,056
* #	Hi-Tech Pharmacal Co., Inc.	12,055	87,881
* #	Hologic, Inc.	44,000	538,560
*	Home Diagnostics, Inc.	16,023	139,560
	Hooper Holmes, Inc.	6,014	3,909
#	Invacare Corp.	49,400	898,586
* #	Inverness Medical Innovations, Inc.	3,400	65,110
* #	Iridex Corp.	4,807	10,960
	Kewaunee Scientific Corp.	1,631	14,761
* #	Kindred Healthcare, Inc.	43,700	633,213
*	King Pharmaceuticals, Inc.	426,520	3,749,111
*	Langer, Inc.	9,342	6,913
* #	Lannet Co., Inc.	8,400	23,940
* #	Lexicon Pharmaceuticals, Inc.	24,800	38,936
* #	LifePoint Hospitals, Inc.	82,208	1,970,526
*	Magyar Bancorp, Inc.	500	4,015
	Martek Biosciences Corp.	4,700	140,201
*	Maxygen, Inc.	267	1,119
*	MedCath Corp.	39,208	604,587
*	Medical Staffing Network Holdings, Inc.	29,839	12,831
* #	MediciNova, Inc.	300	680
*	Nabi Biopharmaceuticals	500	1,960
*	National Dentex Corp.	400	2,116
*	Novacea, Inc.	10,743	14,288
* #	NovaMed, Inc.	38,506	136,311
*	Nutraceutical International Corp.	25,992	237,827
* #	NxStage Medical, Inc.	22,100	89,726
	Omnicare, Inc.	202,170	5,573,827
* #	Orchid Cellmark, Inc.	289	341
*	Osteotech, Inc.	25,510	81,377
*	Par Pharmaceutical Cos, Inc.	46,800	468,000
*	PDI, Inc.	15,476	75,059
*	Pharmanet Development Group, Inc.	8,875	14,200
*	Prospect Medical Holdings, Inc.	14,274	34,258
*	Regeneration Technologies, Inc.	30,452	92,879
*	RehabCare Group, Inc.	27,481	470,750
* #	Res-Care, Inc.	32,560	501,750
* #	Spectrum Pharmaceuticals, Inc.	184	331
*	SRI/Surgical Express, Inc.	1,600	3,680
*	SunLink Health Systems, Inc.	500	1,110
* #	Symmetry Medical, Inc.	1,442	18,631
*	Synovis Life Technologies, Inc.	1,836	32,112
*	Theragenics Corp.	32,183	62,757
* #	Triple-S Management Corp.	8,500	86,785
* #	ViroPharma, Inc.	121,567	1,524,450
* #	Vital Images, Inc.	31,973	417,248
*	Watson Pharmaceuticals, Inc.	102,600	2,685,042
*	WellPoint, Inc.	424,020	16,481,657
	Young Innovations, Inc.	1,312	22,304
Total Health Care			57,450,516

Industrials — (10.2%)
*	A. T. Cross Co. Class A	18,431	97,684
	A.O. Smith Corp.	34,400	1,085,320
*	ACCO Brands Corp.	83,346	235,036

17

* #	Accuride Corp.	27,500	8,800
	Aceto Corp.	31,800	265,530
	Alamo Group, Inc.	20,383	256,418
* #	Alaska Air Group, Inc.	78,900	1,948,830
	Albany International Corp. Class A	28,323	412,383
	Alexander & Baldwin, Inc.	67,519	2,153,856
* #	Allied Defense Group, Inc.	17,161	124,417
*	Allied Waste Industries, Inc.	437,356	4,557,250
* #	Amerco, Inc.	31,616	1,430,940
	American Railcar Industries, Inc.	10,700	118,984
#	American Woodmark Corp.	4,852	89,956
	Ameron International Corp.	7,300	343,100
	Ampco-Pittsburgh Corp.	251	5,934
* #	AMR Corp.	2,200	22,462
* #	AMREP Corp.	1,419	42,726
	Applied Industrial Technologies, Inc.	53,325	1,076,632
	Applied Signal Technologies, Inc.	17,902	320,804
* #	Argon ST, Inc.	21,980	458,503
	Arkansas Best Corp.	38,800	1,132,572
* #	Arotech Corp.	20,120	12,877
*	Avis Budget Group, Inc.	53,950	88,478
* #	Axsys Technologies, Inc.	12,900	851,787
*	Baldwin Technology Co., Inc. Class A	17,977	35,594
	Barrett Business Services, Inc.	16,000	176,000
* #	Beacon Roofing Supply, Inc.	72,525	992,142
#	Belden, Inc.	46,850	976,354
#	BlueLinx Holdings, Inc.	56,806	152,808
	Bowne & Co., Inc.	19,714	153,572
#	Briggs & Stratton Corp.	31,661	498,977
* #	Builders FirstSource, Inc.	54,493	207,073
	Burlington Northern Santa Fe Corp.	398,500	35,490,410
#	C&D Technologies, Inc.	36,712	128,492
	CDI Corp.	29,909	388,817
*	Celadon Group, Inc.	39,349	420,641
	Champion Industries, Inc.	5,186	16,388
	Chicago Rivet & Machine Co.	300	4,710
#	CIRCOR International, Inc.	18,850	577,753
*	Commercial Vehicle Group, Inc.	34,696	46,146
#	CompX International, Inc.	700	3,976
* #	Cornell Companies, Inc.	3,700	84,249
*	Covenant Transport Group Class A	4,818	10,070
*	CPI Aerostructures, Inc.	5,826	39,034
	CSX Corp.	607,620	27,780,386
#	Cubic Corp.	24,200	538,450
* #	Dollar Thrifty Automotive Group, Inc.	300	486
	Ducommun, Inc.	19,878	401,337
	Eastern Co.	10,296	120,978
	Ecology & Environment, Inc. Class A	1,000	10,000
#	Electro Rent Corp.	54,304	651,105
#	Encore Wire Corp.	35,480	680,152
* #	EnerSys Inc.	60,439	799,004
	Ennis, Inc.	48,199	567,302
* #	EnPro Industries, Inc.	26,355	585,345
	Espey Manufacturing & Electronics Corp.	3,050	60,085
* #	Esterline Technologies Corp.	51,094	1,841,939

18

* #	ExpressJet Holdings, Inc.	2,460	4,256
#	Federal Signal Corp.	81,490	693,480
*	First Advantage Corp.	14,062	153,698
* #	Flanders Corp.	18,900	117,180
	Frozen Food Express Industries, Inc.	6,500	37,635
#	G & K Services, Inc. Class A	32,639	737,315
* #	Gardner Denver Machinery, Inc.	4,005	102,608
	GATX Corp.	73,797	2,106,904
#	Greenbrier Companies, Inc.	33,734	278,306
*	Griffon Corp.	43,752	369,267
	Hardinge, Inc.	26,515	184,810
* #	Henry Bros. Electronics, Inc.	8,600	52,030
*	Herley Industries, Inc.	5,800	77,140
*	Hudson Highland Group, Inc.	35,619	186,644
*	Huttig Building Products, Inc.	4,100	4,551
* #	ICF International, Inc.	400	7,432
*	ICT Group, Inc.	9,323	49,132
	IKON Office Solutions, Inc.	172,140	2,965,972
#	Innovative Solutions & Support, Inc.	1,200	7,380
* #	Insituform Technologies, Inc. Class A	57,301	769,552
	Insteel Industries, Inc.	2,229	22,870
* #	Interline Brands, Inc.	11,698	124,467
*	International Shipholding Corp.	8,100	199,179
*	Intersections, Inc.	35,048	294,403
* #	JetBlue Airways Corp.	152,100	844,155
*	Kadant, Inc.	5,957	97,933
#	Kaman Corp. Class A	37,597	959,851
*	Kansas City Southern	10,954	338,150
#	Kelly Services, Inc. Class A	53,465	761,342
	Kennametal, Inc.	20,956	444,686
*	Kforce, Inc.	42,221	332,279
* #	K-Tron International, Inc.	70	6,579
	L.S. Starrett Co. Class A	5,000	71,000
	Lawson Products, Inc.	3,859	114,998
*	LECG Corp.	31,316	150,317
*	LGL Group, Inc.	400	1,800
*	Limco-Piedmont, Inc.	300	1,065
	LSI Industries, Inc.	14,163	111,180
*	Lydall, Inc.	7,000	46,550
* #	M&F Worldwide Corp.	29,969	690,785
*	Mac-Gray Corp.	10,800	81,972
* #	Marten Transport, Ltd.	45,793	841,675
	Masco Corp.	124,744	1,266,152
*	Medialink Worldwide, Inc.	5,500	770
*	Merrimac Industries, Inc.	2,600	7,930
*	Mesa Air Group, Inc.	1,000	370
*	Miller Industries, Inc.	22,810	139,141
*	Misonix, Inc.	8,971	18,391
* #	Mobile Mini, Inc.	52,331	879,161
#	Mueller Industries, Inc.	38,242	874,595
#	Mueller Water Products, Inc.	40,933	286,531
	Mueller Water Products, Inc. Class B	130,035	855,630
#	NACCO Industries, Inc. Class A	10,965	675,554
*	Nashua Corp.	400	2,736
	National Technical Systems, Inc.	15,400	65,681

19

* #	NCI Building Systems, Inc.	22,800	424,308
	Norfolk Southern Corp.	661,000	39,620,340
	Northrop Grumman Corp.	435,224	20,407,653
*	On Assignment, Inc.	23,009	149,559
#	Oshkosh Truck Corp. Class B	50,500	386,830
* #	Owens Corning, Inc.	205,722	3,236,007
*	P.A.M. Transportation Services, Inc.	20,990	182,193
*	Paragon Technologies, Inc.	3,771	14,877
*	Park-Ohio Holdings Corp.	3,700	28,083
*	Patrick Industries, Inc.	1,300	2,496
*	PGT, Inc.	7,500	15,525
* #	PHH Corp.	88,157	710,545
* #	Pinnacle Airlines Corp.	3,900	10,647
* #	Plug Power, Inc.	178,671	175,098
	Portec Rail Products, Inc.	11,395	76,688
* #	Power-One, Inc.	7,000	7,770
	Providence & Worcester Railroad Co.	1,000	14,000
#	Quanex Building Products Corp.	2,800	25,648
	R. R. Donnelley & Sons Co.	295,956	4,903,991
	Raytheon Co.	7,274	371,774
*	RCM Technologies, Inc.	19,816	22,590
#	Regal-Beloit Corp.	6,432	209,426
* #	Republic Airways Holdings, Inc.	48,800	729,560
#	Robbins & Myers, Inc.	1,146	23,378
*	Rush Enterprises, Inc. Class A	31,175	292,110
* #	Rush Enterprises, Inc. Class B	18,522	197,630
	Ryder System, Inc.	89,844	3,559,619
*	Saia, Inc.	10,800	114,588
	Schawk, Inc.	32,616	428,248
* #	School Specialty, Inc.	37,902	795,942
	Servidyne, Inc.	7,283	28,258
*	SIFCO Industries, Inc.	600	3,420
#	SkyWest, Inc.	79,932	1,231,752
	Southwest Airlines Co.	1,077,730	12,695,659
*	Sparton Corp.	3,057	6,206
*	Spherion Corp.	20,600	65,508
#	SPX Corp.	54,690	2,118,691
	Standex International Corp.	25,800	665,898
	Supreme Industries, Inc.	1,642	2,381
	Sypris Solutions, Inc.	13,620	12,667
	Tech/Ops Sevcon, Inc.	874	4,195
	Technology Research Corp.	12,921	21,966
	Tecumseh Products Co. Class A	11,200	207,424
*	Tecumseh Products Co. Class B	1,400	23,240
	Timken Co.	116,978	1,857,611
	Todd Shipyards Corp.	9,932	124,150
*	TRC Companies, Inc.	29,646	53,659
	Tredegar Industries, Inc.	50,900	749,248
* #	Trex Co., Inc.	15,119	246,591
	Trinity Industries, Inc.	91,550	1,545,364
#	Triumph Group, Inc.	5,400	236,844
*	Tufco Technologies, Inc.	1,000	3,450
	Twin Disc, Inc.	8,294	64,279
*	U.S. Home Systems, Inc.	4,314	9,146
	Union Pacific Corp.	483,593	32,289,505

20

* #	United Rentals, Inc.	93,585	959,246
#	Universal Forest Products, Inc.	31,400	742,610
*	URS Corp.	91,400	2,686,246
*	US Airways Group, Inc.	4,301	43,612
*	USA Truck, Inc.	13,849	204,550
	Valpey Fisher Corp.	1,464	2,928
#	Viad Corp.	34,729	758,829
*	Volt Information Sciences, Inc.	45,263	346,262
	Wabash National Corp.	59,700	362,976
	Watts Water Technologies, Inc.	60,015	1,586,196
*	WCA Waste Corp.	29,283	95,170
#	Werner Enterprises, Inc.	115,482	2,265,757
* #	Westaff, Inc.	14,426	5,770
*	Willdan Group, Inc.	1,000	2,205
*	Willis Lease Finance Corp.	4,400	56,056
* #	YRC Worldwide, Inc.	59,368	271,905
Total Industrials			253,890,777

Information Technology — (4.8%)
* #	3Com Corp.	270,673	738,937
* #	Access Integrated Technologies, Inc.	14,024	16,689
*	Actel Corp.	33,263	402,150
* #	ActivIdentity Corp.	62,658	125,316
#	Acxiom Corp.	20,804	163,519
* #	Adaptec, Inc.	212,719	682,828
* #	Advanced Micro Devices, Inc.	125,500	439,250
#	Agilysys, Inc.	26,100	104,922
*	Amtech Systems, Inc.	10,600	67,946
*	Anaren, Inc.	11,003	136,987
* #	Applied Micro Circuits Corp.	94,993	485,414
* #	Arris Group, Inc.	109,812	758,801
*	Arrow Electronics, Inc.	200,870	3,505,182
	Astro-Med, Inc.	2,626	18,540
*	Autobytel, Inc.	3,863	3,013
* #	Avid Technology, Inc.	61,723	915,352
*	Avnet, Inc.	228,000	3,816,720
* #	Avocent Corp.	52,800	793,056
	AVX Corp.	298,652	2,693,841
*	Aware, Inc.	21,340	48,015
*	Axcelis Technologies, Inc.	193,369	85,082
*	AXT, Inc.	36,400	57,876
	Bel Fuse, Inc. Class A	4,174	86,903
	Bel Fuse, Inc. Class B	17,950	389,515
* #	Benchmark Electronics, Inc.	91,303	1,094,723
#	Black Box Corp.	29,500	897,095
* #	Bookham, Inc.	5,300	2,862
* #	Borland Software Corp.	25,977	38,966
*	Brightpoint, Inc.	30,900	177,984
* #	Brooks Automation, Inc.	92,404	632,967
*	CalAmp Corp.	46,571	36,325
*	California Micro Devices Corp.	34,646	82,111
*	CallWave, Inc.	37,140	40,483
*	Captaris, Inc.	15,700	74,732
*	Cascade Microtech, Inc.	23,271	74,467
*	Catapult Communications Corp.	30,276	129,279

21

*	CEVA, Inc.	11,574	98,379
* #	Checkpoint Systems, Inc.	28,400	358,124
*	Ciber, Inc.	31,700	171,180
* #	Cirrus Logic, Inc.	51,910	297,963
	Cohu, Inc.	37,208	526,121
*	Comarco, Inc.	5,867	6,659
	Communications Systems, Inc.	6,864	54,912
*	Computer Sciences Corp.	231,053	6,968,558
*	Concurrent Computer Corp.	10,140	37,214
*	Convergys Corp.	197,364	1,517,729
*	Cray, Inc.	30,490	95,739
*	CSP, Inc.	2,514	9,365
#	CTS Corp.	34,200	239,058
*	CyberOptics Corp.	9,134	70,697
	Dataram Corp.	11,134	14,252
*	DDi Corp.	25,458	114,052
*	Digi International, Inc.	27,887	285,563
*	Ditech Networks, Inc.	4,748	3,941
*	Dot Hill Systems Corp.	100,590	119,702
*	DSP Group, Inc.	7,000	44,100
*	Dynamics Research Corp.	17,974	138,400
*	EDCI Holdings, Inc.	4	13
*	Edgewater Technology, Inc.	6,593	14,175
*	EFJohnson Technologies, Inc.	5,104	9,698
*	Electro Scientific Industries, Inc.	34,300	287,091
*	Electronics for Imaging, Inc.	25,800	273,480
* #	EMCORE Corp.	19,200	68,352
* #	EMS Technologies, Inc.	15,237	318,453
*	Endwave Corp.	19,815	65,390
* #	Entegris, Inc.	126,900	341,361
* #	EPIQ Systems, Inc.	32,616	443,251
*	Euronet Worldwide, Inc.	47,991	572,053
* #	Exar Corp.	7,481	49,973
*	Extreme Networks, Inc.	10,300	18,952
*	Fairchild Semiconductor Corp. Class A	144,238	819,272
	Fidelity National Information Services, Inc.	91,600	1,382,244
*	FormFactor, Inc.	18,500	322,270
#	Frequency Electronics, Inc.	17,253	74,360
*	FSI International, Inc.	5,123	2,510
*	Gerber Scientific, Inc.	50,097	239,464
	Gevity HR, Inc.	30,736	104,810
*	Globecomm Systems, Inc.	14,674	115,631
* #	Glu Mobile, Inc.	2,070	1,842
*	GSI Technology, Inc.	16,780	58,730
*	GTSI Corp.	8,203	47,659
*	Hackett Group, Inc.	51,020	152,040
* #	Harris Stratex Networks, Inc. Class A	6,475	42,929
#	Hewlett-Packard Co.	237,000	9,072,360
*	hi/fn, inc.	15,101	40,018
* #	Hutchinson Technology, Inc.	49,671	339,750
*	Hypercom Corp.	67,100	130,845
*	I.D. Systems, Inc.	1,909	10,366
*	IAC/InterActiveCorp	172,391	2,889,273
*	iBasis, Inc.	1,900	4,199
*	Ikanos Communications, Inc.	12,254	18,504

22

#	Imation Corp.	66,691	821,633
*	InFocus Corp.	26,671	23,737
	InfoSpace, Inc.	65,299	559,612
*	Ingram Micro, Inc.	299,279	3,989,389
* #	Insight Enterprises, Inc.	23,200	225,736
#	Integral Systems, Inc.	21,364	524,913
*	Integrated Device Technology, Inc.	220,510	1,402,444
*	Integrated Silicon Solution, Inc.	27,577	49,914
* #	Intelli-Check, Inc.	3,300	7,590
* #	International Rectifier Corp.	32,800	506,432
* #	Internet Brands, Inc.	4,500	29,205
*	Internet Capital Group, Inc.	58,172	332,744
	Intersil Corp.	169,165	2,315,869
*	Interwoven, Inc.	16,300	205,543
*	Intest Corp.	12,266	9,567
*	Intevac, Inc.	34,801	270,752
*	IntriCon Corp.	482	2,531
* #	iPass, Inc.	85,896	163,202
#	IXYS Corp.	63,086	500,903
	Jabil Circuit, Inc.	189,400	1,592,854
*	JDS Uniphase Corp.	137,990	753,425
	Keithley Instruments, Inc.	16,951	72,042
* #	Kemet Corp.	332	196
*	Key Tronic Corp.	17,405	27,500
*	Keynote Systems, Inc.	31,600	309,680
*	Kopin Corp.	32,016	74,277
*	Kratos Defense & Security Solutions, Inc.	113,983	168,695
* #	L-1 Identity Solutions, Inc.	143,173	1,174,019
*	Lattice Semiconductor Corp.	142,278	267,483
*	Leadis Technolgies, Inc.	12,767	8,554
* #	LeCroy Corp.	14,031	69,734
*	Lionbridge Technologies, Inc.	69,200	120,408
*	Logility, Inc.	194	1,028
*	LookSmart, Ltd.	35,780	61,899
* #	LTX-Credence Corp.	90,925	56,374
*	Management Network Group, Inc.	38,306	32,560
*	Mattson Technology, Inc.	6,600	17,292
* #	Mentor Graphics Corp.	52,655	386,488
*	Mercury Computer Systems, Inc.	35,415	254,280
*	Merix Corp.	733	418
#	Methode Electronics, Inc.	79,571	603,944
*	Micron Technology, Inc.	990,716	4,666,272
*	Microtune, Inc.	5,400	13,500
*	MIPS Technologies, Inc.	40,025	111,670
* #	MKS Instruments, Inc.	85,290	1,582,130
*	ModusLink Global Solutions, Inc.	77,660	431,790
* #	MPS Group, Inc.	128,700	1,002,573
* #	MRV Communications, Inc.	10,780	7,976
*	Multi-Fineline Electronix, Inc.	16,900	197,392
*	Nanometrics, Inc.	47,970	59,003
* #	Network Equipment Technologies, Inc.	14,285	38,998
*	Newport Corp.	56,016	402,755
* #	Novellus Systems, Inc.	18,200	287,560
*	Nu Horizons Electronics Corp.	14,932	28,072
* #	OmniVision Technologies, Inc.	38,897	314,677

23

* #	ON Semiconductor Corp.	10,701	54,682
#	Openwave Systems, Inc.	7,095	5,321
*	Oplink Communications, Inc.	20,800	168,896
* #	OPNET Technologies, Inc.	23,600	298,068
*	Opnext, Inc.	38,358	153,432
*	Optelecom-NKF, Inc.	4,329	22,143
*	Optical Cable Corp.	9,195	42,205
* #	Orbcomm, Inc.	11,500	34,500
*	OSI Systems, Inc.	8,630	99,245
* #	Overland Storage, Inc.	3,099	837
* #	OYO Geospace Corp.	1	29
*	Palm, Inc.	3,530	14,085
*	PAR Technology Corp.	22,375	110,756
* #	PC Connection, Inc.	52,813	318,991
	PC-Tel, Inc.	62,853	368,947
*	PDF Solutions, Inc.	193	579
*	Perceptron, Inc.	4,904	20,793
*	Performance Technologies, Inc.	25,851	80,397
*	Pericom Semiconductor Corp.	10,468	81,650
* #	Perot Systems Corp.	95,861	1,379,440
*	Pervasive Software, Inc.	36,268	150,512
*	Photronics, Inc.	43,100	29,739
*	Physicians Formula Holdings, Inc.	7,529	26,577
*	PlanetOut, Inc.	340	544
*	PLATO Learning, Inc.	25,884	44,520
*	PLX Technology, Inc.	14,500	49,880
* #	Powerwave Technologies, Inc.	72,367	68,749
* ●	Price Communications Liquidation Trust	47,738	6,520
	Qualstar Corp.	700	1,547
*	Quantum Corp.	4,846	1,405
* #	RadiSys Corp.	42,445	270,375
*	RealNetworks, Inc.	224,844	962,332
* #	RF Micro Devices, Inc.	201,156	400,300
*	RF Monolithics, Inc.	3,187	1,689
	Richardson Electronics, Ltd.	11,619	58,327
*	Rudolph Technologies, Inc.	69,020	231,217
* #	S1 Corp.	53,400	334,818
*	Safeguard Scientifics, Inc.	68,723	54,291
* #	Sandisk Corp.	936	8,321
*	Sanmina-SCI Corp.	131,096	98,322
*	SCM Microsystems, Inc.	18,612	37,038
*	SeaChange International, Inc.	33,539	256,238
* #	Secure Computing Corp.	20,975	118,719
*	Selectica, Inc.	3,953	4,230
*	Semitool, Inc.	4,824	28,510
*	SI International, Inc.	5,570	160,416
* #	Silicon Image, Inc.	52,024	237,750
* #	Silicon Storage Technology, Inc.	197,920	623,448
* #	Skyworks Solutions, Inc.	169,331	1,207,330
*	Smith Micro Software, Inc.	32,001	200,006
*	Soapstone Networks, Inc.	28,005	80,654
* #	Sonic Solutions, Inc.	600	1,224
*	SonicWALL, Inc.	13,803	61,837
*	Spansion, Inc.	5,400	3,348
*	Spectrum Control, Inc.	13,833	86,180

24

* #	Standard Microsystems Corp.	5,090	91,671
	StarTek, Inc.	30,545	101,104
* #	STEC, Inc.	9,696	53,328
*	SumTotal Systems, Inc.	39,973	128,313
*	Sun Microsystems, Inc.	123,975	570,285
*	SupportSoft, Inc.	64,379	160,948
* #	Sycamore Networks, Inc.	517,447	1,728,273
*	Symantec Corp.	780,999	9,824,967
*	Symmetricom, Inc.	95,703	425,878
* #	SYNNEX Corp.	60,100	927,343
*	Tech Data Corp.	93,952	2,015,270
	Technitrol, Inc.	14,000	80,780
*	Technology Solutions Co.	3,555	9,119
*	TechTeam Global, Inc.	13,534	79,174
*	Tellabs, Inc.	279,155	1,183,617
*	Telular Corp.	24,670	37,005
* #	Teradyne, Inc.	355,484	1,812,968
*	Tessco Technologies, Inc.	9,246	101,429
*	Tier Technologies, Inc. Class B	8,900	53,222
*	Tollgrade Communications, Inc.	8,755	38,522
* #	Track Data Corp.	8,633	14,029
*	Trident Microsystems, Inc.	2,123	3,843
* #	Triquint Semiconductor, Inc.	168,914	756,735
	TSR, Inc.	1,300	2,600
*	TTM Technologies, Inc.	31,977	228,955
*	Ultra Clean Holdings, Inc.	3,316	10,014
*	Ultratech, Inc.	41,685	628,610
#	United Online, Inc.	21,062	155,859
* #	UTStarcom, Inc.	200,314	476,747
*	Vicon Industries, Inc.	3,081	14,481
*	Vignette Corp.	35,100	285,012
* #	Virage Logic Corp.	27,855	125,905
*	Vishay Intertechnology, Inc.	227,425	980,202
*	Web.com Group, Inc.	45,583	223,813
* #	Westell Technologies, Inc.	8,831	2,799
*	White Electronics Designs Corp.	27,184	108,464
*	Wireless Telecom Group, Inc.	39,972	23,583
*	WPCS International, Inc.	9,861	29,583
	Xerox Corp.	1,179,032	9,455,837
*	Zoran Corp.	59,212	481,986
*	Zygo Corp.	39,500	339,305
Total Information Technology			119,393,595

Materials — (2.4%)
	A. Schulman, Inc.	26,800	479,988
	A.M. Castle & Co.	24,182	294,295
*	American Pacific Corp.	2,873	33,183
	Ashland, Inc.	112,560	2,542,730
	Bemis Co., Inc.	78,113	1,940,327
* #	Brush Engineered Materials, Inc.	9,287	113,951
*	Buckeye Technologies, Inc.	22,600	133,114
*	Bway Holding Co.	1,500	11,220
#	Cabot Corp.	438	11,585
*	Caraustar Industries, Inc.	6,005	2,168
	Chemtura Corp.	420,979	728,294

25

#	Cliffs Natural Resources, Inc.	2,000	53,980
* #	Coeur d’Alene Mines Corp.	911,433	656,232
*	Continental Materials Corp.	100	1,813
*	Core Molding Technologies, Inc.	1,188	3,861
	Cytec Industries, Inc.	64,700	1,832,304
#	Empire Resources, Inc.	8,950	20,585
	Ferro Corp.	49,500	766,260
#	Freeport-McMoRan Copper & Gold, Inc. Class B	110,372	3,211,825
	Friedman Industries, Inc.	10,535	54,255
#	Georgia Gulf Corp.	8,200	18,860
#	Gibraltar Industries, Inc.	61,100	809,575
* #	Graphic Packaging Holding Co.	275,452	509,586
* #	Headwaters, Inc.	84,996	900,958
	International Paper Co.	490,762	8,450,922
#	Kaiser Aluminum Corp.	32,695	1,097,244
#	Kronos Worldwide, Inc.	2,919	37,071
#	Louisiana-Pacific Corp.	155,300	745,440
*	Material Sciences Corp.	24,611	121,332
	MeadWestavco Corp.	264,051	3,704,636
*	Mod-Pac Corp.	1,091	3,218
#	Myers Industries, Inc.	40,050	423,329
	Neenah Paper, Inc.	23,700	214,011
#	NL Industries, Inc.	75,511	1,040,542
	NN, Inc.	22,500	162,225
*	Northern Technologies International Corp.	3,000	31,050
* #	Northwest Pipe Co.	12,085	347,202
	Olympic Steel, Inc.	2,500	57,150
* #	OM Group, Inc.	46,900	1,000,846
	P.H. Glatfelter Co.	46,800	482,508
	Penford Corp.	22,044	283,706
* #	PolyOne Corp.	171,354	813,932
	Quaker Chemical Corp.	2,900	55,477
*	Ready Mix, Inc.	3,839	9,060
	Reliance Steel & Aluminum Co.	50,700	1,269,528
*	Rock of Ages Corp.	1,200	3,600
#	Rock-Tenn Co. Class A	56,380	1,714,516
*	Rockwood Holdings, Inc.	35,100	433,485
* #	Rosetta Resources, Inc.	79,112	834,632
#	Schnitzer Steel Industries, Inc. Class A	30,900	832,137
	Schweitzer-Maudoit International, Inc.	32,213	538,601
*	Smurfit-Stone Container Corp.	372,794	503,272
	Spartech Corp.	2,500	15,900
	Stepan Co.	15,906	569,912
* #	Stillwater Mining Co.	13,259	52,506
#	Synalloy Corp.	4,195	31,463
#	Temple-Inland, Inc.	44,500	263,885
#	Terra Industries, Inc.	1,835	40,352
*	U.S. Concrete, Inc.	87,351	275,156
* #	U.S. Gold Corp.	14,827	10,379
*	Universal Stainless & Alloy Products, Inc.	5,509	101,531
#	Valspar Corp.	144,410	2,953,185
	Wausau Paper Corp.	80,700	747,282
#	Westlake Chemical Corp.	99,100	1,806,593
	Weyerhaeuser Co.	311,975	11,923,685
#	Worthington Industries, Inc.	6,000	72,420
Total Materials			59,205,870

26

Other — (0.0%)
* # ●	ePresence, Inc. Escrow Shares	6,400	—
* ●	MAIR Holdings, Inc. Escrow Shares	1,415	1,656
* ●	Petrocorp, Inc. Escrow Shares	900	54
Total Other			1,710

Telecommunication Services — (6.5%)
#	Arbinet-thexchange, Inc.	3,200	9,280
	AT&T, Inc.	3,496,990	93,614,422
	CenturyTel, Inc.	207,530	5,211,078
	D&E Communications, Inc.	24,213	169,491
* #	General Communications, Inc. Class A	44,592	342,467
	IDT Corp.	2,259	2,011
#	IDT Corp. Class B	2,200	2,266
* #	NextWave Wireless, Inc.	10,528	2,948
*	Occam Networks, Inc.	26,624	74,813
	Sprint Nextel Corp.	3,528,077	11,042,881
	SureWest Communications	11,866	209,672
	Telephone & Data Systems, Inc.	80,200	2,153,370
	Telephone & Data Systems, Inc. Special Shares	12,407	339,952
*	United States Cellular Corp.	43,453	1,664,684
	Verizon Communications, Inc.	1,643,676	48,767,867
*	Xeta Corp.	18,366	31,222
Total Telecommunication Services			163,638,424

Utilities — (0.1%)
*	Maine & Maritimes Corp.	1,600	52,800
*	Reliant Energy, Inc.	444,750	2,334,938
	Southern Union Co.	1	—
	Unitil Corp.	1,800	43,200
Total Utilities			2,430,938

TOTAL COMMON STOCKS			2,124,655,766

RIGHTS/WARRANTS — (0.0%)
*	Lantronix, Inc. Warrants 2008	33	17

TEMPORARY CASH INVESTMENTS — (2.0%)
	BlackRock Liquidity Funds Tempcash Portfolio-Institutional Shares	38,403,563	38,403,563

		Face
		Amount
		(000)
	Repurchase Agreement, PNC Capital Markets, Inc. 0.94%, 11/03/08 (Collateralized by $14,345,000 FHLMC 6.275%(r), 09/01/36, valued at $10,738,962) to be repurchased at $10,577,829	$10,577	10,577,000
TOTAL TEMPORARY CASH INVESTMENTS			48,980,563

27

		Shares
SECURITIES LENDING COLLATERAL — (13.1%)
§ @	DFA Short Term Investment Fund LP	301,849,543	301,849,543

		Face
		Amount
		(000)
@	Repurchase Agreement, Deutsche Bank Securities 0.24%, 11/03/08 (Collateralized by $30,992,549 FNMA, rates ranging from 5.000% to 7.000%, maturities from 11/01/33 to 08/01/38 & U.S. Treasury STRIP 1.573%(y), 05/15/12, valued at $28,175,867) to be repurchased at $27,427,287	$27,427	27,426,740

TOTAL SECURITIES LENDING COLLATERAL			329,276,283

TOTAL INVESTMENTS - (100.0%) (Cost $2,977,897,731)			$2,502,912,629

See accompanying Notes to Financial Statements.

28

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of

The DFA Investment Trust Company

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of The U.S. Large Company Series, The U.S. Large Cap Value Series, The U.S. Small Cap Value Series, The U.S. Small Cap Series, The U.S. Micro Cap Series, The DFA International Value Series, The Japanese Small Company Series, The Asia Pacific Small Company Series, The United Kingdom Small Company Series, The Canadian Small Company Series, The Continental Small Company Series, The Emerging Markets Series, The Emerging Markets Small Cap Series, The Tax-Managed U.S. Marketwide Value Series, The Tax-Managed U.S. Equity Series, DFA Two-Year Global Fixed Income Series, Enhanced U.S. Large Company Series and DFA One-Year Fixed Income Series (constituting series within The DFA Investment Trust Company, hereafter referred to as the “Series”) as of October 31, 2008, and for the year then ended and have issued our unqualified report thereon dated December 22, 2008 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Series’ investment portfolios (the “Portfolios”) as of October 31, 2008 appearing in Item 6 of this Form N-CSR. These Portfolios are the responsibility of the Series’ management. Our responsibility is to express an opinion on these Portfolios based on our audit. In our opinion, the Portfolios referred to above, when read in conjunction with the financial statements of the Series referred to above, present fairly, in all material respects, the information set forth therein.

PricewaterhouseCoopers LLP

Philadelphia, Pennsylvania

December 22, 2008

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

This item is not applicable to the Registrant, which is an open-end management investment company.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

The Registrant has adopted procedures by which a Qualifying Fund Shareholder (as defined below) may recommend disinterested board of directors candidates to the Registrant’s Nominating Committee.  While the Nominating Committee is solely responsible for the selection and recommendation of disinterested board of directors candidates to the board of directors, the Nominating Committee will consider nominees recommended by Qualifying Fund Shareholders if a vacancy occurs among board members.  A Qualifying Fund Shareholder is a shareholder, or group of shareholders, that:  (i) owns of record, or beneficially through a financial intermediary, 5% or more of the Registrant’s outstanding shares, and (ii) has owned such shares for 12 months or more prior to submitting the recommendation to the Nominating Committee.  Such recommendations shall be directed to the Secretary of the Registrant at such address as is set forth in the Registrant’s disclosure documents.  The Qualifying Fund Shareholder’s letter should include:  (i) the name and address of the Qualifying Fund Shareholder making the recommendation; (ii) the number of shares of each series of shares of the Registrant that are owned of record and beneficially by such Qualifying Fund Shareholder, and the length of time that such shares have been so owned by the Qualifying Fund Shareholder; (iii) a description of all arrangements and understandings between such Qualifying Fund Shareholder and any other person or persons (naming such person or persons) pursuant to which the recommendation is being made; (iv) the name and address of the nominee; and (v) the nominee’s resume or curriculum vitae.  The Qualifying Fund Shareholder’s letter must be accompanied by a written consent of the individual to stand for election if nominated for the board and to serve if elected by shareholders.  The Nominating Committee also may seek such additional information about the nominee as the Nominating Committee considers appropriate, including information relating to such nominee that is required to be disclosed in solicitations or proxies for the election of board members.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)            Based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this Report, the Registrant’s Principal Executive Officer and Principal Financial Officer believe that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the filing date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s officers that are making certifications in the Report, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the Principal Executive Officer and the Principal Financial Officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

(b)            There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the second fiscal quarter of the period covered by this Report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)(1)       Code of Ethics is filed herewith.

(a)(2)       Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are filed herewith.

(a)(3)       This item is not applicable.

(b)            Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dimensional Investment Group Inc.

By:	/s/David G. Booth
David G. Booth
Chairman, Director, President and
Chief Executive Officer

Date:  January 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/David G. Booth
David G. Booth
Principal Executive Officer
Dimensional Investment Group Inc.

Date:  January 5, 2009

By:	/s/David R. Martin
David R. Martin
Principal Financial Officer
Dimensional Investment Group Inc.

Date:  January 6, 2009